UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

Metropolitan Series Fund, Inc.

(Exact name of registrant as specified in charter)

501 Boylston Street

Boston, Massachusetts 02116

(Address of Principal Executive Office)

JAMES L. LIPSCOMB, ESQ.

Executive Vice President & General Counsel

MetLife Group, Inc.

One MetLife Plaza

27-01 Queens Plaza North

Long Island City, New York 11101

(Name and address of agent for service)

Copy to:

THOMAS M. LENZ, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

Registrant’s telephone number, including area code: 617-578-3104

Date of fiscal year end: December 31

Date of reporting period: July 1, 2004 to December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Metropolitan Series Fund, Inc.

Letter from the President	MSF-1

Portfolio Management Commentary
BlackRock Money Market Portfolio	MSF-2
Lehman Brothers® Aggregate Bond Index Portfolio	MSF-3
Salomon Brothers Strategic Bond Opportunities Portfolio	MSF-5
Salomon Brothers U.S. Government Portfolio	MSF-7
BlackRock Bond Income Portfolio	MSF-9

MFS Total Return Portfolio	MSF-11
BlackRock Diversified Portfolio	MSF-13

Capital Guardian U.S. Equity Portfolio	MSF-15
Davis Venture Value Portfolio	MSF-17
FI Value Leaders Portfolio	MSF-19
Harris Oakmark Large Cap Value Portfolio	MSF-21
Jennison Growth Portfolio	MSF-23
Met/Putnam Voyager Portfolio	MSF-25
MetLife Stock Index Portfolio	MSF-27
MFS Investors Trust Portfolio	MSF-29
BlackRock Investment Trust Portfolio	MSF-31
BlackRock Legacy Large Cap Growth Portfolio	MSF-33
BlackRock Large Cap Value Portfolio	MSF-35
T. Rowe Price Large Cap Growth Portfolio	MSF-37
Zenith Equity Portfolio	MSF-39

FI Mid Cap Opportunities Portfolio	MSF-40
Harris Oakmark Focused Value Portfolio	MSF-42
MetLife Mid Cap Stock Index Portfolio	MSF-44
Neuberger Berman Partners Mid Cap Value Portfolio	MSF-46
BlackRock Aggressive Growth Portfolio	MSF-48

Franklin Templeton Small Cap Growth Portfolio	MSF-50
Loomis Sayles Small Cap Portfolio	MSF-52
Russell 2000® Index Portfolio	MSF-54
BlackRock Strategic Value Portfolio	MSF-56
T. Rowe Price Small Cap Growth Portfolio	MSF-58

FI International Stock Portfolio	MSF-60
Morgan Stanley EAFE® Index Portfolio	MSF-62
Scudder Global Equity Portfolio	MSF-64

Shareholder Expense Example	MSF-66

Financial Statements
BlackRock Money Market Portfolio	MSF-71
Lehman Brothers® Aggregate Bond Index Portfolio	MSF-76
Salomon Brothers Strategic Bond Opportunities Portfolio	MSF-89
Salomon Brothers U.S. Government Portfolio	MSF-100
BlackRock Bond Income Portfolio	MSF-105

MFS Total Return Portfolio	MSF-114
BlackRock Diversified Portfolio	MSF-125

Capital Guardian U.S. Equity Portfolio	MSF-135
Davis Venture Value Portfolio	MSF-141
FI Value Leaders Portfolio	MSF-146
Harris Oakmark Large Cap Value Portfolio	MSF-153
Jennison Growth Portfolio	MSF-158
Met/Putnam Voyager Portfolio	MSF-163
MetLife Stock Index Portfolio	MSF-169
MFS Investors Trust Portfolio	MSF-179
BlackRock Investment Trust Portfolio	MSF-184
BlackRock Legacy Large Cap Growth Portfolio	MSF-189
BlackRock Large Cap Value Portfolio	MSF-194
T. Rowe Price Large Cap Growth Portfolio	MSF-199
Zenith Equity Portfolio	MSF-205

FI Mid Cap Opportunities Portfolio	MSF-209
Harris Oakmark Focused Value Portfolio	MSF-214
MetLife Mid Cap Stock Index Portfolio	MSF-218
Neuberger Berman Partners Mid Cap Value Portfolio	MSF-227
BlackRock Aggressive Growth Portfolio	MSF-232

Franklin Templeton Small Cap Growth Portfolio	MSF-237
Loomis Sayles Small Cap Portfolio	MSF-243
Russell 2000® Index Portfolio	MSF-250
BlackRock Strategic Value Portfolio	MSF-271
T. Rowe Price Small Cap Growth Portfolio	MSF-278

FI International Stock Portfolio	MSF-285
Morgan Stanley EAFE® Index Portfolio	MSF-292
Scudder Global Equity Portfolio	MSF-304

Notes to Schedule of Investments	MSF-309

Notes to Financial Statements	MSF-311

Report of Independent Registered Public Accounting Firm	MSF-323

Shareholder Vote	MSF-324

Directors and Officers	MSF-325

Not all Portfolios are available under every product.

Refer to your prospectus for information on the Portfolios that are available.

Morgan Stanley sponsors the MSCI EAFE® Index, Lehman Brothers sponsors the Lehman Brothers® Aggregate Bond Index, Standard & Poor’s sponsors the S&P 500® Index and the S&P 400 MidCap Index, and Frank Russell Company sponsors the Russell 2000® Index (together referred to as the “index sponsors”). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the Metropolitan Series Fund, Inc’s (the “Fund’s”) Portfolios (the “Portfolios”) or make any representation regarding the advisability of investing in the Portfolios. The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsors, and references thereto have been made with permission. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life Insurance Company and the Fund.

Letter from the President

February 2005

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2004 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

Please note that effective January 31, 2005, BlackRock Advisors, Inc. became subadvisor to various Metropolitan Series Fund portfolios that were previously managed by State Street Research & Management Company. Some of these portfolios may be available in your product. As a result of this change, the portfolios have been renamed as shown below:

Name of Portfolio Prior to January 31, 2005	Name of Portfolio as of January 31, 2005

State Street Research Aggressive Growth Portfolio	BlackRock Aggressive Growth Portfolio

State Street Research Aurora Portfolio	BlackRock Strategic Value Portfolio

State Street Research Bond Income Portfolio	BlackRock Bond Income Portfolio

State Street Research Diversified Portfolio	BlackRock Diversified Portfolio

State Street Research Investment Trust Portfolio	BlackRock Investment Trust Portfolio

State Street Research Large Cap Growth Portfolio	BlackRock Legacy Large Cap Growth Portfolio

State Street Research Large Cap Value Portfolio	BlackRock Large Cap Value Portfolio

State Street Research Money Market Portfolio	BlackRock Money Market Portfolio

For more information regarding this change and BlackRock Advisors, Inc. please refer to your Metropolitan Series Fund, Inc. prospectus supplement dated January 31, 2005.

You have the opportunity to join other policyholder and contract owners who are already taking advantage of our eDelivery service. When you register for eDelivery, fund reports, prospectuses and other informational documents are sent to you electronically. You can view and save your documents on-line, rather than receiving them in the mail. eDelivery is free, convenient, paperless and easy. See the inside front cover for information on how to sign up for eDelivery.

We look forward to serving your future investment needs.

Sincerely,

Hugh McHaffie

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio (formerly State Street Research Money Market Portfolio)

Portfolio Manager Commentary*

State Street Research & Management Company (“State Street Research”), the Portfolio’s subadviser prior to January 31, 2005, prepared this commentary, which addresses the Portfolio’s performance for the one year period, ended December 31, 2004. On January 31, 2005 BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Money Market Portfolio to BlackRock Money Market Portfolio. This commentary does not reflect the management of BlackRock.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the BlackRock Money Market Portfolio returned 1.0%; the Class B shares returned 0.7%; and the Class E shares returned 0.8%. The average return of its peer group, the Lipper Variable Insurance Products Money Market Funds Universe1, was 0.8% over the same period.

PORTFOLIO REVIEW

U.S. economic growth in the fourth quarter continued to recover from the soft patch experienced earlier in 2004. The Federal Reserve’s “measured” campaign to hike rates continued, as the federal funds rate rose by a total of 50 basis points during the fourth quarter to end the year at 2.25%. The federal funds rate began the year at a forty-year low of 1.00%. Employment growth continued to increase at a moderate pace, with 2.2 million new jobs created in 2004 (about 189,000 per month). The Core Consumer Price Index (CPI), having declined sharply during the third quarter, accelerated in the final quarter of 2004 to end the year about 2% higher than where it began the year.

During the year, the Portfolio invested in only the highest quality, short-term money market instruments and U.S. government securities. It also invested in first-tier corporate and domestic bank paper, as well as the paper of Canadian banks and provinces. The Portfolio continued to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

At the start of 2004, we laddered high-quality securities in the one to six-month maturity range and continued to purchase money market-eligible U.S. government securities with 13-month maturities to pick up the yield and extend the Portfolio’s maturity. We balanced these longer maturity securities with shorter-term money market securities. As the year progressed, the Portfolio’s weighted average maturity was shortened in order to take advantage of variable rate money market instruments resetting at higher yields.

The Portfolio is neither insured nor guaranteed by the U.S. Government. The Portfolio seeks but cannot assure a stable share price of $100.00. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less that the original cost.

* The views expressed above are those of State Street Research & Management Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the Lehman Brothers Aggregate Bond Index Portfolio returned 4.1%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 4.3% over the same period.

PORTFOLIO REVIEW

Similar to 2003, the three broad themes in 2004 were interest rate volatility, the devaluation of the dollar, and credit improvement. The Federal Reserve raised interest rates five times during the year for a total of 1.25%. This brought the Fed Funds rate up to 2.25% at year-end. As a result, investors gained confidence that inflation was under control, putting downward pressure on long-term interest rates and causing the yield curve to flatten. The yield on the 2-year Treasury Note finished the year at 3.07% (up from 1.82% on 12/31/2003), and the yield on the 30-year Treasury Bond finished the year at 4.83% (down from 5.07% on 12/31/2003). The U.S. dollar continued to lose value during 2004. The dollar lost 7.1% versus the euro, and 4.1% versus the yen.

Despite record issuance, credit demand was strong from U.S. and non-U.S. investors. After reporting the weakest excess return performance for the first half of 2004, the credit sector was the top performer on an excess return basis (up 159 basis points [bps]) for 2004. Evidenced by the excess return for BBB rated bonds (up 219 bps versus 67 bps for AAA rated bonds, 68 bps for AA rated bonds, and 144 bps for A rated bonds), investors were willing to take on risk because they were more confident with the validity of reporting and corporate management within the credit market. Agencies had the worst excess return for the year (up 78 bps versus 142 bps for Mortgage Backed Securities, 142 bps for Asset Backed Securities, and 119 bps for Collateralized Mortgage Backed Securities).

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-3

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2004

	Lehman Brothers Aggregate Bond Index Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
1 Year	4.1%	3.8%	3.9%	4.3%
5 Years	7.3	N/A	N/A	7.7
Since Inception	5.9	5.8	6.1	6.4

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 11/9/98, 1/2/01, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	30.1%
United States Treasury Notes	17.7%
Federal Home Loan Mortgage Corp.	12.7%
United States Treasury Bonds	7.1%
Federal Home Loan Bank	1.3%
Government National Mortgage Association	0.9%
HSBC Holdings, Inc.	0.8%
J.P. Morgan Chase Commercial Mortgage Securities Corp.	0.8%
United Mexican States	0.8%
Lehman Brothers Holdings, Inc.	0.7%

Top Sectors

% of Total Market Value
Mortgage Backed Securities	34.1%
Treasury	25.1%
Agency	11.2%
Industrial	10.8%
Finance	7.7%
Non-Corporate	3.8%
Collateralized Mortgage Backed Securities	2.9%
Utilitiy	2.2%
Asset Backed Securities	1.3%
Cash/Other	1.1%

MSF-4

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Managed by Salomon Brothers Asset Management, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the Salomon Brothers Strategic Bond Opportunities Portfolio returned 6.6%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 4.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products General Bond Funds Universe2, was 6.9% over the same period.

PORTFOLIO REVIEW

As widely anticipated, the Federal Reserve Board (the “Fed”) raised its federal funds target rate during 2004, bringing it to 2.25%, at year-end, from 1.0% at December 31, 2003, which had been its lowest level in more than 40 years. Even though the market fully expected the 25 basis point hike in the federal funds rate in late June and each successive meeting thereafter, the wording of the statement’s following the meetings still generated some anxiety. The Fed continued to reiterate throughout the year that it would increase rates “at a pace that is likely to be measured” but also added, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.” The yield on the 10-year U.S. Treasury Note ended the year relatively unchanged, having slightly declined by 2 basis points for the year, after reaching its low of 3.68% in March and then hitting its high of 4.87% in June. After reaching its high in June, the 10-year U.S. Treasury rallied after the Fed’s initial 25 basis points rate hike, and remained range bound for the remainder of the year.

Most of the year was characterized by investors dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The U.S. economy’s quarterly pace of growth continued to advance over the period and the economy completed its third year of expansion since the 2001 recession. Although a series of one-off events—surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc.—undoubtedly restrained growth in 2004, the economy proved resilient enough to grow 4% over the past four quarters. Even the U.S. labor market, which generated lackluster results throughout most of 2003, improved over the past year, but the pace of improvement was uneven from month-to-month. Given the combination of strong gross domestic product (“GDP”) results, comments from the Fed about a more robust economy, improvement in job growth and a pick-up in inflation, the economy has appeared to be firing on all cylinders.

Mortgage-backed securities outperformed U.S. Treasury securities of comparable duration during the year. Agency securities provided only modest excess returns versus U.S. Treasuries of similar duration. While all Treasuries finished the year in positive territory, longer-term U.S. Treasuries outperformed U.S. Treasury bills and notes, as the Treasury curve flattened during the second half of the year, causing the shorter end of the curve to underperform.

During 2004, the high yield market, as represented by the Citigroup High Yield Market Index, returned 10.8%, outperforming nearly all other fixed income asset classes. The high-yield market’s strong performance reflected the favorable technical and fundamental conditions that existed for high-yield bonds through most of the period. Emerging markets debt also performed well for the year, returning 11.77% as represented by the J.P. Morgan Emerging Markets Bond Plus Index. Good country fundamentals, commodity price strength, and the absence of U.S. Treasury market volatility during the majority of the period supported emerging markets debt returns.

The Portfolio’s allocation to higher-yielding bonds proved to be beneficial over the period. Within the U.S. investment-grade component of the Portfolio, we increased our allocations to mortgages throughout the year as mortgages continued to provide excess returns over Treasuries and ended the year at 142 basis points over Treasuries on a duration adjusted basis according to Lehman Brothers. We were also able to put some excess cash to use in the Treasury market and in investment grade corporate bonds. We decreased our allocation to the U.S. high yield market in favor of increasing exposure to emerging markets debt, which provided additional yield and performance over the 12 months. We remained short duration versus the benchmark index, as we continued to position our portfolios defensively on interest rates.

Keep in mind, the Portfolio’s investments are subject to interest rate and credit risks. Interest rate increases, causing the prices of fixed income securities to decline, could reduce the value of the Portfolio’s share price. Lower-rated, higher yielding bonds, known as “junk bonds,” are subject to greater credit risk, including the risk of default, than higher-rated obligations.

Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-5

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2004

	Salomon Brothers Strategic Bond Opportunities Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
1 Year	6.6%	6.3%	6.5%	4.3%
5 Years	8.6	N/A	N/A	7.7
10 Years	9.0	N/A	N/A	7.7
Since Inception	—	11.8	8.8	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2004

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	20.2%
Federal Home Loan Mortgage Corp.	8.3%
United States Treasury Notes	6.3%
Federative Republic of Brazil	5.0%
Russian Federation	2.6%
Federal Republic of Germany	2.3%
United Mexican States	2.1%
Republic of Finland	2.0%
Bundes Republic of Deutschland	1.9%
United States Treasury Bonds	1.3%

Top Sectors

% of Total Market Value
U.S. Investment Grade	52.0%
Emerging Market Debt	18.0%
U.S. High Yield	15.1%
Non U.S. Investment Grade	10.1%
Cash/Other	4.8%

MSF-6

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Managed by Salomon Brothers Asset Management Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the Salomon Brothers U.S. Government Portfolio returned 3.0%, compared to its benchmark, the Lehman Brothers Intermediate Government Bond Index1, which returned 2.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products U.S. Mortgage Funds Universe2, was 3.6% over the same period.

PORTFOLIO REVIEW

As widely anticipated, the Federal Reserve Board (the “Fed”) raised its federal funds target rate during 2004, bringing it to 2.25%, at year-end, from 1.0% at December 31, 2003, which had been its lowest level in more than 40 years. Even though the market fully expected the 25 basis point hike in the federal funds rate in late June and each successive meeting thereafter, the wording of the statement’s following the meetings still generated some anxiety. The Fed continued to reiterate throughout the year that it would increase rates “at a pace that is likely to be measured” but also added, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.” The yield on the 10-year U.S. Treasury Note ended the year relatively unchanged, having slightly declined by 2 basis points for the year, after reaching it’s low of 3.68% in March and then hitting its high of 4.87% in June. After reaching its high in June, the 10-year U.S. Treasury rallied after the Fed’s initial 25 basis points rate hike, and remained range bound for the remainder of the year.

Most of the year was characterized by investors dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The U.S. economy’s quarterly pace of growth continued to advance over the period and the economy completed its third year of expansion since the 2001 recession. Although a series of one-off events—surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc.—undoubtedly restrained growth in 2004, the economy proved resilient enough to grow 4% over the past four quarters. Even the U.S. labor market, which generated lackluster results throughout most of 2003, improved over the past year, but the pace of improvement was uneven from month-to-month. Given the combination of strong gross domestic product (“GDP”) results, comments from the Fed about a more robust economy, improvement in job growth and a pick-up in inflation, the economy has appeared to be firing on all cylinders.

Mortgage-backed securities outperformed U.S. Treasury securities of comparable duration during the year. Agency securities provided only modest excess returns versus U.S. Treasuries of similar duration. While all Treasuries finished the year in positive territory, longer-term U.S. Treasuries outperformed U.S. Treasury bills and notes, as the Treasury curve flattened during the second half of the year, causing the shorter end of the curve to underperform.

The Portfolio benefited from its strategic allocation to mortgage-backed securities during the period, as they provided 142 basis points of excess return over Treasuries, according to Lehman Brothers. We continued to invest the Portfolio’s assets primarily in mortgage-backed securities, specifically mortgage pass-through securities and, to a lesser extent, collateralized mortgage obligations, and U.S. Treasury securities. Throughout the period, we tactically reallocated to Treasuries at favorable entry points, which increased our exposure to the sector. In turn we decreased our mortgage-backed securities weighting as a defensive measure due to tighter spreads and valuations within the mortgage-backed sector, and due to the potential for increased volatility within the mortgage sector as the Fed continues to raise interest rates, potentially putting pressure on the 10-year part of the yield curve. We also decreased our exposure to asset-backed securities during the period.

For most of the period, overall duration was kept shorter than that of our benchmark index, the Lehman Brothers Intermediate Government Bond Index. (Duration is a measure of a portfolio’s price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.)

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lehman Brothers Intermediate Government Bond Index® includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-7

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO

THE LEHMAN INTERMEDIATE U.S. GOVERNMENT BOND INDEX

Average Annual Returns as of December 31, 2004

	Salomon Brothers U.S. Government Portfolio			Lehman Brothers Intermediate Government Bond Index
	Class A	Class B	Class E
1 Year	3.0%	2.7%	2.8%	2.3%
5 Years	5.9	N/A	N/A	6.6
10 Years	6.4	N/A	N/A	6.8
Since Inception	-	3.3	4.5	-

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2004

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	48.0%
Federal Home Loan Mortgage Corp.	22.1%
United States Treasury Notes	19.4%
Government National Mortgage Association	0.7%
Federal Home Loan Bank	0.3%

Top Sector

% of Total Market Value
Mortgage	70.4%
Treasury	19.5%
Agency	1.0%
Cash/Other	9.1%

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio (formerly State Street Research Bond Income Portfolio)

Portfolio Manager Commentary*

State Street Research & Management Company (“State Street Research”), the Portfolio’s subadviser prior to January 31, 2005, prepared this commentary, which addresses the Portfolio’s performance for the one year period, ended December 31, 2004. On January 31, 2005 BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Bond Income Portfolio to BlackRock Bond Income Portfolio. This commentary does not reflect the management of BlackRock.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the BlackRock Bond Income Portfolio returned 4.4%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 4.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Corporate Debt A Rated Funds Universe2, was 4.2% over the same period.

PORTFOLIO REVIEW

Bonds finished the year in positive territory. While the federal funds rate has increased by 125 basis points since June 2004, U.S. Treasury yields have declined, with the ten-year yield falling 36 basis points from 4.58% to 4.22%. In addition, credit spreads over U.S. Treasuries have narrowed, especially within the riskier credits, with high-yield debt and emerging debt spreads having narrowed by more than 100 basis points. In fact, the riskiest (CCC-rated) debt within the high-yield sector narrowed by 173 basis points during the second half of the year. The decline in Fed fund and Eurodollar futures through the end of 2004 also reflected reduced concern about Fed rate hikes. The Fed’s “measured” campaign appears to have allayed concerns about the need for the Fed to take a more aggressive approach.

U.S. economic growth continued to recover from the soft patch experienced earlier in 2004. The Fed’s “measured” campaign to hike rates continued, as the federal funds rate rose by a total of 50 basis points during the fourth quarter to end the year at 2.25%. Employment growth continued to increase at a moderate pace, with 2.2 million new jobs created in 2004 (about 189,000 per month). The Core Consumer Price Index (CPI), having declined sharply during the third quarter, accelerated in the final quarter of 2004 to end the year about 2% higher than where it began the year.

In the fourth quarter, investors focused on the U.S. current account deficit, which rose to a record level close to 6% of GDP. Given the extensive U.S. dollar holdings of various central banks, notably Japan and China, a decision to withdraw these allocations or simply to reduce them could prompt interest rates to rise suddenly.

The Lehman Brothers Aggregate Bond Index returned 4.3% for 2004 as spreads and yields both narrowed. Riskier fixed income assets, such as emerging market and high-yield debt, performed particularly well during the year. In addition, BBB-rated bonds and industrials performed strongly.

The Portfolio’s biggest gains came from its allocations to top-performing sectors. An overweight in high-yield was the largest contributor to performance. The high-yield sector posted some of the strongest returns, led by lower-quality issues with CCC and B ratings. The Portfolio’s overweight in investment-grade credit also gave a significant boost to returns, as spreads narrowed dramatically. The Portfolio maintained a modest allocation to emerging market issues, which also provided strong returns for the year. Our investments in commercial mortgage-backed securities (MBS) and asset-backed securities, both of which offered a yield advantage over Treasuries, continued to positively contribute to performance.

During the year we remained neutral along the yield curve, which had a minimal impact on returns. Our overall duration positioning was slightly longer than that of the index at year-end, which minimally impacted returns as interest rates rose for the period. Our underweight to U.S. agencies and security selection within the MBS sector detracted from returns.

* The views expressed above are those of State Street Research & Management Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio (formerly State Street Research Bond Income Portfolio)

A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2004

	BlackRock Bond Income Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
1 Year	4.4%	4.2%	4.3%	4.3%
5 Years	7.1	N/A	N/A	7.7
10 Years	8.0	N/A	N/A	7.7
Since Inception	—	6.3	6.2	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 8/26/83, 5/1/01, and 4/23/02, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	32.6%
United States Treasury Notes	8.7%
United States Treasury Bonds	5.8%
Government National Mortgage Association	5.5%
LB-UBS Commercial Mortgage Trust	2.2%
Dow Jones CDC.NA.HY.3 Trust 3	1.9%
Washington Mutual, Inc.	1.0%
Household Finance Corp.	0.9%
J.P. Morgan Commercial Mortgage Finance Corp.	0.8%
Federal Home Loan Bank	0.8%

Top Sectors

% of Total Market Value
U.S. Agency Mortgage	35.7%
Corporate	22.0%
U.S. Treasury	15.0%
Non-Agency Mortgage	8.8%
Asset Backed	5.7%
High Yield	4.7%
Agency/Government Sponsored Enterprise	3.4%
Emerging Markets	1.7%
Cash/Other	3.0%

MSF-10

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the MFS Total Return Portfolio returned 11.3%, compared to its benchmark, a blend of the Standard & Poor’s 500 Index1 (60%) and the Lehman Brothers Aggregate Bond Index2 (40%), which returned 8.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Flexible Portfolio Funds Universe3, was 8.3% over the same period.

PORTFOLIO REVIEW

For stock investors, 2004 was a bumpy ride with a smooth finish. In the end, improving fundamental factors such as corporate spending and earnings growth triumphed and drove equity markets to solid gains for the year. During the 12-month period, investors endured skyrocketing oil prices, rising short-term interest rates, a volatile and retreating U.S. dollar, record budget and trade deficits, and war in Iraq—and for a time it seemed these factors would lead to flat or negative annual performance for many investments. But by the last quarter of 2004, oil prices retreated, investors seemed to adopt a less negative view of other broad economic issues, and markets appeared to recognize that both corporate profits and economic growth were up remarkably for the year.

In the bond market, the biggest surprise of 2004 was that long-term interest rates—which were widely expected to rise—did not. In fact, interest rates for 10-year U.S. Treasuries were virtually flat for the one-year period while rates for 30-year Treasuries declined. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) For the most part, longer-term bond investors collected their coupon yields and did not suffer the expected loss of principal.

Stock selection and our overweighted position in the utilities and communication sector were major contributors to good relative performance during the period. Among the investments in the sector that helped drive performance were the telecomunications stocks Sprint and AT&T Wireless and the Texas-based electric power generator TXU. (AT&T Wireless was acquired during the year by Cingular, a joint venture of SBC and BellSouth.)

Stock selection in the basic materials sector boosted relative performance as well. Both Owens-Illinois, a manufacturer of glass containers and plastic packaging, and Companhia Vale do Rio Docc, the Brazilian firm that is the world’s largest iron ore miner, posted solid gains for the period.

Our overweighted position in the energy sector made a key positive impact. One of the stocks that did well for the Portfolio in the sector was the oil-drilling company Noble.

At the individual stock level, our decision to underweight pharmaceuticals giant Pfizer, whose stock was down significantly for the year, had the biggest positive impact on the Portfolio’s relative returns. The Portfolio also benefited from our decisions to avoid Intel and to underweight Cisco Systems, two tech stocks that declined significantly during the year.

Performance of the bond portion of the Portfolio was helped by our duration stance, as well as by sector allocation and security selection. The Portfolio was relatively short on duration, a measure of sensitivity to interest rate changes, throughout the one-year period. This aided relative performance as the yield curve flattened dramatically when short-term interest rates rose in response to five rate hikes by the Federal Reserve Board. An overweighting in corporate bonds, particularly in the utilities and finance areas, also helped relative results, as did bond selection within industries. The Portfolio’s holdings in TIPS (Treasury Inflation Protected Securities) and U.S. Federal Agency Bonds contributed to relative performance.

There were also several factors that detracted from the Portfolio’s relative performance. Our stock selection in the leisure sector was the primary detractor from relative performance during the year. A decision to overweight the media company Viacom, whose stock declined during the year, acted as the biggest individual drag on relative returns.

Stock selection in the retailing sector also had a negative impact. The biggest detractor from relative returns in the sector was the pharmaceutical chain Rite Aid, which had a difficult year. Not owning the online auctioneer eBay hurt relative returns. One of the stocks we did own in the tech sector proved to be a disappointment, as Nortel Networks, a manufacturer of telecommunications equipment, had a down year. The energy giant Exxon Mobil posted strong gains during the period, and our decision to underweight the stock held back the Portfolio’s relative returns. Finally, overweighting the bank Mellon Financial, whose stock was down slightly for the year, detracted from relative returns.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

3 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-11

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO

S&P 500 INDEX AND THE LEHMAN BROTHERS

AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2004

	MFS Total Return Portfolio			S&P 500 Index	Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
1 Year	11.3%	11.0%	N/A	10.9%	4.3%
5 Years	2.7	N/A	N/A	-2.3	7.7
10 Years	11.2	N/A	N/A	12.1	7.7
Since Inception	—	6.8	8.6%	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 5/1/87, 5/1/02, and 4/26/04, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	13.7%
United States Treasury Notes	6.3%
Federal Home Loan Mortgage Corp.	2.9%
United States Treasury Bonds	2.4%
Bank of America Corp.	2.0%
Sprint Corp.	2.0%
Verizon Communications, Inc.	1.7%
Government National Mortgage Association	1.5%
Citigroup, Inc.	1.5%
JPMorgan Chase & Co.	1.5%

Top Equity Sectors

% of Equity Market Value
Financial Services	24.9%
Utilities & Communications	14.2%
Energy	10.2%
Health Care	10.1%
Leisure	8.7%

Top Fixed Income Sectors
% of Fixed Income Market Value
Mortgage Backed	36.1%
U.S. Treasuries	22.8%
High Grade Corporates	22.2%
U.S. Government Agencies	12.5%
Commercial Mortgage Backed Securities	3.2%

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio (formerly State Street Research Diversified Portfolio)

Portfolio Manager Commentary*

State Street Research & Management Company (“State Street Research”), the Portfolio’s subadviser prior to January 31, 2005, prepared this commentary, which addresses the Portfolio’s performance for the one year period, ended December 31, 2004. On January 31, 2005 BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Diversified Portfolio to BlackRock Diversified Portfolio. This commentary does not reflect the management of BlackRock.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the State Street Research Diversified Portfolio returned 8.5%, compared to its benchmark, a blend of the Standard & Poor’s 500 Index1 (60%) and the Lehman Brothers Aggregate Bond Index2 (40%), which returned 8.3%. The average return of its peer group, the Lipper Variable Insurance Products Balanced Funds Universe3, was 8.6% over the same period.

PORTFOLIO REVIEW

After three quarters of relatively flat returns resulting from investors’ concerns with larger macro issues such as the presidential election, interest rates, and terrorism fears, the S&P 500 Index rebounded in the fourth quarter, gaining 9.2%, and finished the year up 10.9%.

The Lehman Brothers Aggregate Bond Index returned 4.3% for 2004 as yield spreads of credit based bonds narrowed. Riskier fixed income assets, such as emerging market and high-yield debt, performed particularly well during the year. In addition, BBB-rated bonds and industrials provided strong returns. The Mortgage-Backed Securities (MBS) sector posted positive gains while spreads continued to tighten.

We maintained an allocation of 65% equities and 35% bonds at the end of the year, and diverged only slightly from those allocations throughout the period. An overweight in equities, strong stock selection, and overweight allocations to investment-grade, high-yield and emerging market fixed income sectors helped the Portfolio outperform its benchmark.

For the equity portion of the Portfolio, stock selection in health care was the single greatest contributor to relative returns during 2004. Strength across health care industries boosted returns and decisions in pharmaceuticals and medical instruments provided the largest contributions. The Portfolio’s exposure to energy stocks also bolstered returns during the year. Our holdings benefited from elevated commodity prices during the year. Stock selection in technology and producer durables dampened return comparisons.

For the bond portion of the Portfolio, the biggest gains came from allocations to top-performing sectors. An overweight in high-yield was the largest contributor to performance. The high-yield sector posted some of the strongest returns led by lower-quality issues with CCC and B ratings. The Portfolio’s overweight in investment-grade credit also gave a significant boost to returns, as spreads of bonds in this sector relative to treasury bonds narrowed dramatically. The Portfolio maintained a modest allocation to emerging market issues, which also positively contributed to performance for the year. We also benefited from investments in commercial mortgage-backed securities and asset-backed securities, both of which offered a yield advantage over Treasuries. We maintained a moderate allocation to the MBS sector at the end of the year. We continued to be neutral along the yield curve, while our overall duration positioning was slightly longer than the index at year-end. This strategy had no material effect on returns as interest rates rose for the period. While U.S. agencies performed well for the period, we remained underweight the sector due to headline risk.

* The views expressed above are those of State Street Research & Management Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

3 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio (formerly State Street Research Diversified Portfolio)

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX AND THE LEHMAN BROTHERS

AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2004

	BlackRock Diversified Portfolio			S&P 500 Index	Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
1 Year	8.5%	N/A	8.3%	10.9%	4.3%
5 Years	1.3	N/A	N/A	-2.3	7.7
10 Years	9.3	N/A	N/A	12.1	7.7
Since Inception	-	7.1	2.0	-	-

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 7/25/86, 4/26/04, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2004

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	11.4%
United States Treasury Notes	3.2%
General Electric Co.	2.5%
Microsoft Corp.	2.2%
United States Treasury Bonds	2.2%
Government National Mortgage Association	2.1%
Tyco International, Ltd.	1.9%
Novartis AG	1.5%
SPDR Trust Series 1	1.4%
Comcast Corp.	1.2%

Top Equity Sectors

% of Equity Market Value
Financial Services	16.4%
Consumer Discretionary	16.0%
Technology	14.5%
Health Care	12.2%
Consumer Staples	7.3%

Top Fixed Income Sectors
% of Fixed Income Market Value
U.S. Agency Mortgage	35.9%
Corporate	22.8%
U.S. Treasury	16.1%
Non-Agency Mortgage	7.6%
Asset Backed	5.0%

MSF-14

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Managed by Capital Guardian Trust Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the Capital Guardian U.S. Equity Portfolio returned 9.3%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 10.9% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Universe2, was 12.1% over the same period.

PORTFOLIO REVIEW

Late October marked a peak in oil prices and the start of a rally for U.S. stocks. As oil declined, stocks steadily rose, ending the year with the broad indices up over 10%; this brought total returns for stocks, which were nearly flat at the end of the third quarter, well into positive territory at year’s end. In addition to falling energy prices, stocks rallied after the conclusion of the presidential election and in response to a spate of mergers and acquisitions (primarily in software, telecommunications and health care), and healthy economic data, including a continued gradual improvement in job creation and income growth. The Federal Reserve slowly raised short-term interest rates during the year, continuing its move toward a neutral monetary policy.

The best-returning sectors for the year were energy (supported by high oil prices), utilities and telecommunication services. The pharmaceuticals industry within the health care sector was the weakest performer for the year. This was primarily driven by growing public debate about drug safety that impacted several of the large pharmaceutical companies in the index. The information technology and consumer staples also underperformed the market during the year.

The Portfolio’s top overall detractor for the year was weak stock selection in the health care sector, primarily within the Portfolio’s holdings in the pharmaceutical industry. Despite strength in prior years, several of the Portfolio’s top holdings suffered setbacks in 2004. U.K. drug company AstraZeneca was the top overall relative detractor for the year after several of its drugs received increased regulatory scrutiny or, in the case of Exanta, were not approved. Despite this stock’s underperformance, we felt that investors’ macro/political concerns regarding health care costs, the Federal budget deficit, and drug pricing were already reflected in drug stock valuations. While there has been some trimming of AstraZeneca from the Portfolio, it still ended the year as the largest position in the Portfolio. Another drug company that detracted from results in 2004 was Forest Laboratories. Results at Forest Labs were dampened by concerns over generic competitors to their anti-depressant drug Celexa. While this drug’s earnings stream could be depressed by the introduction of generic versions to the marketplace, we continued to find the company’s valuations compelling and it remained a top holding in the Portfolio at the end of the period.

Stock selection was also a detractor in the information technology sector, primarily within the semiconductor and semiconductor capital equipment company industries. Applied Materials, KLA-Tencor, Intel, and Teradyne were all down for the year and were among the Portfolio’s top absolute detractors.

The top contributor to results for the year was stock selection within the telecommunication services sector. Performance in this area was driven primarily by the Portfolio’s holdings in Sprint PCS and Sprint FON. The late October merger of these two companies into Sprint Corporation was looked on as a positive by the market and the stock ended the year up significantly. Sprint ended the year as the fourth largest position in the Portfolio.

Stock selection within the financial sector was the second largest relative contributor to results for the year. Student loan generator SLM Corporation was the top performing stock in this sector, after being one of the top contributors in 2003 as well. Growth at SLM was supported by higher loan volumes (more students) and ever-rising tuition rates. SLM ended the year as the Portfolio’s seventh largest position. Bank One was also a top contributor for the year.

The consumer staples sector in the index underperformed the market, but our holdings did better on average and the sector was the third largest relative contributor for the year. Results in this sector were driven by Costco Wholesale, Altria Group, and Estee Lauder.

Investors were cautious in 2004, doubting the sustainability of strong economic growth rates in the U.S. and elsewhere; they focused instead on the implications of soaring energy prices and setbacks in Iraq.

As a result of many individual decisions on stocks, the Portfolio in aggregate was underweight the largest capitalization stocks and emphasized relatively smaller companies within the large-cap universe. The Portfolio’s largest deviations from the index on a sector basis were overweight positions in health care and information technology and underweight positions in financials and industrials.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-15

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

Average Annual Returns as of December 31, 2004

	Capital Guardian U.S. Equity Portfolio		S&P 500 Index
	Class A	Class B
1 Year	9.3%	9.0%	10.9%
Since Inception	6.7	6.5	6.4

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/02. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
AstraZeneca, Plc. (ADR)	2.8%
Forest Laboratories, Inc.	2.6%
General Electric Co.	2.5%
Sprint Corp.	2.4%
Washington Mutual, Inc.	2.4%
JPMorgan Chase & Co.	2.2%
SLM Corp.	2.1%
Exxon Mobil Corp.	2.0%
Wells Fargo & Co.	1.9%
Applied Materials, Inc.	1.8%

Top Sectors

% of Total Market Value
Information Technology	18.3%
Health Care	17.1%
Financial	15.7%
Consumer Discretionary	10.8%
Energy	9.3%
Consumer Staples	8.8%
Industrials	8.5%
Telecommunications	3.3%
Materials	2.5%
Utilities	1.7%
Cash/Other	4.0%

MSF-16

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Managed by Davis Selected Advisers, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the Davis Venture Value Portfolio returned 12.4%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 10.9% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe2, was 8.6% over the same period.

PORTFOLIO REVIEW

The Portfolio’s investment strategy is to perform extensive research and to buy companies with expanding earnings at value prices and hold them for the long term. Contributors and detractors to relative performance over the year are discussed below.

Almost all of the Portfolio’s consumer staples holdings performed well over the period, including Altria Group, up by 18.4%, and Costco Wholesale, up by 31.15%. In 2003 the Portfolio’s large financial services holdings were the most important contributor to the Portfolio’s strong performance. In 2004 the Portfolio’s large financial services holdings trailed the S&P 500 Index by a small margin. American Express, up by 17.6% for the period; Golden West, up by 19.5%; and Loews, up by 43.6%, turned in strong performances. A number of other financial holdings turned in weaker performances, including Fifth Third Bancorp, down by 17.9%; Marsh & McLennan, down by 25.8% since being purchased in June; and Transatlantic Holdings, down by 3.8%.

Information technology companies in general under-performed the broader market in 2004. The Portfolio benefited by having only a limited exposure to information technology companies.

Other important contributors to performance included Tyco International, an industrials company, up 35.4%, and ConocoPhillips, an energy company, up 35.6%. Other important detractors from performance included H&R Block, the tax preparation company, down 10.0%; Rentokil, an industrial company, down 16.7% since being purchased in January; and two health care companies, Pfizer, down 24.7% before being sold in December, and Eli Lilly, down 17.6% over the period.

It should be noted that a company’s or sector’s contribution to the Portfolio’s performance is a product both of its appreciation or depreciation and it’s weighting within the Portfolio. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-17

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of December 31, 2004

	Davis Venture Value Portfolio			S&P 500 Index
	Class A	Class B	Class E
1 Year	12.4%	12.0%	12.1%	10.9%
5 Years	3.7	N/A	N/A	-2.3
10 Years	14.2	N/A	N/A	12.1
Since Inception	—	16.3	3.2	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 2/20/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
American Express Co.	7.3%
Altria Group, Inc.	5.4%
American International Group, Inc.	4.4%
Tyco International, Ltd.	4.3%
Wells Fargo & Co.	3.6%
Berkshire Hathaway, Inc. (Class A)	3.5%
Citigroup, Inc.	3.4%
HSBC Holdings, Plc.	3.3%
Costco Wholesale Corp.	3.2%
The Progressive Corp.	3.0%

Top Sectors

% of Total Market Value
Financial	47.6%
Consumer Staples	11.9%
Energy	8.0%
Industrials	7.3%
Consumer Discretionary	5.6%
Marerials	4.2%
Information Technology	3.8%
Health Care	3.5%
Telecommunications	0.5%
Cash/Other	7.6%

MSF-18

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the FI Value Leaders Portfolio returned 13.7%, compared to its benchmark, the Russell 1000 Value Index1, which returned 16.5% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Value Funds Universe2, was 14.6% over the same period.

PORTFOLIO REVIEW

Equities realized solid returns in the 12-month period ending December 31, 2004, and for the second straight year the S&P 500 Index3 posted double-digit gains. After robust gains in 2003, investors had many concerns on their minds early in 2004, including rising interest rates, the presidential election, terrorism fears and the escalating cost of oil. However, by the end of the year, most of these pressures had eased, leading to a broad-based rally in the fourth quarter.

In this environment, the Portfolio posted strong returns, but underperformed the Russell 1000 Value Index benchmark. Performance was hurt by negative market selection in the information technology and health care sectors. Within technology, the Portfolio was overweighted in the poor-performing semiconductor industry. Within health care, the Portfolio had a sizable overweight in the lagging pharmaceuticals industry. Also detracting from performance was weak security selection within the insurance and diversified financials industries. On a positive note, the Portfolio benefited from positive security selection within the materials and health care sectors. Within the materials sector, the Portfolio received a boost from an overweighting in the strong-performing chemicals industry. In the health care sector, performance was helped by positions within the health care equipment and services industry.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-19

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 1000 VALUE INDEX

Average Annual Returns as of December 31, 2004

	FI Value Leaders Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
1 Year	13.7%	13.5%	13.6%	16.5%
5 Years	-1.0	N/A	N/A	5.3
10 Years	10.8	N/A	N/A	13.8
Since Inception	—	15.7	0.6	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 4/30/93, 7/30/02, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
General Electric Co.	6.1%
Exxon Mobil Corp.	3.6%
Bank of America Corp.	3.3%
American International Group, Inc.	2.5%
Honeywell International, Inc.	2.4%
Wachovia Corp.	1.9%
SBC Communications, Inc.	1.9%
Altria Group, Inc.	1.9%
Tyco International, Ltd.	1.8%
Baxter International, Inc.	1.6%

Top Sectors

% of Total Market Value
Financial	20.5%
Industrials	19.7%
Energy	12.4%
Health Care	9.9%
Consumer Discretionary	8.7%
Materials	8.7%
Information Technology	8.6%
Telecommunications	5.2%
Consumer Staples	3.5%
Cash/Other	2.8%

MSF-20

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Managed by Harris Associates, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the Harris Oakmark Large Cap Value Portfolio returned 11.4%, compared to its benchmark, the Russell 1000 Value Index1, which returned 16.5% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Universe2, was 12.1% over the same period.

PORTFOLIO REVIEW

In a year when political events dominated the headlines, the stock market staged a notable late burst to make it a rewarding year after all, quite respectable given the strong results of 2003. For many investors, however, the two-year market rally has yet to fully reverse the decline of 2000-2002, and the naysayers continue to linger.

Last year, while we were generally satisfied with the absolute performance of the Portfolio, we lagged some of our peers who benefited from greater exposure to energy, commodities, and related market sectors. From our perspective, we believe great opportunity lies in higher quality stocks, given the narrow (if any) premium they now command.

During 2004 we added quality businesses such as Citigroup, Inc., Coca-Cola Enterprises, and Raytheon, among others, to the Portfolio. We believe Citigroup has a strong global consumer finance franchise, strong market positions in corporate and investment banking, and a good balance sheet. In Citigroup we believe we bought an outstanding collection of related financial services businesses with a significant global reach at an attractive valuation.

Coca-Cola Enterprises bottles about 80% of Coca-Cola Co.’s U.S. volume. The bottler has suffered recently from a strained relationship with Coca-Cola as well as poor performance at its former parent, but the company generates significant cash flow and is attractively valued.

Raytheon is the 4th largest defense contractor in the U.S. and the largest pure defense electronics company. While Raytheon has some of the best defense assets in the industry, the company has suffered over the past few years due to repeated missteps and poor senior leadership. There is now, however, a new management team in place.

We eliminated our positions in Chiron Corp., Illinois Tool Works, and Sprint Corp. during the year.

Black & Decker Corporation, Burlington Resources and Yum! Brands had the most significant positive impact on performance during the year. Black & Decker is well managed, and an innovative leader in its respective businesses. Margins have improved since moving manufacturing off-shore. The firm has made small acquisitions that have proven fruitful. Dewalt has been a leader in high-end power tools, even though competition in that area has increased.

Burlington Resources stock price benefited from higher oil and natural gas prices. Net gas price realizations in the Canadian market improved significantly. Higher than expected production and expense control have likewise added to Burlington’s profitability. The company continues to use its strong free cash flow to buy back stock.

We believe there is a growing appreciation for the strength of Yum! Brands’ international business and its primary domestic business. Historically, the company’s stock has traded at a significant discount to McDonalds’ stock. We believe that discount is no longer warranted.

Chiron Corp., Merck & Co., and H&R Block had the most significant negative impact on performance during the year. We sold our Chiron stock because we were displeased with Chiron’s communications to shareholders regarding their flu vaccine problems. Even if they can produce vaccines for 2005, we believe they are unlikely to regain their previous market share. Merck experienced a partial rebound in stock price during the quarter despite what we feel is a continuing cloudy earnings outlook and the potential of liability lawsuits over Vioxx. We felt that, because of the recovery of some of their losses, Merck no longer presented higher returns than the rest of the health care sector, and the stock was sold. A primary concern at H&R Block was the decline in their mortgage business. Their tax business remained strong, though they are facing increased competition from companies such as Jackson Hewitt. H&R Block remained in the Portfolio at year-end.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-21

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 VALUE INDEX

Average Annual Returns as of December 31, 2004

	Harris Oakmark Large Cap Value Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
1 Year	11.4%	11.2%	11.3%	16.5%
5 Years	9.8	N/A	N/A	5.3
Since Inception	6.2	12.9	6.4	6.2

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 11/9/98, 7/30/02, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
Washington Mutual, Inc.	2.6%
McDonald’s Corp.	2.5%
Liberty Media Corp. (Class A)	2.4%
Yum! Brands, Inc.	2.4%
Time Warner, Inc.	2.3%
The Walt Disney Co.	2.2%
First Data Corp.	2.1%
Masco Corp.	2.1%
Comcast Corp. (Special Class A)	2.1%
Bristol-Myers Squibb Co.	2.1%

Top Sectors

% of Total Market Value
Consumer Discretionary	41.4%
Financial	15.8%
Consumer Staples	11.3%
Industrials	9.6%
Technology	8.7%
Health Care	8.7%
Energy	3.6%
Cash/Other	0.9%

MSF-22

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the Jennison Growth Portfolio returned 9.2%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 10.9% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was 8.0% over the same period.

PORTFOLIO REVIEW

The Portfolio had another positive year helped in large part by gains in the fourth quarter on the back of lower energy prices and uncontested election results. As we anticipated at the outset of 2004, a synchronized global expansion supported above-trend domestic growth. However, it also created a strain on resources that sent the price of oil and other basic commodities soaring. In the face of this and other challenges, the U.S. economy grew more than 4% in 2004, underscoring recent resiliency in the current cycle.

The Portfolio outperformed the Russell 1000 Growth Index3, a style benchmark; however it modestly underperformed the S&P 500 Index, the Portfolio’s benchmark. During the year, the S&P 500 return of 10.9% outperformed the Russell 1000 Growth return of 6.3% by 460 basis points. The Portfolio tends to have sector allocations more in-line with the growth index, so in order to explain performance it is helpful to examine the composition of these indices. The performance disparity in the indices was due to the significant differences in the sector weightings of the benchmarks, as there was a spread of approximately 30% between high and low performing sectors. The best performing sectors of the year, Energy, Telecommunications and Utilities, each of which had gains of 20% or more, comprise 13% of the S&P 500 and a mere 2.5% of the Russell 1000 Growth. The worst performing sectors in 2004, Health Care and Information Technology, comprise over 50% of the Russell 1000 Growth, but only 30% of the S&P 500.

Information Technology, the largest weight in the Portfolio, had the most significant positive impact on total return, despite a challenging environment for stocks in this sector. The majority of weakness was in semiconductors, and several holdings, including Intel and Texas Instruments, produced negative returns for the year. Leading up to the summer, the outlook for business spending on semiconductors was positive and building momentum. Demand slowed suddenly however, leading to excess inventories. Nevertheless, certain segments within the Information Technology sector did quite well and more than offset the sector’s overall weakness. Internet related companies such as Google and Yahoo! benefited from explosive growth in Internet advertising revenue. Apple Computer was a stellar performer due to very strong consumer demand for its iPod and digital lifestyle businesses. The company’s strong balance sheet and its ability to drive significant free cashflow also contributed to its positive performance. Marvell Technology Group, a semiconductor company benefiting from a strong product cycle, overcame a dismal industry environment and was one of the Portfolio’s strongest performing positions.

Energy was the best performing sector in absolute terms for the Portfolio during 2004 and for the equity markets in general. We positioned the Portfolio to benefit from a strong cyclic move in the prices of energy commodities, however we reduced our position toward the end of the year. While not a traditional area of opportunity for our growth portfolios, we remain invested in selected companies that should benefit from a secular supply/demand imbalance. Energy holdings of the Portfolio at year-end included Schlumberger, an oil services company, and Suncor Energy, a company involved in alternative production sources.

Our Health Care holdings helped relative returns due to strong stock selection. Biotechnology companies Gilead Sciences and Genentech were notable performers due to favorable regulatory developments during the year. An underweight in major Pharmaceuticals, which performed poorly due to downward revisions for growth expectations, also helped relative returns. We continue to emphasize companies that have strong product momentum and well above industry-average earnings growth.

Our Consumer Staples positions more than doubled the returns of the S&P 500’s sector and added significantly to relative return. This relative strength was driven by superior returns from Whole Foods Market, a natural and organic supermarket chain; Costco wholesale, the membership warehouse retailer; and Avon, the personal beauty product company.

On the other hand, underperformance for the year versus the benchmark came from the Portfolio’s underweight in the relatively strong performing Industrials sector. Despite strong returns from General Electric, one of the Portfolio’s largest positions, other segments of Industrials such as Aerospace & Defense and Machinery, where we do not have an allocation, did very well. Underperformance relative to the S&P 500 also came from unfavorable stock selection in Financials although no individual holdings stand out as particularly weak performers.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-23

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of December 31, 2004

	Jennison Growth Portfolio		S&P 500 Index
	Class A	Class B
1 Year	9.2%	8.9%	10.9%
Since Inception	3.5	3.2	6.4

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/02. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
eBay, Inc.	4.0%
General Electric Co.	3.8%
Yahoo!, Inc.	3.6%
Microsoft Corp.	3.2%
Electronic Arts, Inc.	2.9%
Starbucks Corp.	2.9%
Schlumberger, Ltd.	2.7%
Target Corp.	2.6%
Dell, Inc.	2.5%
JPMorgan Chase & Co.	2.5%

Top Sectors

% of Total Market Value
Information Technology	32.2%
Consumer Discretionary	19.5%
Health Care	18.6%
Financial	11.7%
Consumer Staples	6.6%
Industrials	5.6%
Energy	4.5%
Telecommunications	1.0%
Cash/Other	0.2%

MSF-24

Metropolitan Series Fund, Inc.

Met/Putnam Voyager Portfolio

Managed by Putnam Investment Management, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the Met/Putnam Voyager Portfolio returned 5.0%, compared to its benchmark, the Russell 1000 Growth Index1, which returned 6.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was 8.0% over the same period.

PORTFOLIO REVIEW

Despite some strong stock selections in health care and consumer cyclicals, the Portfolio’s relative underperformance can be attributed primarily to unfavorable stock selection in the capital goods sector, particularly aerospace & defense, and an underweight to the relatively strong energy sector early in the year.

The Portfolio benefited from solid stock selection in the health-care sector, namely overweighting UnitedHealth Group in services while not holding Eli Lilly and underweighting Merck in pharmaceuticals. UnitedHealth Group shares soared, along with the entire managed-care area, when President Bush was re-elected in November. The company surpassed consensus expectations and raised earnings guidance every quarter in 2004, as favorable pricing trends continued to outstrip medical cost increases. Avoiding Eli Lilly and Merck proved beneficial as both companies were beset by problems involving specific drugs.

Stock selection was also positive in consumer cyclicals; overweighting robust Royal Caribbean in entertainment and avoiding Viacom in broadcasting made the greatest contributions. Powerful business momentum and increased demand drove up the share price of Royal Caribbean, helping the cruise ship operator beat expectations in the first three quarters of the year. According to fourth-quarter surveys, pricing and bookings were still on the rise, indicating leisure travel demand may be getting stronger. Avoiding Viacom helped, as the resignation of COO Mel Karmazin, coupled with a weaker-than-expected advertising recovery in 2004, hurt the stock.

Unrewarded stock selection in capital goods, especially holding Boeing in aerospace & defense, hampered relative performance. The aerospace & defense industry was battered by the Pentagon’s announcement of defense budget cuts totaling $30 billion, proposed amid the rising costs of the war in Iraq. While other aerospace & defense names would be hurt worse by the cuts, Boeing would be hit by $5 billion in reductions for missile defense.

Underweighting energy during the first portion of the year produced a drag on relative performance, as oil prices rose significantly due to greater-than-expected demand from emerging markets and to unanticipated disruptions in supply countries (e.g., Iraq, Russia, Venezuela). We moved to overweight energy mid period as the intermediate-term prospects for many companies in this sector were bolstered by higher oil prices. While we remained overweight, our view on the sector became more cautious as the year came to a close because oil prices had become volatile amid decreased demand due to mild winter weather in many regions. An increase in supply exerted further downward pressure on oil prices.

At December 31, 2004, the Portfolio was most overweight in the consumer cyclicals sector, with an emphasis on the retail-cyclical area. The overweight to technology was bolstered by increasing exposure to the electronics industry, namely purchasing additional shares of Motorola and initiating a position in Storage Technology. Software and communications equipment exposure remained significant. The Portfolio was also overweight in energy, although long-term prospects for oil prices may warrant caution. The Portfolio was most significantly underweight consumer staples, particularly after liquidating Coca-Cola and trimming PepsiCo within beverages. The Portfolio was also underweight the consumer goods and financial sectors.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-25

Metropolitan Series Fund, Inc.

Met/Putnam Voyager Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of December 31, 2004

	Met\Putnam Voyager Portfolio					Russell 1000 Growth Index
	Class A		Class B	Class E
1 Year		5.0%	4.7%		4.7%		6.3%
Since Inception	-	14.8	2.7	-	7.0	-	10.3

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 5/1/00, 5/1/02, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
Johnson & Johnson	4.9%
Microsoft Corp.	4.2%
Pfizer, Inc.	3.6%
Cisco Systems, Inc.	3.0%
The Home Depot, Inc.	2.8%
Intel Corp.	2.7%
Dell, Inc.	2.5%
QUALCOMM, Inc.	2.4%
Adobe Systems, Inc.	2.4%
Wal-Mart Stores, Inc.	2.2%

Top Sectors

% of Total Net Assets
Technology	28.0%
Health Care	23.2%
Consumer Cyclicals	20.0%
Financial	7.4%
Consumer Staples	7.0%
Capital Goods	4.2%
Energy	2.6%
Conglomerates	1.3%
Communication Services	0.7%
Transportation	0.7%
Utilities	0.7%
Cash/Other	4.2%

MSF-26

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the MetLife Stock Index Portfolio returned 10.5%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 10.9% in 2004. The average return of its peer group, the Lipper Variable Insurance Products S&P 500 Index Funds Universe2, was 10.4% over the same period.

PORTFOLIO REVIEW

In 2004 the S&P 500 had a positive return for the second consecutive year. While the market was range-bound during the first months of the year, it rallied during the second half following a definitive presidential election outcome. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, employment data, and the weakening U.S. dollar.

All ten sectors comprising the S&P 500 Index experienced positive returns for the year. Financials (20.7% beginning weight in the benchmark) returned 10.9%, having the largest positive impact on the benchmark return this year. Energy (5.8% beginning weight) was the best-performing sector, up 31.7%. The second-best performing sector was Utilities (2.8% beginning weight), up 24.3%. Other strong performing sectors were: Telecommunication Services, up 19.9%; Industrials, up 18.0%; and Consumer Discretionary, up 13.2%. The three largest names to impact performance were: Exxon Mobil, up 28.0%; Johnson & Johnson, up 25.2%; and General Electric, up 20.7%. The three best performing stocks for the year were: Autodesk, up 209.6%; Apple Computer, up 201.4%; and TXU Corp., up 177.7%.

There were twenty additions and twenty deletions to the benchmark in 2004. The weighted benchmark turnover was approximately 3.1% for the year. This figure represents a significant decrease over the benchmark’s average turnover of 5.2% over the last ten years.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-27

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of December 31, 2004

	MetLife Stock Index Portfolio			S&P 500 Index
	Class A	Class B	Class E
1 Year	10.5%	10.3%	10.4%	10.9%
5 Years	-2.6	N/A	N/A	-2.3
10 Years	11.6	N/A	N/A	12.1
Since Inception	—	-0.4	0.0	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 5/1/90, 1/2/01, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
General Electric Co.	3.3%
Exxon Mobil Corp.	2.8%
Microsoft Corp.	2.5%
Citigroup, Inc.	2.1%
Wal-Mart Stores, Inc.	1.9%
Pfizer, Inc.	1.7%
Bank of America Corp.	1.6%
Johnson & Johnson	1.6%
American International Group, Inc.	1.5%
International Business Machines Corp.	1.4%

Top Sectors

% of Total Market Value
Financials	20.6%
Information Technology	16.0%
Health Care	12.7%
Consumer Discretionary	11.9%
Industrials	11.8%
Consumer Staples	10.5%
Energy	7.2%
Telecommunication Services	3.3%
Materials	3.1%
Utilities	2.9%

MSF-28

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the MFS Investors Trust Portfolio returned 11.4%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 10.9% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe2, was 8.6% over the same period.

PORTFOLIO REVIEW

For stock investors, 2004 was a bumpy ride with a smooth finish. In the end, improving fundamental factors such as corporate spending and earnings growth triumphed and drove equity markets to solid gains for the year. During the 12-month period, investors endured skyrocketing oil prices, rising short-term interest rates, a volatile and retreating U.S. dollar, record budget and trade deficits, and war in Iraq—and for a time it seemed these factors would lead to flat or negative annual performance for many investments. But by the last quarter of 2004, oil prices retreated, investors seemed to adopt a less negative view of other broad economic issues, and markets appeared to recognize that both corporate profits and economic growth were up remarkably for the year.

Relative to the Portfolio’s benchmark, the Standard & Poor’s 500 Index, stocks in the health-care, basic materials, and industrial goods and services sectors were the strongest contributors to the Portfolio’s performance versus its benchmark over the 12-month period. Stock selection in the health-care sector most benefited overall returns. Among individual stocks, an underweighting of pharmaceutical company Pfizer boosted relative results. Avoidance of Merck also helped returns, as did an overweighted position in Johnson & Johnson. In the basic materials sector, an overweighting of Monsanto helped the Portfolio’s performance. Stock selection and sector allocation in the industrial good and services area also benefited results. In this sector, Caterpillar and Tyco International were the chief contributors to performance. Overweightings of Apple Computer and Halliburton, and underweighted positions in The Coca-Cola Co., Wal-Mart Stores, and Intel also helped results.

Stock selections in the leisure and financial-services sectors were the biggest detractors from the Portfolio’s performance. Overweighted positions in Viacom, and The New York Times Co., also hurt relative returns, as did our position in JPMorgan Chase & Co. The Portfolio’s position in Nortel Networks, a stock not in the benchmark, was the largest single detractor. Other positions that hurt results were underweightings in Exxon Mobil, Tenet Healthcare, and Altria Group, and overweighted positions in Cisco Systems and Analog Devices. Avoidance of QUALCOMM also detracted from relative performance.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-29

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of December 31, 2004

	MFS Investors Trust Portfolio			S&P 500 Index
	Class A	Class B	Class E
1 Year	11.4%	11.2%	11.3%	10.9%
5 Years	-1.9	N/A	N/A	-2.3
Since Inception	-1.2	4.7	-0.9	-0.2

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 5/1/90, 5/1/02, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
Johnson & Johnson	3.7%
United Technologies Corp.	3.1%
BP, Plc. (ADR)	2.7%
Tyco International, Ltd.	2.5%
Cisco Systems, Inc.	2.1%
JPMorgan Chase & Co.	2.1%
Bank of America Corp.	2.0%
Oracle Corp.	1.9%
Lockheed Martin Corp.	1.8%
Total S.A. (ADR)	1.8%

Top Sectors

% of Total Net Assets
Health Care	15.9%
Financial Services	15.7%
Technology	15.0%
Industrial Goods & Services	12.2%
Consumer Staples	8.2%
Energy	7.9%
Basic Materials	5.3%
Retailing	5.1%
Leisure	5.0%
Utilities & Communications	4.5%
Transportation	2.4%
Autos & Housing	1.8%
Special Products & Services	1.0%

MSF-30

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio (formerly State Street Research Investment Trust Portfolio)

Portfolio Manager Commentary*

State Street Research & Management Company (“State Street Research”), the Portfolio’s subadviser prior to January 31, 2005, prepared this commentary, which addresses the Portfolio’s performance for the one year period, ended December 31, 2004. On January 31, 2005 BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Investment Trust Portfolio to BlackRock Investment Trust Portfolio. This commentary does not reflect the management of BlackRock.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the BlackRock Investment Trust Portfolio returned 10.9%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 10.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe2, was 8.6% over the same period.

PORTFOLIO REVIEW

After three quarters of relatively flat returns in which investors’ concerns with larger macro issues such as the presidential election, interest rates, and terrorism fears weighed on markets, the S&P 500 Index3 rebounded in the fourth quarter, gaining 9.2% to finish the 2004 year with 10.9% total return.

In this environment, the Portfolio matched its benchmark. The Portfolio benefited from good stock selection across several sectors, including health care, financial services and energy. This was offset by weaker selection within producer durables, technology and utilities. Additionally, an overweight to the energy sector aided performance, while moderate underweights in integrated oils and utilities dampened return comparisons.

Stock selection in health care was the single greatest contributor to relative returns during 2004. Strength across all industries within the sector boosted returns and decisions in pharmaceuticals and medical instruments provided the largest contributions to relative performance.

The Portfolio’s exposure to energy stocks also bolstered returns during the year. Our holdings benefited from elevated commodity prices during the year. Higher coal prices boosted profit margins at Peabody Energy. EOG Resources capitalized on high oil and natural gas prices.

Stock selection in technology and producer durables dampened return comparisons. Heightened inventories and waning demand in semi-conductors proved costly, as firms such as Lam Research and Analog Devices detracted from returns during the year.

Over the last few months of 2004, we made a number of adjustments to the Portfolio consistent with our investment process. Within financial services, we eliminated our position in electronic payment processor First Data due to weakening confidence in its growth rate. We also reduced our exposure to banks, trimming positions in Bank of America and North Fork Bancorp. We increased our weighting within technology, initiating positions in QUALCOMM and Dell. Finally, we sold our position in consumer discretionary names Walt Disney and PETsMART after they had reached our price targets.

* The views expressed above are those of State Street Research & Management Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-31

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio (formerly State Street Research Investment Trust Portfolio)

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX Average Annual Returns as of December 31, 2004
	BlackRock Investment Trust Portfolio			S&P 500 Index
	Class A	Class B	Class E
1 Year	10.9%	10.6%	10.7%	10.9%
5 Years	-3.7	N/A	N/A	-2.3
10 Years	10.2	N/A	N/A	12.1
Since Inception	—	-1.7	-1.6	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 5/1/90, 5/1/01, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
General Electric Co.	3.6%
Microsoft Corp.	3.4%
Tyco International, Ltd.	3.0%
Novartis AG (ADR)	2.4%
News Corp., Inc.	1.9%
Comcast Corp. (Special Class A)	1.9%
Oracle Corp.	1.8%
Time Warner, Inc.	1.8%
International Business Machines Corp.	1.8%
Citigroup, Inc.	1.7%

Top Sectors

% of Total Market Value
Financial Services	16.5%
Consumer Discretionary	16.2%
Technology	14.6%
Health Care	12.3%
Consumer Staples	7.3%
Utilities	7.1%
Materials & Processing	6.9%
Other Energy	4.6%
Intergrated Oils	2.0%
Producer Durables	0.6%
Cash/Other	11.9%

MSF-32

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio (formerly State Street Research Large Cap Growth Portfolio)

Portfolio Manager Commentary*

State Street Research & Management Company (“State Street Research”), the Portfolio’s subadviser from May 1, 2004 until January 31, 2005, prepared this commentary, which addresses the Portfolio’s performance for the one year period, ended December 31, 2004. On May 1, 2004, State Street Research succeeded Fred Alger Management, Inc. as subadviser to the Portfolio. On January 31, 2005 BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Large Cap Growth Portfolio to BlackRock Legacy Large Cap Growth Portfolio. This commentary does not reflect the management of BlackRock.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the State Street Research Large Cap Growth Portfolio returned 8.8%, compared to its benchmark, the Russell 1000 Growth Index1, which returned 6.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was 8.0% over the same period.

PORTFOLIO REVIEW

After three quarters of relatively flat returns, equity markets rallied during the fourth quarter as worries over the outcome of the presidential election, energy costs, terrorism, Iraq, and interest rates subsided.

The Portfolio benefited from strong stock selection across sectors and industries in 2004 as names within consumer discretionary, health care, and materials and processing keyed the Portfolio’s gains during the period. Select disappointments in technology and producer durables modestly detracted from returns. Additionally, our above- benchmark exposure to energy bolstered performance during the period.

Good stock selection within consumer discretionary was central to providing strong returns during the period. Although a diverse group of names helped to boost returns in the sector, consumer electronics names such as Yahoo! and Harman International provided the largest contributions. Yahoo! has capitalized on its leadership position among search engines and continued robust spending on internet advertising. At Harman, a high-end audio, video equipment manufacturer, the company’s success in providing auto ‘info-tainment” systems in luxury vehicles helped fuel growth.

On the negative side, security selection within producer durables and technology created a modest drag on returns. Within the technology sector, a small position in Red Hat, a provider of the computer operating system Linux, proved costly as internal turmoil put downward pressure on its stock price. However, our underweight positioning within the hard-hit semiconductor industry helped to offset these negatives.

We made a number of adjustments within the Portfolio over the last few months of the year. We increased our relative weighting in health care management services, initiating positions in Aetna and PacifiCare Health Systems in anticipation of rising earnings estimates. Within financial services, we eliminated our position in electronic payment processor First Data due to weakening confidence in future growth prospects. In the technology area, we continued to place more of an emphasis on stable growth names, although we were able to uncover some accelerating earnings opportunities.

During the four-month period prior to May 1, 2004 when the Portfolio was managed by Fred Alger Management, Inc., the Portfolio returned –4.4% compared to the –1.6% return of the Standard & Poor’s 500 Index and the –1.2% return of the Russell 1000 Growth Index. All of this underperformance came in April and was due, in part, to an overweighting in the relativity weak information technology sector.

* The views expressed above are those of the State Street Research & Management Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-33

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio (formerly State Street Research Large Cap Growth Portfolio)

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of December 31, 2004

	BlackRock Large Cap Growth Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
1 Year	8.8%	8.6%	8.6%	6.3%
5 Years	-5.7	N/A	N/A	-9.3
10 Years	12.1	N/A	N/A	9.6
Since Inception	—	13.8	-4.1	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
Microsoft Corp.	3.9%
General Electric Co.	3.7%
Novartis AG (ADR)	3.0%
Tyco International, Ltd.	2.7%
Intel Corp.	2.7%
Dell, Inc.	2.7%
UnitedHealth Group, Inc.	2.6%
eBay, Inc.	2.5%
Johnson & Johnson	2.5%
The Procter & Gamble Co.	2.5%

Top Sectors

% of Total Market Value
Consumer Discretionary	24.2%
Technology	22.0%
Health Care	21.3%
Financial Services	11.5%
Consumer Staples	5.2%
Other Energy	4.3%
Utilities	2.7%
Materials & Processing	1.7%
Cash/Other	7.1%

MSF-34

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio (formerly State Street Research Large Cap Value Portfolio)

Portfolio Manager Commentary*

State Street Research & Management Company (“State Street Research”), the Portfolio’s subadviser prior to January 31, 2005, prepared this commentary, which addresses the Portfolio’s performance for the one year period, ended December 31, 2004. On January 31, 2005 BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Large Cap Value Portfolio to BlackRock Large Cap Value Portfolio. This commentary does not reflect the management of BlackRock.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the State Street Research Large Cap Value Portfolio returned 13.4%, compared to its benchmark, the Russell 1000 Value Index1, which returned 16.5% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe2, was 11.5% over the same period.

PORTFOLIO REVIEW

Within the Russell 1000 Value Index, performance was driven primarily by strength in the integrated oils and energy sectors, fueled largely by spiking energy and natural resources prices. Within the Portfolio, stock selection in “other energy” and technology sectors boosted relative returns during the period, while stock selection in financial services and materials & processing detracted from relative performance.

Despite the pullback in oil prices in the fourth quarter, the Portfolio’s energy holdings posted strong positive gains for the year. Driving returns in the sector were offshore drilling and oil well equipment & servicing names. For example, Transocean appreciated significantly during the period, as positive momentum from the latter half of the third quarter carried over into the fourth. Shares of the offshore driller were pushed higher by strong third-quarter profits and continued customer demand for its drilling rigs. In addition, Halliburton aided relative returns as investors reacted positively to the resolution of the asbestos settlement and ongoing restructuring. We took advantage of strength in both Transocean and Halliburton to trim our positions and reinvest proceeds in more attractively valued opportunities.

Solid gains in Motorola and Sun Microsystems helped the Portfolio relative to the Russell 1000 Value Index in the technology sector during 2004. Shares of Motorola gained in the second half of the year as the leading U.S. cell phone manufacturer continued to capture market share in its handset business, cut costs, and improved profit margins. Sun Microsystems also contributed to relative technology returns as the firm’s stock price rebounded in the third quarter. In October, Sun reported quarterly earnings ahead of analysts’ expectations and announced the resolution of a patent settlement with Kodak. The earnings impact of the settlement was less than management had originally anticipated, enabling the firm to return to profitability in what had typically been its most challenging fiscal quarter.

In financial services, relative returns were negatively impacted by exposure to insurance firms. The entire industry suffered in the fourth quarter when New York Attorney General Elliot Spitzer filed a lawsuit against high-profile firms, driving stock prices down. In addition, the Portfolio’s exposure to Fannie Mae provided another drag on performance. Shares of the government-sponsored mortgage financer plummeted late in the third quarter following accusations by government regulators of mismanagement and serious accounting misdeeds.

Disappointing results for Alcoa and International Paper negatively impacted relative performance in the materials & processing sector. Shares of Alcoa slid in April following a first quarter earnings miss, and failed to gain back much ground by year-end. Although we trimmed our position in Alcoa early in the year, the stock proved to be a primary detractor from relative sector returns. At International Paper, weak guidance for the third quarter sparked a significant downturn. The company subsequently posted a third-quarter loss, missing analysts’ expectations.

Our investment approach is driven by our focus on adding value through bottom-up fundamental research. As a result, portfolio positioning and corresponding sector weights relative to the Russell 1000 Value Index were largely determined by stock selection. During the year, the impact of buy and sell decisions within the Portfolio, combined with the performance of underlying holdings, resulted in a modestly increased overweight in consumer discretionary, an increased underweight in integrated oils, a change from an overweight to an underweight in materials & processing, and a change from an underweight to an overweight in technology.

While we added to certain positions in consumer discretionary, we eliminated exposure in cruise ship operator Carnival to take advantage of a rise in that stock’s price. Oil producers generated strong gains during the year as oil prices approached $55/barrel. We also took advantage of strength to trim select positions in integrated oils as valuations and continued growth prospects became less compelling. In materials & processing, an overweight changed to an underweight due, in part, to trimming of poor relative performers. The Portfolio’s technology allocation moved from an underweight to an overweight during the year due largely to the strong relative performance of underlying holdings.

* The views expressed above are those of State Street Research & Management Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-35

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio (formerly State Street Research Large Cap Value Portfolio)

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 VALUE INDEX

Average Annual Returns as of December 31, 2004

	BlackRock Large Cap Value Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
1 Year	13.4%	13.2%	13.3%	16.5%
Since Inception	8.1	17.3	8.0	9.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 5/1/02, 7/30/02, and 5/1/02, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
iShares Russell 1000 Value Index Fund	3.9%
Bank of America Corp.	3.6%
Citigroup, Inc.	3.1%
Exxon Mobil Corp.	2.6%
Tyco International, Ltd.	2.0%
McDonald’s Corp.	1.9%
PPL Corp.	1.9%
The Walt Disney Co.	1.9%
JPMorgan Chase & Co.	1.8%
Union Pacific Corp.	1.8%

Top Sectors

% of Total Market Value
Financial Services	23.9%
Consumer Discretionary	18.4%
Health Care	7.4%
Intergrated Oils	7.2%
Technology	6.3%
Utilities	6.0%
Consumer Staples	5.9%
Materials & Processing	4.7%
Other Energy	4.6%
Producer Durables	2.9%
Autos & Transportation	2.5%
Cash/Other	10.2%

MSF-36

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned 9.9%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 10.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was 8.0% over the same period.

PORTFOLIO REVIEW

Large-cap growth stocks posted solid results for the 12-month period ended December 31, 2004, but once again lagged large-cap value shares. Most stock market benchmarks ended the year near their highest levels, thanks in large part to a fourth-quarter rally triggered by falling oil prices and the U.S. presidential election concluding without controversy. Within the S&P 500 Index, the energy (higher oil prices) and utilities sectors were strongest; health care (pharmaceuticals) and information technology were weakest, but still posted positive returns.

The Portfolio modestly underperformed the S&P 500 Index, but outperformed the style-specific Russell 1000 Growth Index3 [6.30%] and the Lipper Large-Cap Growth Funds Index for the year. Overall, sector allocation decisions (overweighting information technology, underweighting energy, and not owning utilities) detracted from relative results. However, strong stock selection in the health care, materials, and information technology sectors nearly offset all of the ground lost to the S&P 500 from weak sector allocation.

The health care sector was the best contributor to relative performance. Among our health care services providers, both UnitedHealth Group (the Portfolio’s third-largest holding) and WellPoint (merged with Anthem in the fourth quarter and became the nation’s largest health insurer) trended steadily higher. Additionally, we benefited from underweighting pharmaceuticals (avoiding Merck, eliminating Eli Lilly, and underweighting Pfizer), which aided our comparison with the benchmark. The materials sector was the second-best relative contributor to performance, driven by good stock selection and strong global demand for steel. The Portfolio’s overweight in steel producer Nucor was the main driver of relative performance within the sector.

Rising oil prices benefited the energy sector, but stock selection and an underweight allocation to the sector hampered the Portfolio’s performance versus the S&P 500. Schlumberger, for example, posted solid gains, but detracted from relative results because it did not perform as well as other holdings in the group.

Financials were relative performance detractors for 2004, largely due to stock selection. Within the financial sector, the Portfolio was significantly overweight in capital markets—State Street and Mellon Financial had negative returns for the year and were large detractors to relative performance—and underweight in the better performing commercial banks, which benefited from consolidation in early 2004. On a brighter note, markets rebounded strongly in the final quarter, benefiting from reinvigorated Initital Public Offering (IPO) and merger activity and stronger economic growth. Insurance holdings were generally weak performers for the past 12 months.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-37

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of December 31, 2004

	T. Rowe Price Large Cap Growth Portfolio			S&P 500 Index
	Class A	Class B	Class E
1 Year	9.9%	9.7%	9.8%	10.9%
5 Years	-0.2	N/A	N/A	-2.3
Since Inception	4.8	15.6	1.0	2.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 10/31/94, 7/30/02, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
Citigroup, Inc.	3.6%
Microsoft Corp.	3.3%
UnitedHealth Group, Inc.	2.6%
General Electric Co.	2.5%
American International Group, Inc.	2.3%
Wal-Mart Stores, Inc.	2.1%
State Street Corp.	1.9%
Dell, Inc.	1.9%
Tyco International, Ltd.	1.8%
Liberty Media Corp. (Class A)	1.7%

Top Sectors

% of Total Market Value
Information Technology	20.8%
Financials	20.5%
Consumer Discretionary	18.5%
Health Care	13.2%
Industrials and Business Services	9.6%
Consumer Staples	5.4%
Energy	4.1%
Telecommunication Services	3.3%
Materials	2.0%
Cash/Other	2.6%

MSF-38

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the Zenith Equity Portfolio returned 11.0%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 10.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe2, was 8.6% over the same period.

PORTFOLIO REVIEW

Currently, MetLife Advisers invests the assets of Zenith Equity Portfolio equally among Capital Guardian U.S. Equity Portfolio, FI Value Leaders Portfolio, and Jennison Growth Portfolio (the Underlying Portfolios).

For information on the Underlying Portfolios, please see sections of this report pertaining to each of the Underlying Portfolios.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc.; Jennison Growth Portfolio (Class A)	33.5%
Metropolitan Series Fund, Inc.; FI Value Leaders Portfolio (Class A)	33.3%
Metropolitan Series Fund, Inc.; Capital Guardian U.S. Equity Portfolio (Class A)	33.2%

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

                                   [CHART]

Average Annual Returns as of December 31, 2004

	Zenith Equity Portfolio	S&P 500 Index
1 Year	11.0%	10.9%
5 Years	-1.9	-2.3
10 Years	11.3	12.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-39

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the FI Mid Cap Opportunities Portfolio returned 17.2%, compared to its benchmark, the Standard & Poor’s MidCap 400 Index1, which returned 16.5%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe2, was 14.8% over the same period.

The subadviser of the Portfolio was changed on May 1, 2004 from Janus Capital Management, LLC to Fidelity Management & Research Company. The performance in the above paragraph and in the table below includes the performance of the prior subadviser.

PORTFOLIO REVIEW

Equities realized solid returns in the 12-month period ending December 31, 2004, and for the second straight year the S&P 500 Index3 posted double-digit gains. Mid Cap stocks, as measured by the S&P 400, did even better. After robust gains in 2003, investors had many concerns on their minds early in 2004, including rising interest rates, the presidential election, terrorism fears and the escalating cost of oil. However, by the end of the year, most of these pressures had eased, leading to a broad-based rally in the fourth quarter.

For the four-month period prior to May 1st when the Portfolio was subadvised by Janus Capital Management, the Portfolio returned 2.2% compared to the 1.6% return of the Standard & Poor’s Mid Cap 400 Index and 1.9% return of the Russell Midcap Growth Index4, its benchmark at the time. The Portfolio was helped by its growth orientation. Among the strong individual performers were video slot machine maker International Game Technology, Inc. and Adult / Online Education company Apollo Group. Irish discount airline Ryanair Holdings detracted from the Portfolio’s performance during this four-month period.

From May to December 2004, the FI Mid Cap Opportunities Portfolio slightly outperformed the S&P MidCap 400 Index (14.7% vs. 14.6%). Compared with its benchmark, good stock selection was the primary driver of relative performance, while sector selection hurt. Astute stock selection within the telecommunication services sector added the most to the Portfolio’s return versus the index, driven in part by top 10-holding Citizens Communications. The consumer discretionary sector also contributed to the Portfolio’s relative performance, with top-10 holding Harman International Industries adding significant value during the period. Outperformance within the materials and information technology sectors were primarily due to both good stock and industry selection within the sectors as the stocks that the Portfolio held produced above-average gains. On the downside, security selection in the industrials sector detracted from performance as top-10 holding Career Education depreciated early in the third quarter due to litigation-related issues.

* The views expressed above are those of the Fidelity Management & Research Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-40

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P MIDCAP 400 INDEX

Average Annual Returns as of December 31, 2004

	FI Mid Cap Opportunities Portfolio			S&P MidCap 400 Index
	Class A	Class B	Class E
1 Year	17.2%	16.8%	17.0%	16.5%
5 Years	-13.6	N/A	N/A	9.5
Since Inception	8.5	-6.9	-4.2	13.9

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 3/3/97, 1/2/01, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
Nextel Communications, Inc. (Class A)	8.0%
Harman International Industries, Inc.	6.0%
Royal Caribbean Cruises, Ltd.	4.0%
Potash Corp. of Saskatchewan, Inc.	3.1%
Citizens Communications Co.	3.0%
Career Education Corp.	3.0%
Fisher Scientific International, Inc.	3.0%
NTL, Inc.	2.8%
Empresa Brasileira de Aeronautica S.A. (ADR)	2.6%
Omnicom Group, Inc.	2.6%

Top Sectors

% of Equity Market Value
Consumer Discretionary	20.6%
Telecommunication	18.5%
Industrials	15.5%
Materials	12.4%
Health Care	8.4%
Energy	7.8%
Consumer Staples	6.2%
Information Technology	5.1%
Financial	4.6%
Cash/Other	0.9%

MSF-41

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Managed by Harris Associates, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the Harris Oakmark Focused Value Portfolio returned 9.9%, compared to its benchmark, the Russell Midcap Index1, which returned 20.2% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Core Funds Universe2, was 16.5% over the same period.

PORTFOLIO REVIEW

In a year when political events dominated the headlines, the stock market staged a notable late burst to make it a rewarding year after all, quite respectable given the strong results of 2003. For many investors, however, the two-year market rally has yet to fully reverse the decline of 2000-2002, and the naysayers continued to linger.

Last year, while we were generally satisfied with the absolute performance of the Portfolio, we lagged some of our peers who benefited from greater exposure to energy, commodities, and related market sectors. From our perspective, we believed great opportunity existed in higher quality stocks, given the narrow (if any) premium they now command.

During 2004 we added quality businesses such as AutoNation, Inc., Cablevision Systems Corp., and R.R. Donnelley & Sons Co., among others, to the Portfolio. AutoNation is the largest publicly traded auto retailer and is well diversified in car brands, as well as earning meaningful amounts from used cars, parts and service. The company generates a lot of excess cash, which it has been using to repurchase its own shares.

Cablevision Systems provides cable TV service in and around the New York City area to approximately 2.9 million customers. The company offers digital cable, on-demand movies, and telephony. In addition, Cablevision controls Radio City Music Hall and Madison Square Garden, as well as the New York Knicks and New York Rangers sports teams.

R.R. Donnelley is North America’s leading printer and recently merged with Moore Wallace, another printing firm. The management of Moore Wallace assumed leadership of this company, and we believe there is a lot of room for improvement through cost and capital reductions.

We eliminated our positions in Chiron Corp., SunGard Data Systems, Valassis Communications, and Wilmington Trust during the period.

Burlington Resources, Yum! Brands, and Omnicare had the most significant positive impact on performance during the year. Burlington Resources stock price benefited from higher oil and natural gas prices. Net gas price realizations in the Canadian market improved significantly. Higher than expected production and expense control have likewise added to Burlington’s profitability. The company continued to use its strong free cash flow to buy back stock. There was a growing appreciation for the strength of Yum! Brands’ international business and its primary domestic business. Historically, the company’s stock has traded at a significant discount to McDonalds’ stock. We believe that discount is no longer warranted. Omnicare’s stock rebounded nicely during the fourth quarter (from the previous quarter’s decline, which was caused by a short-term earnings disappointment).

Knight-Ridder and H&R Block had the most significant negative impact on performance during the year. Slow progress in advertising revenue growth during the year at Knight-Ridder kept a lid on the stock price. However, we believe that cash flow is strong and the valuation of the stock is attractive. A primary concern at H&R Block was the decline in their mortgage business. We believe that its tax business remained strong, though competition from companies such as Jackson Hewitt posed a small threat.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell Midcap® Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-42

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP INDEX

Average Annual Returns as of December 31, 2004

	Harris Oakmark Focused Value Portfolio			Russell Midcap Index
	Class A	Class B	Class E
1 Year	9.9%	9.7%	9.8%	20.2%
5 Years	15.4	N/A	N/A	7.6
10 Years	13.3	N/A	N/A	14.5
Since Inception	-	11.6	11.5	-

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 4/30/93, 2/20/01, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2004

Top Holdings

% of Total Net Assets
Sovereign Bancorp, Inc.	8.2%
Washington Mutual, Inc.	5.6%
Darden Restaurants, Inc.	5.1%
H&R Block, Inc.	4.8%
R.R. Donnelley & Sons Co.	4.6%
Yum! Brands, Inc.	4.6%
Omnicare, Inc.	4.4%
Liz Claiborne, Inc.	4.3%
Burlington Resources, Inc.	4.0%
Xerox Corp.	3.9%

Top Sectors

% of Total Market Value
Consumer Discretionary	34.7%
Industrials	22.4%
Financial	16.2%
Health Care	10.0%
Information Technology	8.6%
Energy	4.5%
Consumer Staples	3.6%

MSF-43

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the MetLife Mid Cap Stock Index Portfolio returned 16.0%, compared to its benchmark, the Standard & Poor’s MidCap 400 Index1, which returned 16.5% in 2004.

PORTFOLIO REVIEW

The S&P MidCap 400 Index had positive returns for the second year in a row. Mid cap stocks outperformed large cap stocks for the fifth year in a row, beating the S&P 500 Index2 by 5.6%. The best performance came in November, up 11.8%, while the weakest month of the year was August, up only 0.9%. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, employment data, and the weakening U.S. dollar.

Nine out of ten sectors comprising the S&P MidCap 400 Index experienced positive returns for the year. Financials (20.3% weight in the benchmark) returned 19.9%, having the largest positive impact on the benchmark return this year. Energy (6.4% weight) was the best performing sector, up 32.3%, but had a smaller impact than Financials because of its smaller weighting in the index. The second-best performing sector was Materials (4.4% weight), up 30.4%. Other strong performing sectors were: Consumer Staples, up 21.8%; Consumer Discretionary, up 19.2%; and Industrials, up 19.0%. The Information Technology sector (16.3% weight in the benchmark), down 3.5% for the year, was the only sector with a negative return. The three names with the biggest impact on performance were Sepracor Inc, up 148.1%; Harman International Industries, Inc, up 65.2%; and XTO Energy Corp, up 55.2%. The three absolute best performing stocks for the year were American Eagle Outfitters, up 188.0%; Boyd Gaming Corp, up 161.3%; and Sepracor Inc, up 148.1%, but their impact was small because of their low weight in the index.

There were thirty-seven additions and thirty-seven deletions to the benchmark in 2004. The weighted benchmark turnover was approximately 13.1% for the year. Although the turnover increased from the lows reached in 2003 of 8.6%, 2004 turnover was still lower than the benchmark’s average turnover of 19.5% over the last ten years.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-44

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO

THE S&P MIDCAP 400 INDEX

Average Annual Returns as of December 31, 2004

	MetLife Mid Cap Stock Index Portfolio			S&P MidCap 400 Index
	Class A	Class B	Class E
1 Year	16.0%	15.7%	15.9%	16.5%
Since Inception	7.9	8.1	7.8	8.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 7/5/00, 1/2/01, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
MidCap SPDR Trust, Series 1	4.3%
The Washington Post Co. (Class B)	0.8%
D.R. Horton, Inc.	0.8%
Lennar Corp. (Class A)	0.7%
Harman International Industries, Inc.	0.7%
Fidelity National Financial, Inc.	0.7%
Murphy Oil Corp.	0.6%
Legg Mason, Inc.	0.6%
Lyondell Chemical Co.	0.6%
Weatherford International, Ltd.	0.6%

Top Sectors

% of Total Market Value
Consumer Discretionary	19.4%
Financials	18.5%
Information Technology	14.6%
Industrials	12.8%
Health Care	10.8%
Utilities	6.8%
Energy	6.8%
Materials	5.3%
Consumer Staples	4.5%
Telecommunication Services	0.5%

MSF-45

Metropolitan Series Fund, Inc.

Neuberger Berman Partners Mid Cap Value Portfolio

Managed by Neuberger Berman Management, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the Neuberger Berman Partners Mid Cap Value Portfolio returned 22.9%, compared to its new benchmark, the Russell Midcap Value Index1, which returned 23.7%. The Portfolio’s old benchmark, the Standard & Poor’s MidCap 400 / Barra Value Index2 returned 18.9% in 2004. The benchmark was changed because the subadviser feels that the Russell index better reflects the mid cap value asset class. The average return of the Portfolio’s peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe3, was 19.0% over the same period.

PORTFOLIO REVIEW

2004 was the second year of positive returns for the broad major indices, S&P 500, DJIA & NASDAQ, though returns were milder than in 2003. The Russell Midcap Value Index was the top-performing major U.S. equity market index in 2004. Mid-cap value stocks outperformed their mid-cap growth counterparts. Mid-cap stocks, as a whole, outperformed small-caps, which outperformed large-caps. Within each market-cap, value stocks bested growth stocks.

On an absolute basis, holdings in Consumer Discretionary and Financials were the largest contributors to the Portfolio’s total return. Those within Health Care and Energy also made substantial contributions to total return.

Relative to the Russell Midcap Value Index, our Health Care, and Energy and Information Technology sectors performed the best. The Health Care sector was the lowest returning sector in 2004 within the index; however, our selection of stocks in this sector performed quite well and produced the Portfolio’s second-highest sector return. Energy was the highest returning sector in both the Portfolio and the index, and our selection of Energy stocks outperformed their index the counterparts.

On the other hand, our selection of stocks in Industrials underperformed their index sector counterparts, dampening our Portfolio’s return relative to the index. In addition, we had no exposure to Basic Materials, which generated the second-highest return in the index on the year; this detracted from the Portfolio’s relative performance.

We have and expect to continue to run our portfolio on a bottom-up stock selection basis. Our economic and market outlook has little bearing on our investment processes. We believe what is transpiring at a company-specific level is much more relevant to long-term performance than what is transpiring in the economy or a particular sector.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Standard & Poor’s MidCap 400/Barra Value Index is an unmanaged measure of performance of the stocks in the S&P MidCap 400 Index that are slower growing, undervalued and have a low price-to-book ratio. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

3 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-46

Metropolitan Series Fund, Inc.

Neuberger Berman Partners Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL MIDCAP VALUE INDEX AND

S&P MIDCAP 400 BARRA VALUE INDEX

                                    [CHART]

Average Annual Returns as of December 31, 2004

	Neuberger Berman Partners Mid Cap Value Portfolio			Russell Midcap Value Index	S&P MidCap 400/Barra Value Index
	Class A	Class B	Class E
1 Year	22.9%	22.7%	22.8%	23.7%	18.9%
5 Years	13.7	N/A	N/A	13.5	15.5
Since Inception	15.3	11.3	11.5	11.4	13.2

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 11/9/98, 5/1/01, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2004

Top Holdings

% of Total Net Assets
Coventry Health Care, Inc.	2.7%
Whirlpool Corp.	2.6%
Western Digital Corp.	2.6%
XTO Energy, Inc.	2.6%
Lear Corp.	2.6%
BorgWarner, Inc.	2.5%
Omnicare, Inc.	2.5%
AutoZone, Inc.	2.5%
First Horizon National Corp.	2.5%
Triad Hospitals, Inc.	2.5%

Top Sectors

% of Total Market Value
Consumer Discretionary	33.9%
Financials	30.9%
Health Care	11.8%
Industrials	6.9%
Energy	6.0%
Consumer Staples	5.9%
Information Technology	4.6%

MSF-47

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio (formerly State Street Research Aggressive Growth Portfolio)

Portfolio Manager Commentary*

State Street Research & Management Company (“State Street Research”), the Portfolio’s subadviser prior to January 31, 2005, prepared this commentary, which addresses the Portfolio’s performance for the one year period, ended December 31, 2004. On January 31, 2005 BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Aggressive Growth Portfolio to BlackRock Aggressive Growth Portfolio. This commentary does not reflect the management of BlackRock.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the BlackRock Aggressive Growth Portfolio returned 13.0%, compared to its benchmark, the Russell Midcap Growth Index1, which returned 15.5%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe2, was 14.8% over the same period.

PORTFOLIO REVIEW

In what was a good year for mid-cap growth stocks, the Portfolio generated strong absolute returns for investors, but modestly underperformed the Russell Midcap Growth Index on a relative basis, as disappointing stock selection within the technology sector offset beneficial stock selections across several other sectors, including energy, financial services and health care.

Given the supply/demand dynamics for energy-related commodities, the Portfolio maintained a relative overweight to these stocks during the course of the year. This overweight aided both relative and absolute returns as the sector posted the highest gains in the stock market. Security selection within the energy sector also contributed to portfolio gains as several holdings generated strong returns. Natural gas producer EOG Resources gained significantly during the year as the company’s recent discovery in Texas substantially increased earnings. In addition, Consol Energy’s share price increased dramatically as coal prices soared in the fourth quarter.

The Portfolio’s health care stocks also performed well on both an absolute and relative basis. Health care management service providers Aetna and Caremark Rx gained in an environment that favored service providers over drug manufacturers.

In contrast, poor security selection within the technology sector proved costly on a relative basis. While the sector posted the lowest return within the index, it was the only sector within the Portfolio to generate a negative return during the course of the year. In the first quarter particularly, investors flocked to telecom and infrastructure-related stocks, areas where the Portfolio had minimal exposure. The share price of Foundry Networks, a networking hardware company, declined during the period after the company issued conservative earnings guidance despite the appearance of strong fundamentals. Additionally, the Portfolio’s semiconductor exposure also proved costly as these holdings underperformed. Conversely, the Portfolio’s underweight to Apple Computers also hurt relative return comparisons as the stock generated enormous gains, largely on the success of its iPod product.

* The views expressed above are those of State Street Research & Management Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-48

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth (formerly State Street Research Aggressive Growth Portfolio)

A $10,000 INVESTMENT COMPARED TO

RUSSELL MIDCAP GROWTH INDEX

Average Annual Returns as of December 31, 2004

	BlackRock Aggressive Growth Portfolio			Russell Midcap Growth Index
	Class A	Class B	Class E
1 Year	13.0%	N/A	12.8%	15.5%
5 Years	-4.4	N/A	N/A	-3.4
10 Years	6.1	N/A	N/A	11.2
Since Inception	—	7.4%	-0.6	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 4/29/88, 4/26/04, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
EOG Resources, Inc.	2.7%
Avid Technology, Inc.	1.9%
Nextel Partners, Inc. (Class A)	1.8%
CDW Corp.	1.8%
MSC Industrial Direct Co. (Class A)	1.7%
Pentair, Inc.	1.7%
Caremark Rx, Inc.	1.7%
OSI Pharmaceuticals, Inc.	1.7%
Starwood Hotels & Resorts Worldwide, Inc. (Class B)	1.7%
Amdocs, Ltd.	1.6%

Top Sectors

% of Total Market Value
Consumer Discretionary	22.1%
Health Care	22.0%
Technology	19.4%
Financial Services	10.1%
Other Energy	8.5%
Producer Durables	7.5%
Utilities	2.6%
Materials & Processing	2.4%
Consumer Staples	1.0%
Telecommunication Services	0.5%
Cash/Other	3.9%

MSF-49

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the Franklin Templeton Portfolio returned 11.4%, compared to its benchmark, the Russell 2000 Growth Index1, which returned 14.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Universe2, was 17.5% over the same period.

PORTFOLIO REVIEW

Domestic equities performed well in 2004, with most major market indices trading higher during the twelve-month period. Gains came primarily in the last four months of the year, with most indices bottoming in early August and then rallying on the strength of easing oil prices and President Bush’s reelection. Stocks were also buoyed by a relatively strong U.S. economy that exhibited growth in consumer confidence, retail sales, auto sales, consumer spending, personal income, and business activities.

Smaller stocks generally outperformed larger stocks during the year, as the Russell 2000 Index3 of smaller stocks returned 18.3% and the Russell 1000 Index4 of larger stocks returned 11.4%. Within small cap stocks, growth underperformed value during 2004, with the Russell 2000 Growth Index appreciating 14.3% for the year, compared to 22.3% for the Russell 2000 Value.5

The U.S. economy was relatively strong in 2004, with growth in consumer confidence, retail sales, auto sales, consumer spending, consumer income, and business activities. Consumer confidence surged, possibly supported by growth in personal income, which led to growth in retail sales and personal expenditures. On the business front, non-manufacturing business activities in the U.S. accelerated, as evident from the Institute for Supply Management (ISM) non-manufacturing index.

Despite double-digit returns for the year, security selection in the retail trade, technology services, consumer durables, and health technology sectors contributed to the Portfolio’s underperformance relative to the benchmark. In addition, an overweight position in electronic technology also hindered performance. At the same time, strong security selection within transportation, health services, consumer services, and communications helped relative performance.

Our philosophy is to invest in small cap stocks that present the best trade-off between growth opportunity, business and financial risk, and valuation. We continued to focus on innovative, rapidly growing companies in a variety of industries, each with identifiable growth drivers, such as new product development, leverage to a change in the economy, or secular industry growth. We look for companies with solid balance sheets, having the ability to invest in future growth and gain market share, and strong operating leverage or the ability to increase profit margins as sales grow.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Russell 1000 Index is an unmanaged measure of performance of the largest 1,000 securities in the Russell 3000. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

5 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-50

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

Average Annual Returns as of December 31, 2004

	Franklin Templeton Small Cap Growth Portfolio			Russell 2000 Growth Index
	Class A	Class B	Class E
1 Year	11.4%	11.1%	11.2%	14.3%
Since Inception	0.9	0.7	0.8	3.4

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception date of the Class A, Class B, and Class E shares is 5/1/01. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2004

Top Holdings

% of Total Net Assets
Semtech Corp.	1.8%
Cal Dive International, Inc.	1.7%
Varian Semiconductor Equipment, Inc.	1.6%
Forward Air Corp.	1.6%
Global Payments, Inc.	1.5%
Penn National Gaming, Inc.	1.5%
Macromedia, Inc.	1.4%
American Medical Systems Holdings, Inc.	1.4%
Avocent Corp.	1.3%
Landstar System, Inc.	1.3%

Top Sectors

% of Total Market Value
Information Technology	31%
Health Care	20%
Industrials	12%
Consumer Discretionary	12%
Financial	8%
Energy	6%
Materials	6%
Telecomm	1%
Cash/Other	4%

MSF-51

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the Loomis Sayles Small Cap Portfolio returned 16.4%, compared to its benchmark, the Russell 2000 Index1, which returned 18.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe2, was 11.7% over the same period.

PORTFOLIO REVIEW

The Portfolio’s modest tilt toward growth stocks and sub-par stock selection during the fourth quarter resulted in underperformance relative to the benchmarks. The Portfolio’s high-quality orientation enhanced performance for most of the year. Late in 2004 investors showed a preference for riskier sectors and stocks, and higher-quality holdings, such as those that the Portfolio typically holds, underperformed. As a result, our stock selection lagged modestly. Sector allocations were also a negative influence on one-year performance, primarily due to an overweight in technology, which underperformed the Index.

Other than technology, all sectors delivered positive returns for the year. The consumer discretionary and autos and transportation sectors had the greatest positive impact on performance, primarily due to favorable stock selections. In particular, Actuant Corp., one of the year’s best-performing holdings, showed strong growth due to strength in its motion control systems for the recreation vehicle (RV), heavy-duty truck, and convertible automotive markets. On an absolute basis, the energy sector was the best performer, as rising oil and gas prices led to gains for energy stocks.

Although our absolute gains in the materials and processing sector were strong, we were somewhat underrepresented in basic commodity material companies. Our underweight position made this segment a negative contributor to performance. The Portfolio’s technology stocks lagged the index by a wide margin, after leading the small cap market higher in 2003. The sector fell victim to profit-taking as valuations were somewhat elevated, and growth prospects for many companies in the sector seemed to stall mid-year. The healthcare sector also lagged the overall market, and our stock selections within this arena contributed to the underperformance. Noteworthy was Odyssey Healthcare, a provider of hospice care. We eliminated our position after the company missed earnings estimates early in the year and lowered guidance for future growth.

We continued to fine-tune our sector positions in recognition of improving economic growth and the expectation for modestly rising interest rates and slower, but still positive, earnings growth in future quarters. Modest additions were made to the basic materials and energy sectors, as earnings prospects improved along with higher commodity prices. During the second half of the year, we reduced our technology exposure as tech stocks rallied despite no perceived improvement in fundamentals. With potentially slower economic growth on the horizon, our emphasis at the end of the year remained on companies with improving fundamentals and high earnings visibility within the small cap segment of the market.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-52

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 2000 INDEX

Average Annual Returns as of December 31, 2004

	Loomis Sayles Small Cap Portfolio			Russell 2000 Index
	Class A	Class B	Class E
1 Year	16.4%	16.2%	16.2%	18.3%
5 Years	3.6	N/A	N/A	6.6
10 Years	12.5	N/A	N/A	11.5
Since Inception	—	18.6	5.7	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 5/2/94, 7/30/02, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
Actuant Corp.	1.6%
East West Bancorp, Inc.	1.2%
Brocade Communications Systems, Inc.	1.0%
R. H. Donnelley Corp.	0.9%
Affiliated Managers Group, Inc.	0.9%
Navigant Consulting, Inc.	0.9%
Essex Corp.	0.8%
Psychiatric Solutions, Inc.	0.8%
Wintrust Financial Corp.	0.8%
DRS Technologies, Inc.	0.8%

Top Sectors

% of Total Market Value
Industrials	23.6%
Financial	17.5%
Information Technology	16.7%
Consumer Discretionary	15.4%
Health Care	11.4%
Energy	4.2%
Materials	3.0%
Utilities	2.2%
Consumer Staples	2.1%
Telecommunications	1.3%
Cash/Other	2.6%

MSF-53

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the Russell 2000 Index Portfolio returned 17.8%, compared to its benchmark, the Russell 2000 Index1, which returned 18.3% in 2004.

PORTFOLIO REVIEW

The Russell 2000 small capitalization benchmark out-performed the larger capitalization S&P 500 Index2, by almost 7.4% for the year (18.3% versus 10.9%). The Russell 2000 Index posted positive returns for nine of the twelve months of the year. The benchmark was up 6.2% in the first quarter, up 0.5% in the second quarter, down 2.9% in the third quarter, and up 14.1% in the fourth quarter. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, employment data, and the weakening U.S. dollar.

Eleven out of twelve sectors comprising the Russell 2000 Index experienced positive returns for the year. Financials (22.4% weight in the benchmark) returned 21.7% and had the largest positive impact on the benchmark return this year. Consumer Discretionary (18.2% weight in the benchmark) was up 19.4%; Materials and Processing (8.6% weight) was up 31.6%; and Health Care (13.0% weight) was up 16.2%. These three sectors, together with Financial Services, accounted for nearly 82% of the benchmark return this year. Other Energy (3.9% weight) was the best performing sector, up 51.4%, but had little absolute impact. Technology (14.8% weight), down 1.5%, was the only sector with a negative return for the year.

The three securities with the largest positive impact on performance during 2004 were OSI Pharmaceuticals, up 121.5%; Cytyc Corp., up 81.9%; and Andrew Corp., up 75.2%. The three names with the largest negative impact on performance were Sonus Networks, Inc., down 50.4%; Cymer, Inc., down 36.0%; and Lexar Media, Inc., down 55.0%.

On June 25, 2004, the Russell Indices underwent their annual reconstitution. In total, 377 companies were added to the Russell 2000 Index and 272 were deleted. The difference of 105 names is due to attrition throughout the period between annual reconstitutions. The post rebalance average market capitalization of a Russell 2000 constituent is roughly $632 million. The annual Russell 2000 reconstitution generated approximately 35% turnover. In September 2004, Russell changed its methodology regarding initial public offerings (IPOs) by adding IPOs on a quarterly basis instead of once a year during the annual reconstitution.

*The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-54

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

Average Annual Returns as of December 31, 2004

	Russell 2000 Index Portfolio			Russell 2000 Index
	Class A	Class B	Class E
1 Year	17.8%	17.4%	17.5%	18.3%
5 Years	5.8	N/A	N/A	6.6
Since Inception	9.2	9.4	8.7	9.6

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 11/9/98, 1/2/01, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
iShares Russell 2000 Index Fund	3.5%
New Century Finl Corp.	0.2%
Terex Corp.	0.2%
Crown Holdings, Inc.	0.2%
Goodyear Tire & Rubber Co.	0.2%
LaidLaw International, Inc.	0.2%
Valeant Pharmaceuticals International, Inc.	0.2%
First Bancorp (Puerto Rico)	0.2%
Tesoro Petroleum Corp.	0.2%
LandStar Systems, Inc.	0.2%

Top Sectors

% of Total Market Value
Financial Services	23.7%
Consumer Discretionary	18.0%
Technology	12.6%
Health Care	12.0%
Materials & Processing	10.2%
Producer Durables	7.8%
Other Energy	4.8%
Auto & Transportation	4.5%
Utilities	4.2%
Consumer Staples	1.6%
Integrated Oils	0.1%
Cash/Other	0.5%

MSF-55

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio (formerly State Street Research Aurora Portfolio)

Portfolio Manager Commentary*

State Street Research & Management Company (“State Street Research”), the Portfolio’s subadviser prior to January 31, 2005, prepared this commentary, which addresses the Portfolio’s performance for the one year period, ended December 31, 2004. On January 31, 2005 BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Aurora Portfolio to BlackRock Strategic Value Portfolio. This commentary does not reflect the management of BlackRock.

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the BlackRock Strategic Value Portfolio returned 15.3%, compared to its benchmark, the Russell 2000 Value Index1, which returned 22.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Universe2, was 17.5% over the same period.

PORTFOLIO REVIEW

Within the Russell 2000 Value Index, performance was driven primarily by strength in the integrated oils and energy sectors, fueled largely by spiking energy and natural resources prices. Within the Portfolio, stock selection in the consumer discretionary sector boosted relative returns during the period, while stock selection in producer durables and technology detracted from relative performance.

Within consumer discretionary, CKE Restaurants, Argosy Gaming, Boyd Gaming, and Penn National Gaming were among the top contributors to relative returns. Shares of CKE Restaurants, operator of the Carl’s Jr., Hardee’s, and La Salsa restaurant chains, appreciated sharply in the first half of the year on earnings strength. Although declining in the third quarter, the company’s share price jumped again in December following the announcement of strong third-quarter profits. Favorable legislative developments, strong quarterly profits and consolidation fueled gains among casino & gaming stocks during the year, further bolstering relative performance in the consumer discretionary sector. Among the key drivers of industry performance was the impact of voter approval to expand gaming in Florida, Oklahoma, and Wisconsin. In addition, improved occupancy rates and optimism surrounding expansion projects currently underway also contributed to strength. Another positive jolt came in early November when Penn National Gaming announced the acquisition of Argosy Gaming. Both stocks appreciated significantly on the news.

Despite solid overall gains in producer durables, stock selection in the sector proved to be the most significant detractor from relative returns during the year. A number of the semiconductor production and electronics names that drove returns in 2003 declined during the year, including: Technitrol and Veeco Instruments. Other detractors in the sector included MKS Instruments and Brooks Automation. Many of these names suffered as heightened inventories and waning demand impacted the semiconductor industry. The slowdown was also felt in technology, where positions in semiconductor manufacturers proved to be among the most significant detractors from relative returns in the sector. Specifically, Kemet Corp. and Cypress Semiconductor declined sharply during the year.

Our investment approach is driven by our focus on adding value through bottom-up fundamental research. As a result, portfolio positioning and corresponding sector weights relative to the Russell 2000 Value Index are largely determined by stock selection. During 2004, the impact of buy/sell decisions within the Portfolio, combined with the performance of underlying holdings, resulted in modestly reduced overweights in autos & transportation, materials & processing and producer durables, and increased overweights in health care and other energy.

During the year, the Portfolio’s relative overweight in autos & transportation was reduced primarily as a result of selling in the auto parts and shipping industries. Likewise, we took advantage of strength in materials & processing to trim positions in favor of more attractive opportunities. The reduction in the Portfolio’s overweight in producer durables was largely attributable to poor relative performance of stocks held. During the year, we took advantage of weakness to add to many of these positions, specifically in the semiconductor equipment manufacturers, based on our favorable longer-term outlook for the industry. In health care, we established new positions in Albany Molecular Research, a biotechnology firm, and STERIS Corp, a manufacturer of medical and dental instruments and supplies. In other energy, we added to select oil well equipment manufacturers and coal producers, while reducing exposure to crude oil producer, Cabot Oil & Gas.

* The views expressed above are those of State Street Research & Management Company as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-56

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio (formerly State Street Research Aurora Portfolio)

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 2000 VALUE INDEX

Average Annual Returns as of December 31, 2004

	BlackRock Strategic Value Portfolio			Russell 2000 Value Index
	Class A	Class B	Class E
1 Year	15.3%	15.1%	15.2%	22.3%
Since Inception	16.0	8.6	8.6	17.3

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 7/5/00, 5/1/01, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
iShares Russell 2000 Index Fund	2.2%
Wabtec Corp.	1.4%
Technitrol, Inc.	1.2%
Veeco Instruments, Inc.	1.1%
Martin Marietta Materials, Inc.	1.0%
Trinity Industries, Inc.	1.0%
Allegheny Technologies, Inc.	1.0%
Agrium, Inc.	1.0%
Walter Industries, Inc.	0.9%
Peabody Energy Corp.	0.9%

Top Sectors

% of Total Market Value
Consumer Discretionary	16.7%
Producer Durables	16.4%
Materials & Processing	14.9%
Financial Services	10.7%
Technology	9.6%
Other Energy	7.2%
Health Care	7.1%
Auto & Transportation	6.1%
Consumer Staples	1.8%
Utilities	1.5%
Cash/Other	8.0%

MSF-57

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned 11.1%, compared to its benchmark, the Russell 2000 Growth Index1, which returned 14.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe2, was 11.7% over the same period.

PORTFOLIO REVIEW

Small-cap growth stocks rose in 2004. Shares struggled to make headway for much of the year as economic growth moderated amid rising short-term interest rates, surging energy costs, and a heated presidential campaign. However, stock prices rose as oil prices backed away from their late-October peak of $56 per barrel, and gains accelerated following the re-election of President Bush.

The Federal Reserve began to unwind its highly accommodative monetary policy in 2004, though this was not to the detriment of the equity market. Beginning on June 30th, the central bank began the process that raised the federal funds target rate gradually from 1.00% to 2.25% over the remainder of the year.

Small-cap shares outperformed their larger counterparts: the Russell 2000 Index3 returned 18.3% versus 10.9% for the S&P 500 Index4.

As measured by various Russell indexes, growth stocks lagged value across all market capitalizations. In the small-cap growth universe, the industrials, business services, energy, and financials sectors were among the best performing areas. Health care and consumer discretionary stocks were less robust, while information technology shares lagged due to weakness in the semiconductor industry.

The Portfolio’s weak stock selection in the health care, consumer discretionary, and industrials and business services sectors limited our gains versus the benchmark. On the plus side, stock selection in the information technology and financials sectors worked to our advantage.

Within the Portfolio, our stock selection in the consumer discretionary sector detracted from the relative performance. Specialty retailer Cost Plus, Gentex, and media company Emmis Communications were among our largest detractors. Likewise, in the health care sector, overweighting Taro Pharmaceutical, Accredo Health, and Omnicare worked against us. However, brisk gains from dialysis service provider DaVita and insurance provider WellChoice helped our results.

Industrials and business services companies contributed significantly to the Portfolio’s performance on an absolute basis. In fact, logistics company UTi Worldwide was one of our largest contributors to performance. However, our stock selection in the sector generally limited our gains. Educational services companies DeVry and Corinthian Colleges, for example, were among our largest detractors.

The information technology sector, our largest sector allocation at year-end, contributed the least to our absolute performance, but good stock selection in the weak sector helped our relative performance during the year. Overweighting FLIR Systems, F5 Networks, Zebra Technologies, and Cognizant Technology Solutions were especially beneficial.

Another positive factor was the favorable performance of our energy sector holdings. Although we are pleased with the performance of the holdings and believe that oil prices may stay high for some time, we trimmed our exposure to the sector throughout the year to keep our small sector overweight from growing larger.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-58

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

Average Annual Returns as of December 31, 2004

	T. Rowe Price Small Cap Growth Portfolio			Russell 2000 Growth Index
	Class A	Class B	Class E
1 Year	11.1%	11.0%	11.0%	14.3%
5 Years	-1.0	N/A	N/A	-3.6
Since Inception	5.3	19.8	2.7	4.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 3/3/97, 7/30/02, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2004

Top Holdings

% of Total Net Assets
The Corporate Executive Board Co.	1.1%
Avid Technology, Inc.	1.1%
Nextel Partners, Inc. (Class A)	0.9%
The Advisory Board Co.	0.9%
Engineered Support Systems, Inc.	0.9%
SkyWest, Inc.	0.9%
Resources Connection, Inc.	0.8%
Computer Programs & Systems, Inc.	0.8%
UTi Worldwide, Inc.	0.8%
Zebra Technologies Corp. (Class A)	0.8%

Top Sectors

% of Total Market Value
Information Technology	27.8%
Health Care	21.1%
Consumer Discretionary	18.9%
Industrials and Business Services	13.9%
Financials	7.8%
Energy	5.6%
Consumer Staples	1.9%
Telecommunication Services	1.3%
Materials	0.8%
Cash/Other	0.9%

MSF-59

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the FI International Stock Portfolio returned 18.2%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned 20.3% in 2004. The average return of its peer group, the Lipper Variable Insurance Products International Core Funds Universe2, was 17.9% over the same period.

PORTFOLIO REVIEW

For the 12-month period ending December 31, 2004, most of the world’s major stock markets posted gains, as many foreign economies rebounded and grew alongside the rally in the U.S. market. Encouraged by better-than-expected corporate earnings and improved economic indicators, equity markets around the world continued to deliver broad-based gains. Of the 21 national market constituents of the MSCI EAFE Index, 20 posted positive total returns when measured in their local currencies.

In this environment, the FI International Stock Portfolio underperformed the index. Favorable stock selection in the information technology sector contributed most to the Portfolio’s relative return, as did an overweighting in the health care sector, with the Portfolio’s holdings in European health care equipment & service companies among the strongest performers. Similarly, better-than-average performance from key consumer discretionary stocks—most notably in the hotel, restaurant & leisure group—aided the Portfolio’s performance during the period, as these names benefited from the positive market environment. On the other hand, disappointing stock selection and underweighted positions in the materials sector as well as underweighted positions in the utilities and financial sectors detracted most from the Portfolio’s relative performance.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Morgan Stanley Capital International (MSCI) EAFE® Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-60

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

Average Annual Returns as of December 31, 2004

	FI International Stock Portfolio			MSCI EAFE Index
	Class A	Class B	Class E
1 Year	18.2%	18.0%	18.0%	20.3%
5 Years	-2.3	N/A	N/A	-1.1
10 Years	2.1	N/A	N/A	5.6
Since Inception	—	8.2	2.0	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 5/1/91, 5/1/02, and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
BP, Plc. (ADR)	2.7%
Vodafone Group, Plc.	2.1%
Total S.A.	2.1%
Allianz AG	1.9%
Deutsche Telekom AG (ADR)	1.6%
Roche Holding AG	1.6%
Shell Transport & Trading Co., Plc.	1.4%
Novartis AG	1.4%
Vivendi Universal S.A. (ADR)	1.2%
Credit Suisse Group	1.1%

Top Countries

% of Total Net Assets
Japan	18.9%
France	12.2%
United Kingdom	11.4%
Germany	10.5%
Switzerland	8.5%
Italy	7.4%
Netherlands	5.3%
United States	4.1%
Hong Kong	3.6%
Brazil	2.2%

MSF-61

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned 19.6%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned 20.3% in 2004.

PORTFOLIO REVIEW

The MSCI EAFE Index posted positive monthly returns for all but two months in 2004, April and July, which were down 2.3% and 3.2%, respectively. The best performing months this year were November (up 6.8%) and December (up 4.4%). The MSCI EAFE Index outperformed its U.S. domestic counterpart, the S&P 5002, by 9.4% in 2004 (20.3% vs. 10.9%). This was due in large part to the weakening dollar, which made foreign denominated securities worth more to the dollar-based investor. For the year, the U.S. dollar fell 7.8% versus the Euro, 6.9% versus the British Pound, and 4.4% versus the Japanese Yen. Japan, Great Britain, and the Euro countries make up approximately 81% of the capitalization of the MSCI EAFE Index.

All twenty-one countries that comprise the MSCI EAFE Index, had positive returns in 2004. The United Kingdom and Japan (the largest country weights in the benchmark at 25.8% and 21.4%) returned 19.5% and 15.8% respectively, having the largest positive impact on the benchmark’s return. The best performing countries this year were Austria (up 72.3%), Norway (up 50.9%), and Greece (up 46.1%). The weakest performing countries were Finland (up 7.4%) and the Netherlands (up 13.4%).

The three largest names to impact performance this year were LM Ericsson Tel (up 77.9%), BP, Plc. (up 24.1%), and Total S.A. (up 22.8%). Aristocrat Leisure was the best performing stock this year (up 512%), but had less impact on performance because of its small weight. The stocks with the largest negative impact were AstraZeneca (down 23.0%), NTT DoCoMo (down 18.1%), and Nokia Oyj (down 6.7%). Sorin SpA (down 35.3%), was the worst performing stock this year.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Morgan Stanley Capital International (MSCI) EAFE® Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-62

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

MSCI EAFE INDEX

Average Annual Returns as of December 31, 2004

	Morgan Stanley EAFE Index Portfolio			MSCI EAFE Index
	Class A	Class B	Class E
1 Year	19.6%	19.3%	19.4%	20.3%
5 Years	-1.7	N/A	N/A	-1.1
Since Inception	3.6	1.6	3.8	4.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 11/9/98, 1/2/01, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
iShares MSCI EAFE Index Fund	2.6%
BP, Plc.	2.3%
HSBC Holdings, Plc.	2.0%
Vodafone Group, Plc.	2.0%
GlaxoSmithKline, Plc.	1.5%
Total S.A.	1.4%
Royal Dutch Petroleum Co.	1.3%
Novartis AG	1.3%
Toyota Motor Corp.	1.3%
Nestle S.A.	1.2%

Top Countries

% of Total Net Assets
United Kingdom	24.4%
Japan	21.4%
France	9.0%
Switzerland	6.7%
Germany	6.6%
Netherlands	4.9%
Australia	4.9%
Italy	4.2%
Spain	4.0%
Sweden	2.5%

MSF-63

Metropolitan Series Fund, Inc.

Scudder Global Equity Portfolio

Managed by Deutsche Investment Management Americas, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2004, the Class A shares of the Scudder Global Equity Portfolio returned 16.4%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index1, which returned 14.7% in 2004. The average return of its peer group, the Lipper Variable Insurance Products Global Growth Funds Universe2, was 15.7% over the same period.

PORTFOLIO REVIEW

Global equity markets completed 2004 with a strong fourth quarter rally. Investors were encouraged by corporate-earnings growth, continuing low interest rates, a retreat in the soaring oil price, and a clear-cut conclusion to the US election. The oil price declined to $43/barrel at year-end after surpassing $56/barrel in October. Oil averaged a record $41 in 2004 and registered a yearly gain of 34%, as demand surged and unrest in Iraq, Saudi Arabia, and Nigeria threatened shipments. The price of gold closed at $438/oz, up 5.5% for the year. The dollar dipped to record lows versus the euro and approached a 5-year bottom against the yen, slipping 7.8% and 4.4% respectively, for the year. This marked the third straight year of declines for the dollar versus both currencies.

We were seeking disequilibria in all its forms—that is to say, situations that we believed are unsustainable, yet are priced by the market as though they would be sustained. Our theme introduced in 2004, Disequilibria, specifically seeks out these occurrences at an industry level, but we are essentially looking for similar investment opportunities at any level where we had a variant perception to the market and a belief that this variance would diminish during our medium-term investment horizon. A number of our themes started to become increasingly recognized by the market in 2004, and we are monitored these closely to avoid overstaying our welcome.

During 2004, we took steps to more precisely implement two of our existing themes, Virtuality and New Annuities. In the case of Virtuality, we have battled since theme inception with the fact that many of the stocks with optimal intellectual property characteristics (for example biotech companies) are often illiquid. Accurate implementation of the theme also necessitates minimizing the large stock-specific risk associated with this category of investment. Our solution was to purchase iShares for the biotech sector—an exchange-traded fund representing a comprehensive basket of biotech stocks. This is in addition to our non-biotech holdings under the theme. We are happy to use such vehicles where we believe that they provide a more accurate implementation of our thesis and/or we can save on trading costs, such as those associated with illiquid securities. For

New Annuities, our work focused primarily on optimal stock selection throughout the year, with no change to the thesis of secure revenue streams.

We also note the increasing importance of Chinese patronage for countries and companies that provide critical goods and services to China. Our Ultimate Subcontractors theme has captured the huge boom in commodities prices, supported by Chinese demand along with a tight supply picture. However, we were anxious not to inadvertently adopt a consensus opinion. We saw significant gains in stocks related to commodities and mining during the past two years, and as we do not have an information advantage in calling the top of this run, we have been steadily reducing our exposure. At year-end we retained our positions in energy-related stocks however, despite the impressive run in the last year in particular. The strong performance has reflected the windfall profits from a rising crude spot price, but has yet to reflect the more secular themes of both a general re-pricing of energy costs (the “higher for longer” thesis) and a shift in supply away from OPEC (to Russia).

The Portfolio outperformed the index in 2004. Almost all themes yielded positive returns and stock selection was positive in a majority of sectors and countries. The Portfolio’s sizable overweight positions in both Materials and Energy sectors which outperformed in the broader market, were significant factors which aided performance. Materials holdings Monsanto, CVRD, and BASF delivered solid contribution to performance. Monsanto was the best contributor for the year. The agribusiness giant raised its earnings projections for the 2005 fiscal year, citing encouraging results in key markets globally. Shares also benefited from approval by the European Commission of its genetically modified corn for use in human food. CVRD, the world’s largest exporter of high quality iron ore, has low-cost production capabilities and an integrated transport system from mine to port. Strong metal prices and additional contracts boosted shares. Chemicals giant BASF nearly tripled its net profit in the third quarter, compared to the previous year, on strong sales. The company was able to raise prices to cover the higher cost of oil. Under Energy, oil exposure benefited from record prices in 2004. Top overall performers included oil producers EnCana, ConocoPhillips and Anadarko Petroleum.

Stock selection was negative in Consumer Staples, Consumer Discretionary and Information Technology. Off-benchmark exposure to South Africa and Peru also hurt performance. Gold producers such as Gold Fields (South Africa) and Minas Buenaventura (Peru) saw profit-taking at year-end, as the gold price reached sixteen-year highs in the fourth quarter. Shares of Gold Fields also came under pressure as shareholders voted against a plan to merge the company’s non-South African assets with Canada’s Iamgold. Approval would have allowed the miner to fight a takeover bid by Harmony Gold.

* The views expressed above are those of the subinvestment advisor firm as of December 31, 2004 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The MSCI® World Index is a capitalization weighted index that measures performance of stocks from around the world. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-64

Metropolitan Series Fund, Inc.

Scudder Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO

THE MSCI WORLD INDEX

Average Annual Returns as of December 31, 2004

	Scudder Global Equity Portfolio			MSCI World Index
	Class A	Class B	Class E
1 Year	16.4%	N/A	16.1%	14.7%
5 Years	1.0	N/A	N/A	-2.5
Since Inception	6.8	12.5%	3.3	5.8

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity of life insurance contacts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, and Class E shares are 3/3/97, 4/26/04, and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2004

Top Holdings

% of Total Net Assets
E.ON AG	2.4%
BASF AG	2.3%
Total S.A.	2.2%
Monsanto Co.	2.2%
Samsung Electronics Co., Ltd.	2.2%
LG Electronics, Inc.	2.1%
Compania de Minas Buenaventura (ADR)	1.9%
OAO Gazprom (ADR)	1.9%
iShares Nasdaq Biotechnology Index Fund	1.8%
Canadian National Railway Co.	1.7%

Top Countries

% of Total Net Assets
United States	26.8%
Germany	11.8%
Japan	9.5%
United Kingdom	5.0%
South Korea	5.0%
Canada	4.7%
Hong Kong	4.2%
France	3.8%
Russian	3.4%
Taiwan	3.2%

MSF-65

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in each Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The first line for each share class of each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the relevant Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the relevant Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
BlackRock Aggressive Growth—Class A	Actual	0.79%	$1,000.00	$1,077.00	$4.12
	Hypothetical	0.79%	$1,000.00	$1,021.12	$4.01

BlackRock Aggressive Growth—Class B	Actual	1.04%	$1,000.00	$1,074.50	$5.42
	Hypothetical	1.04%	$1,000.00	$1,019.85	$5.28

BlackRock Aggressive Growth—Class E	Actual	0.94%	$1,000.00	$1,076.80	$4.91
	Hypothetical	0.94%	$1,000.00	$1,020.35	$4.77

BlackRock Strategic Value—Class A	Actual	0.89%	$1,000.00	$1,081.20	$4.66
	Hypothetical	0.89%	$1,000.00	$1,020.61	$4.52

BlackRock Strategic Value—Class B	Actual	1.14%	$1,000.00	$1,080.10	$5.96
	Hypothetical	1.14%	$1,000.00	$1,019.34	$5.79

BlackRock Strategic Value—Class E	Actual	1.04%	$1,000.00	$1,080.50	$5.44
	Hypothetical	1.04%	$1,000.00	$1,019.85	$5.28

BlackRock Bond Income—Class A	Actual	0.45%	$1,000.00	$1,052.60	$2.32
	Hypothetical	0.45%	$1,000.00	$1,022.85	$2.29

BlackRock Bond Income—Class B	Actual	0.70%	$1,000.00	$1,051.00	$3.61
	Hypothetical	0.70%	$1,000.00	$1,021.58	$3.56

BlackRock Bond Income—Class E	Actual	0.60%	$1,000.00	$1,051.70	$3.09
	Hypothetical	0.60%	$1,000.00	$1,022.09	$3.05

BlackRock Diversified—Class A	Actual	0.49%	$1,000.00	$1,083.40	$2.57
	Hypothetical	0.49%	$1,000.00	$1,022.65	$2.49

BlackRock Diversified—Class B	Actual	0.74%	$1,000.00	$1,063.70	$3.84
	Hypothetical	0.74%	$1,000.00	$1,021.37	$3.76

BlackRock Diversified—Class E	Actual	0.64%	$1,000.00	$1,082.20	$3.35
	Hypothetical	0.64%	$1,000.00	$1,021.88	$3.25

MSF-66

Metropolitan Series Fund, Inc.

Shareholder Expense Example—(Continued)

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
BlackRock Investment Trust—Class A	Actual	0.54%	$1,000.00	$1,101.40	$2.85
	Hypothetical	0.54%	$1,000.00	$1,022.39	$2.75

BlackRock Investment Trust—Class B	Actual	0.79%	$1,000.00	$1,100.00	$4.17
	Hypothetical	0.79%	$1,000.00	$1,021.12	$4.01

BlackRock Investment Trust—Class E	Actual	0.69%	$1,000.00	$1,100.50	$3.64
	Hypothetical	0.69%	$1,000.00	$1,021.63	$3.51

BlackRock Legacy Large Cap Growth—Class A	Actual	0.79%	$1,000.00	$1,069.90	$4.11
	Hypothetical	0.79%	$1,000.00	$1,021.12	$4.01

BlackRock Legacy Large Cap Growth—Class B	Actual	1.04%	$1,000.00	$1,068.20	$5.41
	Hypothetical	1.04%	$1,000.00	$1,019.85	$5.28

BlackRock Legacy Large Cap Growth—Class E	Actual	0.94%	$1,000.00	$1,068.80	$4.89
	Hypothetical	0.94%	$1,000.00	$1,020.35	$4.77

BlackRock Large Cap Value—Class A	Actual	0.91%	$1,000.00	$1,083.30	$4.77
	Hypothetical	0.91%	$1,000.00	$1,020.51	$4.62

BlackRock Large Cap Value—Class B	Actual	1.16%	$1,000.00	$1,082.50	$6.07
	Hypothetical	1.16%	$1,000.00	$1,019.24	$5.89

BlackRock Large Cap Value—Class E	Actual	1.06%	$1,000.00	$1,083.40	$5.55
	Hypothetical	1.06%	$1,000.00	$1,019.74	$5.38

BlackRock Money Market—Class A1	Actual	0.44%	$1,000.00	$1,016.30	$2.23
	Hypothetical	0.44%	$1,000.00	$1,022.90	$2.24

BlackRock Money Market—Class B1	Actual	0.69%	$1,000.00	$1,015.00	$3.49
	Hypothetical	0.69%	$1,000.00	$1,021.63	$3.51

BlackRock Money Market—Class E1	Actual	0.59%	$1,000.00	$1,015.50	$2.99
	Hypothetical	0.59%	$1,000.00	$1,022.14	$3.00

Capital Guardian U.S. Equity—Class A	Actual	0.75%	$1,000.00	$1,061.30	$3.89
	Hypothetical	0.75%	$1,000.00	$1,021.32	$3.81

Capital Guardian U.S. Equity—Class B	Actual	1.00%	$1,000.00	$1,059.60	$5.18
	Hypothetical	1.00%	$1,000.00	$1,020.05	$5.08

Davis Venture Value—Class A	Actual	0.78%	$1,000.00	$1,072.60	$4.06
	Hypothetical	0.78%	$1,000.00	$1,021.17	$3.96

Davis Venture Value—Class B	Actual	1.03%	$1,000.00	$1,071.40	$5.36
	Hypothetical	1.03%	$1,000.00	$1,019.90	$5.23

Davis Venture Value—Class E	Actual	0.93%	$1,000.00	$1,071.70	$4.84
	Hypothetical	0.93%	$1,000.00	$1,020.41	$4.72

FI International Stock—Class A	Actual	1.08%	$1,000.00	$1,128.60	$5.78
	Hypothetical	1.08%	$1,000.00	$1,019.64	$5.48

FI International Stock—Class B	Actual	1.33%	$1,000.00	$1,126.70	$7.11
	Hypothetical	1.33%	$1,000.00	$1,018.37	$6.75

FI International Stock—Class E	Actual	1.23%	$1,000.00	$1,127.50	$6.58
	Hypothetical	1.23%	$1,000.00	$1,018.88	$6.24

FI Mid Cap Opportunities—Class A	Actual	0.75%	$1,000.00	$1,114.60	$3.99
	Hypothetical	0.75%	$1,000.00	$1,021.32	$3.81

FI Mid Cap Opportunities—Class B	Actual	1.00%	$1,000.00	$1,112.60	$5.31
	Hypothetical	1.00%	$1,000.00	$1,020.05	$5.08

FI Mid Cap Opportunities—Class E	Actual	0.90%	$1,000.00	$1,113.70	$4.78
	Hypothetical	0.90%	$1,000.00	$1,020.56	$4.57

MSF-67

Metropolitan Series Fund, Inc.

Shareholder Expense Example—(Continued)

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
FI Value Leaders—Class A	Actual	0.73%	$1,000.00	$1,101.70	$3.86
	Hypothetical	0.73%	$1,000.00	$1,021.42	$3.71

FI Value Leaders—Class B	Actual	0.98%	$1,000.00	$1,100.80	$5.18
	Hypothetical	0.98%	$1,000.00	$1,020.15	$4.98

FI Value Leaders—Class E	Actual	0.88%	$1,000.00	$1,100.80	$4.65
	Hypothetical	0.88%	$1,000.00	$1,020.66	$4.47

Franklin Templeton Small Cap Growth—Class A	Actual	1.15%	$1,000.00	$1,055.00	$5.94
	Hypothetical	1.15%	$1,000.00	$1,019.29	$5.84

Franklin Templeton Small Cap Growth—Class B	Actual	1.40%	$1,000.00	$1,054.40	$7.23
	Hypothetical	1.40%	$1,000.00	$1,018.01	$7.10

Franklin Templeton Small Cap Growth—Class E	Actual	1.30%	$1,000.00	$1,054.20	$6.71
	Hypothetical	1.30%	$1,000.00	$1,018.52	$6.60

Harris Oakmark Focused Value—Class A	Actual	0.80%	$1,000.00	$1,078.50	$4.18
	Hypothetical	0.80%	$1,000.00	$1,021.07	$4.06

Harris Oakmark Focused Value—Class B	Actual	1.05%	$1,000.00	$1,077.10	$5.48
	Hypothetical	1.05%	$1,000.00	$1,019.79	$5.33

Harris Oakmark Focused Value—Class E	Actual	0.95%	$1,000.00	$1,077.60	$4.96
	Hypothetical	0.95%	$1,000.00	$1,020.30	$4.82

Harris Oakmark Large Cap Value—Class A	Actual	0.79%	$1,000.00	$1,077.40	$4.13
	Hypothetical	0.79%	$1,000.00	$1,021.12	$4.01

Harris Oakmark Large Cap Value—Class B	Actual	1.04%	$1,000.00	$1,076.90	$5.43
	Hypothetical	1.04%	$1,000.00	$1,019.85	$5.28

Harris Oakmark Large Cap Value—Class E	Actual	0.94%	$1,000.00	$1,076.80	$4.91
	Hypothetical	0.94%	$1,000.00	$1,020.35	$4.77

Jennison Growth—Class A	Actual	0.71%	$1,000.00	$1,060.20	$3.68
	Hypothetical	0.71%	$1,000.00	$1,021.53	$3.61

Jennison Growth—Class B	Actual	0.96%	$1,000.00	$1,059.50	$4.97
	Hypothetical	0.96%	$1,000.00	$1,020.25	$4.88

Lehman Brothers Aggregate Bond Index—Class A	Actual	0.32%	$1,000.00	$1,046.50	$1.65
	Hypothetical	0.32%	$1,000.00	$1,023.51	$1.63

Lehman Brothers Aggregate Bond Index—Class B	Actual	0.57%	$1,000.00	$1,044.20	$2.93
	Hypothetical	0.57%	$1,000.00	$1,022.24	$2.90

Lehman Brothers Aggregate Bond Index—Class E	Actual	0.47%	$1,000.00	$1,044.80	$2.42
	Hypothetical	0.47%	$1,000.00	$1,022.75	$2.39

Loomis Sayles Small Cap—Class A1	Actual	0.98%	$1,000.00	$1,093.30	$5.16
	Hypothetical	0.98%	$1,000.00	$1,020.15	$4.98

Loomis Sayles Small Cap—Class B1	Actual	1.23%	$1,000.00	$1,092.60	$6.47
	Hypothetical	1.23%	$1,000.00	$1,018.88	$6.24

Loomis Sayles Small Cap—Class E1	Actual	1.13%	$1,000.00	$1,092.40	$5.94
	Hypothetical	1.13%	$1,000.00	$1,019.39	$5.74

Met/Putnam Voyager—Class A2	Actual	1.00%	$1,000.00	$1,034.90	$5.12
	Hypothetical	1.00%	$1,000.00	$1,020.05	$5.08

Met/Putnam Voyager—Class B2	Actual	1.25%	$1,000.00	$1,032.90	$6.39
	Hypothetical	1.25%	$1,000.00	$1,018.78	$6.34

Met/Putnam Voyager—Class E2	Actual	1.15%	$1,000.00	$1,032.90	$5.88
	Hypothetical	1.15%	$1,000.00	$1,019.29	$5.84

MSF-68

Metropolitan Series Fund, Inc.

Shareholder Expense Example—(Continued)

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
MetLife Mid Cap Stock Index—Class A	Actual	0.36%	$1,000.00	$1,121.00	$1.92
	Hypothetical	0.36%	$1,000.00	$1,023.31	$1.83

MetLife Mid Cap Stock Index—Class B	Actual	0.61%	$1,000.00	$1,118.30	$3.25
	Hypothetical	0.61%	$1,000.00	$1,022.03	$3.10

MetLife Mid Cap Stock Index—Class E	Actual	0.51%	$1,000.00	$1,119.80	$2.72
	Hypothetical	0.51%	$1,000.00	$1,022.54	$2.59

MetLife Stock Index—Class A	Actual	0.30%	$1,000.00	$1,090.60	$1.58
	Hypothetical	0.30%	$1,000.00	$1,023.61	$1.53

MetLife Stock Index—Class B	Actual	0.55%	$1,000.00	$1,089.10	$2.89
	Hypothetical	0.55%	$1,000.00	$1,022.34	$2.80

MetLife Stock Index—Class E	Actual	0.45%	$1,000.00	$1,090.00	$2.36
	Hypothetical	0.45%	$1,000.00	$1,022.85	$2.29

MFS Investors Trust—Class A	Actual	0.95%	$1,000.00	$1,089.20	$4.99
	Hypothetical	0.95%	$1,000.00	$1,020.30	$4.82

MFS Investors Trust—Class B	Actual	1.20%	$1,000.00	$1,088.20	$6.30
	Hypothetical	1.20%	$1,000.00	$1,019.03	$6.09

MFS Investors Trust—Class E	Actual	1.10%	$1,000.00	$1,088.10	$5.77
	Hypothetical	1.10%	$1,000.00	$1,019.54	$5.58

MFS Total Return—Class A	Actual	0.61%	$1,000.00	$1,084.60	$3.20
	Hypothetical	0.61%	$1,000.00	$1,022.03	$3.10

MFS Total Return—Class B	Actual	0.86%	$1,000.00	$1,083.30	$4.50
	Hypothetical	0.86%	$1,000.00	$1,020.76	$4.37

MFS Total Return—Class E	Actual	0.76%	$1,000.00	$1,083.80	$3.98
	Hypothetical	0.76%	$1,000.00	$1,021.27	$3.86

Morgan Stanley EAFE Index—Class A	Actual	0.56%	$1,000.00	$1,172.20	$3.06
	Hypothetical	0.56%	$1,000.00	$1,022.29	$2.85

Morgan Stanley EAFE Index—Class B	Actual	0.81%	$1,000.00	$1,170.20	$4.42
	Hypothetical	0.81%	$1,000.00	$1,021.02	$4.11

Morgan Stanley EAFE Index—Class E	Actual	0.71%	$1,000.00	$1,171.90	$3.88
	Hypothetical	0.71%	$1,000.00	$1,021.53	$3.61

Neuberger Berman Partners Mid Cap Value—Class A	Actual	0.76%	$1,000.00	$1,137.00	$4.08
	Hypothetical	0.76%	$1,000.00	$1,021.27	$3.86

Neuberger Berman Partners Mid Cap Value—Class B	Actual	1.01%	$1,000.00	$1,136.30	$5.42
	Hypothetical	1.01%	$1,000.00	$1,020.00	$5.13

Neuberger Berman Partners Mid Cap Value—Class E	Actual	0.91%	$1,000.00	$1,136.80	$4.89
	Hypothetical	0.91%	$1,000.00	$1,020.51	$4.62

Russell 2000 Index—Class A	Actual	0.38%	$1,000.00	$1,151.20	$2.05
	Hypothetical	0.38%	$1,000.00	$1,023.21	$1.93

Russell 2000 Index—Class B	Actual	0.63%	$1,000.00	$1,149.80	$3.40
	Hypothetical	0.63%	$1,000.00	$1,021.93	$3.20

Russell 2000 Index—Class E	Actual	0.53%	$1,000.00	$1,150.00	$2.86
	Hypothetical	0.53%	$1,000.00	$1,022.44	$2.69

Salomon Brothers Strategic Bond Opportunities—Class A	Actual	0.77%	$1,000.00	$1,068.90	$4.00
	Hypothetical	0.77%	$1,000.00	$1,021.22	$3.91

Salomon Brothers Strategic Bond Opportunities—Class B	Actual	1.02%	$1,000.00	$1,067.40	$5.30
	Hypothetical	1.02%	$1,000.00	$1,019.95	$5.18

MSF-69

Metropolitan Series Fund, Inc.

Shareholder Expense Example—(Continued)

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
Salomon Brothers Strategic Bond Opportunities—Class E	Actual	0.92%	$1,000.00	$1,068.20	$4.78
	Hypothetical	0.92%	$1,000.00	$1,020.46	$4.67

Salomon Brothers U.S. Government—Class A	Actual	0.63%	$1,000.00	$1,029.90	$3.21
	Hypothetical	0.63%	$1,000.00	$1,021.93	$3.20

Salomon Brothers U.S. Government—Class B	Actual	0.88%	$1,000.00	$1,029.10	$4.49
	Hypothetical	0.88%	$1,000.00	$1,020.66	$4.47

Salomon Brothers U.S. Government—Class E	Actual	0.78%	$1,000.00	$1,029.10	$3.98
	Hypothetical	0.78%	$1,000.00	$1,021.17	$3.96

Scudder Global Equity—Class A	Actual	0.82%	$1,000.00	$1,155.30	$4.44
	Hypothetical	0.82%	$1,000.00	$1,020.97	$4.17

Scudder Global Equity—Class B	Actual	1.07%	$1,000.00	$1,154.00	$5.79
	Hypothetical	1.07%	$1,000.00	$1,019.69	$5.43

Scudder Global Equity—Class E	Actual	0.97%	$1,000.00	$1,154.00	$5.25
	Hypothetical	0.97%	$1,000.00	$1,020.20	$4.93

T. Rowe Price Large Cap Growth—Class A	Actual	0.73%	$1,000.00	$1,073.10	$3.80
	Hypothetical	0.73%	$1,000.00	$1,021.42	$3.71

T. Rowe Price Large Cap Growth—Class B	Actual	0.98%	$1,000.00	$1,071.60	$5.10
	Hypothetical	0.98%	$1,000.00	$1,020.15	$4.98

T. Rowe Price Large Cap Growth—Class E	Actual	0.88%	$1,000.00	$1,072.50	$4.58
	Hypothetical	0.88%	$1,000.00	$1,020.66	$4.47

T. Rowe Price Small Cap Growth—Class A	Actual	0.61%	$1,000.00	$1,045.20	$3.14
	Hypothetical	0.61%	$1,000.00	$1,022.03	$3.10

T. Rowe Price Small Cap Growth—Class B	Actual	0.86%	$1,000.00	$1,045.10	$4.42
	Hypothetical	0.86%	$1,000.00	$1,020.76	$4.37

T. Rowe Price Small Cap Growth—Class E	Actual	0.76%	$1,000.00	$1,045.70	$3.91
	Hypothetical	0.76%	$1,000.00	$1,021.27	$3.86

Zenith Equity[3]	Actual	0.74%	$1,000.00	$1,074.30	$3.86
	Hypothetical	0.74%	$1,000.00	$1,021.37	$3.76

* Expenses paid are equal to each class’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

1 Effective May 1, 2005 MetLife Advisers LLC (the “Adviser”), has agreed to waive a portion of the Management Fee payable to it, until further notice from the Adviser to the Portfolios, but in no event prior to April 30, 2006. If this fee waiver was in effect as of July 1, 2004 the shareholder expense example for the period ending December 31, 2004 would have been:

		Annualized Expense Ratio	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period July 1, 2004 to December 31, 2004
BlackRock Money Market—Class A	Actual	0.43%	$1,000.00	$1,016.30	$2.18
	Hypothetical	0.43%	$1,000.00	$1,022.95	$2.19

BlackRock Money Market—Class B	Actual	0.68%	$1,000.00	$1,015.00	$3.44
	Hypothetical	0.68%	$1,000.00	$1,021.68	$3.46

BlackRock Money Market—Class E	Actual	0.58%	$1,000.00	$1,015.50	$2.94
	Hypothetical	0.58%	$1,000.00	$1,022.19	$2.95

Loomis Sayles Small Cap—Class A	Actual	0.93%	$1,000.00	$1,093.30	$4.89
	Hypothetical	0.93%	$1,000.00	$1,020.41	$4.72

Loomis Sayles Small Cap—Class B	Actual	1.18%	$1,000.00	$1,092.60	$6.21
	Hypothetical	1.18%	$1,000.00	$1,019.13	$5.99

Loomis Sayles Small Cap—Class E	Actual	1.08%	$1,000.00	$1,092.40	$5.68
	Hypothetical	1.08%	$1,000.00	$1,019.64	$5.48

2 The annualized expense ratio shown reflects an expense agreement between MetLife Advisers and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

3 The Annualized Expense Ratio reflects the expenses of both the Zenith Equity Portfolio and the underlying Portfolios in which it invests.

MSF-70

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio (formerly State Street Research Money Market Portfolio)

Schedule of Investments as of December 31, 2004

Face Amount	Issue	Interest Rate	Maturity Date	Value (Note 1)

	Commercial Paper—68.7%
	Agricultural Operations—4.9%
$27,500,000	Cargill, Inc. (144A)	2.22%	01/03/05	$27,496,608

	Asset Backed—16.9%
7,839,000	Delaware Funding Corp. (144A)	2.20%	01/03/05	7,838,042
10,926,000	Edison Asset Security (144A)	1.96%	01/03/05	10,924,816
10,000,000	FCAR Owner Trust	1.97%	01/04/05	9,998,367
6,000,000	CXC, Inc.	1.98%	01/05/05	5,998,687
5,500,000	Ciesco, L.P. (144A)	2.01%	01/06/05	5,498,472
7,965,000	CXC, Inc.	2.32%	01/07/05	7,961,920
10,600,000	Delaware Funding Corp. (144A)	2.29%	01/14/05	10,591,273
11,000,000	Kittyhawk Funding Corp.	2.34%	01/20/05	10,986,415
10,700,000	New Center Asset Trust	2.26%	01/28/05	10,681,944
6,200,000	Windmill Funding Corp. (144A)	2.21%	02/02/05	6,187,875
6,300,000	FCAR Owner Trust	2.01%	03/02/05	6,279,105
1,777,487	John Deere Owner Trust	1.14%	05/13/05	1,777,487

				94,724,403

	Building & Construction—3.9%
5,600,000	Sheffield Receivables Corp. (144A)	2.24%	01/04/05	5,598,959
5,600,000	Sheffield Receivables Corp. (144A)	2.06%	01/07/05	5,598,087
10,600,000	Sheffield Receivables Corp. (144A)	2.22%	01/11/05	10,593,493

				21,790,539

	Finance & Banking—13.1%
12,000,000	UBS Finance, Inc.	2.39%	01/04/05	11,997,610
13,300,000	International Lease Finance Corp. (d)	3.30%	01/13/05	13,305,424
10,500,000	General Electric Capital Corp. (d)	2.15%	01/24/05	10,504,541
11,000,000	UBS Finance, Inc.	1.98%	01/25/05	10,985,553
11,500,000	Credit Suisse First Boston (d)	2.53%	03/21/05	11,503,378
5,300,000	Toyota Motor Credit Co.	2.58%	05/31/05	5,243,688
10,500,000	Bank of America Corp.	2.65%	06/13/05	10,375,916

				73,916,110

	Financial Services—8.8%
11,000,000	Household Finance Corp.	1.95%	01/26/05	10,985,180
17,000,000	Citigroup, Inc. (b)	2.38%	02/22/05	17,004,296
5,300,000	General Electric Capital Corp.	2.36%	03/02/05	5,279,242
10,700,000	Clipper Receivables Corp. (144A)	2.36%	03/03/05	10,657,393
5,300,000	General Electric Capital Corp.	2.44%	04/05/05	5,266,510

				49,192,621

Face Amount	Issue	Interest Rate	Maturity Date	Value (Note 1)

	Foreign Government—2.0%
$6,000,000	Government of Quebec (144A)	1.48%	01/11/05	$5,997,567
5,300,000	Government of Quebec (144A)	2.40%	03/28/05	5,269,866

				11,267,433

	Gas & Oil—4.5%
25,000,000	BP Amoco Capital, Plc.	2.10%	01/03/05	24,997,083

	Investment Brokerage—5.6%
10,000,000	Morgan Stanley	2.34%	01/10/05	9,994,150
5,500,000	The Goldman Sachs Group, Inc. (d)	2.10%	01/18/05	5,500,000
16,000,000	Morgan Stanley	2.25%	01/18/05	15,983,076

				31,477,226

	Media—2.3%
12,600,000	Gannett Co., Inc.	4.95%	04/01/05	12,686,581

	Telecommunications—6.7%
10,000,000	BellSouth Corp.	2.01%	01/05/05	9,997,778
10,500,000	SBC Communications, Inc.	2.26%	01/10/05	10,494,094
17,000,000	BellSouth Corp.	2.00%	01/18/05	16,984,024

				37,475,896

	Total Commercial Paper (Cost $385,024,500)			385,024,500

	Federal Agencies—7.4%
5,500,000	Federal Home Loan Bank	1.27%	03/15/05	5,499,945
5,000,000	Federal Home Loan Bank	1.40%	03/29/05	5,000,000
5,000,000	Federal Home Loan Bank	1.40%	04/01/05	4,999,650
5,500,000	Federal Home Loan Bank	1.35%	04/15/05	5,500,000
6,500,000	Federal National Mortgage Association	1.40%	05/03/05	6,500,000
7,000,000	Federal National Mortgage Association	1.55%	05/04/05	7,000,000
7,000,000	Federal National Mortgage Association	1.60%	05/13/05	7,000,000

	Total Federal Agencies (Cost $41,499,595)			41,499,595

	Medium Term Notes—18.9%
7,500,000	American Express Credit Corp. (d)	2.47%	01/11/05	7,504,958
17,500,000	American Express Credit Corp. (d)	2.51%	01/18/05	17,507,236
7,000,000	Caterpillar Financial Services (d)	2.38%	01/25/05	7,006,608
2,350,000	Fleet National Bank	8.63%	02/15/05	2,367,058
7,000,000	Federal National Mortgage Association	1.38%	02/18/05	7,000,000
7,000,000	Wal-Mart Stores, Inc. (d)	2.30%	02/22/05	7,000,308
17,000,000	J.P. Morgan Chase & Co. (d)	2.61%	02/24/05	17,007,076

See accompanying notes to schedule of investments and financial statements.

MSF-71

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio (formerly State Street Research Money Market Portfolio)

Schedule of Investments as of December 31, 2004

Face Amount	Issue	Interest Rate	Maturity Date	Value (Note 1)

	Medium Term Notes—(Continued)
$14,000,000	Bear Stearns Cos., Inc. (d)	2.61%	02/25/05	$14,004,900
7,900,000	John Hancock Global Funding (144A) (d)	2.74%	03/07/05	7,916,162
4,200,000	Wells Fargo & Co. (d)	2.49%	03/17/05	4,199,966
2,305,000	Heller Financial, Inc.	8.00%	06/15/05	2,360,209
9,500,000	Washington Mutual, Inc.	8.25%	06/15/05	9,733,426
2,200,000	Bank One Corp.	7.63%	08/01/05	2,261,278

	Total Medium Term Notes (Cost $105,869,185)			105,869,185

Face Amount	Issue	Interest Rate	Maturity Date	Value (Note 1)

	Yankee Certificate of Deposit—4.6%
$10,000,000	Canadian Imperial Holding, Inc.	2.09%	03/29/05	$9,949,975
15,744,000	Canadian Imperial Holding, Inc.	2.56%	05/02/05	15,609,590

	Total Yankee Certificate of Deposit (Cost $25,559,565)			25,559,565

	Total Investments—99.6% (Cost $557,952,845) (a)			557,952,845
	Other assets less liabilities—0.4%			2,149,272

	Total Net Assets—100.0%			$560,102,117

See accompanying notes to schedule of investments and financial statements.

MSF-72

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio (formerly State Street Research Money Market Portfolio)

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$557,952,845
Cash		136,638
Receivable for:
Fund shares sold		2,556,209
Accrued interest		936,459

Total Assets		561,582,151
Liabilities
Payable for:
Fund shares redeemed	$1,131,063
Accrued expenses :
Management fees	161,049
Service and distribution fees	17,512
Deferred directors fees	128,945
Other expenses	41,465

Total Liabilities		1,480,034

Net Assets		$560,102,117

Net assets consist of :
Capital paid in		$560,102,117

Net Assets		$560,102,117

Computation of offering price :
Class A
Net asset value and redemption price per share ($469,673,793 divided by 4,696,767 shares outstanding)		$100.00

Class B
Net asset value and redemption price per share ($78,809,000 divided by 788,090 shares outstanding)		$100.00

Class E
Net asset value and redemption price per share ($11,619,324 divided by 116,193 shares outstanding)		$100.00

Identified cost of investments		$557,952,845

Statement of Operations

Year ended December 31, 2004

Investment Income
Interest		$7,990,403

Expenses
Management fees	$2,014,603
Service and distribution fees—Class B	184,695
Service and distribution fees—Class E	13,334
Directors’ fees and expenses	30,582
Custodian	128,942
Audit and tax services	21,371
Legal	16,680
Printing	164,052
Insurance	17,540
Miscellaneous	14,749

Total expenses		2,606,548

Net Investment Income		5,383,855

Net Increase (Decrease) in Net Assets From Operations		$5,383,855

See accompanying notes to financial statements.

MSF-73

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio (formerly State Street Research Money Market Portfolio)

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$5,383,855	$4,940,051
Net realized gain (loss)	0	(28)

Increase (decrease) in net assets from operations	5,383,855	4,940,023

From Distributions to Shareholders
Net investment income
Class A	(4,758,832)	(4,536,341)
Class B	(546,831)	(391,196)
Class E	(78,192)	(12,514)

Total distributions	(5,383,855)	(4,940,051)

Increase (decrease) in net assets from capital share transactions	(132,257,191)	302,947,860

Total increase (decrease) in net assets	(132,257,191)	302,947,832

Net Assets
Beginning of the Period	692,359,308	389,411,476

End of the Period	$560,102,117	$692,359,308

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	7,617,875	$761,784,717	6,858,570	$685,856,952
Shares issued through acquisition	0	0	4,418,122	441,812,202
Reinvestments	47,589	4,758,832	45,363	4,536,341
Redemptions	(9,072,882)	(907,288,288)	(853,539,381)	(853,938,071)

Net increase (decrease)	(1,407,418)	$(140,744,739)	2,782,674	$278,267,424

Class B
Sales	831,966	$83,196,625	919,752	$91,975,233
Reinvestments	5,468	546,831	3,912	391,196
Redemptions	(800,176)	(80,017,602)	(745,436)	(74,543,623)

Net increase (decrease)	37,258	$3,725,854	178,228	$17,822,806

Class E
Sales	283,220	$28,321,972	149,355	$14,935,505
Reinvestments	782	78,192	125	12514
Redemptions	(236,385)	(23,638,470)	(80,904)	(8,090,389)

Net increase (decrease)	47,617	$4,761,694	68,576	$6,857,630

Increase (decrease) derived from capital share transactions	(1,322,543)	$(132,257,191)	3,029,478	$302,947,860

See accompanying notes to financial statements.

MSF-74

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio (formerly State Street Research Money Market Portfolio)

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	0.98	0.80	1.41	3.88	6.05

Total from investment operations	0.98	0.80	1.41	3.88	6.05

Less Distributions
Distributions from net investment income	(0.98)	(0.80)	(1.41)	(3.88)	(6.05)

Total distributions	(0.98)	(0.80)	(1.41)	(3.88)	(6.05)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	1.0	0.8	1.4	4.0	6.2
Ratio of operating expenses to average net assets (%)	0.42	0.40	0.43	0.42	0.41
Ratio of net investment income to average net assets (%)	0.97	0.78	1.40	3.80	6.04
Net assets, end of Period (000)	$469,674	$610,419	$332,151	$277,381	$242,346

	Class B					Class E
	Year ended December 31,			May 1, 2001(a) through December 31, 2001		Year ended December 31, 2004	April 23, 2003(a) through December 31, 2003
	2004	2003	2002
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00		$100.00	$100.00

Income From Investment Operations
Net investment income	0.73	0.55	1.16	1.95		0.83	0.42

Total from investment operations	0.73	0.55	1.16	1.95		0.83	0.42

Less Distributions
Distributions from net investment income	(0.73)	(0.55)	(1.16)	(1.95)		(0.83)	(0.42)

Total distributions	(0.73)	(0.55)	(1.16)	(1.95)		(0.83)	(0.42)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00		$100.00	$100.00

Total Return (%)	0.7	0.6	1.2	2.0	(b)	0.8	0.4	(b)
Ratio of operating expenses to average net assets (%)	0.67	0.65	0.68	0.67	(c)	0.57	0.55	(c)
Ratio of net investment income to average net assets (%)	0.74	0.65	1.15	1.65	(c)	0.88	0.58	(c)
Net assets, end of Period (000)	$78,809	$75,083	$57,260	$15,407		$11,619	$6,858

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-75

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—98.2% of Total Net Assets

Face Amount		Value (Note 1)

	Aerospace & Defense—0.3%
$700,000	Lockheed Martin Corp. 8.200%, 12/01/09 (c)	$826,338
900,000	Lockheed Martin Corp. 7.375%, 04/15/13	1,055,678
233,000	Raytheon Co. 6.750%, 08/15/07	250,151
460,000	The Boeing Co. 7.250%, 06/15/25	550,133
200,000	United Technologies Corp. 7.500%, 9/15/29	254,464

		2,936,764

	Airlines—0.1%
750,000	Southwest Airlines Co. 6.500%, 03/01/12	821,809

	Aluminum—0.2%
300,000	Alcoa, Inc. 6.500%, 06/01/11	335,794
400,000	Alcoa, Inc. 6.000%, 01/15/12	437,405
1,000,000	Alcoa, Inc. 5.375%, 01/15/13 (c)	1,051,690

		1,824,889

	Asset Backed—1.3%
1,500,000	BMW Vehicle Owner Trust 3.320%, 02/25/09	1,493,495
190,000	California Infrastructure-Pacific Gas & Electric Co. 6.480%, 12/26/09	202,301
3,000,000	Capital One Master Trust 4.900%, 3/15/10	3,096,757
365,066	CenterPoint Energy Transition Bond Co., L.L.C. 3.840%, 09/15/07	366,448
500,000	CenterPoint Energy Transition Bond Co., L.L.C. 5.160%, 09/15/11	520,504
500,000	Centex Home Equity Loan Trust 3.750%, 12/25/31	496,485
244,354	Chase Funding Mortgage Loan 6.550%, 3/25/13	251,111
2,000,000	Chase Funding Mortgage Loan 4.585%, 5/25/15	1,995,659
500,000	Chase Funding Mortgage Loan 3.303%, 11/25/29	492,540
475,626	Chase Manhattan Auto Owner Trust 1.520%, 05/15/07 (d)	472,134
125,000	Chemical Credit Card Master Trust I 5.980%, 09/15/08	127,792
190,000	Citibank Credit Card Issuance Trust 7.450%, 09/15/07	195,715
600,000	Citibank Credit Card Master Trust I 6.100%, 05/15/08	622,956
32,531	DaimlerChrysler Auto Trust 3.850%, 4/6/06	32,531
435,000	Detroit Edison Co. 6.190%, 03/01/13	476,408
14,359	PP&L Transition Bond, L.L.C. 6.830%, 3/25/07	14,505
200,000	Standard Credit Card Master Trust I 7.250%, 04/07/08	209,988
626,580	WFS Financial Owner Trust 5.180%, 3/20/09	631,922

		11,699,251

Face Amount		Value (Note 1)

	Automobiles—0.7%
$2,600,000	DaimlerChrylser North America Holdings Corp. 7.750%, 01/18/11	$2,998,086
600,000	DaimlerChrysler North America Holdings Corp. 6.400%, 05/15/06 (c)	624,236
350,000	DaimlerChrysler North America Holdings Corp. 8.000%, 06/15/10 (c)	404,871
400,000	Ford Motor Co. 7.250%, 10/01/08 (c)	428,730
250,000	Ford Motor Co. 6.500%, 08/01/18 (c)	247,360
500,000	Ford Motor Co. 6.375%, 02/01/29	449,680
1,632,000	General Motors Corp. 6.750%, 05/01/28 (c)	1,510,452

		6,663,415

	Banks—1.3%
230,000	ABN-AMRO Bank NV (New York Branch) 7.750%, 05/15/23	285,502
500,000	ABN-AMRO Bank NV (New York Branch) 7.125%, 10/15/93	575,121
500,000	Bank of America Corp. 5.250%, 02/01/07	517,693
150,000	Bank of America Corp. 7.800%, 02/15/10	174,676
1,000,000	Bank of America Corp. 4.750%, 08/15/13 (c)	1,002,177
1,000,000	Bank of America Corp. 5.125%, 11/15/14 (c)	1,019,879
1,500,000	Bank One Corp. 7.600%, 05/01/07	1,635,732
500,000	Bank One Illinois NA 5.500%, 03/26/07	521,379
800,000	Bank One Texas NA 6.250%, 02/15/08	856,974
500,000	Fleet National Bank 5.750%, 01/15/09 (c)	533,146
1,000,000	MBNA America Bank National 7.125%, 11/15/2012	1,139,030
500,000	SunTrust Bank (Atlanta) 7.250%, 09/15/06	531,690
300,000	Wells Fargo & Co. 5.900%, 05/21/06	310,950
500,000	Wells Fargo & Co. 5.125%, 02/15/07	517,257
500,000	Wells Fargo & Co. 5.125%, 09/01/12 (c)	517,150
2,000,000	Wells Fargo & Co. 5.000%, 11/15/14	2,022,798

		12,161,154

	Building & Construction—0.1%
250,000	Caterpillar, Inc. 7.250%, 09/15/09	283,744
500,000	Centex Corp. 7.500%, 01/15/12 (c)	576,650

		860,394

	Chemicals—0.4%
2,000,000	Chevron Phillips Chemical Co., L.L.C. 5.375%, 06/15/07	2,074,432
300,000	E. I. du Pont de Nemours 6.875%, 10/15/09	336,631
500,000	Praxair, Inc. 6.625%, 10/15/07	538,064
300,000	Rohm & Haas Co. 7.400%, 07/15/09	341,184

		3,290,311

	Collateralized Mortgage Obligations—3.0%
800,000	Bear Stearns Commercial Mortgage Securities, Inc. 7.080%, 07/15/31	891,017
200,000	Bear Stearns Commercial Mortgage Securities, Inc. 7.780%, 02/15/32	230,082
1,000,000	Bear Stearns Commercial Mortgage Securities, Inc. 8.133%, 02/15/32 (d)	1,166,318

See accompanying notes to schedule of investments and financial statements.

MSF-76

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Collateralized Mortgage Obligations—(Continued)
$500,000	Bear Stearns Commercial Mortgage Securities, Inc. 5.610%, 11/15/33	$533,253
500,000	Bear Stearns Commercial Mortgage Securities, Inc. 6.480%, 02/15/35	554,152
250,000	Chase Commercial Mortgage Securities Corp. 6.390%, 11/18/30	269,981
1,000,000	Citigroup Comercial Mortgage Trust 5.464%, 04/15/40 (d)	1,045,388
1,000,000	Credit Suisse First Boston Mortgage 5.416%, 05/15/36	1,044,732
500,000	First Union Commercial Mortgage Trust 6.070%, 10/15/35	533,997
450,000	First Union Lehman Brothers Commercial Mortgage Trust 6.560%, 11/18/35	483,302
1,000,000	Greenwich Capital Commercial Funding Corp. 5.317%, 06/10/36 (d)	1,039,315
1,000,000	JPMorgan Chase Commercial Mortgage Securities Corp. 6.044%, 11/15/35	1,064,582
1,375,077	JPMorgan Chase Commercial Mortgage Securities Corp. 4.275%, 01/12/37	1,379,383
4,718,388	JPMorgan Chase Commercial Mortgage Securities Corp. 3.972%, 03/12/39	4,683,143
1,650,000	LB-UBS Commercial Mortgage Trust 4.254%, 07/15/27	1,638,150
2,000,000	LB-UBS Commercial Mortgage Trust 6.653%, 11/15/27	2,239,378
500,000	LB-UBS Commercial Mortgage Trust 6.462%, 03/15/31	557,671
250,000	Lehman Brothers Commercial Conduit Mortgage Trust 6.210%, 10/15/35	267,938
934,623	Morgan Stanley Capital I, Inc. 6.550%, 03/15/30	991,522
1,000,000	Morgan Stanley Capital I, Inc. 6.540%, 07/15/30	1,072,727
700,000	Morgan Stanley Dean Witter Capital I Trust 7.200%, 10/15/33	792,937
500,000	Morgan Stanley Dean Witter Capital I Trust 4.800%, 09/15/37	511,007
1,000,000	Salomon Brothers Commercial Mortgage Trust 6.428%, 12/18/35	1,103,141
500,000	Salomon Brothers Commercial Mortgage Trust 5.045%, 03/18/36	507,688
400,000	Structured Asset Securities Corp. 6.950%, 10/12/34	425,819
1,000,000	Trizechahn Office Properties Trust (144A) 6.211%, 03/15/13	1,069,989
1,445,000	Wachovia Bank Commercial Mortgage Trust 6.287%, 04/15/34	1,594,288

		27,690,900

	Computers & Business Equipment—0.2%
1,000,000	International Business Machines Corp. 7.500%, 06/15/13	1,200,588
425,000	International Business Machines Corp. 8.375%, 11/01/19	558,646

		1,759,234

Face Amount		Value (Note 1)

	Conglomerates—0.1%
$930,000	General Electric Co. 5.000%, 02/01/13	$954,320
300,000	Honeywell International, Inc. 7.500%, 03/01/10	345,590

		1,299,910

	Cosmetics & Personal Care—0.1%
850,000	Procter & Gamble Co. 6.875%, 09/15/09	957,795
200,000	Procter & Gamble Co. 6.450%, 01/15/26	227,980

		1,185,775

	Drugs & Heath Care—0.5%
300,000	Abbott Laboratories 5.625%, 07/01/06	310,530
400,000	Anthem, Inc. 6.800%, 08/01/12	447,950
500,000	Bristol-Myers Squibb Co. 4.750%, 10/01/06	511,344
250,000	Johnson & Johnson 6.950%, 09/01/29	304,601
300,000	Merck & Co., Inc. 5.950%, 12/01/28	310,299
3,000,000	Wyeth 5.500%, 02/01/14	3,088,817

		4,973,541

	Electrical Utilities—1.7%
150,000	Consolidated Edison Co. of New York, Inc. 6.450%, 12/01/07	161,373
1,000,000	Consolidated Edison Co. of New York, Inc. 7.500%, 09/01/10	1,157,177
1,445,000	Dominion Resources, Inc. 7.625%, 7/15/05	1,479,307
3,925,000	Duke Capital Corp. 7.500%, 10/01/09 (c)	4,456,731
500,000	Duke Energy Co. 6.250%, 01/15/12	544,784
300,000	Exelon Generation Co., L.L.C. 6.950%, 06/15/11	337,767
1,081,000	K N Energy, Inc. 6.650%, 03/01/05	1,087,862
226,829	Niagara Mohawk Power Corp. 7.625%, 10/01/05	234,272
950,000	Oncor Electric Delivery Co. 7.000%, 05/01/32	1,094,409
2,600,000	Progress Energy, Inc. 7.100%, 03/01/11 (c)	2,923,032
500,000	PSE&G Power, L.L.C. 7.750%, 04/15/11	583,089
1,000,000	PSE&G Power, L.L.C. 8.625%, 04/15/31	1,332,520
400,000	Virginia Electric & Power Co. 5.375%, 02/01/07	414,253

		15,806,576

	Environmental Control—0.2%
1,265,000	USA Waste Services, Inc. 7.000%, 07/15/28	1,427,649

	Federal Agencies—45.1%
5,000,000	Federal Home Loan Bank 6.500%, 11/15/05	5,151,205
2,500,000	Federal Home Loan Bank 4.125%, 11/15/06	2,537,070
1,500,000	Federal Home Loan Bank 4.250%, 11/13/09	1,515,096
1,000,000	Federal Home Loan Bank 3.875%, 02/12/10	993,402
1,500,000	Federal Home Loan Bank 3.875%, 06/14/13 (c)	1,445,607

See accompanying notes to schedule of investments and financial statements.

MSF-77

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$3,000,000	Federal Home Loan Mortgage Corp. 1.875%, 2/15/06	$2,961,709
3,000,000	Federal Home Loan Mortgage Corp. 2.375%, 02/15/07 (c)	2,943,056
6,500,000	Federal Home Loan Mortgage Corp. 3.500%, 09/15/07 (c)	6,514,565
8,630,000	Federal Home Loan Mortgage Corp. 4.250%, 7/15/09	8,780,335
2,875,000	Federal Home Loan Mortgage Corp. 7.000%, 3/15/10	3,281,168
81,868	Federal Home Loan Mortgage Corp. 7.000%, 6/1/11	86,830
99,049	Federal Home Loan Mortgage Corp. 7.000%, 12/1/15	105,046
189,657	Federal Home Loan Mortgage Corp. 7.500%, 3/1/16	201,172
191,131	Federal Home Loan Mortgage Corp. 6.000%, 4/1/16	200,355
2,123,057	Federal Home Loan Mortgage Corp. 6.000%, 5/1/17	2,225,888
2,027,586	Federal Home Loan Mortgage Corp. 5.500%, 11/1/17	2,095,097
11,527,887	Federal Home Loan Mortgage Corp. 5.000%, 5/1/18	11,724,748
4,143,210	Federal Home Loan Mortgage Corp. 4.500%, 9/1/18	4,142,437
6,145,575	Federal Home Loan Mortgage Corp. 4.500%, 10/1/18	6,139,683
3,194,056	Federal Home Loan Mortgage Corp. 5.000%, 12/1/18	3,248,601
9,020,053	Federal Home Loan Mortgage Corp. 4.500%, 4/1/19	8,999,889
2,688,873	Federal Home Loan Mortgage Corp. 4.000%, 6/1/19	2,630,697
4,868,745	Federal Home Loan Mortgage Corp. 4.500%, 6/1/19	4,857,988
4,831,505	Federal Home Loan Mortgage Corp. 5.000%, 6/1/19	4,912,837
1,348,044	Federal Home Loan Mortgage Corp. 4.500%, 8/1/19	1,344,377
124,867	Federal Home Loan Mortgage Corp. 7.500%, 8/1/24	134,618
38,124	Federal Home Loan Mortgage Corp. 7.500%, 11/1/24	41,101
20,150	Federal Home Loan Mortgage Corp. 7.500%, 10/1/26	21,654
34,760	Federal Home Loan Mortgage Corp. 8.000%, 2/1/27	37,692
115,349	Federal Home Loan Mortgage Corp. 7.500%, 10/1/27	123,650
19,957	Federal Home Loan Mortgage Corp. 7.000%, 12/1/27	21,154
66,800	Federal Home Loan Mortgage Corp. 8.000%, 10/1/28	72,434
180,282	Federal Home Loan Mortgage Corp. 6.000%, 11/1/28	186,651

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$52,794	Federal Home Loan Mortgage Corp. 7.000%, 11/1/28	$55,916
118,558	Federal Home Loan Mortgage Corp. 6.000%, 12/1/28	122,746
255,864	Federal Home Loan Mortgage Corp. 6.000%, 2/1/29	264,590
114,082	Federal Home Loan Mortgage Corp. 6.000%, 4/1/29	117,973
43,877	Federal Home Loan Mortgage Corp. 7.000%, 4/1/29	46,470
1,979,647	Federal Home Loan Mortgage Corp. 5.500%, 5/1/29	2,018,593
47,751	Federal Home Loan Mortgage Corp. 6.000%, 5/1/29	49,380
25,422	Federal Home Loan Mortgage Corp. 7.000%, 5/1/29	26,924
54,256	Federal Home Loan Mortgage Corp. 7.000%, 6/1/29	57,462
270,446	Federal Home Loan Mortgage Corp. 7.000%, 7/1/29	286,423
39,765	Federal Home Loan Mortgage Corp. 6.500%, 10/1/29	41,721
174,344	Federal Home Loan Mortgage Corp. 7.500%, 10/1/29	186,639
84,098	Federal Home Loan Mortgage Corp. 6.500%, 2/1/30	88,235
121,103	Federal Home Loan Mortgage Corp. 7.500%, 5/1/30	129,570
564,046	Federal Home Loan Mortgage Corp. 7.000%, 1/1/31	596,599
965,000	Federal Home Loan Mortgage Corp. 6.750%, 3/15/31	1,172,427
62,207	Federal Home Loan Mortgage Corp. 6.000%, 6/1/31	64,251
20,372	Federal Home Loan Mortgage Corp. 6.000%, 7/1/31	21,041
470,037	Federal Home Loan Mortgage Corp. 6.000%, 8/1/31	485,483
197,816	Federal Home Loan Mortgage Corp. 6.500%, 8/1/31	207,336
856,203	Federal Home Loan Mortgage Corp. 6.000%, 9/1/31	884,340
103,135	Federal Home Loan Mortgage Corp. 6.500%, 10/1/31	108,098
433,434	Federal Home Loan Mortgage Corp. 6.500%, 11/1/31	454,292
139,938	Federal Home Loan Mortgage Corp. 7.000%, 12/1/31	148,014
4,468,209	Federal Home Loan Mortgage Corp. 6.500%, 3/1/32	4,683,537
2,259,504	Federal Home Loan Mortgage Corp. 6.000%, 4/1/32	2,333,827
4,065,657	Federal Home Loan Mortgage Corp. 6.500%, 4/1/32	4,261,586
1,000,000	Federal Home Loan Mortgage Corp. 6.250%, 07/15/32 (c)	1,147,508

See accompanying notes to schedule of investments and financial statements.

MSF-78

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$610,902	Federal Home Loan Mortgage Corp. 6.000%, 11/1/32	$630,997
5,745,526	Federal Home Loan Mortgage Corp. 5.000%, 10/1/33	5,717,621
3,621,082	Federal Home Loan Mortgage Corp. 5.000%, 3/1/34	3,598,341
5,783,944	Federal Home Loan Mortgage Corp. 5.500%, 6/1/34	5,883,019
3,236,279	Federal Home Loan Mortgage Corp. 6.000%, 6/1/34	3,343,332
5,000,000	Federal National Mortgage Association 2.500%, 06/15/06	4,954,236
5,500,000	Federal National Mortgage Association 4.750%, 01/02/07	5,639,516
21,165,000	Federal National Mortgage Association 2.375%, 02/15/07 (c)	20,754,776
1,490,000	Federal National Mortgage Association 3.250%, 11/15/07 (c)	1,480,946
3,025,000	Federal National Mortgage Association 3.250%, 08/15/08	2,982,150
6,000,000	Federal National Mortgage Association 3.250%, 02/15/09	5,880,222
3,400,000	Federal National Mortgage Association 6.625%, 11/15/10	3,840,602
950,000	Federal National Mortgage Association 5.500%, 03/15/11	1,018,345
88,218	Federal National Mortgage Association 7.000%, 04/01/12	93,520
5,200,000	Federal National Mortgage Association 4.375%, 09/15/12	5,200,307
38,642	Federal National Mortgage Association 6.500%, 01/01/13	40,934
3,888	Federal National Mortgage Association 6.500%, 04/01/13	4,119
174,121	Federal National Mortgage Association 6.500%, 06/01/13	184,450
4,044	Federal National Mortgage Association 6.500%, 07/01/13	4,283
1,316,951	Federal National Mortgage Association 6.000%, 10/01/13	1,382,504
85,984	Federal National Mortgage Association 7.000%, 02/01/14	91,151
259,279	Federal National Mortgage Association 6.000%, 03/01/14	272,038
7,350,000	Federal National Mortgage Association 4.125%, 04/15/14 (c)	7,117,510
41,538	Federal National Mortgage Association 6.000%, 06/01/14	43,582
86,524	Federal National Mortgage Association 6.500%, 06/01/14	91,662
188,584	Federal National Mortgage Association 6.000%, 07/01/14	197,865
60,553	Federal National Mortgage Association 6.000%, 09/01/14	63,533
75,279	Federal National Mortgage Association 7.500%, 08/01/15	79,938

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$7,365,391	Federal National Mortgage Association 6.500%, 04/01/17	$7,802,036
2,226,764	Federal National Mortgage Association 6.000%, 09/01/17	2,333,596
2,510,477	Federal National Mortgage Association 5.500%, 11/01/17	2,595,822
1,023,014	Federal National Mortgage Association 5.500%, 02/01/18	1,057,912
7,196,856	Federal National Mortgage Association 4.500%, 07/01/18	7,196,978
2,560,513	Federal National Mortgage Association 5.000%, 01/01/19	2,603,944
2,893,704	Federal National Mortgage Association 4.000%, 04/01/19	2,826,628
1,943,300	Federal National Mortgage Association 4.500%, 05/01/19	1,938,334
230,794	Federal National Mortgage Association 7.000%, 10/01/21	245,909
2,349,381	Federal National Mortgage Association 5.500%, 07/01/23	2,403,333
1,256,141	Federal National Mortgage Association 5.500%, 01/01/24	1,285,101
3,606,122	Federal National Mortgage Association 5.000%, 02/01/24	3,625,785
3,813,529	Federal National Mortgage Association 5.500%, 07/01/24	3,900,121
49,778	Federal National Mortgage Association 7.500%, 09/01/25	53,353
4,369	Federal National Mortgage Association 7.000%, 06/01/26	4,646
60,095	Federal National Mortgage Association 7.500%, 06/01/26	64,356
2,626	Federal National Mortgage Association 8.000%, 10/01/26	2,842
8,649	Federal National Mortgage Association 7.500%, 09/01/27	9,248
2,707	Federal National Mortgage Association 7.500%, 11/01/27	2,895
427	Federal National Mortgage Association 7.500%, 12/01/27	456
28,349	Federal National Mortgage Association 7.500%, 03/01/28	30,274
924,502	Federal National Mortgage Association 6.500%, 05/01/28	969,960
136,666	Federal National Mortgage Association 7.000%, 06/01/28	144,818
127,037	Federal National Mortgage Association 6.000%, 08/01/28	131,616
1,322	Federal National Mortgage Association 7.500%, 08/01/28	1,411
25,632	Federal National Mortgage Association 6.000%, 11/01/28	26,556
21,603	Federal National Mortgage Association 6.000%, 12/01/28	22,381
2,003,682	Federal National Mortgage Association 6.500%, 12/01/28	2,102,204

See accompanying notes to schedule of investments and financial statements.

MSF-79

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$69,798	Federal National Mortgage Association 6.500%, 03/01/29	$73,198
434,728	Federal National Mortgage Association 6.500%, 04/01/29	455,907
41,136	Federal National Mortgage Association 6.500%, 05/01/29	43,140
142,435	Federal National Mortgage Association 7.500%, 07/01/29	152,300
13,458	Federal National Mortgage Association 6.500%, 08/01/29	14,114
208,788	Federal National Mortgage Association 7.000%, 09/01/29	221,216
143,200	Federal National Mortgage Association 7.000%, 10/01/29	151,723
55,693	Federal National Mortgage Association 7.500%, 10/01/29	59,455
2,371	Federal National Mortgage Association 8.000%, 11/01/29	2,559
7,716	Federal National Mortgage Association 7.000%, 12/01/29	8,175
488,648	Federal National Mortgage Association 6.500%, 05/01/30	512,453
52,570	Federal National Mortgage Association 8.000%, 05/01/30	56,718
2,675,000	Federal National Mortgage Association 7.250%, 05/15/30 (c)	3,417,800
32,714	Federal National Mortgage Association 7.500%, 07/01/30	34,915
57,297	Federal National Mortgage Association 8.000%, 11/01/30	61,818
47,688	Federal National Mortgage Association 8.000%, 01/01/31	51,451
85,274	Federal National Mortgage Association 8.000%, 02/01/31	92,003
366,917	Federal National Mortgage Association 6.000%, 06/01/31	379,211
291,131	Federal National Mortgage Association 6.500%, 09/01/31	304,949
1,591,048	Federal National Mortgage Association 7.000%, 01/01/32	1,683,539
85,620	Federal National Mortgage Association 6.500%, 02/01/32	90,326
241,022	Federal National Mortgage Association 7.000%, 04/01/32	254,980
765,769	Federal National Mortgage Association 6.500%, 06/01/32	802,177
1,082,490	Federal National Mortgage Association 7.000%, 06/01/32	1,145,178
2,220,842	Federal National Mortgage Association 6.000%, 09/01/32	2,295,292
1,522,842	Federal National Mortgage Association 5.500%, 10/01/32	1,548,879
919,022	Federal National Mortgage Association 6.000%, 01/01/33	949,830
3,655,027	Federal National Mortgage Association 5.500%, 02/01/33	3,714,808

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$1,628,430	Federal National Mortgage Association 6.000%, 02/01/33	$1,682,911
6,783,591	Federal National Mortgage Association 5.500%, 03/01/33	6,894,542
3,408,623	Federal National Mortgage Association 6.000%, 03/01/33	3,522,662
3,519,770	Federal National Mortgage Association 6.000%, 04/01/33	3,637,528
12,627,215	Federal National Mortgage Association 5.500%, 05/01/33	12,833,744
4,947,220	Federal National Mortgage Association 6.000%, 05/01/33	5,112,735
3,176,895	Federal National Mortgage Association 5.000%, 07/01/33	3,162,663
1,905,599	Federal National Mortgage Association 4.500%, 08/01/33	1,845,015
4,565,756	Federal National Mortgage Association 5.000%, 08/01/33	4,545,303
8,269,610	Federal National Mortgage Association 5.500%, 08/01/33	8,404,866
3,746,826	Federal National Mortgage Association 5.000%, 09/01/33	3,724,847
2,284,661	Federal National Mortgage Association 6.500%, 09/01/33	2,392,036
3,699,497	Federal National Mortgage Association 4.500%, 10/01/33	3,582,170
12,814,413	Federal National Mortgage Association 5.000%, 10/01/33	12,758,675
1,629,307	Federal National Mortgage Association 5.500%, 10/01/33	1,655,508
2,129,783	Federal National Mortgage Association 6.500%, 10/01/33	2,229,879
11,808,771	Federal National Mortgage Association 5.500%, 12/01/33	12,001,913
5,956,680	Federal National Mortgage Association 5.500%, 02/01/34	6,050,834
3,546,447	Federal National Mortgage Association 5.500%, 03/01/34	3,602,503
2,948,021	Federal National Mortgage Association 4.500%, 04/01/34	2,853,132
10,452,702	Federal National Mortgage Association 5.000%, 04/01/34	10,383,190
2,271,254	Federal National Mortgage Association 5.500%, 04/01/34	2,307,154
3,004,370	Federal National Mortgage Association 5.000%, 05/01/34	2,982,383
4,368,257	Federal National Mortgage Association 6.000%, 05/01/34	4,518,910
3,726,817	Federal National Mortgage Association 5.500%, 06/01/34	3,785,724
6,991,100	Federal National Mortgage Association 5.000%, 09/01/34	6,944,522
8,000,000	Federal National Mortgage Association 5.500%, 12/01/34	8,126,452
300,000	Federal National Mortgage Association 6.210%, 08/06/38	343,117

See accompanying notes to schedule of investments and financial statements.

MSF-80

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$3,000,000	Federal National Mortgage Association 5.500%, TBA	$3,045,000
8,870,000	Federal National Mortgage Association 6.000%, TBA	9,169,362
7,023	Government National Mortgage Association 8.000%, 09/15/16	7,652
19,415	Government National Mortgage Association 6.500%, 05/15/23	20,541
98,915	Government National Mortgage Association 9.000%, 11/15/24	111,042
21,812	Government National Mortgage Association 8.000%, 08/15/26	23,688
28,906	Government National Mortgage Association 8.000%, 09/15/26	31,393
357,791	Government National Mortgage Association 6.500%, 02/15/27	377,375
503	Government National Mortgage Association 7.000%, 04/15/27	534
17,385	Government National Mortgage Association 8.000%, 05/15/27	18,772
69,178	Government National Mortgage Association 7.000%, 01/15/28	73,443
36,824	Government National Mortgage Association 7.500%, 02/20/28	39,408
44,274	Government National Mortgage Association 7.000%, 04/15/28	47,003
69,215	Government National Mortgage Association 7.000%, 05/15/28	73,482
65,241	Government National Mortgage Association 7.000%, 06/15/28	69,263
92,834	Government National Mortgage Association 6.500%, 07/15/28	97,755
123,707	Government National Mortgage Association 6.500%, 08/15/28	130,264
60,804	Government National Mortgage Association 7.000%, 10/15/28	64,552
98,095	Government National Mortgage Association 6.500%, 11/15/28	103,295
22,023	Government National Mortgage Association 6.500%, 12/15/28	23,191
76,636	Government National Mortgage Association 6.000%, 01/15/29	79,529
40,371	Government National Mortgage Association 7.000%, 06/15/29	42,854
86,456	Government National Mortgage Association 8.000%, 06/15/29	93,309
51,412	Government National Mortgage Association 6.500%, 07/15/29	54,083
59,963	Government National Mortgage Association 7.500%, 08/15/29	64,293
67,487	Government National Mortgage Association 7.000%, 09/15/29	71,639
48,170	Government National Mortgage Association 7.500%, 04/15/30	51,643
9,408	Government National Mortgage Association 7.000%, 01/15/31	9,982

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$81,444	Government National Mortgage Association 7.000%, 03/15/31	$86,421
359,972	Government National Mortgage Association 6.500%, 06/20/31	377,612
751,987	Government National Mortgage Association 7.000%, 08/15/31	797,939
597,445	Government National Mortgage Association 7.000%, 02/15/32	633,712
766,604	Government National Mortgage Association 6.500%, 07/15/32	806,026
434,863	Government National Mortgage Association 7.000%, 07/15/32	461,260
2,910,209	Government National Mortgage Association 6.000%, 01/15/33	3,018,035
1,000,000	Tennessee Valley Authority 6.000%, 3/15/13	1,110,651

		415,461,842

	Finance & Banking—4.8%
2,750,000	Allstate Corp. 6.125%, 02/15/12	3,007,161
150,000	Allstate Corp. 6.900%, 05/15/38 (c)	174,084
1,000,000	American General Finance Corp. 5.375%, 10/1/12	1,034,268
600,000	Associates Corp. North America 6.250%, 11/1/08	650,220
1,700,000	Associates Corp. North America 6.950%, 11/1/18	1,978,187
500,000	AXA Financial, Inc. 7.750%, 08/01/10	578,192
300,000	Bank of America Corp. 7.400%, 01/15/11	347,987
3,575,000	Bank One Corporation 2.625%, 06/30/08	3,437,817
300,000	Bell Atlantic Financial Services, Inc. 7.600%, 03/15/07 (c)	322,734
750,000	BellSouth Capital Funding Corp. 7.750%, 2/15/10	865,178
173,000	Boeing Capital Corp. 5.650%, 05/15/06	178,451
151,000	Chase Manhattan Corp. 7.125%, 02/01/07	161,827
350,000	Chubb Corp. 6.000%, 11/15/11	376,686
400,000	CIT Group, Inc. 7.750%, 04/02/12	472,904
2,000,000	Citigroup, Inc. 5.750%, 05/10/06	2,066,105
500,000	Citigroup, Inc. 3.500%, 02/01/08	497,770
750,000	Citigroup, Inc. 6.200%, 03/15/09	814,526
250,000	Citigroup, Inc. 7.250%, 10/01/10	286,652
500,000	Countrywide Funding Corp. 5.625%, 5/15/07	521,493
250,000	Equitable Cos., Inc. 6.500%, 04/01/08	269,031
250,000	FleetBoston Financial Corp. 7.250%, 9/15/05	257,259
500,000	FleetBoston Financial Corp. 4.875%, 12/1/06	513,189
1,200,000	Ford Motor Credit Co. 6.500%, 01/25/07 (c)	1,246,343
1,000,000	Ford Motor Credit Co. 7.750%, 02/15/07 (c)	1,062,443
1,000,000	Ford Motor Credit Co. 7.375%, 10/28/09	1,076,774
300,000	Ford Motor Credit Co. 7.375%, 02/01/11 (c)	323,143
400,000	General Electric Capital Corp. 5.375%, 3/15/07	415,825

See accompanying notes to schedule of investments and financial statements.

MSF-81

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Finance & Banking—(Continued)
$1,800,000	General Electric Capital Corp. 5.450%, 01/15/13 (c)	$1,899,833
200,000	General Electric Capital Corp. 6.750%, 03/15/32	233,619
100,000	General Electric Capital Corp. 7.500%, 08/21/35	126,354
1,000,000	General Motors Acceptance Corp. 7.500%, 07/15/05	1,020,600
1,000,000	General Motors Acceptance Corp. 6.750%, 01/15/06	1,025,947
600,000	General Motors Acceptance Corp. 6.125%, 02/01/07	616,116
250,000	General Motors Acceptance Corp. 5.850%, 01/14/09	254,140
600,000	General Motors Acceptance Corp. 7.750%, 01/19/10	643,056
300,000	General Motors Acceptance Corp. 7.250%, 03/02/11	313,285
1,500,000	Heller Financial, Inc. 6.375%, 03/15/06	1,556,886
350,000	Heller Financial, Inc. 7.375%, 11/01/09	399,320
350,000	Household Finance Corp. 8.000%, 05/09/05	356,314
500,000	Household Finance Corp. 5.750%, 01/30/07	522,271
2,500,000	Household Finance Corp. 4.750%, 05/15/09 (c)	2,563,565
300,000	Household Finance Corp. 8.000%, 07/15/10	352,775
100,000	Household Finance Corp. 7.000%, 05/15/12	114,129
500,000	KFW International Finance, Inc. 4.750%, 01/24/07	514,085
1,000,000	KFW International Finance, Inc. 8.000%, 02/15/10	1,186,733
4,250,000	Lehman Brothers Holdings, Inc. 3.600%, 03/13/09 (c)	4,184,057
250,000	Mellon Funding Corp. 6.400%, 05/14/11	276,644
1,000,000	National Rural Utilities Cooperative Finance Corp. 6.200%, 02/01/08	1,070,455
300,000	National Rural Utilities Cooperative Finance Corp. 8.000%, 03/01/32	390,921
500,000	Southern Co. Capital Funding 5.300%, 02/01/07 (c)	516,156
14,504	Vanderbilt Mortgage & Finance, Inc. 6.080%, 12/07/15	14,620
500,000	Wachovia Corp. 4.950%, 11/01/06	513,464
500,000	Washington Mutual, Inc. 5.625%, 01/15/07 (c)	520,329

		44,121,923

	Financial Services—0.1%
1,000,000	General Electric Capital Corp. 6.000%, 06/15/12	1,090,243

	Food & Beverages—1.1%
200,000	Archer-Daniels-Midland Co. 8.875%, 04/15/11 (c)	249,078
400,000	Campbell Soup Co. 5.500%, 03/15/07	416,444
300,000	Coca-Cola Enterprises, Inc. 6.950%, 11/15/26	352,999
500,000	ConAgra Foods, Inc. 6.000%, 09/15/06	520,747

Face Amount		Value (Note 1)

	Food & Beverages—(Continued)
$300,000	Fred Meye, Inc. 7.450%, 03/01/08	$330,594
400,000	General Mills, Inc. 5.125%, 02/15/07 (c)	412,563
2,000,000	General Mills, Inc. 6.000%, 02/15/12	2,169,777
2,700,000	Kellogg Co. 6.600%, 04/01/11	3,024,605
900,000	Kraft Foods, Inc. 6.250%, 06/01/12	985,977
950,000	Kroger Co. 5.500%, 02/01/13 (c)	994,192
300,000	Pepsi Bottling Group, Inc. 7.000%, 03/01/29	360,869
300,000	Unilever Capital Corp. 7.125%, 11/01/10	345,300

		10,163,145

	Forest Products & Paper—0.2%
250,000	International Paper Co. 6.875%, 04/15/29	282,088
1,000,000	MeadWestvaco Corp. 6.850%, 04/01/12 (c)	1,130,825
500,000	Weyerhaeuser Co. 7.375%, 03/15/32	591,180

		2,004,093

	Gas & Oil—0.6%
300,000	Atlantic Richfield Co. 5.900%, 04/15/09	323,991
300,000	Conoco, Inc. 6.950%, 04/15/29	353,145
1,900,000	Devon Financing Corp. 6.875%, 09/30/11 (c)	2,151,855
750,000	Kinder Morgan Energy Partners, L.P. 6.750%, 03/15/11	835,347
300,000	Occidental Petroleum Corp. 7.375%, 11/15/08	335,315
300,000	Phillips Petroleum Co. 6.375%, 03/30/09	328,201
1,000,000	Southern California Gas Co. 4.800%, 10/01/12	1,015,631
300,000	Transocean Sedco Forex, Inc. 7.500%, 04/15/31 (c)	363,435

		5,706,920

	Industrial Machinery—0.1%
300,000	Deere & Co. 7.850%, 05/15/10	351,251
850,000	Deere & Co. 6.950%, 04/25/14	993,001

		1,344,252

	Insurance—0.2%
250,000	American General Capital II 8.500%, 07/01/30	334,129
500,000	GE Global Insurance Holding Corp. 7.500%, 06/15/10	566,776
105,000	Hartford Financial Services Group, Inc. 6.375%, 11/01/08	112,746
780,000	Hartford Life, Inc. 7.650%, 06/15/27	954,755

		1,968,406

	Investment Brokerage—1.3%
500,000	Bear Stearns Co., Inc. 5.700%, 01/15/07 (c)	521,261
250,000	Bear Stearns Co., Inc. 7.800%, 08/15/07	275,553
900,000	Bear Stearns Co., Inc. 5.700%, 11/15/14	951,561
300,000	Donaldson Lufkin & Jenrette 6.500%, 06/01/08	325,239
750,000	The Goldman Sachs Group, Inc. 6.650%, 05/15/09	828,093

See accompanying notes to schedule of investments and financial statements.

MSF-82

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Investment Brokerage—(Continued)
$2,075,000	The Goldman Sachs Group, Inc. 6.125%, 02/15/33	$2,155,657
350,000	JPMorgan Chase & Co. 5.350%, 03/01/07	363,209
500,000	JPMorgan Chase & Co. 5.250%, 05/30/07 (c)	519,212
250,000	JPMorgan Chase & Co. 6.750%, 02/01/11 (c)	280,788
2,000,000	Lehman Brothers Holdings, Inc. 7.750%, 01/15/05	2,002,572
250,000	Merrill Lynch & Co. 6.375%, 10/15/08	271,055
200,000	Merrill Lynch & Co. 6.500%, 07/15/18	222,600
1,150,000	Morgan Stanley 7.250%, 04/01/32	1,381,282
340,000	Paine Webber Group, Inc. 6.550%, 04/15/08	368,547
1,000,000	The Goldman Sachs Group, Inc. 5.700%, 09/01/12 (c)	1,059,176

		11,525,805

	Leisure—0.1%
500,000	Carnival Corp. 6.150%, 04/15/08	535,542

	Media—1.6%
4,650,000	AOL Time Warner, Inc. 6.150%, 05/01/07	4,906,099
300,000	AOL Time Warner, Inc. 7.625%, 04/15/31	362,885
500,000	Belo Corp. 8.000%, 11/01/08	563,241
1,800,000	CBS, Inc. 7.150%, 05/20/05	1,827,099
600,000	Clear Channel Communications, Inc. 6.000%, 11/01/06	623,780
250,000	Comcast Cable Communications 8.375%, 05/01/07	276,036
1,445,000	Comcast Corp. 5.300%, 01/15/14 (c)	1,485,895
250,000	Cox Communications, Inc. 7.750%, 11/01/10	286,739
1,950,000	News America, Inc. 6.550%, 03/15/33	2,075,399
250,000	The Walt Disney Co. 7.300%, 02/08/05	251,067
1,000,000	The Walt Disney Co. 6.750%, 03/30/06	1,042,506
200,000	The Walt Disney Co. 6.375%, 03/01/12 (c)	222,504
250,000	Time Warner Entertainment Co., L.P. 7.250%, 09/01/08	277,281
418,000	Time Warner, Inc. 9.125%, 01/15/13 (c)	533,588

		14,734,119

	Real Estate—0.3%
1,000,000	EOP Operating, L.P. 8.375%, 03/15/06	1,058,567
1,500,000	EOP Operating, L.P. 5.875%, 01/15/13	1,584,120

		2,642,687

	Retail—0.5%
1,000,000	Lowe’s Cos., Inc. 6.875%, 02/15/28	1,173,474
750,000	Safeway, Inc. 6.150%, 03/01/06	773,881
500,000	Wal-Mart Stores, Inc. 6.875%, 08/10/09	561,326
2,075,000	Wal-Mart Stores, Inc. 4.550%, 05/01/13 (c)	2,093,774

		4,602,455

Face Amount		Value (Note 1)

	Telecommunications—1.2%
$500,000	Alltel Corp. 6.800%, 05/01/29	$555,245
500,000	Alltel Corp. 7.875%, 07/01/32	628,285
976,000	AT&T Broadband Corp. 8.375%, 03/15/13	1,202,915
500,000	AT&T Wireless Services, Inc. 8.125%, 05/01/12	604,169
300,000	AT&T Wireless Services, Inc. 8.750%, 03/01/31	404,451
250,000	BellSouth Capital Funding Corp. 7.875%, 02/15/30	311,350
100,000	Cingular Wireless, L.L.C. 7.125%, 12/15/31	114,564
850,000	Motorola, Inc. 7.625%, 11/15/10 (c)	985,217
300,000	SBC Communications, Inc. 5.750%, 05/02/06	309,716
2,400,000	SBC Communications, Inc. 5.875%, 02/01/12 (c)	2,586,363
400,000	Sprint Capital Corp. 7.625%, 01/30/11	464,487
1,500,000	Sprint Capital Corp. 6.900%, 05/01/19	1,674,799
400,000	Verizon New England, Inc. 6.500%, 9/15/11	439,322
500,000	Verizon New York, Inc. 7.375%, 04/01/32 (c)	575,631

		10,856,514

	Transportation—0.3%
1,000,000	Burlington Northern Santa Fe Corp. 5.900%, 07/01/12	1,080,475
300,000	CSX Corp. 7.450%, 05/01/07	324,396
200,000	CSX Corp. 6.750%, 03/15/11 (c)	223,661
500,000	CSX Corp. 7.900%, 05/01/17 (c)	618,190
350,000	Norfolk Southern Corp. 6.200%, 04/15/09	377,795
300,000	Norfolk Southern Corp. 7.250%, 02/15/31	360,191

		2,984,708

	Trucking & Freight Forwarding—0.0%
100,000	Fedex Corp. 6.875%, 02/15/06	103,572

	U.S. Treasury—24.8%
4,000,000	United States Treasury Bonds 9.375%, 02/15/06 (c)	4,288,600
1,375,000	United States Treasury Bonds 9.250%, 02/15/16 (c)	1,963,170
1,910,000	United States Treasury Bonds 7.500%, 11/15/16 (c)	2,440,846
1,000,000	United States Treasury Bonds 8.750%, 05/15/17 (c)	1,401,680
1,270,000	United States Treasury Bonds 8.875%, 08/15/17 (c)	1,800,504
1,600,000	United States Treasury Bonds 9.125%, 5/15/2018	2,328,240
8,785,000	United States Treasury Bonds 8.875%, 02/15/19 (c)	12,646,798
1,895,000	United States Treasury Bonds 8.125%, 08/15/19 (c)	2,587,585
315,000	United States Treasury Bonds 8.750%, 08/15/20 (c)	455,402

See accompanying notes to schedule of investments and financial statements.

MSF-83

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	U.S. Treasury—(Continued)
$2,650,000	United States Treasury Bonds 7.875%, 02/15/21 (c)	$3,581,290
4,600,000	United States Treasury Bonds 8.125%, 08/15/21 (c)	6,370,356
1,475,000	United States Treasury Bonds 8.000%, 11/15/21 (c)	2,025,234
2,000,000	United States Treasury Bonds 7.625%, 11/15/22	2,673,140
7,750,000	United States Treasury Bonds 6.250%, 08/15/23 (c)	9,077,187
500,000	United States Treasury Bonds 6.750%, 08/15/26 (c)	623,750
1,000,000	United States Treasury Bonds 6.500%, 11/15/26 (c)	1,215,040
3,950,000	United States Treasury Bonds 6.125%, 11/15/27 (c)	4,612,455
2,420,000	United States Treasury Bonds 5.500%, 08/15/28 (c)	2,618,996
2,225,000	United States Treasury Bonds 5.375%, 02/15/31 (c)	2,405,425
3,000,000	United States Treasury Notes 1.625%, 02/28/06 (c)	2,959,335
13,250,000	United States Treasury Notes 2.000%, 05/15/06 (c)	13,095,240
6,000,000	United States Treasury Notes 2.375%, 08/15/06 (c)	5,943,048
16,000,000	United States Treasury Notes 2.500%, 10/31/06 (c)	15,851,200
7,700,000	United States Treasury Notes 2.625%, 11/15/06 (c)	7,643,482
6,650,000	United States Treasury Notes 6.250%, 02/15/07 (c)	7,079,456
16,680,000	United States Treasury Notes 3.125%, 05/15/07 (c)	16,671,826
3,400,000	United States Treasury Notes 3.250%, 08/15/07 (c)	3,405,440
1,500,000	United States Treasury Notes 5.500%, 02/15/08 (c)	1,598,415
5,580,000	United States Treasury Notes 5.625%, 05/15/08 (c)	5,986,057
3,000,000	United States Treasury Notes 3.250%, 08/15/08 (c)	2,986,530
15,820,000	United States Treasury Notes 3.375%, 11/15/08 (c)	15,777,365
4,000,000	United States Treasury Notes 3.875%, 05/15/09 (c)	4,058,908
4,420,000	United States Treasury Notes 3.625%, 07/15/09 (c)	4,433,083
7,800,000	United States Treasury Notes 6.000%, 08/15/09 (c)	8,603,166
5,000,000	United States Treasury Notes 3.375%, 10/15/09	4,950,000
4,000,000	United States Treasury Notes 3.500%, 12/15/09 (c)	3,980,640
1,710,000	United States Treasury Notes 6.500%, 02/15/10 (c)	1,936,079

Face Amount		Value (Note 1)

	U.S. Treasury—(Continued)
$7,120,000	United States Treasury Notes 5.750%, 08/15/10 (c)	$7,838,956
3,500,000	United States Treasury Notes 5.000%, 08/15/11 (c)	3,725,995
4,500,000	United States Treasury Notes 4.875%, 02/15/12 (c)	4,755,060
5,000,000	United States Treasury Notes 4.375%, 08/15/12 (c)	5,118,750
7,250,000	United States Treasury Notes 4.000%, 11/15/12 (c)	7,237,820
1,950,000	United States Treasury Notes 4.250%, 08/15/13 (c)	1,965,015
1,600,000	United States Treasury Notes 4.250%, 11/15/13 (c)	1,609,952
4,230,000	United States Treasury Notes 4.250%, 08/15/14 (c)	4,238,883

		228,565,399

	Yankee—5.7%
1,000,000	Abbey National, Plc. 6.690%, 10/17/05	1,024,930
300,000	Apache Finance Canada Corp. 7.750%, 12/15/29	389,786
4,650,000	Asian Development Bank 4.875%, 02/05/07	4,804,242
500,000	BP Canada Finance Co. 3.375%, 10/31/07	497,207
1,000,000	British Telecommunications, Plc. 8.875%, 12/15/30 (d)	1,335,693
600,000	Burlington Resources Finance Co. 5.700%, 3/1/07	626,093
500,000	Conoco Funding Co. 6.350%, 10/15/11	557,010
1,000,000	Deutsche Telekom International Finance 8.750%, 06/15/30 (d)	1,320,458
1,000,000	European Investment Bank 4.000%, 08/30/05 (c)	1,007,630
1,500,000	Government of Canada 6.750%, 08/28/06	1,587,515
2,200,000	HSBC Holdings, Plc. 7.500%, 07/15/09 (c)	2,506,166
5,050,000	HSBC Holdings, Plc. 5.250%, 12/12/12 (c)	5,236,278
1,350,000	Hydro-Quebec 7.500%, 04/01/16 (c)	1,654,837
1,000,000	Hydro-Quebec 8.400%, 01/15/22	1,362,178
700,000	Intermediate American Development Bank 5.375%, 11/18/08	746,234
400,000	Intermediate American Development Bank 8.875%, 06/01/09	481,672
200,000	Intermediate American Development Bank 7.000%, 06/15/25	247,169
500,000	Intermediate American Development Bank 6.800%, 10/15/25	597,278
1,000,000	International Bank for Reconstruction & Development 4.375%, 09/28/06	1,020,910

See accompanying notes to schedule of investments and financial statements.

MSF-84

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Yankee—(Continued)
$535,000	International Bank for Reconstruction & Development 8.875%, 03/01/26	$773,699
2,000,000	Korea Development Bank 5.750%, 09/10/13	2,119,308
350,000	National Australia Bank, Ltd. 6.600%, 12/10/07	377,093
300,000	Norsk Hydro A/S 6.700%, 01/15/18	342,272
1,350,000	Norsk Hydro A/S 6.800%, 01/15/28	1,561,050
1,000,000	Petroleos Mexicanos 9.250%, 03/30/18	1,237,500
250,000	Province of Nova Scotia 9.250%, 03/01/20	356,116
300,000	Province of Ontario 5.500%, 10/01/08 (c)	318,973
2,000,000	Province of Ontario 5.125%, 07/17/12	2,106,858
350,000	Province of Quebec 7.500%, 07/15/23 (c)	446,239
500,000	Republic of Italy 5.250%, 04/05/06	512,575
300,000	Republic of Italy 6.000%, 05/29/08	322,005
3,650,000	Republic of Italy 5.625%, 06/15/12 (c)	3,960,889
200,000	Republic of Korea 8.875%, 04/15/08	231,399
1,000,000	Telefonica Europe BV 8.250%, 09/15/30	1,337,516
1,275,000	Tyco International Group S.A. 6.875%, 1/15/29	1,461,436
3,100,000	United Mexican States 9.875%, 01/15/07 (c)	3,489,050
500,000	United Mexican States 9.875%, 02/01/10 (c)	614,250
250,000	United Mexican States 8.375%, 01/14/11 (c)	293,750
2,200,000	United Mexican States 8.000%, 09/24/22	2,535,500
1,150,000	Vodafone Airtouch, Plc. 7.750%, 02/15/10	1,336,473

		52,737,237

	Total Bonds & Notes (Identified Cost $888,152,918)	905,550,434

Short Term Investments—2.4%
Face Amount		Value (Note 1)

	Discount Notes—2.4%
$21,700,000	Federal Home Loan Bank 1.000%, 01/03/05	$21,698,794

	Total Short Term Investments (Identified Cost $21,698,794)	21,698,794

	Total Investments—100.6% (Identified Cost $909,851,712) (a)	927,249,228
	Other assets less liabilities	(5,564,752)

	Total Net Assets—100%	$921,684,476

See accompanying notes to schedule of investments and financial statements.

MSF-85

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$927,249,228
Cash		479,625
Collateral for securities loaned		230,082,940
Receivable for:
Fund shares sold		14,753,502
Accrued interest		9,174,775

Total Assets		1,181,740,070
Liabilities
Payable for:
Fund shares redeemed	$418,702
Securities purchased	29,214,020
Return of collateral for securities loaned	230,082,940
Accrued expenses:
Management fees	189,286
Service and distribution fees	58,903
Other expenses	91,743

Total Liabilities		260,055,594

Net Assets		$921,684,476

Net assets consist of:
Capital paid in		$873,903,875
Undistributed net investment income		37,565,243
Accumulated net realized gains (losses)		(7,182,158)
Unrealized appreciation (depreciation) on investments		17,397,516

Net Assets		$921,684,476

Computation of offering price:
Class A
Net asset value and redemption price per share ($550,456,065 divided by 49,957,081 shares outstanding)		$11.02

Class B
Net asset value and redemption price per share ($170,958,435 divided by 15,727,820 shares outstanding)		$10.87

Class E
Net asset value and redemption price per share ($200,269,976 divided by 18,254,944 shares outstanding)		$10.97

Identified cost of investments		$909,851,712

Statement of Operations

Year ended December 31, 2004

Investment Income
Interest		$37,397,653 (a)

Expenses
Management fees	$1,973,303
Service and distribution fees—Class B	253,524
Service and distribution fees—Class E	257,440
Directors’ fees and expenses	23,099
Custodian	239,070
Audit and tax services	21,371
Legal	18,591
Printing	220,150
Insurance	18,009
Miscellaneous	18,658

Total expenses		3,043,215

Net Investment Income		34,354,438

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		1,267,742
Unrealized appreciation (depreciation) on:
Investments—net		(2,275,194)

Net gain (loss)		(1,007,452)

Net Increase (Decrease) in Net Assets From Operations		$33,346,986

(a)	Includes income on securities loaned of $168,005.

See accompanying notes to financial statements.

MSF-86

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$34,354,438	$26,110,538
Net realized gain (loss)	1,267,742	4,447,265
Unrealized appreciation (depreciation)	(2,275,194)	(945,644)

Increase (decrease) in net assets from operations	33,346,986	29,612,159

From Distributions to Shareholders
Net investment income
Class A	(15,454,454)	(20,418,872)
Class B	(2,294,962)	(3,275,295)
Class E	(4,599,518)	(2,932,654)

Total distributions	(22,348,934)	(26,626,821)

Increase (decrease) in net assets from capital share transactions	220,370,418	262,257,815

Total increase (decrease) in net assets	231,368,470	265,243,153

Net Assets
Beginning of the period	690,316,006	425,072,853

End of the period	$921,684,476	$690,316,006

Undistributed (Overdistributed) Net Investment Income
End of the period	$37,565,243	$22,329,887

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	14,092,053	$152,087,155	11,316,473	$124,110,819
Shares issued through acquisition	0	0	14,667,272	147,250,466
Reinvestments	1,451,122	15,454,454	1,911,879	20,418,872
Redemptions	(11,388,487)	(123,987,784)	(13,151,256)	(142,857,083)

Net increase (decrease)	4,154,688	$43,553,825	14,744,368	$148,923,074

Class B
Sales	11,166,953	$119,722,237	4,475,302	$48,528,790
Reinvestments	218,152	2,294,962	310,160	3,275,295
Redemptions	(2,507,939)	(26,951,090)	(2,082,854)	(22,374,177)

Net increase (decrease)	8,877,166	$95,066,109	2,702,608	$29,429,908

Class E
Sales	10,365,630	$111,521,521	9,030,779	$98,285,195
Reinvestments	433,508	4,599,518	275,367	2,932,654
Redemptions	(3,169,955)	(34,370,555)	(1,599,162)	(17,313,016)

Net increase (decrease)	7,629,183	$81,750,484	7,706,984	$83,904,833

Increase (decrease) derived from capital share transactions	20,661,037	$220,370,418	25,153,960	$262,257,815

See accompanying notes to financial statements.

MSF-87

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$10.93	$11.17	$10.46	$9.90	$9.45

Income From Investment Operations
Net investment income	0.46	0.45	0.47	0.54	0.63
Net realized and unrealized gain (loss) on investments	(0.02)	(0.06)	0.57	0.19	0.45

Total from investment operations	0.44	0.39	1.04	0.73	1.08

Less Distributions
Distributions from net investment income	(0.35)	(0.63)	(0.33)	(0.17)	(0.63)

Total distributions	(0.35)	(0.63)	(0.33)	(0.17)	(0.63)

Net Asset Value, End of Period	$11.02	$10.93	$11.17	$10.46	$9.90

Total Return (%)	4.1	3.6	10.2	7.4	11.4
Ratio of operating expenses to average net assets (%)	0.32	0.34	0.34	0.38	0.37
Ratio of net investment income to average net assets (%)	4.42	4.44	5.14	5.66	6.54
Portfolio turnover rate (%)	27	46	48	18	15
Net assets, end of period (000)	$550,456	$500,629	$346,774	$254,357	$145,837

	Class B					Class E
	Year ended December 31,			January 2, 2001(a) through December 31, 2001		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003	2002			2004	2003	2002
Net Asset Value, Beginning of Period	$10.79	$11.04	$10.37	$9.93		$10.89	$11.14	$10.45	$9.97

Income From Investment Operations
Net investment income	0.36	0.40	0.38	0.38		0.44	0.52	0.45	0.02
Net realized and unrealized gain (loss) on investments	0.04	(0.04)	0.61	0.23		(0.02)	(0.15)	0.57	0.46

Total from investment operations	0.40	0.36	0.99	0.61		0.42	0.37	1.02	0.48

Less Distributions
Distributions from net investment income	(0.32)	(0.61)	(0.32)	(0.17)		(0.34)	(0.62)	(0.33)	0.00

Total distributions	(0.32)	(0.61)	(0.32)	(0.17)		(0.34)	(0.62)	(0.33)	0.00

Net Asset Value, End of Period	$10.87	$10.79	$11.04	$10.37		$10.97	$10.89	$11.14	$10.45

Total Return (%)	3.8	3.4	9.9	6.1	(b)	3.9	3.5	10.1	4.8	(b)
Ratio of operating expenses to average net assets (%)	0.57	0.59	0.59	0.63	(c)	0.47	0.49	0.49	0.53	(c)
Ratio of net investment income to average net assets (%)	4.16	4.20	4.89	5.33	(c)	4.26	4.29	4.90	5.74	(c)
Portfolio turnover rate (%)	27	46	48	18		27	46	48	18
Net assets, end of period (000)	$170,958	$73,938	$45,788	$16,276		$200,270	$115,749	$32,511	$87

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-88

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—93.2% of Total Net Assets

Face Amount		Value (Note 1)

	Aerospace & Defense—0.3%
$200,000	Alliant Techsystems, Inc. 8.500%, 5/15/11	$219,000
225,000	DRS Technologies, Inc. (144A) 6.875%, 11/1/13	235,125
225,000	L-3 Communications Holdings, Inc. 7.625%, 06/15/12	246,937
175,000	Sequa Corp. 9.000%, 08/01/09	197,313

		898,375

	Airlines—0.1%
100,000	Continental Airlines, Inc. 7.250%, 11/1/05	94,103
154,872	Continental Airlines, Inc. 6.541%, 9/15/09	142,768

		236,871

	Apparel & Textiles—0.1%
200,000	Levi Strauss & Co. 7.000%, 11/01/06	210,000
50,000	Levi Strauss & Co. 11.625%, 01/15/08	52,500
225,000	Oxford Industries, Inc. 8.875%, 06/01/11	241,594

		504,094

	Asset Backed—4.2%
246,925	Airplane Pass Through Trust 10.875%, 03/15/19 (g)(i)	0
590,000	Ameriquest Mortgage Securities, Inc. 3.618%, 11/25/34 (d)	594,879
850,000	Amortizing Residential Collateral Trust 3.618%, 08/25/32 (d)	854,729
773,805	Argent NIM Trust (144A) 4.700%, 07/25/34	771,362
500,000	Asset Backed Securities Corp. 4.303%, 04/15/33 (d)	506,933
1,000,000	Bayview Financial Acquisition Trust (144A) 3.668%, 08/25/36 (d)	995,313
517,215	Bear Stearns Asset Backed Securities (144A) 5.250%, 08/25/34	515,904
800,000	Countrywide Asset Backed Certificate 3.668%, 06/25/34 (d)	800,013
505,168	Countrywide Asset Backed Certificate (144A) 5.500%, 10/25/35	504,697
501,538	Credit Suisse First Boston Mortgage Securities Corp. 3.638%, 09/25/31 (d)	503,411
175,000	Crown Castle International Corp. 7.500%, 12/01/13	188,125
967,927	First Consumers Master Trust 2.713%, 09/15/08 (d)	944,309
895,360	Green Tree Financial Corp. 7.070%, 1/15/29	951,281
840,000	Metris Master Trust 3.490%, 11/20/09 (d)	833,941
813,071	Mid-State Trust 7.340%, 07/01/35	881,409
2,000,000	Morgan Stanley ABS Capital I, Inc. (144A) 3.718%, 05/25/34 (d)	2,000,030
270,000	Novastar Home Equity Loan 4.043%, 02/25/34 (d)	276,941
500,000	Residential Asset Securities Corp. 3.518%, 04/25/32 (d)	502,553
74,677	Sail Net Interest Margin Notes (144A) 6.750%, 11/27/33	74,334

Face Amount		Value (Note 1)

	Asset Backed—(Continued)
$465,445	Sail Net Interest Margin Notes (144A) 5.500%, 03/27/34	$463,519
500,229	Sail Net Interest Margin Notes (144A) 5.000%, 04/27/34 (d)	502,358
943,886	Sail Net Interest Margin Notes (144A) 5.000%, 12/27/34	944,181
1,000,000	Varick Structured Asset Fund, Ltd. (144A) 3.540%, 11/01/35 (d) (j)	10,000

		14,620,222

	Auto Parts—0.4%
250,000	BREED Technologies, Inc. 9.250%, 04/15/08 (g)(i)	0
250,000	CSK Auto, Inc. 7.000%, 01/15/14	245,312
300,000	Dana Corp. 7.000%, 03/01/29	299,250
250,000	Eagle-Picher Industries, Inc. 9.750%, 9/1/13	250,000
250,000	Key Plastics Holdings, Inc. 10.250%, 03/15/07 (f)	313
100,000	Tenneco Automotive, Inc. 10.250%, 7/15/13	118,000
150,000	Tenneco Automotive, Inc. (144A) 8.625%, 11/15/14	156,000
201,000	TRW Automotive, Inc. 9.375%, 02/15/13	233,160

		1,302,035

	Automobiles—0.3%
925,000	DaimlerChrysler North America Holdings Corp. 4.050%, 06/04/08	923,091

	Building & Construction—0.2%
450,000	Associated Materials, Inc. 0/11.250%, 03/01/14 (e)	324,000
250,000	Collins & Aikman Floorcovering Corp. 10.000%, 01/15/07	251,650
125,000	Nortek, Inc. (144A) 8.500%, 09/01/14	130,625

		706,275

	Business Services—0.4%
175,000	Cenveo Corp. 7.875%, 12/01/13	162,750
150,000	Cenveo, Inc. 9.625%, 03/15/12	164,625
150,000	Houghton Mifflin Co. 0/11.500%, 10/15/13 (e)	110,250
125,000	Iron Mountain, Inc. 8.250%, 07/01/11	128,906
50,000	Iron Mountain, Inc. 8.625%, 04/01/13	53,125
75,000	Iron Mountain, Inc. 7.750%, 01/15/15	76,125
250,000	Iron Mountain, Inc. 6.625%, 01/01/16	233,125
200,000	R.H. Donnelley, Inc. (144A) 10.875%, 12/15/12	237,500
157,000	SITEL Corp. 9.250%, 03/15/06	158,570

		1,324,976

	Chemicals—1.1%
125,000	Applied Extrusion Technologies, Inc. 10.750%, 07/01/11	74,375
140,000	Borden Chemicals & Plastics, L.P. 9.500%, 05/01/05 (f)	4,200

See accompanying notes to schedule of investments and financial statements.

MSF-89

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Chemicals—(Continued)
$200,000	Compass Minerals Group, Inc. 10.000%, 8/15/11	$225,000
225,000	Equistar Chemicals, L.P. 10.625%, 5/1/11	261,000
275,000	Ethyl Corp. 8.875%, 05/01/10	303,875
175,000	FMC Corp. 10.250%, 11/01/09	200,812
25,000	FMC Corp. 7.750%, 07/01/11	26,438
200,000	Huntsman Advanced Materials, L.L.C. (144A) 11.000%, 07/15/10	238,000
30,000	Huntsman ICI Chemicals, L.L.C. 10.125%, 7/1/09	31,575
375,000	Huntsman International Holdings, L.L.C. 9.875%, 03/01/09	411,562
275,000	ISP Chemco, Inc. 10.250%, 07/01/11	310,750
17,000	Lyondell Chemical Co. 9.875%, 05/01/07	17,807
100,000	Lyondell Chemical Co. 9.500%, 12/15/08	108,500
150,000	Lyondell Chemical Co. 11.125%, 07/15/12	178,125
200,000	Methanex Corp. 8.750%, 08/15/12	233,500
175,000	Millennium America, Inc. 9.250%, 6/15/08	199,063
200,000	Resolution Performance Products Corp. 13.500%, 11/15/10	217,500
125,000	Resolution Performance Products, Inc. 9.500%, 04/15/10	135,313
275,000	Rhodia S.A. 7.625%, 06/01/10	275,687
50,000	Rhodia S.A. 8.875%, 06/01/11	50,375
162,000	Westlake Chemical Corp. 8.750%, 07/15/11	183,060

		3,686,517

	Collateralized Mortgage Obligations—1.6%
1,250,000	Bank of America Large Loan, Inc. (144A) 3.303%, 11/15/15 (d)	1,260,667
207,004	CMO Holdings II, Ltd. (144A) 6.500%, 8/25/05	207,727
365,075	CMO Holdings II, Ltd. (144A) 5.000%, 05/25/34 (d)	363,412
830,289	Commerce 2001 J2 (144A) 5.447%, 07/16/34	862,889
475,000	Commercial Mortgage Asset Trust 7.350%, 1/17/32	559,571
552,551	Commercial Mortgage Pass-Through Certificate (144A) 3.403%, 11/15/15 (d)	556,181
11,803,687	First Union National Bank Commercial Mortgage 0.533%, 05/17/32 (d)(h)	348,637
1,250,000	Merit Securities Corp. (144A) 3.920%, 09/28/32 (d)	1,211,134

		5,370,218

	Communications Services—1.0%
200,000	Advanstar Communications, Inc. 10.750%, 8/15/10	225,750
83,000	American Tower Corp. 9.375%, 02/01/09	87,773
150,000	American Tower Corp. 7.500%, 05/01/12	157,500
80,000	American Tower Escrow Zero Coupon, 8/1/08	59,800
250,000	Centennial Communications Corp. 10.125%, 6/15/13	280,625

Face Amount		Value (Note 1)

	Communications Services—(Continued)
$325,000	Centennial Communications Corp. 8.125%, 2/1/14	$333,937
25,000	Crown Castle International Corp. 9.375%, 8/1/11	28,000
225,000	Crown Castle International Corp. 10.750%, 08/01/11	244,125
600,000	Lucent Technologies, Inc. 6.450%, 3/15/29	543,000
100,000	Muzak, L.L.C. 10.000%, 02/15/09	93,125
150,000	Muzak, L.L.C. 9.875%, 03/15/09	104,813
275,000	Qwest Services Corp. (144A) 14.000%, 12/15/10 (d)	330,687
250,000	Qwest Services Corp. (144A) 9.125%, 03/15/12 (d)	288,750
325,000	Qwest Services Corp. (144A) 14.500%, 12/15/14 (d)	411,125
300,000	SBA Communications Corp. 0/9.750%, 12/15/11 (e)	252,750
150,000	SpectraSite, Inc. 8.250%, 05/15/10	160,125

		3,601,885

	Computers & Business Equipment—0.1%
150,000	Interface, Inc. 7.300%, 04/01/08	153,375
225,000	Seagate Technology HDD Holdings 8.000%, 5/15/09	243,000

		396,375

	Construction Materials—0.1%
400,000	KI Holdings, Inc. (144A) 0/9.875%, 11/15/14 (e)	256,000

	Containers & Glass—0.8%
250,000	Anchor Glass Container Corp. 11.000%, 2/15/13	267,500
325,000	Berry Plastics Corp. 10.750%, 07/15/12	372,125
300,000	Jefferson Smurfit Corp. 8.250%, 10/01/12	327,000
225,000	Owens-Brockway Glass Container, Inc. 7.750%, 05/15/11	243,562
275,000	Owens-Illinois, Inc. 7.350%, 05/15/08	288,750
375,000	Plastipak Holdings, Inc. 10.750%, 9/1/11	421,875
125,000	Pliant Corp. 11.125%, 09/01/09	136,250
275,000	Radnor Holdings Corp. 11.000%, 03/15/10	235,813
75,000	Stone Container Corp. 9.750%, 02/01/11	82,125
250,000	Tekni-Plex, Inc. (144A) 8.750%, 11/15/13	248,750

		2,623,750

	Cosmetics & Personal Care—0.1%
225,000	General Nutrition Centers, Inc. 8.500%, 12/1/10	212,625
225,000	Jafra Cosmetics International, Inc. 10.750%, 05/15/11	254,250

		466,875

See accompanying notes to schedule of investments and financial statements.

MSF-90

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Drugs & Health Care—0.7%
$225,000	aaiPharma, Inc. 12.000%, 04/01/10 (d)	$168,187
225,000	Extendicare Health Services, Inc. 9.500%, 07/01/10	252,000
200,000	Vicar Operating, Inc. 9.875%, 12/01/09	219,000
925,000	Wyeth 5.500%, 03/15/13 (d)	961,374
825,000	Wyeth (144A) 6.950%, 03/15/11 (d)	928,918

		2,529,479

	Electrical Utilities—2.1%
75,000	AES Corp. 9.500%, 06/01/09	85,313
200,000	AES Corp. 9.375%, 09/15/10	232,500
150,000	AES Corp. 7.750%, 03/01/14	162,750
975,000	Appalachian Power Co. 5.950%, 05/15/33	985,088
50,000	Calpine Corp. 7.875%, 04/01/08	40,750
350,000	Calpine Corp. (144A) 8.500%, 07/15/10	300,125
40,000	Calpine Corp. (144A) 8.750%, 07/15/13	33,000
150,000	Calpine Generating Co., L.L.C. 11.169%, 04/01/11 (d)	146,625
900,000	Duke Energy Co. 4.200%, 10/01/08	906,862
475,000	Edison Mission Energy 9.875%, 04/15/11	562,875
200,000	El Paso Energy Corp. 7.875%, 06/15/12	209,250
75,000	El Paso Energy Corp. 7.800%, 08/01/31	72,000
475,000	El Paso Energy Corp. 7.750%, 01/15/32	454,812
325,000	Mirant Americas Generation, L.L.C. 9.125%, 05/01/31	338,813
550,000	NRG Energy, Inc. (144A) 8.000%, 12/15/13	599,500
850,000	Pinnacle West Capital Corp. 6.400%, 4/1/2006	874,803
425,000	Reliant Resources, Inc. 9.500%, 07/15/13	482,906
50,000	Williams Cos., Inc. 7.125%, 09/01/11	54,625
100,000	Williams Cos., Inc. 7.625%, 07/15/19	110,000
125,000	Williams Cos., Inc. 7.875%, 09/01/21	139,375
325,000	Williams Cos., Inc. 8.750%, 03/15/32	373,344

		7,165,316

	Energy—0.3%
300,000	Allegheny Energy Supply Co., L.L.C. (144A) 10.250%, 11/15/07	340,500
250,000	Dynegy Holdings, Inc. 7.125%, 05/15/18	222,813
575,000	Dynegy Holdings, Inc. 7.625%, 10/15/26	499,531
50,000	Dynegy Holdings, Inc. (144A) 9.875%, 7/15/10	55,875

		1,118,719

	Environmental Control—0.1%
75,000	Allied Waste North America, Inc. 8.875%, 4/1/08	80,250
275,000	Allied Waste North America, Inc. 9.250%, 9/1/12	297,687
150,000	Allied Waste North America, Inc. 7.375%, 4/15/14	143,625
250,000	Safety-Kleen Services, Inc. 9.250%, 06/01/08 (g)	313

		521,875

Face Amount		Value (Note 1)

	Federal Agencies—28.5%
$221	Federal Home Loan Mortgage Corp. 11.565%, 06/15/21 (d)(h)	$427
22,600,000	Federal Home Loan Mortgage Corp. 5.000%, TBA	22,437,551
6,000,000	Federal Home Loan Mortgage Corp. 5.500%, TBA	6,093,750
9,554	Federal National Mortgage Association 10.400%, 04/25/19	10,666
363,747	Federal National Mortgage Association 8.500%, 08/01/19	401,973
43,630	Federal National Mortgage Association 6.500%, 03/01/26	45,898
8,618	Federal National Mortgage Association 7.000%, 05/01/26	9,164
15,417	Federal National Mortgage Association 8.000%, 08/01/27	16,777
14,205	Federal National Mortgage Association 7.500%, 12/01/29	15,164
28,270	Federal National Mortgage Association 7.500%, 06/01/30	30,186
24,100	Federal National Mortgage Association 7.500%, 08/01/30	25,722
125,932	Federal National Mortgage Association 7.500%, 11/01/30	134,935
36,633	Federal National Mortgage Association 7.500%, 01/01/31	39,099
629,100	Federal National Mortgage Association 8.000%, 01/01/31	683,861
13,730	Federal National Mortgage Association 7.500%, 02/01/31	14,712
15,355	Federal National Mortgage Association 7.500%, 03/01/31	16,388
8,100,000	Federal National Mortgage Association 4.500%, TBA	7,826,625
14,375,000	Federal National Mortgage Association 5.000%, TBA	14,258,203
25,000,000	Federal National Mortgage Association 5.500%, TBA	25,375,000
10,000,000	Federal National Mortgage Association 6.000%, TBA	10,337,500
10,000,000	Federal National Mortgage Association 6.500%, TBA	10,484,380

		98,257,981

	Finance & Banking—2.2%
125,000	Affinia Group, Inc. (144A) 9.000%, 11/30/14	130,312
1,425,000	Bank of America Corp. 4.250%, 10/01/10	1,421,346
100,000	Borden Finance Corp. (144A) 9.000%, 7/15/14	111,000
1,175,000	CIT Group, Inc. 7.750%, 04/02/12	1,390,852
1,100,000	Ford Motor Credit Co. 7.875%, 06/15/10	1,211,936
1,225,000	Household Finance Corp. 6.375%, 11/27/12	1,353,482
600,000	Independence Community Bank Corp. 3.500%, 06/20/13 (d)	578,237

See accompanying notes to schedule of investments and financial statements.

MSF-91

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Finance & Banking—(Continued)
$1,135,000	Standard Chartered Bank (144A) 8.000%, 5/30/31	$1,444,577

		7,641,742

	Financial Services—3.2%
47,286	Ahold Lease USA, Inc. 7.820%, 01/02/20	51,306
118,000	Alamosa Delaware, Inc. 0/12.000%, 07/31/09 (e)	128,030
146,000	Alamosa Delaware, Inc. 11.000%, 07/31/10	171,915
150,000	Athena Neuro Finance, L.L.C. 7.250%, 2/21/08	156,750
700,000	Capital One Financial Corp. 7.250%, 5/1/06	733,797
1,425,000	Countrywide Funding Corp. 4.000%, 3/22/11	1,385,470
1,700,000	General Electric Capital Corp. 6.000%, 6/15/12	1,853,063
1,325,000	General Motors Acceptance Corp. 6.875%, 9/15/11	1,357,851
1,400,000	International Lease Finance Corp. 4.375%, 11/01/09	1,403,115
875,000	Lombardy Region 5.804%, 10/25/32	930,222
900,000	MBNA Corp. 4.625%, 09/15/08	914,088
580,000	Novastar Finance, Inc. 3.393%, 06/25/34 (d)	578,693
425,000	United Industries Corp. (144A) 9.875%, 4/1/09	444,656
1,000,000	WMC Finance USA 5.125%, 05/15/13	997,112

		11,106,068

	Food & Beverages—0.7%
125,000	Del Monte Corp. 9.250%, 05/15/11	136,875
100,000	Del Monte Corp. 8.625%, 12/15/12	112,000
125,000	Friendly Ice Cream Corp. 8.375%, 6/15/12	122,656
200,000	Hines Nurseries, Inc. 10.250%, 10/01/11	218,500
360,000	Kraft Foods, Inc. 5.625%, 11/01/11	381,219
29,952	Nutritional Sourcing Corp. 10.125%, 8/1/09	20,966
150,000	Pilgrim’s Pride Corp. 9.250%, 11/15/13	168,000
225,000	Pinnacle Foods Holding Corp. (144A) 8.250%, 12/01/13	214,313
400,000	Safeway, Inc. 7.250%, 02/01/31	458,488
275,000	Sbarro, Inc. 11.000%, 09/15/09	277,750
150,000	Swift & Co. 10.125%, 10/01/09	167,250
105,922	Vlassic Foods, Inc. 0.010%, 01/01/49 (g)	9,533

		2,287,550

	Foreign Government—7.2%
4,450,000	Bundes Republic of Deutschland 5.250%, 01/04/11, (EUR)	6,686,602
5,600,000	Federal Republic of Germany 4.250%, 02/15/08, (EUR)	7,913,515
21,400,000	Kingdom of Sweden 4.000%, 12/01/09, (SEK)	3,303,502

Face Amount		Value (Note 1)

	Foreign Government—(Continued)
$4,400,000	Republic of Finland 5.750%, 02/23/11, (EUR)	$6,786,342

		24,689,961

	Forest Products & Paper—0.2%
150,000	Appleton Papers, Inc. 9.750%, 06/15/14	165,750
125,000	Bowater, Inc. 6.500%, 06/15/13	125,018
200,000	Buckeye Technologies, Inc. 9.250%, 9/15/08	200,000
75,000	Buckeye Technologies, Inc. 8.000%, 10/15/10	75,000
250,000	Newark Group, Inc. 9.750%, 03/15/14	266,250

		832,018

	Gas & Oil—1.6%
225,000	BRL Universal Equipment 8.875%, 02/15/08	236,531
425,000	Chesapeake Energy Corp. (144A) 6.375%, 6/15/15	436,687
375,000	Devon Financing Corp. 6.875%, 09/30/11	424,709
750,000	Entergy Gulf Systems, Inc. 6.200%, 7/1/33	752,018
275,000	Exco Resources, Inc. 7.250%, 01/15/11	294,250
325,000	Forest Oil Corp. 8.000%, 12/15/11	371,313
225,000	Hanover Compressor Co. Zero Coupon, 3/31/07	195,750
260,000	Magnum Hunter Resources, Inc. 9.600%, 3/15/12	295,100
925,000	Nexen, Inc. 5.050%, 11/20/13	918,617
250,000	Plains Exploration & Production Co. 7.125%, 06/15/14	272,500
275,000	Stone Energy Corp. 8.250%, 12/15/11	297,000
935,000	Valero Energy Corp. 4.750%, 06/15/13	923,638
125,000	Vintage Petroleum, Inc. 7.875%, 05/15/11	133,125

		5,551,238

	Health Care—1.3%
275,000	Ameripath, Inc. 10.500%, 04/01/13	292,188
275,000	Eye Care Centers of America, Inc. 9.125%, 05/01/08	275,000
275,000	Genesis Healthcare Corp. 8.000%, 10/15/13	298,375
125,000	HCA, Inc. 6.375%, 01/15/15	125,506
900,000	Humana, Inc. 6.300%, 08/01/18	923,090
225,000	IASIS Healthcare, L.L.C. 8.750%, 6/15/14	245,250
125,000	Icon Health & Fitness, Inc. 11.250%, 4/1/12	105,000
150,000	Insight Health Services Corp. 9.875%, 11/1/11	151,500
225,000	Medical Device Manufacturing, Inc. (144A) 10.000%, 07/15/12	242,438
200,000	Psychiatric Solutions, Inc. 10.625%, 6/15/2013	231,500
325,000	Tenet Healthcare Corp. 7.375%, 02/01/13	315,250
125,000	Tenet Healthcare Corp. 6.875%, 11/15/31	106,562

See accompanying notes to schedule of investments and financial statements.

MSF-92

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Health Care—(Continued)
$50,000	Tenet Healthcare Corp. (144A) 9.875%, 7/1/14	$54,500
300,000	VWR International, Inc. (144A) 8.000%, 4/15/14	320,250
860,000	Wellpoint Health Networks, Inc. 6.375%, 1/15/12	947,311

		4,633,720

	Hotels & Restaurants—0.6%
75,000	Chumash Casino & Resort Enterprises 9.000%, 07/15/10 (d)	83,063
125,000	Gaylord Entertainment Co. (144A) 6.750%, 11/15/14	125,625
70,000	HMH Properties, Inc. 7.875%, 08/01/08	71,925
75,000	Host Marriot, L.P. 8.375%, 02/15/06	78,375
100,000	Host Marriot, L.P. 9.500%, 01/15/07	109,500
325,000	Inn of the Mountain Gods Resort 12.000%, 11/15/10	380,250
250,000	John Q Hammons Hotels, L.P. 8.875%, 5/15/12	282,500
225,000	Park Place Entertainment Corp. 9.375%, 2/15/07	248,062
50,000	Park Place Entertainment Corp. 8.125%, 5/15/11	57,750
225,000	Sun International Hotels, Ltd. 8.875%, 8/15/11	245,812
225,000	Turning Stone Casino Resort Enterprise (144A) 9.125%, 12/15/10	243,563
125,000	Venetian Casino Resort, L.L.C. 11.000%, 6/15/10	142,656

		2,069,081

	Household Appliances & Home Furnishings—0.3%
390,000	Home Interiors & Gifts, Inc. 10.125%, 6/1/08	321,750
225,000	Sealy Mattress Co. 8.250%, 06/15/14	238,500
250,000	Simmons Bedding Co. 7.875%, 01/15/14	258,750
163,000	Tempur-Pedic, Inc. 10.250%, 08/15/10	187,450
86,000	Windmere-Durable Holdings, Inc. 10.000%, 7/31/08	85,570

		1,092,020

	Industrial Machinery—0.2%
100,000	Blount International, Inc. 8.875%, 8/1/12	108,500
125,000	Brand Services, Inc. 12.000%, 10/15/12	140,000
25,000	Case New Holland, Inc. (144A) 9.250%, 8/1/11	27,813
50,000	Dresser-Rand Group, Inc. (144A) 7.375%, 11/1/14	51,000
150,000	Flowserve Corp. 12.250%, 08/15/10	165,750
100,000	NMHG Holding Co. 10.000%, 05/15/09	110,500
225,000	Terex Corp. 10.375%, 04/01/11	252,000

		855,563

Face Amount		Value (Note 1)

	Industrials—0.1%
$250,000	Sensus Metering Systems, Inc. 8.625%, 12/15/13	$256,250

	Investment Brokerage—0.5%
875,000	JPMorgan Chase & Co. 6.625%, 03/15/12	979,402
625,000	Morgan Stanley Dean Witter & Co. 6.600%, 4/1/12	697,073

		1,676,475

	Iron & Steel—0.0%
150,000	Alaska Steel Corp. 7.875%, 02/15/09	152,813

	Leisure—0.7%
300,000	Argosy Gaming Co. 7.000%, 01/15/14	331,500
300,000	Boyd Gaming Corp. 6.750%, 04/15/14	314,250
225,000	Herbst Gaming, Inc. 8.125%, 06/01/12	240,750
475,000	MGM Mirage, Inc. 6.750%, 09/01/12	499,937
250,000	Pinnacle Entertainment, Inc. 8.750%, 10/1/13	270,625
225,000	Seneca Gaming Corp. 7.250%, 05/01/12	236,813
125,000	Six Flags, Inc. 9.750%, 04/15/13	126,875
25,000	Six Flags, Inc. 9.625%, 06/01/14	25,125
300,000	Station Casinos, Inc. 6.875%, 03/01/16	312,375

		2,358,250

	Media—2.2%
825,000	AOL Time Warner, Inc. 7.625%, 04/15/31	998,053
315,105	Avalon Cable, L.L.C. 0/11.875%, 12/01/08 (e)	328,891
350,000	Cablevision Systems Corp. (144A) 6.669%, 04/01/09 (d)	371,000
350,000	Cablevision Systems Corp. (144A) 8.000%, 4/15/12	373,625
225,000	Cadmus Communications Corp. 8.375%, 6/15/14	244,969
250,000	CBD Media Holdings, L.L.C. (144A) 9.250%, 07/15/12	257,187
50,000	Charter Communication Holdings, L.L.C. 8.625%, 04/01/09	43,375
625,000	Charter Communication Holdings, L.L.C. 10.000%, 04/01/09	562,500
200,000	Charter Communication Holdings, L.L.C. 0/11.750%, 01/15/10 (e)	186,500
200,000	Charter Communication Holdings, L.L.C. 10.250%, 01/15/10	175,500
275,000	Charter Communication Holdings, L.L.C. 0/11.750%, 05/15/11 (e)	202,125
70,000	Charter Communication Holdings, L.L.C. 10.000%, 05/15/11	59,850
75,000	Charter Communication Holdings, L.L.C. 0/12.125%, 01/15/12 (e)	51,000
350,000	Cinemark, Inc. 0/9.750%, 03/15/14 (e)	264,250
100,000	CSC Holdings, Inc. 10.500%, 05/15/16	113,500
244,000	Dex Media West, L.L.C. 9.875%, 08/15/13	281,210

See accompanying notes to schedule of investments and financial statements.

MSF-93

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Media—(Continued)
$225,000	Dex Media West, L.L.C. 0/9.000%, 11/15/13 (e)	$176,344
225,000	DIRECTV Holdings, L.L.C. 8.375%, 3/15/13	252,281
250,000	Insight Midwest, L.P. 10.500%, 11/01/10	273,750
150,000	Interep National Radio Sales, Inc. 10.000%, 07/01/08	113,063
250,000	Lodgenet Entertainment Corp. 9.500%, 6/15/13	276,250
25,000	Loews Cineplex Entertainment Corp. (144A) 9.000%, 08/01/14	27,063
225,000	Nextmedia Operating, Inc. 10.750%, 7/1/11	252,000
200,000	Radio One, Inc. 8.875%, 07/01/11	217,750
175,000	Rainbow National Services, L.L.C. (144A) 10.375%, 09/01/14	197,312
850,000	The Walt Disney Co. 6.375%, 03/01/12	946,619
250,000	Young Broadcasting, Inc. 10.000%, 3/1/11	266,875

		7,512,842

	Metals—0.2%
225,000	Imco Recycling, Inc. 10.375%, 10/15/10	255,375
25,000	Imco Recycling, Inc. (144A) 9.000%, 11/15/14	26,000
375,000	Mueller Holdings, Inc. 0/14.750%, 04/15/14 (e)	256,875

		538,250

	Real Estate—0.4%
850,000	Boston Properties, L.P. (REIT) 6.250%, 1/15/13	922,198
6,000	Felcor Lodging, L.P. (REIT) 10.000%, 09/15/08 (d)	6,293
225,000	Felcor Lodging, L.P. (REIT) 0/9.000%, 06/01/11 (e)	254,812
75,000	Meristar Hospitality Operating Partnership, L.P. (REIT) 10.500%, 6/15/09	81,750
150,000	Meristar Hospitality Operating Partnership, L.P. (REIT) 9.125%, 1/15/11	162,000

		1,427,053

	Retail—0.5%
250,000	Doane Pet Care Co. 9.750%, 05/15/07	246,250
50,000	Doane Pet Care Co. 10.750%, 03/01/10	53,500
225,000	Finlay Fine Jewelry Corp. 8.375%, 6/1/12	243,000
75,000	Leslie’s Poolmart, Inc. 10.375%, 7/15/08	79,594
350,000	NEBCO Evans Holdings Co. 0/12.375%, 07/15/07 (e)(g)(i)	0
125,000	PETCO Animal Supplies, Inc. 10.750%, 11/1/11	146,250
125,000	Rite Aid Corp. 11.250%, 07/01/08	135,625
800,000	The Limited, Inc. 6.950%, 03/01/33	870,290

		1,774,509

Face Amount		Value (Note 1)

	Semiconductors—0.1%
$125,000	Amkor Technologies, Inc. 9.250%, 2/15/08	$127,813
175,000	Amkor Technologies, Inc. 10.500%, 5/1/09	175,000
50,000	Amkor Technologies, Inc. 7.125%, 3/15/11	47,000

		349,813

	Telecommunications—1.1%
775,000	AT&T Broadband Corp. 8.375%, 03/15/13	955,649
400,000	AT&T Wireless Services, Inc. 8.750%, 3/1/31	539,325
50,000	Mediacom Broadband, L.L.C. 9.500%, 1/15/13	50,187
175,000	Mediacom Broadband, L.L.C. 11.000%, 7/15/13	188,125
250,000	Nextel Communications, Inc. 6.875%, 10/31/13	271,250
450,000	Nextel Communications, Inc. 7.375%, 8/1/15	495,000
100,000	Panamsat Corp. (144A) 9.000%, 08/15/14 (f)	111,625
825,000	Sprint Capital Corp. 6.900%, 05/01/19	922,919
50,000	Ubiquitel Operating Co. 9.875%, 03/01/11	56,125
175,000	Ubiquitel Operating Co. (144A) 9.875%, 3/1/11	196,438
75,000	Western Wireless Corp. 9.250%, 07/15/13	81,563

		3,868,206

	Transportation—0.2%
200,000	Holt Group, Inc. 9.750%, 01/15/06 (i)	0
675,000	Union Pacific Corp. 3.625%, 06/01/10	649,548

		649,548

	U.S. Treasury—7.7%
200,000	United States Treasury Bonds 6.125%, 11/15/27	233,586
910,000	United States Treasury Bonds 5.500%, 8/15/28	984,933
2,000,000	United States Treasury Bonds 5.250%, 11/15/28	2,096,250
1,000,000	United States Treasury Bonds 6.125%, 8/15/29	1,174,062
125,000	United States Treasury Bonds 5.375%, 2/15/31	135,166
8,500,000	United States Treasury Notes 3.125%, 4/15/09	8,371,174
8,805,000	United States Treasury Notes 4.000%, 2/15/14	8,683,588
4,790,000	United States Treasury Notes 4.250%, 8/15/14	4,800,667

		26,479,426

See accompanying notes to schedule of investments and financial statements.

MSF-94

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Yankee—19.5%
$175,000	Abitibi Consolidated, Inc. 8.550%, 8/1/10	$189,656
500,000	Aries Vermogensverwaltungs (144A) 9.600%, 10/25/14	615,000
350,000	BCP Caylux Holdings, S.C.A. (144A) 9.625%, 06/15/14	394,625
175,000	Bowater Canada Finance Corp. 7.950%, 11/15/11	188,575
348,767	CanWest Media, Inc. (144A) 8.000%, 9/15/12	374,053
650,000	Corporacion Andina de Fomento 6.875%, 3/15/12	730,463
955,000	Domtar, Inc. 5.375%, 12/01/13	945,505
4,005,920	Federative Republic of Brazil 3.125%, 04/15/12 (d)	3,820,846
4,907,753	Federative Republic of Brazil 8.000%, 04/15/14 (d)	5,024,557
3,000,000	Federative Republic of Brazil 10.500%, 7/14/14	3,555,000
835,000	Federative Republic of Brazil 10.125%, 5/15/27	950,648
1,230,000	Federative Republic of Brazil 12.250%, 3/6/30	1,623,600
1,925,000	Federative Republic of Brazil 11.000%, 8/17/40	2,284,013
1,675,000	Government of Russia 11.000%, 07/24/18	2,351,784
114,000	Ispat Inland ULC 9.750%, 04/01/14	140,790
150,000	Jean Coutu Group, Inc. (144A) 8.500%, 8/1/14	153,750
250,000	JSG Funding, Plc. 9.625%, 10/01/12	278,750
902,647	Kingdom of Morocco 2.781%, 01/01/09 (d)	882,337
200,000	Norske Skog Canada, Ltd. 8.625%, 6/15/11	214,500
1,675,000	Pemex Petroleos Mexicanos 9.500%, 9/15/27	2,102,125
200,000	Petronas Capital, Ltd. (144A) 7.000%, 5/22/12	229,106
900,000	Precision Drilling Corp. 5.625%, 6/1/14	937,158
1,975,000	Republic of Argentina 0/6.000%, 03/31/23 (e)	1,120,813
250,000	Republic of Argentina 2.313%, 03/31/23 (g)	140,000
400,000	Republic of Bulgaria 8.250%, 01/15/15	503,000
500,000	Republic of Columbia 10.000%, 01/23/12	577,500
500,000	Republic of Columbia 10.750%, 01/15/13	597,500
300,000	Republic of Columbia 8.125%, 05/21/24	291,000
310,000	Republic of Columbia 8.375%, 02/15/27	300,700
625,000	Republic of Columbia 10.375%, 01/28/33	721,875
1,625,000	Republic of Ecuador 12.000%, 11/15/12	1,657,500
425,000	Republic of Ecuador 8.000%, 08/15/30 (d)	367,200
575,000	Republic of Malaysia 7.500%, 07/15/11	671,734
385,000	Republic of Panama 9.625%, 02/08/11	454,300
550,000	Republic of Panama 9.375%, 01/16/23	635,250
1,075,000	Republic of Peru 9.125%, 02/21/12	1,252,375
225,000	Republic of Peru 9.875%, 02/06/15	275,625
650,000	Republic of Peru 4.500%, 03/07/17 (d)	604,500
440,000	Republic of Peru 5.000%, 03/07/17 (d)	420,200
1,050,000	Republic of Philippines 8.375%, 03/12/09	1,103,812

Face Amount		Value (Note 1)

	Yankee—(Continued)
$1,150,000	Republic of Philippines 10.625%, 3/16/25	$1,227,625
525,000	Republic of South Africa 6.500%, 6/2/14	574,875
500,000	Republic of Turkey 9.000%, 06/30/11	571,250
550,000	Republic of Turkey 11.500%, 01/23/12	706,750
1,015,000	Republic of Turkey 11.000%, 01/14/13	1,291,587
450,000	Republic of Turkey 11.875%, 01/15/30	648,000
550,000	Republic of Venezeula 8.500%, 10/08/14	583,000
900,000	Republic of Venezuela 5.375%, 08/07/10	845,100
1,875,000	Republic of Venezuela 10.750%, 09/19/13	2,245,312
200,000	Republic of Venezuela 9.250%, 09/15/27	211,000
8,670,000	Russian Federation 5/7.500%, 03/31/30 (e)	8,899,755
275,000	Smurfit Capital 7.500%, 11/20/25	273,625
900,000	Telecom Italia Capital (144A) 4.000%, 1/15/10	882,439
350,000	Ukraine Government International Bond 6.875%, 03/04/11	360,063
325,000	Ukraine Government International Bond 7.650%, 06/11/13	345,361
1,675,000	United Mexican States 6.375%, 01/16/13	1,783,875
2,039,000	United Mexican States 5.875%, 01/15/14	2,088,955
1,200,000	United Mexican States 6.625%, 03/03/15	1,288,800
1,075,000	United Mexican States 8.125%, 12/30/19	1,261,513
625,000	United Mexican States 8.300%, 08/15/31	732,500
815,000	United Utilities, Plc. 4.550%, 06/19/18	746,622
49,000	Yell Finance BV 0/13.500%, 08/01/11 (e)	48,143

		67,297,875

	Total Bonds & Notes (Identified Cost $311,718,734)	321,611,200

Common Stocks—0.4%
Shares

	Commercial Services & Supplies—0.0%
8,621	Continental AFA Dispensing Co. (f)	47,415

	Communications Equipment—0.1%
4,644	SpectraSite, Inc. (b)	268,888

	Diversified Telecommunication Services—0.2%
7,093	NTL, Inc. (b)	517,505
9,846	Telewest Global, Inc. (b)	173,093

		690,598

	Media—0.1%
36,797	UnitedGlobalCom, Inc. (Class A) (b)	355,459

	Total Common Stocks (Identified Cost $1,187,991)	1,362,360

See accompanying notes to schedule of investments and financial statements.

MSF-95

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2004

Preferred Stocks—0.1%

Shares		Value (Note 1)

	Diversified Financial Services—0.0%
840	TCR Holdings (Class B) (b)	$1
462	TCR Holdings (Class C) (b)(i)	0
1,219	TCR Holdings (Class D) (b)	1
2,521	TCR Holdings (Class E) (b)	3

		5

	Wireless Telecommunication Services—0.1%
374	Alamosa Holdings, Inc.	350,438

	Total Preferred Stocks (Identified Cost $110,256)	350,443

Units—0.0%

	Thrifts & Mortgage Finance—0.0%
229,692	ContiFinancial Corp. (Liquidating Unit Trust) (f)	4,594

	Total Units (Identified Cost $0)	4,594

Warrants—0.0%

	Communications Equipment—0.0%
80	American Tower Corp. (144A) (b)	18,440

	Wireless Telecommunication Services—0.0%
125	Leap Wireless International, Inc. (144A) (b)(i)	0

	Yankee—0.0%
3,750	Republic of Venezuela (b)(j)	0

	Total Warrants (Identified Cost $45,510)	18,440

Short Term Investments—32.6%
Face Amount		Value (Note 1)

	Commercial Paper—18.2%
$8,640,000	Chariot Funding, L.L.C. 2.340%, 01/13/05	$8,633,261
5,177,000	Chesham Lyall Holdings, Plc. 2.350%, 1/13/05	5,172,945
4,315,000	DaimlerChrysler North America Holdings Corp. 2.460%, 01/13/05	4,311,462
4,315,000	Four Winds Funding Corp. 2.460%, 1/13/05	4,311,462
8,640,000	Galleon Capital Corp. 2.340%, 01/12/05	8,633,822
8,640,000	Hannover Funding Co. 2.360%, 01/13/05	8,633,203
8,639,000	Market Street Funding Corp. (144A) 2.340%, 01/13/05	8,632,262
8,640,000	MICA Funding, L.L.C. 2.350%, 01/12/05	8,633,796
5,948,000	Surrey Funding Corp. 2.330%, 01/13/05	5,943,380

		62,905,593

	Repurchase Agreement—14.4%
49,525,000	UBS TRI-Party Repurchase Agreement dated 12/31/04 at 2.150% to be repurchased at $49,533,873 on 01/03/05, collateralized by $42,273,000 Federal National Mortgage Association 6.625% due 11/15/30 with a value of $50,262,597	49,525,000

	Total Short Term Investments (Identified Cost $112,430,593)	112,430,593

	Total Investments—126.3% (Identified Cost $425,493,084) (a)	435,777,630
	Other assets less liabilities	(90,613,846)

	Total Net Assets—100%	$345,163,784

Forward Contracts

Forward Curreny Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Total Value	Unrealized Appreciation/ (Depreciation)
Euro (purchased)	02/24/05	11,406,291	$14,890,000	$15,448,676	$558,676
Euro (purchased)	02/24/05	5,000,000	6,501,050	6,771,998	270,948
Euro (purchased)	02/24/05	5,068,406	6,609,454	6,864,646	255,192
Euro (sold)	02/24/05	21,421,672	27,963,850	29,013,504	(1,049,654)
Euro (sold)	02/24/05	8,660,264	11,470,000	11,729,458	(259,458)
Euro (sold)	02/24/05	8,632,467	11,500,000	11,691,810	(191,810)
Swedish Krona (sold)	02/24/05	24,231,600	3,600,000	3,634,780	(34,780)

Net Unrealized Depreciation					$(450,886)

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2004	Unrealized Appreciation
U.S. Treasury Bonds Futures	3/21/2005	92	$10,282,146	$10,350,000	$67,854
Futures Contracts Short
U.S. Treasury Notes 2 Year Futures	3/21/2005	(71)	(14,892,101)	(14,881,156)	10,945
U.S. Treasury Notes 5 Year Futures	3/21/2005	(266)	(29,231,440)	(29,135,313)	96,127
U.S. Treasury Notes 10 Year Futures	3/21/2005	(101)	(11,357,042)	(11,305,688)	51,354

Net Unrealized Appreciation					$226,280

See accompanying notes to schedule of investments and financial statements.

MSF-96

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$386,252,630
Investment in repurchase agreements		49,525,000
Cash		16,668
Foreign cash at value (Identified cost $1,319,502)		1,356,780
Receivable for:
Fund shares sold		1,791,132
Accrued interest		4,319,815

Total Assets		443,262,025
Liabilities
Payable for:
Fund shares redeemed	$327,893
Securities purchased	97,008,377
Open forward currency contracts—net	450,886
Futures variation margin	5,219
Accrued expenses:
Management fees	186,237
Service and distribution fees	25,157
Deferred directors fees	16,932
Other expenses	77,540

Total Liabilities		98,098,241

Net Assets		$345,163,784

Net assets consist of:
Capital paid in		$316,707,826
Undistributed net investment income		11,956,037
Accumulated net realized gains (losses)		6,326,459
Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency		10,173,462

Net Assets		$345,163,784

Computation of offering price:
Class A
Net asset value and redemption price per share ($164,213,196 divided by 12,595,129 shares outstanding)		$13.04

Class B
Net asset value and redemption price per share ($36,345,599 divided by 2,798,417 shares outstanding)		$12.99

Class E
Net asset value and redemption price per share ($144,604,989 divided by 11,125,766 shares outstanding)		$13.00

Identified cost of investments		$425,493,084

Statement of Operations

Year ended December 31, 2004

Investment Income
Interest		$13,713,605

Expenses
Management fees	$1,951,356
Service and distribution fees—Class B	31,296
Service and distribution fees—Class E	195,082
Directors’ fees and expenses	24,205
Custodian	217,464
Audit and tax services	25,121
Legal	7,344
Printing	85,964
Insurance	5,520
Miscellaneous	2,942

Total expenses		2,546,294

Net Investment Income		11,167,311

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	8,742,502
Futures contracts—net	(1,107,195)
Foreign currency transactions—net	(580,588)	7,054,719

Unrealized appreciation (depreciation) on:
Investments—net	856,687
Futures contracts—net	356,158
Foreign currency transactions—net	302,155	1,515,000

Net gain (loss)		8,569,719

Net Increase (Decrease) in Net Assets From Operations		$19,737,030

See accompanying notes to financial statements.

MSF-97

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Statement of Changes in Net Assets

	Year ended December 30, 2004	Year ended December 31, 2003
From Operations
Net investment income	$11,167,311	$8,913,349
Net realized gain (loss)	7,054,719	5,807,993
Unrealized appreciation (depreciation)	1,515,000	7,538,541

Increase (decrease) in net assets from operations	19,737,030	22,259,883

From Distributions to Shareholders
Net investment income
Class A	(4,722,566)	(2,876,715)
Class B	(18,942)	(105)
Class E	(3,832,724)	(839,597)

Total distributions	(8,574,232)	(3,716,417)

Increase (decrease) in net assets from capital share transactions	84,158,016	83,214,708

Total increase (decrease) in net assets	95,320,814	101,758,174

Net Assets
Beginning of the period	249,842,970	148,084,796

End of the period	$345,163,784	$249,842,970

Undistributed (Overdistributed) Net Investment Income
End of the period	$11,956,037	$9,301,470

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	3,067,925	$38,773,578	4,673,180	$56,354,490
Reinvestments	384,887	4,722,566	245,035	2,876,715
Redemptions	(3,034,308)	(38,149,788)	(3,411,367)	(41,120,318)

Net increase (decrease)	418,504	$5,346,356	1,506,848	$18,110,887

Class B
Sales	3,102,534	$38,776,362	22,627	$276,881
Reinvestments	1,545	18,942	9	105
Redemptions	(326,958)	(4,063,471)	(1,532)	(18,788)

Net increase (decrease)	2,777,121	34,731,833	21,104	$258,198

Class E
Sales	5,689,453	$71,523,828	6,505,607	$78,932,700
Reinvestments	312,875	3,832,724	71,577	839,597
Redemptions	(2,508,165)	(31,276,725)	(1,226,874)	(14,926,674)

Net increase (decrease)	3,494,163	$44,079,827	5,350,310	$64,845,623

Increase (decrease) derived from capital share transactions	6,689,788	$84,158,016	6,878,262	$83,214,708

See accompanying notes to financial statements.

MSF-98

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.61	$11.44	$11.20	$11.42	$10.67

Income From Investment Operations
Net investment income	0.46	0.51	0.69	0.70	0.77
Net realized and unrealized gain (loss) on investments	0.35	0.92	0.35	0.04	(0.02)

Total from investment operations	0.81	1.43	1.04	0.74	0.75

Less Distributions
Distributions from net investment income	(0.38)	(0.26)	(0.80)	(0.96)	0.00

Total distributions	(0.38)	(0.26)	(0.80)	(0.96)	0.00

Net Asset Value, End of Period	$13.04	$12.61	$11.44	$11.20	$11.42

Total Return (%)	6.6	12.6	9.6	6.6	7.0
Ratio of operating expenses to average net assets (%)	0.77	0.81	0.85	0.84	0.78
Ratio of net investment income to average net assets (%)	3.79	4.66	6.25	6.44	6.90
Portfolio turnover rate (%)	393	329	239	248	360
Net assets, end of period (000)	$164,213	$153,549	$122,023	$109,448	$95,434

	Class B				Class E
	Year ended December 31,		July 30, 2002(a) through December 31, 2002		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003			2004	2003	2002
Net Asset Value, Beginning of Period	$12.58	$11.41	$10.43		$12.58	$11.42	$11.20	$10.80

Income From Investment Operations
Net investment income	0.39	0.23	0.14		0.38	0.42	0.73	0.10
Net realized and unrealized gain (loss) on investments	0.38	1.19	0.84		0.41	0.99	0.29	0.30

Total from investment operations	0.77	1.42	0.98		0.79	1.41	1.02	0.40

Less Distributions
Distributions from net investment income	(0.36)	(0.25)	0.00		(0.37)	(0.25)	(0.80)	0.00

Total distributions	(0.36)	(0.25)	0.00		(0.37)	(0.25)	(0.80)	0.00

Net Asset Value, End of Period	$12.99	$12.58	$11.41		$13.00	$12.58	$11.42	$11.20

Total Return (%)	6.3	12.6	9.4	(b)	6.5	12.5	9.4	3.7	(b)
Ratio of operating expenses to average net assets (%)	1.02	1.06	1.10	(c)	0.92	0.96	1.00	0.99	(c)
Ratio of net investment income to average net assets (%)	3.66	3.95	5.66	(c)	3.64	4.34	6.03	5.50	(c)
Portfolio turnover rate (%)	393	329	239		393	329	239	248
Net assets, end of period (000)	$36,346	$268	$2		$144,605	$96,026	$26,060	$2,476

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-99

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—90.5% of Total Net Assets

Face Amount		Value (Note 1)

	Federal Agencies—71.1%
$1,000,000	Federal Home Loan Bank 5.800%, 09/02/08	$1,071,069
7,486	Federal Home Loan Mortgage Corp. 7.500%, 5/1/07	7,815
700	Federal Home Loan Mortgage Corp. 6.000%, 10/1/10	735
19,585	Federal Home Loan Mortgage Corp. 7.000%, 7/1/11	20,759
4,231	Federal Home Loan Mortgage Corp. 11.750%, 01/01/12	4,363
44,671	Federal Home Loan Mortgage Corp. 6.500%, 8/1/13	47,252
3,415	Federal Home Loan Mortgage Corp. 8.250%, 4/1/17	3,749
17,459	Federal Home Loan Mortgage Corp. 9.000%, 10/1/17	18,651
18,987	Federal Home Loan Mortgage Corp. 8.000%, 12/1/19	20,625
76,201	Federal Home Loan Mortgage Corp. 8.000%, 7/1/20	82,613
10,455,047	Federal Home Loan Mortgage Corp. 5.500%, 01/15/23 (h)	795,360
8,904	Federal Home Loan Mortgage Corp. 6.500%, 3/1/26	9,371
56,153	Federal Home Loan Mortgage Corp. 6.500%, 7/1/26	59,097
164,998	Federal Home Loan Mortgage Corp. 6.000%, 10/1/28	170,826
175,948	Federal Home Loan Mortgage Corp. 6.000%, 11/1/28	182,381
302,920	Federal Home Loan Mortgage Corp. 8.000%, 9/1/31	328,144
201,304	Federal Home Loan Mortgage Corp. 4.500%, 4/15/32	191,432
22,000,000	Federal Home Loan Mortgage Corp. 5.000%, TBA	21,841,864
15,000,000	Federal Home Loan Mortgage Corp. 5.500%, TBA	15,234,375
27,900,000	Federal Home Loan Mortgage Corp. 6.000%, TBA	28,815,455
17,845	Federal National Mortgage Association 6.500%, 06/01/08	18,893
2,000,000	Federal National Mortgage Association 3.678%, 02/17/09 (d)	2,018,260
6,640	Federal National Mortgage Association 6.500%, 12/01/10	7,040
139,554	Federal National Mortgage Association 6.500%, 04/01/13	147,833
74,816	Federal National Mortgage Association 6.500%, 07/01/13	79,254
70,067	Federal National Mortgage Association 7.000%, 12/01/14	74,285
10,979	Federal National Mortgage Association 7.000%, 07/01/15	11,639
2,764	Federal National Mortgage Association 7.000%, 08/01/15	2,930
6,784	Federal National Mortgage Association 12.500%, 09/01/15	7,689

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$86,862	Federal National Mortgage Association 12.000%, 10/01/15	$99,425
5,059	Federal National Mortgage Association 12.000%, 01/15/16	5,707
49,549	Federal National Mortgage Association 12.500%, 01/15/16	56,141
1,146,246	Federal National Mortgage Association 6.500%, 06/01/17	1,215,710
1,738	Federal National Mortgage Association 11.500%, 09/01/19	1,951
12,969	Federal National Mortgage Association 7.000%, 11/01/23	13,856
17,629	Federal National Mortgage Association 6.500%, 03/01/26	18,545
45,640	Federal National Mortgage Association 7.000%, 02/01/28	48,406
15,596	Federal National Mortgage Association 8.000%, 05/01/28	16,969
151,879	Federal National Mortgage Association 7.000%, 10/01/28	160,939
29,732	Federal National Mortgage Association 7.000%, 11/01/28	31,506
8,424	Federal National Mortgage Association 86.811%, 12/28/28 (d)	8,181
70,766	Federal National Mortgage Association 7.000%, 02/01/29	75,139
432,626	Federal National Mortgage Association 6.500%, 04/01/29	453,703
65,655	Federal National Mortgage Association 7.500%, 12/01/29	70,090
33,314	Federal National Mortgage Association 7.000%, 01/01/30	35,345
933,740	Federal National Mortgage Association 6.527%, 05/25/30 (d)	977,186
4,447	Federal National Mortgage Association 8.000%, 07/01/30	4,822
60,692	Federal National Mortgage Association 8.000%, 08/01/30	65,809
35,806	Federal National Mortgage Association 8.000%, 10/01/30	38,824
94,449	Federal National Mortgage Association 7.500%, 11/01/30	101,201
31,594	Federal National Mortgage Association 7.500%, 01/01/31	33,853
1,091,097	Federal National Mortgage Association 8.000%, 02/01/31	1,186,914
9,571	Federal National Mortgage Association 8.000%, 03/01/31	10,322
9,824	Federal National Mortgage Association 8.000%, 08/01/31	10,637
5,094	Federal National Mortgage Association 8.000%, 07/01/32	5,497
2,625,625	Federal National Mortgage Association 7.000%, 01/01/34	2,782,321
23,854,424	Federal National Mortgage Association 5.000%, 03/01/34	23,714,492
2,567,086	Federal National Mortgage Association 4.012%, 01/25/43 (d)	2,619,617

See accompanying notes to schedule of investments and financial statements.

MSF-100

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$11,000,000	Federal National Mortgage Association 5.000%, TBA	$10,910,625
53,000,000	Federal National Mortgage Association 5.500%, TBA	53,976,250
12,000,000	Federal National Mortgage Association 6.000%, TBA	12,473,750
32,000,000	Federal National Mortgage Association 6.500%, TBA	33,550,016
34,396	Government National Mortgage Association 9.000%, 12/15/16	38,489
282,775	Government National Mortgage Association 8.500%, 06/15/25	310,125
55,018	Government National Mortgage Association 7.500%, 01/15/29	59,056
39,725	Government National Mortgage Association 7.500%, 09/15/29	42,675
19,720	Government National Mortgage Association 7.500%, 01/15/30	21,142
40,135	Government National Mortgage Association 7.500%, 02/15/30	43,029
766	Government National Mortgage Association 7.500%, 03/15/30	821
31,998	Government National Mortgage Association 7.500%, 04/15/30	34,305
59,488	Government National Mortgage Association 7.500%, 05/15/30	63,897
38,773	Government National Mortgage Association 7.500%, 09/15/30	41,568
1,349,138	Government National Mortgage Association 6.500%, 08/15/34	1,420,512

		218,123,127

	U.S. Treasury—19.4%
2,000,000	United States Treasury Notes 6.750%, 5/15/05	2,030,938
5,000,000	United States Treasury Notes 5.750%, 11/15/05	5,128,125
15,000,000	United States Treasury Notes 2.875%, 11/30/06	14,953,125
16,500,000	United States Treasury Notes 3.375%, 11/15/08	16,455,532
16,000,000	United States Treasury Notes 3.125%, 4/15/09	15,757,504
5,000,000	United States Treasury Notes 3.625%, 7/15/09	5,014,455

		59,339,679

	Total Bonds & Notes (Identified Cost $277,248,059)	277,462,806

Short Term Investments—66.4%
Face Amount		Value (Note 1)

	Commercial Paper—6.7%
$4,845,000	DaimlerChrysler North America Holdings Corp. 2.460%, 01/13/05	$4,841,027
4,845,000	Four Winds Funding Corp. 2.460%, 1/13/05	4,841,027
9,695,000	Galleon Capital Corp. 2.340%, 01/12/05	9,688,068
1,231,000	MICA Funding, L.L.C. 2.350%, 01/12/05	1,230,116

		20,600,238

	Discount Notes—39.1%
12,500,000	Federal Farm Credit Bank 2.180%, 1/5/05	12,496,972
47,375,000	Federal Farm Credit Bank 2.180%, 1/7/05	47,357,787
60,000,000	Federal Home Loan Bank 2.180%, 01/05/05	59,985,467

		119,840,226

	Repurchase Agreement—15.7%
48,065,000	Bear Stearns Repurchase Agreement dated 12/31/04 at 2.200% to be repurchased at $48,073,812 on 01/03/05, collateralized by $49,070,000 Federal Home Loan Bank 1.750% due 04/17/06 with a value of $48,844,621	48,065,000

	U.S. Treasury—4.9%
5,000,000	United States Treasury Bills 1.450%, 1/13/05	4,997,583
10,000,000	United States Treasury Bills 1.945%, 1/13/05	9,993,517

		14,991,100

	Total Short Term Investments (Identified Cost $203,496,564)	203,496,564

	Total Investments—156.9% (Identified Cost $480,744,623) (a)	480,959,370
	Other assets less liabilities	(174,384,715)

	Total Net Assets—100%	$306,574,655

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2004	Unrealized (Depreciation)
U.S. Treasury Bonds Futures	3/21/2005	10	$1,127,224	$1,125,000	$(2,224)
U.S. Treasury Notes 5 Year Futures	3/21/2005	83	9,103,067	9,091,093	(11,974)
U.S. Treasury Notes 10 Year Futures	3/21/2005	15	1,694,117	1,679,063	(15,054)

Net Unrealized Depreciation					$(29,252)

See accompanying notes to schedule of investments and financial statements.

MSF-101

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$432,894,370
Investment in repurchase agreements		48,065,000
Cash		94
Receivable for:
Securities sold		15,217,930
Fund shares sold		2,376,596
Futures variation margin		23,156
Accrued interest		944,063

Total Assets		499,521,209
Liabilities
Payable for:
Fund shares redeemed	$314,553
Securities purchased	192,399,717
Accrued expenses:
Management fees	139,120
Service and distribution fees	22,040
Deferred directors fees	14,139
Other expenses	56,985

Total Liabilities		192,946,554

Net Assets		$306,574,655

Net assets consist of:
Capital paid in		$296,276,021
Undistributed net investment income		4,286,414
Accumulated net realized gains (losses)		5,826,725
Unrealized appreciation (depreciation) on investments and futures contracts		185,495

Net Assets		$306,574,655

Computation of offering price:
Class A
Net asset value and redemption price per share ($148,046,992 divided by 11,915,075 shares outstanding)		$12.43

Class B
Net asset value and redemption price per share ($35,072,725 divided by 2,833,759 shares outstanding)		$12.38

Class E
Net asset value and redemption price per share ($123,454,938 divided by 9,968,526 shares outstanding)		$12.38

Identified cost of investments		$480,744,623

Statement of Operations

Year ended December 31, 2004

Investment Income
Interest		$6,167,267

Expenses
Management fees	$1,525,319
Service and distribution fees—Class B	21,328
Service and distribution fees—Class E	182,618
Directors’ fees and expenses	23,568
Custodian	110,519
Audit and tax services	25,121
Legal	6,575
Printing	79,918
Insurance	6,093
Miscellaneous	3,789

Total expenses		1,984,848

Net Investment Income		4,182,419

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	8,083,459
Futures contracts—net	(1,845,345)	6,238,114

Unrealized appreciation (depreciation) on:
Investments—net	(2,322,375)
Futures contracts—net	(1,529)	(2,323,904)

Net gain (loss)		3,914,210

Net Increase (Decrease) in Net Assets From Operations		$8,096,629

See accompanying notes to financial statements.

MSF-102

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$4,182,419	$3,179,076
Net realized gain (loss)	6,238,114	2,883,387
Unrealized appreciation (depreciation)	(2,323,904)	(2,081,725)

Increase (decrease) in net assets from operations	8,096,629	3,980,738

From Distributions to Shareholders
Net investment income
Class A	(1,897,186)	(1,231,008)
Class B	(4,095)	(320)
Class E	(1,424,326)	(559,594)

	(3,325,607)	(1,790,922)

Net realized gain
Class A	(1,500,939)	(1,884,506)
Class B	(3,938)	(529)
Class E	(1,245,040)	(925,195)

	(2,749,917)	(2,810,230)

Total distributions	(6,075,524)	(4,601,152)

Increase (decrease) in net assets from capital share transactions	35,747,393	21,174,007

Total increase (decrease) in net assets	37,768,498	20,553,593

Net Assets
Beginning of the period	268,806,157	248,252,564

End of the period	$306,574,655	$268,806,157

Undistributed (Overdistributed) Net Investment Income
End of the period	$4,286,414	$3,309,737

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	3,337,129	$41,058,920	4,334,719	$53,384,643
Reinvestments	281,302	3,398,125	254,952	3,115,514
Redemptions	(4,180,028)	(51,363,844)	(6,780,810)	(83,098,455)

Net increase (decrease)	(561,597)	$(6,906,799)	(2,191,139)	$(26,598,298)

Class B
Sales	2,928,993	$35,894,571	33,324	$407,454
Reinvestments	666	8,033	69	849
Redemptions	(124,061)	(1,516,051)	(5,407)	(65,524)

Net increase (decrease)	2,805,598	$34,386,553	27,986	$342,779

Class E
Sales	3,344,596	$41,085,629	7,176,813	$88,146,999
Reinvestments	221,524	2,669,366	121,704	1,484,789
Redemptions	(2,896,812)	(35,487,356)	(3,460,662)	(42,202,262)

Net increase (decrease)	669,308	$8,267,639	3,837,855	$47,429,526

Increase (decrease) derived from capital share transactions	2,913,309	$35,747,393	1,674,702	$21,174,007

See accompanying notes to financial statements.

MSF-103

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.34	$12.34	$11.97	$11.94	$10.81

Income From Investment Operations
Net investment income	0.20	0.18	0.38	0.37	0.67
Net realized and unrealized gain (loss) on investments	0.18	0.02	0.54	0.41	0.46

Total from investment operations	0.38	0.20	0.92	0.78	1.13

Less Distributions
Distributions from net investment income	(0.16)	(0.08)	(0.38)	(0.75)	0.00
Distributions from net realized capital gains	(0.13)	(0.12)	(0.17)	0.00	0.00

Total Distributions	(0.29)	(0.20)	(0.55)	(0.75)	0.00

Net Asset Value, End of Period	$12.43	$12.34	$12.34	$11.97	$11.94

Total Return (%)	3.0	1.7	7.9	6.7	10.5
Ratio of operating expenses to average net assets (%)	0.64	0.65	0.70	0.70	0.70
Ratio of net investment income to average net assets (%)	1.56	1.22	2.20	4.49	6.29
Portfolio turnover rate (%)	977	882	672	362	583
Net assets, end of period (000)	$148,047	$154,010	$180,989	$102,066	$57,173
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	0.70	0.73	0.71

	Class B				Class E
	Year ended December 31,		July 30, 2002(a) through December 31, 2002		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003			2004	2003	2002
Net Asset Value, Beginning of Period	$12.31	$12.31	$11.88		$12.31	$12.32	$11.96	$11.45

Income From Investment Operations
Net investment income	0.16	0.06	0.04		0.17	0.12	0.31	0.07
Net realized and unrealized gain (loss) on investments	0.17	0.14	0.39		0.17	0.07	0.42	0.44

Total from investment operations	0.33	0.20	0.43		0.34	0.19	0.73	0.51

Less Distributions
Distributions from net investment income	(0.13)	(0.08)	0.00		(0.14)	(0.08)	(0.20)	0.00
Distributions from net realized capital gains	(0.13)	(0.12)	0.00		(0.13)	(0.12)	(0.17)	0.00

Total Distributions	(0.26)	(0.20)	0.00		(0.27)	(0.20)	(0.37)	0.00

Net Asset Value, End of Period	$12.38	$12.31	$12.31		$12.38	$12.31	$12.32	$11.96

Total Return (%)	2.7	1.6	3.6	(b)	2.8	1.5	7.7	4.5	(b)
Ratio of operating expenses to average net assets (%)	0.89	0.90	0.95	(c)	0.79	0.80	0.85	0.85	(c)
Ratio of net investment income to average net assets (%)	1.81	0.79	1.34	(c)	1.42	1.03	2.05	3.39	(c)
Portfolio turnover rate (%)	977	882	672		977	882	672	362
Net assets, end of period (000)	$35,073	$347	$2		$123,455	$114,450	$67,262	$6,289
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	0.95	(c)	—	—	0.85	0.88	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-104

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio (formerly State Street Research Bond Income Portfolio)

Schedule of Investments as of December 31, 2004

Bonds & Notes—95.9% of Total Net Assets

Face Amount		Value (Note 1)

	Aerospace & Defense—0.6%
$5,115,390	BAE Systems 2001 Asset Trust, L.L.C. (144A) 6.664%, 09/15/13	$5,668,108

	Agricultural Operations—0.3%
1,525,000	Cargill, Inc. (144A) 3.625%, 03/04/09	1,502,643
1,675,000	Cargill, Inc. (144A) 4.375%, 06/01/13	1,635,229

		3,137,872

	Airlines—0.2%
2,247,817	Continental Airlines, Inc. 9.558%, 09/01/19	2,264,518

	Asset Backed—4.6%
2,575,000	Amortizing Residential Collateral Trust 2.300%, 07/25/32	2,595,968
1,200,000	Anthracite CDO, Ltd. (144A) 3.090%, 03/23/39 (d)	1,245,480
1,600,000	Ares VIII CLO, Ltd. (144A) 3.783%, 02/26/16 (d)	1,617,184
982,504	Asset Backed Funding Corp. (144A) 4.450%, 05/26/34	978,398
5,250,000	Bank One Issuance Trust 1.834%, 03/15/12 (d)	5,277,294
201,610	Chase Funding Net Interest Margin Trust (144A) 5.000%, 01/27/35 (d)	201,358
2,605,000	Citibank Credit Card Issuance Trust 7.450%, 09/15/07	2,683,358
1,000,000	Citibank Credit Card Issuance Trust 6.650%, 05/15/08	1,040,440
1,825,000	Citibank Credit Card Issuance Trust 1.580%, 12/10/08 (d)	1,835,313
2,925,000	Countrywide Asset-Backed Certificates 2.750%, 03/26/33 (d)	2,986,019
2,080,359	Distribution Financial Services Trust 5.670%, 01/17/17	2,102,734
2,725,000	Ford Credit Auto Owner Trust 4.790%, 11/15/06	2,747,201
754,473	Hedged Mutual Fund Fee Trust (144A) 5.220%, 11/30/10 (d)	754,473
1,201,197	Knollwood CDO, Ltd. (144A) 4.320%, 01/10/39 (d)	1,189,185
671,732	Long Beach Asset Holdings Corp. (144A) 4.940%, 06/25/34	671,732
1,350,000	MBNA Credit Card Master Note Trust 6.550%, 12/15/08	1,408,639
5,125,000	MBNA Credit Card Master Note Trust 2.320%, 06/15/09 (d)	5,212,625
1,125,000	MBNA Master Credit Card Trust II 7.000%, 02/15/12	1,267,203
2,425,000	Option One Mortgage Loan Trust 1.850%, 11/25/32 (d)	2,438,680
2,050,000	Option One Mortgage Loan Trust 2.800%, 04/25/33 (d)	2,081,512
2,575,000	Residential Asset Securities Corp. 2.850%, 01/25/33 (d)	2,606,468
3,900,000	Structured Asset Investment Loan Trust 3.050%, 04/25/33 (d)	3,936,702

		46,877,966

Face Amount		Value (Note 1)

	Auto Parts—0.3%
$725,000	ArvinMeritor, Inc. 8.750%, 03/01/12 (c)	$837,375
1,100,000	Briggs & Stratton Corp. 8.875%, 03/15/11	1,322,750
1,325,000	Dana Corp. (144A) 5.850%, 01/15/15	1,311,750

		3,471,875

	Automobiles—0.6%
2,100,000	DaimlerChrysler North America Holding Corp. 8.500%, 01/18/31	2,623,849
1,700,000	Ford Motor Co. 7.450%, 07/16/31 (c)	1,709,755
2,075,000	General Motors Corp. 8.250%, 07/15/23	2,161,469

		6,495,073

	Biotechnology—0.3%
2,125,000	Beckman Coulter, Inc. 7.450%, 03/04/08	2,341,246
475,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	522,500

		2,863,746

	Building & Construction—1.3%
1,100,000	Beazer Homes USA, Inc. 8.375%, 04/15/12	1,210,000
1,625,000	Centex Corp 4.550%, 11/01/10 (c)	1,616,828
2,600,000	Centex Home Equity Loan Trust 3.150%, 12/25/32 (d)	2,641,540
1,100,000	D.R. Horton, Inc. 8.500%, 04/15/12	1,226,500
1,625,000	KB Home & Broad Home Corp. (144A) 6.375%, 08/15/11 (c)	1,706,250
2,625,000	MDC Holdings, Inc. 5.375%, 12/15/14	2,611,925
1,900,000	Pulte Homes, Inc. 6.375%, 05/15/33	1,882,638

		12,895,681

	Business Services—0.1%
500,000	Cendant Corp. 6.250%, 03/15/10	541,122

	Chemicals—0.1%
1,125,000	FMC Corp. 10.250%, 11/01/09	1,290,938

	Coal—0.1%
900,000	Massey Energy Co. 6.625%, 11/15/10	940,500

	Collateralized Mortgage Obligations—9.5%
2,075,000	Bear Stearns Commercial Mortgage Securities, Inc. 7.080%, 07/15/31	2,316,809
5,688,268	Bear Stearns Commercial Mortgage Securities, Inc. 4.361%, 06/11/41	5,754,559
1,825,000	Cheyne Investment Grade CDO I (144A) 4.140%, 09/26/09 (d)	1,782,113
1,987,590	Countrywide Home Loans, Inc. 4.660%, 02/19/34 (d)	1,969,438
1,045,000	FFCA Secured Lending Corp. 6.940%, 9/18/25	1,004,558
4,020,194	GGP Mall Properties Trust (144A) 5.558%, 11/15/11	4,151,216

See accompanying notes to schedule of investments and financial statements.

MSF-105

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio (Formerly State Street Research Bond Income Portfolio)

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Collateralized Mortgage Obligations—(Continued)
$2,800,000	Holmes Financing, Plc. 2.590%, 07/15/40 (d)	$2,822,758
1,916,468	iStar Asset Receivables Trust (144A) 2.200%, 08/28/22 (d)	1,917,579
2,300,000	J.P. Morgan Commercial Mortgage Finance Corp. 7.238%, 09/15/29	2,548,691
5,385,000	J.P. Morgan Commercial Mortgage Finance Corp. 6.507%, 10/15/35	5,841,413
8,846,688	LB-UBS Commercial Mortgage Trust 5.642%, 12/15/25	9,290,187
4,977,356	LB-UBS Commercial Mortgage Trust 4.071%, 9/15/26	4,976,700
4,075,000	LB-UBS Commercial Mortgage Trust 4.559%, 09/15/27 (d)	4,111,812
4,366,603	LB-UBS Commercial Mortgage Trust 3.881%, 08/15/29 (d)	4,361,505
3,390,788	LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	3,623,539
3,143,506	Morgan Stanley Capital I, Inc. (144A) 7.220%, 07/15/29	3,341,594
1,525,000	Morgan Stanley Capital, Inc. 6.210%, 11/15/31	1,637,162
1,675,000	NationsLink Funding Corp. 6.476%, 8/20/30	1,805,077
1,325,000	NationsLink Funding Corp. 6.795%, 8/20/30	1,445,269
4,825,000	Nomura Asset Securities Corp. 6.590%, 3/15/30	5,219,012
1,484,478	PNC Mortgage Acceptance Corp. 7.050%, 10/12/33	1,589,848
3,850,000	PNC Mortgage Acceptance Corp. 7.300%, 10/12/33	4,389,825
2,525,000	Residential Asset Security Mortgage Pass Through Certificates 2.850%, 04/25/33 (d)	2,570,083
1,515,780	Salomon Brothers Mortgage Securities VII, Inc. (144A) 6.134%, 02/18/34	1,591,603
4,790,825	Wachovia Bank Commercial Mortgage Trust 3.477%, 08/15/41 (d)	4,758,972
1,872,705	Washington Mutual Mortgage Pass Through Certificates 4.560%, 06/25/33 (d)	1,867,929
5,875,000	Washington Mutual, Inc. 3.420%, 05/25/33 (d)	5,829,718
4,750,000	Washington Mutual, Inc. 3.700%, 06/25/33 (d)	4,718,742

		97,237,711

	Computers & Business Equipment—0.1%
1,450,000	Xerox Corp. 6.875%, 08/15/11	1,544,250

	Conglomerates—0.5%
5,200,000	General Electric Co. 5.000%, 02/01/13	5,335,018

	Containers & Glass—0.1%
1,125,000	Ball Corp. 6.875%, 12/15/12	1,209,375

Face Amount		Value (Note 1)

	Drugs & Health Care—0.1%
$475,000	AmerisourceBergen Corp. 7.250%, 11/15/12	$530,813

	Electrical Equipment—0.2%
900,000	Ametek, Inc. 7.200%, 07/15/08	975,781
800,000	Thomas & Betts Corp. 7.250%, 06/01/13	877,534

		1,853,315

	Electrical Utilities—1.3%
1,900,000	Dominion Resources, Inc. 8.125%, 6/15/10	2,236,361
2,425,000	DTE Energy Co. 6.450%, 06/01/06	2,524,425
2,675,000	Entergy Gulf States, Inc. 3.600%, 6/1/08	2,631,678
2,075,000	Indiana Michigan Power Co. 6.125%, 12/15/06	2,172,730
3,085,000	Progress Energy, Inc. 7.100%, 03/01/11	3,468,290

		13,033,484

	Electronics—0.3%
725,000	Fisher Scientific International, Inc. 8.000%, 09/01/13	822,875
1,175,000	Loral Corp. 7.000%, 09/15/23	1,338,410
1,000,000	PerkinElmer, Inc. 8.875%, 01/15/13	1,140,000

		3,301,285

	Environmental Control—0.1%
1,550,000	Allied Waste North America, Inc. 5.750%, 2/15/11	1,457,000

	Federal Agencies—38.9%
8,147,706	Federal Home Loan Bank 5.500%, 07/01/33	8,290,629
68,875	Federal Home Loan Mortgage Corp. 9.000%, 12/1/09	73,812
3,058	Federal National Mortgage Association 7.750%, 09/01/06	3,075
42,901	Federal National Mortgage Association 7.750%, 03/01/08	44,240
4,669	Federal National Mortgage Association 7.750%, 04/01/08	4,815
12,081	Federal National Mortgage Association 8.000%, 06/01/08	12,659
85,660	Federal National Mortgage Association 8.250%, 07/01/08	88,948
100,773	Federal National Mortgage Association 8.500%, 02/01/09	107,086
19,620	Federal National Mortgage Association 8.500%, 09/01/09	20,665
35,750,000	Federal National Mortgage Association 4.125%, 04/15/14	34,649,186
441,984	Federal National Mortgage Association 6.500%, 07/01/14	469,106

See accompanying notes to schedule of investments and financial statements.

MSF-106

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio (Formerly State Street Research Bond Income Portfolio)

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$17,363	Federal National Mortgage Association 9.000%, 04/01/16	$18,930
1,078,811	Federal National Mortgage Association 6.000%, 07/01/16	1,131,502
5,972,488	Federal National Mortgage Association 6.500%, 04/01/17	6,334,428
3,374,453	Federal National Mortgage Association 5.000%, 06/01/18	3,431,691
2,514,081	Federal National Mortgage Association 4.500%, 10/01/18	2,511,739
3,636,833	Federal National Mortgage Association 5.000%, 06/01/23	3,654,942
2,176,631	Federal National Mortgage Association 5.500%, 01/01/24	2,226,616
393,356	Federal National Mortgage Association 6.500%, 11/01/27	414,048
2,702,062	Federal National Mortgage Association 6.500%, 12/01/29 (d)	2,841,012
4,928,697	Federal National Mortgage Association 5.500%, 04/01/33	5,007,957
11,616,279	Federal National Mortgage Association 5.000%, 11/01/33	11,548,137
8,886,610	Federal National Mortgage Association 5.500%, 11/01/33	9,029,518
13,411,231	Federal National Mortgage Association 5.500%, 01/01/34	13,626,901
17,731,574	Federal National Mortgage Association 5.000%, 03/01/34	17,627,559
5,200,000	Federal National Mortgage Association 4.000%, TBA	5,074,878
50,150,000	Federal National Mortgage Association 4.500%, TBA	49,388,774
54,550,000	Federal National Mortgage Association 5.000%, TBA	55,037,781
30,650,000	Federal National Mortgage Association 5.500%, TBA	31,303,234
54,675,000	Federal National Mortgage Association 6.000%, TBA	56,685,969
19,800,000	Federal National Mortgage Association 6.500%, TBA	20,759,072
8,899	Government National Mortgage Association 7.500%, 05/15/07	9,263
721,074	Government National Mortgage Association 7.500%, 12/15/14	769,720
11,338	Government National Mortgage Association 9.000%, 10/15/16	12,687
19,831	Government National Mortgage Association 8.500%, 01/15/17	21,859
13,966	Government National Mortgage Association 8.500%, 02/15/17	15,395
28,781	Government National Mortgage Association 8.500%, 03/15/17	31,726
26,767	Government National Mortgage Association 8.500%, 05/15/17	29,506
2,809	Government National Mortgage Association 8.500%, 10/15/21	3,089

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$4,708	Government National Mortgage Association 8.500%, 11/15/21	$5,179
6,710	Government National Mortgage Association 8.500%, 05/15/22	7,374
510,353	Government National Mortgage Association 6.500%, 05/15/29	538,195
63,865	Government National Mortgage Association 8.000%, 11/15/29	69,353
8,912,988	Government National Mortgage Association 5.500%, 04/15/33	9,111,802
2,768,199	Government National Mortgage Association 6.000%, 09/20/33	2,867,374
13,575,093	Government National Mortgage Association 5.000%, 10/20/33	13,583,211
4,552,870	Government National Mortgage Association 6.000%, 10/20/33	4,731,526
6,159,547	Government National Mortgage Association 6.000%, 11/20/33	6,380,222
4,609,098	Government National Mortgage Association 6.000%, 02/20/34	4,774,506
10,175,000	Government National Mortgage Association 5.500%, TBA	10,381,675
2,900,000	Government National Mortgage Association 6.500%, TBA	3,050,437

		397,813,008

	Finance & Banking—7.8%
2,600,000	Bank of America Corp. 7.400%, 01/15/11	3,011,783
1,513,000	Bank of America Institutional Capital (144A) 8.070%, 12/31/26	1,665,389
1,475,000	Bombardier Capital, Inc. 4.670%, 05/30/13 (d)	1,471,901
2,175,000	CIT Group, Inc. 4.125%, 02/21/06	2,197,102
1,400,000	Citigroup Capital II 7.750%, 12/01/36	1,519,083
7,082,000	Citigroup, Inc. (144A) 5.000%, 09/15/14	7,116,164
950,000	Crestar Capital Trust I 8.160%, 12/15/26	1,058,353
2,500,000	ERAC USA Finance Co. (144A) 6.625%, 02/15/05	2,509,892
450,000	ERAC USA Finance Co. (144A) 8.250%, 05/01/05	457,416
1,375,000	ERAC USA Finance Co. (144A) 6.625%, 05/15/06	1,427,711
1,600,000	ERAC USA Finance Co. (144A) 7.350%, 06/15/08	1,767,571
1,750,000	First National Bank of Boston 7.375%, 09/15/06	1,866,067
1,825,000	First Union Capital I 7.935%, 01/15/27	2,043,060
4,875,000	Ford Motor Credit Co. 7.375%, 10/28/09	5,258,506
4,925,000	General Electric Capital Corp. 6.125%, 02/22/11	5,394,796
2,600,000	General Motors Acceptance Corp. 7.250%, 03/02/11	2,722,101
625,000	General Motors Acceptance Corp. 8.000%, 11/01/31	642,428
4,575,000	Household Finance Corp. 6.375%, 10/15/11	5,052,612

See accompanying notes to schedule of investments and financial statements.

MSF-107

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio (formerly State Street Research Bond Income Portfolio)

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Finance & Banking—(Continued)
$3,725,000	Household Finance Corp. 6.375%, 11/27/12	$4,115,689
4,375,000	International Lease Finance Corp. 5.750%, 02/15/07 (c)	4,563,269
3,900,000	John Hancock Global Funding (144A) 7.900%, 07/02/10	4,566,416
4,850,000	MBNA Corp. 5.625%, 11/30/07	5,084,066
1,675,000	Mellon Capital II 7.995%, 01/15/27	1,845,857
4,150,000	Simon Debartolo Group, L.P. 6.875%, 11/15/2006	4,394,825
1,650,000	Sprint Capital Corp. 8.750%, 03/15/32	2,198,310
1,650,000	U.S. Bancorp Capital I 8.270%, 12/15/26	1,828,707
2,875,000	Verizon Global Funding Corp. 7.750%, 12/01/30	3,574,562

		79,353,636

	Financial Services—0.3%
2,675,000	Countrywide Home Loans, Inc. 4.125%, 09/15/09	2,663,008

	Food & Beverages—0.1%
1,425,000	Smithfield Foods, Inc. 7.000%, 08/01/11	1,521,188

	Forest Products & Paper—0.4%
2,275,000	International Paper Co. 6.750%, 09/01/11 (c)	2,550,577
1,125,000	Weyerhaeuser Co. 7.375%, 03/15/32	1,334,077

		3,884,654

	Gas & Oil—0.6%
2,200,000	Conoco, Inc. 6.950%, 04/15/29	2,597,881
950,000	Enterprise Products Operating, L.P. (144A) 5.600%, 10/15/14	958,426
675,000	Kerr-McGee Corp. 6.875%, 09/15/11	760,101
900,000	Newfield Exploration Co. (144A) 6.625%, 09/01/14	951,750
975,000	Plains Exploration & Production Co. 7.125%, 06/15/14 (c)	1,062,750

		6,330,908

	Gas & Pipeline Utilities—0.2%
1,950,000	Halliburton Co. (144A) 1.920%, 01/26/07 (d)	1,950,704

	Health Care—0.1%
1,000,000	Alderwoods Group, Inc. (144A) 7.750%, 09/15/12	1,080,000

	Industrial Machinery—0.1%
1,025,000	Kennametal, Inc. 7.200%, 06/15/12	1,139,016

	Investment Brokerage—2.1%
1,125,000	J.P. Morgan Capital Trust I 7.540%, 01/15/27 (c)	1,209,363

Face Amount		Value (Note 1)

	Investment Brokerage—(Continued)
$3,400,000	J.P. Morgan Chase & Co. 6.750%, 02/01/11	$3,819,584
1,987,000	Lehman Brothers Holdings, Inc. 4.000%, 01/22/08	2,000,712
2,200,000	Lehman Brothers Holdings, Inc. 3.950%, 11/10/09 (c)	2,177,802
3,000,000	Merrill Lynch & Co., Inc. 3.700%, 04/21/08	2,991,855
4,975,000	Morgan Stanley 4.750%, 04/01/14	4,847,680
4,000,000	The Goldman Sachs Group, Inc. 6.875%, 01/15/11	4,512,712

		21,559,708

	Investment Companies—1.9%
19,350,000	Dow Jones CDC.NA.HY.3 Trust 3 (144A) 8.000%, 12/29/09	19,845,844

	Media—1.1%
4,525,000	Comcast Corp. 7.050%, 03/15/33 (c)	5,177,632
1,375,000	EchoStar DBS Corp. 5.750%, 10/01/08	1,392,187
1,500,000	Lamar Media Corp. 7.250%, 01/01/13	1,620,000
200,000	Scientific Games Corp. (144A) 6.250%, 12/15/12	203,500
150,000	Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	188,056
2,100,000	Time Warner, Inc. 7.700%, 05/01/32	2,568,548

		11,149,923

	Metals & Mining—0.2%
1,625,000	Corporacion Nacional del Cobre (144A) 4.750%, 10/15/14	1,592,903
700,000	Inco, Ltd. 7.200%, 09/15/32	815,848

		2,408,751

	Real Estate—1.0%
2,325,000	ERP Operating, L.P. 6.630%, 04/13/15 (d)	2,348,643
1,300,000	iStar Financial, Inc. (REIT) 7.000%, 03/15/08	1,399,846
2,150,000	Merry Land & Investment Co., Inc. (REIT) 7.250%, 06/15/05	2,188,702
1,800,000	Reckson Operating Partnership (REIT) 5.875%, 08/15/14	1,867,088
2,375,000	Vornado Realty Trust (REIT) 5.625%, 06/15/07	2,465,794

		10,270,073

	Retail—0.2%
375,000	K2, Inc. (144A) 7.375%, 07/01/14	410,625
956,000	Saks, Inc. 7.000%, 12/01/13	976,315
270,000	The Kroger Co. 7.800%, 08/15/07	296,282

		1,683,222

See accompanying notes to schedule of investments and financial statements.

MSF-108

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio (formerly State Street Research Bond Income Portfolio)

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Telecommunications—0.3%
$1,500,000	AT&T Wireless Services, Inc. 8.750%, 03/01/31	$2,022,470
1,350,000	SBC Communications, Inc. 5.100%, 09/15/14	1,362,547

		3,385,017

	U.S. Treasury—14.8%
9,075,000	United States Treasury Bond Strips Zero Coupon, 08/15/25	3,187,430
12,300,000	United States Treasury Bonds 7.250%, 05/15/16	15,396,144
14,875,000	United States Treasury Bonds 8.875%, 02/15/19	21,399,666
11,775,000	United States Treasury Bonds 6.250%, 08/15/23	13,785,487
7,300,000	United States Treasury Bonds 6.250%, 05/15/30	8,727,778
24,875,000	United States Treasury Notes 7.000%, 07/15/06	26,373,321
3,725,000	United States Treasury Notes 5.625%, 05/15/08	3,995,353
13,100,000	United States Treasury Notes 6.500%, 02/15/10	14,831,139
21,450,000	United States Treasury Notes 5.750%, 08/15/10	23,615,956
19,725,000	United States Treasury Notes 4.000%, 11/15/12	19,691,862

		151,004,136

	Yankee—5.1%
750,000	Alcan, Inc. 6.125%, 12/15/33	793,790
1,425,000	British Telecommunications, Plc. 8.875%, 12/15/30 (d)	1,908,105
850,000	Corporacion Andina de Fomento 6.875%, 03/15/12	955,221
1,675,000	Deutsche Telekom International Finance 8.750%, 06/15/30 (d)	2,211,767
2,025,000	EnCana Corp. 6.500%, 08/15/34	2,223,049
1,375,000	Federative Republic of Brazil 11.000%, 08/17/40 (c)	1,631,438
1,300,000	France Telecom S.A. 9.250%, 03/01/31 (d) (c)	1,762,270
1,050,000	Luscar Coal, Ltd. 9.750%, 10/15/11	1,191,750
1,875,000	Petroleos Mexicanos 6.500%, 02/01/05 (d)	1,881,000
1,875,000	Petronas Capital, Ltd. (144A) 7.875%, 05/22/22	2,339,077
3,500,000	Republic of Argentina 1.980%, 08/03/12	2,975,000
2,850,000	Republic of Chile 5.625%, 07/23/07	2,985,090
1,350,000	Republic of Columbia 10.750%, 01/15/13	1,613,250
1,450,000	Republic of Malaysia 7.500%, 07/15/11	1,693,938
3,550,000	Republic of Panama 7.250%, 03/15/15	3,692,000
1,232,000	Republic of Peru 5.000%, 03/07/17 (d)	1,176,560
1,025,000	Republic of South Africa 9.125%, 05/19/09	1,214,625
1,550,000	Republic of South Africa 6.500%, 06/02/14	1,697,250

Face Amount		Value (Note 1)

	Yankee—(Continued)
$3,000,000	Republic of Turkey 7.250%, 03/15/15	$3,082,500
2,075,000	Republic of Venezuela 10.750%, 09/19/13 (c)	2,484,812
775,000	Rogers Wireless Communications, Inc. 6.375%, 03/01/14	767,250
875,000	State of Qatar (144A) 9.750%, 06/15/30	1,268,750
2,925,000	Telecom Italia Capital (144A) 4.950%, 09/30/14	2,865,737
5,200,000	United Mexican States 4.625%, 10/08/08	5,265,000
1,075,000	United Mexican States 6.625%, 03/03/15 (c)	1,154,550
975,000	United Mexican States 8.300%, 08/15/31	1,142,700

		51,976,479

	Total Bonds & Notes (Identified Cost $968,354,205)	980,968,925

Short Term Investments—26.8%

	Commercial Paper—24.8%
20,000,000	Bank of America Corp. 2.011%, 01/18/05	19,981,111
16,000,000	Caterpillar Financial Services Corp. 2.252%, 01/11/05	15,990,000
21,584,000	General Electric Capital Corp. 2.275%, 01/13/05	21,567,668
3,783,000	General Electric Capital Corp. 2.221%, 02/10/05	3,773,711
23,000,000	International Lease Finance Corp. 2.126%, 01/06/05	22,993,228
8,539,000	International Lease Finance Corp. 2.359%, 02/10/05	8,516,703
13,769,000	Merck & Co., Inc. 2.306%, 01/24/05	13,748,767
21,911,000	Morgan Stanley 2.332%, 01/12/05	21,895,401
12,937,000	Morgan Stanley 2.324%, 01/13/05	12,926,995
30,000,000	Royal Bank of Scotland 2.360%, 02/15/05	29,911,875
15,000,000	The Goldman Sachs Group, L.P. 2.333%, 01/10/05	14,991,263
5,271,000	Toyota Motor Credit Co. 2.237%, 01/18/05	5,265,450
26,874,000	Toyota Motor Credit Co. 2.325%, 01/20/05	26,841,094
6,231,000	UBS Finance, Inc. 2.200%, 01/03/05	6,230,238
25,000,000	UBS Finance, Inc. 2.153%, 01/18/05	24,974,677
2,500,000	UBS Finance, Inc. 2.303%, 01/18/05	2,497,285
1,738,000	UBS Finance, Inc. 2.235%, 02/28/05	1,731,784

		253,837,250

	Discount Notes—2.0%
20,000,000	Federal National Mortgage Association 1.970%, 01/12/05	19,987,961

	Total Short Term Investments (Identified Cost $273,825,211)	273,825,211

	Total Investments—122.7% (Identified Cost $1,242,179,416) (a)	1,254,794,136
	Other assets less liabilities	(231,852,104)

	Total Net Assets—100%	$1,022,942,032

See accompanying notes to schedule of investments and financial statements.

MSF-109

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio (formerly State Street Research Bond Income Portfolio)

Schedule of Investments as of December 31, 2004

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2004	Unrealized Appreciation/ Depreciation
Interest Rate Swap 10 Year Future	3/21/2005	364	$40,163,851	$40,142,375	$(21,476)
U.S. Treasury Note 2 Year Future	3/21/2005	388	81,356,868	81,322,375	(34,493)
U.S. Treasury Note 5 Year Future	3/21/2005	217	23,759,485	23,768,281	8,796
Futures Contracts Short
U.S. Treasury Note 10 Year Future	3/21/2005	(656)	(73,284,576)	(73,431,000)	(146,424)

Net Unrealized Depreciation					$(193,597)

See accompanying notes to financial statements.

MSF-110

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio (formerly State Street Research Bond Income Portfolio)

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$1,254,794,136
Cash		378
Collateral for securities loaned		148,044,233
Receivable for:
Securities sold		38,230,870
Fund shares sold		4,145,258
Accrued interest		8,677,892
Futures variation margin		61,681

Total Assets		1,453,954,448
Liabilities
Payable for:
Fund shares redeemed	$687,027
Securities purchased	281,727,451
Return of collateral for securities loaned	148,044,233
Accrued expenses:
Management fees	343,677
Service and distribution fees	37,440
Deferred directors fees	79,369
Other expenses	93,219

Total Liabilities		431,012,416

Net Assets		$1,022,942,032

Net assets consist of:
Capital paid in		$961,377,279
Undistributed net investment income		40,623,739
Accumulated net realized gains (losses)		8,519,891
Unrealized appreciation (depreciation) on investments and futures contracts		12,421,123

Net Assets		$1,022,942,032

Computation of offering price:
Class A
Net asset value and redemption price per share ($814,560,099 divided by 7,162,705 shares outstanding)		$113.72

Class B
Net asset value and redemption price per share ($143,107,281 divided by 1,272,448 shares outstanding)		$112.47

Class E
Net asset value and redemption price per share ($65,274,652 divided by 577,828 shares outstanding)		$112.97

Identified cost of investments		$1,242,179,416

Statement of Operations

Year ended December 31, 2004

Investment Income
Interest		$40,676,503	(a)

Expenses
Management fees	$4,028,376
Service and distribution fees—Class B	276,423
Service and distribution fees—Class E	88,849
Directors’ fees and expenses	26,467
Custodian	217,406
Audit and tax services	25,121
Legal	23,998
Printing	294,094
Insurance	22,235
Miscellaneous	4,553

Total expenses		5,007,522

Net Investment Income		35,668,981

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	18,680,389
Options—net	74,329
Futures contracts—net	(1,559,603)
Foreign currency transactions—net	(314,509)	16,880,606

Unrealized appreciation (depreciation) on:
Investments—net	(9,296,200)
Futures contracts—net	(175,124)	(9,471,324)

Net gain (loss)		7,409,282

Net Increase (Decrease) in Net Assets From Operations		$43,078,263

(a)	Includes income on securities loaned of $97,481.

See accompanying notes to financial statements.

MSF-111

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio (formerly State Street Research Bond Income Portfolio)

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$35,668,981	$37,463,876
Net realized gain (loss)	16,880,606	32,858,094
Unrealized appreciation (depreciation)	(9,471,324)	(12,770,089)

Increase (decrease) in net assets from operations	43,078,263	57,551,881

From Distributions to Shareholders
Net investment income
Class A	(34,576,323)	(29,394,621)
Class B	(3,976,521)	(1,861,712)
Class E	(2,362,593)	(850,252)

	(40,915,437)	(32,106,585)

Net realized gain
Class A	(14,435,269)	0
Class B	(1,731,879)	0
Class E	(1,006,674)	0

	(17,173,822)	0

Total distributions	(58,089,259)	(32,106,585)

Increase (decrease) in net assets from capital share transactions	19,770,599	(12,640,076)

Total increase (decrease) in net assets	4,759,603	12,805,220

Net Assets
Beginning of the period	1,018,182,429	1,005,377,209

End of the period	$1,022,942,032	$1,018,182,429

Undistributed (Overdistributed) Net Investment Income
End of the period	$40,623,739	$40,905,525

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	792,346	$88,779,665	869,841	$98,947,041
Reinvestments	448,290	49,011,592	263,369	29,394,621
Redemptions	(1,701,977)	(191,608,040)	(1,841,075)	(209,080,650)

Net increase (decrease)	(461,341)	$(53,816,783)	(707,865)	$(80,738,988)

Class B
Sales	610,575	$68,057,046	427,279	$48,252,143
Reinvestments	52,700	5,708,400	16,813	1,861,712
Redemptions	(186,723)	(20,811,316)	(74,610)	(8,401,092)

Net increase (decrease)	476,552	$52,954,130	369,482	$41,712,763

Class E
Sales	298,502	$33,713,876	338,267	$38,288,609
Reinvestments	30,990	3,369,267	7,653	850,252
Redemptions	(147,691)	(16,449,891)	(113,068)	(12,752,712)

Net increase (decrease)	181,801	$20,633,252	232,852	$26,386,149

Increase (decrease) derived from capital share transactions	197,012	$19,770,599	(105,531)	$(12,640,076)

See accompanying notes to financial statements.

MSF-112

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio (formerly State Street Research Bond Income Portfolio)

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$115.62	$112.74	$109.33	$109.66	$101.40

Income From Investment Operations
Net investment income	4.44	4.55	5.30	5.92	7.82
Net realized and unrealized gain (loss) on investments	0.41	1.93	3.57	3.20	0.44

Total from investment operations	4.85	6.48	8.87	9.12	8.26

Less Distributions
Distributions from net investment income	(4.76)	(3.60)	(5.46)	(9.45)	0.00
Distributions from net realized capital gains	(1.99)	0.00	0.00	0.00	0.00

Total distributions	(6.75)	(3.60)	(5.46)	(9.45)	0.00

Net Asset Value, End of Period	$113.72	$115.62	$112.74	$109.33	$109.66

Total Return (%)	4.4	5.9	8.5	8.8	8.1
Ratio of operating expenses to average net assets (%)	0.46	0.47	0.51	0.49	0.47
Ratio of net investment income to average net assets (%)	3.57	3.69	4.53	5.99	7.37
Portfolio turnover rate (%)	458	428	356	271	81
Net assets, end of period (000)	$814,560	$881,513	$939,369	$349,417	$283,140

	Class B					Class E
	Year ended December 31,			May 1, 2001(a) through December 31, 2001		Year ended December 31,		April 23, 2002(a) through December 31, 2002
	2004	2003	2002			2004	2003
Net Asset Value, Beginning of Period	$114.51	$111.84	$108.70	$103.37		$114.98	$112.26	$105.14

Income From Investment Operations
Net investment income	3.78	3.57	5.41	0.84		3.52	3.19	1.70
Net realized and unrealized gain (loss) on investments	0.73	2.58	3.11	4.49		1.12	3.09	5.42

Total from investment operations	4.51	6.15	8.52	5.33		4.64	6.28	7.12

Less Distributions
Distributions from net investment income	(4.56)	(3.48)	(5.38)	0.00		(4.66)	(3.56)	0.00
Distributions from net realized capital gains	(1.99)	0.00	0.00	0.00		(1.99)	0.00	0.00

Total distributions	(6.55)	(3.48)	(5.38)	0.00		(6.65)	(3.56)	0.00

Net Asset Value, End of Period	$112.47	$114.51	$111.84	$108.70		$112.97	$114.98	$112.26

Total Return (%)	4.2	5.6	8.2	5.2	(b)	4.3	5.7	6.8	(b)
Ratio of operating expenses to average net assets (%)	0.71	0.72	0.76	0.74	(c)	0.61	0.62	0.66	(c)
Ratio of net investment income to average net assets (%)	3.35	3.40	4.28	5.07	(c)	3.44	3.48	4.25	(c)
Portfolio turnover rate (%)	458	428	356	271		458	428	356
Net assets, end of period (000)	$143,107	$91,135	$47,690	$7,931		$65,275	$45,534	$18,318

(a)	Commencement of operations
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-113

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—59.0% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—1.9%
87,440	Lockheed Martin Corp.	$4,857,292
23,046	Northrop Grumman Corp.	1,252,781
10,340	Precision Castparts Corp.	679,131
19,210	United Technologies Corp.	1,985,353

		8,774,557

	Airlines—0.1%
34,300	Southwest Airlines Co.	558,404

	Automobiles—0.1%
14,800	Toyota Motor Corp., (JPY)	602,914

	Beverages—0.6%
28,310	Diageo, Plc., (GBP)	402,777
45,935	PepsiCo, Inc.	2,397,807

		2,800,584

	Biotechnology—0.2%
34,270	MedImmune, Inc. (b)	929,060

	Building Products—0.4%
44,830	Masco Corp.	1,637,640

	Capital Markets—3.1%
11,840	Franklin Resources, Inc.	824,656
5,080	Lehman Brothers Holdings, Inc.	444,398
152,890	Mellon Financial Corp.	4,756,408
73,110	Merrill Lynch & Co., Inc.	4,369,785
34,630	Morgan Stanley	1,922,658
21,080	The Goldman Sachs Group, Inc.	2,193,163

		14,511,068

	Chemicals—2.4%
28,604	Air Products & Chemicals, Inc.	1,658,174
66,000	E. I. du Pont de Nemours & Co.	3,237,300
22,820	Monsanto Co.	1,267,651
32,000	PPG Industries, Inc.	2,181,120
3,760	Praxair, Inc.	166,004
8,470	Syngenta AG, (CHF)	896,147
31,550	The Dow Chemical Co.	1,562,040

		10,968,436

	Commercial Banks—3.8%
175,528	Bank of America Corp.	8,248,061
76,280	PNC Financial Services Group, Inc.	4,381,523
46,070	SunTrust Banks, Inc.	3,403,651
34,030	U.S. Bancorp	1,065,820
10,180	Wells Fargo & Co.	632,687

		17,731,742

	Commercial Services & Supplies—0.4%
46,400	Cendant Corp.	1,084,832
41,600	Nalco Holding Co. (b)	812,032

		1,896,864

Shares		Value (Note 1)

	Communications Equipment—1.6%
21,830	Cisco Systems, Inc. (b)	$421,319
219,200	Nokia Corp. (ADR)	3,434,864
963,840	Nortel Networks Corp. (b)	3,363,802

		7,219,985

	Computers & Peripherals—0.3%
16,000	Dell, Inc. (b)	674,240
17,014	Hewlett-Packard Co.	356,783
1,760	International Business Machines Corp.	173,501

		1,204,524

	Consumer Finance—0.7%
33,020	American Express Co.	1,861,337
52,390	MBNA Corp.	1,476,874

		3,338,211

	Containers & Packaging—1.1%
182,970	Owens-Illinois, Inc. (b)	4,144,271
55,290	Smurfit-Stone Container Corp. (b)	1,032,817

		5,177,088

	Diversified Financial Services—3.0%
145,678	Citigroup, Inc.	7,018,766
172,748	JPMorgan Chase & Co.	6,738,899

		13,757,665

	Diversified Telecommunication Services—4.1%
40,840	SBC Communications, Inc.	1,052,447
376,040	Sprint Corp.	9,344,594
12,480	TELUS Corp., (CAD)	360,365
196,760	Verizon Communications, Inc.	7,970,747

		18,728,153

	Electric Utilities—1.3%
22,540	Cinergy Corp.	938,340
27,520	Entergy Corp.	1,860,077
22,000	Exelon Corp.	969,540
4,051	FirstEnergy Corp.	160,055
1,600	FPL Group, Inc.	119,600
23,060	PPL Corp.	1,228,637
8,690	TXU Corp.	561,026

		5,837,275

	Electrical Equipment—0.4%
8,200	Cooper Industries, Ltd. (Class A)	556,698
13,850	Emerson Electric Co.	970,885
9,400	Hubbell, Inc. (Class B)	491,620

		2,019,203

	Energy Equipment & Services—2.1%
22,810	BJ Services Co.	1,061,577
31,210	Cooper Cameron Corp. (b)	1,679,410
94,970	GlobalSantaFe Corp.	3,144,457

See accompanying notes to schedule of investments and financial statements.

MSF-114

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Energy Equipment & Services—(Continued)
75,830	Noble Corp. (b)	$3,771,784
3,229	Schlumberger, Ltd.	216,182

		9,873,410

	Food & Staples Retailing—0.2%
277,210	Rite Aid Corp. (b)	1,014,589

	Food Products—1.9%
65,451	Archer-Daniels-Midland Co.	1,460,212
57,330	General Mills, Inc.	2,849,874
37,460	H.J. Heinz Co.	1,460,565
29,380	Kellogg Co.	1,312,111
1,612	Nestle S.A., (CHF)	421,084
43,540	Sara Lee Corp.	1,051,056

		8,554,902

	Gas Utilities—0.3%
19,630	AGL Resources, Inc.	652,501
4,150	KeySpan Corp.	163,717
28,660	NiSource, Inc.	652,875

		1,469,093

	Health Care Equipment & Supplies—0.2%
12,533	Baxter International, Inc.	432,890
12,200	Boston Scientific Corp. (b)	433,710

		866,600

	Health Care Providers & Services—0.8%
41,630	Apria Healthcare Group, Inc. (b)	1,371,709
16,290	HCA, Inc.	650,948
147,810	Tenet Healthcare Corp. (b)	1,622,954

		3,645,611

	Hotels, Restaurants & Leisure—0.2%
24,130	Hilton Hotels Corp.	548,716
17,520	McDonald’s Corp.	561,691

		1,110,407

	Household Products—0.6%
10,110	Colgate-Palmolive Co.	517,228
32,439	Kimberly-Clark Corp.	2,134,810

		2,652,038

	IT Services—0.5%
66,940	Accenture, Ltd. (Class A) (b)	1,807,380
6,730	Fiserv, Inc. (b)	270,479

		2,077,859

	Industrial Conglomerates—1.4%
5,400	3M Co.	443,178
125,230	General Electric Co.	4,570,895
35,839	Tyco International, Ltd.	1,280,886

		6,294,959

Shares		Value (Note 1)

	Insurance—2.8%
30,240	AFLAC, Inc.	$1,204,762
114,550	Conseco, Inc. (b)	2,285,272
57,490	Hartford Financial Services Group, Inc.	3,984,632
93,686	The Allstate Corp.	4,845,440
5,420	The Chubb Corp.	416,798

		12,736,904

	Leisure Equipment & Products—0.4%
12,620	Hasbro, Inc.	244,576
72,660	Mattel, Inc.	1,416,143

		1,660,719

	Machinery—0.7%
10,620	Caterpillar, Inc.	1,035,556
12,530	Deere & Co.	932,232
2,300	Illinois Tool Works, Inc.	213,164
5,820	Ingersoll-Rand Co., Ltd. (Class A)	467,346
17,140	Sandvik AB, (SEK)	688,246

		3,336,544

	Media—4.3%
155,200	Comcast Corp. (Special Class A) (b)	5,096,768
20,940	Dex Media, Inc.	522,663
4,700	Grupo Televisa S.A. (ADR) (b)	284,350
48,400	News Corp. (Class A)	903,144
175,670	Reed Elsevier, Plc., (GBP)	1,616,059
52,600	The Interpublic Group of Cos., Inc. (b)	704,840
98,619	The Walt Disney Co.	2,741,608
17,685	Time Warner, Inc. (b)	343,796
19,400	Tribune Co.	817,516
183,742	Viacom, Inc. (Class B)	6,686,371

		19,717,115

	Metals & Mining—0.4%
63,580	BHP Billiton, Plc., (GBP)	742,939
41,340	Companhia Vale do Rio Doce (ADR) (b)	1,199,274

		1,942,213

	Multi-Utilities—0.9%
469,080	Calpine Corp. (b)	1,848,175
29,060	Dominion Resources, Inc.	1,968,525
13,350	Energy East Corp.	356,178
3,400	Public Service Enterprise Group, Inc.	176,018

		4,348,896

	Multiline Retail—0.1%
20,420	Family Dollar Stores, Inc.	637,717

	Office Electronics—0.1%
28,400	Xerox Corp. (b)	483,084

	Oil & Gas—3.9%
77,570	BP, Plc. (ADR)	4,530,088
21,570	ConocoPhillips	1,872,923

See accompanying notes to schedule of investments and financial statements.

MSF-115

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Oil & Gas—(Continued)
73,890	Devon Energy Corp.	$2,875,799
19,310	EnCana Corp.	1,101,829
6,220	EOG Resources, Inc.	443,859
77,678	Exxon Mobil Corp.	3,981,774
17,960	Total S.A. (ADR)	1,972,726
28,375	Unocal Corp.	1,226,935

		18,005,933

	Paper & Forest Products—0.9%
46,850	Bowater, Inc.	2,059,994
50,330	International Paper Co.	2,113,860

		4,173,854

	Pharmaceuticals—4.8%
86,390	Abbott Laboratories	4,030,093
3,710	Eli Lilly & Co.	210,542
80,250	Johnson & Johnson	5,089,455
190,178	Merck & Co., Inc.	6,112,321
9,920	Novartis AG, (CHF)	497,860
11,230	Pfizer, Inc.	301,975
5,107	Roche Holding AG, (CHF)	585,428
124,520	Wyeth	5,303,307

		22,130,981

	Road & Rail—0.3%
19,435	Burlington Northern Santa Fe Corp.	919,470
800	CNF, Inc.	40,080
6,273	Union Pacific Corp.	421,859

		1,381,409

	Semiconductors & Semiconductor Equipment—0.1%
7,760	Analog Devices, Inc.	286,499

	Software—1.3%
55,660	Computer Associates International, Inc.	1,728,800
137,005	Microsoft Corp.	3,659,403
54,810	Oracle Corp. (b)	751,993

		6,140,196

	Specialty Retail—1.3%
148,230	The Gap, Inc.	3,130,618
27,880	The Home Depot, Inc.	1,191,591
58,960	TJX Cos., Inc.	1,481,665

		5,803,874

	Thrifts & Mortgage Finance—1.2%
49,844	Federal Home Loan Mortgage Corp.	3,673,503
28,728	Federal National Mortgage Association	2,045,721

		5,719,224

	Tobacco—0.8%
63,920	Altria Group, Inc.	3,905,512

	Trading Companies & Distributors—0.0%
1,070	Finning International, Inc., (CAD) (j)	31,119

Shares		Value (Note 1)

	Wireless Telecommunication Services—1.0%
175,250	Vodafone Group, Plc. (ADR)	$4,798,345

	Total Common Stocks (Identified Cost $237,802,029)	272,492,979

Bonds & Notes—38.0%
Face Amount

	Aerospace & Defense—0.3%
$381,000	BAE Systems Holdings, Inc. (144A) 6.400%, 12/15/11	427,024
510,000	Northrop Grumman Corp. 7.750%, 02/15/31	652,958
225,000	Raytheon Co. 6.150%, 11/01/08	241,904

		1,321,886

	Asset Backed—0.7%
220,000	AESOP Funding, L.L.C. (144A) 2.860%, 08/20/09	213,089
204,000	AmeriCredit Automobile Receivables Co. 2.180%, 07/07/08	202,178
325,000	Capital One Auto Finance Trust 4.790%, 01/15/09	328,177
300,000	Capital One Master Trust 5.450%, 03/16/09	308,902
300,000	Connecticut RRB Special Purpose Trust 6.210%, 12/30/11 (d)	328,110
211,455	Continental Airlines Pass Through 6.648%, 09/15/17	205,387
120,653	Falcon Franchise Loan, L.L.C. (144A) 7.382%, 05/05/10	127,653
250,000	Honda Auto Receivables 3.610%, 12/18/07	250,795
191,775	Onyx Acceptance Auto Trust 4.600%, 10/15/08	193,355
500,000	Providian Gateway Master Trust 2.683%, 03/16/09 (d)	500,994
91,685	Residential Asset Mortgage Products, Inc. 3.800%, 07/25/30	91,439
131,253	USAA Auto Owner Trust 3.910%, 04/16/07	131,433
200,000	WFS Financial Owner Trust 4.870%, 09/20/09	202,710

		3,084,222

	Automobiles—0.4%
222,000	DaimlerChrysler North America Holdings Corp. 8.000%, 06/15/10	256,589
651,000	DaimlerChrysler North America Holdings Corp. 6.500%, 11/15/13	706,084
486,000	Ford Motor Co. 7.450%, 07/16/31	488,789
151,000	General Motors Corp. 7.200%, 01/15/11	154,872
186,000	General Motors Corp. 8.375%, 07/15/33	192,711

		1,799,045

	Building & Construction—0.1%
309,000	CRH America, Inc. 6.950%, 03/15/12	352,215

	Chemicals—0.0%
108,000	Dow Chemical Co. 5.750%, 12/15/08	115,003

See accompanying notes to schedule of investments and financial statements.

MSF-116

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Collateralized Mortgage Obligations—1.4%
$150,000	Bear Stearns Commercial Mortgage Securities, Inc. 4.680%, 08/13/39	$149,795
700,000	Chase Commercial Mortgage Securities Corp. 6.390%, 11/18/30	756,536
193,000	Criimi Mae Commercial Mortgage Trust (144A) 7.000%, 06/02/33	207,118
195,557	Deutsche Mortgage & Asset Receiving Corp. 6.538%, 06/15/31	207,986
444,661	First Union Lehman Brothers Commercial Mortgage Trust 7.380%, 04/18/29	473,143
20,269	First Union Lehman Brothers Commercial Mortgage Trust 6.650%, 11/18/29	21,568
336,525	First Union Lehman Brothers Commercial Mortgage Trust 6.560%, 11/18/35	361,810
35,000	General Electric Capital Assurance Co. (144A) 5.742%, 05/12/35	36,473
500,000	Greenwich Capital Commercial Funding Corp. 4.915%, 01/05/36 (d)	506,961
258,462	Lehman Brothers Commercial Conduit Mortgage Trust 6.480%, 02/18/30	276,331
311,682	Lehman Brothers Commercial Conduit Mortgage Trust 6.780%, 06/15/31	343,368
337,494	Merrill Lynch Mortgage Investments, Inc. 6.390%, 02/15/30	358,200
6,228,200	Morgan Stanley Capital I,Inc. (144A) 0.619%, 11/15/30 (d)	142,709
250,000	Morgan Stanley Capital I, Inc. 5.150%, 06/13/41	258,026
237,156	Mortgage Capital Funding, Inc. 6.337%, 11/18/31	253,555
51,233	Multi-Family Capital Access One, Inc. 6.650%, 01/15/24	56,045
500,000	Nomura Asset Securities Corp. 6.590%, 03/15/30	540,830
204,000	Residential Asset Mortgage Products, Inc. 4.970%, 09/25/34	206,563
42,978	Small Business Administration Participation Certificates 4.350%, 07/01/23 (d)	42,171
108,611	Small Business Administration Participation Certificates 4.770%, 04/01/24	108,752
176,544	Small Business Administration Participation Certificates 5.180%, 05/01/24 (d)	180,605
561,084	Small Business Administration Participation Certificates 5.520%, 06/01/24 (d)	583,909
333,000	Small Business Administration Participation Certificates 4.990%, 09/01/24 (d)	336,821
178,739	TIAA Retail Commercial Mortgage Trust (144A) 7.170%, 01/15/32	189,632

		6,598,907

	Drugs & Health Care—0.1%
40,000	HCA, Inc. 8.750%, 09/01/10	45,723
298,000	HCA, Inc. 6.950%, 05/01/12	313,766
258,000	Wyeth 5.500%, 03/15/13 (d)	268,145

		627,634

Face Amount		Value (Note 1)

	Electrical Utilities—0.9%
$174,000	Centerpoint Energy Resources Corp. 7.875%, 04/01/13	$206,815
290,000	DTE Energy Co. 7.050%, 06/01/11	328,381
518,000	Exelon Generation Co., L.L.C. 6.950%, 06/15/11	584,684
331,000	FirstEnergy Corp. (Series B) 6.450%, 11/15/11	359,621
191,000	GCIC Funding Corp. 5.129%, 01/15/14	191,157
150,000	MidAmerican Energy Holdings Co. 3.500%, 05/15/08	146,933
500,000	MidAmerican Energy Holdings Co. 5.875%, 10/01/12	529,820
68,000	Niagara Mohawk Power Corp. 7.750%, 05/15/06	72,017
434,000	Oncor Electric Delivery Co. 7.000%, 09/01/22	494,982
427,000	Pacific Gas & Electric Co. 4.800%, 03/01/14	425,504
100,000	PPL Energy Supply, L.L.C. 6.400%, 11/01/11	109,957
155,000	PSE&G Power, L.L.C. 6.950%, 06/01/12	174,660
200,000	PSE&G Power, L.L.C. 8.625%, 04/15/31	265,556
217,000	TXU Energy Co. 7.000%, 03/15/13	242,357
50,000	United Energy Distribution Holdings, Ltd. (144A) 5.450%, 04/15/16	51,280
45,000	Virginia Electric & Power Co. 5.375%, 02/01/07	46,614

		4,230,338

	Environmental Control—0.1%
196,000	USA Waste Services, Inc. 7.000%, 07/15/28	221,068
287,000	Waste Management, Inc. 7.375%, 08/01/10	328,974

		550,042

	Federal Agencies—18.3%
1,245,000	Federal Home Loan Bank 2.875%, 09/15/06	1,240,588
79,800	Federal Home Loan Bank 5.000%, 06/01/18	81,104
180,735	Federal Home Loan Bank 5.000%, 12/01/18	183,689
266,038	Federal Home Loan Bank 4.500%, 01/01/19	265,782
220,327	Federal Home Loan Bank 5.500%, 01/01/19	227,715
300,108	Federal Home Loan Bank 5.000%, 02/01/19	304,918
28,161	Federal Home Loan Bank 5.500%, 04/01/19	29,112
21,804	Federal Home Loan Bank 5.500%, 06/01/19	22,535
38,580	Federal Home Loan Bank 5.500%, 07/01/19	39,874
47,864	Federal Home Loan Bank 6.000%, 08/01/19	50,134
224,985	Federal Home Loan Bank 6.000%, 02/01/23	234,024
243,816	Federal Home Loan Bank 5.500%, 12/01/33	247,916
185,119	Federal Home Loan Bank 5.500%, 01/01/34	188,232
111,500	Federal Home Loan Bank 5.500%, 04/01/34	113,344
103,872	Federal Home Loan Bank 6.000%, 04/01/34	107,353
103,671	Federal Home Loan Bank 6.500%, 05/01/34	108,809
138,643	Federal Home Loan Bank 6.500%, 06/01/34	145,515
272,220	Federal Home Loan Bank 6.000%, 07/01/34	281,344
2,379,286	Federal Home Loan Bank 6.000%, 08/01/34	2,459,036
505,453	Federal Home Loan Bank 6.500%, 08/01/34	530,506
1,270,000	Federal Home Loan Mortgage Corp. 7.000%, 07/15/05	1,298,410
2,083,000	Federal Home Loan Mortgage Corp. 2.750%, 10/15/06	2,066,521

See accompanying notes to schedule of investments and financial statements.

MSF-117

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$419,000	Federal Home Loan Mortgage Corp. 2.875%, 12/15/06	$416,060
725,000	Federal Home Loan Mortgage Corp. 5.500%, 09/15/11	778,917
3,637,000	Federal Home Loan Mortgage Corp. 4.875%, 11/15/13	3,740,007
60,604	Federal Home Loan Mortgage Corp. 5.000%, 12/01/17	61,616
201,526	Federal Home Loan Mortgage Corp. 5.500%, 05/01/33	204,915
643,961	Federal Home Loan Mortgage Corp. 5.000%, 09/01/33	640,833
304,752	Federal Home Loan Mortgage Corp. 5.000%, 11/01/33	303,272
322,000	Federal National Mortgage Association 2.500%, 06/15/06	319,157
3,666,000	Federal National Mortgage Association 5.250%, 04/15/07	3,819,737
938,853	Federal National Mortgage Association 6.500%, 05/01/08	1,002,001
728,000	Federal National Mortgage Association 6.000%, 05/15/08	783,358
804,000	Federal National Mortgage Association 6.625%, 09/15/09	897,726
3,400,000	Federal National Mortgage Association 6.625%, 11/15/10	3,842,381
250,000	Federal National Mortgage Association 6.000%, 05/15/11	275,049
42,597	Federal National Mortgage Association 4.010%, 08/01/13	41,102
105,012	Federal National Mortgage Association 4.630%, 04/01/14	104,984
640,000	Federal National Mortgage Association 4.125%, 04/15/14	620,293
370,551	Federal National Mortgage Association 4.518%, 05/01/14 (d)	368,515
149,791	Federal National Mortgage Association 4.846%, 08/01/14 (d)	152,226
538,000	Federal National Mortgage Association 4.625%, 10/15/14	538,404
188,861	Federal National Mortgage Association 7.000%, 02/01/16	200,239
191,436	Federal National Mortgage Association 6.000%, 04/01/16	200,787
58,082	Federal National Mortgage Association 6.000%, 12/01/16	60,900
147,981	Federal National Mortgage Association 6.000%, 02/01/17	155,163
180,800	Federal National Mortgage Association 6.000%, 08/01/17	189,564
800,604	Federal National Mortgage Association 6.000%, 09/01/17	839,412
64,523	Federal National Mortgage Association 5.000%, 11/01/17	65,636
202,125	Federal National Mortgage Association 5.500%, 11/01/17	209,118
414,852	Federal National Mortgage Association 5.500%, 12/01/17	429,206

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$128,267	Federal National Mortgage Association 5.500%, 01/01/18	$132,705
262,240	Federal National Mortgage Association 5.000%, 02/01/18	266,763
119,055	Federal National Mortgage Association 5.500%, 02/01/18	123,145
148,915	Federal National Mortgage Association 6.000%, 03/01/18	156,133
149,430	Federal National Mortgage Association 4.500%, 04/01/18	149,290
268,206	Federal National Mortgage Association 4.500%, 06/01/18	267,956
1,454,877	Federal National Mortgage Association 4.500%, 07/01/18	1,453,522
114,193	Federal National Mortgage Association 5.000%, 10/01/18	116,130
251,536	Federal National Mortgage Association 5.000%, 11/01/18	255,803
940,474	Federal National Mortgage Association 6.000%, 11/01/18	986,114
275,170	Federal National Mortgage Association 5.000%, 12/01/18	279,837
477,275	Federal National Mortgage Association 5.500%, 12/01/18	493,669
1,958,082	Federal National Mortgage Association 4.500%, 06/01/19	1,953,078
2,563,981	Federal National Mortgage Association 5.000%, 06/01/19	2,606,683
1,239,993	Federal National Mortgage Association 5.500%, 06/01/19	1,282,344
889,465	Federal National Mortgage Association 5.000%, 07/01/19	904,279
413,490	Federal National Mortgage Association 5.500%, 07/01/19	427,613
183,050	Federal National Mortgage Association 5.500%, 08/01/19	189,302
197,006	Federal National Mortgage Association 5.500%, 09/01/19	203,735
192,068	Federal National Mortgage Association 6.000%, 01/01/23	199,962
256,239	Federal National Mortgage Association 6.500%, 11/01/28	269,264
43,314	Federal National Mortgage Association 6.500%, 07/01/31	45,470
348,125	Federal National Mortgage Association 6.500%, 09/01/31	365,453
51,897	Federal National Mortgage Association 7.500%, 11/01/31	55,605
44,469	Federal National Mortgage Association 7.500%, 02/01/32	47,646
581,027	Federal National Mortgage Association 6.500%, 07/01/32	610,730
281,779	Federal National Mortgage Association 6.500%, 08/01/32	295,761
19,577	Federal National Mortgage Association 6.500%, 01/01/33	20,548
245,836	Federal National Mortgage Association 5.500%, 02/01/33	249,790
430,644	Federal National Mortgage Association 5.500%, 04/01/33	437,569

See accompanying notes to schedule of investments and financial statements.

MSF-118

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$845,889	Federal National Mortgage Association 5.500%, 06/01/33	$859,492
591,990	Federal National Mortgage Association 5.500%, 07/01/33	601,510
701,235	Federal National Mortgage Association 5.000%, 11/01/33	697,121
1,045,345	Federal National Mortgage Association 5.500%, 11/01/33	1,062,155
76,169	Federal National Mortgage Association 5.500%, 12/01/33	77,394
466,755	Federal National Mortgage Association 5.500%, 01/01/34	474,261
463,725	Federal National Mortgage Association 5.500%, 02/01/34	471,182
90,667	Federal National Mortgage Association 5.500%, 03/01/34	92,114
99,270	Federal National Mortgage Association 6.500%, 03/01/34	104,138
667,434	Federal National Mortgage Association 5.000%, 04/01/34	662,549
176,927	Federal National Mortgage Association 5.500%, 04/01/34	179,724
923,584	Federal National Mortgage Association 6.000%, 04/01/34	955,499
2,207,367	Federal National Mortgage Association 6.500%, 04/01/34	2,315,595
804,266	Federal National Mortgage Association 5.500%, 05/01/34	816,979
112,379	Federal National Mortgage Association 6.000%, 05/01/34	116,262
145,752	Federal National Mortgage Association 5.000%, 06/01/34	144,686
4,908,981	Federal National Mortgage Association 5.500%, 06/01/34	4,986,574
1,111,630	Federal National Mortgage Association 6.000%, 06/01/34	1,150,044
157,030	Federal National Mortgage Association 6.500%, 06/01/34	164,731
2,827,451	Federal National Mortgage Association 5.500%, 07/01/34	2,872,143
922,122	Federal National Mortgage Association 6.000%, 07/01/34	953,988
154,203	Federal National Mortgage Association 6.500%, 07/01/34	161,765
525,397	Federal National Mortgage Association 5.500%, 08/01/34	533,701
3,011,317	Federal National Mortgage Association 6.000%, 08/01/34	3,115,378
2,085,811	Federal National Mortgage Association 5.500%, 09/01/34	2,118,780
1,724,403	Federal National Mortgage Association 5.500%, 10/01/34	1,751,660
3,372,214	Federal National Mortgage Association 5.500%, 11/01/34	3,425,517
183,894	Federal National Mortgage Association 6.000%, 11/01/34	190,249
75,000	Federal National Mortgage Association 6.000%, 12/01/34	77,592

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$344,362	Government National Mortgage Association 7.500%, 12/15/23	$372,362
113,284	Government National Mortgage Association 7.500%, 06/15/24	122,209
49,716	Government National Mortgage Association 6.500%, 08/15/28	52,434
237,201	Government National Mortgage Association 6.500%, 10/15/28	250,169
363,193	Government National Mortgage Association 6.000%, 12/15/28	377,760
118,449	Government National Mortgage Association 6.500%, 12/15/28	124,939
16,183	Government National Mortgage Association 8.500%, 10/15/29	17,669
482,550	Government National Mortgage Association 6.000%, 12/15/31	500,967
18,710	Government National Mortgage Association 6.000%, 03/15/32	19,414
57,567	Government National Mortgage Association 6.500%, 05/15/32	60,653
281,483	Government National Mortgage Association 5.500%, 11/15/32	287,975
302,633	Government National Mortgage Association 6.000%, 01/15/33	313,854
25,692	Government National Mortgage Association 6.000%, 02/15/33	26,644
376,244	Government National Mortgage Association 6.000%, 04/15/33	390,193
1,365,546	Government National Mortgage Association 5.500%, 08/15/33	1,396,006
19,675	Government National Mortgage Association 6.000%, 08/15/33	20,404
294,014	Government National Mortgage Association 5.000%, 06/15/34	294,375
658,774	Government National Mortgage Association 6.000%, 07/15/34	683,240
23,184	Government National Mortgage Association 6.500%, 08/15/34	24,410
1,686,903	Government National Mortgage Association 5.500%, 09/15/34	1,723,770
98,000	U.S. Department of Housing & Urban Development 7.498%, 08/01/11	110,915

		84,636,083

	Finance & Banking—1.6%
983,000	Bank of America Corp. 7.400%, 01/15/11	1,138,686
100,000	Bank One Corp. 8.000%, 04/29/27	127,179
810,000	Citigroup, Inc. (144A) 5.000%, 09/15/14	813,907
170,000	Ford Motor Credit Co. 6.500%, 01/25/07	176,774
200,000	Ford Motor Credit Co. 7.375%, 10/28/09	215,734
375,000	Ford Motor Credit Co. 7.875%, 06/15/10	413,160
247,000	Ford Motor Credit Co. 7.375%, 02/01/11	266,204
424,000	General Electric Capital Corp. 6.750%, 03/15/32	496,271
346,000	General Motors Acceptance Corp. 7.250%, 03/02/11	362,249
279,000	Mizuho Financial Group Cayman, Ltd. (144A) 5.790%, 04/15/14	293,061

See accompanying notes to schedule of investments and financial statements.

MSF-119

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Finance & Banking—(Continued)
$472,000	Popular North America, Inc. 4.250%, 04/01/08	$476,454
300,000	Prudential Financial, Inc. 4.500%, 07/15/13	289,954
691,000	Prudential Financial, Inc. 5.100%, 09/20/14	694,311
131,000	Prudential Funding Corp. (144A) 6.600%, 05/15/08	141,775
400,000	U.S. Bancorp 7.500%, 06/01/26	498,485
307,000	Wachovia Corp. 5.250%, 08/01/14	314,645
750,000	Wells Fargo Bank N.A. 6.450%, 02/01/11	834,048

		7,552,897

	Financial Services—1.4%
1,013,000	Boeing Capital Corp. 6.500%, 02/15/12	1,135,047
600,000	Cadbury Schweppes U.S. Finance (144A) 5.125%, 10/01/13	610,736
458,000	Cendant Corp. 6.875%, 08/15/06	481,846
87,000	Cendant Corp. 6.250%, 01/15/08	92,848
167,000	Countrywide Home Loans, Inc. 5.500%, 08/01/06	172,213
524,000	Credit Suisse First Boston USA, Inc. 4.625%, 01/15/08	536,943
455,000	Credit Suisse First Boston USA, Inc. 6.500%, 01/15/12	506,407
250,000	Credit Suisse First Boston USA, Inc. 6.550%, 01/17/35	267,185
25,000	Credit Suisse First Boston USA, Inc. 6.380%, 12/16/35	27,508
318,000	DBS Capital Funding Corp. (144A) 7.657%, 03/31/49 (d)	367,721
260,000	Dean Witter Discover & Co. 6.750%, 01/01/16	289,483
219,000	Duke Capital, LLC 8.000%, 10/01/19	267,254
175,000	KFW International Finance, Inc. 4.250%, 04/18/05	175,821
100,000	MidAmerican Funding, L.L.C. 6.927%, 03/01/29	112,148
50,000	Norwest Corp. 7.650%, 03/15/05	50,480
361,000	SLM Corp. 4.000%, 01/15/09	360,825
351,000	SLM Corp. 5.375%, 01/15/13	363,086
329,000	Sprint Capital Corp. 6.875%, 11/15/28	360,185
308,000	TCI Communications Financing III 9.650%, 03/31/27	356,216

		6,533,952

	Food & Beverages—0.4%
200,000	Coca-Cola Co. 5.125%, 09/17/13	205,135
35,000	General Mills, Inc. 6.000%, 02/15/12	37,980
152,000	Kraft Foods, Inc. 6.250%, 06/01/12	166,860
630,000	Miller Brewing Co. (144A) 5.500%, 08/15/13	658,505
560,000	The Kroger Co. 6.750%, 04/15/12	632,276

		1,700,756

	Forest Products & Paper—0.1%
35,000	MeadWestvaco Corp. 6.850%, 04/01/12	39,573
166,000	MeadWestvaco Corp. 6.800%, 11/15/32	181,460
241,000	Weyerhaeuser Co. 6.750%, 03/15/12	271,567

		492,600

	Gas & Oil—0.5%
150,000	Amerada Hess Corp. 7.300%, 08/15/31	167,340
311,000	Devon Financing Corp. 6.875%, 09/30/11	352,225
161,000	Kerr-McGee Corp. 6.950%, 07/01/24	178,040
263,000	Kinder Morgan Energy Partners, L.P. 6.750%, 03/15/11	293,621

Face Amount		Value (Note 1)

	Gas & Oil—(Continued)
$150,000	Kinder Morgan Energy Partners, L.P. 7.125%, 03/15/12	$171,483
53,000	Kinder Morgan Energy Partners, L.P. 7.750%, 03/15/32	63,965
600,000	Occidental Petroleum Corp. 7.650%, 02/15/06	628,111
125,000	Pemex Project Funding Master Trust 9.125%, 10/13/10	149,875
127,000	Pemex Project Funding Master Trust 8.625%, 02/01/22	147,764
195,000	Pioneer Natural Resource 5.875%, 07/15/16	203,719
100,000	Tosco Corp. 7.625%, 05/15/06	105,834

		2,461,977

	Industrial Machinery—0.0%
150,000	Kennametal, Inc. 7.200%, 06/15/12	166,685

	Insurance—0.2%
485,000	AIG SunAmerica Global Financing II (144A) 7.600%, 06/15/05	494,998
100,000	Everest Reinsurance Holdings, Inc. 8.750%, 03/15/10	118,502
105,000	Fund American Cos, Inc. 5.875%, 05/15/13	106,864
24,000	SAFECO Corp. 4.875%, 02/01/10	24,574
85,000	The St. Paul Travelers Cos., Inc. 5.750%, 03/15/07	88,433
56,000	Travelers Property Casualty Corp. 6.375%, 03/15/33	57,519

		890,890

	Investment Brokerage—0.4%
152,000	JPMorgan Chase & Co. 5.125%, 09/15/14	152,997
450,000	Lehman Brothers Holdings, Inc. 7.750%, 01/15/05	450,579
420,000	Merrill Lynch & Co., Inc. 5.450%, 07/15/14	434,500
316,000	Morgan Stanley Group, Inc. 6.750%, 04/15/11	354,437
518,000	The Goldman Sachs Group, Inc. 5.700%, 09/01/12	549,090

		1,941,603

	Media—0.4%
475,000	Cox Communications, Inc. 4.625%, 06/01/13	454,393
200,000	Hearst-Argyle Television, Inc. 7.500%, 11/15/27	233,706
125,000	News America Holdings, Inc. 7.750%, 01/20/24	148,235
150,000	News America Holdings, Inc. 8.500%, 02/23/25	190,891
184,000	News America, Inc. (144A) 6.200%, 12/15/34	186,487
137,000	The Walt Disney Co. 6.750%, 03/30/06	142,743
245,000	The Walt Disney Co. 6.375%, 03/01/12	272,849
130,000	Time Warner, Inc. 7.700%, 05/01/32	159,005

		1,788,309

	Railroads & Equipment—0.2%
360,000	Norfolk Southern Corp. 7.050%, 05/01/37	420,937
108,000	Union Pacific Corp. 6.125%, 01/15/12	118,787
130,000	Union Pacific Corp. 5.375%, 05/01/14	134,665

		674,389

See accompanying notes to schedule of investments and financial statements.

MSF-120

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Real Estate—0.6%
$200,000	Boston Properties, Inc. (REIT) 5.000%, 06/01/15	$195,033
175,000	EOP Operating, L.P. 8.375%, 03/15/06	184,585
175,000	EOP Operating, L.P. 6.763%, 06/15/07	186,164
635,000	EOP Operating, L.P. 6.800%, 01/15/09	696,032
328,000	HRPT Properties Trust (REIT) 6.250%, 08/15/16	345,973
309,000	Simon Property Group L.P. (REIT) 6.375%, 11/15/07	329,670
650,000	Vornado Realty Trust (REIT) 5.625%, 06/15/07	674,849

		2,612,306

	Retail—0.0%
185,000	Lowe’s Cos., Inc. 7.500%, 12/15/05	192,601

	Telecommunications—0.4%
73,000	AT&T Wireless Services, Inc. 7.350%, 03/01/06	76,368
100,000	AT&T Wireless Services, Inc. 8.750%, 03/01/31	134,831
360,000	BellSouth Corp. 6.550%, 06/15/34	392,272
325,000	SBC Communications, Inc. 5.100%, 9/15/2014	328,021
702,000	Verizon New York, Inc. 6.875%, 04/01/12	787,980

		1,719,472

	U.S. Treasury—8.7%
290,000	United States Treasury Bonds 7.500%, 11/15/16	370,600
281,000	United States Treasury Bonds 8.875%, 02/15/19	404,256
350,000	United States Treasury Bonds 7.875%, 02/15/21	472,883
434,000	United States Treasury Bonds 8.000%, 11/15/21	595,750
5,030,000	United States Treasury Bonds 6.250%, 08/15/23	5,888,832
2,909,000	United States Treasury Bonds 5.375%, 02/15/31	3,145,583
4,653,000	United States Treasury Notes 6.500%, 05/15/05	4,720,976
325,000	United States Treasury Notes 1.250%, 05/31/05	323,451
982,000	United States Treasury Notes 5.750%, 11/15/05	1,007,164
7,733,000	United States Treasury Notes 7.000%, 07/15/06	8,198,789
315,000	United States Treasury Notes 3.500%, 11/15/06	317,658
586,000	United States Treasury Notes 4.375%, 05/15/07 (d)	602,275
246,000	United States Treasury Notes 3.250%, 08/15/07	246,365
682,000	United States Treasury Notes 3.000%, 11/15/07	677,791
753,000	United States Treasury Notes 5.500%, 02/15/08	802,357
7,932,000	United States Treasury Notes 4.750%, 11/15/08	8,307,842
80,000	United States Treasury Notes 2.625%, 03/15/09	77,303
2,000,000	United States Treasury Notes 3.125%, 04/15/09	1,969,688
108,000	United States Treasury Notes 4.000%, 06/15/09	110,054

Face Amount		Value (Note 1)

	U.S Treasury—(Continued)
$514,959	United States Treasury Notes 4.250%, 01/15/10	$597,332
828,938	United States Treasury Notes 3.000%, 07/15/12	925,010
178,000	United States Treasury Notes 4.750%, 05/15/14	185,495

		39,947,454

	Yankee—0.8%
50,000	Consumers International, Inc. 10.250%, 04/01/05 (g) (i)	0
338,000	Deutsche Telekom International Finance 8.750%, 06/15/30 (d)	446,315
195,000	EnCana Holdings Finance Corp. 5.800%, 05/01/14	207,887
171,000	France Telecom S.A. 8.750%, 03/01/11 (e)	203,986
350,000	Hydro Quebec 6.300%, 05/11/11	390,222
100,000	Norsk Hydro A/S 7.750%, 06/15/23	124,872
129,000	PCCW-HKTC Capital, Ltd. (144A) 6.000%, 07/15/13	135,607
355,000	Republic of Italy 4.625%, 06/15/05	358,551
95,000	State of Israel 4.625%, 06/15/13	91,825
175,000	Telecom Italia Capital (144A) 6.000%, 09/30/34	171,090
320,000	Telecom Italia Capital S.A. 5.250%, 11/15/13	323,435
375,000	TransCanada Pipelines, Ltd. 7.150%, 06/15/06	393,099
600,000	United Mexican States 6.625%, 03/03/15	644,400
56,000	United Mexican States 8.125%, 12/30/19	65,716
39,000	United Mexican States 8.000%, 09/24/22	44,986

		3,601,991

	Total Bonds & Notes (Identified Cost $172,257,435)	175,593,257

Preferred Stocks—0.1%
Shares
	Diversified Financial Services—0.1%
300,000	RBS Capital Trust II 12/29/49 (d)	316,820

	Total Preferred Stocks (Identified Cost $300,000)	316,820

Short Term Investments—2.5%
Face Amount
	Discount Notes—2.5%
$11,733,000	Federal National Mortgage Association 1.250%, 01/03/05	11,732,185

	Total Short Term Investments (Identified Cost $11,732,185)	11,732,185

	Total Investments—99.6% (Identified Cost $422,091,649) (a)	460,135,241
	Other assets less liabilities	1,627,121

	Total Net Assets—100%	$461,762,362

See accompanying notes to schedule of investments and financial statements.

MSF-121

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$460,135,241
Cash		898
Receivable for:
Securities sold		204,230
Fund shares sold		571,712
Dividends and interest		2,262,261
Foreign taxes		13,250

Total Assets		463,187,592
Liabilities
Payable for:
Fund shares redeemed	$667,265
Securities purchased	318,826
Withholding taxes	6,940
Accrued expenses:
Management fees	192,979
Service and distribution fees	32,464
Deferred trustees fees	96,488
Other expenses	110,268

Total Liabilities		1,425,230

Net Assets		$461,762,362

Net assets consist of:
Capital paid in		$444,169,015
Undistributed net investment income		8,113,988
Accumulated net realized gains (losses)		(28,566,184)
Unrealized appreciation (depreciation) on investments and foreign currency		38,045,543

Net Assets		$461,762,362

Computation of offering price:
Class A
Net asset value and redemption price per share ($268,870,244 divided by 1,817,211 shares outstanding)		$147.96

Class B
Net asset value and redemption price per share ($103,372,987 divided by 705,171 shares outstanding)		$146.59

Class E
Net asset value and redemption price per share ($89,519,131 divided by 607,786 shares outstanding)		$147.29

Identified cost of investments		$422,091,649

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$4,663,644	(a)
Interest		6,361,042

		11,024,686
Expenses
Management fees	$1,697,055
Service and distribution fees—Class B	160,928
Service and distribution fees—Class E	83,942
Directors’ fees and expenses	31,253
Custodian	294,061
Audit and tax services	25,121
Legal	8,952
Printing	88,657
Insurance	6,129
Miscellaneous	4,034

Total expenses before reductions	2,400,132
Expense reductions	(33,252)	2,366,880

Net Investment Income		8,657,806

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	16,968,217
Foreign currency transactions—net	503	16,968,720

Unrealized appreciation (depreciation) on:
Investments—net	22,959,574
Foreign currency transactions—net	1,295	22,960,869

Net gain (loss)		39,929,589

Net Increase (Decrease) in Net Assets From Operations		$48,587,395

(a)	Net of foreign taxes of $55,953.

See accompanying notes to financial statements.

MSF-122

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$8,657,806	$3,945,237
Net realized gain (loss)	16,968,720	(342,490)
Unrealized appreciation (depreciation)	22,960,869	21,451,510

Increase (decrease) in net assets from operations	48,587,395	25,054,257

From Distributions to Shareholders
Net investment income
Class A	(4,731,075)	(1,922,001)
Class B	(1,035,374)	(150,380)

	(5,766,449)	(2,072,381)

Net realized gain
Class A	(811,699)	0
Class B	(190,798)	0

	(1,002,497)	0

Total distributions	(6,768,946)	(2,072,381)

Increase (decrease) in net assets from capital shares transactions	241,760,896	14,940,905

Total increase (decrease) in net assets	283,579,345	37,922,781

Net Assets
Beginning of the period	178,183,017	140,260,236

End of the period	$461,762,362	$178,183,017

Undistributed (Overdistributed) Net Investment Income
End of the period	$8,113,988	$4,237,269

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	962,828	$130,384,480	227,526	$28,650,149
Shares issued through acquisition	178,716	23,379,079	0	0
Reinvestments	40,628	5,542,774	16,178	1,922,001
Redemptions	(440,746)	(60,806,360)	(278,592)	(34,761,363)

Net increase (decrease)	741,426	$98,499,973	(34,888)	$(4,189,213)

Class B
Sales	358,733	$49,425,208	211,508	$26,485,343
Shares issued through acquisition	231,742	28,384,889	0	0
Reinvestments	9,056	1,226,172	1,274	150,380
Redemptions	(110,400)	(15,154,511)	(56,974)	(7,505,605)

Net increase (decrease)	489,131	$63,881,758	155,808	$19,130,118

Class E
Sales	116,224	$16,206,863	0	$0
Shares issued through acquisition	618,249	80,753,908	0	0
Redemptions	(126,687)	(17,581,606)	0	0

Net increase (decrease)	607,786	$79,379,165	0	$0

Increase (decrease) derived from capital share transactions	1,838,343	$241,760,896	120,920	$14,940,905

See accompanying notes to financial statements.

MSF-123

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$138.13	$119.83	$141.92	$185.92	$196.82

Income From Investment Operations
Net investment income	3.60	3.30	3.89	4.60	6.49
Net realized and unrealized gain (loss) on investments	11.53	16.79	(10.18)	(11.61)	(12.98)

Total from investment operations	15.13	20.09	(6.29)	(7.01)	(6.49)

Less Distributions
Distributions from net investment income	(4.52)	(1.79)	(4.47)	(6.60)	0.00
Distributions from net realized capital gains	(0.78)	0.00	(11.33)	(30.39)	(4.41)

Total distributions	(5.30)	(1.79)	(15.80)	(36.99)	(4.41)

Net Asset Value, End of Period	$147.96	$138.13	$119.83	$141.92	$185.92

Total Return (%)	11.3	17.0	(5.4)	(3.8)	(3.4)
Ratio of operating expenses to average net assets before expense reductions (%)	0.64	0.69	0.66	0.63	0.58
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.63	0.69	—	—	—
Ratio of net investment income to average net assets (%)	2.60	2.55	2.98	2.96	3.14
Portfolio turnover rate (%)	89	62	91	160	48
Net assets, end of year (000)	$268,870	$148,601	$133,092	$157,716	$181,270

	Class B				Class E
	Year ended December 31,		May 1, 2002 (a) through December 31, 2002		April 26, 2004(a) through December 31, 2004
	2004	2003
Net Asset Value, Beginning of Period	$136.93	$119.01	$129.24		$135.61

Income From Investment Operations
Net investment income	3.64	2.53	0.99		2.33
Net realized and unrealized gain (loss) on investments	11.01	17.11	(11.22)		9.35

Total from investment operations	14.65	19.64	(10.23)		11.68

Less Distributions
Distributions from net investment income	(4.21)	(1.72)	0.00		0.00
Distributions from net realized capital gains	(0.78)	0.00	0.00		0.00

Total distributions	(4.99)	(1.72)	0.00		0.00

Net Asset Value, End of Period	$146.59	$136.93	$119.01		$147.29

Total Return (%)	11.0	16.7	(7.9	)(b)	8.6	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	0.94	0.91	(c)	0.79	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.88	0.94	—		0.78	(c)
Ratio of net investment income to average net assets (%)	2.39	2.30	2.75	(c)	2.57	(c)
Portfolio turnover rate (%)	89	62	91		89
Net assets, end of year (000)	$103,373	$29,582	$7,168		$89,519

(a)	Commencement of operations
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-124

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio (formerly State Street Research Diversified Portfolio)

Schedule of Investments as of December 31, 2004

Common Stocks—63.8% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—1.4%
116,200	General Dynamics Corp.	$12,154,520
397,000	Raytheon Co.	15,415,510

		27,570,030

	Beverages—1.0%
386,500	PepsiCo, Inc.	20,175,300

	Biotechnology—0.9%
286,900	Amgen, Inc. (b)	18,404,635

	Capital Markets—2.4%
211,100	Franklin Resources, Inc.	14,703,115
225,900	Lehman Brothers Holdings, Inc.	19,761,732
130,100	The Goldman Sachs Group, Inc.	13,535,604

		48,000,451

	Chemicals—2.3%
165,000	Lyondell Chemical Co. (c)	4,771,800
177,600	Monsanto Co.	9,865,680
372,300	Praxair, Inc.	16,437,045
291,000	The Dow Chemical Co.	14,407,410

		45,481,935

	Commercial Banks—1.3%
349,900	Bank of America Corp.	16,441,801
304,350	North Fork Bancorp, Inc.	8,780,497

		25,222,298

	Commercial Services & Supplies—0.0%
316	Anacomp, Inc. (b)	16

	Communications Equipment—1.8%
609,000	Cisco Systems, Inc. (b)	11,753,700
504,200	Motorola, Inc.	8,672,240
352,700	QUALCOMM, Inc.	14,954,480

		35,380,420

	Computers & Peripherals—2.0%
372,400	Dell, Inc. (b)	15,692,936
235,200	International Business Machines Corp.	23,186,016

		38,878,952

	Consumer Finance—1.7%
348,300	American Express Co.	19,633,671
275,600	SLM Corp.	14,714,284

		34,347,955

	Diversified Financial Services—2.9%
450,200	CIT Group, Inc.	20,628,164
458,670	Citigroup, Inc.	22,098,721
386,000	JPMorgan Chase & Co.	15,057,860

		57,784,745

Shares		Value (Note 1)

	Diversified Telecommunication Services—1.8%
778,500	Sprint Corp.	$19,345,725
405,700	Verizon Communications, Inc.	16,434,907

		35,780,632

	Energy Equipment & Services—1.1%
152,500	Nabors Industries, Ltd. (b) (c)	7,821,725
218,000	Schlumberger, Ltd.	14,595,100

		22,416,825

	Food & Staples Retailing—1.1%
486,700	CVS Corp.	21,935,569

	Food Products—0.7%
288,900	Kellogg Co.	12,902,274

	Health Care Equipment & Supplies—1.2%
414,800	Baxter International, Inc.	14,327,192
124,400	Guidant Corp.	8,969,240

		23,296,432

	Health Care Providers & Services—1.6%
53,100	Aetna, Inc.	6,624,225
475,500	Caremark Rx, Inc. (b)	18,748,965
73,000	UnitedHealth Group, Inc.	6,426,190

		31,799,380

	Hotels, Restaurants & Leisure—1.6%
339,400	International Game Technology (c)	11,668,572
644,100	McDonald’s Corp.	20,649,846

		32,318,418

	Household Durables—0.4%
123,700	Pulte Homes, Inc. (c)	7,892,060

	Household Products—1.0%
365,900	The Procter & Gamble Co.	20,153,772

	IT Services—0.7%
534,100	Accenture, Ltd. (Class A) (b)	14,420,700

	Industrial Conglomerates—4.3%
1,282,230	General Electric Co.	46,801,395
1,080,100	Tyco International, Ltd.	38,602,774

		85,404,169

	Insurance—2.4%
79,700	Ambac Financial Group, Inc.	6,545,761
304,700	American International Group, Inc.	20,009,649
125,900	Prudential Financial, Inc. (c)	6,919,464
127,100	The Allstate Corp.	6,573,612
171,469	Willis Group Holdings, Ltd. (c)	7,059,379

		47,107,865

See accompanying notes to schedule of investments and financial statements.

MSF-125

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio (formerly State Street Research Diversified Portfolio)

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Internet Software & Services—1.3%
276,300	IAC/InterActiveCorp. (b)	$7,631,406
495,800	Yahoo!, Inc. (b)	18,681,744

		26,313,150

	Investment Company—1.4%
227,522	SPDR Trust Series 1 (c)	27,500,584

	Machinery—0.9%
206,200	ITT Industries, Inc.	17,413,590

	Media—3.6%
731,700	Comcast Corp. (Special Class A) (b)	24,029,028
1,251,200	News Corp., Inc. (c)	24,023,040
1,185,900	Time Warner, Inc. (b)	23,053,896

		71,105,964

	Metals & Mining—1.3%
288,500	CONSOL Energy, Inc. (c)	11,842,925
301,090	Newmont Mining Corp.	13,371,407

		25,214,332

	Multiline Retail—1.4%
266,400	Kohl’s Corp. (b)	13,098,888
294,100	Target Corp.	15,272,613

		28,371,501

	Oil & Gas—2.6%
255,600	EOG Resources, Inc. (c)	18,239,616
379,700	Exxon Mobil Corp.	19,463,422
114,400	Newfield Exploration Co. (b) (c)	6,755,320
60,300	Total S.A. (ADR) (c)	6,623,352

		51,081,710

	Paper & Forest Products—0.8%
152,800	International Paper Co.	6,417,600
147,000	Weyerhaeuser Co.	9,881,340

		16,298,940

	Pharmaceuticals—4.3%
297,200	Johnson & Johnson	18,848,424
358,700	Merck & Co., Inc.	11,528,618
605,400	Novartis AG (ADR)	30,596,916
512,625	Pfizer, Inc.	13,784,486
233,800	Wyeth	9,957,542

		84,715,986

	Semiconductors & Semiconductor Equipment—0.9%
787,800	Intel Corp.	18,426,642

	Software—3.4%
1,638,500	Microsoft Corp.	43,764,335
1,716,800	Oracle Corp. (b)	23,554,496

		67,318,831

Shares		Value (Note 1)

	Specialty Retail—3.0%
569,600	Circuit City Stores, Inc. (c)	$8,908,544
465,300	Staples, Inc.	15,685,263
489,900	The Home Depot, Inc.	20,938,326
310,600	The Sherwin-Williams Co.	13,862,078

		59,394,211

	Textiles, Apparel & Luxury Goods—0.7%
152,400	NIKE, Inc. (Class B)	13,821,156

	Tobacco—1.0%
312,100	Altria Group, Inc.	19,069,310

	Wireless Telecommunication Services—1.6%
613,400	Nextel Communications, Inc. (Class A) (b)	18,402,000
462,700	Vodafone Group, Plc. (ADR)	12,668,726

		31,070,726

	Total Common Stocks (Identified Cost $1,078,648,481)	1,263,791,466

Bonds & Notes—33.7%
Face Amount

	Aerospace & Defense—0.2%
$3,663,497	BAE Systems 2001 Asset Trust, L.L.C. (144A) 6.664%, 09/15/13	4,059,338
375,000	Lockheed Martin Corp. 8.500%, 12/01/29	513,103

		4,572,441

	Agricultural Operations—0.1%
1,075,000	Cargill, Inc. (144A) 3.625%, 03/04/09	1,059,240
1,175,000	Cargill, Inc. (144A) 4.375%, 06/01/13	1,147,101

		2,206,341

	Airlines—0.1%
1,539,266	Continental Airlines, Inc. 9.558%, 9/1/2019	1,550,703

	Asset Backed—1.6%
875,000	Anthracite CDO, Ltd. (144A) 3.090%, 03/23/39 (d)	908,162
1,150,000	Ares VIII CLO, Ltd. (144A) 3.783%, 02/26/16 (d)	1,162,351
3,500,000	Bank One Issuance Trust 1.834%, 03/15/12 (d)	3,518,196
1,375,000	Centex Home Equity Loan Trust 4.400%, 06/25/33 (d)	1,431,109
2,900,000	Citibank Credit Card Issuance Trust 7.450%, 09/15/07	2,987,231
1,550,000	Countrywide Asset-Backed Certificates 2.450%, 12/25/31 (d)	1,556,295
1,925,000	Countrywide Asset-Backed Certificates 2.750%, 03/26/33 (d)	1,965,158

See accompanying notes to schedule of investments and financial statements.

MSF-126

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio (formerly State Street Research Diversified Portfolio)

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Asset Backed—(Continued)
$92,460	Distribution Financial Services Trust 5.670%, 01/17/17	$93,455
1,425,000	Fleet Commercial Loan Master, L.L.C. (144A) 2.020%, 11/16/09 (d)	1,426,838
125,000	Ford Credit Auto Owner Trust 4.790%, 11/15/06	126,018
1,158,321	GE Business Loan Trust (144A) 2.539%, 04/15/31 (d)	1,178,768
1,725,000	Healthcare Finance Group, Inc. (144A) 2.220%, 06/05/07 (d)	1,716,073
479,689	Hedged Mutual Fund Fee Trust (144A) 5.220%, 11/30/10	479,689
871,457	Knollwood CDO, Ltd. (144A) 4.320%, 01/10/39 (d)	862,742
1,375,000	Long Beach Mortgage Loan Trust 2.400%, 03/25/34 (d)	1,384,958
3,325,000	MBNA Credit Card Master Note Trust 6.550%, 12/15/08	3,469,426
1,350,000	MBNA Credit Card Master Note Trust 4.103%, 06/15/12 (d)	1,435,516
1,425,000	Option One Mortgage Loan Trust 2.800%, 04/25/33 (d)	1,446,905
1,575,000	Residential Asset Securities Corp. 2.850%, 01/25/33 (d)	1,594,248
1,425,000	Structured Asset Investment Loan Trust 3.050%, 04/25/33 (d)	1,438,112
1,925,000	Structured Asset Securities Corp. 2.400%, 06/25/32 (d)	1,933,125

		32,114,375

	Auto Parts—0.1%
500,000	ArvinMeritor, Inc. 8.750%, 03/01/12 (c)	577,500
100,000	Briggs & Stratton Corp. 8.875%, 03/15/11	120,250
900,000	Dana Corp. 5.850%, 01/15/15	891,000

		1,588,750

	Automobiles—0.2%
1,400,000	DaimlerChrysler North America Holding Corp. 8.500%, 01/18/31	1,749,233
1,200,000	Ford Motor Co. 7.450%, 07/16/31 (c)	1,206,885
1,525,000	General Motors Corp. 8.250%, 07/15/23 (c)	1,588,550

		4,544,668

	Biotechnology—0.0%
300,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13 (c)	330,000

	Building & Construction—0.4%
950,000	Beazer Homes USA, Inc. 8.375%, 04/15/12	1,045,000
1,125,000	Centex Corp 4.550%, 11/01/10	1,119,342
925,000	D.R. Horton, Inc. 8.500%, 04/15/12	1,031,375
1,125,000	KB Home & Broad Home Corp. 6.375%, 08/15/11	1,181,250

Face Amount		Value (Note 1)

	Building & Construction—(Continued)
$1,725,000	MDC Holdings, Inc. 5.375%, 12/15/14	$1,716,408
1,350,000	Pulte Homes, Inc. 6.375%, 05/15/33	1,337,664

		7,431,039

	Business Services—0.0%
350,000	Cendant Corp. 6.250%, 03/15/10	378,785

	Chemicals—0.0%
750,000	FMC Corp. 10.250%, 11/01/09	860,625

	Coal—0.0%
625,000	Massey Energy Co. 6.625%, 11/15/10	653,125

	Collateralized Mortgage Obligations—2.7%
2,237,559	Bear Stearns Commercial Mortgage Securities, Inc. 5.920%, 10/15/36	2,393,791
3,888,183	Bear Stearns Commercial Mortgage Securities, Inc. 4.361%, 06/11/41	3,933,496
1,664,797	Chase Commercial Mortgage Securities Corp. 6.025%, 11/18/30	1,718,755
1,409,112	Countrywide Home Loans, Inc. 4.660%, 02/19/34 (d)	1,396,243
2,648,599	GGP Mall Properties Trust (144A) 5.558%, 11/15/11	2,734,919
20,839	IMPAC CMB Trust 3.500%, 06/25/32 (d)	20,925
550,270	IMPAC CMB Trust 3.050%, 08/25/33 (d)	562,229
6,869,000	J.P. Morgan Commercial Mortgage Finance Corp. 7.238%, 09/15/29	7,611,721
1,643,089	J.P. Morgan Commercial Mortgage Finance Corp. 6.180%, 10/15/35	1,713,311
175,000	J.P. Morgan Commercial Mortgage Finance Corp. 6.658%, 10/15/35 (d)	191,433
4,196,506	LB-UBS Commercial Mortgage Trust 5.642%, 12/15/25 (d)	4,406,884
1,600,000	LB-UBS Commercial Mortgage Trust 5.934%, 12/15/05	1,717,273
2,650,000	LB-UBS Commercial Mortgage Trust 4.023%, 09/15/26	2,660,910
2,755,322	LB-UBS Commercial Mortgage Trust 4.071%, 09/15/26	2,754,959
2,795,789	LB-UBS Commercial Mortgage Trust 3.636%, 11/15/27	2,778,695
3,990,265	LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	4,264,165
202,229	Morgan Stanley Capital I, Inc. 6.340%, 07/15/30	202,900
1,025,000	Morgan Stanley Capital I, Inc. 6.630%, 07/15/30	1,110,715
1,325,994	Morgan Stanley Capital I, Inc. 5.910%, 11/15/31	1,362,076
2,597,309	Salomon Brothers Mortgage Securities VII, Inc. (144A) 6.134%, 02/18/34	2,727,232
4,225,000	Washington Mutual, Inc. 3.420%, 05/25/33 (d)	4,192,436
2,700,000	Washington Mutual, Inc. 3.700%, 06/25/33 (d)	2,682,232

		53,137,300

See accompanying notes to schedule of investments and financial statements.

MSF-127

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio (formerly State Street Research Diversified Portfolio)

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Computers & Business Equipment—0.1%
$975,000	Xerox Corp. 6.875%, 08/15/11 (c)	$1,038,375

	Conglomerates—0.1%
2,450,000	General Electric Co. 5.000%, 02/01/13	2,513,614

	Containers & Glass—0.0%
725,000	Ball Corp. 6.875%, 12/15/12	779,375

	Electrical Equipment—0.1%
850,000	Ametek, Inc. 7.200%, 07/15/08	921,571
550,000	Thomas & Betts Corp. 7.250%, 06/01/13	603,305

		1,524,876

	Electrical Utilities—0.4%
1,200,000	Dominion Resources, Inc. 8.125%, 06/15/10	1,412,439
1,675,000	DTE Energy Co. 6.450%, 06/01/06	1,743,675
1,825,000	Entergy Gulf States, Inc. 3.600%, 06/01/08	1,795,444
2,000,000	Progress Energy, Inc. 7.100%, 03/01/11	2,248,486

		7,200,044

	Electronics—0.1%
475,000	Fisher Scientific International, Inc. 8.000%, 09/01/13	539,125
700,000	PerkinElmer, Inc. 8.875%, 01/15/13	798,000

		1,337,125

	Federal Agencies—13.7%
5,583,102	Federal Home Loan Bank 5.500%, 07/01/33	5,681,038
38,615	Federal National Mortgage Association 7.250%, 09/01/07	39,663
224,165	Federal National Mortgage Association 7.000%, 12/01/07	231,316
119,607	Federal National Mortgage Association 8.000%, 06/01/08	125,320
158,718	Federal National Mortgage Association 8.500%, 02/01/09	168,661
24,650,000	Federal National Mortgage Association 4.125%, 04/15/14 (c)	23,890,977
5,788	Federal National Mortgage Association 9.000%, 04/01/16	6,310
2,296,020	Federal National Mortgage Association 5.000%, 06/01/18	2,334,965
1,717,955	Federal National Mortgage Association 4.500%, 10/01/18	1,716,355
2,529,971	Federal National Mortgage Association 5.000%, 06/01/23	2,542,569
1,523,642	Federal National Mortgage Association 5.500%, 01/01/24	1,558,631
1,948,602	Federal National Mortgage Association 6.500%, 12/01/29 (d)	2,048,807
3,513,145	Federal National Mortgage Association 5.500%, 04/01/33	3,569,641

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)

$7,876,943	Federal National Mortgage Association 5.000%, 11/01/33	$7,830,736
7,327,368	Federal National Mortgage Association 5.500%, 11/01/33	7,445,202
9,177,172	Federal National Mortgage Association 5.500%, 01/01/34	9,324,752
12,228,790	Federal National Mortgage Association 5.000%, 03/01/34	12,157,055
3,675,000	Federal National Mortgage Association 4.000%, TBA	3,586,572
34,550,000	Federal National Mortgage Association 4.500%, TBA	34,045,834
35,100,000	Federal National Mortgage Association 5.000%, TBA	35,416,281
18,475,000	Federal National Mortgage Association 5.500%, TBA	18,888,969
36,975,000	Federal National Mortgage Association 6.000%, TBA	38,362,406
18,825,000	Federal National Mortgage Association 6.500%, TBA	19,758,220
241,186	Government National Mortgage Association 6.000%, 02/15/09	251,604
57,264	Government National Mortgage Association 6.500%, 07/15/14	61,085
1,285,700	Government National Mortgage Association 7.500%, 12/15/14	1,372,439
732,327	Government National Mortgage Association 7.500%, 03/15/32	786,623
7,057,437	Government National Mortgage Association 5.500%, 04/15/33	7,214,861
1,990,209	Government National Mortgage Association 6.000%, 09/20/33	2,061,511
9,595,424	Government National Mortgage Association 5.000%, 10/20/33	9,601,162
3,233,467	Government National Mortgage Association 6.000%, 10/20/33	3,360,349
4,377,539	Government National Mortgage Association 6.000%, 11/20/33	4,534,372
3,289,220	Government National Mortgage Association 6.000%, 02/20/34	3,407,261
8,000,000	Government National Mortgage Association 5.500%, TBA	8,162,496

		271,544,043

	Finance & Banking—2.5%
1,825,000	Bank of America Corp. 7.400%, 01/15/11	2,114,040
1,050,000	Bank of America Institutional Capital (144A) 8.070%, 12/31/26	1,155,756
1,025,000	Bombardier Capital, Inc. 4.670%, 05/30/13 (d)	1,022,846
1,750,000	CIT Group, Inc. 4.125%, 02/21/06	1,767,784
950,000	Citigroup Capital II 7.750%, 12/01/36	1,030,806
4,515,000	Citigroup, Inc. (144A) 5.000%, 09/15/14	4,536,780
650,000	Crestar Capital Trust I 8.160%, 12/15/26	724,136
2,500,000	ERAC USA Finance Co. (144A) 6.625%, 02/15/05	2,509,892

See accompanying notes to schedule of investments and financial statements.

MSF-128

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio (formerly State Street Research Diversified Portfolio)

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Finance & Banking—(Continued)
$400,000	ERAC USA Finance Co. (144A) 8.250%, 05/01/05	$406,592
850,000	ERAC USA Finance Co. (144A) 6.625%, 05/15/06	882,585
525,000	ERAC USA Finance Co. (144A) 7.350%, 06/15/08	579,984
800,000	First National Bank of Boston 7.375%, 09/15/06	853,059
1,300,000	First Union Capital I 7.935%, 01/15/27	1,455,331
3,325,000	Ford Motor Credit Co. 7.375%, 10/28/09	3,586,571
1,525,000	General Motors Acceptance Corp. 7.250%, 03/02/11	1,596,617
475,000	General Motors Acceptance Corp. 8.000%, 11/01/31	488,245
1,600,000	Household Finance Corp. 6.375%, 10/15/11 (c)	1,767,034
4,325,000	Household Finance Corp. 6.375%, 11/27/12	4,778,619
1,650,000	International Lease Finance Corp. 4.375%, 12/15/05	1,665,774
1,350,000	International Lease Finance Corp. 5.750%, 02/15/07 (c)	1,408,095
2,665,000	John Hancock Global Funding (144A) 7.900%, 07/02/10	3,120,385
3,575,000	MBNA Corp. 5.625%, 11/30/07	3,747,533
1,150,000	Mellon Capital II 7.995%, 01/15/27	1,267,305
2,450,000	Simon Property Group, L.P. 7.375%, 01/20/06	2,545,055
1,150,000	Sprint Capital Corp. 8.750%, 03/15/32	1,532,155
1,150,000	U.S. Bancorp Capital I 8.270%, 12/15/26	1,274,553
2,050,000	Verizon Global Funding Corp. 7.750%, 12/01/30 (c)	2,548,818

		50,366,350

	Financial Services—0.1%
1,900,000	Countrywide Home Loans, Inc. 4.125%, 09/15/09 (c)	1,891,482

	Food & Beverages—0.1%
950,000	Smithfield Foods, Inc. 7.000%, 08/01/11	1,014,125

	Forest Products & Paper—0.2%
1,725,000	International Paper Co. 6.750%, 09/01/11	1,933,954
825,000	Weyerhaeuser Co. 7.375%, 03/15/32	978,323

		2,912,277

	Gas & Oil—0.2%
1,525,000	Conoco, Inc. 6.950%, 04/15/29	1,800,804
650,000	Enterprise Products Operating, L.P. (144A) 5.600%, 10/15/14	655,765
475,000	Kerr-McGee Corp. 6.875%, 09/15/11	534,886
600,000	Newfield Exploration Co. (144A) 6.625%, 09/01/14	634,500
675,000	Plains Exploration & Production Co. 7.125%, 06/15/14 (c)	735,750

		4,361,705

Face Amount		Value (Note 1)

	Gas & Pipeline Utilities—0.1%
$1,325,000	Halliburton Co. (144A) 1.920%, 01/26/07 (d)	$1,325,478

	Health Care—0.0%
675,000	Alderwoods Group, Inc. (144A) 7.750%, 09/15/12	729,000

	Hotels & Restaurants—0.1%
950,000	Park Place Entertainment Corp. 7.875%, 03/15/10	1,069,937
875,000	Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 05/01/12 (d)	999,688

		2,069,625

	Industrial Machinery—0.0%
350,000	Kennametal, Inc. 7.200%, 06/15/12	388,932

	Investment Brokerage—0.9%
800,000	JPMorgan Capital Trust I 7.540%, 01/15/27	859,992
2,375,000	JPMorgan Chase & Co. 6.750%, 02/01/11	2,668,092
1,375,000	Lehman Brothers Holdings, Inc. 4.000%, 01/22/08	1,384,489
1,550,000	Lehman Brothers Holdings, Inc. 3.950%, 11/10/09 (c)	1,534,360
2,200,000	Merrill Lynch & Co., Inc. 3.700%, 04/21/08 (c)	2,194,027
3,550,000	Morgan Stanley 4.750%, 04/01/14	3,459,148
3,525,000	The Goldman Sachs Group, Inc. 6.875%, 01/15/11	3,976,828

		16,076,936

	Investment Companies—0.7%
13,300,000	Dow Jones CDC.NA.HY.3 Trust 3 (144A) 8.000%, 12/29/09	13,640,813

	Media—0.5%
1,875,000	AOL Time Warner, Inc. 6.875%, 05/01/12	2,135,355
1,575,000	Comcast Corp. 7.050%, 03/15/33 (c)	1,802,159
1,000,000	EchoStar DBS Corp. 5.750%, 10/01/08 (c)	1,012,500
1,025,000	Lamar Media Corp. 7.250%, 01/01/13	1,107,000
150,000	Scientific Games Corp. 6.250%, 12/15/12	152,625
1,725,000	TCI Communications, Inc. 7.875%, 02/15/26	2,118,343
775,000	Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	971,624

		9,299,606

	Metals & Mining—0.2%
1,125,000	Corporacion Nacional del Cobre 4.750%, 10/15/14 (c)	1,102,779
475,000	Inco, Ltd. 7.200%, 09/15/32	553,611
1,175,000	Newmont Mining Corp 8.625%, 05/15/11	1,426,487

		3,082,877

See accompanying notes to schedule of investments and financial statements.

MSF-129

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio (formerly State Street Research Diversified Portfolio)

Schedule of Investments as of December 31, 2004

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Railroads & Equipment—0.1%
$1,825,000	Norfolk Southern Corp. 9.000%, 03/01/21	$2,455,078

	Real Estate—0.6%
3,000,000	EOP Operating, L.P. 6.800%, 01/15/09	3,288,342
2,325,000	ERP Operating, L.P. 6.630%, 04/13/15 (d)	2,348,643
900,000	iStar Financial, Inc. (REIT) 7.000%, 03/15/08	969,124
500,000	Merry Land & Investment Co., Inc. (REIT) 7.250%, 06/15/05	509,001
1,225,000	Pan Pacific Retail Properties, Inc. 6.125%, 01/15/13	1,285,317
1,250,000	Reckson Operating Partnership (REIT) 5.875%, 08/15/14	1,296,589
525,000	Senior Housing Properties Trust (REIT) 8.625%, 01/15/12	599,812
2,000,000	Vornado Realty Trust (REIT) 5.625%, 06/15/07	2,076,458

		12,373,286

	Retail—0.1%
950,000	J.C. Penney Co., Inc. 8.000%, 03/01/10	1,085,375
250,000	K2, Inc. (144A) 7.375%, 07/01/14	273,750
816,000	Saks, Inc. 7.000%, 12/01/13	833,340

		2,192,465

	Telecommunications—0.1%
1,075,000	AT&T Wireless Services, Inc. 8.750%, 03/01/31	1,449,436
925,000	SBC Communications, Inc. 5.100%, 09/15/14	933,597

		2,383,033

	U.S. Treasury—5.5%
7,300,000	United States Treasury Bond Strips Zero Coupon, 08/15/25 (c)	2,563,994
12,250,000	United States Treasury Bonds 7.250%, 05/15/16 (c)	15,333,558
10,250,000	United States Treasury Bonds 8.875%, 02/15/19 (c)	14,745,988
4,725,000	United States Treasury Bonds 6.250%, 08/15/23 (c)	5,531,756
5,875,000	United States Treasury Bonds 6.250%, 05/15/30 (c)	7,024,068
21,700,000	United States Treasury Notes 7.000%, 07/15/06	23,007,078
10,275,000	United States Treasury Notes 5.625%, 05/15/08 (c)	11,020,739
5,150,000	United States Treasury Notes 6.500%, 02/15/10 (c)	5,830,562
17,975,000	United States Treasury Notes 5.750%, 08/15/10 (c)	19,790,061
4,650,000	United States Treasury Notes 4.000%, 11/15/12 (c)	4,642,188

		109,489,992

Face Amount		Value (Note 1)

	Yankee—1.8%
$950,000	British Telecommunications, Plc. 8.875%, 12/15/30 (d)	$1,272,070
600,000	Corporacion Andina de Fomento 6.875%, 03/15/12 (c)	674,273
1,150,000	Deutsche Telekom International Finance 8.750%, 06/15/30 (d)	1,518,527
1,375,000	EnCana Corp. 6.500%, 08/15/34	1,509,478
975,000	Federative Republic of Brazil 11.000%, 08/17/40 (c)	1,156,838
925,000	France Telecom S.A. 9.250%, 03/01/31 (d) (c)	1,253,923
1,475,000	Granite Mortgages, Plc. 2.450%, 03/20/44 (d)	1,475,000
100,000	Luscar Coal, Ltd. 9.750%, 10/15/11	113,500
1,125,000	Petroleos Mexicanos 6.500%, 02/01/05 (c)	1,128,600
1,325,000	Petronas Capital, Ltd. (144A) 7.875%, 05/22/22	1,652,948
2,425,000	Republic of Argentina 1.980%, 08/03/12	2,061,250
2,100,000	Republic of Chile 5.625%, 07/23/07	2,199,540
925,000	Republic of Columbia 10.750%, 01/15/13 (c)	1,105,375
1,025,000	Republic of Malaysia 7.500%, 07/15/11	1,197,439
2,500,000	Republic of Panama 7.250%, 03/15/15	2,600,000
836,000	Republic of Peru 5.000%, 03/07/17 (d)	798,380
825,000	Republic of South Africa 9.125%, 05/19/09	977,625
975,000	Republic of South Africa 6.500%, 06/02/14	1,067,625
2,075,000	Republic of Turkey 7.250%, 03/15/15	2,132,062
1,550,000	Republic of Venezuela 10.750%, 09/19/13 (c)	1,856,125
550,000	Rogers Wireless Communications, Inc. 6.375%, 03/01/14	544,500
625,000	State of Qatar (144A) 9.750%, 06/15/30	906,250
2,075,000	Telecom Italia Capital (144A) 4.950%, 09/30/14	2,032,958
3,725,000	United Mexican States 4.625%, 10/08/08	3,771,562
775,000	United Mexican States 6.625%, 03/03/15 (c)	832,350
650,000	United Mexican States 8.300%, 08/15/31	761,800

		36,599,998

	Total Bonds & Notes (Identified Cost $659,644,977)	667,958,662

Warrants—0.0%
Shares		Value (Note 1A)

	Commercial Services & Supplies—0.0%
1	Anacomp, Inc. (Class B) (b)	$15

	Total Warrants (Identified Cost $33,141)	15

See accompanying notes to schedule of investments and financial statements.

MSF-130

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio (formerly State Street Research Diversified Portfolio)

Schedule of Investments as of December 31, 2004

Short Term Investments—11.2%

Face Amount		Value (Note 1A)

	Commercial Paper—11.2%
$2,065,000	Caterpillar Financial Services Corp. 2.273%, 01/13/05	$2,063,438
2,766,000	General Electric Capital Corp. 2.371%, 03/11/05	2,753,489
14,429,000	International Lease Finance Corp. 2.136%, 01/06/05	14,424,731
10,952,000	International Lease Finance Corp. 2.208%, 01/19/05	10,939,953
4,508,000	International Lease Finance Corp. 2.358%, 02/10/05	4,496,229
46,824,000	Morgan Stanley 2.324%, 01/13/05	46,787,789
15,000,000	Morgan Stanley 2.345%, 01/20/05	14,981,475
13,613,000	Royal Bank of Scotland 2.224%, 01/03/05	13,611,321
6,004,000	The Goldman Sachs Group, L.P. 2.331%, 01/06/05	6,002,057

Short Term Investments—(Continued)

Face Amount		Value (Note 1A)

	Commercial Paper—(Continued)
$12,794,000	Toyota Motor Credit 2.237%, 01/18/05	$12,780,527
18,738,000	Toyota Motor Credit 2.324%, 01/19/05	18,716,264
20,000,000	UBS Finance, Inc. 2.346%, 01/03/05	19,997,394
33,425,000	UBS Finance, Inc. 2.265%, 01/10/05	33,406,115
20,000,000	UBS Finance, Inc. 2.384%, 02/25/05	19,927,431

		220,888,213

	Total Short Term Investments (Identified Cost $220,888,213)	220,888,213

	Total Investments—108.7% (Identified Cost $1,959,214,812) (a)	2,152,638,356
	Other assets less liabilities	(171,806,601)

	Total Net Assets—100%	$1,980,831,755

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2004	Unrealized Appreciation/ (Depreciation)
Interest Rate Swap 10 Year Futures	3/14/2005	288	$31,777,992	$31,761,000	$(16,992)
U.S. Treasury Notes 5 Year Futures	3/21/2005	153	16,749,244	16,758,281	9,037
U.S. Treasury Notes 2 Year Futures	3/31/2005	211	44,236,365	44,224,281	(12,084)

Futures Contracts Short
U.S. Treasury Notes 10 Year Futures	3/21/2005	(477)	(53,265,178)	(53,394,188)	(129,010)

Net Unrealized Depreciation					$(149,049)

See accompanying notes to schedule of investments and financial statements.

MSF-131

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio (formerly State Street Research Diversified Portfolio)

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$2,152,638,356
Cash		61,425
Collateral for securities loaned		193,270,536
Receivable for:
Securities sold		37,354,721
Fund shares sold		224,046
Futures variation margin		47,457
Dividends and interest		7,942,500
Foreign taxes		37,809

Total Assets		2,391,576,850
Liabilities
Payable for:
Fund shares redeemed	$411,255
Securities purchased	216,148,295
Withholding taxes	18,215
Return of collateral for securities loaned	193,270,536
Accrued expenses:
Management fees	731,944
Service and distribution fees	14,788
Other expenses	150,062

Total Liabilities		410,745,095

Net Assets		$1,980,831,755

Net assets consist of:
Capital paid in		$2,014,157,898
Undistributed net investment income		30,147,177
Accumulated net realized gains (losses)		(256,747,815)
Unrealized appreciation (depreciation) on investments and futures contracts		193,274,495

Net Assets		$1,980,831,755

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,875,195,974 divided by 116,428,477 shares outstanding)		$16.11

Class B
Net asset value and redemption price per share ($20,413,207 divided by 1,273,764 shares outstanding)		$16.03

Class E
Net asset value and redemption price per share ($85,222,574 divided by 5,303,640 shares outstanding)		$16.07

Identified cost of investments		$1,959,214,812

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$19,505,324	(a)
Interest		28,719,316	(b)

		48,224,640
Expenses
Management fees	$8,551,135
Service and distribution fees—Class B	15,698
Service and distribution fees—Class E	113,467
Directors’ fees and expenses	23,099
Custodian	399,722
Audit and tax services	21,371
Legal	47,491
Printing	567,315
Insurance	47,020
Miscellaneous	9,662

Total expenses before reductions	9,795,980
Expense reductions	(220,330)	9,575,650

Net Investment Income		38,648,990

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	148,768,408
Options—net	(12,744)
Foreign currency transactions—net	(104,642)
Futures contracts—net	(1,412,254)	147,238,768

Unrealized appreciation (depreciation) on:
Investments—net	(28,411,295)
Futures contracts—net	(162,820)	(28,574,115)

Net gain (loss)		118,664,653

Net Increase (Decrease) in Net Assets From Operations		$157,313,643

(a)	Net of foreign taxes of $188,299.
(b)	Includes income on securities loaned of $156,207.

See accompanying notes to financial statements.

MSF-132

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio (formerly State Street Research Diversified Portfolio)

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$38,648,990	$36,167,834
Net realized gain	147,238,768	6,663,843
Unrealized appreciation (depreciation)	(28,574,115)	298,364,509

Increase (decrease) in net assets from operations	157,313,643	341,196,186

From Distributions to Shareholders
Net investment income
Class A	(35,761,675)	(66,525,086)
Class E	(1,368,237)	(676,434)

Total distributions	(37,129,912)	(67,201,520)

Increase (decrease) in net assets from capital share transactions	(114,027,761)	278,445

Total increase (decrease) in net assets	6,155,970	274,273,111

Net Assets
Beginning of the period	1,974,675,785	1,700,402,674

End of the period	$1,980,831,755	$1,974,675,785

Undistributed (Overdistributed) Net Investment Income
End of the period	$30,147,177	$25,047,232

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	2,056,939	$31,322,434	2,292,007	$32,056,511
Share issued through acquisition	0	0	5,044,622	65,515,637
Reinvestments	2,369,892	35,761,675	5,141,042	66,525,086
Redemptions	(15,018,684)	(228,103,744)	(14,637,404)	(200,037,582)

Net increase (decrease)	(10,591,853)	$(161,019,635)	(2,159,733)	$(35,940,348)

Class B
Sales	1,331,985	$20,049,295	0	$0
Redemptions	(58,221)	(873,431)	0	0

Net increase (decrease)	1,273,764	$19,175,864	0	$0

Class E
Sales	2,847,828	$43,310,350	2,879,558	$40,159,703
Reinvestments	90,792	1,368,237	52,315	676,434
Redemptions	(1,117,488)	(16,862,577)	(329,053)	(4,617,344)

Net increase (decrease)	1,821,132	$27,816,010	2,602,820	$36,218,793

Increase (decrease) derived from capital share transactions	(7,496,957)	$(114,027,761)	443,087	$278,445

See accompanying notes to financial statements.

MSF-133

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio (formerly State Street Research Diversified Portfolio)

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$15.13	$13.07	$15.51	$18.38	$18.27

Income From Investment Operations
Net investment income	0.32	0.30	0.42	0.49	0.62
Net realized and unrealized gain (loss) on investments	0.95	2.30	(2.53)	(1.62)	(0.43)

Total from investment operations	1.27	2.60	(2.11)	(1.13)	0.19

Less Distributions
Distributions from net investment income	(0.29)	(0.54)	(0.33)	(0.78)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(0.96)	(0.08)

Total distributions	(0.29)	(0.54)	(0.33)	(1.74)	(0.08)

Net Asset Value, End of Period	$16.11	$15.13	$13.07	$15.51	$18.38

Total Return (%)	8.5	20.6	(13.9)	(6.3)	1.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.50	0.51	0.49	0.49	0.46
Ratio of operating expenses to average net assets after expense reductions(%) (d)	0.49	0.50	0.48	0.47	0.46
Ratio of net investment income to average net assets (%)	1.99	2.00	2.68	2.73	3.26
Portfolio turnover rate (%)	232	211	112	131	131
Net assets, end of period (000)	$1,875,196	$1,922,067	$1,688,913	$2,345,064	$2,756,922

	Class B		Class E
	April 26, 2004(a) through December 31, 2004		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$14.97		$15.11	$13.06	$15.51	$16.18

Income From Investment Operations
Net investment income	0.11		0.29	0.41	0.40	0.01
Net realized and unrealized gain (loss) on investments	0.95		0.94	2.17	(2.52)	(0.68)

Total from investment operations	1.06		1.23	2.58	(2.12)	(0.67)

Less Distributions
Distributions from net investment income	0.00		(0.27)	(0.53)	(0.33)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00

Total distributions	0.00		(0.27)	(0.53)	(0.33)	0.00

Net Asset Value, End of Period	$16.03		$16.07	$15.11	$13.06	$15.51

Total Return (%)	7.1	(b)	8.3	20.4	(13.9)	(4.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	(c)	0.65	0.66	0.64	0.64	(c)
Ratio of operating expenses to average net assets after expense reductions(%) (d)	0.74	(c)	0.64	0.65	0.63	0.62	(c)
Ratio of net investment income to average net assets (%)	2.27	(c)	1.88	1.80	2.53	2.58	(c)
Portfolio turnover rate (%)	232		232	211	112	131
Net assets, end of period (000)	$20,413		$85,223	$52,609	$11,490	$22

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-134

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—96.1% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—1.6%
14,400	Northrop Grumman Corp.	$782,784
74,270	United Technologies Corp.	7,675,804

		8,458,588

	Beverages—2.2%
128,400	Anheuser-Busch Cos., Inc.	6,513,732
97,300	PepsiCo, Inc.	5,079,060

		11,592,792

	Biotechnology—2.5%
125,100	Amgen, Inc. (b)	8,025,165
130,400	Applera Corp.—Applied Biosystems Group	2,726,664
7,200	Biogen Idec, Inc. (b)	479,592
22,800	Imclone Systems, Inc. (b)	1,050,624
63,100	Millennium Pharmaceuticals, Inc. (b)	764,772

		13,046,817

	Building Products—0.7%
90,000	American Standard Cos., Inc. (b)	3,718,800

	Capital Markets—0.4%
18,500	The Goldman Sachs Group, Inc.	1,924,740

	Chemicals—1.6%
36,900	Air Products & Chemicals, Inc.	2,139,093
67,100	E. I. du Pont de Nemours & Co.	3,291,255
58,000	The Dow Chemical Co.	2,871,580

		8,301,928

	Commercial Banks—1.9%
158,800	Wells Fargo & Co.	9,869,420

	Commercial Services & Supplies—0.3%
43,200	Allied Waste Industries, Inc. (b)	400,896
35,100	Monster Worldwide, Inc. (b)	1,180,764

		1,581,660

	Communications Equipment—2.7%
352,670	Cisco Systems, Inc. (b)	6,806,531
85,700	Corning, Inc. (b)	1,008,689
299,500	JDS Uniphase Corp. (b)	949,415
36,800	Polycom, Inc. (b)	858,176
105,800	QUALCOMM, Inc.	4,485,920

		14,108,731

	Computers & Peripherals—1.9%
16,500	Apple Computer, Inc. (b)	1,062,600
26,000	International Business Machines Corp.	2,563,080
16,600	Lexmark International, Inc. (Class A) (b)	1,411,000
109,200	Seagate Technology (b)	1,885,884
599,100	Sun Microsystems, Inc. (b)	3,223,158

		10,145,722

	Construction & Engineering—1.0%
99,800	Fluor Corp.	5,440,098

Shares		Value (Note 1)

	Consumer Finance—2.3%
42,600	AmeriCredit Corp. (b)	$1,041,570
205,000	SLM Corp.	10,944,950

		11,986,520

	Diversified Financial Services—2.2%
302,172	JPMorgan Chase & Co.	11,787,730

	Diversified Telecommunication Services—3.3%
53,800	Qwest Communications International, Inc. (b)	238,872
52,077	SBC Communications, Inc.	1,342,024
510,650	Sprint Corp.	12,689,653
69,438	Verizon Communications, Inc.	2,812,933

		17,083,482

	Electrical Equipment—0.6%
34,400	Cooper Industries, Ltd. (Class A)	2,335,416
13,000	Emerson Electric Co.	911,300

		3,246,716

	Electronic Equipment & Instruments—2.0%
172,900	Agilent Technologies, Inc. (b)	4,166,890
87,400	Avnet, Inc. (b)	1,594,176
117,600	Flextronics International, Ltd. (b)	1,625,232
111,600	Jabil Circuit, Inc. (b)	2,854,728

		10,241,026

	Energy Equipment & Services—3.2%
54,500	Baker Hughes, Inc.	2,325,515
21,300	BJ Services Co.	991,302
103,300	Schlumberger, Ltd.	6,915,935
77,100	Transocean, Inc. (b)	3,268,269
64,800	Weatherford International, Ltd. (b)	3,324,240

		16,825,261

	Food & Staples Retailing—1.7%
118,200	Costco Wholesale Corp.	5,722,062
78,000	Sysco Corp.	2,977,260

		8,699,322

	Food Products—2.1%
110,700	Campbell Soup Co.	3,308,823
107,100	Kraft Foods, Inc. (Class A)	3,813,831
57,400	Unilever NV	3,829,154

		10,951,808

	Gas Utilities—0.4%
47,860	Kinder Morgan Management, L.L.C. (b)	1,947,902

	Health Care Equipment & Supplies—2.2%
38,600	Becton, Dickinson & Co.	2,192,480
69,600	Boston Scientific Corp. (b)	2,474,280
78,272	Guidant Corp.	5,643,411
29,300	Medtronic, Inc.	1,455,331

		11,765,502

See accompanying notes to schedule of investments and financial statements.

MSF-135

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Health Care Providers & Services—2.8%
24,900	DaVita, Inc. (b)	$984,297
151,600	Lincare Holdings, Inc. (b)	6,465,740
43,500	Medco Health Solutions, Inc. (b)	1,809,600
96,700	Tenet Healthcare Corp. (b)	1,061,766
22,300	Triad Hospitals, Inc. (b)	829,783
29,500	WellPoint, Inc. (b)	3,392,500

		14,543,686

	Hotels, Restaurants & Leisure—1.1%
78,500	Carnival Corp.	4,523,955
11,700	Las Vegas Sands Corp. (b)	561,600
23,600	McDonald’s Corp.	756,616

		5,842,171

	Household Products—0.9%
20,700	Kimberly-Clark Corp.	1,362,267
65,100	The Procter & Gamble Co.	3,585,708

		4,947,975

	IT Services—2.1%
112,200	Affiliated Computer Services, Inc. (Class A) (b)	6,753,318
72,900	Automatic Data Processing, Inc.	3,233,115
29,100	Checkfree Corp. (b)	1,108,128

		11,094,561

	Industrial Conglomerates—2.9%
361,700	General Electric Co.	13,202,050
13,000	Siemens AG (ADR)	1,100,710
29,000	Tyco International, Ltd.	1,036,460

		15,339,220

	Insurance—3.3%
67,500	American International Group, Inc.	4,432,725
68	Berkshire Hathaway, Inc. (Class A) (b)	5,977,200
10,000	Everest Re Group, Ltd.	895,600
19,800	Hartford Financial Services Group, Inc.	1,372,338
25,000	The Chubb Corp.	1,922,500
34,700	XL Capital, Ltd. (Class A)	2,694,455

		17,294,818

	Internet & Catalog Retail—1.8%
31,600	Amazon.com, Inc. (b)	1,399,564
40,600	eBay, Inc. (b)	4,720,968
126,800	IAC/InterActiveCorp. (b)	3,502,216

		9,622,748

	Internet Software & Services—0.4%
4,600	Google, Inc. (Class A) (b)	888,260
37,600	VeriSign, Inc. (b)	1,260,352

		2,148,612

	Leisure Equipment & Products—0.2%
66,100	Mattel, Inc.	1,288,289

Shares		Value (Note 1)

	Machinery—1.1%
28,200	Illinois Tool Works, Inc.	$2,613,576
36,800	Ingersoll-Rand Co., Ltd. (Class A)	2,955,040

		5,568,616

	Media—3.7%
83,732	Cablevision Systems Corp. (Class A) (b)	2,084,927
33,400	Comcast Corp. (Class A) (b)	1,111,552
17,100	Knight-Ridder, Inc.	1,144,674
11,400	Omnicom Group, Inc.	961,248
137,384	The DIRECTV Group, Inc. (b)	2,299,808
9,900	The Walt Disney Co.	275,220
402,800	Time Warner, Inc. (b)	7,830,432
99,500	Viacom, Inc. (Class B)	3,620,805

		19,328,666

	Metals & Mining—0.6%
107,116	Alcoa, Inc.	3,365,585

	Multi-Utilities—1.7%
186,200	Duke Energy Co.	4,716,446
26,100	Equitable Resources, Inc.	1,583,226
188,600	The AES Corp. (b)	2,578,162

		8,877,834

	Multiline Retail—0.9%
90,500	Dollar Tree Stores, Inc. (b)	2,595,540
38,400	Target Corp.	1,994,112

		4,589,652

	Oil & Gas—5.9%
200,500	Exxon Mobil Corp.	10,277,630
20,566	Kinder Morgan, Inc.	1,503,992
155,600	Royal Dutch Petroleum Co.	8,928,328
42,700	Shell Transport & Trading Co., Plc (ADR).	2,194,780
77,400	The Williams Cos., Inc.	1,260,846
150,400	Unocal Corp.	6,503,296

		30,668,872

	Paper & Forest Products—0.4%
51,900	International Paper Co.	2,179,800

	Personal Products—0.5%
48,400	Avon Products, Inc.	1,873,080
18,700	The Estee Lauder Cos., Inc. (Class A)	855,899

		2,728,979

	Pharmaceuticals—9.7%
115,500	Allergan, Inc.	9,363,585
396,900	AstraZeneca, Plc. (ADR)	14,443,191
27,400	Elan Corp., Plc. (ADR) (b)	746,650
130,500	Eli Lilly & Co.	7,405,875
299,200	Forest Laboratories, Inc. (b)	13,422,112
80,400	Pfizer, Inc.	2,161,956
109,000	Teva Pharmaceutical Industries, Ltd. (ADR)	3,254,740

		50,798,109

See accompanying notes to schedule of investments and financial statements.

MSF-136

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Real Estate—0.2%
26,180	General Growth Properties, Inc. (REIT)	$946,669

	Road & Rail—0.3%
21,800	Union Pacific Corp.	1,466,050

	Semiconductor & Semiconductor Equipment—7.0%
70,000	Advanced Micro Devices, Inc. (b)	1,541,400
139,200	Altera Corp. (b)	2,881,440
552,500	Applied Materials, Inc. (b)	9,447,750
314,400	Applied Micro Circuits Corp. (b)	1,323,624
53,100	ASML Holding NV (b)	844,821
60,500	Credence Systems Corp. (b)	553,575
137,400	Intel Corp.	3,213,786
150,100	KLA-Tencor Corp. (b)	6,991,658
33,700	Lam Research Corp. (b)	974,267
28,900	Linear Technology Corp.	1,120,164
101,500	Micron Technology, Inc. (b)	1,253,525
38,700	Novellus Systems, Inc. (b)	1,079,343
135,400	PMC-Sierra, Inc. (b)	1,523,250
140,300	Teradyne, Inc. (b)	2,394,921
61,000	Xilinx, Inc.	1,808,650

		36,952,174

	Software—2.0%
54,100	Cadence Design Systems, Inc. (b)	747,121
309,400	Microsoft Corp.	8,264,074
31,700	SAP AG (ADR)	1,401,457

		10,412,652

	Specialty Retail—3.0%
55,200	AutoNation, Inc. (b)	1,060,392
160,100	Lowe’s Cos., Inc.	9,220,159
36,400	Officemax, Inc.	1,142,232
58,900	RadioShack Corp.	1,936,632
66,500	Williams-Sonoma, Inc. (b)	2,330,160

		15,689,575

	Thrifts & Mortgage Finance—5.4%
74,000	Federal Home Loan Mortgage Corp.	5,453,800
93,200	Federal National Mortgage Association	6,636,772
24,000	Golden West Financial Corp.	1,474,080
53,000	The PMI Group, Inc.	2,212,750
299,100	Washington Mutual, Inc.	12,645,948

		28,423,350

	Tobacco—1.3%
108,500	Altria Group, Inc.	6,629,350

	Wireless Telecommunication Services—0.1%
24,600	American Tower Corp. (Class A) (b)	452,640

	Total Common Stocks (Identified Cost $435,058,566)	503,925,218

Short Term Investments—4.4%
Face Amount		Value (Note 1)

	Repurchase Agreement—4.4%
$22,944,000	State Street Corp. Repurchase Agreement dated 12/31/04 at 0.900% to be repurchased at $22,945,721 on 01/03/05, collateralized by $19,520,000 U.S. Treasury Bond 6.250% due 05/15/30 with a value of $23,408,228.	$22,944,000

	Total Short Term Investments (Identified Cost $22,944,000)	22,944,000

	Total Investments—100.5% (Identified Cost $458,002,566) (a)	526,869,218
	Other assets less liabilities	(2,490,853)

	Total Net Assets—100%	$524,378,365

See accompanying notes to schedule of investments and financial statements.

MSF-137

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$526,869,218
Cash		3
Receivable for:
Fund shares sold		66,551
Dividends and interest		392,967

Total Assets		527,328,739
Liabilities
Payable for:
Fund shares redeemed	$257,095
Securities purchased	2,317,484
Accrued expenses:
Management fees	294,060
Service and distribution fees	14,125
Deferred directors fees	4,260
Other expenses	63,350

Total Liabilities		2,950,374

Net Assets		$524,378,365

Net assets consist of:
Capital paid in		$486,417,162
Undistributed net investment income		82,982
Accumulated net realized gains (losses)		(30,988,431)
Unrealized appreciation (depreciation) on investments and foreign currency		68,866,652

Net Assets		$524,378,365

Computation of offering price:
Class A
Net asset value and redemption price per share ($455,938,012 divided by 39,110,060 shares outstanding)		$11.66

Class B
Net asset value and redemption price per share ($68,440,353 divided by 5,887,192 shares outstanding)		$11.63

Identified cost of investments		$458,002,566

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$5,869,528	(a)
Interest		113,428

		5,982,956
Expenses
Management fees	$2,664,106
Service and distribution fees—Class B	107,206
Directors’ fees and expenses	23,589
Custodian	102,428
Audit and tax services	21,371
Legal	9,641
Printing	113,946
Insurance	7,938
Miscellaneous	3,682

Total expenses before reductions	3,053,907
Expense reductions	(25,254)	3,028,653

Net Investment Income		2,954,303

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	24,263,509
Foreign currency transactions—net	103	24,263,612

Unrealized appreciation (depreciation) on:
Investments—net		23,824,721

Net gain (loss)		48,088,333

Net Increase (Decrease) in Net Assets From Operations		$51,042,636

(a)	Net of foreign taxes of $102,669.

See accompanying notes to financial statements.

MSF-138

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$2,954,303	$2,115,586
Net realized gain (loss)	24,263,612	(13,613,278)
Unrealized appreciation (depreciation)	23,824,721	119,543,671

Increase (decrease) in net assets from operations	51,042,636	108,045,979

From Distributions to Shareholders
Net investment income
Class A	(4,475,104)	(1,896,107)
Class B	(466,474)	(74,383)

Total distributions	(4,941,578)	(1,970,490)

Increase (decrease) in net assets from capital share transactions	97,990,337	(44,022,878)

Total increase (decrease) in net assets	144,091,395	62,052,611

Net Assets
Beginning of the period	380,286,970	318,234,359

End of the period	$524,378,365	$380,286,970

Undistributed (Overdistributed) Net Investment Income
End of the period	$82,982	$2,100,184

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	1,218,348	$13,152,515	822,257	$7,885,033
Shares issued through acquisition	9,612,487	97,837,967	0	0
Reinvestments	403,072	4,475,104	230,390	1,896,107
Redemptions	(4,669,341)	(51,561,002)	(7,611,822)	(67,226,930)

Net increase (decrease)	6,564,566	$63,904,584	(6,559,175)	$(57,445,790)

Class B
Sales	2,953,353	$32,254,619	1,824,183	$16,950,456
Shares issued through acquisition	941,307	8,812,008	0	0
Reinvestments	42,116	466,474	9,060	74,383
Redemptions	(686,519)	(7,447,348)	(356,241)	(3,601,927)

Net increase (decrease)	3,250,257	$34,085,753	1,477,002	$13,422,912

Increase (decrease) derived from capital share transactions	9,814,823	$97,990,337	(5,082,173)	$(44,022,878)

See accompanying notes to financial statements.

MSF-139

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Financial Highlights

	Class A
	Year Ended December 31,		May 1, 2002(a) through December 31, 2002
	2004	2003
Net Asset Value, Beginning of Period	$10.81	$7.90	$10.00

Income From Investment Operations
Net investment income	0.09	0.07	0.05
Net realized and unrealized gain (loss) on investments	0.91	2.89	(2.15)

Total from investment operations	1.00	2.96	(2.10)

Less Distributions
Distributions from net investment income	(0.15)	(0.05)	0.00

Total Distributions	(0.15)	(0.05)	0.00

Net Asset Value, End of Period	$11.66	$10.81	$7.90

Total Return (%)	9.3	37.7	(21.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.76	0.74	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.74	0.74	0.60	(c)
Ratio of net investment income to average net assets (%)	0.77	0.65	0.88	(c)
Portfolio turnover rate (%)	45	27	30	(c)
Net assets, end of period (000)	$455,938	$351,867	$309,078

	Class B
	Year Ended December 31,		May 1, 2002(a) through December 31, 2002
	2004	2003
Net Asset Value, Beginning of Period	$10.78	$7.89	$10.00

Income From Investment Operations
Net investment income	0.07	0.04	0.02
Net realized and unrealized gain (loss) on investments	0.90	2.90	(2.13)

Total from investment operations	0.97	2.94	(2.11)

Less Distributions
Distributions from net investment income	(0.12)	(0.05)	0.00

Total Distributions	(0.12)	(0.05)	0.00

Net Asset Value, End of Period	$11.63	$10.78	$7.89

Total Return (%)	9.0	37.4	(21.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	1.01	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.99	0.99	0.85	(c)
Ratio of net investment income to average net assets (%)	0.56	0.39	0.63	(c)
Portfolio turnover rate (%)	45	27	30	(c)
Net assets, end of period (000)	$68,440	$28,420	$9,157

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-140

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—92.4% of Total Net Assets

Shares		Value (Note 1)

	Air Freight & Logistics—0.8%
251,400	United Parcel Service, Inc. (Class B)	$21,484,644

	Beverages—2.2%
667,800	Diageo, Plc. (ADR) (c)	38,652,264
684,590	Heineken Holding (Class A) (c), (EUR)	20,615,693

		59,267,957

	Capital Markets—1.1%
375,210	Morgan Stanley	20,831,659
198,000	State Street Corp.	9,725,760

		30,557,419

	Commercial Banks—9.0%
590,501	Fifth Third Bancorp (c)	27,918,887
5,292,022	HSBC Holdings, Plc., (GBP)	89,060,539
696,500	Lloyds TSB Group, Plc. (ADR) (c)	25,624,235
1,539,500	Wells Fargo & Co.	95,679,925

		238,283,586

	Commercial Services & Supplies—3.1%
353,900	D&B Corp. (b)	21,110,135
585,600	H&R Block, Inc.	28,694,400
803,500	Iron Mountain, Inc. (b) (c)	24,498,715
3,186,900	Rentokil Initial, Plc., (GBP)	9,015,340

		83,318,590

	Communications Equipment—0.3%
489,900	Nokia Corp. (ADR)	7,676,733

	Computers & Peripherals—1.7%
528,900	Lexmark International, Inc. (Class A) (b)	44,956,500

	Construction Materials—1.7%
397,900	Martin Marietta Materials, Inc. (c)	21,351,314
440,300	Vulcan Materials Co.	24,044,783

		45,396,097

	Consumer Finance—8.5%
3,444,300	American Express Co.	194,155,191
833,300	Providian Financial Corp. (b)	13,724,451
285,770	Takefuji Corp. (c), (JPY)	19,268,253

		227,147,895

	Containers & Packaging—2.5%
1,246,400	Sealed Air Corp. (b)	66,395,728

	Diversified Financial Services—7.9%
1,901,473	Citigroup, Inc.	91,612,969
1,862,008	JPMorgan Chase & Co.	72,636,932
394,000	Moody’s Corp.	34,218,900
257,700	Principal Financial Group, Inc.	10,550,238

		209,019,039

	Energy Equipment & Services—0.7%
425,700	Transocean, Inc. (b)	18,045,423

Shares		Value (Note 1)

	Food & Staples Retailing—3.2%
1,769,300	Costco Wholesale Corp.	$85,651,813

	Food Products—1.0%
484,900	Hershey Foods Corp.	26,931,346

	Health Care Providers & Services—2.1%
488,100	Cardinal Health, Inc. (c)	28,383,015
658,400	HCA, Inc.	26,309,664

		54,692,679

	Household Durables—0.0%
7,000	Hunter Douglas NV, (EUR)	371,761

	Industrial Conglomerates—4.3%
3,165,989	Tyco International, Ltd.	113,152,447

	Insurance—16.8%
1,764,107	American International Group, Inc.	115,848,907
858,500	Aon Corp.	20,483,810
1,071	Berkshire Hathaway, Inc. (Class A) (b)	94,140,900
1,306	Berkshire Hathaway, Inc. (Class B) (b)	3,834,416
59,600	Everest Re Group, Ltd.	5,337,776
704,800	Loews Corp.	49,547,440
7,700	Markel Corp. (b) (c)	2,802,800
829,100	Marsh & McLennan Cos., Inc.	27,277,390
151,200	Sun Life Financial (c)	5,071,248
161,100	The Chubb Corp.	12,388,590
934,500	The Progressive Corp.	79,282,980
494,356	Transatlantic Holdings, Inc. (c)	30,566,031

		446,582,288

	Internet Software & Services—0.5%
478,100	IAC/InterActiveCorp. (b) (c)	13,205,122

	Media—4.3%
1,809,755	Comcast Corp. (Special Class A) (b)	59,432,354
163,800	Gannett Co., Inc.	13,382,460
429,577	Lagardere S.C.A. (c), (EUR)	30,853,187
175,800	WPP Group, Plc. (ADR) (c)	9,607,470

		113,275,471

	Oil & Gas—7.3%
747,204	ConocoPhillips	64,879,723
1,353,116	Devon Energy Corp.	52,663,275
548,500	EOG Resources, Inc.	39,140,960
661,200	Occidental Petroleum Corp.	38,587,632

		195,271,590

	Pharmaceuticals—1.4%
450,600	Eli Lilly & Co.	25,571,550
233,000	Novartis AG, (CHF)	11,693,680

		37,265,230

See accompanying notes to schedule of investments and financial statements.

MSF-141

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Real Estate—1.5%
72,400	CenterPoint Properties Trust (REIT) (c)	$3,467,236
1,027,078	General Growth Properties, Inc. (REIT)	37,139,141

		40,606,377

	Software—0.9%
896,500	Microsoft Corp.	23,945,515

	Specialty Retail—0.8%
242,800	AutoZone, Inc. (b) (c)	22,170,068

	Thrifts & Mortgage Finance—2.9%
1,240,800	Golden West Financial Corp.	76,209,936

	Tobacco—5.4%
2,346,400	Altria Group, Inc.	143,365,040

	Wireless Telecommunication Services—0.5%
576,500	SK Telecom, Ltd. (ADR) (c)	12,827,125

	Total Common Stocks (Identified Cost $1,906,324,172)	2,457,073,419

Short Term Investments—7.8%
Face Amount		Value (Note 1)

	Commercial Paper—7.8%
$15,533,000	Altamira Funding, L.L.C. 2.350%, 1/7/05	$15,526,916
40,000,000	Federal National Mortgage Association 2.240%, 01/03/05	39,995,022
52,270,000	RaboBank USA Financial Corp. 2.170%, 01/03/05	52,263,699
50,000,000	San Paolo U.S. Finance Co. 2.330%, 01/06/05	49,983,819
49,296,000	UBS Finance, Inc. 2.390%, 01/04/05	49,286,182

		207,055,638

	Total Short Term Investments (Identified Cost $207,055,638)	207,055,638

	Total Investments—100.2% (Identified Cost $2,113,379,810) (a)	2,664,129,057
	Other assets less liabilities	(4,755,541)

	Total Net Assets—100%	$2,659,373,516

See accompanying notes to schedule of investments and financial statements.

MSF-142

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$2,664,129,057
Cash		520
Collateral for securities loaned		112,897,363
Receivable for:
Fund shares sold		11,679,264
Dividends and interest		3,824,123
Foreign taxes		1,578

Total Assets		2,792,531,905
Liabilities
Payable for:
Fund shares redeemed	$10,454,694
Securities purchased	7,737,719
Withholding taxes	128,975
Return of collateral for securities loaned	112,897,363
Accrued expenses:
Management fees	1,571,114
Service and distribution fees	173,016
Deferred directors fees	39,045
Other expenses	156,463

Total Liabilities		133,158,389

Net Assets		$2,659,373,516

Net assets consist of:
Capital paid in		$2,208,139,914
Undistributed net investment income		18,679,455
Accumulated net realized gains (losses)		(118,194,921)
Unrealized appreciation (depreciation) on investments and foreign currency		550,749,068

Net Assets		$2,659,373,516

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,413,952,743 divided by 50,092,402 shares outstanding)		$28.23

Class B
Net asset value and redemption price per share ($56,301,462 divided by 2,005,932 shares outstanding)		$28.07

Class E
Net asset value and redemption price per share ($1,189,119,311 divided by 42,331,859 shares outstanding)		$28.09

Identified cost of investments		$2,113,379,810

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$34,448,334	(a)
Interest		1,927,980	(b)

		36,376,314
Expenses
Management fees	$14,953,170
Service and distribution fees—Class B	37,198
Service and distribution fees—Class E	1,732,373
Directors’ fees and expenses	27,556
Custodian	330,210
Audit and tax services	21,371
Legal	53,294
Printing	620,999
Insurance	35,934
Miscellaneous	4,861

Total expenses before reductions	17,816,966
Expense reductions	(147,413)	17,669,553

Net Investment Income		18,706,761

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(11,015,828)
Foreign currency transactions—net	(165,501)	(11,181,329)

Unrealized appreciation (depreciation) on:
Investments—net	253,601,920
Foreign currency transactions—net	(377)	253,601,543

Net gain (loss)		242,420,214

Net Increase (Decrease) in Net Assets From Operations		$261,126,975

(a)	Net of foreign taxes of $837,283.
(b)	Income on securities loaned of $166,724.

See accompanying notes to financial statements.

MSF-143

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$18,706,761	$10,290,936
Net realized gain (loss)	(11,181,329)	(25,702,377)
Unrealized appreciation (depreciation)	253,601,543	348,931,760

Increase (decrease) in net assets from operations	261,126,975	333,520,319

From Distributions to Shareholders
Net investment income
Class A	(5,085,804)	(2,753,339)
Class B	(4,793)	(164)
Class E	(5,090,726)	(1,148,836)

Total distributions	(10,181,323)	(3,902,339)

Increase (decrease) in net assets from capital share transactions	809,322,577	370,554,109

Total increase (decrease) in net assets	1,060,268,229	700,172,089

Net Assets
Beginning of the period	1,599,105,287	898,933,198

End of the period	$2,659,373,516	$1,599,105,287

Undistributed (Overdistributed) Net Investment Income
End of the period	$18,679,455	$10,324,753

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	23,804,408	$650,651,338	6,812,909	$144,673,559
Reinvestments	193,745	5,085,804	141,633	2,753,339
Redemptions	(7,321,122)	(191,979,808)	(8,392,834)	(176,686,666)

Net increase (decrease)	16,677,031	$463,757,334	(1,438,292)	$(29,259,768)

Class B
Sales	2,052,930	$54,140,216	23,194	$524,018
Reinvestments	183	4,793	8	164
Redemptions	(68,895)	(1,799,621)	(1,562)	(35,456)

Net increase (decrease)	1,984,218	52,345,388	21,640	$488,726

Class E
Sales	30,453,065	$784,767,765	21,527,718	$465,492,205
Reinvestments	194,674	5,090,726	59,249	1,148,836
Redemptions	(18,265,685)	(496,638,636)	(3,183,283)	(67,315,890)

Net increase (decrease)	12,382,054	$293,219,855	18,403,684	$399,325,151

Increase (decrease) derived from capital share transactions	31,043,303	$809,322,577	16,987,032	$370,554,109

See accompanying notes to financial statements.

MSF-144

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights

	Class A
	Year Ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$25.27	$19.39	$23.39	$29.20	$26.67

Income From Investment Operations
Net investment income	0.15	0.21	0.17	0.12	0.16
Net realized and unrealized gain (loss) on investments	2.96	5.75	(3.98)	(3.07)	2.37

Total from investment operations	3.11	5.96	(3.81)	(2.95)	2.53

Less Distributions
Distributions from net investment income	(0.15)	(0.08)	(0.19)	(0.15)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(2.71)	0.00

Total distributions	(0.15)	(0.08)	(0.19)	(2.86)	0.00

Net Asset Value, End of Period	$28.23	$25.27	$19.39	$23.39	$29.20

Total Return (%)	12.4	30.9	(16.4)	(11.1)	9.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.79	0.80	0.83	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.77	0.79	0.78	0.82	0.79
Ratio of net investment income to average net assets (%)	0.97	0.95	0.79	0.55	0.62
Portfolio turnover rate (%)	5	12	24	21	25
Net assets, end of period (000)	$1,413,953	$844,547	$675,704	$878,630	$925,265

	Class B				Class E
	Year Ended December 31,		July 30, 2002(a) through December 31, 2002		Year ended December 31,			February 20, 2001(a) through December 31, 2001
	2004	2003			2004	2003	2002
Net Asset Value, Beginning of Period	$25.18	$19.33	$19.64		$25.18	$19.33	$23.35	$25.29

Income From Investment Operations
Net investment income	0.14	0.07	0.04		0.23	0.14	0.16	0.02
Net realized and unrealized gain (loss) on investments	2.86	5.85	(0.35)		2.82	5.78	(4.01)	(1.96)

Total from investment operations	3.00	5.92	(0.31)		3.05	5.92	(3.85)	(1.94)

Less Distributions
Distributions from net investment income	(0.11)	(0.07)	0.00		(0.14)	(0.07)	(0.17)	0.00

Total distributions	(0.11)	(0.07)	0.00		(0.14)	(0.07)	(0.17)	0.00

Net Asset Value, End of Period	$28.07	$25.18	$19.33		$28.09	$25.18	$19.33	$23.35

Total Return (%)	12.0	30.7	(1.6	)(b)	12.1	30.7	(16.6)	(7.7	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	1.04	1.05	(c)	0.93	0.94	0.95	0.98	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.02	1.04	1.03	(c)	0.92	0.94	0.93	0.97	(c)
Ratio of net investment income to average net assets (%)	0.92	0.73	0.52	(c)	0.85	0.81	0.64	0.47	(c)
Portfolio turnover rate (%)	5	12	24		5	12	24	21
Net assets, end of period (000)	$56,301	$547	$1		$1,189,119	$754,011	$223,228	$42,132

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-145

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—99.6% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—4.1%
10,900	Engineered Support Systems, Inc.	$645,498
395,600	Honeywell International, Inc.	14,008,196
51,300	Lockheed Martin Corp.	2,849,715
30,400	Precision Castparts Corp.	1,996,672
66,100	Raytheon Co.	2,566,663
42,500	The Boeing Co.	2,200,225

		24,266,969

	Air Freight & Logistics—0.2%
22,200	Expeditors International of Washington, Inc.	1,240,536

	Airlines—0.5%
49,500	AirTran Holdings, Inc. (b)	529,650
112,100	Delta Air Lines, Inc. (b)	838,508
109,600	Southwest Airlines Co.	1,784,288

		3,152,446

	Beverages—0.3%
28,400	PepsiCo, Inc.	1,482,480

	Biotechnology—0.8%
11,500	Biogen Idec, Inc. (b)	766,015
111,000	BioMarin Pharmaceutical, Inc. (b)	709,290
27,600	Genentech, Inc. (b)	1,502,544
44,100	MedImmune, Inc. (b)	1,195,551
33,200	Millennium Pharmaceuticals, Inc. (b)	402,384

		4,575,784

	Building Products—1.2%
185,300	Masco Corp.	6,769,009

	Capital Markets—4.0%
49,900	Lehman Brothers Holdings, Inc.	4,365,252
152,900	Merrill Lynch & Co., Inc.	9,138,833
80,800	Morgan Stanley	4,486,016
26,800	State Street Corp.	1,316,416
35,800	The Bear Stearns Cos., Inc.	3,662,698
74,100	TradeStation Group, Inc.	520,182

		23,489,397

	Chemicals—5.2%
177,000	E. I. du Pont de Nemours & Co.	8,681,850
284,615	Lyondell Chemical Co.	8,231,066
63,900	Monsanto Co.	3,549,645
32,700	Mosaic Co.	533,664
65,870	Olin Corp.	1,450,457
127,600	The Dow Chemical Co.	6,317,476
25,200	The Lubrizol Corp.	928,872
32,500	UAP Holdings Corp. (b)	561,275
12,400	Valspar Corp.	620,124

		30,874,429

	Commercial Banks—6.5%
63,600	Banco Bradesco S.A. (ADR)	1,593,816
414,854	Bank of America Corp.	19,493,989
29,700	Texas Capital Bancshares, Inc. (b)	642,114
38,200	UCBH Holdings, Inc.	1,750,324

Shares		Value (Note 1)

	Commercial Banks—(Continued)
30,192	W Holding Co., Inc.	$692,605
213,974	Wachovia Corp.	11,255,032
42,700	Wells Fargo & Co.	2,653,805

		38,081,685

	Commercial Services & Supplies—2.5%
29,000	Apollo Group, Inc. (Class A) (b)	2,340,590
61,300	Career Education Corp. (b)	2,452,000
87,584	Cintas Corp.	3,841,434
57,800	Nalco Holding Co. (b)	1,128,256
54,600	On Assignment, Inc. (b)	283,374
158,200	Robert Half International, Inc.	4,655,826

		14,701,480

	Communications Equipment—1.7%
30,300	Cisco Systems, Inc. (b)	584,790
84,300	Comverse Technology, Inc. (b)	2,061,135
128,600	Foundry Networks, Inc. (b)	1,692,376
104,900	Juniper Networks, Inc. (b)	2,852,231
42,100	QUALCOMM, Inc.	1,785,040
15,900	SpectraSite, Inc. (b)	920,610

		9,896,182

	Computers & Peripherals—0.8%
21,900	International Business Machines Corp.	2,158,902
118,300	Sun Microsystems, Inc. (b)	636,454
192,700	Western Digital Corp. (b)	2,088,868

		4,884,224

	Construction & Engineering—1.2%
56,200	Chicago Building & Iron Co., NV	2,248,000
58,500	Fluor Corp.	3,188,835
31,800	Jacobs Engineering Group, Inc. (b)	1,519,722

		6,956,557

	Consumer Finance—0.5%
20,100	Capital One Financial Corp.	1,692,621
46,300	MBNA Corp.	1,305,197

		2,997,818

	Containers & Packaging—1.6%
48,200	Crown Holdings, Inc. (144A) (b)	662,268
99,300	Owens-Illinois, Inc. (b)	2,249,145
106,800	Packaging Corp. of America	2,515,140
205,754	Smurfit-Stone Container Corp. (b)	3,843,485

		9,270,038

	Distributors—0.1%
24,400	WESCO International, Inc. (b)	723,216

	Diversified Financial Services—1.7%
4,500	Asset Acceptence Capital Corp. (b)	95,850
146,766	Citigroup, Inc.	7,071,186
79,328	JPMorgan Chase & Co.	3,094,585

		10,261,621

See accompanying notes to schedule of investments and financial statements.

MSF-146

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Diversified Telecommunication Services—3.8%
191,200	MasTec, Inc. (b)	$1,933,032
433,000	SBC Communications, Inc.	11,158,410
107,200	Telewest Global, Inc. (b)	1,884,576
182,900	Verizon Communications, Inc.	7,409,279

		22,385,297

	Electric Utilities—1.6%
43,000	Entergy Corp.	2,906,370
42,100	FirstEnergy Corp.	1,663,371
57,800	PG&E Corp. (b)	1,923,584
33,100	PPL Corp.	1,763,568
21,400	The Southern Co.	717,328
8,700	TXU Corp.	561,672

		9,535,893

	Electrical Equipment—0.1%
13,800	Rockwell Automation, Inc.	683,790

	Electronic Equipment & Instruments—1.0%
25,000	Amphenol Corp. (Class A) (b)	918,500
54,300	Flextronics International, Ltd. (b)	750,426
22,500	National Instruments Corp.	613,125
3,040	Samsung Electronics Co., Ltd., (KRW)	1,326,666
36,100	Solectron Corp. (b)	192,413
108,200	Symbol Technologies, Inc.	1,871,860

		5,672,990

	Energy Equipment & Services—4.9%
13,600	Baker Hughes, Inc.	580,312
25,300	BJ Services Co.	1,177,462
45,240	ENSCO International, Inc.	1,435,918
18,300	FMC Technologies, Inc. (b)	589,260
65,000	GlobalSantaFe Corp.	2,152,150
134,900	Halliburton Co.	5,293,476
35,000	Hornbeck Offshore Services, Inc.	675,500
137,600	Pride International, Inc. (b)	2,826,304
31,500	Rowan Cos., Inc. (b)	815,850
18,200	Schlumberger, Ltd.	1,218,490
35,000	Smith International, Inc. (b)	1,904,350
91,200	Transocean, Inc. (b)	3,865,968
114,700	Varco International, Inc. (b)	3,343,505
53,400	Weatherford International, Ltd. (b)	2,739,420

		28,617,965

	Food & Staples Retailing—0.5%
44,900	Albertson’s, Inc.	1,072,212
102,900	Safeway, Inc. (b)	2,031,246

		3,103,458

	Food Products—0.3%
21,900	Bunge, Ltd.	1,248,519
20,500	Smithfield Foods, Inc. (b)	606,595

		1,855,114

Shares		Value (Note 1)

	Health Care Equipment & Supplies—4.1%
279,400	Baxter International, Inc.	$9,650,476
31,300	Dade Behring Holdings, Inc. (b)	1,752,800
36,600	Guidant Corp.	2,638,860
94,700	Medtronic, Inc.	4,703,749
65,700	PerkinElmer, Inc.	1,477,593
29,100	Thermo Electron Corp. (b)	878,529
70,800	Waters Corp. (b)	3,312,732

		24,414,739

	Health Care Providers & Services—1.6%
80,800	McKesson Corp.	2,541,968
31,800	Sierra Health Services, Inc. (b)	1,752,498
61,300	UnitedHealth Group, Inc.	5,396,239

		9,690,705

	Hotels, Restaurants & Leisure—1.0%
169,000	McDonald’s Corp.	5,418,140
13,400	Wendy’s International, Inc.	526,084

		5,944,224

	Household Durables—1.1%
43,300	Centex Corp.	2,579,814
24,200	KB HOME	2,526,480
37,000	Sony Corp. (ADR)	1,441,520

		6,547,814

	Household Products—0.2%
14,700	The Clorox Co.	866,271

	IT Services—0.7%
60,300	Affiliated Computer Services, Inc. (Class A) (b)	3,629,457
36,200	BearingPoint, Inc. (b)	290,686

		3,920,143

	Industrial Conglomerates—8.2%
980,100	General Electric Co.	35,773,650
50,600	Hexcel Corp. (b)	733,700
13,000	Siemens AG (ADR)	1,100,710
300,400	Tyco International, Ltd.	10,736,296

		48,344,356

	Insurance—4.8%
77,800	ACE, Ltd.	3,325,950
48,000	AFLAC, Inc.	1,912,320
29,100	Ambac Financial Group, Inc.	2,389,983
224,500	American International Group, Inc.	14,742,915
25,900	Hartford Financial Services Group, Inc.	1,795,129
40,400	Hilb, Rogal & Hamilton Co.	1,464,096
15,900	Scottish Re Group, Ltd.	411,810
51,700	W.R. Berkley Corp.	2,438,689

		28,480,892

See accompanying notes to schedule of investments and financial statements.

MSF-147

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Internet Software & Services—0.9%
46,900	Akamai Technologies, Inc. (b)	$611,107
1,002,400	Covad Communications Group, Inc. (b)	2,155,160
54,200	Sapient Corp. (b)	428,722
56,400	Yahoo!, Inc. (b)	2,125,152

		5,320,141

	Leisure Equipment & Products—0.3%
61,400	Eastman Kodak Co.	1,980,150

	Machinery—0.4%
37,300	Blount International, Inc. (b)	649,766
19,100	ITT Industries, Inc.	1,612,995

		2,262,761

	Marine—0.0%
2,300	Alexander & Baldwin, Inc.	97,566

	Media—3.8%
100,800	Clear Channel Communications, Inc.	3,375,792
54,210	Emmis Communications Corp. (Class A) (b)	1,040,290
23,000	Fox Entertainment Group, Inc. (Class A) (b)	718,980
31,000	Grupo Televisa S.A. (ADR) (b)	1,875,500
53,800	Lamar Advertising Co. (Class A) (b)	2,301,564
33,322	News Corp. (Class A)	621,788
14,000	Omnicom Group, Inc.	1,180,480
152,000	The Walt Disney Co.	4,225,600
128,800	Time Warner, Inc. (b)	2,503,872
9,400	Univision Communications, Inc. (Class A) (b)	275,138
19,300	Valassis Communications, Inc. (b)	675,693
102,033	Viacom, Inc. (Class B)	3,712,981

		22,507,678

	Metals & Mining—1.7%
97,700	Alcoa, Inc.	3,069,734
27,000	Freeport-McMoRan Copper & Gold, Inc. (Class B)	1,032,210
14,500	International Steel Group, Inc.	588,120
28,600	Massey Energy Co.	999,570
5,500	Metals USA, Inc. (b)	102,025
40,200	Newmont Mining Corp.	1,785,282
23,200	Nucor Corp.	1,214,288
11,900	Phelps Dodge Corp.	1,177,148

		9,968,377

	Multi-Utilities—0.6%
144,600	CMS Energy Corp. (b)	1,511,070
9,200	Public Service Enterprise Group, Inc.	476,284
121,500	The AES Corp. (b)	1,660,905

		3,648,259

	Multiline Retail—0.8%
108,100	99 Cents Only Stores (b)	1,746,896
36,600	J.C. Penney Co., Inc.	1,515,240
30,400	Nordstrom, Inc.	1,420,592

		4,682,728

Shares		Value (Note 1)

	Office Electronics—0.5%
158,700	Xerox Corp. (b)	$2,699,487

	Oil & Gas—7.5%
35,200	Apache Corp.	1,780,064
28,800	BP, Plc. (ADR)	1,681,920
64,000	Burlington Resources, Inc.	2,784,000
110,700	ChevronTexaco Corp.	5,812,857
36,272	ConocoPhillips	3,149,498
25,200	Encore Aquisition Co. (b)	879,732
409,700	Exxon Mobil Corp.	21,001,222
47,300	Occidental Petroleum Corp.	2,760,428
33,100	Premcor, Inc. (b)	1,395,827
50,400	Quicksilver Resources, Inc. (b)	1,853,712
25,700	Valero Energy Corp.	1,166,780

		44,266,040

	Paper & Forest Products—0.1%
21,700	Louisiana-Pacific Corp.	580,258

	Personal Products—0.4%
51,600	The Gillette Co.	2,310,648

	Pharmaceuticals—3.4%
55,000	Johnson & Johnson	3,488,100
147,100	Merck & Co., Inc.	4,727,794
84,000	Pfizer, Inc.	2,258,760
229,100	Schering-Plough Corp.	4,783,608
110,100	Wyeth	4,689,159

		19,947,421

	Real Estate—1.1%
85,800	Apartment Investment & Management Co. (REIT) (Class A)	3,306,732
14,400	Equity Lifestyle Properties, Inc.	514,800
49,600	General Growth Properties, Inc. (REIT)	1,793,536
17,500	iStar Financial, Inc. (REIT)	792,050

		6,407,118

	Road & Rail—1.1%
90,400	Norfolk Southern Corp.	3,271,576
71,300	Swift Transportation Co., Inc. (b)	1,531,524
26,200	Union Pacific Corp.	1,761,950

		6,565,050

	Semiconductor & Semiconductor Equipment—1.4%
31,500	Analog Devices, Inc.	1,162,980
33,200	Applied Materials, Inc. (b)	567,720
41,300	Cabot Microelectronics Corp. (b)	1,654,065
91,600	Freescale Semiconductor, Inc. (b)	1,632,312
50,700	Intel Corp.	1,185,873
16,700	KLA-Tencor Corp. (b)	777,886
34,700	Lam Research Corp. (b)	1,003,177

		7,984,013

See accompanying notes to schedule of investments and financial statements.

MSF-148

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Software—2.3%
161,700	BEA Systems, Inc. (b)	$1,432,662
10,900	Macrovision Corp. (b)	280,348
338,100	Microsoft Corp.	9,030,651
43,700	Oracle Corp. (b)	599,564
23,000	PalmSource, Inc. (b)	293,020
70,100	Symantec Corp. (b)	1,805,776

		13,442,021

	Specialty Retail—1.4%
18,900	American Eagle Outfitters, Inc.	890,190
31,900	CarMax, Inc. (b)	990,495
36,700	Pep Boys-Manny Moe & Jack	626,469
81,800	The Home Depot, Inc.	3,496,132
119,300	Toys “R” Us, Inc. (b)	2,442,071

		8,445,357

	Thrifts & Mortgage Finance—1.9%
25,300	Federal Home Loan Mortgage Corp.	1,864,610
33,800	Federal National Mortgage Association	2,406,898
29,600	Golden West Financial Corp.	1,818,032
80,933	New York Community Bancorp, Inc.	1,664,792
81,500	Sovereign Bancorp, Inc.	1,837,825
35,900	Washington Mutual, Inc.	1,517,852

		11,110,009

Shares		Value (Note 1)

	Tobacco—1.9%
180,600	Altria Group, Inc.	$11,034,660

	Trading Companies & Distributors—0.1%
9,400	W.W. Grainger, Inc.	626,228

	Wireless Telecommunication Services—1.2%
127,000	American Tower Corp. (Class A) (b)	2,336,800
20,500	Leap Wireless International, Inc. (b)	553,500
5,100	Mobile Telesystems (ADR)	706,401
57,800	Nextel Communications, Inc. (Class A) (b)	1,734,000
91,500	Nextel Partners, Inc. (Class A) (b)	1,787,910

		7,118,611

	Total Common Stocks (Identified Cost $511,254,699)	586,692,103

	Total Investments—99.6% (Identified Cost $511,254,699) (a)	586,692,103
	Other assets less liabilities	2,133,200

	Total Net Assets—100%	$588,825,303

See accompanying notes to schedule of investments and financial statements.

MSF-149

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$586,692,103
Cash		2,000,092
Receivable for:
Securities sold		1,778,161
Fund shares sold		255,800
Dividends and interest		882,697

Total Assets		591,608,853
Liabilities
Payable for:
Fund shares redeemed	$1,111,338
Securities purchased	1,249,141
Withholding taxes	55
Accrued expenses:
Management fees	325,554
Service and distribution fees	4,806
Deferred directors fees	24,324
Other expenses	68,332

Total Liabilities		2,783,550

Net Assets		$588,825,303

Net assets consist of:
Capital paid in		$582,325,184
Undistributed net investment income		6,868,129
Accumulated net realized gains (losses)		(75,805,414)
Unrealized appreciation (depreciation) on investments		75,437,404

Net Assets		$588,825,303

Computation of offering price:
Class A
Net asset value and redemption price per share ($552,322,694 divided by 3,128,643 shares outstanding)		$176.54

Class B
Net asset value and redemption price per share ($5,311,025 divided by 30,192 shares outstanding)		$175.91

Class E
Net asset value and redemption price per share ($31,191,584 divided by 177,300 shares outstanding)		$175.93

Identified cost of investments		$511,254,699

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$11,006,995	(a)
Interest		8,770

		11,015,765
Expenses
Management fees	$3,745,210
Service and distribution fees—Class B	3,229
Service and distribution fees—Class E	37,716
Directors’ fees and expenses	26,135
Custodian	173,101
Audit and tax services	21,371
Legal	13,800
Printing	164,274
Insurance	12,007
Miscellaneous	4,242

Total expenses before reductions	4,201,085
Expense reductions	(103,329)	4,097,756

Net Investment Income		6,918,009

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	62,247,244
Foreign currency transactions—net	(28,436)	62,218,808

Unrealized appreciation (depreciation) on:
Investments—net		3,653,711

Net gain (loss)		65,872,519

Net Increase (Decrease) in Net Assets From Operations		$72,790,528

(a)	Net of foreign taxes of $20,139.

See accompanying notes to financial statements.

MSF-150

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$6,918,009	$7,613,818
Net realized gain (loss)	62,218,808	(17,228,793)
Unrealized appreciation (depreciation)	3,653,711	135,351,549

Increase (decrease) in net assets from operations	72,790,528	125,736,574

From Distributions to Shareholders
Net investment income
Class A	(7,094,897)	(3,781,056)
Class B	(2,208)	(40)
Class E	(304,237)	(54,628)

Total distributions	(7,401,342)	(3,835,724)

Increase (decrease) in net assets from capital share transactions	(59,561,647)	(35,651,391)

Total increase (decrease) in net assets	5,827,539	86,249,459

Net Assets
Beginning of the period	582,997,764	496,748,305

End of the period	$588,825,303	$582,997,764

Undistributed (Overdistributed) Net Investment Income
End of the period	$6,868,129	$7,407,531

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	186,967	$29,859,340	355,160	$47,365,184
Reinvestments	44,729	7,094,897	30,613	3,781,056
Redemptions	(689,862)	(110,388,310)	(731,297)	(97,243,285)

Net increase (decrease)	(458,166)	$(73,434,073)	(345,524)	$(46,097,045)

Class B
Sales	30,946	$5,052,632	935	$131,549
Reinvestments	14	2,208	0	40
Redemptions	(1,582)	(265,616)	(166)	(22,793)

Net increase (decrease)	29,378	$4,789,224	769	$108,796

Class E
Sales	84,388	$13,483,688	93,477	$12,803,438
Reinvestments	1,923	304,237	443	54,628
Redemptions	(29,467)	(4,704,723)	(18,538)	(2,521,208)

Net increase (decrease)	56,844	$9,083,202	75,382	$10,336,858

Increase (decrease) derived from capital share transactions	(371,944)	$(59,561,647)	(269,373)	$(35,651,391)

See accompanying notes to financial statements.

MSF-151

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$157.24	$124.89	$156.51	$183.39	$198.49

Income From Investment Operations
Net investment income	2.21	2.13	1.53	1.06	1.16
Net realized and unrealized gain (loss) on investments	19.15	31.23	(31.88)	(26.45)	(11.28)

Total from investment operations	21.36	33.36	(30.35)	(25.39)	(10.12)

Less Distributions
Distributions from net investment income	(2.06)	(1.01)	(1.27)	(1.49)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(4.98)

Total distributions	(2.06)	(1.01)	(1.27)	(1.49)	(4.98)

Net Asset Value, End of Period	$176.54	$157.24	$124.89	$156.51	$183.39

Total Return (%)	13.7	26.9	(19.5)	(13.9)	(5.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.74	0.72	0.78	0.73
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.72	—	0.71	0.74	0.70
Ratio of net investment income to average net assets (%)	1.23	1.49	1.30	0.60	0.61
Portfolio turnover rate (%)	161	53	142	154	138
Net assets, end of period (000)	$552,323	$563,979	$491,124	$298,982	$388,127

	Class B				Class E
	Year ended December 31,		July 30, 2002(a) through December 31, 2002		Year ended December 31			May 1, 2001(a) through December 31, 2001
	2004	2003			2004	2003	2002
Net Asset Value, Beginning of Period	$156.72	$124.47	$125.90		$156.83	$124.66	$156.28	$177.17

Income From Investment Operations
Net investment income	1.88	1.22	0.18		1.58	1.41	1.35	0.14
Net realized and unrealized gain (loss) on investments	19.12	31.95	(1.61)		19.48	31.68	(31.80)	(21.03)

Total from investment operations	21.00	33.17	(1.43)		21.06	33.09	(30.45)	(20.89)

Less Distributions
Distributions from net investment income	(1.81)	(0.92)	0.00		(1.96)	(0.92)	(1.17)	0.00

Total distributions	(1.81)	(0.92)	0.00		(1.96)	(0.92)	(1.17)	0.00

Net Asset Value, End of Period	$175.91	$156.72	$124.47		$175.93	$156.83	$124.66	$156.28

Total Return (%)	13.5	26.9	(1.1	)(b)	13.6	26.7	(19.6)	(11.8	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.99	0.99	0.97	(c)	0.89	0.89	0.87	0.93	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.97	—	0.96	(c)	0.87	—	0.86	0.89	(c)
Ratio of net investment income to average net assets (%)	1.41	1.15	1.36	(c)	1.12	1.31	1.15	0.61	(c)
Portfolio turnover rate (%)	161	53	142		161	53	142	154
Net assets, end of period (000)	$5,311	$128	$6		$31,192	$18,891	$5,619	$1,527

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-152

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—89.7% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—3.1%
219,550	Honeywell International, Inc.	$7,774,266
220,200	Raytheon Co.	8,550,366

		16,324,632

	Automobiles—1.6%
141,800	Harley-Davidson, Inc.	8,614,350

	Beverages—4.7%
208,300	Anheuser-Busch Cos., Inc.	10,567,059
256,700	Coca-Cola Enterprises, Inc.	5,352,195
158,100	Diageo, Plc. (ADR)	9,150,828

		25,070,082

	Building Products—2.1%
306,200	Masco Corp.	11,185,486

	Capital Markets—1.1%
170,400	The Bank of New York Co., Inc.	5,694,768

	Commercial Banks—1.8%
313,500	U.S. Bancorp	9,818,820

	Commercial Services & Supplies—3.5%
223,500	H&R Block, Inc.	10,951,500
252,100	Waste Management, Inc.	7,547,874

		18,499,374

	Computers & Peripherals—1.8%
1,797,100	Sun Microsystems, Inc. (b)	9,668,398

	Diversified Financial Services—3.5%
218,900	Citigroup, Inc.	10,546,602
211,500	JPMorgan Chase & Co.	8,250,615

		18,797,217

	Food & Staples Retailing—2.0%
198,300	Wal-Mart Stores, Inc.	10,474,206

	Food Products—4.3%
180,200	General Mills, Inc.	8,957,742
167,250	H.J. Heinz Co.	6,521,078
208,600	Kraft Foods, Inc. (Class A)	7,428,246

		22,907,066

	Health Care Equipment & Supplies—2.9%
313,600	Baxter International, Inc.	10,831,744
66,100	Guidant Corp.	4,765,810

		15,597,554

	Health Care Providers & Services—1.1%
98,400	AmerisourceBergen Corp.	5,774,112

Shares		Value (Note 1)

	Hotels, Restaurants & Leisure—4.8%
409,700	McDonald’s Corp.	$13,134,982
268,100	Yum! Brands, Inc.	12,648,958

		25,783,940

	Household Durables—5.1%
128,100	Fortune Brands, Inc.	9,886,758
96,000	Pulte Homes, Inc.	6,124,800
125,700	The Black & Decker Corp.	11,103,081

		27,114,639

	IT Services—4.4%
127,000	Automatic Data Processing, Inc.	5,632,450
268,000	First Data Corp.	11,400,720
230,800	SunGard Data Systems, Inc. (b)	6,538,564

		23,571,734

	Insurance—1.4%
191,400	AFLAC, Inc.	7,625,376

	Leisure Equipment & Products—1.1%
285,900	Mattel, Inc.	5,572,191

	Media—16.2%
340,400	Comcast Corp. (Special Class A) (b)	11,178,736
233,100	EchoStar Communications Corp. (Class A)	7,748,244
108,400	Gannett Co., Inc.	8,856,280
65,100	Knight-Ridder, Inc.	4,357,794
1,185,700	Liberty Media Corp. (Class A) (b)	13,018,986
472,472	The DIRECTV Group, Inc. (b)	7,909,181
428,400	The Walt Disney Co.	11,909,520
624,400	Time Warner, Inc. (b)	12,138,336
245,000	Viacom, Inc. (Class B)	8,915,550

		86,032,627

	Multiline Retail—1.8%
195,500	Kohl’s Corp. (b)	9,612,735

	Office Electronics—1.6%
498,900	Xerox Corp. (b)	8,486,289

	Oil & Gas—3.2%
188,800	Burlington Resources, Inc.	8,212,800
101,371	ConocoPhillips	8,802,044

		17,014,844

	Pharmaceuticals—3.8%
190,700	Abbott Laboratories	8,896,155
434,600	Bristol-Myers Squibb Co.	11,134,452

		20,030,607

See accompanying notes to schedule of investments and financial statements.

MSF-153

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Specialty Retail—6.5%
430,200	Limited Brands, Inc.	$9,903,204
485,900	The Gap, Inc.	10,262,208
247,400	The Home Depot, Inc.	10,573,876
191,000	Toys “R” Us, Inc. (b)	3,909,770

		34,649,058

	Thrifts & Mortgage Finance—6.3%
143,450	Federal National Mortgage Association	10,215,074
130,300	MGIC Investment Corp.	8,978,973
333,100	Washington Mutual, Inc.	14,083,468

		33,277,515

	Total Common Stocks (Identified Cost $375,849,364)	477,197,620

Short Term Investments—10.5%
Face Amount		Value (Note 1)

	Repurchase Agreement—10.5%
$56,110,000	State Street Corp. Repurchase Agreement dated 12/31/04 at 0.600% to be repurchased at $56,112,806 on 01/03/05, collateralized by $57,880,000 U.S. Treasury Note 3.375% due 12/15/08 with a value of $57,807,650.	$56,110,000

	Total Short Term Investments (Identified Cost $56,110,000)	56,110,000

	Total Investments—100.2% (Identified Cost $431,959,364) (a)	533,307,620
	Other assets less liabilities	(1,163,040)

	Total Net Assets—100%	$532,144,580

See accompanying notes to schedule of investments and financial statements.

MSF-154

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$477,197,620
Investments in repurchase agreements		56,110,000
Cash		307
Receivable for:
Fund shares sold		568,931
Dividends and interest		1,240,603

Total Assets		535,117,461
Liabilities
Payable for:
Fund shares redeemed	$114,336
Securities purchased	2,457,219
Accrued expenses:
Management fees	317,780
Service and distribution fees	26,478
Other expenses	57,068

Total Liabilities		2,972,881

Net Assets		$532,144,580

Net assets consist of:
Capital paid in		$441,780,092
Undistributed net investment income		3,496,641
Accumulated net realized gains (losses)		(14,480,409)
Unrealized appreciation (depreciation) on investments		101,348,256

Net Assets		$532,144,580

Computation of offering price:
Class A
Net asset value and redemption price per share ($341,632,334 divided by 25,553,444 shares outstanding)		$13.37

Class B
Net asset value and redemption price per share ($43,135,782 divided by 3,241,681 shares outstanding)		$13.31

Class E
Net asset value and redemption price per share ($147,376,464 divided by 11,067,119 shares outstanding)		$13.32

Identified cost of investments		$431,959,364

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$7,182,864	(a)
Interest		105,956	(b)

		7,288,820
Expenses
Management fees	$3,306,121
Service and distribution fees—Class B	31,469
Service and distribution fees—Class E	193,135
Directors’ fees and expenses	23,201
Custodian	100,828
Audit and tax services	21,371
Legal	11,159
Printing	129,834
Insurance	9,365
Miscellaneous	4,323

Total expenses before reductions	3,830,806
Expense reductions	(60,501)	3,770,305

Net Investment Income		3,518,515

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		(1,465,943)
Unrealized appreciation (depreciation) on:
Investments—net		49,455,358

Net gain (loss)		47,989,415

Net Increase (Decrease) in Net Assets From Operations		$51,507,930

(a)	Net of foreign taxes of $30,912.
(b)	Includes income on securities loaned of $1,966.

See accompanying notes to financial statements.

MSF-155

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$3,518,515	$2,106,244
Net realized gain (loss)	(1,465,943)	(8,409,227)
Unrealized appreciation (depreciation)	49,455,358	78,955,204

Increase (decrease) in net assets from operations	51,507,930	72,652,221

From Distributions to Shareholders
Net investment income
Class A	(1,577,007)	0
Class B	(6,125)	0
Class E	(544,986)	0

Total distributions	(2,128,118)	0

Increase (decrease) in net assets from capital share transactions	85,702,821	70,921,920

Total increase (decrease) in net assets	135,082,633	143,574,141

Net Assets
Beginning of the period	397,061,947	253,487,806

End of the period	$532,144,580	$397,061,947

Undistributed (Overdistributed) Net Investment Income
End of the period	$3,496,641	$2,106,244

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	3,544,182	$44,023,180	3,508,442	$37,028,371
Reinvestments	127,178	1,577,007	0	0
Redemptions	(2,726,496)	(33,600,633)	(2,688,260)	(27,168,061)

Net increase (decrease)	944,864	$11,999,554	820,182	$9,860,310

Class B
Sales	3,282,128	$40,965,664	95,797	$1,012,485
Reinvestments	496	6,125	0	0
Redemptions	(135,698)	(1,687,160)	(1,957)	(21,603)

Net increase (decrease)	3,146,926	$39,284,629	93,840	$990,882

Class E
Sales	4,678,809	$57,458,393	6,586,078	$69,973,430
Reinvestments	44,096	544,986	0	0
Redemptions	(1,908,422)	(23,584,741)	(933,250)	(9,902,702)

Net increase (decrease)	2,814,483	$34,418,638	5,652,828	$60,070,728

Increase (decrease) derived from capital share transactions	6,906,273	$85,702,821	6,566,850	$70,921,920

See accompanying notes to financial statements.

MSF-156

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.06	$9.61	$11.56	$9.79	$8.93

Income From Investment Operations
Net investment income	0.10	0.07	0.06	0.08	0.13
Net realized and unrealized gain (loss) on investments	1.27	2.38	(1.66)	1.72	0.97

Total from investment operations	1.37	2.45	(1.60)	1.80	1.10

Less Distributions
Distributions from net investment income	(0.06)	0.00	(0.09)	(0.03)	(0.14)
Distributions from net realized capital gains	0.00	0.00	(0.16)	0.00	(0.10)
Tax return of capital	0.00	0.00	(0.10)	0.00	0.00

Total distributions	(0.06)	0.00	(0.35)	(0.03)	(0.24)

Net Asset Value, End of Period	$13.37	$12.06	$9.61	$11.56	$9.79

Total Return (%)	11.4	25.5	(14.2)	18.4	12.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	0.83	0.83	0.86	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.78	0.81	0.82	0.84	0.85
Ratio of net investment income to average net assets (%)	0.80	0.70	0.68	0.98	1.74
Portfolio turnover rate (%)	16	13	30	33	82
Net assets, end of period (000)	$341,632	$296,728	$228,544	$213,758	$53,575

	Class B				Class E
	Year ended December 31,		July 30, 2002(a) through December 31, 2002		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003			2004	2003	2002
Net Asset Value, Beginning of Period	$12.01	$9.59	$9.96		$12.02	$9.59	$11.55	$11.00

Income From Investment Operations
Net investment income	0.05	0.02	0.01		0.07	0.04	0.09	0.00
Net realized and unrealized gain (loss) on investments	1.29	2.40	(0.38)		1.28	2.39	(1.71)	0.55

Total from investment operations	1.34	2.42	(0.37)		1.35	2.43	(1.62)	0.55

Less Distributions
Distributions from net investment income	(0.04)	0.00	0.00		(0.05)	0.00	(0.08)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00		0.00	0.00	(0.16)	0.00
Tax return of capital	0.00	0.00	0.00		0.00	0.00	(0.10)	0.00

Total distributions	(0.04)	0.00	0.00		(0.05)	0.00	(0.34)	0.00

Net Asset Value, End of Period	$13.31	$12.01	$9.59		$13.32	$12.02	$9.59	$11.55

Total Return (%)	11.2	25.2	(3.7	)(b)	11.3	25.3	(14.3)	5.0	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	1.08	1.08	(c)	0.94	0.98	0.98	1.01	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.03	1.06	1.07	(c)	0.93	0.96	0.97	0.98	(c)
Ratio of net investment income to average net assets (%)	1.07	0.55	0.61	(c)	0.68	0.60	0.67	1.28	(c)
Portfolio turnover rate (%)	16	13	30		16	13	30	33
Net assets, end of period (000)	$43,136	$1,138	$9		$147,376	$99,196	$24,936	$185

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-157

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—100.0% of Total Net Assets

Shares		Value (Note 1)

	Air Freight & Logistics—1.5%
142,900	United Parcel Service, Inc. (Class B)	$12,212,234

	Biotechnology—6.4%
256,500	Amgen, Inc. (b)	16,454,475
307,400	Genentech, Inc. (b)	16,734,856
390,500	Gilead Sciences, Inc. (b)	13,663,595
240,500	MedImmune, Inc. (b)	6,519,955

		53,372,881

	Capital Markets—5.4%
96,000	Lehman Brothers Holdings, Inc.	8,398,080
279,800	Merrill Lynch & Co., Inc.	16,723,646
697,000	The Charles Schwab Corp.	8,336,120
112,100	The Goldman Sachs Group, Inc.	11,662,884

		45,120,730

	Commercial Services & Supplies—0.3%
83,900	Paychex, Inc.	2,859,312

	Communications Equipment—5.2%
756,700	Cisco Systems, Inc. (b)	14,604,310
417,500	QUALCOMM, Inc.	17,702,000
136,200	Research In Motion, Ltd. (b)	11,225,604

		43,531,914

	Computers & Peripherals—6.3%
292,600	Apple Computer, Inc. (b)	18,843,440
494,600	Dell, Inc. (b)	20,842,444
78,900	International Business Machines Corp.	7,777,962
59,000	Lexmark International, Inc. (Class A) (b)	5,015,000

		52,478,846

	Consumer Finance—2.5%
368,200	American Express Co.	20,755,434

	Diversified Financial Services—2.5%
532,860	JPMorgan Chase & Co.	20,786,869

	Electronic Equipment & Instruments—1.6%
547,900	Agilent Technologies, Inc. (b)	13,204,390

	Energy Equipment & Services—2.7%
338,000	Schlumberger, Ltd.	22,629,100

	Food & Staples Retailing—3.0%
151,000	Costco Wholesale Corp.	7,309,910
188,800	Whole Foods Market, Inc.	18,002,080

		25,311,990

	Food Products—1.0%
224,800	Cadbury Schweppes, Plc. (c) (ADR)	8,474,960

	Health Care Equipment & Supplies—1.1%
114,800	Alcon, Inc.	9,252,880

Shares		Value (Note 1)

	Health Care Providers & Services—4.0%
344,500	Caremark Rx, Inc. (b)	$13,583,635
116,500	UnitedHealth Group, Inc.	10,255,495
85,300	WellPoint, Inc. (b)	9,809,500

		33,648,630

	Hotels, Restaurants & Leisure—2.9%
392,800	Starbucks Corp. (b)	24,495,008

	Household Durables—1.1%
71,800	Harman International Industries, Inc.	9,118,600

	Household Products—1.3%
204,700	The Procter & Gamble Co.	11,274,876

	Industrial Conglomerates—3.8%
875,400	General Electric Co.	31,952,100

	Insurance—1.3%
167,100	American International Group, Inc.	10,973,457

	Internet & Catalog Retail—4.0%
285,000	eBay, Inc. (b)	33,139,800

	Internet Software & Services—5.7%
93,400	Google, Inc. (Class A) (b) (c)	18,035,540
788,700	Yahoo!, Inc. (b)	29,718,216

		47,753,756

	Media—2.1%
10,800	DreamWorks Animation SKG, Inc. (b)	405,108
416,700	Sirius Satellite Radio, Inc. (b) (c)	3,187,755
311,400	Univision Communications, Inc. (Class A) (b)	9,114,678
128,700	XM Satellite Radio Holdings, Inc. (b) (c)	4,841,694

		17,549,235

	Multiline Retail—2.6%
414,300	Target Corp.	21,514,599

	Oil & Gas—1.8%
78,300	Suncor Energy, Inc.	2,771,820
115,200	Total S.A. (ADR) (c)	12,653,568

		15,425,388

	Personal Products—1.2%
216,100	The Estee Lauder Cos., Inc. (Class A)	9,890,897

	Pharmaceuticals—7.1%
119,300	Allergan, Inc.	9,671,651
264,000	Eli Lilly & Co.	14,982,000
338,200	Novartis AG (ADR)	17,092,628
153,000	Roche Holdings, Ltd. (ADR) (c)	17,612,962

		59,359,241

See accompanying notes to schedule of investments and financial statements.

MSF-158

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Semiconductor & Semiconductor Equipment—3.1%
420,400	Marvell Technology Group, Ltd. (b)	$14,911,588
252,900	Maxim Integrated Products, Inc.	10,720,431

		25,632,019

	Software—10.5%
77,300	Adobe Systems, Inc.	4,849,802
397,300	Electronic Arts, Inc. (b)	24,505,464
208,400	Mercury Interactive Corp. (b)	9,492,620
1,008,300	Microsoft Corp.	26,931,693
127,800	NAVTEQ (b)	5,924,808
353,800	SAP AG (ADR) (c)	15,641,498

		87,345,885

	Specialty Retail—5.9%
273,200	Bed Bath & Beyond, Inc. (b)	10,881,556
350,400	Chico’s FAS, Inc. (b) (c)	15,953,712
182,100	Lowe’s Cos., Inc.	10,487,139
243,900	PETsMART, Inc.	8,665,767
82,900	Williams-Sonoma, Inc. (b)	2,904,816

		48,892,990

	Textiles, Apparel & Luxury Goods—1.0%
148,200	Coach, Inc. (b)	8,358,480

	Wireless Telecommunication Services—1.1%
292,600	Nextel Communications, Inc. (Class A) (b)	8,778,000

	Total Common Stocks (Identified Cost $691,836,485)	835,094,501

Short Term Investments—0.3%
Face Amount		Value (Note 1)

	Commercial Paper—0.3%
$2,454,000	Citicorp 2.000%, 01/03/05	$2,454,000

	Total Short Term Investments (Identified Cost $2,454,000)	2,454,000

	Total Investments—100.3% (Identified Cost $694,290,485) (a)	837,548,501
	Other assets less liabilities	(2,259,536)

	Total Net Assets—100%	$835,288,965

See accompanying notes to schedule of investments and financial statements.

MSF-159

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$837,548,501
Cash		454
Collateral for securities loaned		47,685,887
Receivable for:
Securities sold		1,953,248
Fund shares sold		3,363,178
Dividends and interest		287,909

Total Assets		890,839,177
Liabilities
Payable for:
Fund shares redeemed	$4,313,515
Securities purchased	2,946,034
Return of collateral for securities loaned	47,685,887
Accrued expenses:
Management fees	452,761
Service and distribution fees	80,240
Deferred directors fees	4,265
Other expenses	67,510

Total Liabilities		55,550,212

Net Assets		$835,288,965

Net assets consist of:
Capital paid in		$740,217,570
Undistributed net investment income (loss)		2,439,621
Accumulated net realized gains (losses)		(50,626,242)
Unrealized appreciation (depreciation) on investments and foreign currency		143,258,016

Net Assets		$835,288,965

Computation of offering price:
Class A
Net asset value and redemption price per share ($504,940,302 divided by 46,249,891 shares outstanding)		$10.92

Class B
Net asset value and redemption price per share ($330,348,663 divided by 30,430,068 shares outstanding)		$10.86

Identified cost of investments		$694,290,485

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$8,143,395	(a)
Interest		289,954	(b)

		8,433,349
Expenses
Management fees	$4,687,248
Service and distribution fees—Class B	948,744
Directors’ fees and expenses	23,616
Custodian	116,218
Audit and tax services	21,371
Legal	17,918
Printing	222,832
Insurance	12,873
Miscellaneous	3,559

Total expenses before reductions	6,054,379
Expense reductions	(120,909)	5,933,470

Net Investment Income (Loss)		2,499,879

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	14,240,676
Foreign currency transactions—net	(122)	14,240,554

Unrealized appreciation (depreciation) on:
Investments—net		53,934,942

Net gain (loss)		68,175,496

Net Increase (Decrease) in Net Assets From Operations		$70,675,375

(a)	Net of foreign taxes of $156,478.
(b)	Income on securities loaned of $62,195.

See accompanying notes to financial statements.

MSF-160

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income (loss)	$2,499,879	$384,383
Net realized gain (loss)	14,240,554	(17,687,286)
Unrealized appreciation (depreciation)	53,934,942	136,257,702

Increase (decrease) in net assets from operations	70,675,375	118,954,799

From Distributions to Shareholders
Net investment income
Class A	(336,147)	(551,417)
Class B	(34,259)	(190,137)

Total distributions	(370,406)	(741,554)

Increase (decrease) in net assets from capital share transactions	165,651,564	140,539,809

Total increase (decrease) in net assets	235,956,533	258,753,054

Net Assets
Beginning of the period	599,332,432	340,579,378

End of the period	$835,288,965	$599,332,432

Undistributed (Overdistributed) Net Investment Income
End of the period	$2,439,621	$332,998

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	16,250,418	$172,828,292	2,998,971	$25,320,663
Reinvestments	32,795	336,147	68,414	551,417
Redemptions	(4,310,178)	(43,634,960)	(5,533,490)	(47,391,337)

Net increase (decrease)	11,973,035	$129,529,479	(2,466,105)	$(21,519,257)

Class B
Sales	26,074,444	$260,495,604	25,703,973	$223,774,201
Reinvestments	3,355	34,259	23,620	190,137
Redemptions	(21,321,067)	(224,407,778)	(7,486,471)	(61,905,272)

Net increase (decrease)	4,756,732	$36,122,085	18,241,122	$162,059,066

Increase (decrease) derived from capital share transactions	16,729,767	$165,651,564	15,775,017	$140,539,809

See accompanying notes to financial statements.

MSF-161

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,		May 1, 2002(a) through December 31, 2002
	2004	2003
Net Asset Value, Beginning of Period	$10.01	$7.71	$10.00

Income From Investment Operations
Net investment income (loss)	0.03	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.89	2.30	(2.31)

Total from investment operations	0.92	2.32	(2.29)

Less Distributions
Distributions from net investment income	(0.01)	(0.02)	0.00

Total distributions	(0.01)	(0.02)	0.00

Net Asset Value, End of Period	$10.92	$10.01	$7.71

Total Return (%)	9.2	30.1	(22.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	0.73	0.74	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.69	0.70	0.68	(c)
Ratio of net investment income (loss) to average net assets (%)	0.41	0.17	0.31	(c)
Portfolio turnover rate (%)	68	68	82	(c)
Net assets, end of period (000)	$504,940	$343,253	$283,320

	Class B
	Year ended December 31,		May 1, 2002(a) through December 31, 2002
	2004	2003
Net Asset Value, Beginning of Period	$9.97	$7.70	$10.00

Income From Investment Operations
Net investment income (loss)	0.04	0.00	0.00
Net realized and unrealized gain (loss) on investments	0.85	2.28	(2.30)

Total from investment operations	0.89	2.28	(2.30)

Less Distributions
Distributions from net investment income	0.00	(0.01)	0.00

Total distributions	0.00	(0.01)	0.00

Net Asset Value, End of Period	$10.86	$9.97	$7.70

Total Return (%)	8.9	29.7	(23.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	0.98	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.94	0.95	0.93	(c)
Ratio of net investment income (loss) to average net assets (%)	0.29	(0.11)	0.06	(c)
Portfolio turnover rate (%)	68	68	82	(c)
Net assets, end of period (000)	$330,349	$256,079	$57,259

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-162

Metropolitan Series Fund, Inc.

Met/Putnam Voyager Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—97.4% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—3.9%
1,200	General Dynamics Corp.	$125,520
2,600	L-3 Communications Holdings, Inc.	190,424
30,900	The Boeing Co.	1,599,693
8,400	United Technologies Corp.	868,140

		2,783,777

	Air Freight & Logistics—0.4%
2,800	FedEx Corp.	275,772

	Auto Components—0.2%
2,600	Johnson Controls, Inc.	164,944

	Beverages—0.8%
6,100	PepsiCo, Inc.	318,420
8,900	The Pepsi Bottling Group, Inc.	240,656

		559,076

	Biotechnology—2.7%
16,200	Amgen, Inc. (b)	1,039,230
4,000	Biogen Idec, Inc. (b)	266,440
800	Charles River Laboratories International, Inc. (b)	36,808
4,700	Genzyme Corp. (b)	272,929
9,700	Gilead Sciences, Inc. (b)	339,403

		1,954,810

	Building Products—0.8%
15,400	Masco Corp.	562,562

	Capital Markets—0.2%
1,300	Lehman Brothers Holdings, Inc.	113,724

	Commercial Banks—1.7%
1,700	Commerce Bancorp, Inc.	109,480
15,700	U.S. Bancorp	491,724
10,300	Wells Fargo & Co.	640,145

		1,241,349

	Commercial Services & Supplies—0.3%
1,000	Apollo Group, Inc. (Class A) (b)	80,710
7,300	Cendant Corp.	170,674

		251,384

	Communications Equipment—6.8%
113,800	Cisco Systems, Inc. (b)	2,196,340
2,000	Harris Corp.	123,580
49,300	Motorola, Inc.	847,960
41,200	QUALCOMM, Inc.	1,746,880

		4,914,760

	Computers & Peripherals—5.0%
42,200	Dell, Inc. (b)	1,778,308
56,700	EMC Corp. (b)	843,129
1,800	International Business Machines Corp.	177,444

Shares		Value (Note 1)

	Computers & Peripherals—(Continued)
2,600	Lexmark International, Inc. (Class A) (b)	$221,000
2,100	QLogic Corp. (b)	77,133
7,200	SanDisk Corp. (b)	179,784
9,500	Storage Technology Corp. (b)	300,295

		3,577,093

	Construction Materials—0.0%
500	Vulcan Materials Co.	27,305

	Consumer Finance—2.6%
3,200	American Express Co.	180,384
11,100	Capital One Financial Corp.	934,731
14,900	MBNA Corp.	420,031
5,700	SLM Corp.	304,323

		1,839,469

	Containers & Packaging—0.0%
600	Ball Corp.	26,388

	Diversified Financial Services—0.6%
8,596	Doral Financial Corp.	423,353

	Diversified Telecommunication Services—0.7%
6,100	CenturyTel, Inc.	216,367
3,200	Sprint Corp.	79,520
5,300	Verizon Communications, Inc.	214,703

		510,590

	Electric Utilities—0.7%
16,200	Edison International	518,886

	Electronic Equipment & Instruments—0.1%
2,700	Jabil Circuit, Inc. (b)	69,066

	Food & Staples Retailing—3.4%
17,000	Costco Wholesale Corp.	822,970
30,600	Wal-Mart Stores, Inc.	1,616,292

		2,439,262

	Health Care Equipment & Supplies—3.7%
4,600	Becton, Dickinson & Co.	261,280
2,800	Fisher Scientific International, Inc. (b)	174,664
16,700	Medtronic, Inc.	829,489
800	Respironics, Inc. (b)	43,488
16,400	St. Jude Medical, Inc. (b)	687,652
6,900	Varian Medical Systems, Inc. (b)	298,356
4,800	Zimmer Holdings, Inc. (b)	384,576

		2,679,505

	Health Care Providers & Services—5.5%
8,100	Caremark Rx, Inc. (b)	319,383
3,100	Community Health Systems, Inc. (b)	86,428
9,850	Coventry Health Care, Inc. (b)	522,838
4,400	Express Scripts, Inc. (Class A) (b)	336,336

See accompanying notes to schedule of investments and financial statements.

MSF-163

Metropolitan Series Fund, Inc.

Met/Putnam Voyager Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Health Care Providers & Services—(Continued)
2,700	Manor Care, Inc.	$95,661
8,100	Medco Health Solutions, Inc. (b)	336,960
3,900	PacifiCare Health Systems, Inc. (b)	220,428
2,500	Sierra Health Services, Inc. (b)	137,775
15,466	UnitedHealth Group, Inc.	1,361,472
1,600	Universal Health Services, Inc. (Class B)	71,200
2,600	WellChoice, Inc. (b)	138,840
2,700	WellPoint, Inc. (b)	310,500

		3,937,821

	Hotels, Restaurants & Leisure—2.7%
7,700	Darden Restaurants, Inc.	213,598
5,800	Harrah’s Entertainment, Inc.	387,962
2,468	Las Vegas Sands Corp. (b)	118,464
7,500	Royal Caribbean Cruises, Ltd.	408,300
7,700	Starbucks Corp. (b)	480,172
7,400	Yum! Brands, Inc.	349,132

		1,957,628

	Household Durables—0.9%
300	NVR, Inc. (b)	230,820
800	The Black & Decker Corp.	70,664
5,500	Whirlpool Corp.	380,655

		682,139

	Household Products—0.8%
10,000	The Procter & Gamble Co.	550,800

	IT Services—1.0%
10,800	Accenture, Ltd. (Class A) (b)	291,600
3,600	Affiliated Computer Services, Inc. (Class A) (b)	216,684
4,500	Fiserv, Inc. (b)	180,855

		689,139

	Industrial Conglomerates—1.0%
19,200	General Electric Co.	700,800

	Insurance—1.0%
700	Ambac Financial Group, Inc.	57,491
5,200	Fidelity National Financial, Inc.	237,484
4,800	The Progressive Corp.	407,232

		702,207

	Internet & Catalog Retail—1.6%
10,200	eBay, Inc. (b)	1,186,056

	Internet Software & Services—0.8%
15,300	Yahoo!, Inc. (b)	576,504

	Investment Company—2.0%
8,900	iShares Russell 2000 Index Fund	1,152,550
2,360	SPDR Trust Series 1	285,253

		1,437,803

Shares		Value (Note 1)

	Leisure Equipment & Products—0.1%
900	Polaris Industries, Inc.	$61,218

	Machinery—0.6%
2,400	Danaher Corp.	137,784
2,500	Illinois Tool Works, Inc.	231,700
800	ITT Industries, Inc.	67,560

		437,044

	Media—0.2%
5,000	The Walt Disney Co.	139,000

	Multiline Retail—1.9%
9,600	Kohl’s Corp. (b)	472,032
6,500	Nordstrom, Inc.	303,745
11,200	Target Corp.	581,616

		1,357,393

	Office Electronics—0.5%
21,900	Xerox Corp. (b)	372,519

	Oil & Gas—2.5%
11,100	Amerada Hess Corp.	914,418
4,600	Anadarko Petroleum Corp.	298,126
2,100	Apache Corp.	106,197
11,400	Valero Energy Corp.	517,560

		1,836,301

	Personal Products—1.8%
12,900	Avon Products, Inc.	499,230
3,500	The Estee Lauder Cos., Inc. (Class A)	160,195
13,600	The Gillette Co.	609,008

		1,268,433

	Pharmaceuticals—11.2%
29,600	Abbott Laboratories	1,380,840
55,400	Johnson & Johnson	3,513,468
97,100	Pfizer, Inc.	2,611,019
12,800	Wyeth	545,152

		8,050,479

	Road & Rail—0.3%
5,300	J.B. Hunt Transport Services, Inc.	237,705

	Semiconductor & Semiconductor Equipment—4.2%
8,300	Advanced Micro Devices, Inc. (b)	182,766
3,000	Applied Materials, Inc. (b)	51,300
17,777	Freescale Semiconductor, Inc. (Class B) (b)	326,386
81,900	Intel Corp.	1,915,641
2,100	Maxim Integrated Products, Inc.	89,019
17,000	Texas Instruments, Inc.	418,540
1,200	Xilinx, Inc.	35,580

		3,019,232

See accompanying notes to schedule of investments and financial statements.

MSF-164

Metropolitan Series Fund, Inc.

Met/Putnam Voyager Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Software—10.3%
27,400	Adobe Systems, Inc.	$1,719,076
15,600	Autodesk, Inc.	592,020
5,800	Computer Associates International, Inc.	180,148
112,400	Microsoft Corp.	3,002,204
84,400	Oracle Corp. (b)	1,157,968
30,900	Symantec Corp. (b)	795,984

		7,447,400

	Specialty Retail—7.9%
2,800	Abercrombie & Fitch Co. (Class A)	131,460
16,300	Best Buy Co., Inc.	968,546
1,500	Chico’s FAS, Inc. (b)	68,295
1,100	Claire’s Stores, Inc.	23,375
17,200	Lowe’s Cos., Inc.	990,548
13,500	Michaels Stores, Inc.	404,595
1,500	RadioShack Corp.	49,320
26,700	Staples, Inc.	900,057
47,200	The Home Depot, Inc.	2,017,328
4,800	TJX Cos., Inc.	120,624
1,600	Williams-Sonoma, Inc. (b)	56,064

		5,730,212

	Textiles, Apparel & Luxury Goods—1.7%
2,800	Coach, Inc. (b)	157,920
7,900	Liz Claiborne, Inc.	333,459
5,300	NIKE, Inc. (Class B)	480,657
3,700	The Timberland Co. (Class A) (b)	231,879

		1,203,915

	Thrifts & Mortgage Finance—1.4%
14,200	Federal National Mortgage Association	1,011,182

	Tobacco—0.9%
10,800	Altria Group, Inc.	659,880

	Total Common Stocks (Identified Cost $60,279,616)	70,185,885

Short Term Investments—2.4%
Face Amount		Value (Note 1)

	Commercial Paper—2.4%
$1,708,000	State Street Boston Corp. 1.250%, 1/3/05	$1,707,881

	Total Short Term Investments (Identified Cost $1,707,881)	1,707,881

	Total Investments—99.8% (Identified Cost $61,987,497) (a)	71,893,766
	Other assets less liabilities	164,125

	Total Net Assets—100%	$72,057,891

See accompanying notes to schedule of investments and financial statements.

MSF-165

Metropolitan Series Fund, Inc.

Met/Putnam Voyager Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$71,893,766
Cash		1,064
Receivable for:
Securities sold		31,027
Fund shares sold		208,552
Dividends and interest		45,929

Total Assets		72,180,338
Liabilities
Payable for:
Fund shares redeemed	$30,221
Accrued expenses:
Management fees	43,243
Service and distribution fees	2,870
Other expenses	46,113

Total Liabilities		122,447

Net Assets		$72,057,891

Net assets consist of:
Capital paid in		$98,716,867
Undistributed net investment income (loss)		287,232
Accumulated net realized gains (losses)		(36,852,477)
Unrealized appreciation (depreciation) on investments		9,906,269

Net Assets		$72,057,891

Computation of offering price:
Class A
Net asset value and redemption price per share ( $53,363,400 divided by 11,269,038 shares outstanding)		$4.74

Class B
Net asset value and redemption price per share ( $6,906,856 divided by 1,466,585 shares outstanding)		$4.71

Class E
Net asset value and redemption price per share ( $11,787,635 divided by 2,500,175 shares outstanding)		$4.71

Identified cost of investments		$61,987,497

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$980,413	(a)
Interest		9,855	(b)

		990,268
Expenses
Management fees	$541,520
Service and distribution fees—Class B	8,900
Service and distribution fees—Class E	17,113
Directors’ fees and expenses	23,099
Custodian	89,252
Audit and tax services	21,371
Legal	1,819
Printing	19,725
Insurance	1,567
Miscellaneous	3,866

Total expenses before reductions	728,232
Expense reimbursements	(25,317)
Expense reductions	(13,824)	689,091

Net Investment Income (Loss)		301,177

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		1,923,646

Unrealized appreciation (depreciation) on:
Investments—net		1,097,442

Net gain (loss)		3,021,088

Net Increase (Decrease) in Net Assets From Operations		$3,322,265

(a)	Net of foreign taxes of $966.
(b)	Includes income on securities loaned of $199.

See accompanying notes to financial statements.

MSF-166

Metropolitan Series Fund, Inc.

Met/Putnam Voyager Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income (loss)	$301,177	$51,934
Net realized gain (loss)	1,923,646	(2,800,920)
Unrealized appreciation (depreciation)	1,097,442	16,172,583

Increase (decrease) in net assets from operations	3,322,265	13,423,597

From Distributions to Shareholders
Net investment income
Class A	(59,610)	0

Total distributions	(59,610)	0

Increase (decrease) in net assets from capital share transactions	1,354,200	7,688,966

Total increase (decrease) in net assets	4,616,855	21,112,563

Net Assets
Beginning of the period	67,441,036	46,328,473

End of the period	$72,057,891	$67,441,036

Undistributed (Overdistributed) Net Investment Income
End of the period	$287,232	$51,934

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	1,874,770	$8,484,779	6,152,945	$24,034,542
Reinvestments	12,931	59,610	0	0
Redemptions	(2,707,052)	(12,198,225)	(5,729,150)	(22,707,536)

Net increase (decrease)	(819,351)	$(3,653,836)	423,795	$1,327,006

Class B
Sales	1,323,577	$5,882,565	401,795	$1,696,091
Redemptions	(217,876)	(972,004)	(41,139)	(175,038)

Net increase (decrease)	1,105,701	$4,910,561	360,656	$1,521,053

Class E
Sales	656,943	$2,959,394	1,843,569	$7,284,870
Redemptions	(635,446)	(2,861,919)	(611,249)	(2,443,963)

Net increase (decrease)	21,497	$97,475	1,232,320	$4,840,907

Increase (decrease) derived from capital share transactions	307,847	$1,354,200	2,016,771	$7,688,966

See accompanying notes to financial statements.

MSF-167

Metropolitan Series Fund, Inc.

Met/Putnam Voyager Portfolio

Financial Highlights

	Class A
	Year ended December 31,				May 1, 2000(a) through December 31, 2000
	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$4.52	$3.59	$5.05	$7.29	$10.00

Income From Investment Operations
Net investment income (loss)	0.02	0.00	0.00	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.21	0.93	(1.46)	(2.23)	(2.70)

Total from investment operations	0.23	0.93	(1.46)	(2.24)	(2.71)

Less Distributions
Distributions from net investment income	(0.01)	0.00	0.00	0.00	0.00

Total distributions	(0.01)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$4.74	$4.52	$3.59	$5.05	$7.29

Total Return (%)	5.0	25.9	(28.9)	(30.8)	(27.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	1.00	1.00	1.00	1.00	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.98	0.93	—	—	—
Ratio of net investment income (loss) to average net assets (%)	0.46	0.12	0.00	(0.25)	(0.23	)(c)
Portfolio turnover rate (%)	67	90	60	77	70	(c)
Net assets, end of period (000)	$53,363	$54,654	$41,866	$54,626	$36,932
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.04	1.07	1.07	1.12	1.39	(c)

	Class B				Class E
	Year ended December 31,		May 1, 2002(a) through December 31, 2002		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003			2004	2003	2002
Net Asset Value, Beginning of Period	$4.50	$3.57	$4.39		$4.50	$3.58	$5.04	$6.14

Income From Investment Operations
Net investment income (loss)	0.01	0.00	0.00		0.02	0.00	0.00	(0.01)
Net realized and unrealized gain (loss) on investments	0.20	0.93	(0.82)		0.19	0.92	(1.46)	(1.09)

Total from investment operations	0.21	0.93	(0.82)		0.21	0.92	(1.46)	(1.10)

Net Asset Value, End of Period	$4.71	$4.50	$3.57		$4.71	$4.50	$3.58	$5.04

Total Return (%)	4.7	26.1	(18.7	)(b)	4.7	25.7	(29.0)	(17.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.25	1.25	1.25	(c)	1.15	1.15	1.15	1.15	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.23	1.18	—		1.13	1.08	—	—
Ratio of net investment income (loss) to average net assets (%)	0.55	(0.15)	(0.25	)(c)	0.33	(0.04)	(0.06)	(0.35	)(c)
Portfolio turnover rate (%)	67	90	60	(c)	67	90	60	77
Net assets, end of period (000)	$6,907	$1,625	$0.8		$11,788	$11,162	$4,462	$1,036
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.29	1.32	1.32	(c)	1.19	1.22	1.22	1.27	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-168

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—97.8% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—2.0%
84,875	General Dynamics Corp.	$8,877,925
50,399	Goodrich Corp.	1,645,023
364,506	Honeywell International, Inc.	12,907,158
48,800	L-3 Communications Holdings, Inc.	3,574,112
187,589	Lockheed Martin Corp.	10,420,569
156,039	Northrop Grumman Corp.	8,482,280
191,565	Raytheon Co.	7,438,469
74,810	Rockwell Collins, Inc.	2,950,506
355,789	The Boeing Co.	18,419,197
216,561	United Technologies Corp.	22,381,579

		97,096,818

	Air Freight & Logistics—1.1%
127,371	FedEx Corp.	12,544,770
27,246	Ryder System, Inc.	1,301,541
474,949	United Parcel Service, Inc. (Class B)	40,589,142

		54,435,453

	Airlines—0.1%
54,839	Delta Air Lines, Inc. (b) (c)	410,196
330,357	Southwest Airlines Co.	5,378,212

		5,788,408

	Auto Components—0.2%
31,726	Cooper Tire & Rubber Co.	683,695
63,469	Dana Corp.	1,099,918
237,811	Delphi Corp.	2,145,055
80,662	Johnson Controls, Inc.	5,117,197
74,316	The Goodyear Tire & Rubber Co. (b) (c)	1,089,473
54,892	Visteon Corp. (c)	536,295

		10,671,633

	Automobiles—0.6%
775,343	Ford Motor Co.	11,351,021
239,352	General Motors Corp. (c)	9,588,441
124,501	Harley-Davidson, Inc.	7,563,436

		28,502,898

	Beverages—2.2%
15,860	Adolph Coors Co. (Class B)	1,200,126
334,801	Anheuser-Busch Cos., Inc.	16,984,455
51,602	Brown-Forman Corp. (Class B)	2,511,985
198,840	Coca-Cola Enterprises, Inc.	4,145,814
713,818	PepsiCo, Inc.	37,261,300
1,025,264	The Coca-Cola Co.	42,681,740
105,976	The Pepsi Bottling Group, Inc.	2,865,591

		107,651,011

	Biotechnology—1.3%
538,235	Amgen, Inc. (b)	34,527,775
83,068	Applera Corp.—Applied Biosystems Group	1,736,952
141,347	Biogen Idec, Inc. (b)	9,415,124
79,176	Chiron Corp. (b) (c)	2,638,936

Shares		Value (Note 1)

	Biotechnology—(Continued)
105,026	Genzyme Corp. (b)	$6,098,860
183,453	Gilead Sciences, Inc. (b)	6,419,020
105,399	MedImmune, Inc. (b)	2,857,367

		63,694,034

	Building Products—0.2%
90,898	American Standard Cos., Inc. (b)	3,755,905
189,845	Masco Corp.	6,935,038

		10,690,943

	Capital Markets—2.8%
157,600	E*TRADE Financial Corp. (b)	2,356,120
45,535	Federated Investors, Inc. (Class B)	1,384,264
105,680	Franklin Resources, Inc.	7,360,612
100,129	Janus Capital Group, Inc.	1,683,169
114,169	Lehman Brothers Holdings, Inc.	9,987,504
179,484	Mellon Financial Corp.	5,583,747
394,697	Merrill Lynch & Co., Inc.	23,591,040
463,838	Morgan Stanley	25,752,286
92,893	Northern Trust Corp.	4,512,742
141,287	State Street Corp.	6,940,017
54,304	T. Rowe Price Group, Inc.	3,377,709
329,221	The Bank of New York Co., Inc.	11,002,566
43,752	The Bear Stearns Cos., Inc.	4,476,267
570,796	The Charles Schwab Corp.	6,826,720
205,180	The Goldman Sachs Group, Inc.	21,346,927

		136,181,690

	Chemicals—1.6%
96,325	Air Products & Chemicals, Inc.	5,583,960
420,877	E. I. du Pont de Nemours & Co.	20,644,017
33,024	Eastman Chemical Co.	1,906,476
109,206	Ecolab, Inc.	3,836,407
51,827	Engelhard Corp.	1,589,534
21,638	Great Lakes Chemical Corp. (c)	616,467
47,437	Hercules, Inc. (b)	704,439
39,935	International Flavours & Fragrances, Inc.	1,710,815
112,040	Monsanto Co.	6,223,822
72,842	PPG Industries, Inc.	4,964,911
137,606	Praxair, Inc.	6,075,305
95,280	Rohm & Haas Co.	4,214,234
29,257	Sigma-Aldrich Corp.	1,768,878
399,595	The Dow Chemical Co.	19,783,949

		79,623,214

	Commercial Banks—5.8%
150,479	AmSouth Bancorp	3,897,406
1,711,648	Bank of America Corp.	80,430,340
234,072	BB&T Corp.	9,842,728
72,277	Comerica, Inc.	4,410,343
51,975	Compass Bancshares, Inc.	2,529,623
237,855	Fifth Third Bancorp	11,245,784
52,177	First Horizon National Corp.	2,249,351
97,933	Huntington Bancshares, Inc.	2,426,780

See accompanying notes to schedule of investments and financial statements.

MSF-169

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Commercial Banks—(Continued)
172,309	KeyCorp	$5,841,275
49,216	M&T Bank Corp.	5,307,453
94,682	Marshall & Ilsley Corp.	4,184,944
287,115	National City Corp.	10,781,168
199,441	North Fork Bancorp., Inc.	5,753,873
119,771	PNC Financial Services Group, Inc. (c)	6,879,646
196,960	Regions Financial Corp.	7,009,806
157,120	SunTrust Banks, Inc.	11,608,026
131,218	Synovus Financial Corp.	3,750,210
791,230	U.S. Bancorp	24,781,324
679,561	Wachovia Corp.	35,744,909
716,949	Wells Fargo & Co.	44,558,380
37,996	Zions Bancorp	2,584,868

		285,818,237

	Commercial Services & Supplies—1.0%
134,861	Allied Waste Industries, Inc. (b)	1,251,510
78,497	Apollo Group, Inc. (Class A) (b)	6,335,493
46,809	Avery Dennison Corp.	2,807,136
446,152	Cendant Corp.	10,431,034
72,739	Cintas Corp.	3,190,332
57,245	Equifax, Inc.	1,608,584
69,801	H&R Block, Inc.	3,420,249
50,464	Monster Worldwide, Inc. (b)	1,697,609
97,728	Pitney Bowes, Inc.	4,522,852
93,058	R.R. Donnelley & Sons Co.	3,284,017
73,472	Robert Half International, Inc.	2,162,281
242,447	Waste Management, Inc.	7,258,863

		47,969,960

	Communications Equipment—2.6%
342,768	ADC Telecommunications, Inc. (b) (c)	918,618
68,140	Andrew Corp. (b)	928,748
193,997	Avaya, Inc. (b)	3,336,748
242,290	CIENA Corp. (b)	809,249
2,790,359	Cisco Systems, Inc. (b)	53,853,929
83,758	Comverse Technology, Inc. (b)	2,047,883
594,214	Corning, Inc. (b)	6,993,899
611,801	JDS Uniphase Corp. (b) (c)	1,939,409
1,873,295	Lucent Technologies, Inc. (b) (c)	7,043,589
1,031,622	Motorola, Inc.	17,743,898
694,580	QUALCOMM, Inc.	29,450,192
64,969	Scientific-Atlanta, Inc.	2,144,627
195,727	Tellabs, Inc. (b)	1,681,295

		128,892,084

	Computers & Peripherals—3.8%
170,377	Apple Computer, Inc. (b)	10,972,279
1,052,753	Dell, Inc. (b)	44,363,011
1,015,450	EMC Corp. (b)	15,099,742
158,241	Gateway, Inc. (b) (c)	951,028
1,279,717	Hewlett-Packard Co.	26,835,665
705,435	International Business Machines Corp.	69,541,782
54,703	Lexmark International, Inc. (Class A) (b)	4,649,755

Shares		Value (Note 1)

	Computers & Peripherals—(Continued)
39,495	NCR Corp. (b)	$2,734,239
152,028	Network Appliance, Inc. (b)	5,050,370
39,212	QLogic Corp. (b)	1,440,257
1,425,141	Sun Microsystems, Inc. (b)	7,667,259

		189,305,387

	Construction & Engineering—0.0%
35,510	Fluor Corp. (c)	1,935,650

	Construction Materials—0.1%
43,397	Vulcan Materials Co. (c)	2,369,910

	Consumer Finance—1.3%
531,901	American Express Co.	29,983,259
102,854	Capital One Financial Corp.	8,661,335
541,430	MBNA Corp.	15,262,912
124,210	Providian Financial Corp. (b) (c)	2,045,739
182,145	SLM Corp.	9,724,722

		65,677,967

	Containers & Packaging—0.2%
47,718	Ball Corp.	2,098,638
45,317	Bemis Co., Inc.	1,318,272
62,898	Pactiv Corp. (b)	1,590,690
35,411	Sealed Air Corp. (b)	1,886,344
23,728	Temple-Inland, Inc.	1,622,995

		8,516,939

	Distributors—0.1%
74,002	Genuine Parts Co. (c)	3,260,528

	Diversified Financial Services—3.6%
89,067	CIT Group, Inc.	4,081,050
2,199,218	Citigroup, Inc.	105,958,323
1,509,635	JPMorgan Chase & Co.	58,890,862
62,675	Moody’s Corp.	5,443,324
130,078	Principal Financial Group, Inc. (c)	5,325,393

		179,698,952

	Diversified Telecommunication Services—2.9%
128,721	ALLTEL Corp.	7,563,646
337,258	AT&T Corp.	6,428,137
776,230	BellSouth Corp.	21,571,432
57,026	CenturyTel, Inc.	2,022,712
142,151	Citizens Communications Co.	1,960,262
769,511	Qwest Communications International, Inc. (b)	3,416,629
1,404,945	SBC Communications, Inc.	36,205,433
623,340	Sprint Corp.	15,489,999
1,173,378	Verizon Communications, Inc.	47,533,543

		142,191,793

	Electric Utilities—1.9%
58,164	Allegheny Energy, Inc. (b) (c)	1,146,412
82,548	Ameren Corp.	4,138,957

See accompanying notes to schedule of investments and financial statements.

MSF-170

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Electric Utilities—(Continued)
167,685	American Electric Power Co., Inc.	$5,758,303
130,442	CenterPoint Energy, Inc. (c)	1,473,995
76,805	Cinergy Corp.	3,197,392
102,557	Consolidated Edison, Inc.	4,486,869
73,717	DTE Energy Co.	3,179,414
138,066	Edison International	4,422,254
94,730	Entergy Corp.	6,402,801
280,763	Exelon Corp.	12,373,225
139,772	FirstEnergy Corp.	5,522,392
78,646	FPL Group, Inc.	5,878,788
170,830	PG&E Corp. (b)	5,685,222
38,814	Pinnacle West Capital Corp.	1,723,730
80,109	PPL Corp.	4,268,208
104,690	Progress Energy, Inc.	4,736,176
84,613	TECO Energy, Inc. (c)	1,297,963
313,451	The Southern Co.	10,506,877
101,797	TXU Corp.	6,572,014
169,648	Xcel Energy, Inc. (c)	3,087,594

		95,858,586

	Electrical Equipment—0.4%
81,051	American Power Conversion Corp.	1,734,491
38,891	Cooper Industries, Ltd. (Class A)	2,640,310
177,864	Emerson Electric Co.	12,468,267
35,533	Power-One, Inc. (b) (c)	316,954
78,053	Rockwell Automation, Inc.	3,867,526

		21,027,548

	Electronic Equipment & Instruments—0.3%
205,781	Agilent Technologies, Inc. (b)	4,959,322
85,375	Jabil Circuit, Inc. (b)	2,183,892
79,844	Molex, Inc.	2,395,320
220,842	Sanmina-SCI Corp. (b) (c)	1,870,532
411,416	Solectron Corp. (b)	2,192,847
101,974	Symbol Technologies, Inc.	1,764,150
38,141	Tektronix, Inc.	1,152,240

		16,518,303

	Energy Equipment & Services—0.9%
142,159	Baker Hughes, Inc.	6,065,924
68,441	BJ Services Co.	3,185,244
187,292	Halliburton Co.	7,349,338
63,357	Nabors Industries, Ltd. (b)	3,249,581
57,363	Noble Corp. (b)	2,853,236
45,442	Rowan Cos., Inc. (b)	1,176,948
249,487	Schlumberger, Ltd.	16,703,155
136,268	Transocean, Inc. (b)	5,776,400

		46,359,826

	Food & Staples Retailing—3.1%
155,968	Albertson’s, Inc. (c)	3,724,516
198,775	Costco Wholesale Corp.	9,622,698
169,532	CVS Corp.	7,640,807
189,633	Safeway, Inc. (b)	3,743,355

Shares		Value (Note 1)

	Food & Staples Retailing—(Continued)
56,890	Supervalu, Inc.	$1,963,843
271,120	Sysco Corp.	10,348,650
313,204	The Kroger Co. (b)	5,493,598
1,794,574	Wal-Mart Stores, Inc.	94,789,399
433,076	Walgreen Co. (c)	16,617,126

		153,943,992

	Food Products—1.3%
277,357	Archer-Daniels-Midland Co.	6,187,835
174,361	Campbell Soup Co.	5,211,650
217,938	ConAgra Foods, Inc.	6,418,274
154,400	General Mills, Inc.	7,675,224
148,032	H.J. Heinz Co.	5,771,768
104,281	Hershey Foods Corp.	5,791,767
174,976	Kellogg Co.	7,814,428
57,935	McCormick & Co., Inc.	2,236,291
332,573	Sara Lee Corp.	8,028,312
95,108	Wm. Wrigley Jr., Co. (c)	6,580,522

		61,716,071

	Gas Utilities—0.1%
68,055	KeySpan Corp.	2,684,770
18,681	Nicor, Inc. (c)	690,076
114,580	NiSource, Inc.	2,610,132
15,947	Peoples Energy Corp.	700,871

		6,685,849

	Health Care Equipment & Supplies—2.2%
22,659	Bausch & Lomb, Inc. (c)	1,460,599
261,227	Baxter International, Inc.	9,022,781
107,333	Becton, Dickinson & Co.	6,096,514
107,272	Biomet, Inc.	4,654,532
357,857	Boston Scientific Corp. (b)	12,721,816
44,347	C.R. Bard, Inc.	2,837,321
49,702	Fisher Scientific International, Inc. (b)	3,100,411
134,996	Guidant Corp.	9,733,212
66,147	Hospira, Inc. (b)	2,215,925
512,211	Medtronic, Inc.	25,441,520
21,074	Millipore Corp. (b)	1,049,696
54,283	PerkinElmer, Inc.	1,220,825
151,512	St. Jude Medical, Inc. (b)	6,352,898
170,362	Stryker Corp.	8,219,966
67,781	Thermo Electron Corp. (b)	2,046,308
51,207	Waters Corp. (b)	2,395,976
103,951	Zimmer Holdings, Inc. (b)	8,328,554

		106,898,854

	Health Care Providers & Services—2.2%
62,570	Aetna, Inc.	7,805,607
44,545	AmerisourceBergen Corp.	2,613,901
183,097	Cardinal Health, Inc.	10,647,091
192,630	Caremark Rx, Inc. (b)	7,595,401
56,891	CIGNA Corp. (c)	4,640,599
32,199	Express Scripts, Inc. (Class A) (b) (c)	2,461,292

See accompanying notes to schedule of investments and financial statements.

MSF-171

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Health Care Providers & Services—(Continued)
178,497	HCA, Inc. (c)	$7,132,740
103,145	Health Management Associates, Inc. (Class A) (c)	2,343,454
67,551	Humana, Inc. (b)	2,005,589
98,293	IMS Health, Inc.	2,281,381
58,620	Laboratory Corp. of America Holdings (b) (c)	2,920,448
36,629	Manor Care, Inc.	1,297,765
124,550	McKesson Corp.	3,918,343
115,473	Medco Health Solutions, Inc. (b)	4,803,677
42,885	Quest Diagnostics, Inc.	4,097,662
197,755	Tenet Healthcare Corp. (b)	2,171,350
276,983	UnitedHealth Group, Inc.	24,382,813
125,078	WellPoint, Inc. (b)	14,383,970

		107,503,083

	Hotels, Restaurants & Leisure—1.5%
268,357	Carnival Corp.	15,465,414
66,622	Darden Restaurants, Inc.	1,848,094
47,490	Harrah’s Entertainment, Inc.	3,176,606
163,571	Hilton Hotels Corp.	3,719,605
146,043	International Game Technology	5,020,959
94,758	Marriott International, Inc. (Class A)	5,967,859
532,755	McDonald’s Corp.	17,080,125
169,495	Starbucks Corp. (b) (c)	10,569,708
87,837	Starwood Hotels & Resorts Worldwide, Inc. (Class B)	5,129,681
48,301	Wendy’s International, Inc.	1,896,297
124,133	Yum! Brands, Inc.	5,856,595

		75,730,943

	Household Durables—0.5%
52,671	Centex Corp.	3,138,138
61,087	Fortune Brands, Inc.	4,714,695
19,629	KB HOME	2,049,268
80,896	Leggett & Platt, Inc.	2,299,873
33,546	Maytag Corp. (c)	707,821
116,449	Newell Rubbermaid, Inc. (c)	2,816,901
54,053	Pulte Homes, Inc.	3,448,581
24,383	Snap-On, Inc.	837,800
34,215	The Black & Decker Corp.	3,022,211
34,859	The Stanley Works	1,707,743
28,149	Whirlpool Corp.	1,948,192

		26,691,223

	Household Products—1.8%
224,715	Colgate-Palmolive Co.	11,496,419
206,680	Kimberly-Clark Corp.	13,601,611
64,408	The Clorox Co.	3,795,564
1,074,949	The Procter & Gamble Co.	59,208,191

		88,101,785

	IT Services—1.1%
54,471	Affiliated Computer Services, Inc. (Class A) (b)	3,278,609
246,857	Automatic Data Processing, Inc.	10,948,108

Shares		Value (Note 1)

	IT Services—(Continued)
80,214	Computer Sciences Corp. (b)	$4,521,663
60,005	Convergys Corp. (b)	899,475
217,725	Electronic Data Systems Corp. (c)	5,029,448
351,657	First Data Corp.	14,959,489
82,884	Fiserv, Inc. (b)	3,331,108
160,265	Paychex, Inc.	5,461,831
57,411	Sabre Holdings Corp. (Class A)	1,272,228
122,412	SunGard Data Systems, Inc. (b)	3,467,932
142,324	Unisys Corp. (b)	1,448,858

		54,618,749

	Industrial Conglomerates—4.6%
329,913	3M Co.	27,075,960
4,480,064	General Electric Co.	163,522,336
58,276	Textron, Inc.	4,300,769
852,440	Tyco International, Ltd.	30,466,205

		225,365,270

	Insurance—4.1%
120,432	ACE, Ltd.	5,148,468
214,417	AFLAC, Inc.	8,542,373
46,050	Ambac Financial Group, Inc.	3,782,086
1,103,717	American International Group, Inc.	72,481,095
134,101	Aon Corp. (c)	3,199,650
71,212	Cincinnati Financial Corp.	3,151,843
124,464	Hartford Financial Services Group, Inc.	8,626,600
57,853	Jefferson-Pilot Corp.	3,006,042
73,988	Lincoln National Corp.	3,453,760
78,608	Loews Corp.	5,526,142
223,291	Marsh & McLennan Cos., Inc.	7,346,274
59,634	MBIA, Inc.	3,773,640
315,421	MetLife, Inc.	12,777,705
217,390	Prudential Financial, Inc.	11,947,754
53,746	Safeco Corp.	2,807,691
290,790	The Allstate Corp.	15,039,659
81,183	The Chubb Corp.	6,242,973
84,839	The Progressive Corp.	7,197,741
283,692	The St. Paul Travelers Cos., Inc.	10,516,462
45,812	Torchmark, Inc.	2,617,698
125,641	UnumProvident Corp. (c)	2,254,000
58,757	XL Capital, Ltd. (Class A)	4,562,481

		204,002,137

	Internet & Catalog Retail—0.7%
280,915	eBay, Inc. (b)	32,664,796

	Internet Software & Services—0.4%
582,595	Yahoo!, Inc. (b)	21,952,180

	Investment Company—1.0%
389,900	SPDR Trust Series 1	47,127,213

	Leisure Equipment & Products—0.2%
40,766	Brunswick Corp.	2,017,917
121,484	Eastman Kodak Co. (c)	3,917,859

See accompanying notes to schedule of investments and financial statements.

MSF-172

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Leisure Equipment & Products—(Continued)
75,013	Hasbro, Inc. (c)	$1,453,752
175,847	Mattel, Inc.	3,427,258

		10,816,786

	Machinery—1.5%
144,603	Caterpillar, Inc.	14,100,239
19,289	Cummins, Inc. (c)	1,616,225
130,780	Danaher Corp.	7,508,080
105,158	Deere & Co.	7,823,755
86,178	Dover Corp.	3,614,305
64,370	Eaton Corp.	4,657,813
125,302	Illinois Tool Works, Inc.	11,612,989
72,978	Ingersoll-Rand Co., Ltd. (Class A)	5,860,134
39,122	ITT Industries, Inc.	3,303,853
29,590	Navistar International Corp. (b) (c)	1,301,368
73,617	PACCAR, Inc.	5,924,696
52,546	Pall Corp.	1,521,207
50,629	Parker Hannifin Corp.	3,834,641

		72,679,305

	Media—3.9%
243,044	Clear Channel Communications, Inc.	8,139,543
940,704	Comcast Corp. (Class A) (b)	31,306,629
34,724	Dow Jones & Co., Inc.	1,495,215
108,166	Gannett Co., Inc.	8,837,162
32,633	Knight-Ridder, Inc. (c)	2,184,453
21,188	Meredith Corp.	1,148,390
61,476	New York Times Co. (Class A) (c)	2,508,221
1,107,163	News Corp. (Class A)	20,659,662
78,959	Omnicom Group, Inc.	6,657,823
179,204	The Interpublic Group of Cos., Inc. (b)	2,401,334
80,473	The McGraw-Hill Cos., Inc.	7,366,498
865,865	The Walt Disney Co.	24,071,047
1,940,986	Time Warner, Inc. (b)	37,732,768
134,633	Tribune Co.	5,673,435
136,962	Univision Communications, Inc. (Class A) (b)	4,008,878
722,526	Viacom, Inc. (Class B)	26,292,721

		190,483,779

	Metals & Mining—0.7%
368,876	Alcoa, Inc.	11,590,084
40,454	Allegheny Technologies, Inc.	876,638
75,654	Freeport-McMoRan Copper & Gold, Inc. (Class B)	2,892,252
188,111	Newmont Mining Corp.	8,354,009
67,417	Nucor Corp.	3,528,606
40,456	Phelps Dodge Corp.	4,001,908
48,188	United States Steel Corp. (c)	2,469,635

		33,713,132

	Multi-Utilities—0.8%
226,418	Calpine Corp. (b) (c)	892,087
82,517	CMS Energy Corp. (b) (c)	862,303
74,520	Constellation Energy Group, Inc.	3,257,269
140,452	Dominion Resources, Inc.	9,514,218

Shares		Value (Note 1)

	Multi-Utilities—(Continued)
405,391	Duke Energy Co.	$10,268,554
161,040	Dynegy, Inc. (Class A) (b) (c)	744,005
100,733	Public Service Enterprise Group, Inc.	5,214,947
98,901	Sempra Energy	3,627,689
274,936	The AES Corp. (b)	3,758,375

		38,139,447

	Multiline Retail—1.1%
47,827	Big Lots, Inc. (b) (c)	580,141
34,803	Dillard’s, Inc. (Class A)	935,157
138,853	Dollar General Corp.	2,883,977
71,059	Family Dollar Stores, Inc.	2,219,173
71,703	Federated Department Stores, Inc.	4,143,716
121,028	J.C. Penney Co., Inc.	5,010,559
145,389	Kohl’s Corp. (b)	7,148,777
59,359	Nordstrom, Inc.	2,773,846
87,640	Sears Roebuck & Co. (c)	4,472,269
379,447	Target Corp.	19,704,683
123,732	The May Department Stores Co.	3,637,721

		53,510,019

	Office Electronics—0.1%
404,095	Xerox Corp. (b)	6,873,656

	Oil & Gas—6.0%
38,839	Amerada Hess Corp.	3,199,557
104,812	Anadarko Petroleum Corp.	6,792,866
138,346	Apache Corp.	6,996,157
30,116	Ashland, Inc.	1,758,172
165,902	Burlington Resources, Inc.	7,216,737
897,786	ChevronTexaco Corp.	47,142,743
292,495	ConocoPhillips	25,397,341
205,958	Devon Energy Corp.	8,015,885
272,574	El Paso Corp. (c)	2,834,770
50,248	EOG Resources, Inc.	3,585,697
2,733,811	Exxon Mobil Corp.	140,135,152
64,281	Kerr-McGee Corp.	3,714,799
52,495	Kinder Morgan, Inc.	3,838,959
146,861	Marathon Oil Corp.	5,523,442
167,268	Occidental Petroleum Corp.	9,761,761
30,988	Sunoco, Inc.	2,532,029
235,802	The Williams Cos., Inc.	3,841,215
111,526	Unocal Corp.	4,822,384
108,753	Valero Energy Corp.	4,937,386
110,327	XTO Energy, Inc.	3,903,369

		295,950,421

	Paper & Forest Products—0.5%
109,359	Georgia-Pacific Corp.	4,098,775
206,197	International Paper Co.	8,660,274
46,636	Louisiana-Pacific Corp. (c)	1,247,047
85,875	MeadWestvaco Corp.	2,910,304
101,647	Weyerhaeuser Co.	6,832,711

		23,749,111

See accompanying notes to schedule of investments and financial statements.

MSF-173

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Personal Products—0.6%
38,571	Alberto-Culver Co. (Class B)	$1,873,393
200,419	Avon Products, Inc.	7,756,215
420,715	The Gillette Co.	18,839,618

		28,469,226

	Pharmaceuticals—6.6%
659,963	Abbott Laboratories	30,787,274
55,635	Allergan, Inc. (c)	4,510,329
824,473	Bristol-Myers Squibb Co.	21,122,998
479,545	Eli Lilly & Co.	27,214,179
156,117	Forest Laboratories, Inc. (b)	7,003,409
1,257,608	Johnson & Johnson	79,757,499
102,363	King Pharmaceuticals, Inc. (b)	1,269,301
939,727	Merck & Co., Inc.	30,202,826
114,035	Mylan Laboratories, Inc. (c)	2,016,139
3,191,346	Pfizer, Inc.	85,815,294
624,100	Schering-Plough Corp.	13,031,208
46,403	Watson Pharmaceuticals, Inc. (b)	1,522,482
565,381	Wyeth	24,079,577

		328,332,515

	Real Estate—0.5%
40,164	Apartment Investment & Management Co. (REIT) (Class A)	1,547,921
82,923	Archstone-Smith Trust (REIT)	3,175,951
170,878	Equity Office Properties Trust (REIT)	4,975,967
119,825	Equity Residential (REIT)	4,335,268
77,790	Plum Creek Timber Co., Inc. (REIT)	2,990,248
77,930	ProLogis (REIT) (c)	3,376,707
93,722	Simon Property Group, Inc. (REIT)	6,061,002

		26,463,064

	Road & Rail—0.5%
159,301	Burlington Northern Santa Fe Corp.	7,536,530
91,036	CSX Corp.	3,648,723
167,813	Norfolk Southern Corp.	6,073,152
110,002	Union Pacific Corp.	7,397,635

		24,656,040

	Semiconductor & Semiconductor Equipment—2.9%
163,533	Advanced Micro Devices, Inc. (b) (c)	3,600,997
157,763	Altera Corp. (b)	3,265,694
159,267	Analog Devices, Inc.	5,880,138
719,645	Applied Materials, Inc. (b)	12,305,929
130,579	Applied Micro Circuits Corp. (b)	549,738
139,451	Broadcom Corp. (Class A) (b)	4,501,478
165,191	Freescale Semiconductor, Inc. (Class B) (b)	3,032,907
2,679,444	Intel Corp.	62,672,195
82,825	KLA-Tencor Corp. (b) (c)	3,857,988
130,113	Linear Technology Corp.	5,043,180
163,118	LSI Logic Corp. (b) (c)	893,887
137,828	Maxim Integrated Products, Inc.	5,842,529
259,517	Micron Technology, Inc. (b)	3,205,035
151,764	National Semiconductor Corp.	2,724,164

Shares		Value (Note 1)

	Semiconductor & Semiconductor Equipment—(Continued)
59,238	Novellus Systems, Inc. (b)	$1,652,148
70,435	NVIDIA Corp. (b)	1,659,449
75,521	PMC-Sierra, Inc. (b)	849,611
82,287	Teradyne, Inc. (b)	1,404,639
732,228	Texas Instruments, Inc.	18,027,453
147,602	Xilinx, Inc. (c)	4,376,399

		145,345,558

	Software—4.1%
101,121	Adobe Systems, Inc.	6,344,332
97,254	Autodesk, Inc.	3,690,789
94,055	BMC Software, Inc. (b)	1,749,423
71,783	Citrix Systems, Inc. (b)	1,760,837
248,173	Computer Associates International, Inc.	7,708,253
163,976	Compuware Corp. (b)	1,060,925
129,388	Electronic Arts, Inc. (b)	7,980,652
79,427	Intuit, Inc. (b)	3,495,582
35,775	Mercury Interactive Corp. (b)	1,629,551
4,606,962	Microsoft Corp.	123,051,955
159,283	Novell, Inc. (b)	1,075,160
2,173,246	Oracle Corp. (b)	29,816,935
114,045	Parametric Technology Corp. (b)	671,725
215,343	Siebel Systems, Inc. (b)	2,261,102
268,744	Symantec Corp. (b)	6,922,846
178,882	VERITAS Software Corp. (b)	5,107,081

		204,327,148

	Specialty Retail—2.3%
112,116	AutoNation, Inc. (b)	2,153,748
33,811	AutoZone, Inc. (b)	3,087,282
127,523	Bed Bath & Beyond, Inc. (b)	5,079,241
137,467	Best Buy Co., Inc.	8,168,289
82,807	Circuit City Stores, Inc.	1,295,102
172,228	Limited Brands, Inc.	3,964,689
327,467	Lowe’s Cos., Inc.	18,858,825
132,389	Office Depot, Inc. (b)	2,298,273
37,309	Officemax, Inc.	1,170,756
67,153	RadioShack Corp.	2,207,991
210,992	Staples, Inc.	7,112,540
371,528	The Gap, Inc.	7,846,671
930,561	The Home Depot, Inc.	39,772,177
59,898	The Sherwin-Williams Co.	2,673,248
61,657	Tiffany & Co.	1,971,174
204,199	TJX Cos., Inc.	5,131,521
91,133	Toys “R” Us, Inc. (b)	1,865,493

		114,657,020

	Textiles, Apparel & Luxury Goods—0.5%
80,055	Coach, Inc. (b)	4,515,102
51,793	Jones Apparel Group, Inc.	1,894,070
45,999	Liz Claiborne, Inc. (c)	1,941,618
111,228	NIKE, Inc. (Class B)	10,087,267
24,631	Reebok International, Ltd. (c)	1,083,764
47,070	VF Corp.	2,606,737

		22,128,558

See accompanying notes to schedule of investments and financial statements.

MSF-174

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Thrifts & Mortgage Finance—1.8%
245,958	Countrywide Financial Corp.	$9,102,906
292,203	Federal Home Loan Mortgage Corp.	21,535,361
410,161	Federal National Mortgage Association	29,207,565
129,759	Golden West Financial Corp.	7,969,798
41,011	MGIC Investment Corp. (c)	2,826,068
146,281	Sovereign Bancorp, Inc.	3,298,636
369,977	Washington Mutual, Inc.	15,642,627

		89,582,961

	Tobacco—1.2%
869,804	Altria Group, Inc.	53,145,024
62,528	Reynolds American, Inc (c)	4,914,701
70,019	UST, Inc.	3,368,614

		61,428,339

	Trading Companies & Distributors—0.1%
38,174	W.W. Grainger, Inc.	2,543,152

	Wireless Telecommunication Services—0.3%
470,921	Nextel Communications, Inc. (Class A) (b)	14,127,630

	Total Common Stocks (Identified Cost $4,006,301,830)	4,830,716,784

Short Term Investments—2.3%
Face Amount		Value (Note 1)

	Discount Notes—2.3%
$1,325,000	Federal Home Loan Bank 1.000%, 01/03/05	$1,324,926
6,000,000	Federal Home Loan Mortgage 2.005%, 01/14/05	5,995,797
56,000,000	Federal Home Loan Mortgage 2.300%, 03/08/05	55,762,840
5,000,000	Federal Home Loan Mortgage 2.300%, 03/14/05	4,976,600
17,500,000	Federal Home Loan Mortgage 2.380%, 03/15/05	17,415,543
5,000,000	Federal Home Loan Mortgage 2.400%, 03/15/05	4,975,869
5,175,000	Federal National Mortgage Association 2.300%, 03/02/05	5,155,163
15,000,000	Federal National Mortgage Association 2.320%, 03/02/05	14,942,000
5,000,000	Federal National Mortgage Association 2.380%, 03/02/05	4,980,250

		115,528,988

	Total Short Term Investments (Identified Cost $115,528,988)	115,528,988

	Total Investments—100.1% (Identified Cost $4,121,830,818) (a)	4,946,245,772
	Other assets less liabilities	(4,179,220)

	Total Net Assets—100%	$4,942,066,552

Futures Contracts

Futures Contracts Long	Number of Contracts	Expiration Date	Contract Amount	Valuation as of December 31, 2004	Unrealized Appreciation
S & P 500 Index Futures	345	03/17/05	$101,889,975	$104,681,625	$2,791,650

See accompanying notes to schedule of investments and financial statements.

MSF-175

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$4,946,245,772
Cash		14,499
Collateral for securities loaned		102,440,364
Receivable for:
Fund shares sold		2,198,759
Dividends and interest		6,423,906

Total Assets		5,057,323,300
Liabilities
Payable for:
Fund shares redeemed	$11,299,116
Futures variation margin	93,620
Return of collateral for securities loaned	102,440,364
Accrued expenses:
Management fees	1,036,561
Service and distribution fees	139,992
Other expenses	247,095

Total Liabilities		115,256,748

Net Assets		$4,942,066,552

Net assets consist of:
Capital paid in		$4,048,690,554
Undistributed net investment income		77,448,853
Accumulated net realized gains (losses)		(11,279,459)
Unrealized appreciation (depreciation) on investments and futures contracts		827,206,604

Net Assets		$4,942,066,552

Computation of offering price:
Class A
Net asset value and redemption price per share ($4,139,892,927 divided by 128,288,805 shares outstanding)		$32.27

Class B
Net asset value and redemption price per share ($508,907,758 divided by 16,146,237 shares outstanding)		$31.52

Class E
Net asset value and redemption price per share ($293,265,867 divided by 9,134,011 shares outstanding)		$32.11

Identified cost of investments		$4,121,830,818

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$91,321,117
Interest		1,219,138	(a)

		92,540,255
Expenses
Management fees	$11,328,304
Service and distribution fees—Class B	870,368
Service and distribution fees—Class E	346,462
Directors’ fees and expenses	23,099
Custodian	516,842
Audit and tax services	21,371
Legal	109,588
Printing	1,308,919
Insurance	100,792
Miscellaneous	67,700

Total expenses		14,693,445

Net Investment Income		77,846,810

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	41,245,566
Futures contracts—net	4,505,341	45,750,907

Unrealized appreciation (depreciation) on:
Investments—net	341,730,909
Futures contracts—net	2,771,216	344,502,125

Net gain (loss)		390,253,032

Net Increase (Decrease) in Net Assets From Operations		$468,099,842

(a)	Includes income on securities loaned of $146,688.

See accompanying notes to financial statements.

MSF-176

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$77,846,810	$51,372,288
Net realized gain (loss)	45,750,907	19,747,312
Unrealized appreciation (depreciation)	344,502,125	802,758,973

Increase (decrease) in net assets from operations	468,099,842	873,878,573

From Distributions to Shareholders
Net investment income
Class A	(34,642,595)	(51,240,208)
Class B	(2,286,968)	(2,052,849)
Class E	(1,628,653)	(793,635)

Total distributions	(38,558,216)	(54,086,692)

Increase (decrease) in net assets from capital share transactions	186,609,239	666,108,719

Total increase (decrease) in net assets	616,150,865	1,485,900,600

Net Assets
Beginning of the period	4,325,915,687	2,840,015,087

End of the period	$4,942,066,552	$4,325,915,687

Undistributed (Overdistributed) Net Investment Income
End of the period	$77,448,853	$38,996,391

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	12,154,078	$363,376,092	14,793,849	$380,896,202
Shares issued through acquisition	0	0	15,918,775	$416,481,821
Reinvestments	1,153,216	34,642,595	2,186,949	51,240,208
Redemptions	(18,531,590)	(555,863,665)	(15,819,420)	(402,411,675)

Net increase (decrease)	(5,224,296)	$(157,844,978)	17,080,153	$446,206,556

Class B
Sales	9,744,919	$286,325,159	6,102,933	$154,504,853
Reinvestments	77,814	2,286,968	89,410	2,052,849
Redemptions	(2,418,420)	(70,751,599)	(1,311,911)	(33,657,771)

Net increase (decrease)	7,404,313	$217,860,528	4,880,432	$122,899,931

Class E
Sales	5,444,975	$161,207,332	4,112,150	$106,369,821
Reinvestments	54,434	1,628,653	33,974	793,635
Redemptions	(1,216,505)	(36,242,296)	(392,975)	(10,161,224)

Net increase (decrease)	4,282,904	$126,593,689	3,753,149	$97,002,232

Increase (decrease) derived from capital share transactions	6,462,921	$186,609,239	25,713,734	$666,108,719

See accompanying notes to financial statements.

MSF-177

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$29.45	$23.41	$30.60	$35.26	$40.59

Income From Investment Operations
Net investment income	0.54	0.38	0.35	0.33	0.34
Net realized and unrealized gain (loss) on investments	2.54	6.11	(7.09)	(4.59)	(4.07)

Total from investment operations	3.08	6.49	(6.74)	(4.26)	(3.73)

Less Distributions
Distributions from net investment income	(0.26)	(0.45)	(0.23)	(0.09)	(0.35)
Distributions from net realized capital gains	0.00	0.00	(0.22)	(0.31)	(1.25)

Total distributions	(0.26)	(0.45)	(0.45)	(0.40)	(1.60)

Net Asset Value, End of Period	$32.27	$29.45	$23.41	$30.60	$35.26

Total Return (%)	10.5	28.2	(22.3)	(12.2)	(9.3)
Ratio of operating expenses to average net assets (%)	0.30	0.31	0.31	0.31	0.28
Ratio of net investment income to average net assets (%)	1.73	1.48	1.30	1.02	0.88
Portfolio turnover rate (%)	3	1	7	5	7
Net assets, end of period (000)	$4,139,893	$3,931,839	$2,725,874	$3,665,168	$3,999,903

	Class B					Class E
	Year ended December 31,			January 2, 2001(a) through December 31, 2001		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003	2002			2004	2003	2002
Net Asset Value, Beginning of Period	$28.80	$22.92	$30.03	$33.71		$29.33	$23.34	$30.54	$33.45

Income From Investment Operations
Net investment income	0.41	0.34	0.23	0.17		0.47	0.40	0.31	0.00
Net realized and unrealized gain (loss) on investments	2.53	5.95	(6.90)	(3.45)		2.56	6.02	(7.06)	(2.91)

Total from investment operations	2.94	6.29	(6.67)	(3.28)		3.03	6.42	(6.75)	(2.91)

Less Distributions
Distributions from net investment income	(0.22)	(0.41)	(0.22)	(0.09)		(0.25)	(0.43)	(0.23)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.22)	(0.31)		0.00	0.00	(0.22)	0.00

Total distributions	(0.22)	(0.41)	(0.44)	(0.40)		(0.25)	(0.43)	(0.45)	0.00

Net Asset Value, End of Period	$31.52	$28.80	$22.92	$30.03		$32.11	$29.33	$23.34	$30.54

Total Return (%)	10.3	27.9	(22.5)	(9.8	)(b)	10.4	28.0	(22.4)	(8.7	)(b)
Ratio of operating expenses to average net assets (%)	0.55	0.56	0.56	0.56	(c)	0.45	0.46	0.46	0.46	(c)
Ratio of net investment income to average net assets (%)	1.59	1.24	1.17	0.83	(c)	1.67	1.34	1.36	0.93	(c)
Portfolio turnover rate (%)	3	1	7	5		3	1	7	5
Net assets, end of period (000)	$508,908	$251,793	$88,517	$17,421		$293,266	$142,284	$25,624	$33

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-178

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—97.9% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—4.9%
43,550	Lockheed Martin Corp.	$2,419,203
39,250	United Technologies Corp.	4,056,487

		6,475,690

	Air Freight & Logistics—2.1%
11,350	FedEx Corp.	1,117,861
19,617	United Parcel Service, Inc. (Class B)	1,676,469

		2,794,330

	Automobiles—0.9%
18,490	Harley-Davidson, Inc.	1,123,268

	Beverages—2.1%
18,610	Anheuser-Busch Cos., Inc.	944,085
34,889	PepsiCo, Inc.	1,821,206

		2,765,291

	Biotechnology—2.3%
17,470	Amgen, Inc. (b)	1,120,701
5,700	Biogen Idec, Inc. (b)	379,677
26,660	Genzyme Corp. (b)	1,548,146

		3,048,524

	Building Products—0.9%
32,540	Masco Corp.	1,188,686

	Capital Markets—3.8%
17,750	Legg Mason, Inc.	1,300,365
10,400	Lehman Brothers Holdings, Inc.	909,792
14,320	Northern Trust Corp.	695,666
19,535	The Goldman Sachs Group, Inc.	2,032,421

		4,938,244

	Chemicals—5.2%
27,680	E. I. du Pont de Nemours & Co.	1,357,704
24,740	Monsanto Co.	1,374,307
11,660	PPG Industries, Inc.	794,746
29,344	Praxair, Inc.	1,295,537
40,400	The Dow Chemical Co.	2,000,204

		6,822,498

	Commercial Banks—3.7%
54,770	Bank of America Corp.	2,573,643
36,882	Wells Fargo & Co.	2,292,216

		4,865,859

	Communications Equipment—3.1%
145,830	Cisco Systems, Inc. (b)	2,814,519
38,130	Telefonaktiebolaget LM Ericsson (ADR)	1,200,714

		4,015,233

Shares		Value (Note 1)

	Computers & Peripherals—4.8%
20,080	Apple Computer, Inc. (b)	$1,293,152
53,670	Dell, Inc. (b)	2,261,654
78,000	EMC Corp. (b)	1,159,860
18,000	Lexmark International, Inc. (Class A) (b)	1,530,000

		6,244,666

	Consumer Finance—1.6%
37,550	American Express Co.	2,116,693

	Diversified Financial Services—3.3%
32,180	Citigroup, Inc.	1,550,432
71,110	JPMorgan Chase & Co.	2,774,001

		4,324,433

	Diversified Telecommunication Services—1.9%
30,980	Amdocs, Ltd. (b)	813,225
66,800	Sprint Corp.	1,659,980

		2,473,205

	Electric Utilities—1.3%
5,030	Entergy Corp.	339,978
27,460	Exelon Corp.	1,210,162
1,400	FPL Group, Inc.	104,650

		1,654,790

	Energy Equipment & Services—2.3%
44,220	Halliburton Co.	1,735,193
27,075	Noble Corp. (b)	1,346,710

		3,081,903

	Food & Staples Retailing—1.1%
32,080	CVS Corp.	1,445,846

	Food Products—1.1%
28,920	General Mills, Inc.	1,437,613

	Health Care Equipment & Supplies—4.1%
38,150	Baxter International, Inc.	1,317,701
14,360	Boston Scientific Corp. (b)	510,498
17,750	Guidant Corp.	1,279,775
32,500	Medtronic, Inc.	1,614,275
6,040	Synthes, Inc. (b), (CHF)	674,396

		5,396,645

	Health Care Providers & Services—0.7%
22,840	HCA, Inc.	912,686

	Hotels, Restaurants & Leisure—1.2%
26,740	Carnival Corp.	1,541,026

	Household Products—4.8%
42,990	Colgate-Palmolive Co.	2,199,369

See accompanying notes to schedule of investments and financial statements.

MSF-179

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Household Products—(Continued)
66,800	Reckitt Benckiser, Plc., (GBP)	$2,013,006
38,502	The Procter & Gamble Co.	2,120,690

		6,333,065

	IT Services—1.0%
48,100	Accenture, Ltd. (Class A) (b)	1,298,700

	Industrial Conglomerates—4.0%
55,094	General Electric Co.	2,010,931
90,390	Tyco International, Ltd.	3,230,539

		5,241,470

	Insurance—1.7%
23,681	American International Group, Inc.	1,555,131
9,060	Hartford Financial Services Group, Inc.	627,949

		2,183,080

	Internet & Catalog Retail—1.0%
11,200	eBay, Inc. (b)	1,302,336

	Internet Software & Services—0.9%
29,870	Yahoo!, Inc. (b)	1,125,502

	Leisure Equipment & Products—0.5%
3,200	Nintendo Co., Ltd., (JPY)	402,032
19,700	Nintendo Co., Ltd. (ADR)	309,284

		711,316

	Machinery—3.0%
22,150	Caterpillar, Inc.	2,159,847
16,180	Eaton Corp.	1,170,785
6,530	Illinois Tool Works, Inc.	605,200

		3,935,832

	Media—2.6%
54,460	The Walt Disney Co.	1,513,988
21,600	Univision Communications, Inc. (Class A) (b)	632,232
36,201	Viacom, Inc. (Class B)	1,317,354

		3,463,574

	Multi-Utilities—0.5%
9,380	Dominion Resources, Inc.	635,401

	Multiline Retail—1.6%
40,196	Target Corp.	2,087,378

	Oil & Gas—5.4%
60,993	BP, Plc. (ADR)	3,561,991
14,470	EnCana Corp.	825,658
5,180	EOG Resources, Inc.	369,645
21,140	Total S.A. (ADR)	2,322,018

		7,079,312

Shares		Value (Note 1)

	Pharmaceuticals—8.4%
44,030	Abbott Laboratories	$2,053,999
24,790	Eli Lilly & Co.	1,406,833
75,671	Johnson & Johnson	4,799,055
12,870	Roche Holding AG, (CHF)	1,475,319
28,765	Wyeth	1,225,101

		10,960,307

	Road & Rail—0.2%
5,900	CNF, Inc.	295,590

	Semiconductors & Equipment—1.3%
39,640	Analog Devices, Inc.	1,463,509
10,500	Xilinx, Inc.	311,325

		1,774,834

	Software—3.6%
12,420	Electronic Arts, Inc. (b)	766,066
8,340	Mercury Interactive Corp. (b)	379,887
185,970	Oracle Corp. (b)	2,551,508
35,497	VERITAS Software Corp. (b)	1,013,439

		4,710,900

	Specialty Retail—2.3%
54,250	The Gap, Inc.	1,145,760
11,600	Tiffany & Co.	370,852
57,290	TJX Cos., Inc.	1,439,698

		2,956,310

	Thrifts & Mortgage Finance—1.3%
23,690	Federal Home Loan Mortgage Corp.	1,745,953

	Wireless Telecommunication Services—1.4%
67,054	Vodafone Group, Plc. (ADR)	1,835,939

	Total Common Stocks (Identified Cost $111,179,494)	128,343,928

Short Term Investments—2.3%
Face Amount		Value (Note 1)

	Discount Notes—2.3%
$3,044,000	Federal National Mortgage Association
	1.250%, 01/03/05	$3,043,789

	Total Short Term Investments (Identified Cost $3,043,789)	3,043,789

	Total Investments—100.2% (Identified Cost $114,223,283) (a)	131,387,717
	Other assets less liabilities	(254,711)

	Total Net Assets—100%	$131,133,006

See accompanying notes to schedule of investments and financial statements.

MSF-180

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Statement of Assets & Liabilities December 31, 2004
Assets
Investments at value		$131,387,717
Cash		531
Receivable for:
Fund shares sold		52,609
Dividends and interest		124,032
Foreign taxes		8,622
Due from Investment Adviser		5,000

Total Assets		131,578,511
Liabilities
Payable for:
Fund shares redeemed	$228,694
Securities purchased	46,963
Withholding taxes	2,640
Accrued expenses:
Management fees	82,641
Service and distribution fees	13,300
Deferred directors fees	14,034
Other expenses	57,233

Total Liabilities		445,505

Net Assets		$131,133,006

Net assets consist of:
Capital paid in		$133,450,997
Undistributed net investment income		394,444
Accumulated net realized gains (losses)		(19,877,623)
Unrealized appreciation (depreciation) on investments and foreign currency		17,165,188

Net Assets		$131,133,006

Computation of offering price:
Class A
Net asset value and redemption price per share ($58,751,944 divided by 6,409,490 shares outstanding)		$9.17

Class B
Net asset value and redemption price per share ($49,459,977 divided by 5,418,513 shares outstanding)		$9.13

Class E
Net asset value and redemption price per share ($22,921,085 divided by 2,506,217 shares outstanding)		$9.15

Identified cost of investments		$114,223,283

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$1,710,784	(a)
Interest		38,698

		1,749,482
Expenses
Management fees	$870,010
Deferred expense reimbursement	39,670
Service and distribution fees–Class B	128,678
Service and distribution fees–Class E	28,243
Directors’ fees and expenses	23,117
Custodian	130,524
Audit and tax services	21,371
Legal	2,951
Printing	37,064
Insurance	2,131
Miscellaneous	4,141

Total expenses before reductions	1,287,900
Less expense reduction	(25,159)

Total expenses		1,262,741

Net Investment Income		486,741

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	6,678,036
Foreign currency transactions—net	252,032	6,930,068

Unrealized appreciation (depreciation) on:
Investments—net	8,340,918
Foreign currency transactions—net	572	8,341,490

Net gain (loss)		15,271,558

Net Increase (Decrease) in Net Assets From Operations		$15,758,299

(a)	Net of foreign taxes of $34,626.

See accompanying notes to financial statements.

MSF-181

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$486,741	$326,964
Net realized gain	6,930,068	1,234,050
Unrealized appreciation	8,341,490	11,392,548

Increase (decrease) in net assets from operations	15,758,299	12,953,562

From Distributions to Shareholders
Net investment income
Class A	(141,044)	(69,575)
Class B	(193,282)	(61,691)
Class E	(62,600)	(17,388)

Total distributions	(396,926)	(148,654)

Increase (decrease) in net assets from capital share transactions	29,304,427	36,242,830

Total increase (decrease) in net assets	44,665,800	49,047,738
Net Assets
Beginning of the period	86,467,206	37,419,468

End of the period	$131,133,006	$86,467,206

Undistributed (Overdistributed) Net Investment Income
End of the period	$394,444	$313,171

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	3,039,741	$24,899,646	1,028,041	$7,546,689
Shares issued through acquisition	3,868,426	29,911,327	0	0
Reinvestments	16,831	141,044	10,157	69,575
Redemptions	(3,591,062)	(29,496,402)	(989,276)	(7,264,425)

Net increase (decrease)	3,333,936	$25,455,615	48,922	$351,839

Class B
Sales	1,699,576	$14,179,860	4,235,059	$30,793,131
Shares issued through acquisition	25,379	207,824	0	0
Reinvestments	23,120	193,282	9,019	61,691
Redemptions	(2,273,714)	(18,797,246)	(118,378)	(920,056)

Net increase (decrease)	(525,639)	$(4,216,280)	4,125,700	$29,934,766

Class E
Sales	631,024	$5,210,442	983,212	$7,237,028
Shares issued through acquisition	907,886	6,978,460	0	0
Reinvestments	7,479	62,600	2,538	17,388
Redemptions	(503,493)	(4,186,410)	(174,208)	(1,298,191)

Net increase (decrease)	1,042,896	$8,065,092	811,542	$5,956,225

Increase (decrease) derived from capital share transactions	3,851,193	$29,304,427	4,986,164	$36,242,830

See accompanying notes to financial statements.

MSF-182

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$8.27	$6.81	$8.57	$10.23	$10.26

Income From Investment Operations
Net investment income	0.03	0.05	0.05	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.92	1.43	(1.78)	(1.67)	(0.06)

Total from investment operations	0.95	1.48	(1.73)	(1.62)	(0.02)

Less Distributions
Distributions from net investment income	(0.05)	(0.02)	(0.03)	(0.04)	(0.01)

Total distributions	(0.05)	(0.02)	(0.03)	(0.04)	(0.01)

Net Asset Value, End of Period	$9.17	$8.27	$6.81	$8.57	$10.23

Total Return (%)	11.4	21.9	(20.2)	(15.9)	(0.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.97	0.98	0.90	0.90	0.90
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.95	0.96	0.88	—	—
Ratio of net investment income to average net assets (%)	0.56	0.68	0.62	0.58	0.51
Portfolio turnover rate (%)	107	88	63	86	68
Net assets, end of period (000)	$58,752	$25,431	$20,618	$24,506	$18,422
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	1.11	1.34	1.37	1.57

	Class B				Class E
	Year ended December 31,		May 1, 2002(a) through December 31, 2002		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003			2004	2003	2002
Net Asset Value, Beginning of Period	$8.24	$6.80	$8.13		$8.25	$6.81	$8.57	$9.56

Income From Investment Operations
Net investment income	0.02	0.02	0.01		0.03	0.03	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.90	1.44	(1.34)		0.91	1.43	(1.77)	(1.00)

Total from investment operations	0.92	1.46	(1.33)		0.94	1.46	(1.73)	(0.99)

Less Distributions
Distributions from net investment income	(0.03)	(0.02)	0.00		(0.04)	(0.02)	(0.03)	0.00

Total distributions	(0.03)	(0.02)	0.00		(0.04)	(0.02)	(0.03)	0.00

Net Asset Value, End of Period	$9.13	$8.24	$6.80		$9.15	$8.25	$6.81	$8.57

Total Return (%)	11.2	21.5	(16.4	)(b)	11.3	21.5	(20.2)	(10.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.22	1.23	1.15	(c)	1.12	1.13	1.05	1.05	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.20	1.21	1.13	(c)	1.10	1.11	1.03	—
Ratio of net investment income to average net assets (%)	0.30	0.45	0.55	(c)	0.41	0.55	0.55	0.26	(c)
Portfolio turnover rate (%)	107	88	63		107	88	63	86
Net assets, end of period (000)	$49,460	$48,960	$12,365		$22,921	$12,077	$4,436	$730
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	1.36	1.59	(c)	—	1.26	1.49	1.52	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annnualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-183

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio (formerly State Street Research Investment Trust Portfolio)

Schedule of Investments as of December 31, 2004

Common Stocks—97.7% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—2.1%
176,800	General Dynamics Corp.	$18,493,280
602,900	Raytheon Co.	23,410,607

		41,903,887

	Beverages—1.6%
588,400	PepsiCo, Inc.	30,714,480

	Biotechnology—1.4%
436,200	Amgen, Inc. (b)	27,982,230

	Capital Markets—3.7%
321,000	Franklin Resources, Inc.	22,357,650
341,700	Lehman Brothers Holdings, Inc.	29,891,916
196,600	The Goldman Sachs Group, Inc.	20,454,264

		72,703,830

	Chemicals—3.5%
251,080	Lyondell Chemical Co. (c)	7,261,234
268,600	Monsanto Co.	14,920,730
567,200	Praxair, Inc.	25,041,880
444,500	The Dow Chemical Co.	22,007,195

		69,231,039

	Commercial Banks—2.0%
534,000	Bank of America Corp.	25,092,660
466,050	North Fork Bancorp., Inc.	13,445,542

		38,538,202

	Communications Equipment—2.7%
924,300	Cisco Systems, Inc. (b)	17,838,990
763,500	Motorola, Inc.	13,132,200
533,800	QUALCOMM, Inc.	22,633,120

		53,604,310

	Computers & Peripherals—3.0%
565,300	Dell, Inc. (b)	23,821,742
356,100	International Business Machines Corp.	35,104,338

		58,926,080

	Consumer Finance—2.7%
527,400	American Express Co.	29,729,538
418,800	SLM Corp.	22,359,732

		52,089,270

	Diversified Financial Services—4.5%
681,400	CIT Group, Inc.	31,221,748
697,764	Citigroup, Inc.	33,618,270
587,200	JPMorgan Chase & Co.	22,906,672

		87,746,690

Shares		Value (Note 1)

	Diversified Telecommunication Services—2.8%
1,189,700	Sprint Corp.	$29,564,045
618,600	Verizon Communications, Inc.	25,059,486

		54,623,531

	Energy Equipment & Services—1.7%
232,000	Nabors Industries, Ltd. (b)	11,899,280
331,300	Schlumberger, Ltd.	22,180,535

		34,079,815

	Food & Staples Retailing—1.7%
736,800	CVS Corp.	33,207,576

	Food Products—1.0%
442,300	Kellogg Co.	19,753,118

	Health Care Equipment & Supplies—1.8%
650,600	Baxter International, Inc.	22,471,724
188,300	Guidant Corp.	13,576,430

		36,048,154

	Health Care Providers & Services—2.5%
80,800	Aetna, Inc.	10,079,800
722,000	Caremark Rx, Inc. (b)	28,468,460
111,800	UnitedHealth Group, Inc.	9,841,754

		48,390,014

	Hotels, Restaurants & Leisure—2.5%
520,600	International Game Technology	17,898,228
974,800	McDonald’s Corp.	31,252,088

		49,150,316

	Household Durables—0.6%
187,900	Pulte Homes, Inc.	11,988,020

	Household Products—1.6%
560,550	The Procter & Gamble Co.	30,875,094

	IT Services—1.1%
812,270	Accenture, Ltd. (Class A) (b)	21,931,290

	Industrial Conglomerates—6.7%
1,950,000	General Electric Co.	71,175,000
1,653,100	Tyco International, Ltd.	59,081,794

		130,256,794

	Insurance—3.7%
121,300	Ambac Financial Group, Inc.	9,962,369
464,500	American International Group, Inc.	30,503,715
190,600	Prudential Financial, Inc.	10,475,376
194,500	The Allstate Corp.	10,059,540
260,240	Willis Group Holdings, Ltd. (c)	10,714,081

		71,715,081

See accompanying notes to schedule of investments and financial statements.

MSF-184

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio (formerly State Street Research Investment Trust Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Internet Software & Services—2.1%
418,400	IAC/InterActiveCorp. (b) (c)	$11,556,208
754,700	Yahoo!, Inc. (b)	28,437,096

		39,993,304

	Investment Company—1.5%
248,358	SPDR Trust Series 1	30,019,031

	Machinery—1.4%
314,100	ITT Industries, Inc.	26,525,745

	Media—5.5%
1,107,500	Comcast Corp. (Special Class A) (b)	36,370,300
1,901,600	News Corp., Inc. (c)	36,510,720
1,813,800	Time Warner, Inc. (b)	35,260,272

		108,141,292

	Metals & Mining—2.0%
439,800	CONSOL Energy, Inc.	18,053,790
457,300	Newmont Mining Corp.	20,308,693

		38,362,483

	Multiline Retail—2.2%
403,100	Kohl’s Corp. (b)	19,820,427
445,140	Target Corp.	23,116,120

		42,936,547

	Oil & Gas—4.0%
386,790	EOG Resources, Inc.	27,601,334
577,300	Exxon Mobil Corp.	29,592,398
175,500	Newfield Exploration Co. (b)	10,363,275
92,200	Total S.A. (ADR) (c)	10,127,248

		77,684,255

	Paper & Forest Products—1.3%
232,100	International Paper Co.	9,748,200
225,000	Weyerhaeuser Co.	15,124,500

		24,872,700

	Pharmaceuticals—6.6%
453,400	Johnson & Johnson	28,754,628
545,300	Merck & Co., Inc.	17,525,942
920,300	Novartis AG (ADR)	46,511,962
775,125	Pfizer, Inc.	20,843,111
354,000	Wyeth	15,076,860

		128,712,503

	Semiconductor & Semiconductor Equipment—1.4%
1,198,200	Intel Corp.	28,025,898

	Software—5.2%
2,488,200	Microsoft Corp.	66,459,822
2,625,800	Oracle Corp. (b)	36,025,976

		102,485,798

Shares		Value (Note 1)

	Specialty Retail—4.6%
862,038	Circuit City Stores, Inc.	$13,482,275
710,200	Staples, Inc.	23,940,842
749,200	The Home Depot, Inc.	32,020,808
475,640	The Sherwin-Williams Co.	21,227,813

		90,671,738

	Textiles, Apparel & Luxury Goods—1.1%
233,400	NIKE, Inc. (Class B)	21,167,046

	Tobacco—1.5%
477,500	Altria Group, Inc.	29,175,250

	Wireless Telecommunication Services—2.4%
932,200	Nextel Communications, Inc. (Class A) (b)	27,966,000
706,400	Vodafone Group, Plc. (ADR) (c)	19,341,232

		47,307,232

	Total Common Stocks (Identified Cost $1,634,941,807)	1,911,539,643

Short Term Investments—2.0%
Face Amount

	Commercial Paper—2.0%
$7,747,000	BP Amoco Capital, Plc. 2.150%, 01/03/05	7,746,075
25,000,000	Goldman Sachs Group, L.P. 2.331%, 01/04/05	24,995,146
6,541,000	UBS Finance, Inc. 2.346%, 01/03/05	6,540,148

		39,281,369

	Total Short Term Investments (Identified Cost $39,281,368)	39,281,369

	Total Investments—99.7% (Identified Cost $1,674,223,175) (a)	1,950,821,012
	Other assets less liabilities	4,891,347

	Total Net Assets—100%	$1,955,712,359

See accompanying notes to schedule of investments and financial statements.

MSF-185

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio (formerly State Street Research Investment Trust Portfolio)

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$1,950,821,012
Cash		2,340
Collateral for securities loaned		73,838,468
Receivable for:
Securities sold		4,718,109
Fund shares sold		44,624
Dividends and interest		2,624,827
Foreign taxes		53,225

Total Assets		2,032,102,605
Liabilities
Payable for:
Fund shares redeemed	$1,568,199
Withholding taxes	27,808
Return of collateral for securities loaned	73,838,468
Accrued expenses:
Management fees	803,789
Service and distribution fees	11,934
Other expenses	140,048

Total Liabilities		76,390,246

Net Assets		$1,955,712,359

Net assets consist of:
Capital paid in		$2,168,886,221
Undistributed net investment income		20,596,328
Accumulated net realized gains (losses)		(510,368,026)
Unrealized appreciation (depreciation) on investments		276,597,836

Net Assets		$1,955,712,359

Computation of offering price:
Class A
Net asset value and redemption price per share ( $1,877,979,642 divided by 69,168,576 shares outstanding)		$27.15

Class B
Net asset value and redemption price per share ( $26,815,244 divided by 999,444 shares outstanding)		$26.83

Class E
Net asset value and redemption price per share ( $50,917,473 divided by 1,890,083 shares outstanding)		$26.94

Identified cost of investments		$1,674,223,175

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$29,905,804	(a)
Interest		947,589	(b)

		30,853,393
Expenses
Management fees	$9,280,121
Service and distribution fees—Class B	47,016
Service and distribution fees—Class E	69,649
Directors’ fees and expenses	23,099
Custodian	355,259
Audit and tax services	21,371
Legal	46,395
Printing	550,476
Insurance	44,940
Miscellaneous	6,569

Total expenses before reductions	10,444,895
Expense reductions	(271,890)	10,173,005

Net Investment Income		20,680,388

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		205,253,561
Unrealized appreciation (depreciation) on:
Investments—net		(31,114,539)

Net gain (loss)		174,139,022

Net Increase (Decrease) in Net Assets From Operations		$194,819,410

(a)	Net of foreign taxes of $289,202.
(b)	Includes income on securities loaned of $117,221.

See accompanying notes to financial statements.

MSF-186

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio (formerly State Street Research Investment Trust Portfolio)

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$20,680,388	$14,034,001
Net realized gain (loss)	205,253,561	(17,451,108)
Unrealized appreciation (depreciation)	(31,114,539)	459,570,368

Increase (decrease) in net assets from operations	194,819,410	456,153,261

From Distributions to Shareholders
Net investment income
Class A	(13,650,570)	(14,570,160)
Class B	(94,035)	(58,783)
Class E	(320,636)	(103,186)

Total distributions	(14,065,241)	(14,732,129)

Increase (decrease) in net assets from capital share transactions	(161,012,460)	(84,146,550)

Total increase (decrease) in net assets	19,741,709	357,274,582

Net Assets
Beginning of the period	1,935,970,650	1,578,696,068

End of the period	$1,955,712,359	$1,935,970,650

Undistributed (Overdistributed) Net Investment Income
End of the period	$20,596,328	$11,981,144

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	1,052,010	$26,207,678	1,315,400	$28,007,348
Reinvestments	544,933	13,650,570	743,755	14,570,160
Redemptions	(8,912,782)	(222,526,292)	(7,395,661)	(154,223,963)

Net increase (decrease)	(7,315,839)	$(182,668,044)	(5,336,506)	$(111,646,455)

Class B
Sales	536,373	$13,228,045	344,246	$7,377,886
Reinvestments	3,792	94,035	3,028	58,783
Redemptions	(123,439)	(3,072,157)	(107,154)	(2,245,795)

Net increase (decrease)	416,726	$10,249,923	240,120	$5,190,874

Class E
Sales	886,852	$21,957,102	1,179,574	$25,531,532
Reinvestments	12,887	320,636	5,297	103,186
Redemptions	(438,520)	(10,872,077)	(154,406)	(3,325,687)

Net increase (decrease)	461,219	$11,405,661	1,030,465	$22,309,031

Increase (decrease) derived from capital share transactions	(6,437,894)	$(161,012,460)	(4,065,921)	$(84,146,550)

See accompanying notes to financial statements.

MSF-187

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio (formerly State Street Research Investment Trust Portfolio)

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$24.67	$19.12	$26.01	$36.34	$39.14

Income From Investment Operations
Net investment income	0.29	0.19	0.19	0.18	0.19
Net realized and unrealized gain (loss) on investments	2.37	5.54	(6.96)	(6.00)	(2.55)

Total from investment operations	2.66	5.73	(6.77)	(5.82)	(2.36)

Less Distributions
Distributions from net investment income	(0.18)	(0.18)	(0.12)	(0.25)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(4.26)	(0.44)

Total distributions	(0.18)	(0.18)	(0.12)	(4.51)	(0.44)

Net Asset Value, End of Period	$27.15	$24.67	$19.12	$26.01	$36.34

Total Return (%)	10.9	30.2	(26.1)	(17.0)	(6.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.54	0.56	0.54	0.53	0.50
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.53	0.55	0.52	0.50	0.49
Ratio of net investment income to average net assets (%)	1.09	0.83	0.79	0.58	0.48
Portfolio turnover rate (%)	89	75	79	101	86
Net assets, end of period (000)	$1,877,980	$1,886,744	$1,564,635	$2,457,339	$3,278,964

	Class B					Class E
	Year ended December 31,			May 1, 2001(a) through December 31, 2001		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003	2002			2004	2003	2002
Net Asset Value, Beginning of Period	$24.40	$18.93	$25.80	$29.14		$24.50	$19.01	$25.89	$29.23

Income From Investment Operations
Net investment income	0.24	0.14	0.12	0.02		0.24	0.16	0.16	0.01
Net realized and unrealized gain (loss) on investments	2.33	5.48	(6.87)	(3.36)		2.37	5.51	(6.92)	(3.35)

Total from investment operations	2.57	5.62	(6.75)	(3.34)		2.61	5.67	(6.76)	(3.34)

Less Distributions
Distributions from net investment income	(0.14)	(0.15)	(0.12)	0.00		(0.17)	(0.18)	(0.12)	0.00

Total distributions	(0.14)	(0.15)	(0.12)	0.00		(0.17)	(0.18)	(0.12)	0.00

Net Asset Value, End of Period	$26.83	$24.40	$18.93	$25.80		$26.94	$24.50	$19.01	$25.89

Total Return (%)	10.6	29.9	(26.3)	(11.5	)(b)	10.7	30.0	(26.2)	(11.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	0.81	0.79	0.78	(c)	0.69	0.71	0.69	0.68	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.78	0.80	0.77	0.75	(c)	0.68	0.70	0.67	0.65	(c)
Ratio of net investment income to average net assets (%)	0.98	0.59	0.61	0.45	(c)	0.98	0.71	0.79	0.43	(c)
Portfolio turnover rate (%)	89	75	79	101		89	75	79	101
Net assets, end of period (000)	$26,815	$14,219	$6,486	$2,849		$50,917	$35,008	$7,575	$11

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-188

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio (formerly State Street Research Large Cap Growth)

Schedule of Investments as of December 31, 2004

Common Stocks—99.5% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—1.4%
76,500	General Dynamics Corp.	$8,001,900

	Beverages—1.4%
158,400	Anheuser-Busch Cos., Inc.	8,035,632

	Biotechnology—4.3%
50,800	Amgen, Inc. (b)	3,258,820
125,300	Biogen Idec, Inc. (b) (c)	8,346,233
129,000	Charles River Laboratories International, Inc. (b) (c)	5,935,290
83,500	Genentech, Inc. (b)	4,545,740
49,400	Invitrogen Corp. (b)	3,316,222

		25,402,305

	Capital Markets—1.0%
55,400	The Goldman Sachs Group, Inc.	5,763,816

	Chemicals—1.7%
183,800	Monsanto Co.	10,210,090

	Commercial Services & Supplies—1.2%
145,100	Manpower, Inc.	7,008,330

	Communications Equipment—4.7%
593,950	Cisco Systems, Inc. (b)	11,463,235
176,000	Juniper Networks, Inc. (b) (c)	4,785,440
266,800	QUALCOMM, Inc.	11,312,320

		27,560,995

	Computers & Peripherals—4.6%
372,600	Dell, Inc. (b)	15,701,364
771,100	EMC Corp. (b)	11,466,257

		27,167,621

	Consumer Finance—6.1%
212,200	American Express Co.	11,961,714
320,800	MBNA Corp.	9,043,352
336,400	Providian Financial Corp. (b)	5,540,508
173,400	SLM Corp.	9,257,826

		35,803,400

	Diversified Financial Services—2.4%
182,500	Citigroup, Inc.	8,792,850
137,700	JPMorgan Chase & Co.	5,371,677

		14,164,527

	Diversified Telecommunication Services—1.9%
444,100	Sprint Corp.	11,035,885

	Energy Equipment & Services—0.6%
53,200	Schlumberger, Ltd.	3,561,740

Shares		Value (Note 1)

	Health Care Equipment & Supplies—2.5%
76,700	Guidant Corp.	$5,530,070
112,200	St. Jude Medical, Inc. (b)	4,704,546
56,400	Zimmer Holdings, Inc. (b)	4,518,768

		14,753,384

	Health Care Providers & Services—5.9%
53,500	Aetna, Inc.	6,674,125
163,300	Caremark Rx, Inc. (b)	6,438,919
54,300	PacifiCare Health Systems, Inc. (b) (c)	3,069,036
31,000	Quest Diagnostics, Inc.	2,962,050
172,700	UnitedHealth Group, Inc.	15,202,781

		34,346,911

	Hotels, Restaurants & Leisure—4.7%
79,400	International Game Technology	2,729,772
168,100	Marriott International, Inc. (Class A)	10,586,938
108,100	Starbucks Corp. (b)	6,741,116
126,300	Starwood Hotels & Resorts Worldwide, Inc. (Class B)	7,375,920

		27,433,746

	Household Durables—1.1%
50,700	Harman International Industries, Inc.	6,438,900

	Household Products—3.9%
137,200	The Clorox Co.	8,085,196
266,200	The Procter & Gamble Co.	14,662,296

		22,747,492

	IT Services—1.6%
133,600	Alliance Data Systems Corp. (b)	6,343,328
71,500	Cognizant Technology Solutions Corp. (Class A) (b) (c)	3,026,595

		9,369,923

	Industrial Conglomerates—6.4%
590,300	General Electric Co.	21,545,950
449,600	Tyco International, Ltd.	16,068,704

		37,614,654

	Insurance—0.9%
82,825	American International Group, Inc.	5,439,118

	Internet & Catalog Retail—2.5%
126,900	eBay, Inc. (b)	14,755,932

	Internet Software & Services—2.4%
377,100	Yahoo!, Inc. (b)	14,209,128

	Media—3.7%
140,800	Comcast Corp. (Special Class A) (b)	4,623,872
702,900	News Corp., Inc. (c)	13,495,680
120,350	The Walt Disney Co.	3,345,730

		21,465,282

See accompanying notes to schedule of investments and financial statements.

MSF-189

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio (formerly State Street Research Large Cap Growth)

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Metals & Mining—1.4%
203,700	CONSOL Energy, Inc.	$8,361,885

	Multiline Retail—3.6%
137,600	Kohl’s Corp. (b)	6,765,792
280,200	Target Corp.	14,550,786

		21,316,578

	Office Electronics—0.4%
43,100	Zebra Technologies Corp. (Class A) (b) (c)	2,425,668

	Oil & Gas—2.3%
128,300	EOG Resources, Inc.	9,155,488
70,300	Newfield Exploration Co. (b)	4,151,215

		13,306,703

	Pharmaceuticals—8.6%
88,000	Allergan, Inc.	7,134,160
46,600	Elan Corp., Plc. (ADR) (b) (c)	1,269,850
231,600	Johnson & Johnson	14,688,072
345,000	Novartis AG (ADR)	17,436,300
374,700	Pfizer, Inc.	10,075,683

		50,604,065

	Sedmiconductor & Semiconductor Equipment—4.1%
676,100	Intel Corp.	15,813,979
139,100	Linear Technology Corp.	5,391,516
231,500	PMC-Sierra, Inc. (b)	2,604,375

		23,809,870

	Software—6.4%
847,400	Microsoft Corp.	22,634,054
950,300	Oracle Corp. (b)	13,038,116
144,300	Red Hat, Inc. (b) (c)	1,926,405

		37,598,575

Shares		Value (Note 1)

	Specialty Retail—2.7%
59,200	Lowe’s Cos., Inc.	$3,409,328
164,800	PETsMART, Inc.	5,855,344
201,000	Staples, Inc.	6,775,710

		16,040,382

	Textiles, Apparel & Luxury Goods—3.1%
68,800	Coach, Inc. (b)	3,880,320
80,200	NIKE, Inc. (Class B)	7,273,338
161,800	Polo Ralph Lauren Corp. (c)	6,892,680

		18,046,338

	Total Common Stocks (Identified Cost $504,154,631)	583,800,775

Short Term Investments—0.2%
Face Amount

	Commercial Paper—0.2%
$1,360,000	UBS Finance, Inc. 2.200%, 01/03/05	$1,359,834

	Total Short Term Investments (Identified Cost $1,359,834)	1,359,834

	Total Investments—99.7% (Identified Cost $505,514,465) (a)	585,160,609
	Other assets less liabilities	1,680,238

	Total Net Assets—100%	$586,840,847

See accompanying notes to schedule of investments and financial statements.

MSF-190

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio (formerly State Street Research Large Cap Growth)

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$585,160,609
Cash		1,213
Collateral for securities loaned		35,990,139
Receivable for:
Securities sold		2,261,665
Fund shares sold		1,146,129
Dividends and interest		425,289

Total Assets		624,985,044
Liabilities
Payable for:
Fund shares redeemed	$1,692,775
Return of collateral for securities loaned	35,990,139
Accrued expenses:
Management fees	359,558
Service and distribution fees	11,833
Deferred directors fees	29,355
Other expenses	60,537

Total Liabilities		38,144,197

Net Assets		$586,840,847

Net assets consist of:
Capital paid in		$761,082,065
Undistributed net investment income (loss)		2,139,538
Accumulated net realized gains (losses)		(256,026,900)
Unrealized appreciation (depreciation) on investments		79,646,144

Net Assets		$586,840,847

Computation of offering price:
Class A
Net asset value and redemption price per share ( $510,771,280 divided by 25,077,639 shares outstanding)		$20.37

Class B
Net asset value and redemption price per share ( $28,818,234 divided by 1,437,869 shares outstanding)		$20.04

Class E
Net asset value and redemption price per share ( $47,251,333 divided by 2,339,982 shares outstanding)		$20.19

Identified cost of investments		$505,514,465

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$6,461,159	(a)
Interest		154,215	(b)

		6,615,374
Expenses
Management fees	$4,181,373
Service and distribution fees—Class B	39,901
Service and distribution fees—Class E	63,908
Directors’ fees and expenses	25,532
Custodian	122,477
Audit and tax services	21,371
Legal	12,792
Printing	162,771
Insurance	12,085
Miscellaneous	4,473

Total expenses before reductions	4,646,683
Expense reductions	(223,521)	4,423,162

Net Investment Income (Loss)		2,192,212

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		61,402,507
Unrealized appreciation (depreciation) on:
Investments—net		(15,127,902)

Net gain (loss)		46,274,605

Net Increase (Decrease) in Net Assets From Operations		$48,466,817

(a)	Net of foreign taxes of $38,294.
(b)	Includes income on securities loaned of $47,219.

See accompanying notes to financial statements.

MSF-191

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio (formerly State Street Research Large Cap Growth)

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income (loss)	$2,192,212	$(54,086)
Net realized gain	61,402,507	57,930,326
Unrealized appreciation (depreciation)	(15,127,902)	96,726,234

Increase (decrease) in net assets from operations	48,466,817	154,602,474

From Distributions to Shareholders
Net investment income
Class A	0	(279,573)

Total distributions	0	(279,573)

Increase (decrease) in net assets from capital share transactions	(38,842,134)	(42,001,758)

Total increase (decrease) in net assets	9,624,683	112,321,143

Net Assets
Beginning of the period	577,216,164	464,895,021

End of the period	$586,840,847	$577,216,164

Undistributed (Overdistributed) Net Investment Income
End of the period	$2,139,538	$(21,324)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	4,377,237	$82,651,664	6,987,320	$110,813,878
Reinvestments	0	0	19,361	279,573
Redemptions	(8,138,806)	(153,665,556)	(10,602,971)	(167,671,105)

Net increase (decrease)	(3,761,569)	$(71,013,892)	(3,596,290)	$(56,577,654)

Class B
Sales	1,629,166	$29,464,501	4,970	$85,305
Redemptions	(196,110)	(3,622,230)	(226)	(3,745)

Net increase (decrease)	1,433,056	25,842,271	4,744	$81,560

Class E
Sales	722,082	$13,600,671	1,199,100	$19,448,257
Redemptions	(388,316)	(7,271,184)	(297,504)	(4,953,921)

Net increase (decrease)	333,766	$6,329,487	901,596	$14,494,336

Increase (decrease) derived from capital share transactions	(1,994,747)	$(38,842,134)	(2,689,950)	$(42,001,758)

See accompanying notes to financial statements.

MSF-192

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio (formerly State Street Research Large Cap Growth)

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$18.72	$13.86	$20.74	$25.06	$29.34

Income From Investment Operations
Net investment income	0.08	0.00	0.01	0.00	0.03
Net realized and unrealized gain (loss) on investments	1.57	4.87	(6.89)	(2.91)	(3.99)

Total from investment operations	1.65	4.87	(6.88)	(2.91)	(3.96)

Less Distributions
Distributions from net investment income	0.00	(0.01)	0.00	(0.07)	(0.09)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.34)	0.00
Distributions in excess of net realized capital gains	0.00	0.00	0.00	0.00	(0.23)

Total distributions	0.00	(0.01)	0.00	(1.41)	(0.32)

Net Asset Value, End of Period	$20.37	$18.72	$13.86	$20.74	$25.06

Total Return (%)	8.8	35.2	(33.2)	(12.0)	(13.7)
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	0.82	0.79	0.84	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.76	0.80	—	—	—
Ratio of net investment income (loss) to average net assets (%)	0.39	0.00	0.05	0.00	0.23
Portfolio turnover rate (%)	190	167	243	88	88
Net assets, end of period (000)	$510,771	$539,840	$449,676	$788,097	$968,357

	Class B				Class E
	Year ended December 31,		July 30, 2002(a) through December 31, 2002		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003			2004	2003	2002
Net Asset Value, Beginning of Period	$18.46	$13.65	$14.64		$18.59	$13.78	$20.64	$23.50

Income From Investment Operations
Net investment income (loss)	0.07	0.00	(0.01)		0.06	(0.02)	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	1.51	4.81	(0.98)		1.54	4.83	(6.85)	(2.86)

Total from investment operations	1.58	4.81	(0.99)		1.60	4.81	(6.86)	(2.86)

Net Asset Value, End of Period	$20.04	$18.46	$13.65		$20.19	$18.59	$13.78	$20.64

Total Return (%)	8.6	35.2	(6.8	)(b)	8.6	34.9	(33.2)	(12.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.05	1.07	1.04	(c)	0.95	0.97	0.94	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01	1.05	—		0.91	0.95	—	—
Ratio of net investment income (loss) to average net assets (%)	0.59	(0.04)	(0.24	)(c)	0.29	(0.14)	(0.06)	0.00	(c)
Portfolio turnover rate (%)	190	167	243	(c)	190	167	243	88	(c)
Net assets, end of period (000)	$28,818	$89	$1		$47,251	$37,288	$15,218	$4,994

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-193

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio (formerly State Street Research Large Cap Value Portfolio)

Schedule of Investments as of December 31, 2004

Common Stocks—98.6% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—5.2%
52,115	Honeywell International, Inc.	$1,845,392
14,700	Lockheed Martin Corp.	816,585
48,000	Raytheon Co.	1,863,840
24,870	The Boeing Co.	1,287,520

		5,813,337

	Automobiles—0.7%
20,600	General Motors Corp.	825,236

	Biotechnology—0.7%
27,800	MedImmune, Inc. (b)	753,658

	Capital Markets—4.6%
17,600	Merrill Lynch & Co., Inc.	1,051,952
30,180	Morgan Stanley	1,675,594
46,300	The Bank of New York Co., Inc.	1,547,346
71,100	The Charles Schwab Corp.	850,356

		5,125,248

	Chemicals—2.9%
23,800	Air Products & Chemicals, Inc.	1,379,686
38,850	E. I. du Pont de Nemours & Co.	1,905,592

		3,285,278

	Commercial Banks—6.2%
85,586	Bank of America Corp.	4,021,686
17,070	PNC Financial Services Group, Inc.	980,501
63,450	U.S. Bancorp	1,987,254

		6,989,441

	Commercial Services & Supplies—2.3%
42,980	Cendant Corp.	1,004,873
50,880	Waste Management, Inc.	1,523,347

		2,528,220

	Communications Equipment—0.8%
51,600	Motorola, Inc.	887,520

	Computers & Peripherals—2.0%
47,400	Hewlett-Packard Co.	993,978
234,500	Sun Microsystems, Inc. (b)	1,261,610

		2,255,588

	Consumer Finance—1.2%
49,380	MBNA Corp.	1,392,022

	Diversified Financial Services—4.9%
73,371	Citigroup, Inc.	3,535,015
51,740	JPMorgan Chase & Co.	2,018,377

		5,553,392

	Diversified Telecommunication Services—4.2%
72,600	SBC Communications, Inc.	1,870,902
34,500	Sprint Corp.	857,325
49,390	Verizon Communications, Inc.	2,000,789

		4,729,016

Shares		Value (Note 1)

	Electric Utilities—1.9%
39,430	PPL Corp.	$2,100,830

	Electronic Equipment & Instruments—1.0%
48,600	Agilent Technologies, Inc. (b)	1,171,260

	Energy Equipment & Services—2.0%
28,610	Halliburton Co.	1,122,657
26,870	Transocean, Inc.	1,139,019

		2,261,676

	Food & Staples Retailing—2.9%
38,570	CVS Corp.	1,738,350
88,030	The Kroger Co. (b)	1,544,046

		3,282,396

	Food Products—2.0%
28,290	General Mills, Inc.	1,406,296
24,800	Kraft Foods, Inc. (Class A)	883,128

		2,289,424

	Health Care Equipment & Supplies—1.5%
49,030	Baxter International, Inc.	1,693,496

	Health Care Providers & Services—1.2%
34,207	HCA, Inc.	1,366,912

	Hotels, Restaurants & Leisure—1.9%
66,240	McDonald’s Corp.	2,123,654

	Household Durables—1.0%
46,000	Newell Rubbermaid, Inc.	1,112,740

	Household Products—1.1%
18,900	Kimberly-Clark Corp.	1,243,809

	IT Services—0.9%
42,100	Electronic Data Systems Corp.	972,510

	Industrial Conglomerates—3.2%
34,800	General Electric Co.	1,270,200
64,520	Tyco International, Ltd.	2,305,945

		3,576,145

	Insurance—5.5%
29,860	American International Group, Inc.	1,960,906
24,300	Genworth Financial, Inc.	656,100
17,380	Hartford Financial Services Group, Inc.	1,204,608
35,700	UnumProvident Corp.	640,458
22,680	XL Capital, Ltd. (Class A)	1,761,102

		6,223,174

	Investment Company—3.9%
65,400	iShares Russell 1000 Value Index Fund	4,340,598

See accompanying notes to schedule of investments and financial statements.

MSF-194

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio (formerly State Street Research Large Cap Value Portfolio)

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Leisure Equipment & Products—0.9%
53,900	Mattel, Inc.	$1,050,511

	Media—7.0%
135,870	Liberty Media Corp. (Class A) (b)	1,491,853
73,753	The DIRECTV Group, Inc. (b)	1,234,625
75,090	The Walt Disney Co.	2,087,502
80,800	Time Warner, Inc. (b)	1,570,752
17,200	Tribune Co.	724,808
21,600	Viacom, Inc. (Class B)	786,024

		7,895,564

	Metals & Mining—1.4%
15,920	Alcoa, Inc.	500,206
27,300	CONSOL Energy, Inc.	1,120,665

		1,620,871

	Multiline Retail—0.7%
14,140	Federated Department Stores, Inc.	817,151

	Oil & Gas—8.8%
12,300	Amerada Hess Corp.	1,013,274
10,470	Anadarko Petroleum Corp.	678,561
17,820	BP, Plc. (ADR)	1,040,688
33,286	ChevronTexaco Corp.	1,747,848
15,800	EOG Resources, Inc.	1,127,488
58,224	Exxon Mobil Corp.	2,984,562
22,800	Royal Dutch Petroleum Co. (ADR)	1,308,264

		9,900,685

	Paper & Forest Products—1.3%
34,970	International Paper Co.	1,468,740

	Pharmaceuticals—4.0%
47,810	Bristol-Myers Squibb Co.	1,224,892
28,000	Merck & Co., Inc.	899,920
19,300	Pfizer, Inc.	518,977
43,790	Schering-Plough Corp.	914,335
22,970	Wyeth	978,293

		4,536,417

	Road & Rail—1.8%
29,900	Union Pacific Corp.	2,010,775

	Software—1.0%
41,250	Microsoft Corp.	1,101,787

	Specialty Retail—3.5%
67,460	The Gap, Inc.	1,424,755
38,100	The Home Depot, Inc.	1,628,394
43,300	Toys “R” Us, Inc. (b)	886,351

		3,939,500

Shares		Value (Note 1)

	Thrifts & Mortgage Finance—1.5%
14,620	Federal National Mortgage Association	$1,041,090
15,100	Washington Mutual, Inc.	638,428

		1,679,518

	Tobacco—1.0%
17,740	Altria Group, Inc.	1,083,914

	Total Common Stocks (Identified Cost $94,410,876)	111,002,013

Short Term Investments—1.3%
Face Amount

	Commercial Paper—1.3%
$1,294,000	UBS Finance, Inc. 2.200%, 01/03/05	1,293,842
233,000	UBS Finance, Inc. 2.346%, 01/03/05	232,970

		1,526,812

	Total Short Term Investments (Identified Cost $1,526,812)	1,526,812

	Total Investments—99.9% (Identified Cost $95,937,688) (a)	112,528,825
	Other assets less liabilities	59,008

	Total Net Assets—100%	$112,587,833

See accompanying notes to schedule of investments and financial statements.

MSF-195

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio (formerly State Street Research Large Cap Value Portfolio)

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$112,528,825
Cash		525
Receivable for:
Fund shares sold		155,382
Dividends and interest		175,894

Total Assets		112,860,626
Liabilities
Payable for:
Fund shares redeemed	$146,318
Accrued expenses:
Management fees	78,901
Service and distribution fees	10,355
Other expenses	37,219

Total Liabilities		272,793

Net Assets		$112,587,833

Net assets consist of:
Capital paid in		$97,734,982
Undistributed net investment income (loss)		1,055,520
Accumulated net realized gains (losses)		(2,793,806)
Unrealized appreciation (depreciation) on investments		16,591,137

Net Assets		$112,587,833

Computation of offering price:
Class A
Net asset value and redemption price per share ($37,258,650 divided by 3,077,402 shares outstanding)		$12.11

Class B
Net asset value and redemption price per share ($15,880,011 divided by 1,316,082 shares outstanding)		$12.07

Class E
Net asset value and redemption price per share ($59,449,172 divided by 4,922,260 shares outstanding)		$12.08

Identified cost of investments		$95,937,688

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$1,835,096	(a)
Interest		35,085

		1,870,181
Expenses
Management fees	$582,621
Deferred expense reimbursement	41,385
Service and distribution fees—Class B	10,437
Service and distribution fees—Class E	65,687
Directors’ fees and expenses	23,226
Custodian	73,017
Audit and tax services	21,371
Legal	3,487
Printing	22,631
Insurance	1,509
Miscellaneous	4,066

Total expenses before reimbursement	849,437
Expense reductions	(34,776)	814,661

Net Investment Income		1,055,520

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		3,374,984
Unrealized appreciation (depreciation) on:
Investments—net		7,332,003

Net gain (loss)		10,706,987

Net Increase (Decrease) in Net Assets From Operations		$11,762,507

(a)	Net of foreign taxes of $3,016.

See accompanying notes to financial statements.

MSF-196

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio (formerly State Street Research Large Cap Value Portfolio)

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$1,055,520	$448,589
Net realized gain (loss)	3,374,984	(495,247)
Unrealized appreciation (depreciation)	7,332,003	10,207,595

Increase (decrease) in net assets from operations	11,762,507	10,160,937

From Distributions to Shareholders
Net investment income
Class A	0	(249,238)
Class B	0	(366)
Class E	0	(199,940)

Total distributions	0	(449,544)

Increase (decrease) in net assets from capital share transactions	38,600,872	42,958,485

Total increase (decrease) in net assets	50,363,379	52,669,878

Net Assets
Beginning of the period	62,224,454	9,554,576

End of the period	$112,587,833	$62,224,454

Undistributed (Overdistributed) Net Investment Income
End of the period	$1,055,520	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	1,286,608	$14,179,446	841,639	$7,752,902
Shares issued through acquisition	0	0	3,283,888	30,334,284
Reinvestments	0	0	24,474	249,238
Redemptions	(1,311,904)	(14,526,059)	(1,631,176)	(14,930,488)

Net increase (decrease)	(25,296)	$(346,613)	2,518,825	$23,405,936

Class B
Sales	1,359,175	$15,231,237	6,225	$59,500
Reinvestments	0	0	35	366
Redemptions	(48,827)	(545,419)	(655)	(6,298)

Net increase (decrease)	1,310,348	$14,685,818	5,605	$53,568

Class E
Sales	3,234,925	$35,653,140	2,557,469	$23,475,760
Reinvestments	0	0	19,972	199,940
Redemptions	(1,037,179)	(11,391,473)	(470,858)	(4,176,719)

Net increase (decrease)	2,197,746	$24,261,667	2,106,583	$19,498,981

Increase (decrease) derived from capital share transactions	3,482,798	$38,600,872	4,631,013	$42,958,485

See accompanying notes to financial statements.

MSF-197

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio (formerly State Street Research Large Cap Value Portfolio)

Financial Highlights

	Class A
	Year ended December 31,		May 1, 2002(a) through December 31, 2002
	2004	2003
Net Asset Value, Beginning of Period	$10.67	$7.95	$10.00

Income From Investment Operations
Net investment income	0.15	0.11	0.06
Net realized and unrealized gain (loss) on investments	1.29	2.71	(2.06)

Total from investment operations	1.44	2.82	(2.00)

Less Distributions
Distributions from net investment income	0.00	(0.10)	(0.05)

Total distributions	0.00	(0.10)	(0.05)

Net Asset Value, End of Period	$12.11	$10.67	$7.95

Total Return (%)	13.4	35.7	(20.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	0.94	0.85	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.89	—	—
Ratio of net investment income to average net assets (%)	1.31	1.28	1.18	(c)
Portfolio turnover rate (%)	31	51	84	(c)
Net assets, end of period (000)	$37,259	$33,113	$4,642
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	1.05	2.33	(c)

	Class B				Class E
	Year ended December 31,		July 30, 2002(a) through December 31, 2002		Year ended December 31,		May 1, 2002(a) through December 31, 2002
	2004	2003			2004	2003
Net Asset Value, Beginning of Period	$10.66	$7.95	$8.30		$10.66	$7.95	$10.00

Income From Investment Operations
Net investment income	0.08	0.04	0.03		0.12	0.08	0.04
Net realized and unrealized gain (loss) on investments	1.33	2.76	(0.36)		1.30	2.72	(2.04)

Total from investment operations	1.41	2.80	(0.33)		1.42	2.80	(2.00)

Less Distributions
Distributions from net investment income	0.00	(0.09)	(0.02)		0.00	(0.09)	(0.05)

Total distributions	0.00	(0.09)	(0.02)		0.00	(0.09)	(0.05)

Net Asset Value, End of Period	$12.07	$10.66	$7.95		$12.08	$10.66	$7.95

Total Return (%)	13.2	35.4	(4.0	)(b)	13.3	35.4	(20.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.18	1.19	1.10	(c)	1.08	1.09	1.00	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.14	—	—		1.04	—	—
Ratio of net investment income to average net assets (%)	1.46	1.02	0.93	(c)	1.21	1.14	1.03	(c)
Portfolio turnover rate (%)	31	51	84	(c)	31	51	84	(c)
Net assets, end of period (000)	$15,880	$61	$1		$59,449	$29,051	$4,911
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	1.30	2.58	(c)	—	1.20	2.48	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arranements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-198

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—97.5% of Total Net Assets

Shares		Value (Note 1)

	Air Freight & Logistics—1.0%
33,800	United Parcel Service, Inc. (Class B)	$2,888,548

	Automobiles—0.5%
21,900	Harley-Davidson, Inc.	1,330,425

	Beverages—0.9%
14,600	PepsiCo, Inc.	762,120
39,800	The Coca-Cola Co.	1,656,874

		2,418,994

	Biotechnology—2.6%
56,700	Amgen, Inc. (b)	3,637,305
16,400	Biogen Idec, Inc. (b)	1,092,404
11,000	Genentech, Inc. (b)	598,840
50,800	Gilead Sciences, Inc. (b)	1,777,492

		7,106,041

	Capital Markets—8.1%
135,800	Ameritrade Holding Corp. (b)	1,931,076
45,100	Credit Suisse Group, (CHF) (b)	1,896,854
59,100	Mellon Financial Corp.	1,838,601
48,900	Merrill Lynch & Co., Inc.	2,922,753
34,100	Northern Trust Corp.	1,656,578
107,400	State Street Corp.	5,275,488
124,400	The Charles Schwab Corp.	1,487,824
14,900	The Goldman Sachs Group, Inc.	1,550,196
43,900	UBS AG, (CHF)	3,665,592

		22,224,962

	Commercial Banks—1.0%
85,800	U.S. Bancorp	2,687,256

	Commercial Services & Supplies—1.9%
21,900	Apollo Group, Inc. (Class A) (b)	1,767,549
149,900	Cendant Corp.	3,504,662

		5,272,211

	Communications Equipment—2.6%
112,900	Cisco Systems, Inc. (b)	2,178,970
217,800	Corning, Inc. (b)	2,563,506
52,100	Juniper Networks, Inc. (b)	1,416,599
25,500	QUALCOMM, Inc.	1,081,200

		7,240,275

	Computers & Peripherals—1.9%
122,000	Dell, Inc. (b)	5,141,080

	Consumer Finance—2.5%
66,700	American Express Co.	3,759,879
61,100	SLM Corp.	3,262,129

		7,022,008

Shares		Value (Note 1)

	Diversified Financial Services—4.1%
48,600	Anglo Irish Bank Corp., Plc., (EUR)	$1,174,157
207,915	Citigroup, Inc.	10,017,344

		11,191,501

	Diversified Telecommunication Services—0.9%
51,600	Sprint Corp.	1,282,260
19,400	Telus Corp., (CAD)	584,048
17,700	Telus Corp. (When-Issued) (b)	511,530

		2,377,838

	Electronic Equipment & Instruments—0.7%
4,240	Samsung Electronics Co., Ltd., (KRW)	1,850,349

	Energy Equipment & Services—2.1%
72,900	Baker Hughes, Inc.	3,110,643
40,400	Schlumberger, Ltd.	2,704,780

		5,815,423

	Food & Staples Retailing—4.0%
48,400	Sysco Corp.	1,847,428
128,100	Wal-Mart de Mexico S.A. de CV, (MXN)	439,705
20,700	Wal-Mart de Mexico S.A. de CV (ADR)	711,231
109,600	Wal-Mart Stores, Inc.	5,789,072
59,400	Walgreen Co.	2,279,178

		11,066,614

	Health Care Equipment & Supplies—2.1%
24,700	Biomet, Inc.	1,071,733
36,100	Boston Scientific Corp. (b)	1,283,355
52,600	Medtronic, Inc.	2,612,642
20,200	Stryker Corp.	974,650

		5,942,380

	Health Care Providers & Services—4.5%
10,400	Cardinal Health, Inc.	604,760
81,600	UnitedHealth Group, Inc.	7,183,248
39,300	WellPoint, Inc. (b)	4,519,500

		12,307,508

	Hotels, Restaurants & Leisure—3.6%
51,400	Carnival Corp.	2,962,182
327,100	Compass Group, Plc., (GBP)	1,541,146
114,700	International Game Technology	3,943,386
8,900	MGM Mirage, Inc. (b)	647,386
13,700	Starbucks Corp. (b)	854,332

		9,948,432

	IT Services—3.9%
130,900	Accenture, Ltd. (Class A) (b)	3,534,300
58,300	Affiliated Computer Services, Inc. (Class A) (b)	3,509,077
33,900	First Data Corp.	1,442,106
54,000	Fiserv, Inc. (b)	2,170,260

		10,655,743

See accompanying notes to schedule of investments and financial statements.

MSF-199

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Industrial Conglomerates—4.3%
191,300	General Electric Co.	$6,982,450
136,800	Tyco International, Ltd.	4,889,232

		11,871,682

	Insurance—4.3%
30,000	ACE, Ltd.	1,282,500
98,100	American International Group, Inc.	6,442,227
45,100	Hartford Financial Services Group, Inc.	3,125,881
33,900	Marsh & McLennan Cos., Inc.	1,115,310

		11,965,918

	Internet & Catalog Retail—0.6%
14,300	eBay, Inc. (b)	1,662,804

	Internet Software & Services—1.7%
5,600	Google, Inc. (Class A) (b)	1,081,360
62,200	IAC/InterActiveCorp. (b)	1,717,964
49,700	Yahoo!, Inc. (b)	1,872,696

		4,672,020

	Machinery—2.4%
78,700	Danaher Corp.	4,518,167
26,700	Deere & Co.	1,986,480

		6,504,647

	Media—7.6%
80,400	British Sky Broadcasting Group, Plc., (GBP)	864,938
36,600	Clear Channel Communications, Inc.	1,225,734
60,700	Comcast Corp. (Special Class A) (b)	1,993,388
63,800	EchoStar Communications Corp. (Class A)	2,120,712
423,412	Liberty Media Corp. (Class A) (b)	4,649,064
171,000	News Corp. (Class A)	3,190,860
29,800	The E.W. Scripps Co. (Class A)	1,438,744
127,000	Time Warner, Inc. (b)	2,468,880
33,800	Univision Communications, Inc. (Class A) (b)	989,326
57,623	Viacom, Inc. (Class B)	2,096,901

		21,038,547

	Metals & Mining—2.0%
208,100	BHP Billiton, Ltd., (AUD)	2,490,872
17,800	Nucor Corp.	931,652
71,100	Rio Tinto, Plc., (GBP)	2,085,934

		5,508,458

	Multiline Retail—2.7%
35,500	Family Dollar Stores, Inc.	1,108,665
40,200	Kohl’s Corp. (b)	1,976,634
85,200	Target Corp.	4,424,436

		7,509,735

Shares		Value (Note 1)

	Oil & Gas—2.0%
48,000	ChevronTexaco Corp.	$2,520,480
56,416	Exxon Mobil Corp.	2,891,884

		5,412,364

	Pharmaceuticals—4.0%
44,400	Elan Corp., Plc. (ADR) (b)	1,209,900
22,200	Forest Laboratories, Inc. (b)	995,892
42,400	Johnson & Johnson	2,689,008
103,263	Pfizer, Inc.	2,776,742
35,700	Teva Pharmaceutical Industries, Ltd. (ADR)	1,066,002
51,900	Wyeth	2,210,421

		10,947,965

	Semiconductor & Semiconductors Equipment—3.8%
66,000	Analog Devices, Inc.	2,436,720
53,500	ASML Holding NV (b), (EUR)	855,095
144,100	Intel Corp.	3,370,499
31,400	Maxim Integrated Products, Inc.	1,331,046
34,700	Texas Instruments, Inc.	854,314
59,100	Xilinx, Inc.	1,752,315

		10,599,989

	Software—6.3%
27,000	Adobe Systems, Inc.	1,693,980
33,700	Intuit, Inc. (b)	1,483,137
27,600	Mercury Interactive Corp. (b)	1,257,180
342,200	Microsoft Corp.	9,140,162
123,100	Oracle Corp. (b)	1,688,932
65,300	Red Hat, Inc. (b)	871,755
6,300	SAP AG, (EUR)	1,119,876

		17,255,022

	Specialty Retail—3.1%
52,200	Best Buy Co., Inc.	3,101,724
42,500	Industria de Diseno Textil S.A., (EUR)	1,247,644
197,200	Kingfisher, Plc., (GBP)	1,169,663
69,950	The Home Depot, Inc.	2,989,663

		8,508,694

	Textiles, Apparel & Luxury Goods—0.4%
5,484	Hermes International S.C.A., (EUR)	1,089,579

	Thrifts & Mortgage Finance—0.5%
6,800	Federal Home Loan Mortgage Corp.	501,160
12,800	Federal National Mortgage Association	911,488

		1,412,648

	Tobacco—0.5%
22,200	Altria Group, Inc.	1,356,420

See accompanying notes to schedule of investments and financial statements.

MSF-200

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Wireless Telecommunication Services—2.4%
21,500	América Movil S.A. de C.V. (ADR)	$1,125,525
71,000	Crown Castle International Corp. (b)	1,181,440
62,000	Nextel Communications, Inc. (Class A) (b)	1,860,000
560,883	Vodafone Group, Plc., (GBP)	1,516,299
32,800	Vodafone Group, Plc. (ADR)	898,064

		6,581,328

	Total Common Stocks (Identified Cost $230,053,064)	268,385,408

Short Term Investments—1.5%
Shares		Value (Note 1)

	Mutual Funds—1.5%
4,161,927	T. Rowe Price Reserve Investment Fund (d)	$4,161,927

	Total Short Term Investments (Identified Cost $4,161,927)	4,161,927

	Total Investments—99.0% (Identified Cost $234,214,991) (a)	272,547,335
	Other assets less liabilities	2,661,889

	Total Net Assets—100%	$275,209,224

See accompanying notes to schedule of investments and financial statements.

MSF-201

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$272,547,335
Receivable for:
Securities sold		2,827,086
Fund shares sold		124,776
Dividends and interest		282,994
Foreign taxes		9,629

Total Assets		275,791,820
Liabilities
Payable for:
Fund shares redeemed	$233,932
Securities purchased	127,480
Withholding taxes	4,582
Accrued expenses :
Management fees	140,909
Service and distribution fees	12,995
Other expenses	62,698

Total Liabilities		582,596

Net Assets		$275,209,224

Net assets consist of :
Capital paid in		$274,775,891
Undistributed net investment income		1,476,325
Accumulated net realized gains (losses)		(39,377,628)
Unrealized appreciation (depreciation) on investments and foreign currency		38,334,636

Net Assets		$275,209,224

Computation of offering price :
Class A
Net asset value and redemption price per share ($198,913,131 divided by 15,576,404 shares outstanding)		$12.77

Class B
Net asset value and redemption price per share ($48,955,120 divided by 3,848,570 shares outstanding)		$12.72

Class E
Net asset value and redemption price per share ($27,340,973 divided by 2,148,014 shares outstanding)		$12.73

Identified cost of investments		$234,214,991

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$3,199,389	(a)
Interest		66,451	(b)

		3,265,840
Expenses
Management fees	$1,398,412
Service and distribution fees—Class B	44,185
Service and distribution fees—Class E	34,515
Directors’ fees and expenses	23,099
Custodian	148,715
Audit and tax services	21,371
Legal	5,691
Printing	62,784
Insurance	4,703
Miscellaneous	3,910

Total expenses before reductions	1,747,385
Expense reductions	(20,089)	1,727,296

Net Investment Income		1,538,544

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	10,722,261
Foreign currency transactions—net	(56,823)	10,665,438

Unrealized appreciation (depreciation) on:
Investments—net	12,683,529
Foreign currency transactions—net	1,198	12,684,727

Net gain (loss)		23,350,165

Net Increase (Decrease) in Net Assets From Operations		$24,888,709

(a)	Net of foreign taxes of $34,350.
(b)	Includes income on securities loaned of $332.

See accompanying notes to financial statements.

MSF-202

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$1,538,544	$412,695
Net realized gain (loss)	10,665,438	(4,269,845)
Unrealized appreciation (depreciation)	12,684,727	45,663,069

Increase (decrease) in net assets from operations	24,888,709	41,805,919

From Distributions to Shareholders
Net investment income
Class A	(359,930)	(169,201)
Class B	(327)	(13)
Class E	(32,729)	(4,752)

Total distributions	(392,986)	(173,966)

Increase (decrease) in net assets from capital share transactions	61,427,591	16,594,977

Total increase (decrease) in net assets	85,923,314	58,226,930

Net Assets
Beginning of the period	189,285,910	131,058,980

End of the period	$275,209,224	$189,285,910

Undistributed (Overdistributed) Net Investment Income
End of the period	$1,476,325	$387,590

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	4,003,954	$46,763,659	2,575,526	$26,191,615
Reinvestments	30,019	359,930	18,332	169,201
Redemptions	(3,260,041)	(38,718,159)	(2,152,568)	(21,139,261)

Net increase (decrease)	773,932	$8,405,430	441,290	$5,221,555

Class B
Sales	4,033,414	$47,078,473	28,572	$310,290
Reinvestments	27	327	1	13
Redemptions	(212,841)	(2,504,391)	(721)	(7,801)

Net increase (decrease)	3,820,600	$44,574,409	27,852	$302,502

Class E
Sales	1,123,710	$13,226,374	1,219,930	$12,432,041
Reinvestments	2,737	32,729	515	4,752
Redemptions	(411,668)	(4,811,351)	(137,715)	(1,365,873)

Net increase (decrease)	714,779	$8,447,752	1,082,730	$11,070,920

Increase (decrease) derived from capital share transactions	5,309,311	$61,427,591	1,551,872	$16,594,977

See accompanying notes to financial statements.

MSF-203

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$11.64	$8.91	$11.64	$12.93	$13.41

Income From Investment Operations
Net investment income	0.08	0.03	0.02	0.03	0.03
Net realized and unrealized gain (loss) on investments	1.07	2.71	(2.72)	(1.31)	(0.09)

Total from investment operations	1.15	2.74	(2.70)	(1.28)	(0.06)

Less Distributions
Distributions from net investment income	(0.02)	(0.01)	(0.03)	(0.01)	(0.02)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.40)

Total distributions	(0.02)	(0.01)	(0.03)	(0.01)	(0.42)

Net Asset Value, End of Period	$12.77	$11.64	$8.91	$11.64	$12.93

Total Return (%)	9.9	30.8	(23.2)	(9.9)	(0.4)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.79	0.77	0.76	0.78
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.73	0.77	0.76	0.75	0.77
Ratio of net investment income to average net assets (%)	0.68	0.28	0.22	0.27	0.23
Portfolio turnover rate (%)	37	37	49	67	62
Net assets, end of period (000)	$198,913	$172,315	$127,939	$173,218	$180,072

	Class B				Class E
	Year ended December 31,		July 30, 2002(a) through December 31, 2002		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003			2004	2003	2002
Net Asset Value, Beginning of Period	$11.60	$8.88	$8.96		$11.61	$8.90	$11.63	$12.32

Income From Investment Operations
Net investment income	0.05	0.01	0.00		0.06	0.01	0.03	0.00
Net realized and unrealized gain (loss) on investments	1.08	2.72	(0.08)		1.08	2.71	(2.73)	(0.69)

Total from investment operations	1.13	2.73	(0.08)		1.14	2.72	(2.70)	(0.69)

Less Distributions
Distributions from net investment income	(0.01)	(0.01)	0.00		(0.02)	(0.01)	(0.03)	0.00

Total distributions	(0.01)	(0.01)	0.00		(0.02)	(0.01)	(0.03)	0.00

Net Asset Value, End of Period	$12.72	$11.60	$8.88		$12.73	$11.61	$8.90	$11.63

Total Return (%)	9.7	30.8	(0.9	)(b)	9.8	30.6	(23.3)	(5.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.99	1.04	1.02	(c)	0.89	0.94	0.92	0.91	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.98	1.02	1.01	(c)	0.88	0.92	0.91	0.90	(c)
Ratio of net investment income to average net assets (%)	0.93	0.06	0.00	(c)	0.56	0.14	0.07	0.75	(c)
Portfolio turnover rate (%)	37	37	49		37	37	49	67
Net assets, end of period (000)	$48,955	$325	$1		$27,341	$16,646	$3,119	$23

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-204

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Schedule of Investments as of December 31, 2004

Mutual Funds—100.0% of Total Net Assets

Shares		Value (Note 1)

	Diversified Financial Services—100.0%
29,280,028	Metropolitan Series Fund, Inc., Capital Guardian U.S. Equity Portfolio (Class A)	$341,405,126
1,945,025	Metropolitan Series Fund, Inc., FI Value Leaders Portfolio (Class A)	343,355,252
31,573,185	Metropolitan Series Fund, Inc., Jennison Growth Portfolio (Class A)	344,779,177

		1,029,539,555

	Total Mutual Funds (Identified Cost $886,731,209)	1,029,539,555

	Total Investments—100.0% (Identified Cost $886,731,209) (a)	1,029,539,555
	Other assets less liabilities	(156,614)

	Total Net Assets—100%	$1,029,382,941

See accompanying notes to schedule of investments and financial statements.

MSF-205

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$1,029,539,555
Receivable for:
Securities sold		622,218
Fund shares sold		217,857

Total Assets		1,030,379,630
Liabilities
Payable for:
Fund shares redeemed	$840,075
Accrued expenses:
Deferred directors fees	129,507
Other expenses	27,107

Total Liabilities		996,689

Net Assets		$1,029,382,941

Net assets consist of:
Capital paid in		$1,038,934,982
Undistributed net investment income		9,048,871
Accumulated net realized gains (losses)		(161,409,258)
Unrealized appreciation (depreciation) on investments		142,808,346

Net Assets		$1,029,382,941

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,029,382,941 divided by 2,694,899 shares outstanding)		$381.97

Identified cost of investments		$886,731,209

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$9,164,243

Expenses
Directors’ fees and expenses	14,508
Custodian	17,416
Audit and tax services	12,000
Legal	21,242
Miscellaneous	4,904

Total expenses		70,070

Net Investment Income		9,094,173

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		10,642,133
Unrealized appreciation (depreciation) on:
Investments—net		84,922,832

Net gain (loss)		95,564,965

Net Increase (Decrease) in Net Assets From Operations		$104,659,138

See accompanying notes to financial statements.

MSF-206

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$9,094,173	$4,641,954
Net realized gain (loss)	10,642,133	(22,104,995)
Unrealized appreciation (depreciation)	84,922,832	277,297,968

Increase (decrease) in net assets from operations	104,659,138	259,834,927

From Distributions to Shareholders
Net investment income	(4,637,824)	(2,551,685)

Total distributions	(4,637,824)	(2,551,685)

From Capital Share Transactions
Proceeds from sale of shares	116,072,361	135,607,409
Reinvestment of distributions	4,637,824	2,551,685
Cost of shares redeemed	(234,331,764)	(241,171,047)

Increase (decrease) in net assets from capital share transactions	(113,621,579)	(103,011,953)

Total increase (decrease) in net assets	(13,600,265)	154,271,289

Net Assets
Beginning of the period	1,042,983,206	888,711,917

End of the period	$1,029,382,941	$1,042,983,206

Undistributed (Overdistributed) Net Investment Income
End of the period	$9,048,871	$4,592,522

Number of Shares of the Portfolio:
Issued from the sale of shares	330,042	463,989
Issued in reinvestment of distributions	13,106	9,420
Redeemed	(665,411)	(828,457)

Net Change	(322,263)	(355,048)

See accompanying notes to financial statements.

MSF-207

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Financial Highlights

	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$345.68	$263.54	$338.82	$411.89	$434.74

Income From Investment Operations
Net investment income	3.44	1.57	0.79	1.37	5.85
Net realized and unrealized gain (loss) on investments	34.45	81.36	(75.01)	(68.85)	(26.21)

Total from investment operations	37.89	82.93	(74.22)	(67.48)	(20.36)

Less Distributions
Distributions from net investment income	(1.60)	(0.79)	(1.06)	(5.59)	(0.13)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(2.36)

Total Distributions	(1.60)	(0.79)	(1.06)	(5.59)	(2.49)

Net Asset Value, End of Year	$381.97	$345.68	$263.54	$338.82	$411.89

Total Return (%)	11.0	31.5	(22.0)	(16.4)	(4.7)
Ratio of operating expenses to average net assets before expense reductions (%)	0.01 (a)	0.01 (a)	0.26	0.69	0.66
Ratio of operating expenses to average net assets after expense reductions (%) (b)	—	—	0.25	0.68	0.65
Ratio of net investment income to average net assets (%)	0.91	0.50	0.23	0.33	1.34
Portfolio turnover rate (%)	4	6	302	245	272
Net assets, end of year (000)	$1,029,383	$1,042,983	$888,712	$1,310,358	$1,744,283

(a)	The ratio of operating expenses does not include expenses of investment companies in which the Portfolio invests.
(b)	The Portfolio had entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-208

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—99.6% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—2.6%
819,400	Empresa Brasileira de Aeronautica S.A. (ADR) (c)	$27,400,736

	Airlines—1.3%
246,800	Ryanair Holdings, Plc. (ADR) (b) (c)	10,057,100
368,720	WestJet Airlines, Ltd., (CAD)	3,674,635

		13,731,735

	Beverages—1.6%
223,100	Adolph Coors Co. (Class B) (c)	16,881,977

	Biotechnology—0.7%
10,900	Gen-Probe, Inc. (b)	492,789
131,100	Neurocrine Biosciences, Inc. (b)	6,463,230

		6,956,019

	Capital Markets—0.5%
244,380	Archipelago Holdings, Inc. (b) (c)	5,127,092

	Chemicals—8.9%
275,400	Agrium, Inc., (CAD) (c)	4,635,400
133,300	Agrium, Inc.	2,246,105
434,620	Lyondell Chemical Co. (c)	12,569,211
467,800	Monsanto Co.	25,986,290
615,400	Mosaic Co. (b) (c)	10,043,328
119,200	Potash Corp. of Saskatchewan, Inc. (c), (CAD)	9,882,969
264,000	Potash Corp. of Saskatchewan, Inc. (c)	21,927,840
252,200	Syngenta AG (ADR) (c)	5,384,470

		92,675,613

	Commercial Services & Supplies—6.9%
772,974	Career Education Corp. (b)	30,918,960
13,150	Golden Ocean, Inc., (NOK)	8,215
903,400	Knoll, Inc. (b) (c)	15,809,500
415,661	R.R. Donnelley & Sons Co.	14,668,676
23,940	R.R. Donnelley & Sons Co., (CAD)	837,731
258,600	Universal Technical Institute, Inc. (b) (c)	9,857,832

		72,100,914

	Communications Equipment—1.6%
293,020	SpectraSite, Inc. (b)	16,965,858

	Construction & Engineering—1.4%
139,700	Dycom Industries, Inc. (b) (c)	4,263,644
179,400	Fluor Corp. (c)	9,779,094

		14,042,738

	Containers & Packaging—0.5%
206,040	Pactiv Corp. (b)	5,210,752

	Diversified Financial Services—2.5%
698,934	Calamos Asset Management, Inc.	18,871,218
296,380	CapitalSource, Inc. (b) (c)	7,608,075

		26,479,293

Shares		Value (Note 1)

	Diversified Telecommunication Services—10.0%
2,281,290	Citizens Communications Co.	$31,458,989
1,319,700	Hutchison Telecommunications International, Ltd. (ADR) (b) (c)	17,881,935
405,683	NTL, Inc. (b)	29,598,632
311,100	PT Indosat Tbk. (ADR) (c)	9,700,098
135,500	Philippine Long Distance Telephone Co. (ADR) (b) (c)	3,378,015
239,900	Telewest Global, Inc. (b)	4,217,442
263,000	TELUS Corp., (CAD)	7,594,231

		103,829,342

	Electronic Equipment & Instruments—1.6%
956,699	Symbol Technologies, Inc.	16,550,893

	Energy Equipment & Services—7.4%
130,200	BJ Services Co.	6,059,508
232,500	ENSCO International, Inc.	7,379,550
529,970	Grant Prideco, Inc. (b)	10,625,899
96,432	National-Oilwell, Inc. (b) (c)	3,403,085
309,300	Noble Corp. (b)	15,384,582
54,800	Seacor Smit, Inc. (b) (c)	2,926,320
640,900	Varco International, Inc. (b)	18,682,235
237,508	Weatherford International, Ltd. (b) (c)	12,184,160

		76,645,339

	Food & Staples Retailing—2.5%
1,330,010	Safeway, Inc. (b)	26,254,397

	Food Products—2.1%
403,800	Archer-Daniels-Midland Co.	9,008,778
220,000	Bunge, Ltd.	12,542,200

		21,550,978

	Health Care Equipment & Supplies—6.6%
525,910	Baxter International, Inc.	18,164,931
551,700	Cytyc Corp. (b)	15,210,369
494,160	Fisher Scientific International, Inc. (b)	30,825,701
55,200	Kinetic Concepts, Inc. (b)	4,211,760
7,600	Ventana Medical Systems, Inc. (b) (c)	486,324

		68,899,085

	Health Care Providers & Services—0.5%
113,500	Imclone Systems, Inc. (b)	5,230,080

	Hotels, Restaurants & Leisure—5.8%
771,500	Royal Caribbean Cruises, Ltd. (c)	42,000,460
470,300	Wendy’s International, Inc.	18,463,978

		60,464,438

	Household Durables—6.0%
494,640	Harman International Industries, Inc.	62,819,280

See accompanying notes to schedule of investments and financial statements.

MSF-209

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	IT Services—0.6%
728,042	BearingPoint, Inc. (b) (c)	$5,846,177

	Insurance—1.1%
139,420	Ambac Financial Group, Inc.	11,450,565

	Leisure Equipment & Products—0.6%
182,700	Eastman Kodak Co. (c)	5,892,075

	Machinery—1.3%
299,776	Pentair, Inc.	13,058,243

	Marine—0.0%
2,127	Ship Finance International, Inc.	43,639

	Media—3.8%
118,859	Cumulus Media, Inc. (b) (c)	1,792,394
74,100	Entercom Communications Corp. (b)	2,659,449
102,380	Lamar Advertising Co. (Class A) (b)	4,379,816
316,200	Omnicom Group, Inc.	26,661,984
147,000	Salem Communications Corp. (Class A) (b)	3,667,650

		39,161,293

	Metals & Mining—3.5%
165,800	Freeport-McMoRan Copper & Gold, Inc. (Class B) (c)	6,338,534
655,900	Harmony Gold Mining Co., Ltd. (ADR) (c)	6,080,193
431,700	Newmont Mining Corp.	19,171,797
101,900	Tenaris S.A. (ADR) (c)	4,982,910

		36,573,434

	Pharmaceuticals—0.7%
211,700	Watson Pharmaceuticals, Inc. (b)	6,945,877

	Real Estate—0.5%
135,700	Equity Residential (REIT)	4,909,626

	Road & Rail—2.1%
180,800	Burlington Northern Santa Fe Corp.	8,553,648
128,000	CSX Corp.	5,130,240
227,600	Norfolk Southern Corp.	8,236,844

		21,920,732

	Semiconductor & Semiconductor Equipment—0.7%
209,400	Atmel Corp. (b)	820,848
327,685	Freescale Semiconductor, Inc. (Class B) (b)	6,016,297

		6,837,145

	Software—2.3%
143,784	Macrovision Corp. (b)	3,698,124
124,200	NAVTEQ (b)	5,757,912
577,900	Symantec Corp. (b)	14,886,704

		24,342,740

Shares		Value (Note 1)

	Specialty Retail—1.6%
269,200	RadioShack Corp.	$8,851,296
255,400	Tiffany & Co.	8,165,138

		17,016,434

	Wireless Telecommunication Services—9.8%
1,033,100	American Tower Corp. (Class A) (b) (c)	19,009,040
2,775,560	Nextel Communications, Inc. (Class A) (b)	83,266,800

		102,275,840

	Total Common Stocks (Identified Cost $910,319,090)	1,036,090,379

Short Term Investments—0.9%
Face Amount		Value (Note 1)

	Repurchase Agreement—0.9%
$9,102,000	State Street Corp. Repurchase Agreement dated 12/31/04 at 0.600% to be repurchased at $9,102,455 on 01/03/05, collateralized by $9,390,000 U.S. Treasury Note 3.375% due 12/15/08 with a value of $9,378,263.	9,102,000

	Total Short Term Investments (Identified Cost $9,102,000)	9,102,000

	Total Investments—100.5% (Identified Cost $919,421,090) (a)	1,045,192,379
	Other assets less liabilities	(4,896,931)

	Total Net Assets—100%	$1,040,295,448

See accompanying notes to schedule of investments and financial statements.

MSF-210

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$1,045,192,379
Cash		577
Foreign cash at value (Identified cost $2,737)		2,769
Collateral for securities loaned		156,569,259
Receivable for:
Securities sold		8,217,339
Fund shares sold		87,725
Dividends and interest		848,047

Total Assets		1,210,918,095
Liabilities
Payable for:
Fund shares redeemed	$3,821,049
Securities purchased	9,468,332
Withholding taxes	47,602
Return of collateral for securities loaned	156,569,259
Accrued expenses :
Management fees	587,298
Service and distribution fees	12,582
Deferred directors fees	1,986
Other expenses	114,539

Total Liabilities		170,622,647

Net Assets		$1,040,295,448

Net assets consist of:
Capital paid in		$1,739,397,546
Overdistributed net investment income (loss)		(245)
Accumulated net realized gains (losses)		(824,873,675)
Unrealized appreciation (depreciation) on investments and foreign currency		125,771,822

Net Assets		$1,040,295,448

Computation of offering price:
Class A
Net asset value and redemption price per share ($963,074,016 divided by 58,942,904 shares outstanding)		$16.34

Class B
Net asset value and redemption price per share ($36,819,128 divided by 2,292,507 shares outstanding)		$16.06

Class E
Net asset value and redemption price per share ($40,402,304 divided by 2,494,742 shares outstanding)		$16.19

Identified cost of investments		$919,421,090

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$11,119,002	(a)
Interest		378,556	(b)

		11,497,558
Expenses
Management fees	$6,357,009
Service and distribution fees—Class B	62,202
Service and distribution fees—Class E	43,341
Directors’ fees and expenses	21,893
Custodian	280,777
Audit and tax services	21,371
Legal	22,906
Printing	272,886
Insurance	21,523
Miscellaneous	5,110

Total expenses before reductions	7,109,018
Expense reductions	(512,756)	6,596,262

Net Investment Income (Loss)		4,901,296

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	203,549,684
Foreign currency transactions—net	632,772	204,182,456

Unrealized appreciation (depreciation) on:
Investments—net	(54,189,732)
Foreign currency transactions—net	533	(54,189,199)

Net gain (loss)		149,993,257

Net Increase (Decrease) in Net Assets From Operations		$154,894,553

(a)	Net of foreign taxes of $163,359.
(b)	Includes income on securities loaned of $193,669.

See accompanying notes to financial statements.

MSF-211

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income (loss)	$4,901,296	$(1,870,417)
Net realized gain (loss)	204,182,456	(14,747,540)
Unrealized appreciation (depreciation)	(54,189,199)	251,233,820

Increase (decrease) in net assets from operations	154,894,553	234,615,863

From Distributions to Shareholders
Net investment income
Class A	(4,601,317)	0
Class B	(113,963)	0
Class E	(149,331)	0

Total distributions	(4,864,611)	0

Increase (decrease) in net assets from capital share transactions	(9,775,517)	(28,437,560)

Total increase (decrease) in net assets	140,254,425	206,178,303

Net Assets
Beginning of the period	900,041,023	693,862,720

End of the period	$1,040,295,448	$900,041,023

Undistributed (Overdistributed) Net Investment Income
End of the period	$(245)	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	2,399,444	$34,476,337	3,902,785	$45,795,675
Shares issued through acquisition	1,734,777	23,929,338	0	0
Reinvestments	284,383	4,601,317	0	0
Redemptions	(7,782,290)	(112,213,380)	(7,054,863)	(82,944,600)

Net increase (decrease)	(3,363,686)	$(49,206,388)	(3,152,078)	$(37,148,925)

Class B
Sales	1,090,024	$15,417,201	419,173	$5,058,235
Shares issued through acquisition	841,201	11,488,158	0	0
Reinvestments	7,167	113,963	0	0
Redemptions	(650,185)	(9,195,892)	(295,210)	(3,421,182)

Net increase (decrease)	1,288,207	$17,823,430	123,963	$1,637,053

Class E
Sales	703,200	$9,983,997	751,424	$9,085,637
Shares issued through acquisition	1,335,690	18,428,256	0	0
Reinvestments	9,310	149,331	0	0
Redemptions	(488,279)	(6,954,143)	(165,449)	(2,011,325)

Net increase (decrease)	1,559,921	$21,607,441	585,975	$7,074,312

Increase (decrease) derived from capital share transactions	(515,558)	$(9,775,517)	(2,442,140)	$(28,437,560)

See accompanying notes to financial statements.

MSF-212

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$14.01	$10.41	$14.66	$23.38	$36.54

Income From Investment Operations
Net investment income (loss)	0.08	(0.03)	(0.03)	(0.03)	(0.10)
Net realized and unrealized gain (loss) on investments	2.33	3.63	(4.22)	(8.69)	(10.66)

Total from investment operations	2.41	3.60	(4.25)	(8.72)	(10.76)

Less Distributions
Distributions from net investment income	(0.08)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(2.40)

Total distributions	(0.08)	0.00	0.00	0.00	(2.40)

Net Asset Value, End of Period	$16.34	$14.01	$10.41	$14.66	$23.38

Total Return (%)	17.2	34.6	(29.0)	(37.3)	(31.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.77	0.75	0.74	0.70
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.70	0.76	—	—	—
Ratio of net investment income (loss) to average net assets (%)	0.53	(0.24)	(0.27)	(0.17)	(0.33)
Portfolio turnover rate (%)	217	39	78	105	118
Net assets, end of period (000)	$963,074	$873,202	$681,221	$1,067,259	$1,783,379

	Class B					Class E
	Year ended December 31,			January 2, 2001(a) through December 31, 2001		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003	2002			2004	2003	2002
Net Asset Value, Beginning of Period	$13.79	$10.27	$14.50	$21.47		$13.90	$10.33	$14.58	$19.02

Income From Investment Operations
Net investment income (loss)	0.09	(0.05)	(0.06)	(0.04)		0.07	(0.03)	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	2.23	3.57	(4.17)	(6.93)		2.28	3.60	(4.24)	(4.44)

Total from investment operations	2.32	3.52	(4.23)	(6.97)		2.35	3.57	(4.25)	(4.44)

Less Distributions
Distributions from net investment income	(0.05)	0.00	0.00	0.00		(0.06)	0.00	0.00	0.00

Total distributions	(0.05)	0.00	0.00	0.00		(0.06)	0.00	0.00	0.00

Net Asset Value, End of Period	$16.06	$13.79	$10.27	$14.50		$16.19	$13.90	$10.33	$14.58

Total Return (%)	16.8	34.2	(29.2)	(32.5	)(b)	17.0	34.6	(29.2)	(23.3	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	1.02	1.00	0.99	(c)	0.90	0.92	0.90	0.89	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.95	1.01	—	—		0.85	0.91	—	—
Ratio of net investment income (loss) to average net assets (%)	0.44	(0.48)	(0.52)	(0.40	)(c)	0.55	(0.37)	(0.34)	(0.22	) (c)
Portfolio turnover rate (%)	217	39	78	105		217	39	78	105
Net assets, end of period (000)	$36,819	$13,849	$9,037	$12,334		$40,402	$12,991	$3,605	$28

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annnualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-213

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—88.8% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—2.8%
1,204,600	Rockwell Collins, Inc.	$47,509,424

	Beverages—3.2%
1,989,500	The Pepsi Bottling Group, Inc.	53,796,080

	Capital Markets—0.1%
92,200	Janus Capital Group, Inc.	1,549,882

	Commercial Services & Supplies—17.0%
1,377,200	Aramark Corp. (Class B)	36,509,572
832,800	D&B Corp. (b)	49,676,520
1,462,600	Equifax, Inc.	41,099,060
1,645,800	H&R Block, Inc.	80,644,200
2,175,500	R.R. Donnelley & Sons Co.	76,773,395

		284,702,747

	Diversified Financial Services—0.6%
106,000	Moody’s Corp.	9,206,100

	Health Care Equipment & Supplies—4.5%
420,000	Baxter International, Inc.	14,506,800
1,812,000	Hospira, Inc. (b)	60,702,000

		75,208,800

	Health Care Providers & Services—4.4%
2,105,600	Omnicare, Inc.	72,895,872

	Hotels, Restaurants & Leisure—9.7%
3,081,000	Darden Restaurants, Inc.	85,466,940
1,612,400	Yum! Brands, Inc.	76,073,032

		161,539,972

	IT Services—3.7%
1,457,846	First Data Corp.	62,016,769

	Leisure Equipment & Products—3.2%
2,707,000	Mattel, Inc.	52,759,430

	Media—7.1%
793,500	Cablevision Systems Corp. (Class A) (b)	19,758,150
717,400	Knight-Ridder, Inc. (c)	48,022,756
2,629,200	Time Warner, Inc. (b)	51,111,648

		118,892,554

	Office Electronics—3.9%
3,815,300	Xerox Corp. (b)	64,898,253

	Oil & Gas—4.0%
1,546,600	Burlington Resources, Inc.	67,277,100

Shares		Value (Note 1)

	Specialty Retail—6.5%
2,027,000	AutoNation, Inc. (b) (c)	$38,938,670
2,938,000	Office Depot, Inc. (b)	51,003,680
928,200	Toys “R” Us, Inc. (b)	19,000,254

		108,942,604

	Textiles, Apparel & Luxury Goods—4.3%
1,700,000	Liz Claiborne, Inc.	71,757,000

	Thrifts & Mortgage Finance—13.8%
6,074,200	Sovereign Bancorp, Inc.	136,973,210
2,204,400	Washington Mutual, Inc.	93,202,032

		230,175,242

	Total Common Stocks (Identified Cost $1,088,485,951)	1,483,127,829

Short Term Investments—11.5%
Face Amount

	Repurchase Agreement—11.5%
$191,012,000	State Street Corp. Repurchase Agreement dated 12/31/04 at 0.900% to be repurchased at $191,026,326 on 01/03/05, collateralized by $141,300,000 U.S. Treasury Bond 8.000% due 11/15/21 with a value of $194,840,831.	191,012,000

	Total Short Term Investments (Identified Cost $191,012,000)	191,012,000

	Total Investments—100.3% (Identified Cost $1,279,497,951) (a)	1,674,139,829
	Other assets less liabilities	(4,387,024)

	Total Net Assets—100%	$1,669,752,805

See accompanying notes to statement of investments and financial statements.

MSF-214

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$1,483,127,829
Investments in repurchase agreements		191,012,000
Cash		696
Collateral for securities loaned		22,022,350
Receivable for:
Securities sold		3,931,993
Fund shares sold		3,565,713
Dividends and interest		856,109

Total Assets		1,704,516,690
Liabilities
Payable for:
Fund shares redeemed	$5,674,498
Securities purchased	5,753,100
Return of collateral for securities loaned	22,022,350
Accrued expenses:
Management fees	1,019,580
Service and distribution fees	164,903
Deferred directors fees	29,806
Other expenses	99,648

Total Liabilities		34,763,885

Net Assets		$1,669,752,805

Net assets consist of:
Capital paid in		$1,256,572,232
Undistributed net investment income (loss)		358,121
Accumulated net realized gains (losses)		18,180,574
Unrealized appreciation (depreciation) on investments		394,641,878

Net Assets		$1,669,752,805

Computation of offering price:
Class A
Net asset value and redemption price per share ($809,905,827 divided by 3,321,126 shares outstanding)		$243.86

Class B
Net asset value and redemption price per share ($578,991,017 divided by 2,412,901 shares outstanding)		$239.96

Class E
Net asset value and redemption price per share ($280,855,961 divided by 1,161,672 shares outstanding)		$241.77

Identified cost of investments		$1,279,497,951

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$13,418,927
Interest		716,684	(a)

		14,135,611
Expenses
Management fees	$11,142,455
Service and distribution fees—Class B	1,561,375
Service and distribution fees—Class E	377,966
Directors’ fees and expenses	25,950
Custodian	173,818
Audit and tax services	21,371
Legal	37,043
Printing	476,169
Insurance	26,856
Miscellaneous	6,133

Total expenses before reductions	13,849,136
Expense reductions	(104,594)	13,744,542

Net Investment Income (Loss)		391,069

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		18,185,250
Unrealized appreciation (depreciation) on:
Investments—net		125,457,565

Net gain (loss)		143,642,815

Net Increase (Decrease) in Net Assets From Operations		$144,033,884

(a)	Includes income on securities loaned of $66,342.

See accompanying notes to financial statements.

MSF-215

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income (loss)	$391,069	$256,729
Net realized gain (loss)	18,185,250	32,696,201
Unrealized appreciation (depreciation)	125,457,565	249,850,910

Increase (decrease) in net assets from operations	144,033,884	282,803,840

From Distributions to Shareholders
Net investment income
Class A	(268,573)	(705,634)
Class B	0	(141,367)
Class E	0	(89,194)

	(268,573)	(936,195)

Net realized gain
Class A	(6,725,644)	0
Class B	(7,188,107)	0
Class E	(2,644,323)	0

	(16,558,074)	0

Total distributions	(16,826,647)	(936,195)

Increase (decrease) in net assets from capital share transactions	182,392,649	424,835,178

Total increase (decrease) in net assets	309,599,886	706,702,823
Net Assets
Beginning of the period	1,360,152,919	653,450,096

End of the period	$1,669,752,805	$1,360,152,919

Undistributed (Overdistributed) Net Investment Income
End of the period	$358,121	$235,625

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	1,097,468	$255,178,043	724,195	$135,836,605
Reinvestments	30,907	6,994,217	4,178	705,634
Redemptions	(548,409)	(123,886,974)	(575,928)	(104,848,255)

Net increase (decrease)	579,966	$138,285,286	152,445	$31,693,984

Class B
Sales	1,569,818	$349,336,732	1,710,923	$324,157,504
Reinvestments	32,224	7,188,107	847	141,367
Redemptions	(1,633,636)	(366,785,835)	(105,927)	(21,182,122)

Net increase (decrease)	(31,594)	$(10,260,996)	1,605,843	$303,116,749

Class E
Sales	395,813	$88,874,634	535,126	$101,778,286
Reinvestments	11,774	2,644,323	531	89,194
Redemptions	(165,759)	(37,150,598)	(60,569)	(11,843,035)

Net increase (decrease)	241,828	$54,368,359	475,088	$90,024,445

Increase (decrease) in net assets from capital share transactions	790,200	$182,392,649	2,233,376	$424,835,178

See accompanying notes to financial statements.

MSF-216

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$224.26	$169.33	$186.12	$146.67	$121.71

Income From Investment Operations
Net investment income (loss)	0.23	0.24	0.27	0.42	1.15
Net realized and unrealized gain (loss) on investments	21.85	54.97	(16.70)	40.09	23.81

Total from investment operations	22.08	55.21	(16.43)	40.51	24.96

Less Distributions
Distributions from net investment income	(0.10)	(0.28)	(0.36)	(1.06)	0.00
Distributions from net realized capital gains	(2.38)	0.00	0.00	0.00	0.00

Total distributions	(2.48)	(0.28)	(0.36)	(1.06)	0.00

Net Asset Value, End of Period	$243.86	$224.26	$169.33	$186.12	$146.67

Total Return (%)	9.9	32.7	(8.8)	27.8	20.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.80	0.82	0.87	0.90
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.78	0.78	0.82	0.84	—
Ratio of net investment income to average net assets (%)	0.15	0.14	0.22	0.43	0.98
Portfolio turnover rate (%)	16	16	11	28	143
Net assets, end of period (000)	$809,906	$614,742	$438,359	$370,959	$139,518
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	—	—	0.96

	Class B					Class E
	Year ended December 31,			February 20, 2001(a) through December 31, 2001		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003	2002			2004	2003	2002
Net Asset Value, Beginning of Period	$221.17	$167.26	$184.25	$159.20		$222.60	$168.22	$185.17	$164.26

Income From Investment Operations
Net investment income (loss)	(0.24)	0.01	0.16	0.01		0.04	0.07	0.25	0.02
Net realized and unrealized gain (loss) on investments	21.41	54.02	(16.83)	25.04		21.51	54.47	(16.85)	20.89

Total from investment operations	21.17	54.03	(16.67)	25.05		21.55	54.54	(16.60)	20.91

Less Distributions
Distributions from net investment income	0.00	(0.12)	(0.32)	0.00		0.00	(0.16)	(0.35)	0.00
Distributions from net realized capital gains	(2.38)	0.00	0.00	0.00		(2.38)	0.00	0.00	0.00

Total distributions	(2.38)	(0.12)	(0.32)	0.00		(2.38)	(0.16)	(0.35)	0.00

Net Asset Value, End of Period	$239.96	$221.17	$167.26	$184.25		$241.77	$222.60	$168.22	$185.17

Total Return (%)	9.7	32.3	(9.1)	15.7	(b)	9.8	32.5	(9.0)	12.7	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	1.05	1.07	1.12	(c)	0.93	0.95	0.97	1.02	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.03	1.03	1.07	1.09	(c)	0.93	0.93	0.97	0.99	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.09)	(0.13)	(0.06)	0.02	(c)	0.00	(0.03)	0.05	0.09	(c)
Portfolio turnover rate (%)	16	16	11	28		16	16	11	28
Net assets, end of period (000)	$578,991	$540,656	$140,273	$24,082		$280,856	$204,755	$74,818	$10,416

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-217

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—95.7% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—0.6%
10,369	Alliant Techsystems, Inc. (b)	$677,925
18,094	Precision Castparts Corp.	1,188,414
2,884	Sequa Corp. (Class A) (b) (c)	176,357

		2,042,696

	Air Freight & Logistics—0.9%
23,479	C.H. Robinson Worldwide, Inc.	1,303,554
29,326	Expeditors International of Washington, Inc.	1,638,737

		2,942,291

	Airlines—0.4%
23,549	AirTran Holdings, Inc. (b) (c)	251,974
7,405	Alaska Air Group, Inc. (b) (c)	247,994
28,510	JetBlue Airways Corp. (b)	662,002

		1,161,970

	Auto Components—1.2%
19,097	ArvinMeritor, Inc. (c)	427,200
5,344	Bandag, Inc. (c)	266,185
15,458	BorgWarner, Inc.	837,360
21,369	Gentex Corp. (c)	791,080
18,529	Lear Corp.	1,130,454
9,518	Modine Manufacturing Co.	321,423

		3,773,702

	Automobiles—0.2%
15,639	Thor Industries, Inc. (c)	579,425

	Beverages—0.7%
29,699	Constellation Brands, Inc. (Class A) (b)	1,381,300
38,107	PepsiAmericas, Inc.	809,393

		2,190,693

	Biotechnology—1.5%
15,876	Cephalon, Inc. (b) (c)	807,771
17,833	Charles River Laboratories International, Inc. (b)	820,496
14,098	Invitrogen Corp. (b)	946,399
84,196	Millennium Pharmaceuticals, Inc. (b)	1,020,456
26,282	Protein Design Labs, Inc. (b) (c)	542,986
11,369	Techne Corp. (b)	442,254
22,100	Vertex Pharmaceuticals, Inc. (b) (c)	233,597

		4,813,959

	Building Products—0.1%
11,434	York International Corp. (c)	394,930

	Capital Markets—2.5%
21,023	A.G. Edwards, Inc.	908,404
18,463	Eaton Vance Corp.	962,846
18,290	Investors Financial Services Corp. (c)	914,134
15,734	Jefferies Group, Inc. (c)	633,766
16,467	LaBranche & Co., Inc. (b) (c)	147,544
27,729	Legg Mason, Inc.	2,031,427

Shares		Value (Note 1)

	Capital Markets—(Continued)
20,303	Raymond James Financial, Inc.	$628,987
28,208	SEI Investments Co.	1,182,761
22,751	Waddell & Reed Financial, Inc. (Class A)	543,521

		7,953,390

	Chemicals—2.8%
20,641	Airgas, Inc.	547,193
11,464	Albemarle Corp.	443,772
16,985	Cabot Corp.	656,980
31,543	Crompton Corp.	372,207
10,909	Cytec Industries, Inc.	560,941
11,533	Ferro Corp.	267,450
10,151	FMC Corp. (b)	490,293
66,486	Lyondell Chemical Co.	1,922,775
5,641	Minerals Technologies, Inc.	376,255
19,316	Olin Corp. (c)	425,338
32,029	RPM International, Inc.	629,690
12,904	Sensient Technologies Corp. (c)	309,567
18,361	The Lubrizol Corp.	676,787
9,050	The Scotts Co. (Class A) (b)	665,356
14,139	Valspar Corp.	707,091

		9,051,695

	Commercial Banks—4.3%
35,625	Associated Banc-Corp.	1,183,106
14,577	Bank of Hawaii Corp.	739,637
48,398	Banknorth Group, Inc.	1,771,367
13,534	City National Corp.	956,177
21,832	Commerce Bancorp, Inc. (c)	1,405,981
14,339	Cullen/Frost Bankers, Inc.	696,875
23,195	FirstMerit Corp.	660,826
14,034	Greater Bay Bancorp (c)	391,268
42,670	Hibernia Corp. (Class A)	1,259,192
21,792	Mercantile Bankshares Corp.	1,137,542
9,903	Silicon Valley Bancshares (b) (c)	443,852
38,185	TCF Financial Corp.	1,227,266
36,804	The Colonial BancGroup, Inc.	781,349
8,763	WestAmerica Bancorp (c)	510,971
18,536	Wilmington Trust Corp.	670,076

		13,835,485

	Commercial Services & Supplies—4.4%
25,226	Adesa, Inc.	535,296
6,858	Banta Corp.	306,964
28,206	Career Education Corp. (b)	1,128,240
24,413	ChoicePoint, Inc. (b)	1,122,754
24,767	Copart, Inc. (b)	651,867
24,887	Corinthian Colleges, Inc. (b) (c)	468,996
19,122	D&B Corp. (b)	1,140,627
13,768	Deluxe Corp.	513,959
19,345	DeVry, Inc. (b)	335,829
20,229	Education Management Corp. (b)	667,759
19,445	Herman Miller, Inc.	537,265
15,459	HNI Corp.	665,510

See accompanying notes to schedule of investments and financial statements.

MSF-218

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Commercial Services & Supplies—(Continued)
12,642	ITT Educational Services, Inc. (b)	$601,127
9,687	Kelly Services, Inc. (Class A)	292,354
10,728	Korn/Ferry International, Inc. (b) (c)	222,606
13,294	Laureate Education, Inc. (b)	586,133
24,824	Manpower, Inc.	1,198,999
41,495	Republic Services, Inc. (Class A)	1,391,742
12,565	Rollins, Inc. (c)	330,711
17,470	Sotheby’s Holdings, Inc. (Class A) (b)	317,255
12,388	Stericycle, Inc. (b)	569,229
15,619	The Brink’s Co.	617,263

		14,202,485

	Communications Equipment—1.5%
104,416	3Com Corp. (b)	435,415
21,017	ADTRAN, Inc.	402,265
13,711	Avocent Corp. (b)	555,570
14,965	CommScope, Inc. (b)	282,838
18,407	Harris Corp.	1,137,369
13,312	Plantronics, Inc.	552,049
26,970	Polycom, Inc. (b)	628,940
28,726	Powerwave Technologies, Inc. (b) (c)	243,596
31,447	UTStarcom, Inc. (b) (c)	696,551

		4,934,593

	Computers & Peripherals—1.1%
19,657	Diebold, Inc.	1,095,484
9,360	Imation Corp.	297,929
32,497	McDATA Corp. (Class A) (b) (c)	193,682
44,831	SanDisk Corp. (b) (c)	1,119,430
29,326	Storage Technology Corp. (b)	926,995

		3,633,520

	Construction & Engineering—0.5%
13,377	Dycom Industries, Inc. (b)	408,266
11,453	Granite Construction, Inc. (c)	304,650
15,505	Jacobs Engineering Group, Inc. (b)	740,984
32,227	Quanta Services, Inc. (b) (c)	257,816

		1,711,716

	Construction Materials—0.2%
13,216	Martin Marietta Materials, Inc.	709,171

	Consumer Finance—0.5%
42,740	AmeriCredit Corp. (b) (c)	1,044,993
24,375	MoneyGram International, Inc.	515,287

		1,560,280

	Containers & Packaging—0.5%
14,058	Longview Fibre Co.	255,012
29,432	Packaging Corp. of America	693,124
27,042	Sonoco Products Co.	801,795

		1,749,931

Shares		Value (Note 1)

	Diversified Financial Services—0.5%
13,606	GATX Corp.	$402,193
19,737	Leucadia National Corp. (c)	1,371,327

		1,773,520

	Diversified Telecommunication Services—0.1%
67,375	Cincinnati Bell, Inc. (b)	279,606

	Electric Utilities—3.3%
31,793	Alliant Energy Corp.	909,280
8,934	Black Hills Corp. (c)	274,095
34,819	DPL, Inc. (c)	874,305
21,156	Duquesne Light Holdings, Inc. (c)	398,791
20,458	Great Plains Energy, Inc.	619,468
22,181	Hawaiian Electric Industries, Inc. (c)	646,576
11,473	IDACORP, Inc. (c)	350,730
35,330	Northeast Utilities	665,971
14,642	NSTAR	794,768
24,486	OGE Energy Corp.	649,124
51,714	Pepco Holdings, Inc.	1,102,542
16,631	PNM Resources, Inc.	420,598
27,432	Puget Energy, Inc.	677,570
32,295	Sierra Pacific Resources (b) (c)	339,098
23,635	Westar Energy, Inc.	540,532
32,205	Wisconsin Energy Corp.	1,085,631
10,289	WPS Resources Corp.	514,038

		10,863,117

	Electrical Equipment—0.6%
18,855	AMETEK, Inc.	672,558
16,764	Hubbell, Inc. (Class B)	876,757
16,248	Thomas & Betts Corp. (b)	499,626

		2,048,941

	Electronic Equipment & Instruments—2.0%
24,345	Amphenol Corp. (Class A) (b)	894,435
31,883	Arrow Electronics, Inc. (b)	774,757
33,162	Avnet, Inc. (b)	604,875
22,870	CDW Corp.	1,517,425
23,809	Kemet Corp. (b) (c)	213,091
21,781	National Instruments Corp. (c)	593,532
11,804	Newport Corp. (b)	166,436
11,840	Plexus Corp. (b)	154,038
15,993	Tech Data Corp. (b)	726,082
45,682	Vishay Intertechnology, Inc. (b)	686,144

		6,330,815

	Energy Equipment & Services—3.6%
15,121	Cooper Cameron Corp. (b)	813,661
41,570	ENSCO International, Inc.	1,319,432
18,819	FMC Technologies, Inc. (b)	605,972
34,002	Grant Prideco, Inc. (b)	681,740
21,463	Hanover Compressor Co. (b) (c)	303,272
13,877	Helmerich & Payne, Inc.	472,373

See accompanying notes to schedule of investments and financial statements.

MSF-219

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Energy Equipment & Services—(Continued)
23,656	National-Oilwell, Inc. (b) (c)	$834,820
46,061	Patterson-UTI Energy, Inc.	895,886
37,496	Pride International, Inc. (b)	770,168
28,861	Smith International, Inc. (b)	1,570,327
16,689	Tidewater, Inc. (c)	594,295
26,932	Varco International, Inc. (b)	785,068
37,389	Weatherford International, Ltd. (b)	1,918,056

		11,565,070

	Food & Staples Retailing—0.8%
19,122	BJ’s Wholesale Club, Inc. (b)	557,024
12,860	Ruddick Corp.	278,934
17,138	Whole Foods Market, Inc.	1,634,108

		2,470,066

	Food Products—2.1%
41,011	Dean Foods Co. (b)	1,351,313
38,184	Hormel Foods Corp.	1,197,068
9,660	Lancaster Colony Corp.	414,124
30,544	Smithfield Foods, Inc. (b)	903,797
16,064	The J. M. Smucker Co. (c)	756,133
14,389	Tootsie Roll Industries, Inc.	498,291
97,130	Tyson Foods, Inc. (Class A)	1,787,192

		6,907,918

	Gas Utilities—0.3%
20,623	AGL Resources, Inc.	685,508
13,390	WGL Holdings, Inc.	412,948

		1,098,456

	Health Care Equipment & Supplies—2.5%
16,731	Beckman Coulter, Inc.	1,120,810
30,747	Cytyc Corp. (b)	847,695
22,205	Dentsply International, Inc.	1,247,921
16,358	Edwards Lifesciences Corp. (b)	674,931
17,033	Hillenbrand Industries, Inc.	946,013
9,859	INAMED Corp. (b)	623,582
19,025	STERIS Corp. (b)	451,273
37,378	Varian Medical Systems, Inc. (b)	1,616,225
9,552	Varian, Inc. (b)	391,727
13,652	VISX, Inc. (b)	353,177

		8,273,354

	Health Care Providers & Services—4.1%
13,338	Apria Healthcare Group, Inc. (b)	439,487
24,009	Community Health Systems, Inc. (b)	669,371
17,183	Covance, Inc. (b)	665,841
24,701	Coventry Health Care, Inc. (b)	1,311,129
25,290	First Health Group Corp. (b)	473,176
30,554	Health Net, Inc. (b)	882,094
11,906	Henry Schein, Inc. (b)	829,134
10,653	LifePoint Hospitals, Inc. (b) (c)	370,937
27,614	Lincare Holdings, Inc. (b)	1,177,737
28,672	Omnicare, Inc.	992,625

Shares		Value (Note 1)

	Health Care Providers & Services—(Continued)
23,187	PacifiCare Health Systems, Inc. (b) (c)	$1,310,529
37,754	Patterson Cos., Inc. (b)	1,638,146
18,538	Renal Care Group, Inc. (b)	667,183
21,184	Triad Hospitals, Inc. (b)	788,257
16,053	Universal Health Services, Inc. (Class B)	714,358
22,580	VCA Antech, Inc. (b)	442,568

		13,372,572

	Hotels, Restaurants & Leisure—3.1%
22,311	Applebee’s International, Inc.	590,126
9,711	Bob Evans Farms, Inc.	253,846
23,982	Boyd Gaming Corp. (c)	998,850
23,788	Brinker International, Inc. (b)	834,245
86,144	Caesars Entertainment, Inc. (b)	1,734,940
13,254	CBRL Group, Inc.	554,680
31,879	GTECH Holdings Corp.	827,260
14,659	International Speedway Corp. (Class A)	773,995
16,952	Krispy Kreme Doughnuts, Inc. (b) (c)	213,595
18,581	Mandalay Resort Group (b)	1,308,660
20,299	Outback Steakhouse, Inc.	929,288
17,871	Ruby Tuesday, Inc. (c)	466,076
21,414	The Cheesecake Factory, Inc. (b) (c)	695,296

		10,180,857

	Household Durables—4.2%
18,855	American Greetings Corp. (Class A)	477,974
11,259	Blyth, Inc.	332,816
64,179	D.R. Horton, Inc.	2,587,055
14,607	Furniture Brands International, Inc.	365,905
18,433	Harman International Industries, Inc.	2,340,991
16,808	Hovnanian Enterprises, Inc. (Class A) (b) (c)	832,332
42,973	Lennar Corp. (Class A)	2,435,710
18,349	Mohawk Industries, Inc. (b)	1,674,346
13,090	Ryland Group, Inc.	753,199
20,567	Toll Brothers, Inc. (b) (c)	1,411,102
16,116	Tupperware Corp. (c)	333,924

		13,545,354

	Household Products—0.5%
17,166	Church & Dwight, Inc. (c)	577,121
19,937	Energizer Holdings, Inc. (b)	990,669

		1,567,790

	IT Services—2.7%
23,745	Acxiom Corp.	624,494
22,476	Alliance Data Systems Corp. (b)	1,067,160
40,871	Ceridian Corp. (b)	747,122
17,202	Certegy, Inc.	611,187
23,871	Checkfree Corp. (b)	909,008
36,590	Cognizant Technology Solutions Corp. (Class A) (b)	1,548,855
14,057	CSG Systems International, Inc. (b)	262,866
23,052	DST Systems, Inc. (b)	1,201,470
30,486	Gartner, Inc. (Class A) (b) (c)	379,856
17,067	Keane, Inc. (b)	250,885

See accompanying notes to schedule of investments and financial statements.

MSF-220

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	IT Services—(Contiuned)
28,220	MPS Group, Inc. (b)	$345,977
33,083	The BISYS Group, Inc. (b)	544,215
23,311	Titan Corp. (b)	377,638

		8,870,733

	Industrial Conglomerates—0.3%
8,564	Carlisle Cos., Inc.	555,975
11,089	Teleflex, Inc.	575,963

		1,131,938

	Insurance—4.2%
14,649	Allmerica Financial Corp. (b)	480,927
20,307	American Financial Group, Inc. (c)	635,812
10,781	AmerUs Group Co. (c)	488,379
25,427	Arthur J. Gallagher & Co. (c)	826,377
19,030	Brown & Brown, Inc. (c)	828,756
15,444	Everest Re Group, Ltd.	1,383,165
48,009	Fidelity National Financial, Inc.	2,192,571
24,662	First American Corp.	866,623
18,658	HCC Insurance Holdings, Inc.	617,953
11,770	Horace Mann Educators Corp.	224,572
17,028	Ohio Casualty Corp. (b) (c)	395,220
50,177	Old Republic International Corp.	1,269,478
19,105	Protective Life Corp.	815,592
7,824	StanCorp Financial Group, Inc.	645,480
18,870	Unitrin, Inc.	857,641
23,156	W.R. Berkley Corp.	1,092,269

		13,620,815

	Internet Software & Services—0.0%
15,398	Retek, Inc. (b)	94,698

	Investment Company—4.3%
115,700	MidCap SPDR Trust, Series 1	13,999,700

	Leisure Equipment & Products—0.1%
20,992	Callaway Golf Co. (c)	283,392

	Machinery—2.3%
24,841	AGCO Corp. (b)	543,769
15,099	Crane Co.	435,455
22,892	Donaldson Co., Inc. (c)	745,821
13,248	Federal Signal Corp. (c)	233,960
15,214	Flowserve Corp. (b)	418,994
19,024	Graco, Inc.	710,546
11,356	Harsco Corp.	632,983
10,463	Kennametal, Inc.	520,743
9,982	Nordson Corp.	399,979
27,717	Pentair, Inc.	1,207,353
20,677	SPX Corp.	828,321
5,087	Tecumseh Products Co. (Class A) (c)	243,159
13,087	Trinity Industries, Inc. (c)	446,005

		7,367,088

Shares		Value (Note 1)

	Marine—0.2%
11,740	Alexander & Baldwin, Inc.	$498,011

	Media—2.5%
31,641	Belo Corp. (Class A)	830,260
14,385	Catalina Marketing Corp. (c)	426,228
15,464	Emmis Communications Corp. (Class A) (b)	296,754
13,721	Entercom Communications Corp. (b)	492,447
23,479	Harte-Hanks, Inc.	609,984
12,433	Lee Enterprises, Inc.	572,913
6,531	Media General, Inc.(Class A)	423,274
10,918	Scholastic Corp. (b)	403,529
27,366	The Reader’s Digest Association, Inc. (Class A)	380,661
2,634	The Washington Post Co. (Class B) (c)	2,589,275
14,109	Valassis Communications, Inc. (b)	493,956
26,421	Westwood One, Inc. (b)	711,517

		8,230,798

	Metals & Mining—0.9%
17,156	Arch Coal, Inc.	609,724
17,781	Peabody Energy Corp.	1,438,661
12,425	Steel Dynamics, Inc. (c)	470,659
21,864	Worthington Industries, Inc.	428,097

		2,947,141

	Multi-Utilities—2.4%
66,518	Aquila, Inc. (b) (c)	245,452
40,428	Energy East Corp.	1,078,619
16,910	Equitable Resources, Inc.	1,025,761
32,499	MDU Resources Group, Inc.	867,073
22,729	National Fuel Gas Co.	644,140
28,458	ONEOK, Inc.	808,776
23,195	Questar Corp.	1,182,017
30,913	SCANA Corp.	1,217,972
20,910	Vectren Corp.	560,388

		7,630,198

	Multiline Retail—0.8%
19,098	99 Cents Only Stores (b) (c)	308,624
31,105	Dollar Tree Stores, Inc. (b)	892,091
13,428	Neiman Marcus Group, Inc. (Class A)	960,639
38,368	Saks, Inc. (b)	556,720

		2,718,074

	Office Electronics—0.3%
19,747	Zebra Technologies Corp. (Class A) (b)	1,111,361

	Oil & Gas—2.6%
16,318	Forest Oil Corp. (b)	517,607
25,325	Murphy Oil Corp.	2,037,396
17,135	Newfield Exploration Co. (b)	1,011,822
16,186	Noble Energy, Inc. (c)	998,029
10,836	Overseas Shipholding Group, Inc.	598,147
40,124	Pioneer Natural Resources Co.	1,408,353

See accompanying notes to schedule of investments and financial statements.

MSF-221

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Oil & Gas—(Continued)
21,221	Plains Exploration & Production Co. (b)	$551,746
17,729	Pogo Producing Co.	859,679
20,352	Western Gas Resources, Inc. (c)	595,296

		8,578,075

	Paper & Forest Products—0.4%
15,317	Bowater, Inc.	673,488
12,063	Glatfelter	184,323
8,179	Potlatch Corp.	413,694

		1,271,505

	Pharmaceuticals—1.7%
28,206	Barr Pharmaceuticals, Inc. (b)	1,284,501
68,997	IVAX Corp. (b)	1,091,533
9,323	Par Pharmaceutical Cos., Inc. (b) (c)	385,786
19,873	Perrigo Co.	343,207
28,922	Sepracor, Inc. (b) (c)	1,717,099
23,150	Valeant Pharmaceuticals International, Inc. (c)	610,002

		5,432,128

	Real Estate—2.7%
22,825	AMB Property Corp. (REIT)	921,902
29,670	Developers Diversified Realty Corp. (REIT)	1,316,458
14,761	Highwoods Properties, Inc. (REIT)	408,880
18,494	Hospitality Properties Trust (REIT)	850,724
23,566	Liberty Property Trust (REIT) (c)	1,018,051
16,748	Mack-Cali Realty Corp. (REIT)	770,910
28,245	New Plan Excel Realty Trust (REIT) (c)	764,875
13,713	Rayonier, Inc. (REIT)	670,703
36,472	United Dominion Realty Trust, Inc. (REIT)	904,505
24,473	Weingarten Realty Investors (REIT)	981,367

		8,608,375

	Road & Rail—0.8%
14,220	CNF, Inc.	712,422
22,354	J.B. Hunt Transport Services, Inc.	1,002,577
20,166	Swift Transportation Co., Inc. (b) (c)	433,165
21,703	Werner Enterprises, Inc.	491,356

		2,639,520

	Semiconductor & Semiconductor Equipment—3.0%
131,361	Atmel Corp. (b)	514,935
6,824	Cabot Microelectronics Corp. (b) (c)	273,301
26,185	Credence Systems Corp. (b) (c)	239,593
20,329	Cree, Inc. (b) (c)	814,786
34,605	Cypress Semiconductor Corp. (b) (c)	405,917
32,889	Fairchild Semiconductor International, Inc. (Class A) (b)	534,775
19,344	Integrated Circuit Systems, Inc. (b) (c)	404,676
29,376	Integrated Device Technology, Inc. (b)	339,587
18,374	International Rectifier Corp. (b)	818,929
41,399	Intersil Corp. (Class A)	693,019
37,507	Lam Research Corp. (b)	1,084,327
31,125	Lattice Semiconductor Corp. (b) (c)	177,413

Shares		Value (Note 1)

	Semiconductor & Semiconductor Equipment—(Continued)
16,791	LTX Corp. (b) (c)	$129,123
24,784	Micrel, Inc. (b)	273,120
56,780	Microchip Technology, Inc.	1,513,755
51,560	RF Micro Devices, Inc. (b) (c)	352,670
20,358	Semtech Corp. (b) (c)	445,229
14,296	Silicon Laboratories, Inc. (b) (c)	504,792
37,793	TriQuint Semiconductor, Inc. (b) (c)	168,179

		9,688,126

	Software—2.7%
38,292	Activision, Inc. (b)	772,733
8,972	Advent Software, Inc. (b)	183,747
16,152	Ascential Software Corp. (b)	263,439
74,393	Cadence Design Systems, Inc. (b)	1,027,367
19,354	Fair Isaac Corp.	709,905
24,896	Jack Henry & Associates, Inc.	495,679
19,538	Macromedia, Inc. (b)	608,023
13,685	Macrovision Corp. (b)	351,978
44,083	McAfee, Inc. (b)	1,275,321
20,973	Mentor Graphics Corp. (b)	320,677
19,137	RSA Security, Inc. (b) (c)	383,888
26,159	Sybase, Inc. (b)	521,872
41,856	Synopsys, Inc. (b)	821,215
17,785	The Reynolds & Reynolds Co. (Class A)	471,480
10,313	Transaction Systems Architects, Inc. (Class A) (b)	204,713
22,634	Wind River Systems, Inc. (b) (c)	306,691

		8,718,728

	Specialty Retail—5.4%
24,014	Abercrombie & Fitch Co. (Class A)	1,127,457
20,348	Advance Auto Parts, Inc. (b)	888,801
15,319	Aeropostale, Inc. (b)	450,838
20,285	American Eagle Outfitters, Inc.	955,424
19,419	AnnTaylor Stores Corp. (b)	418,091
19,293	Barnes & Noble, Inc. (b)	622,585
20,662	Borders Group, Inc.	524,815
28,648	CarMax, Inc. (b)	889,520
24,574	Chico’s FAS, Inc. (b)	1,118,854
27,226	Claire’s Stores, Inc.	578,553
42,846	Foot Locker, Inc.	1,153,843
37,324	Michaels Stores, Inc.	1,118,600
15,193	O’Reilly Automotive, Inc. (b)	684,445
20,406	Pacific Sunwear of California, Inc. (b)	454,238
18,708	Payless Shoesource, Inc. (b)	230,108
39,966	PETsMART, Inc.	1,419,992
23,636	Pier 1 Imports, Inc.	465,629
12,206	Regis Corp.	563,307
20,856	Rent-A-Center, Inc. (b)	552,684
40,598	Ross Stores, Inc. (c)	1,172,064
22,275	Urban Outfitters, Inc. (b)	989,010
32,077	Williams-Sonoma, Inc. (b)	1,123,978

		17,502,836

	Textiles, Apparel & Luxury Goods—0.2%
9,471	The Timberland Co. (Class A) (b)	593,548

See accompanying notes to schedule of investments and financial statements.

MSF-222

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Thrifts & Mortgage Finance—2.4%
20,481	Astoria Financial Corp.	$818,626
23,298	Independence Community Bank Corp.	992,029
17,052	IndyMac Bancorp, Inc.	587,441
72,966	New York Community Bancorp, Inc. (c)	1,500,911
25,285	Radian Group, Inc.	1,346,173
26,217	The PMI Group, Inc.	1,094,560
21,663	Washington Federal, Inc.	574,936
14,599	Webster Financial Corp.	739,293

		7,653,969

	Tobacco—0.1%
7,028	Universal Corp.	336,219

	Trading Companies & Distributors—0.5%
20,885	Fastenal Co. (c)	1,285,681
21,400	United Rentals, Inc. (b) (c)	404,460

		1,690,141

	Water Utilities—0.2%
25,662	Aqua America, Inc.	631,029

	Wireless Telecommunication Services—0.4%
15,796	Telephone & Data Systems, Inc.	1,215,502

	Total Common Stocks (Identified Cost $251,054,941)	310,583,016

Short Term Investments—4.8%
Face Amount		Value (Note 1)

	Discount Notes—4.8%
$2,500,000	Federal Home Loan Bank 1.000%, 01/03/05	$2,499,861
2,000,000	Federal Home Loan Mortgage 2.005%, 01/14/05	1,998,599
4,000,000	Federal Home Loan Mortgage 2.300%, 03/08/05	3,983,060
2,000,000	Federal Home Loan Mortgage 2.360%, 03/15/05	1,990,429
5,000,000	Federal Home Loan Mortgage 2.380%, 03/15/05	4,975,869

		15,447,818

	Total Short Term Investments (Identified Cost $15,447,818)	15,447,818

	Total Investments—100.5% (Identified Cost $266,502,759) (a)	326,030,834
	Other assets less liabilities	(1,651,489)

	Total Net Assets—100%	$324,379,345

Futures Contracts

Futures Contracts Long	Number of Contracts	Expiration Date	Contract Amount	Valuation as of 12/31/2004	Unrealized Appreciation
S&P 400 MidCap Futures	41	03/17/05	$13,170,480	$13,639,675	$469,195

See accompanying notes to schedule of investments and financial statements.

MSF-223

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$326,030,834
Cash		8,570
Collateral for securities loaned		48,331,434
Receivable for:
Securities sold		169,180
Fund shares sold		321,973
Dividends and interest		230,495
Futures variation margin		38,505

Total Assets		375,130,991
Liabilities
Payable for:
Fund shares redeemed	$1,875,198
Securities purchased	400,473
Return of collateral for securities loaned	48,331,434
Accrued expenses:
Management fees	67,005
Service and distribution fees	20,738
Other expenses	56,798

Total Liabilities		50,751,646

Net Assets		$324,379,345

Net assets consist of:
Capital paid in		$247,513,664
Undistributed net investment income		2,193,353
Accumulated net realized gains (losses)		14,675,058
Unrealized appreciation (depreciation) on investments and futures contracts		59,997,270

Net Assets		$324,379,345

Computation of offering price:
Class A
Net asset value and redemption price per share ( $197,642,486 divided by 14,418,123 shares outstanding)		$13.71

Class B
Net asset value and redemption price per share ( $64,206,869 divided by 4,716,776 shares outstanding)		$13.61

Class E
Net asset value and redemption price per share ( $62,529,990 divided by 4,581,300 shares outstanding)		$13.65

Identified cost of investments		$266,502,759

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$3,384,240
Interest		131,534	(a)

		3,515,774
Expenses
Management fees	$726,464
Service and distribution fees—Class B	109,521
Service and distribution fees—Class E	89,685
Directors’ fees and expenses	23,099
Custodian	144,071
Audit and tax services	21,371
Legal	7,506
Printing	85,985
Insurance	5,681
Miscellaneous	13,981

Total expenses		1,227,364

Net Investment Income		2,288,410

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	14,661,808
Futures contracts—net	1,129,025	15,790,833

Unrealized appreciation (depreciation) on:
Investments—net	25,315,306
Futures contracts—net	465,411	25,780,717

Net gain (loss)		41,571,550

Net Increase (Decrease) in Net Assets From Operations		$43,859,960

(a)	Includes income on securities loaned of $42,183.

See accompanying notes to financial statements.

MSF-224

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$2,288,410	$1,483,485
Net realized gain (loss)	15,790,833	2,359,796
Unrealized appreciation (depreciation)	25,780,717	55,266,625

Increase (decrease) in net assets from operations	43,859,960	59,109,906

From Distributions to Shareholders
Net investment income
Class A	(989,606)	(702,884)
Class B	(130,991)	(61,293)
Class E	(313,780)	(86,220)

	(1,434,377)	(850,397)

Net realized gain
Class A	(511,297)	0
Class B	(96,684)	0
Class E	(180,133)	0

	(788,114)	0

Total distributions	(2,222,491)	(850,397)

Increase (decrease) in net assets from capital share transactions	20,791,779	63,756,599

Total increase (decrease) in net assets	62,429,248	122,016,108

Net Assets
Beginning of the period	261,950,097	139,933,989

End of the period	$324,379,345	$261,950,097

Undistributed (Overdistributed) Net Investment Income
End of the period	$2,193,353	$1,479,156

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	3,491,412	$43,113,882	3,467,830	$35,223,529
Reinvestments	119,785	1,500,903	80,884	702,884
Redemptions	(4,335,834)	(53,753,666)	(1,634,648)	(16,260,978)

Net increase (decrease)	(724,637)	$(9,138,881)	1,914,066	$19,665,435

Class B
Sales	2,731,640	$33,587,197	1,612,471	$16,345,196
Reinvestments	18,258	227,675	7,078	61,293
Redemptions	(725,630)	(8,946,441)	(376,115)	(3,685,855)

Net increase (decrease)	2,024,268	$24,868,431	1,243,434	$12,720,634

Class E
Sales	2,785,948	$34,217,907	3,523,272	$35,747,103
Reinvestments	39,545	493,913	9,945	86,220
Redemptions	(2,448,856)	(29,649,591)	(436,042)	(4,462,793)

Net increase (decrease)	376,637	$5,062,229	3,097,175	$31,370,530

Increase (decrease) derived from capital share transactions	1,676,268	$20,791,779	6,254,675	$63,756,599

See accompanying notes to financial statements.

MSF-225

Metropolitan Series Fund

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,				July 5, 2000 (a) through December 31, 2000
	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$11.90	$8.87	$10.46	$10.64	$10.00

Income From Investment Operations
Net investment income	0.11	0.08	0.05	0.06	0.03
Net realized and unrealized gain (loss) on investments	1.79	3.00	(1.60)	(0.19)	0.66

Total from investment operations	1.90	3.08	(1.55)	(0.13)	0.69

Less Distributions
Distributions from net investment income	(0.06)	(0.05)	(0.04)	(0.02)	(0.03)
Distributions from net realized capital gains	(0.03)	0.00	0.00	(0.03)	(0.02)

Total distributions	(0.09)	(0.05)	(0.04)	(0.05)	(0.05)

Net Asset Value, End of Period	$13.71	$11.90	$8.87	$10.46	$10.64

Total Return (%)	16.0	35.0	(14.9)	(1.2)	6.8	(b)
Ratio of operating expenses to average net assets (%)	0.35	0.40	0.43	0.45	0.45	(c)
Ratio of net investment income to average net assets (%)	0.85	0.85	0.70	0.71	0.92	(c)
Portfolio turnover rate (%)	42	22	46	45	124	(c)
Net assets, end of period (000)	$197,642	$180,211	$117,340	$97,505	$61,934
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	—	0.52	0.83	(c)

	Class B				Class E
	Year ended December 31,			January 2, 2001(a) through December 31, 2001	Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003	2002		2004	2003	2002
Net Asset Value, Beginning of Period	$11.83	$8.83	$10.43	$10.54	$11.86	$8.85	$10.45	$10.54

Income From Investment Operations
Net investment income	0.06	0.05	0.03	0.04	0.08	0.06	0.05	0.00
Net realized and unrealized gain (loss) on investments	1.79	2.99	(1.60)	(0.10)	1.79	3.00	(1.61)	(0.09)

Total from investment operations	1.85	3.04	(1.57)	(0.06)	1.87	3.06	(1.56)	(0.09)

Less Distributions
Distributions from net investment income	(0.04)	(0.04)	(0.03)	(0.02)	(0.05)	(0.05)	(0.04)	0.00
Distributions from net realized capital gains	(0.03)	0.00	0.00	(0.03)	(0.03)	0.00	0.00	0.00

Total distributions	(0.07)	(0.04)	(0.03)	(0.05)	(0.08)	(0.05)	(0.04)	0.00

Net Asset Value, End of Period	$13.61	$11.83	$8.83	$10.43	$13.65	$11.86	$8.85	$10.45

Total Return (%)	15.7	34.5	(15.1)	3.1 (b)	15.9	34.8	(15.0)	(0.9	)(b)
Ratio of operating expenses to average net assets (%)	0.60	0.65	0.68	0.70 (c)	0.50	0.55	0.58	0.60	(c)
Ratio of net investment income to average net assets (%)	0.61	0.61	0.46	0.48 (c)	0.71	0.71	0.62	0.00	(c)
Portfolio turnover rate (%)	42	22	46	45	42	22	46	45
Net assets, end of period (000)	$64,207	$31,858	$12,790	$5,895	$62,530	$49,881	$9,804	$0.1
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	—	0.77 (c)	—	—	—	0.67	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-226

Metropolitan Series Fund, Inc.

Neuberger Berman Partners Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—97.2% of Total Net Assets

Shares		Value (Note 1)

	Auto Components—7.3%
230,700	BorgWarner, Inc.	$12,497,019
174,400	Johnson Controls, Inc.	11,063,936
207,100	Lear Corp.	12,635,171

		36,196,126

	Beverages—1.7%
176,000	Constellation Brands, Inc. (Class A) (b)	8,185,760

	Capital Markets—3.8%
112,900	The Bear Stearns Cos., Inc.	11,550,799
305,600	Waddell & Reed Financial, Inc. (Class A)	7,300,784

		18,851,583

	Commercial Banks—6.7%
138,900	Commerce Bancorp, Inc.	8,945,160
282,000	First Horizon National Corp.	12,157,020
410,940	North Fork Bancorp., Inc.	11,855,619

		32,957,799

	Commercial Services & Supplies—2.2%
228,100	Manpower, Inc.	11,017,230

	Computers & Peripherals—2.6%
1,182,600	Western Digital Corp. (b)	12,819,384

	Diversified Financial Services—2.3%
251,300	CIT Group, Inc.	11,514,566

	Food Products—2.2%
208,800	Del Monte Foods Co. (b)	2,300,976
294,800	Fresh Del Monte Produce, Inc.	8,729,028

		11,030,004

	Health Care Providers & Services—11.5%
247,700	Coventry Health Care, Inc. (b)	13,147,916
354,600	Omnicare, Inc.	12,276,252
325,800	Triad Hospitals, Inc. (b)	12,123,018
125,400	Universal Health Services, Inc. (Class B)	5,580,300
92,400	WellChoice, Inc. (b)	4,934,160
75,000	WellPoint, Inc. (b)	8,625,000

		56,686,646

	Hotels, Restaurants & Leisure—3.2%
243,300	Darden Restaurants, Inc.	6,749,142
339,800	Ruby Tuesday, Inc.	8,861,984

		15,611,126

	Household Durables—5.6%
89,900	Mohawk Industries, Inc. (b)	8,203,375
72,400	The Black & Decker Corp.	6,395,092
186,300	Whirlpool Corp.	12,893,823

		27,492,290

Shares		Value (Note 1)

	Insurance—8.8%
140,000	Ambac Financial Group, Inc.	$11,498,200
164,400	Arch Capital Group, Ltd. (b)	6,362,280
105,400	Endurance Specialty Holdings, Ltd.	3,604,680
22,700	Jefferson-Pilot Corp.	1,179,492
156,200	PartnerRe, Ltd.	9,675,028
216,400	RenaissanceRe Holdings, Ltd.	11,270,112

		43,589,792

	Machinery—4.5%
29,700	Briggs & Stratton Corp.	1,234,926
111,800	Ingersoll-Rand Co., Ltd. (Class A)	8,977,540
300,100	SPX Corp.	12,022,006

		22,234,472

	Multiline Retail—0.7%
128,200	Dollar Tree Stores, Inc. (b)	3,676,776

	Oil & Gas—5.8%
210,400	Pioneer Natural Resources Co.	7,385,040
105,300	Sunoco, Inc.	8,604,063
359,706	XTO Energy, Inc.	12,726,398

		28,715,501

	Personal Products—1.8%
371,200	NBTY, Inc. (b)	8,912,512

	Software—1.9%
304,100	Computer Associates International, Inc.	9,445,346

	Specialty Retail—9.9%
230,800	Advance Auto Parts, Inc. (b)	10,081,344
173,500	AutoNation, Inc. (b)	3,332,935
134,400	AutoZone, Inc. (b)	12,272,064
438,300	Foot Locker, Inc.	11,803,419
587,300	Pier 1 Imports, Inc.	11,569,810

		49,059,572

	Textiles, Apparel & Luxury Goods—6.3%
209,100	Liz Claiborne, Inc.	8,826,111
274,500	Reebok International, Ltd.	12,078,000
180,100	VF Corp.	9,973,938

		30,878,049

	Thrifts & Mortgage Finance—8.4%
183,200	Astoria Financial Corp.	7,322,504
319,400	IndyMac Bancorp, Inc.	11,003,330
225,200	Radian Group, Inc.	11,989,648
261,900	The PMI Group, Inc.	10,934,325

		41,249,807

	Total Common Stocks (Identified Cost $403,212,176)	480,124,341

See accompanying notes to schedule of investments and financial statements.

MSF-227

Metropolitan Series Fund, Inc.

Neuberger Berman Partners Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2004

Short Term Investments—3.4%

Face Amount		Value (Note 1)

	Repurchase Agreement—3.4%
$16,662,000	State Street Corp. Repurchase Agreement dated 12/31/04 at 0.600% to be repurchased at $16,662,833 on 01/03/05, collateralized by $6,880,000 U.S. Treasury Note 2.750% due 06/30/06 with a value of $6,862,800 and by $10,330,000 U.S. Treasury Note 2.750% due 06/30/06 with a value of $10,304,175	$16,662,000

	Total Short Term Investments (Identified Cost $16,662,000)	16,662,000

	Total Investments—100.6% (Identified Cost $419,874,176) (a)	496,786,341
	Other assets less liabilities	(3,016,216)

	Total Net Assets—100%	$493,770,125

See accompanying notes to schedule of investments and financial statements.

MSF-228

Metropolitan Series Fund, Inc.

Neuberger Berman Partners Mid Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$496,786,341
Cash		506
Receivable for:
Fund shares sold		175,222
Dividends and interest		259,702

Total Assets		497,221,771
Liabilities
Payable for:
Fund shares redeemed	$1,993,676
Securities purchased	1,099,613
Accrued expenses :
Management fees	270,975
Service and distribution fees	27,245
Other expenses	60,137

Total Liabilities		3,451,646

Net Assets		$493,770,125

Net assets consist of:
Capital paid in		$366,312,078
Undistributed net investment income		1,346,462
Accumulated net realized gains (losses)		49,199,420
Unrealized appreciation (depreciation) on investments		76,912,165

Net Assets		$493,770,125

Computation of offering price:
Class A
Net asset value and redemption price per share ($327,781,941 divided by 15,855,486 shares outstanding)		$20.67

Class B
Net asset value and redemption price per share ($93,336,011 divided by 4,551,780 shares outstanding)		$20.51

Class E
Net asset value and redemption price per share ($72,652,173 divided by 3,525,385 shares outstanding)		$20.61

Identified cost of investments		$419,874,176

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$4,102,028	(a)
Interest		41,777	(b)

		4,143,805
Expenses
Management fees	$2,424,514
Service and distribution fees—Class B	120,693
Service and distribution fees—Class E	73,928
Directors’ fees and expenses	23,099
Custodian	119,990
Audit and tax services	21,371
Legal	8,608
Printing	98,339
Insurance	6,690
Miscellaneous	3,895

Total expenses before reductions	2,901,127
Expense reductions	(104,672)	2,796,455

Net Investment Income		1,347,350

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	49,698,000
Foreign currency transactions—net	79	49,698,079

Unrealized appreciation (depreciation) on:
Investments—net		30,006,292

Net gain (loss)		79,704,371

Net Increase (Decrease) in Net Assets From Operations		$81,051,721

(a)	Net of foreign taxes of $6,564.
(b)	Income on securities loaned of $7,129.

See accompanying notes to financial statements.

MSF-229

Metropolitan Series Fund, Inc.

Neuberger Berman Partners Mid Cap Value Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$1,347,350	$789,185
Net realized gain (loss)	49,698,079	13,284,320
Unrealized appreciation (depreciation)	30,006,292	54,171,595

Increase (decrease) in net assets from operations	81,051,721	68,245,100

From Distributions to Shareholders
Net investment income
Class A	(645,888)	(614,047)
Class B	(46,144)	(35,592)
Class E	(95,556)	(32,773)

	(787,588)	(682,412)

Net realized gain
Class A	(7,010,577)	0
Class B	(1,045,262)	0
Class E	(1,276,527)	0

	(9,332,366)	0

Total distributions	(10,119,954)	(682,412)

Increase (decrease) in net assets from capital share transactions	145,214,752	37,096,481

Total increase (decrease) in net assets	216,146,519	104,659,169

Net Assets
Beginning of the period	277,623,606	172,964,437

End of the period	$493,770,125	$277,623,606

Undistributed (Overdistributed) Net Investment Income
End of the period	$1,346,462	$786,622

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	4,162,851	$76,472,061	2,181,685	$31,715,262
Reinvestments	425,833	7,656,465	48,161	614,047
Redemptions	(1,532,792)	(27,792,597)	(1,669,329)	(23,088,594)

Net increase (decrease)	3,055,892	$56,335,929	560,517	$9,240,715

Class B
Sales	3,390,016	$62,220,857	1,054,715	$15,298,457
Reinvestments	61,075	1,091,406	2,807	35,592
Redemptions	(476,349)	(8,747,209)	(356,501)	(4,965,767)

Net increase (decrease)	2,974,742	$54,565,054	701,021	$10,368,282

Class E
Sales	2,299,766	$41,790,767	1,351,049	$19,758,404
Reinvestments	76,481	1,372,083	2,572	32,773
Redemptions	(491,267)	(8,849,081)	(163,187)	(2,303,693)

Net increase (decrease)	1,884,980	$34,313,769	1,190,434	$17,487,484

Increase (decrease) derived from capital share transactions	7,915,614	$145,214,752	2,451,972	$37,096,481

See accompanying notes to financial statements.

MSF-230

Metropolitan Series Fund, Inc.

Neuberger Berman Partners Mid Cap Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$17.35	$12.76	$14.16	$14.82	$11.97

Income From Investment Operations
Net investment income	0.07	0.06	0.06	0.13	0.04
Net realized and unrealized gain (loss) on investments	3.82	4.58	(1.42)	(0.50)	3.35

Total from investment operations	3.89	4.64	(1.36)	(0.37)	3.39

Less Distributions
Distributions from net investment income	(0.05)	(0.05)	(0.01)	(0.03)	(0.04)
Distributions from net realized capital gains	(0.52)	0.00	(0.03)	(0.26)	(0.50)

Total distributions	(0.57)	(0.05)	(0.04)	(0.29)	(0.54)

Net Asset Value, End of Period	$20.67	$17.35	$12.76	$14.16	$14.82

Total Return (%)	22.9	36.5	(9.6)	(2.5)	28.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.76	0.80	0.80	0.81	0.87
Ratio of operating expenses to average net assets after expense reductions(%) (d)	0.73	0.77	0.77	0.69	0.76
Ratio of net investment income to average net assets (%)	0.43	0.41	0.43	0.90	0.58
Portfolio turnover rate (%)	55	61	84	212	207
Net assets, end of period (000)	$327,782	$222,050	$156,117	$160,074	$131,356

	Class B					Class E
	Year ended December 31,			May 1, 2001(a) through December 31, 2001		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003	2002			2004	2003	2002
Net Asset Value, Beginning of Period	$17.23	$12.69	$14.12	$14.36		$17.31	$12.74	$14.15	$14.37

Income From Investment Operations
Net investment income	0.03	0.03	0.01	0.04		0.05	0.05	0.03	0.00
Net realized and unrealized gain (loss) on investments	3.79	4.55	(1.40)	(0.28)		3.81	4.57	(1.40)	(0.22)

Total from investment operations	3.82	4.58	(1.39)	(0.24)		3.86	4.62	(1.37)	(0.22)

Less Distributions
Distributions from net investment income	(0.02)	(0.04)	(0.01)	0.00		(0.04)	(0.05)	(0.01)	0.00
Distributions from net realized capital gains	(0.52)	0.00	(0.03)	0.00		(0.52)	0.00	(0.03)	0.00

Total distributions	(0.54)	(0.04)	(0.04)	0.00		(0.56)	(0.05)	(0.04)	0.00

Net Asset Value, End of Period	$20.51	$17.23	$12.69	$14.12		$20.61	$17.31	$12.74	$14.15

Total Return (%)	22.7	36.2	(9.9)	(1.7	) (b)	22.8	36.4	(9.7)	(1.5	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.01	1.05	1.05	1.06	(c)	0.91	0.95	0.95	0.96	(c)
Ratio of operating expenses to average net assets after expense reductions(%) (d)	0.98	1.02	1.02	0.97	(c)	0.88	0.92	0.92	0.87	(c)
Ratio of net investment income to average net assets (%)	0.17	0.18	0.17	0.77	(c)	0.28	0.29	0.29	0.67	(c)
Portfolio turnover rate (%)	55	61	84	212		55	61	84	212
Net assets, end of period (000)	$93,336	$27,173	$11,113	$2,410		$72,652	$28,400	$5,735	$32

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-231

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio (formerly State Street Research Aggressive Growth Portfolio)

Schedule of Investments as of December 31, 2004

Common Stocks—97.6% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—1.4%
204,200	Alliant Techsystems, Inc. (b) (c)	$13,350,596

	Biotechnology—6.1%
160,285	Biogen Idec, Inc. (b) (c)	10,676,584
323,100	Charles River Laboratories
	International, Inc. (b) (c)	14,865,831
83,700	Genzyme Corp. (b)	4,860,459
130,600	Gilead Sciences, Inc. (b) (c)	4,569,694
274,200	ICOS Corp. (b) (c)	7,754,376
219,400	OSI Pharmaceuticals, Inc. (b) (c)	16,422,090

		59,149,034

	Capital Markets—2.6%
112,400	Lehman Brothers Holdings, Inc.	9,832,752
29,100	The Chicago Merchantile Exchange (c)	6,655,170
141,100	T. Rowe Price Group, Inc. (c)	8,776,420

		25,264,342

	Commercial Banks—1.7%
72,100	City National Corp.	5,093,865
216,600	North Fork Bancorp., Inc.	6,248,910
175,000	TCF Financial Corp.	5,624,500

		16,967,275

	Commercial Services & Supplies—5.1%
163,399	ChoicePoint, Inc. (b) (c)	7,514,720
325,800	Hewitt Associates, Inc. (Class A) (b) (c)	10,428,858
145,200	Manpower, Inc. (c)	7,013,160
211,600	Stericycle, Inc. (b) (c)	9,723,020
219,500	The Corporate Executive Board Co.	14,693,330

		49,373,088

	Communications Equipment—3.0%
375,500	Juniper Networks, Inc. (b) (c)	10,209,845
321,100	Polycom, Inc. (b)	7,488,052
360,000	Scientific-Atlanta, Inc. (c)	11,883,600

		29,581,497

	Computers & Peripherals—2.4%
303,900	Avid Technology, Inc. (b) (c)	18,765,825
89,300	Diebold, Inc. (c)	4,976,689

		23,742,514

	Consumer Finance—1.0%
598,200	Providian Financial Corp. (b) (c)	9,852,354

	Containers & Packaging—2.5%
417,300	Owens-Illinois, Inc. (b)	9,451,845
272,300	Sealed Air Corp. (b) (c)	14,505,421

		23,957,266

	Diversified Telecommunication Services—1.6%
608,500	Amdocs, Ltd. (b)	15,973,125

Shares		Value (Note 1)

	Electronic Equipment & Instruments—2.7%
257,600	Amphenol Corp. (Class A) (b)	$9,464,224
260,100	CDW Corp. (c)	17,257,635

		26,721,859

	Energy Equipment & Services—2.2%
145,100	BJ Services Co.	6,752,954
149,300	Noble Corp. (b) (c)	7,426,182
136,500	Weatherford International, Ltd. (b)	7,002,450

		21,181,586

	Health Care Equipment & Supplies—6.0%
119,700	C.R. Bard, Inc. (c)	7,658,406
513,100	Cytyc Corp. (b) (c)	14,146,167
69,600	Guidant Corp.	5,018,160
151,000	Kinetic Concepts, Inc. (b) (c)	11,521,300
464,800	PerkinElmer, Inc.	10,453,352
109,600	Waters Corp. (b)	5,128,184
59,700	Zimmer Holdings, Inc. (b)	4,783,164

		58,708,733

	Health Care Providers & Services—8.0%
115,700	Aetna, Inc.	14,433,575
417,100	Caremark Rx, Inc. (b)	16,446,253
497,700	Community Health Systems, Inc. (b) (c)	13,875,876
303,200	Medco Health Solutions, Inc. (b)	12,613,120
191,900	WellChoice, Inc. (b) (c)	10,247,460
88,400	WellPoint, Inc. (b) (c)	10,166,000

		77,782,284

	Hotels, Restaurants & Leisure—4.8%
74,100	Four Seasons Hotels, Inc. (c)	6,060,639
283,200	GTECH Holdings Corp. (c)	7,349,040
144,000	International Game Technology	4,950,720
194,600	Marriott International, Inc. (Class A)	12,255,908
277,500	Starwood Hotels & Resorts Worldwide, Inc. (Class B)	16,206,000

		46,822,307

	Household Durables—0.6%
42,700	Harman International Industries, Inc.	5,422,900

	Household Products—2.3%
165,700	The Clorox Co.	9,764,701
390,600	The Yankee Candle Co., Inc. (b)	12,960,108

		22,724,809

	IT Services—5.6%
303,600	Alliance Data Systems Corp. (b) (c)	14,414,928
840,700	Ceridian Corp. (b) (c)	15,367,996
308,200	CheckFree Corp. (b) (c)	11,736,256
204,100	DST Systems, Inc. (b)	10,637,692
88,700	Kanbay International, Inc. (b) (c)	2,776,310

		54,933,182

See accompanying notes to schedule of investments and financial statements.

MSF-232

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio (formerly State Street Research Aggressive Growth Portfolio)

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Internet & Catalog Retail—1.7%
472,000	MSC Industrial Direct Co. (Class A) (c)	$16,982,560

	Investment Company—1.6%
60,895	iShares Russell Midcap Growth Index Fund (c)	5,145,627
253,100	Nasdaq-100 Index Tracking Stock (c)	10,101,221

		15,246,848

	Machinery—1.7%
383,500	Pentair, Inc. (c)	16,705,260

	Media—1.6%
155,600	Getty Images, Inc. (b) (c)	10,713,060
112,100	Lamar Advertising Co. (Class A) (b) (c)	4,795,638

		15,508,698

	Metals & Mining—2.2%
337,000	CONSOL Energy, Inc. (c)	13,833,850
206,200	Massey Energy Co. (c)	7,206,690

		21,040,540

	Oil & Gas—4.2%
364,800	EOG Resources, Inc.	26,032,128
253,100	Newfield Exploration Co. (b)	14,945,555

		40,977,683

	Pharmaceuticals—3.7%
143,600	Allergan, Inc.	11,641,652
155,000	Elan Corp., Plc. (ADR) (b) (c)	4,223,750
303,000	Medicis Pharmaceutical Corp. (Class A) (c)	10,638,330
312,200	Shire Pharmaceuticals Group, Plc. (ADR) (c)	9,974,790

		36,478,522

	Semiconductor & Semiconductor Equipment—4.9%
546,800	Altera Corp. (b)	11,318,760
541,400	Lam Research Corp. (b) (c)	15,651,874
297,500	Linear Technology Corp.	11,531,100
535,600	National Semiconductor Corp. (c)	9,614,020

		48,115,754

	Software—6.4%
246,300	Adobe Systems, Inc.	15,452,862
272,100	Intuit, Inc. (b) (c)	11,975,121
214,800	Mercury Interactive Corp. (b)	9,784,140
291,900	NAVTEQ (b) (c)	13,532,484
1,104,300	Siebel Systems, Inc. (b)	11,595,150

		62,339,757

	Specialty Retail—5.1%
272,000	Chico’s FAS, Inc. (b) (c)	12,384,160
317,200	PETsMART, Inc.	11,270,116
404,866	Staples, Inc.	13,648,033
359,200	Williams-Sonoma, Inc. (b)	12,586,368

		49,888,677

Shares		Value (Note 1)

	Textiles, Apparel & Luxury Goods—1.2%
216,000	Coach, Inc. (b) (c)	$12,182,400

	Wireless Telecommunication Services—3.7%
566,100	American Tower Corp. (Class A) (b)	10,416,240
919,800	Nextel Partners, Inc. (Class A) (b) (c)	17,972,892
166,600	NII Holdings, Inc. (Class B) (b) (c)	7,905,170

		36,294,302

	Total Common Stocks (Identified Cost $765,619,466)	953,269,752

Short Term Investments—2.7%
Face Amount

	Commercial Paper—2.7%
$1,540,000	BP Amoco Capital, Plc. 2.100%, 01/03/05	1,539,820
22,829,000	UBS Finance, Inc. 2.200%, 01/03/05	22,826,210
1,906,000	UBS Finance, Inc. 2.201%, 01/06/05	1,905,418

		26,271,448

	Total Short Term Investments (Identified Cost $26,271,448)	26,271,448

	Total Investments—100.3% (Identified Cost $791,890,914) (a)	979,541,200
	Other assets less liabilities	(2,747,559)

	Total Net Assets—100%	$976,793,641

See accompanying notes to schedule of investments and financial statements.

MSF-233

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio (formerly State Street Research Aggressive Growth Portfolio)

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$979,541,200
Cash		296,061
Collateral for securities loaned		165,902,495
Receivable for:
Fund shares sold		11,669
Dividends and interest		359,906

Total Assets		1,146,111,331
Liabilities
Payable for:
Fund shares redeemed	$2,735,284
Withholding taxes	611
Return of collateral for securities loaned	165,902,495
Accrued expenses:
Management fees	593,950
Service and distribution fees	3,033
Other expenses	82,317

Total Liabilities		169,317,690

Net Assets		$976,793,641

Net assets consist of:
Capital paid in		$1,198,152,485
Accumulated net realized gains (losses)		(409,009,130)
Unrealized appreciation (depreciation) on investments		187,650,286

Net Assets		$976,793,641

Computation of offering price:
Class A
Net asset value and redemption price per share ( $954,736,240 divided by 47,074,352 shares outstanding)		$20.28

Class B
Net asset value and redemption price per share ( $4,164,583 divided by 214,004 shares outstanding)		$19.46

Class E
Net asset value and redemption price per share ( $17,892,818 divided by 885,767 shares outstanding)		$20.20

Identified cost of investments		$791,890,914

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$3,143,284	(a)
Interest		529,794	(b)

		3,673,078
Expenses
Management fees	$6,727,459
Service and distribution fees—Class B	2,636
Service and distribution fees—Class E	23,994
Directors’ fees and expenses	23,176
Custodian	191,848
Audit and tax services	21,371
Legal	22,735
Printing	268,809
Insurance	21,741
Miscellaneous	4,567

Total expenses before reductions	7,308,336
Expense reductions	(101,132)	7,207,204

Net Investment Income (Loss)		(3,534,126)

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	130,903,310
Options—net	(353,712)

		130,549,598
Unrealized appreciation (depreciation) on:
Investments—net		(13,231,417)

Net gain (loss)		117,318,181

Net Increase (Decrease) in Net Assets From Operations		$113,784,055

(a)	Net of foreign taxes of $611.
(b)	Includes income on securities loaned of $166,715.

See accompanying notes to financial statements.

MSF-234

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio (formerly State Street Research Aggressive Growth Portfolio)

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income (loss)	$(3,534,126)	$(3,050,552)
Net realized gain	130,549,598	52,544,728
Unrealized appreciation (depreciation)	(13,231,417)	224,571,996

Increase (decrease) in net assets from operations	113,784,055	274,066,172

Increase (decrease) in net assets from capital share transactions	(75,173,373)	(24,569,460)

Total increase (decrease) in net assets	38,610,682	249,496,712

Net Assets
Beginning of the period	938,182,959	688,686,247

End of the period	$976,793,641	$938,182,959

Undistributed (Overdistributed) Net Investment Income
End of the period	$0	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	1,487,380	$27,187,174	2,387,353	$37,080,298
Shares issued through acquisition	0	0	364,943	4,734,906
Redemptions	(6,050,901)	(110,829,555)	(5,014,714)	(74,841,364)

Net increase (decrease)	(4,563,521)	$(83,642,381)	(2,262,418)	$(33,026,160)

Class B
Sales	226,300	$3,970,375	0	$0
Redemptions	(12,296)	(212,475)	0	0

Net increase (decrease)	214,004	$3,757,900	0	$0

Class E
Sales	582,858	$10,654,247	610,999	$9,814,936
Redemptions	(327,422)	(5,943,139)	(87,536)	(1,358,236)

Net increase (decrease)	255,436	$4,711,108	523,463	$8,456,700

Increase (decrease) derived from capital share transactions	(4,094,081)	$(75,173,373)	(1,738,955)	$(24,569,460)

See accompanying notes to financial statements.

MSF-235

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio (formerly State Street Research Aggressive Growth Portfolio)

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$17.95	$12.75	$17.88	$31.59	$38.45

Income From Investment Operations
Net investment income (loss)	(0.07)	(0.06)	(0.03)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	2.40	5.26	(5.10)	(6.73)	(1.98)

Total from investment operations	2.33	5.20	(5.13)	(6.75)	(2.02)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(6.95)	(4.84)

Total Distributions	0.00	0.00	0.00	(6.96)	(4.84)

Net Asset Value, End of Period	$20.28	$17.95	$12.75	$17.88	$31.59

Total Return (%)	13.0	40.8	(28.7)	(23.8)	(7.6)
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	0.81	0.79	0.77	0.73
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.78	0.79	0.77	0.76	0.72
Ratio of net investment income (loss) to average net assets (%)	(0.38)	(0.38)	(0.18)	(0.11)	(0.12)
Portfolio turnover rate (%)	95	98	134	150	170
Net assets, end of period (000)	$954,736	$926,897	$687,325	$1,069,246	$1,501,072

	Class B		Class E
	April 26, 2004(a) through December 31, 2004		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$18.12		$17.90	$12.74	$17.88	$20.66

Income From Investment Operations
Net investment income (loss)	(0.03)		(0.09)	(0.04)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	1.37		2.39	5.20	(5.13)	(2.76)

Total from investment operations	1.34		2.30	5.16	(5.14)	(2.78)

Net Asset Value, End of Period	$19.46		$20.20	$17.90	$12.74	$17.88

Total Return (%)	7.4	(b)	12.8	40.6	(28.8)	(13.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	(c)	0.94	0.96	0.94	0.92	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.03	(c)	0.93	0.94	0.92	0.91	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.56	)(c)	(0.52)	(0.52)	(0.24)	(0.12	)(c)
Portfolio turnover rate (%)	95		95	98	134	150
Net assets, end of period (000)	$4,165		$17,893	$11,286	$1,361	$0.1

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-236

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—97.5% of Total Net Assets

Shares		Value (Note 1)

	Air Freight & Logistics—1.6%
28,200	Forward Air Corp. (b)	$1,260,540

	Automobiles—0.7%
15,300	Winnebago Industries, Inc.	597,618

	Biotechnology—1.9%
13,700	Digene Corp. (b)	358,255
19,800	InterMune, Inc. (b)	262,548
20,100	Serologicals Corp. (b)	444,612
29,200	Vicuron Pharmaceuticals, Inc. (b)	508,372

		1,573,787

	Capital Markets—0.6%
13,100	National Financial Partners Corp.	508,280

	Chemicals—5.0%
24,800	Cabot Corp.	959,264
20,900	FMC Corp. (b)	1,009,470
18,400	Headwaters, Inc. (b)	524,400
14,200	Minerals Technologies, Inc.	947,140
17,700	Westlake Chemical Corp. (b)	591,180

		4,031,454

	Commercial Banks—3.2%
15,200	East West Bancorp, Inc.	637,792
12,200	First State Bancorp	448,472
25,500	Greater Bay Bancorp	710,940
5,800	UCBH Holdings, Inc.	265,756
22,000	Umpqua Holdings Corp.	554,620
200	WestAmerica Bancorp	11,662

		2,629,242

	Commercial Services & Supplies—3.8%
11,800	Advance America Cash Advance Centers, Inc. (b)	270,220
20,700	CDI Corp.	442,566
27,800	Jackson Hewitt Tax Service, Inc.	701,950
18,700	LECG Corp. (b)	348,755
25,700	NCO Group, Inc. (b)	664,345
75,700	PRG-Shultz International, Inc. (b)	380,771
7,850	Waste Connections, Inc. (b)	268,863

		3,077,470

	Communications Equipment—3.0%
49,200	Adaptec, Inc. (b)	373,428
26,400	Avocent Corp. (b)	1,069,728
10,000	Essex Corp. (b)	202,500
31,900	ViaSat, Inc. (b)	774,213

		2,419,869

	Diversified Financial Services—1.1%
8,700	Ares Capital Corp.	169,041
18,500	Financial Federal Corp.	725,200

		894,241

Shares		Value (Note 1)

	Electrical Equipment—1.9%
13,700	AMETEK, Inc.	$488,679
10,600	C&D Technologies, Inc.	180,624
47,900	GrafTech International, Ltd. (b)	453,134
7,200	Roper Industries, Inc.	437,544

		1,559,981

	Electronic Equipment & Instruments—6.7%
20,200	Coherent, Inc. (b)	614,888
37,400	Electro Scientific Industries, Inc. (b)	739,024
13,500	FLIR Systems, Inc. (b)	861,165
8,400	LaserCard Corp.	88,116
15,600	Mettler-Toledo International, Inc. (b)	800,436
30,900	National Instruments Corp.	842,025
12,700	Photon Dynamics, Inc. (b)	308,356
18,800	Tektronix, Inc.	567,948
19,550	Trimble Navigation, Ltd. (b)	645,932

		5,467,890

	Energy Equipment & Services—4.1%
33,300	Cal Dive International, Inc. (b)	1,356,975
26,100	FMC Technologies, Inc. (b)	840,420
31,600	Patterson-UTI Energy, Inc.	614,620
33,500	Superior Energy Services, Inc. (b)	516,235

		3,328,250

	Food & Staples Retailing—0.2%
5,200	Performance Food Group Co. (b)	139,932

	Health Care Equipment & Supplies—5.3%
26,700	American Medical Systems Holdings, Inc. (b)	1,116,327
21,200	CTI Molecular Imaging, Inc. (b)	300,828
31,166	Merit Medical Systems, Inc. (b)	476,216
10,000	Molecular Devices Corp. (b)	201,000
29,800	STERIS Corp. (b)	706,856
6,200	Symmetry Medical, Inc. (b)	130,510
21,500	Varian, Inc. (b)	881,715
19,800	Wilson Greatbatch Technologies, Inc. (b)	443,916

		4,257,368

	Health Care Providers & Services—8.3%
8,000	Centene Corp. (b)	226,800
10,200	IDX Systems Corp. (b)	351,492
15,900	LabOne, Inc. (b)	509,436
11,800	Maximus, Inc. (b)	367,216
10,700	Molina Healthcare, Inc. (b)	496,266
23,500	Parexel International Corp. (b)	477,050
14,000	Pharmaceutical Product Development, Inc. (b)	578,060
5,900	Psychiatric Solutions, Inc. (b)	215,704
20,400	RehabCare Group, Inc. (b)	570,996
22,500	Select Medical Corp.	396,000
17,400	Sierra Health Services, Inc. (b)	958,914
11,900	Symbion, Inc. (b)	262,752
15,300	United Surgical Partners International, Inc. (b)	638,010

See accompanying notes to schedule of investments and financial statements.

MSF-237

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Health Care Providers & Services—(Continued)
36,600	VCA Antech, Inc. (b)	$717,360

		6,766,056

	Hotels, Restaurants & Leisure—4.6%
16,500	BJ’s Restaurants, Inc. (b)	231,000
12,300	Four Seasons Hotels, Inc.	1,006,017
50,200	La Quinta Corp. (b)	456,318
13,800	Panera Bread Co. (b)	556,416
20,400	Penn National Gaming, Inc. (b)	1,235,220
4,500	Red Robin Gourmet Burgers, Inc. (b)	240,615

		3,725,586

	IT Services—2.8%
65,200	BearingPoint, Inc. (b)	523,556
21,400	Global Payments, Inc.	1,252,756
9,800	Resources Connection, Inc. (b)	532,238

		2,308,550

	Insurance—1.0%
12,700	EMC Insurance Group, Inc.	274,828
12,400	IPC Holdings, Ltd.	539,524

		814,352

	Internet & Catalog Retail—0.4%
21,300	The J. Jill Group, Inc. (b)	317,157

	Internet Software & Services—1.9%
16,900	Ask Jeeves, Inc. (b)	452,075
12,600	F5 Networks, Inc. (b)	613,872
20,500	Opsware, Inc.	150,470
3,200	Rightnow Technologies, Inc.	51,680
19,100	ValueClick, Inc. (b)	254,603

		1,522,700

	Machinery—4.1%
9,500	Briggs & Stratton Corp.	395,010
8,100	CUNO, Inc. (b)	481,140
36,800	Flowserve Corp. (b)	1,013,472
7,900	Oshkosh Truck Corp.	540,202
11,500	Reliance Steel & Aluminum Co.	448,040
10,800	The Manitowoc Co., Inc.	406,620
2,000	Wabash National Corp.	53,860

		3,338,344

	Media—1.5%
14,600	aQuantive, Inc. (b)	130,524
21,900	Cumulus Media, Inc. (b)	330,252
47,900	Entravision Communications Corp. (Class A) (b)	399,965
5,400	Radio One, Inc. (Class D) (b)	87,048
8,000	Scholastic Corp. (b)	295,680

		1,243,469

Shares		Value (Note 1)

	Metals & Mining—0.3%
10,600	Meridian Gold, Inc. (b)	$201,082

	Multiline Retail—1.4%
22,500	Fred’s, Inc.	391,500
25,200	Tuesday Morning Corp. (b)	771,876

		1,163,376

	Oil & Gas—1.9%
6,400	Barrett Bill Corp.	204,736
12,500	Denbury Resources, Inc. (b)	343,125
37,100	PetroQuest Energy, Inc. (b)	183,645
23,300	Spinnaker Exploration Co. (b)	817,131

		1,548,637

	Pharmaceuticals—5.2%
6,600	Andrx Corp. (b)	144,078
22,600	Angiotech Pharmaceuticals, Inc. (b)	416,970
6,400	Eyetech Pharmaceuticals, Inc. (b)	291,200
32,500	Impax Laboratories, Inc. (b)	516,100
9,900	Medicis Pharmaceutical Corp. (Class A)	347,589
12,300	NPS Pharmaceuticals, Inc. (b)	224,844
7,800	Pharmion Corp. (b)	329,238
24,700	Salix Pharmaceuticals, Ltd.	434,473
14,060	Taro Pharmaceutical Industries, Ltd. (b)	478,462
18,000	The Medicines Co. (b)	518,400
36,800	Trimeris, Inc. (b)	521,456

		4,222,810

	Real Estate—1.3%
27,400	Jones Lang LaSalle, Inc. (b)	1,025,034
3,500	MeriStar Hospitality Corp. (REIT)	29,225

		1,054,259

	Road & Rail—2.2%
27,250	Knight Transportation, Inc. (b)	675,800
14,500	Landstar System, Inc. (b)	1,067,780

		1,743,580

	Semiconductor & Semiconductor Equipment—8.1%
37,900	Actel Corp. (b)	664,766
19,300	Cabot Microelectronics Corp. (b)	772,965
42,500	Exar Corp. (b)	603,075
33,900	Integrated Circuit Systems, Inc. (b)	709,188
66,900	Microtune, Inc. (b)	408,759
66,500	Semtech Corp. (b)	1,454,355
13,100	Silicon Laboratories, Inc. (b)	462,561
35,800	Varian Semiconductor Equipment, Inc. (b)	1,319,230
24,800	ZiLOG, Inc. (b)	198,400

		6,593,299

	Software—8.5%
8,600	Altiris, Inc. (b)	304,698
32,500	Borland Software Corp. (b)	379,600

See accompanying notes to schedule of investments and financial statements.

MSF-238

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Software—(Continued)
22,400	Catapult Communications Corp. (b)	$541,184
66,100	Entrust, Inc. (b)	250,519
29,200	Filenet Corp. (b)	752,192
12,400	Hyperion Solutions Corp. (b)	578,088
21,100	Jack Henry & Associates, Inc.	420,101
64,700	Lawson Software, Inc. (b)	444,489
36,300	Macromedia, Inc. (b)	1,129,656
42,300	NETIQ Corp. (b)	516,483
36,500	Quest Software, Inc. (b)	582,175
19,900	RSA Security, Inc. (b)	399,194
9,200	THQ, Inc. (b)	211,048
30,700	Verity, Inc. (b)	402,784

		6,912,211

	Specialty Retail—3.1%
19,300	Cost Plus, Inc. (b)	620,109
28,300	Hot Topic, Inc. (b)	486,477
10,900	Regis Corp.	503,035
13,800	The Finish Line, Inc. (Class A)	252,540
17,200	Tractor Supply Co. (b)	640,012

		2,502,173

	Thrifts & Mortgage Finance—0.5%
5,700	Federal Agricultural Mortage Corp. (b)	132,810
4,000	First Niagara Financial Group, Inc.	55,800
10,000	Franklin Bank Corp. (b)	182,500

		371,110

	Wireless Telecommunication Services—1.3%
12,400	JAMDAT Mobile, Inc. (b)	256,060
16,200	NII Holdings, Inc. (Class B) (b)	768,690

		1,024,750

	Total Common Stocks (Identified Cost $65,281,548)	79,119,423

Short Term Investments—3.1%
Face Amount		Value (Note 1)

	Discount Notes—3.1%
$2,485,000	Federal Home Loan Bank 1.250%, 01/03/05	$2,484,827

	Total Short Term Investments (Identified Cost $2,484,827)	2,484,827

	Total Investments—100.6% (Identified Cost $67,766,375) (a)	81,604,250
	Other assets less liabilities	(503,747)

	Total Net Assets—100%	$81,100,503

See accompanying notes to schedule of investments and financial statements.

MSF-239

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$81,604,250
Cash		26,082
Receivable for:
Securities sold		44,086
Fund shares sold		72,745
Dividends and interest		15,550

Total Assets		81,762,713
Liabilities
Payable for:
Fund shares redeemed	$105,207
Securities purchased	439,005
Withholding taxes	101
Accrued expenses:
Management fees	60,649
Service and distribution fees	8,971
Other expenses	48,277

Total Liabilities		662,210

Net Assets		$81,100,503

Net assets consist of:
Capital paid in		$64,409,375
Accumulated net realized gains (losses)		2,853,253
Unrealized appreciation (depreciation) on investments		13,837,875

Net Assets		$81,100,503

Computation of offering price:
Class A
Net asset value and redemption price per share ($31,891,836 divided by 3,081,328 shares outstanding)		$10.35

Class B
Net asset value and redemption price per share ($34,663,950 divided by 3,376,119 shares outstanding)		$10.27

Class E
Net asset value and redemption price per share ($14,544,717 divided by 1,410,620 shares outstanding)		$10.31

Identified cost of investments		$67,766,375

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$195,716	(a)
Interest		44,128

		239,844
Expenses
Management fees	$621,214
Service and distribution fees—Class B	68,586
Service and distribution fees—Class E	19,358
Directors’ fees and expenses	23,201
Custodian	101,198
Audit and tax services	21,371
Legal	2,152
Printing	19,565
Insurance	1,286
Miscellaneous	3,784

Total expenses before reimbursements	881,715
Expense reductions	(2,232)	879,483

Net Investment Income (Loss)		(639,639)

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		4,706,692
Unrealized appreciation (depreciation) on:
Investments—net		3,812,327

Net gain (loss)		8,519,019

Net Increase (Decrease) in Net Assets From Operations		$7,879,380

(a)	Net of foreign taxes of $1,005.

See accompanying notes to financial statements.

MSF-240

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income (loss)	$(639,639)	$(291,384)
Net realized gain (loss)	4,706,692	1,081,695
Unrealized appreciation (depreciation)	3,812,327	13,424,712

Increase (decrease) in net assets from operations	7,879,380	14,215,023

Increase (decrease) in net assets from capital share transactions	15,045,143	20,243,735

Total increase (decrease) in net assets	22,924,523	34,458,758

Net Assets
Beginning of the period	58,175,980	23,717,222

End of the period	$81,100,503	$58,175,980

Undistributed (Overdistributed) Net Investment Income
End of the period	$0	$4,110

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	1,284,110	$12,199,181	2,271,550	$17,502,914
Redemptions	(976,814)	(9,210,643)	(1,380,740)	(10,300,248)

Net increase (decrease)	307,296	$2,988,538	890,810	$7,202,666

Class B
Sales	1,583,408	$14,827,409	1,410,510	$10,819,727
Redemptions	(631,083)	(5,914,979)	(457,216)	(3,579,402)

Net increase (decrease)	952,325	$8,912,430	953,294	$7,240,325

Class E
Sales	702,934	$6,660,072	926,884	$7,240,232
Redemptions	(374,713)	(3,515,897)	(193,259)	(1,439,488)

Net increase (decrease)	328,221	$3,144,175	733,625	$5,800,744

Increase (decrease) derived from capital share transactions	1,587,842	$15,045,143	2,577,729	$20,243,735

See accompanying notes to financial statements.

MSF-241

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003	2002
Net Asset Value, Beginning of Period	$9.29	$6.41	$8.88	$10.00

Income From Investment Operations
Net investment income (loss)	(0.08)	(0.04)	(0.04)	0.00
Net realized and unrealized gain (loss) on investments	1.14	2.92	(2.43)	(1.12)

Total from investment operations	1.06	2.88	(2.47)	(1.12)

Net Asset Value, End of Period	$10.35	$9.29	$6.41	$8.88

Total Return (%)	11.4	44.9	(27.8)	(11.2	) (b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.15	1.13	1.05	1.05	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.15	—	—	—
Ratio of net investment income (loss) to average net assets (%)	(0.80)	(0.68)	(0.60)	0.00	(c)
Portfolio turnover rate (%)	50	38	33	67	(c)
Net assets, end of period (000)	$31,892	$25,762	$12,079	$7,468
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.15	1.32	1.51	2.69	(c)

	Class B					Class E
	Year ended December 31,			May 1, 2001(a) through December 31, 2001		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003	2002			2004	2003	2002
Net Asset Value, Beginning of Period	$9.24	$6.39	$8.88	$10.00		$9.27	$6.41	$8.88	$10.00
Income From Investment Operations
Net investment income (loss)	(0.08)	(0.05)	(0.04)	(0.01)		(0.09)	(0.04)	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	1.11	2.90	(2.45)	(1.11)		1.13	2.90	(2.46)	(1.12)

Total from investment operations	1.03	2.85	(2.49)	(1.12)		1.04	2.86	(2.47)	(1.12)

Net Asset Value, End of Period	$10.27	$9.24	$6.39	$8.88		$10.31	$9.27	$6.41	$8.88

Total Return (%)	11.1	44.6	(28.0)	(11.2	)(b)	11.2	44.6	(27.8)	(11.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.40	1.38	1.30	1.30	(c)	1.30	1.28	1.20	1.20	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.40	—	—	—		1.30	—	—	—
Ratio of net investment income (loss) to average net assets (%)	(1.05)	(0.93)	(0.85)	(0.51	)(c)	(0.95)	(0.84)	(0.72)	(0.41	)(c)
Portfolio turnover rate (%)	50	38	33	67	(c)	50	38	33	67	(c)
Net assets, end of period (000)	$34,664	$22,385	$9,403	$4,493		$14,545	$10,029	$2,235	$6
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.40	1.57	1.76	2.94	(c)	1.30	1.47	1.66	2.84	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-242

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—97.7% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—2.6%
75,325	ARGON ST., Inc. (b)	$2,670,271
76,975	DRS Technologies, Inc. (b) (c)	3,287,602
49,762	Moog, Inc. (b)	2,256,707
31,600	The Allied Defense Group, Inc. (b) (c)	703,100
40,475	United Defense Industries, Inc. (b)	1,912,444

		10,830,124

	Air Freight & Logistics—0.4%
48,475	Overnite Corp.	1,805,209

	Auto Components—1.4%
60,975	ArvinMeritor, Inc. (c)	1,364,011
66,500	Commercial Vehicle Group, Inc. (b) (c)	1,451,695
93,850	Cooper Tire & Rubber Co.	2,022,467
53,075	Dana Corp.	919,790

		5,757,963

	Automobiles—0.2%
33,650	Monaco Coach Corp. (b) (c)	692,181

	Biotechnology—0.5%
99,950	Dendreon Corp. (b) (c)	1,077,461
114,600	Incyte Corp. (b) (c)	1,144,854

		2,222,315

	Building Products—2.0%
17,575	Eagle Materials, Inc. (c)	1,517,601
57,550	ElkCorp	1,969,361
105,600	Lennox International, Inc. (c)	2,148,960
77,200	Simpson Manufacturing, Inc.	2,694,280

		8,330,202

	Capital Markets—1.2%
57,225	Affiliated Managers Group, Inc. (b) (c)	3,876,422
33,275	National Financial Partners Corp.	1,291,070

		5,167,492

	Chemicals—2.2%
47,350	Cytec Industries, Inc.	2,434,737
40,100	Great Lakes Chemical Corp.	1,142,449
27,811	Lyondell Chemical Co.	804,294
67,175	Spartech Corp. (c)	1,819,771
21,350	The Scotts Co. (Class A) (b)	1,569,652
95,250	UAP Holdings Corp. (b)	1,644,967

		9,415,870

	Commercial Banks—6.5%
18,275	Alabama National Bancorp	1,178,737
60,212	Bank Mutual Corp.	732,780
25,700	Community Bancorp (b)	786,420
73,465	CVB Financial Corp. (c)	1,951,230
119,600	East West Bancorp, Inc.	5,018,416
32,250	First Midwest Bancorp, Inc.	1,170,353

Shares		Value (Note 1)

	Commercial Banks—(Continued)
24,300	IBERIABANK Corp. (c)	$1,612,548
71,537	Independent Bank Corp. (c)	2,133,949
66,165	Oriental Financial Group, Inc. (c)	1,873,131
17,050	Pennsylvania Commerce Bancorp, Inc. (b) (c)	1,074,150
47,525	Signature Bank (b) (c)	1,537,909
38,800	Silicon Valley Bancshares (b)	1,739,016
43,612	Texas Regional Bancshares, Inc. (c)	1,425,240
59,875	The South Financial Group, Inc.	1,947,734
58,225	Wintrust Financial Corp. (c)	3,316,496

		27,498,109

	Commercial Services & Supplies—6.0%
70,800	Adesa, Inc.	1,502,376
6,525	Advance America Cash Advance Centers, Inc. (b)	149,423
20,325	AMERCO (b) (c)	934,544
25,800	Bright Horizons Family Solutions, Inc. (b)	1,670,808
61,475	Cogent, Inc. (b)	2,028,675
49,500	CoStar Group, Inc. (b)	2,285,910
29,603	DiamondCluster International, Inc. (b)	424,211
42,928	Hudson Highland Group, Inc. (b)	1,236,326
50,775	Huron Consulting Group, Inc. (b)	1,127,205
29,275	McGrath Rentcorp (c)	1,276,683
39,025	Nalco Holding Co. (b)	761,768
140,325	Navigant Consulting, Inc. (b) (c)	3,732,645
33,150	The Corporate Executive Board Co.	2,219,061
44,650	Universal Technical Institute, Inc. (b) (c)	1,702,058
24,400	Vertrue, Inc. (b) (c)	921,588
66,224	Waste Connections, Inc. (b)	2,268,172
106,650	WCA Waste Corp. (b)	1,114,492

		25,355,945

	Communications Equipment—2.9%
45,525	Anaren, Inc. (b)	590,004
116,225	AudioCodes, Ltd. (b)	1,930,497
80,100	CommScope, Inc. (b) (c)	1,513,890
36,600	Comtech Telecommunications Corp. (b) (c)	1,376,526
166,400	Essex Corp. (b)	3,369,600
79,675	Foundry Networks, Inc. (b)	1,048,523
79,125	NETGEAR, Inc. (b) (c)	1,439,284
108,150	Powerwave Technologies, Inc. (b)	917,112

		12,185,436

	Computers & Peripherals—1.4%
574,800	Brocade Communications Systems, Inc. (b) (c)	4,391,472
51,450	Imation Corp.	1,637,653

		6,029,125

	Construction & Engineering—0.5%
51,775	Washington Group International, Inc. (b)	2,135,719

	Construction Materials—0.2%
13,975	Texas Industries, Inc.	871,761

See accompanying notes to schedule of investments and financial statements.

MSF-243

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Diversified Telecommunication Services—0.6%
27,625	Commonwealth Telephone Enterprises, Inc. (b) (c)	$1,371,858
60,900	Iowa Telecommunications Services, Inc.	1,313,613

		2,685,471

	Electric Utilities—0.5%
23,600	ALLETE, Inc.	867,300
25,725	NorthWestern Corp. (b)	720,300
21,625	Otter Tail Corp. (c)	552,086

		2,139,686

	Electrical Equipment—1.4%
77,700	AMETEK, Inc.	2,771,559
156,075	Artesyn Technologies, Inc. (b) (c)	1,763,647
87,600	General Cable Corp. (b)	1,213,260

		5,748,466

	Electronic Equipment & Instruments—1.9%
58,725	Aeroflex, Inc. (b)	711,747
44,600	American Science & Engineering, Inc. (b) (c)	1,837,966
25,450	Excel Technology, Inc. (b)	661,700
36,875	Global Imaging Systems, Inc. (b)	1,456,562
18,250	Rogers Corp. (b)	786,575
165,925	SpatiaLight, Inc. (b) (c)	1,485,029
19,775	Tech Data Corp. (b)	897,785

		7,837,364

	Energy Equipment & Services—1.8%
46,875	Cal Dive International, Inc. (b)	1,910,156
36,750	FMC Technologies, Inc. (b)	1,183,350
44,575	Hydril (b)	2,028,608
96,300	Input/Output, Inc. (b) (c)	851,292
41,575	Unit Corp. (b)	1,588,581

		7,561,987

	Food & Staples Retailing—0.7%
47,600	BJ’s Wholesale Club, Inc. (b)	1,386,588
34,150	Smart & Final, Inc. (b) (c)	491,419
29,750	United Natural Foods, Inc. (b)	925,225

		2,803,232

	Food Products—1.0%
12,700	J & J Snack Foods Corp.	622,681
57,525	Lance, Inc.	1,094,701
63,725	Ralcorp Holdings, Inc. (b)	2,671,989

		4,389,371

	Gas Utilities—0.9%
66,125	AGL Resources, Inc.	2,197,995
60,978	Southern Union Co. (b)	1,462,252

		3,660,247

	Health Care Equipment & Supplies—4.6%
41,350	Advanced Medical Optics, Inc. (b) (c)	1,701,139
26,950	Analogic Corp. (c)	1,207,091

Shares		Value (Note 1)

	Health Care Equipment & Supplies—(Continued)
70,500	Aspect Medical Systems, Inc. (b) (c)	$1,724,430
35,100	Given Imaging, Ltd. (b) (c)	1,260,441
141,425	HealthTronics, Inc. (b)	1,503,348
46,525	Intuitive Surgical, Inc. (b)	1,861,930
72,750	Palomar Medical Technologies, Inc. (b) (c)	1,896,592
46,800	Sybron Dental Specialties, Inc. (b)	1,655,784
78,925	Symmetry Medical, Inc. (b)	1,661,371
43,000	Varian, Inc. (b)	1,763,430
47,225	Ventana Medical Systems, Inc. (b) (c)	3,021,928

		19,257,484

	Health Care Providers & Services—3.7%
74,750	American Healthways, Inc. (b)	2,469,740
70,650	Centene Corp. (b)	2,002,927
27,100	Kindred Healthcare, Inc. (b) (c)	811,645
38,175	LifePoint Hospitals, Inc. (b)	1,329,254
72,200	Matria Healthcare, Inc. (b) (c)	2,820,854
91,750	Psychiatric Solutions, Inc. (b)	3,354,380
62,850	United Surgical Partners International, Inc. (b)	2,620,845

		15,409,645

	Hotels, Restaurants & Leisure—4.5%
73,400	Aztar Corp. (b)	2,563,128
49,875	CBRL Group, Inc.	2,087,269
63,604	Dover Downs Gaming & Entertainment, Inc.	833,212
54,500	Fairmont Hotels & Resorts, Inc. (c)	1,887,880
88,625	Isle of Capri Casinos, Inc. (b) (c)	2,273,231
64,425	Multimedia Games, Inc. (b) (c)	1,015,338
96,975	Pinnacle Entertainment, Inc. (b)	1,918,166
149,100	Six Flags, Inc. (b) (c)	800,667
91,150	Sonic Corp. (b)	2,780,075
93,775	Sunterra Corp. (b) (c)	1,316,601
81,900	The Steak N Shake Co. (b) (c)	1,644,552

		19,120,119

	Household Durables—1.6%
42,543	Levitt Corp. (Class A) (b)	1,300,540
15,400	Meritage Homes Corp. (b)	1,735,580
129,950	Tempur-Pedic International, Inc. (b)	2,754,940
44,650	Tupperware Corp.	925,148

		6,716,208

	IT Services—1.8%
94,575	Aspect Communications Corp. (b)	1,053,566
139,300	MPS Group, Inc. (b)	1,707,818
139,050	Niku Corp. (b) (c)	2,803,248
98,300	Perot Systems Corp. (Class A) (b)	1,575,749
39,725	The BISYS Group, Inc. (b)	653,476

		7,793,857

	Insurance—3.3%
25,625	AmerUs Group Co. (c)	1,160,812
46,087	Delphi Financial Group, Inc.	2,126,915
55,750	Endurance Specialty Holdings, Ltd.	1,906,650

See accompanying notes to schedule of investments and financial statements.

MSF-244

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Insurance—(Continued)
114,375	KMG America Corp. (b)	$1,258,125
81,475	Ohio Casualty Corp. (b)	1,891,035
28,300	Platinum Underwriters Holdings, Ltd.	880,130
41,925	ProAssurance Corp. (b)	1,639,687
34,575	Protective Life Corp.	1,476,007
40,775	RLI Corp. (c)	1,695,017

		14,034,378

	Internet & Catalog Retail—0.6%
48,225	Blue Nile, Inc. (b) (c)	1,331,975
36,050	Provide Commerce (b) (c)	1,339,257

		2,671,232

	Internet Software & Services—3.6%
32,150	Ctrip.com International, Ltd. (ADR) (b) (c)	1,479,543
232,000	Digitas, Inc. (b)	2,215,600
57,725	F5 Networks, Inc. (b)	2,812,362
81,200	GSI Commerce, Inc. (b)	1,443,736
136,450	Jupitermedia Corp. (b) (c)	3,244,781
32,625	Netease.com, Inc. (ADR) (b) (c)	1,723,579
309,200	Sapient Corp. (b) (c)	2,445,772

		15,365,373

	Machinery—7.0%
129,350	Actuant Corp. (b)	6,745,602
41,825	Albany International Corp. (Class A)	1,470,567
60,925	Barnes Group, Inc.	1,615,122
71,125	Bucyrus International, Inc.	2,890,520
50,050	CLARCOR, Inc.	2,741,238
18,200	ESCO Technologies, Inc. (b)	1,395,030
58,075	Federal Signal Corp. (c)	1,025,605
35,625	Harsco Corp.	1,985,738
57,862	IDEX Corp.	2,343,411
67,250	Joy Global, Inc.	2,920,667
20,300	Oshkosh Truck Corp.	1,388,114
50,850	Reliance Steel & Aluminum Co.	1,981,116
39,000	Robbins & Myers, Inc. (c)	929,370

		29,432,100

	Media—3.6%
49,575	ADVO, Inc.	1,767,349
58,100	Catalina Marketing Corp. (c)	1,721,503
73,525	Harte-Hanks, Inc.	1,910,179
52,000	John Wiley & Sons, Inc.	1,811,680
83,675	Journal Communications, Inc.	1,512,007
66,600	R. H. Donnelley Corp. (b)	3,932,730
76,800	Saga Communications, Inc. (b) (c)	1,294,080
37,300	Scholastic Corp. (b)	1,378,608

		15,328,136

	Metals & Mining—0.4%
35,150	Commercial Metals Co.	1,777,184

Shares		Value (Note 1)

	Multi-Utilities—0.6%
16,450	Energen Corp.	$969,728
52,625	ONEOK, Inc.	1,495,602

		2,465,330

	Multiline Retail—0.2%
52,875	ShopKo Stores, Inc. (b) (c)	987,705

	Oil & Gas—2.4%
41,325	ATP Oil & Gas Corp. (b) (c)	767,818
64,175	Denbury Resources, Inc. (b)	1,761,604
89,925	Energy Partners, Ltd. (b) (c)	1,822,780
44,662	Patina Oil & Gas Corp.	1,674,825
119,175	Range Resources Corp. (c)	2,438,320
38,100	Stone Energy Corp. (b)	1,717,929

		10,183,276

	Personal Products—0.4%
48,950	Chattem, Inc. (b) (c)	1,620,245

	Pharmaceuticals—2.7%
58,875	Andrx Corp. (b)	1,285,241
103,425	First Horizon Pharmaceutical (b) (c)	2,367,398
169,250	HealthExtras, Inc. (b) (c)	2,758,775
59,975	Idenix Pharmaceuticals, Inc. (b) (c)	1,028,571
45,875	Par Pharmaceutical Cos., Inc. (b) (c)	1,898,308
115,200	Perrigo Co.	1,989,504

		11,327,797

	Real Estate—4.3%
58,275	American Home Mortgage Investment Corp. (REIT) (c)	1,995,919
36,325	Bedford Property Investors, Inc. (REIT) (c)	1,031,993
32,525	CBL & Associates Properties, Inc. (REIT)	2,483,284
59,850	Corporate Office Properties Trust (REIT)	1,756,597
155,125	Eagle Hospitality Properties Trust, Inc. (REIT) (b)	1,597,788
56,525	First Potomac Realty Trust (REIT)	1,288,770
78,025	Highland Hospitality Corp. (REIT) (c)	877,001
61,175	LaSalle Hotel Properties (REIT)	1,947,200
64,400	Newcastle Investment Corp. (REIT) (c)	2,046,632
29,300	Ramco-Gershenson Property Trust (REIT)	944,925
85,550	Saxon Capital, Inc. (REIT)	2,052,344

		18,022,453

	Road & Rail—2.0%
65,500	Genesee & Wyoming, Inc. (b)	1,842,515
104,275	Laidlaw International, Inc. (b)	2,231,485
27,000	Landstar System, Inc. (b)	1,988,280
42,375	Marten Transport, Ltd. (b)	963,184
43,312	Old Dominion Freight Line, Inc. (b)	1,507,257

		8,532,721

See accompanying notes to schedule of investments and financial statements.

MSF-245

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Semiconductor & Semiconductor Equipment—3.2%
55,700	AMIS Holdings, Inc. (b)	$920,164
39,500	Cymer, Inc. (b)	1,166,830
63,925	DSP Group, Inc. (b)	1,427,445
101,250	FormFactor, Inc. (b) (c)	2,747,925
76,500	Sigmatel, Inc. (b)	2,718,045
98,725	Silicon Image, Inc. (b)	1,625,013
42,350	Tessera Technologies, Inc. (b)	1,575,844
64,500	Volterra Semiconductor Corp. (b) (c)	1,428,998

		13,610,264

	Software—3.3%
68,575	Altiris, Inc. (b) (c)	2,429,612
55,850	Borland Software Corp. (b)	652,328
106,325	Bottomline Technologies, Inc. (b) (c)	1,540,649
24,800	Hyperion Solutions Corp. (b)	1,156,176
85,175	Macromedia, Inc. (b)	2,650,646
27,250	MRO Software, Inc. (b)	354,795
139,950	RSA Security, Inc. (b)	2,807,397
40,950	The Ultimate Software Group, Inc. (b)	519,246
146,525	TIBCO Software, Inc. (b)	1,954,644

		14,065,493

	Specialty Retail—2.5%
90,350	Brookstone, Inc. (b)	1,766,343
33,425	Cost Plus, Inc. (b) (c)	1,073,945
33,225	Guitar Center, Inc. (b)	1,750,625
27,800	Hot Topic, Inc. (b)	477,882
45,050	Party City Corp. (b)	582,497
70,500	Pier 1 Imports, Inc.	1,388,850
42,275	Rush Enterprises, Inc. (b) (c)	686,123
46,125	The Men’s Wearhouse, Inc. (b)	1,474,155
62,775	West Marine, Inc. (b) (c)	1,553,681

		10,754,101

	Textiles, Apparel & Luxury Goods—0.6%
29,025	Fossil, Inc. (b)	744,201
55,700	Quiksilver, Inc. (b)	1,659,303

		2,403,504

	Thrifts & Mortgage Finance—2.2%
98,050	BankAtlantic Bancorp, Inc. (Class A)	1,951,195
68,250	BankUnited Financial Corp. (b) (c)	2,180,587
41,550	Independence Community Bank Corp.	1,769,199
164,450	Provident Bancorp, Inc. (c)	2,169,096
65,400	Provident Financial Services, Inc.	1,266,798

		9,336,875

	Trading Companies & Distributors—0.8%
112,075	BlueLinx Holdings, Inc. (b) (c)	1,621,725
51,250	Hughes Supply, Inc.	1,657,938

		3,279,663

Shares		Value (Note 1)

	Water Utilities—0.3%
43,100	American State Water Co.	$1,120,600

	Wireless Telecommunication Services—0.7%
229,850	Alamosa Holdings, Inc. (b) (c)	2,866,230

	Total Common Stocks (Identified Cost $321,825,702)	412,605,248

Short Term Investments—3.0%
Face Amount

	Commercial Paper—3.0%
$12,729,000	State Street Boston Corp. 1.700%, 1/3/05	12,727,798

	Total Short Term Investments (Identified Cost $12,727,798)	12,727,798

	Total Investments—100.7% (Identified Cost $334,553,500) (a)	425,333,046
	Other assets less liabilities	(3,096,454)

	Total Net Assets—100%	$422,236,592

See accompanying notes to schedule of investments and financial statements.

MSF-246

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$425,333,046
Cash		882
Collateral for securities loaned		95,007,096
Receivable for:
Securities sold		654,962
Fund shares sold		336,501
Dividends and interest		424,517

Total Assets		521,757,004
Liabilities
Payable for:
Fund shares redeemed	$1,359,084
Securities purchased	2,743,766
Withholding taxes	1,423
Return of collateral for securities loaned	95,007,096
Accrued expenses:
Management fees	315,557
Service and distribution fees	7,111
Deferred directors fees	25,967
Other expenses	60,408

Total Liabilities		99,520,412

Net Assets		$422,236,592

Net assets consist of:
Capital paid in		$327,249,652
Undistributed net investment income (loss)		(20,771)
Accumulated net realized gains (losses)		4,228,165
Unrealized appreciation (depreciation) on investments		90,779,546

Net Assets		$422,236,592

Computation of offering price:
Class A
Net asset value and redemption price per share ($368,665,567 divided by 1,671,182 shares outstanding)		$220.60

Class B
Net asset value and redemption price per share ($6,440,444 divided by 29,382 shares outstanding)		$219.20

Class E
Net asset value and redemption price per share ($47,130,581 divided by 214,652 shares outstanding)		$219.57

Identified cost of investments		$334,553,500

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$2,899,855	(a)
Interest		269,876	(b)

		3,169,731
Expenses
Management fees	$3,480,201
Service and distribution fees—Class B	4,126
Service and distribution fees—Class E	60,249
Directors’ fees and expenses	26,805
Custodian	132,549
Audit and tax services	21,371
Legal	9,720
Printing	111,350
Insurance	7,932
Miscellaneous	4,187

Total expenses before reductions	3,858,490
Expense reductions	(118,149)	3,740,341

Net Investment Income (Loss)		(570,610)

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		47,031,397
Unrealized appreciation (depreciation) on:
Investments—net		13,734,212

Net gain (loss)		60,765,609

Net Increase (Decrease) in Net Assets From Operations		$60,194,999

(a)	Net of foreign taxes of $3,968.
(b)	Includes income on securities loaned of $ 114,565.

See accompanying notes to financial statements.

MSF-247

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income (loss)	$(570,610)	$(713,424)
Net realized gain (loss)	47,031,397	32,748,108
Unrealized appreciation (depreciation)	13,734,212	70,940,546

Increase (decrease) in net assets from operations	60,194,999	102,975,230

Increase (decrease) in net assets from capital share transactions	(18,222,379)	(14,431,376)

Total increase (decrease) in net assets	41,972,620	88,543,854

Net Assets
Beginning of the year	380,263,972	291,720,118

End of the year	$422,236,592	$380,263,972

Undistributed (Loss) Net Investment Income
End of the year	$(20,771)	$193,791

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	303,175	$59,613,634	382,403	$60,855,965
Redemptions	(470,060)	(92,542,660)	(570,934)	(90,629,059)

Net increase (decrease)	(166,885)	$(32,929,026)	(188,531)	$(29,773,094)

Class B
Sales	30,672	$6,054,599	530	$92,230
Redemptions	(1,812)	(356,158)	(16)	(2,570)

Net increase (decrease)	28,860	5,698,441	514	89,660

Class E
Sales	78,100	$15,255,194	108,092	$17,652,310
Redemptions	(31,534)	(6,246,988)	(13,877)	(2,400,252)

Net increase (decrease)	46,566	$9,008,206	94,215	$15,252,058

Increase (decrease) derived from capital share transactions	(91,459)	$(18,222,379)	(93,802)	$(14,431,376)

See accompanying notes to financial statements.

MSF-248

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$189.55	$138.89	$177.25	$210.41	$201.73

Income From Investment Operations
Net investment income (loss)	(0.27)	(0.34)	0.14	0.34	0.42
Net realized and unrealized gain (loss) on investments	31.32	51.00	(38.32)	(19.28)	10.13

Total from investment operations	31.05	50.66	(38.18)	(18.94)	10.55

Less Distributions
Distributions from net investment income	0.00	0.00	(0.18)	(0.53)	(0.01)
Distributions from net realized capital gains	0.00	0.00	0.00	(12.67)	(1.86)
Distributions in excess of net realized capital gains	0.00	0.00	0.00	(1.02)	0.00

Total Distributions	0.00	0.00	(0.18)	(14.22)	(1.87)

Net Asset Value, End of Period	$220.60	$189.55	$138.89	$177.25	$210.41

Total Return (%)	16.4	36.5	(21.6)	(8.8)	5.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	0.99	0.97	1.00	0.96
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.95	—	0.97	1.00	0.95
Ratio of net investment income (loss) to average net assets (%)	(0.13)	(0.21)	0.14	0.18	0.22
Portfolio turnover rate (%)	135	118	99	111	148
Net assets, end of period (000)	$368,666	$348,406	$281,477	$406,525	$486,439
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	—	1.00	0.95

	Class B				Class E
	Year ended December 31,		July 29, 2002(a) through December 31, 2002		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003			2004	2003	2002
Net Asset Value, Beginning of Period	$188.59	$138.20	$144.89		$188.95	$138.65	$177.03	$179.40

Income From Investment Operations
Net investment income (loss)	0.08	(0.24)	0.00		(0.45)	(0.37)	0.03	0.07
Net realized and unrealized gain (loss) on investments	30.53	50.63	(6.69)		31.07	50.67	(38.32)	(2.44)

Total from investment operations	30.61	50.39	(6.69)		30.62	50.30	(38.29)	(2.37)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00		0.00	0.00	(0.09)	0.00

Total Distributions	0.00	0.00	0.00		0.00	0.00	(0.09)	0.00

Net Asset Value, End of Period	$219.20	$188.59	$138.20		$219.57	$188.95	$138.65	$177.03

Total Return (%)	16.2	36.5	(4.6	)(b)	16.2	36.3	(21.6)	(1.3	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.23	1.24	1.22	(c)	1.13	1.14	1.12	1.15	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.20	—	1.22	(c)	1.10	—	1.12	1.15	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.07)	(0.46)	0.00	(c)	(0.26)	(0.37)	(0.01)	0.03	(c)
Portfolio turnover rate (%)	135	118	99		135	118	99	111
Net assets, end of period (000)	$6,440	$98	$1		$47,131	$31,759	$10,242	$2,142
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	—		—	—	—	1.15	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-249

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—96.1% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—1.3%
10,578	AAR Corp. (b)	$144,072
2,949	Applied Signal Technology, Inc.	103,952
9,138	Armor Holdings, Inc. (b)	429,669
7,749	Aviall, Inc. (b)	177,995
12,255	BE Aerospace, Inc. (b)	142,648
5,113	Cubic Corp. (b) (c)	128,694
6,700	Curtiss Wright Corp. (c)	384,647
7,386	DRS Technologies, Inc. (b) (c)	315,456
2,455	Ducommun, Inc.	51,187
5,132	EDO Corp.	162,941
7,100	Engineered Support Systems, Inc. (c)	420,462
6,191	Esterline Technologies Corp. (b)	202,136
11,376	GenCorp, Inc. (c)	211,252
4,785	HEICO Corp. (c)	108,093
371	HEICO Corp. (Class A) (c)	6,415
4,812	Herley Industries, Inc. (b) (c)	97,876
2,192	Innovative Solutions & Support (b) (c)	73,125
7,959	Kaman Corp.	100,681
7,510	Mercury Computer Systems, Inc. (b)	222,897
7,838	Moog, Inc. (b)	355,453
1,980	MTC Technologies, Inc. (b) (c)	66,469
17,639	Orbital Sciences Corp. (b) (c)	208,670
1,639	Sequa Corp. (Class A) (b)	100,225
11,430	Teledyne Technologies, Inc. (b)	336,385
5,638	Triumph Group, Inc. (b)	222,701
2,920	United Industrial Corp.	113,121

		4,887,222

	Air Freight & Logistics—0.3%
11,551	EGL, Inc. (b)	345,259
6,933	Forward Air Corp. (b)	309,905
1,990	Hub Group, Inc. (Class A) (b)	103,918
9,019	Overnite Corp.	335,868

		1,094,950

	Airlines—0.6%
26,966	AirTran Holdings, Inc. (b)	288,536
9,461	Alaska Air Group, Inc. (b) (c)	316,849
12,931	America West Holding Corp. (Class B) (b) (c)	85,086
23,355	Continental Airlines, Inc. (Class B) (b) (c)	316,227
34,624	Delta Air Lines, Inc. (b) (c)	258,988
12,264	ExpressJet Holdings, Inc. (b) (c)	157,960
13,669	FLYi, Inc. (b) (c)	24,194
12,420	Frontier Airlines, Inc. (b) (c)	141,712
8,385	Mesa Air Group, Inc. (b) (c)	66,577
24,109	Northwest Airlines Corp. (c)	263,511
6,527	Pinnacle Airline Corp. (b) (c)	90,986
17,608	SkyWest, Inc. (c)	353,217

		2,363,843

	Auto Components—1.0%
22,158	ArvinMeritor, Inc. (c)	495,674
3,417	Bandag, Inc. (c)	170,201
13,377	Collins & Aikman Corp. (c)	58,324

Shares		Value (Note 1)

	Auto Components—(Continued)
21,039	Cooper Tire & Rubber Co. (c)	$453,390
7,574	Exide Technologies, Inc. (b)	104,370
12,266	Hayes Lemmerz International, Inc. (b)	108,309
4,984	Keystone Automotive Industries, Inc. (b)	115,878
4,876	LKQ Corp. (b)	97,861
4,743	Midas, Inc.	94,860
8,253	Modine Manufacturing Co. (c)	278,704
4,312	Standard Motor Products, Inc.	68,130
4,567	Stoneridge, Inc. (b)	69,099
979	Strattec Security Corp.	61,305
7,938	Superior Industries International, Inc. (c)	230,599
14,015	Tenneco Automotive, Inc.	241,618
48,579	The Goodyear Tire & Rubber Co. (b) (c)	712,168
41,307	Visteon Corp. (c)	403,569

		3,764,059

	Automobiles—0.3%
4,974	Coachmen Industries, Inc. (c)	86,349
9,051	Monaco Coach Corp. (b)	186,179
11,164	Thor Industries, Inc. (c)	413,626
8,182	Winnebago Industries, Inc. (c)	319,589

		1,005,743

	Beverages—0.1%
2,640	Boston Beer, Inc. (b) (c)	56,153
3,727	Central European Distribution Corp. (c)	110,096
1,254	Coca-Cola Bottling Co. (c)	71,553

		237,802

	Biotechnology—2.6%
26,137	Abgenix, Inc. (b) (c)	270,257
9,511	Accelrys, Inc.	74,186
8,652	Albany Molecular Research, Inc. (b)	96,383
8,842	Alexion Pharmaceuticals, Inc. (b) (c)	222,818
25,586	Applera Corp.—Celera Genomics	351,808
17,243	Axonyx, Inc. (b) (c)	106,907
5,585	Bio-Rad Laboratories, Inc. (b)	320,411
6,782	Bioenvision, Inc. (b)	60,767
24,964	BioMarin Pharmaceutical, Inc. (b) (c)	159,520
14,634	Cell Genesys, Inc. (c)	118,535
16,619	Cell Therapeutics, Inc. (b) (c)	135,279
13,763	Cepheid, Inc.	136,804
15,079	Corixa Corp. (c)	54,888
13,847	Cubist Pharmaceuticals, Inc. (b) (c)	163,810
15,347	CuRagen Corp. (b) (c)	109,885
11,321	CV Therapeutics, Inc. (b) (c)	260,383
5,322	Cytogen Corp. (b) (c)	61,309
16,241	Decode Genetics, Inc. (b) (c)	126,842
18,686	Dendreon Corp. (b) (c)	201,435
4,926	Digene Corp. (b) (c)	128,815
6,478	Diversa Corp. (b) (c)	56,618
18,216	Encysive Pharmaceuticals, Inc. (b)	180,885
7,736	Enzo Biochem, Inc. (b) (c)	150,620
15,476	Enzon Pharmaceuticals, Inc. (b) (c)	212,331

See accompanying notes to schedule of investments and financial statements.

MSF-250

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Biotechnology—(Continued)
20,509	Exelixis, Inc. (b) (c)	$194,836
21,804	Genta, Inc. (b) (c)	38,375
1	Genzyme Corp. (b)	2
15,720	Geron Corp. (b) (c)	125,288
41,437	Human Genome Sciences, Inc. (b) (c)	498,073
9,979	Illumina, Inc. (b)	94,601
12,894	Immunogen, Inc. (b)	113,983
19,836	Incyte Corp. (b) (c)	198,162
13,482	Indevus Pharmaceuticals, Inc. (c)	80,353
10,030	InterMune, Inc. (b) (c)	132,998
15,866	ISIS Pharmaceuticals, Inc. (b) (c)	93,609
7,295	Keryx Biopharmaceuticals, Inc. (b)	84,403
3,946	KOS Pharmaceuticals, Inc. (b)	148,527
20,699	Lexicon Genetics, Inc. (b)	160,521
9,504	Lifecell Corp. (b)	97,131
7,549	Luminex Corp. (b)	67,035
7,779	Maxygen, Inc. (b) (c)	99,493
26,231	Medarex, Inc. (c)	282,770
9,328	Myriad Genetics, Inc. (b) (c)	209,973
19,772	Nabi Biopharmaceuticals	289,660
5,793	Neose Technologies, Inc. (b)	38,929
9,484	Nuvelo, Inc.	93,417
10,884	Onyx Pharmaceuticals, Inc. (b) (c)	352,533
13,839	Orasure Technologies, Inc. (b) (c)	92,998
43,874	Peregrine Pharmaceuticals, Inc. (b) (c)	51,333
2,523	PRA International (b)	62,520
3,703	Progenics Pharmaceuticals, Inc. (b)	63,543
12,117	Regeneron Pharmaceuticals, Inc. (b) (c)	111,598
15,845	Sciclone Pharmaceuticals, Inc. (b) (c)	58,627
13,423	Seattle Genetics, Inc.	87,652
7,495	Serologicals Corp. (b) (c)	165,789
7,862	Tanox, Inc. (b) (c)	119,502
13,105	Techne Corp. (b)	509,784
13,513	Telik, Inc. (b) (c)	258,639
9,919	Third Wave Technologies, Inc. (c)	85,303
9,718	Transkaryotic Therapies, Inc. (b) (c)	246,740
5,748	United Therapeutics Corp. (b) (c)	259,522
27,286	Vertex Pharmaceuticals, Inc. (b) (c)	288,413
16,413	Vicuron Pharmaceuticals, Inc. (b)	285,750
6,479	Zymogenetics, Inc. (c)	149,017

		10,152,898

	Building Products—1.0%
2,625	Aaon, Inc.	42,184
3,650	American Woodmark Corp.	159,432
7,709	Apogee Enterprises, Inc.	103,378
12,729	Comfort Systems USA, Inc. (b)	97,759
2,468	Drew Industries, Inc. (c)	89,267
5,883	Eagle Materials, Inc. (c)	507,997
5,860	ElkCorp	200,529
8,946	Griffon Corp. (b) (c)	241,542
23,923	Jacuzzi Brands, Inc. (b)	208,130
15,589	Lennox International, Inc. (c)	317,236
6,214	NCI Building Systems, Inc. (b) (c)	233,025
11,740	Simpson Manufacturing, Inc.	409,726

Shares		Value (Note 1)

	Building Products—(Continued)
3,357	Trex Co., Inc. (b) (c)	$176,041
5,221	Universal Forest Products, Inc.	226,591
10,126	USG Corp. (b) (c)	407,774
12,877	York International Corp. (c)	444,772

		3,865,383

	Capital Markets—0.7%
7,766	Affiliated Managers Group, Inc. (b) (c)	526,069
3,604	Archipelago Holdings, Inc. (b)	75,612
6,592	eSPEED, Inc. (b) (c)	81,543
13,059	Investment Technology Group, Inc.	261,180
37,025	Knight Trading Group, Inc.	405,424
17,128	LaBranche & Co., Inc. (b) (c)	153,467
9,714	MCG Capital Corp. (c)	166,401
10,649	National Financial Partners Corp.	413,181
6,347	Piper Jaffray Co. (b)	304,339
4,630	SWS Group, Inc. (c)	101,489

		2,488,705

	Chemicals—2.6%
10,504	A. Schulman, Inc.	224,891
4,549	Aceto Corp. (c)	86,613
19,169	Airgas, Inc.	508,170
9,750	Albemarle Corp.	377,423
1,689	American Vanguard Corp. (c)	62,121
7,821	Arch Chemicals, Inc.	225,088
11,412	Calgon Carbon Corp. (b) (c)	103,621
7,628	Cambrex Corp.	206,719
36,169	Crompton Corp. (c)	426,794
12,371	Cytec Industries, Inc.	636,117
12,616	Ferro Corp.	292,565
11,367	FMC Corp. (b)	549,026
8,839	Georgia Gulf Corp.	440,182
16,181	Great Lakes Chemical Corp.	460,997
8,375	H.B. Fuller Co.	238,771
35,083	Hercules, Inc. (b)	520,983
14	Kronos Worldwide, Inc.	553
8,894	MacDermid, Inc.	321,073
6,176	Minerals Technologies, Inc. (c)	411,939
35,794	Mosaic Co. (b) (c)	584,158
4,951	NewMarket Corp. (b)	98,525
2,654	NL Industries, Inc.	58,653
3,588	Octel Corp. (b)	74,666
22,605	Olin Corp. (c)	497,762
8,796	OM Group, Inc. (b)	285,166
9,810	Omnova Solutions, Inc. (b) (c)	55,132
28,510	PolyOne Corp. (c)	258,301
3,229	Quaker Chemical Corp.	80,208
15,249	Sensient Technologies Corp. (c)	365,824
9,017	Spartech Corp. (c)	244,271
8,862	Symyx Technologies, Inc. (b) (c)	266,569
13,078	Terra Industries, Inc. (b) (c)	116,133
8,455	UAP Holdings Corp. (b)	146,018
21,867	W.R. Grace & Co. (b) (c)	297,610

See accompanying notes to schedule of investments and financial statements.

MSF-251

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Chemicals—(Continued)
10,564	Wellman, Inc. (c)	$112,929
3,838	Westlake Chemical Corp.	128,189

		9,763,760

	Commercial Banks—7.6%
3,372	1st Source Corp. (c)	86,020
2,176	ABC Bancorp (c)	45,696
4,234	Alabama National Bancorp	273,093
7,205	Amcore Financial, Inc.	231,857
3,389	Americanwest Bancorp	68,627
3,416	Arrow Financial Corp. (c)	105,911
715	Bancfirst Corp. (b) (c)	56,471
24,546	BancorpSouth, Inc.	598,186
2,891	Banctrust Financial Group, Inc.	71,148
25,229	Bank Mutual Corp. (c)	307,037
5,282	Bank of Granite Corp. (b)	110,394
3,236	Bank of the Ozarks, Inc. (c)	110,121
3,581	Banner Corp. (c)	111,691
8,791	Boston Private Financial Holdings, Inc. (c)	247,642
1,938	Camden National Corp. (c)	76,377
2,901	Capital City Bank Group, Inc. (c)	121,262
1,687	Capital Corp. of The West	79,291
3,480	Capitol Bancorp, Ltd. (c)	122,566
6,290	Cascade Bancorp	127,184
13,748	Cathay Bancorp, Inc. (b)	515,550
3,217	Center Financial Corp.	64,404
2,576	Central Coast Bancorp (b)	59,480
8,215	Central Pacific Financial Corp.	297,137
7,044	Chemical Financial Corp.	302,328
14,881	Chittenden Corp.	427,531
13,797	Citizens Banking Corp. (b) (c)	473,927
2,666	City Bank (b) (c)	96,376
4,947	City Holdings Co. (b) (c)	179,279
4,270	Cobiz, Inc. (c)	86,681
1,620	Columbia Bancorp	55,388
4,649	Columbia Banking Systems, Inc. (b) (c)	116,179
8,824	Community Bank Systems, Inc.	249,278
4,002	Community Bank, Inc. (c)	112,696
3,256	Community Trust Bancorp, Inc.	105,364
5,466	Corus Bankshares, Inc. (b) (c)	262,423
10,841	CVB Financial Corp. (c)	287,937
16,082	East West Bancorp, Inc.	674,801
14,804	F.N.B. Corp. (b) (c)	301,409
2,613	F.N.B. Corp. (Virginia)	74,105
2,164	Farmers Capital Bank Corp.	89,157
2,776	Financial Institutions, Inc. (c)	64,542
4,498	First Bancorp	122,211
10,948	First Bancorp. (Puerto Rico) (c)	695,307
4,770	First Busey Corp. (c)	99,550
8,702	First Charter Corp.	227,731
1,771	First Citizens BancShares, Inc.	262,551
21,349	First Commonwealth Financial Corp. (c)	328,561
3,632	First Community Bancorp, Inc.	155,086
3,168	First Community Bancshares, Inc. (c)	114,301
11,494	First Financial Bancorp	201,145

Shares		Value (Note 1)

	Commercial Banks—(Continued)
3,871	First Financial Bankshares, Inc. (c)	$173,460
4,482	First Financial Corp.	157,004
4,175	First Financial Holdings, Inc.	136,690
4,689	First Indiana Corp.	105,549
5,398	First Merchants Corp.	152,763
14,807	First Midwest Bancorp, Inc. (c)	537,346
18,455	First National Bankshares, Inc.	441,074
2,847	First Oak Brook Bancshares, Inc.	92,271
4,202	First Republic Bank (b)	222,706
2,468	First State Bancorp	90,724
5,439	Frontier Financial Corp.	210,000
2,008	GB&T Bancshares, Inc.	48,433
2,859	German American Bancorp	46,030
7,071	Glacier Bancorp, Inc.	240,697
12,586	Gold Banc Corp., Inc.	184,007
3,002	Great Southern Bancorp, Inc. (c)	105,070
16,355	Greater Bay Bancorp (c)	455,977
9,534	Hancock Holding Co.	319,008
4,722	Hanmi Financial Corp. (b)	169,709
8,897	Harleysville National Corp.	236,660
3,117	Heartland Financial USA, Inc.	62,683
2,399	IBERIABANK Corp. (c)	159,198
5,126	Independent Bank Corp.	152,909
4,782	Independent Bank Corp. (Massachusetts)	161,393
5,066	Integra Bank Corp. (c)	117,075
2,768	Interchange Financial Services Corp.	71,747
6,221	Irwin Financial Corp. (c)	176,614
4,639	Lakeland Bancorp, Inc. (c)	81,414
2,403	Lakeland Financial Corp.	95,399
2,921	Macatawa Bank Corp.	94,319
4,406	Main Street Bank, Inc. (c)	153,902
3,554	Mainsource Financial Group, Inc. (c)	84,875
6,116	MB Financial, Inc.	257,789
5,287	MBT Financial Corp.	123,028
2,229	Mercantile Bankcorp	88,046
8,118	Mid-State Bancshares (c)	232,581
3,558	Midwest Bank Holdings, Inc. (c)	77,813
5,666	Nara Bancorp, Inc. (c)	120,516
10,906	National Penn Bancshares, Inc. (b) (c)	302,089
1,956	NBC Capital Corp. (c)	51,971
9,542	NBT Bancorp, Inc.	245,420
16,110	Net.Bank, Inc. (b)	167,705
21,103	Old National Bancorp (c)	545,724
4,900	Old Second Bancorp, Inc.	156,212
2,685	Omega Financial Corp. (c)	92,042
6,401	Oriental Financial Group, Inc. (c)	181,209
14,486	Pacific Capital Bancorp	492,379
4,568	Park National Corp. (c)	618,896
2,996	Peapack Gladstone Financial Corp. (c)	94,524
3,164	Pennrock Financial Services Corp.	123,111
3,541	Peoples Bancorp, Inc.	97,130
3,265	Peoples Holding Co.	108,072
4,856	PrivateBankcorp, Inc. (c)	156,509
4,492	Prosperity Bancshares, Inc. (c)	131,211
10,364	Provident Bankshares Corp.	376,939

See accompanying notes to schedule of investments and financial statements.

MSF-252

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Commercial Banks—(Continued)
8,239	R & G Financial Corp. (Class B)	$320,332
22,160	Republic Bancorp, Inc.	338,605
3,568	Republic Bancorp, Inc. (Class A) (b)	91,698
5,182	Riggs National Corp.	110,169
7,607	S & T Bancorp, Inc. (c)	286,708
4,678	S. Y. Bancorp, Inc.	112,740
4,335	Sandy Spring Bancorp, Inc.	166,161
3,327	SCBT Financial Corp.	111,702
4,108	Seacoast Banking Corp.	91,403
1,327	Security Bank Corp.	53,080
2,072	Signature Bank (b)	67,050
11,253	Silicon Valley Bancshares (b) (c)	504,359
4,677	Simmons First National Corp.	135,399
5,040	Southern Community Financial Corp. (c)	52,164
2,475	Southside Bancshares, Inc.	56,554
21,850	Southwest Bancorp of Texas, Inc.	508,886
3,848	Southwest Bancorp, Inc. (Oklahoma)	94,199
2,286	State Bancorp, Inc. (c)	62,865
1,797	State Financial Services Corp.	54,090
5,144	Sterling Bancorp (c)	145,329
14,150	Sterling Bancshares, Inc.	201,921
6,388	Sterling Financial Corp. (Pennsylvania)	183,144
3,640	Suffolk Bancorp (c)	126,781
3,231	Sun Bancorp, Inc. (New Jersey) (b)	80,710
14,701	Susquehanna Bancshares, Inc.	366,790
6,970	Texas Capital Bancshares, Inc. (b)	150,691
12,513	Texas Regional Bancshares, Inc.	408,925
2,684	Tompkins Trustco, Inc.	143,567
4,816	TriCo Bancshares	112,694
22,047	TrustCo Bank Corp. (c)	304,028
4,841	UMB Financial Corp. (c)	274,291
14,146	Umpqua Holdings Corp. (c)	356,621
3,102	Union Bankshares Corp.	119,210
9,757	United Community Bank, Inc.	262,756
2,473	Univest Corp. (c)	113,807
7,422	Unizan Financial Corp.	195,570
3,438	USB Holding, Inc. (b) (c)	85,606
2,278	Virginia Commerce Bancorp, Inc. (c)	64,513
2,581	Virginia Financial Group, Inc.	94,619
4,321	Washington Trust Bancorp, Inc.	126,649
5,124	Wesbanco, Inc.	163,814
5,573	West Bancorp, Inc.	98,141
5,829	West Coast Bancorp	148,115
10,096	WestAmerica Bancorp	588,698
1,846	Western Sierra Bancorp (c)	70,803
4,762	Wilshire Bancorp, Inc. (b) (c)	78,763
6,053	Wintrust Financial Corp. (c)	344,779
2,780	Yardville National Bancorp	95,243

		29,155,353

	Commercial Services & Supplies—3.5%
11,162	ABM Industries, Inc. (b) (c)	220,115
2,998	Ace Cash Express, Inc. (b) (c)	88,921
11,582	ActivCard Corp.	103,080
7,106	Administaff, Inc. (b)	89,607

Shares		Value (Note 1)

	Commercial Services & Supplies—(Continued)
3,132	AMERCO (b) (c)	$144,009
3,227	Angelica Corp.	87,290
8,393	Banta Corp. (c)	375,671
13,220	Bowne & Co., Inc.	214,957
5,760	Brady Corp. (b)	360,403
4,650	Bright Horizons Family Solutions, Inc. (b)	301,134
6,512	Casella Waste Systems, Inc. (b)	95,336
4,462	CCC Information Services Group, Inc.	99,101
4,048	CDI Corp. (c)	86,546
6,047	Central Parking Corp. (c)	91,612
20,992	Century Business Services, Inc. (b)	91,525
2,845	Charles River Associates, Inc. (c)	133,061
5,201	Clark, Inc.	80,720
7,163	Coinstar, Inc. (b) (c)	192,183
3,708	Consolidated Graphics, Inc.	170,197
3,593	Cornell Cos., Inc.	54,542
11,212	Corrections Corp. of America (b)	453,525
5,286	CoStar Group, Inc. (b)	244,107
18,375	Darling International, Inc. (c)	80,115
7,848	DiamondCluster International, Inc.	112,462
3,410	Duratek, Inc.	84,943
5,507	Educate, Inc. (b)	72,913
14,088	eFunds Corp. (b)	338,253
5,559	Electro Rent Corp. (b)	79,105
5,451	Ennis Business Forms, Inc.	104,932
14,750	FTI Consulting, Inc. (b) (c)	310,782
5,202	G&K Services, Inc.	225,871
7,661	Gevity HR, Inc. (c)	157,510
6,403	Healthcare Services Group, Inc.	133,439
5,879	Heidrick & Struggles International, Inc. (b)	201,473
2,562	Hudson Highland Group, Inc. (b)	73,786
5,500	Imagistics International, Inc.	185,130
9,915	InfoUSA, Inc. (b)	110,949
5,227	Ionics, Inc. (b) (c)	226,538
3,410	iPayment Holdings, Inc. (b) (c)	168,863
12,008	Jackson Hewitt Tax Service, Inc.	303,202
9,491	John H. Harland Co. (c)	342,625
6,631	Kelly Services, Inc. (Class A) (c)	200,124
8,561	Kforce, Inc. (b)	95,027
10,117	Korn/Ferry International, Inc. (b) (c)	209,928
12,441	Labor Ready, Inc. (b) (c)	210,502
2,636	Landauer, Inc.	120,465
3,372	Layne Christensen Co. (b) (c)	61,202
4,356	LECG Corp. (b)	81,239
2,489	McGrath Rentcorp	108,545
6,402	Mine Safety Appliances Co. (c)	324,581
4,435	Mobile Mini, Inc. (b)	146,532
13,789	Navigant Consulting, Inc. (b)	366,787
7,784	NCO Group, Inc. (b)	201,216
4,397	Portfolio Recovery Associates, Inc. (c)	181,244
3,127	PrePaid Legal Services, Inc. (b) (c)	117,419
12,961	PRG-Shultz International, Inc. (b) (c)	65,194
7,014	Rollins, Inc. (c)	184,608
7,212	School Specialty, Inc. (b) (c)	278,095
15,295	Sotheby’s Holdings, Inc. (Class A) (b) (c)	277,757
5,056	SOURCECORP, Inc. (b)	96,620

See accompanying notes to schedule of investments and financial statements.

MSF-253

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Commercial Services & Supplies—(Continued)
17,412	Spherion Corp. (b) (c)	$146,261
4,666	Strayer Education, Inc.	512,280
12,520	Teletech Holdings, Inc. (b) (c)	121,319
17,868	Tetra Technologies, Inc. (b)	299,110
3,388	The Geo Group, Inc.	90,053
3,051	TRC Cos., Inc. (b)	51,867
10,880	United Stationers, Inc. (b)	502,656
4,571	Universal Technical Institute, Inc. (b) (c)	174,247
2,518	Vertrue, Inc. (b) (c)	95,105
3,672	Volt Information Sciences, Inc. (b)	107,920
15,155	Waste Connections, Inc. (b)	519,059
9,962	Watson Wyatt & Co. Holdings (b)	268,476

		13,305,971

	Communications Equipment—1.5%
10,034	Airspan Networks, Inc. (b) (c)	54,485
8,998	Anaren, Inc. (b)	116,614
28,170	Arris Group, Inc. (b) (c)	198,317
5,944	Audiovox Corp. (b) (c)	93,796
28,314	Avanex Corp. (c)	93,719
3,876	Bel Fuse, Inc. (Class B) (b) (c)	130,970
14,418	Belden CDT, Inc. (c)	334,497
5,584	Black Box Corp. (c)	268,144
13,999	C-COR.net Corp. (b)	130,191
18,589	CommScope, Inc. (b) (c)	351,332
4,962	Comtech Telecommunications Corp. (b) (c)	186,621
7,205	Digi International, Inc. (b)	123,854
9,747	Ditech Communications Corp.	145,718
9,320	Echelon Corp. (c)	78,661
72,093	Enterasys Networks, Inc.	129,767
34,949	Extreme Networks, Inc. (b)	228,916
56,999	Finisar Corp. (c)	129,958
24,790	Harmonic, Inc. (b) (c)	206,749
2,314	Inphonic, Inc. (b)	63,589
7,313	Inter-Tel, Inc. (c)	200,230
8,194	Ixia (b)	137,741
37,106	MRV Communications, Inc. (b) (c)	136,179
7,207	NETGEAR, Inc. (b) (c)	131,095
7,562	Network Equipment Technologies, Inc. (b) (c)	74,259
15,360	NMS Communications Corp. (b) (c)	96,922
6,025	Novatel Wireless, Inc. (b) (c)	116,764
37,586	Oplink Communications, Inc. (b) (c)	74,044
7,945	PC-TEL, Inc. (b)	63,004
33,023	Powerwave Technologies, Inc. (b) (c)	280,035
14,460	Redback Networks, Inc. (b) (c)	77,506
20,701	REMEC, Inc. (b) (c)	149,254
5,708	Spectralink Corp. (b)	80,939
27,509	Stratex Networks, Inc (c)	62,170
56,314	Sycamore Networks, Inc.	228,635
12,518	Symmetricom, Inc. (b)	121,550
18,063	Tekelec, Inc. (c)	369,208
8,138	ViaSat, Inc. (b)	197,509
14,599	Westell Technologies, Inc. (b)	99,273
13,946	Zhone Technologies, Inc.	36,120

		5,798,335

Shares		Value (Note 1)

	Computers & Peripherals—1.5%
38,048	Adaptec, Inc. (b) (c)	$288,784
21,975	Advanced Digital Information Corp. (b)	220,189
5,226	Applied Films Corp.	112,673
82,648	Brocade Communications Systems, Inc.	631,431
1	Concurrent Computer Corp. (b)	3
6,789	Covansys Corp. (b)	103,872
22,645	Cray, Inc. (c)	105,526
13,944	Dot Hill Systems Corp. (b) (c)	109,321
17,080	Electronics for Imaging, Inc. (b) (c)	297,363
71,346	Gateway, Inc. (b) (c)	428,789
8,041	Hutchinson Technology, Inc. (b) (c)	277,977
16,588	Hypercom Corp. (b) (c)	98,201
11,298	Imation Corp.	359,615
13,242	InFocus Corp. (b)	121,297
12,772	Intergraph Corp. (b)	343,950
16,468	Iomega Corp. (c)	91,233
9,542	Komag, Inc.	179,199
21,410	Lexar Media, Inc. (b) (c)	167,854
37,911	McDATA Corp. (Class A) (b) (c)	225,950
8,312	Mobility Electronics, Inc. (b)	71,317
3,364	Overland Storage, Inc. (b)	56,145
13,152	PalmOne, Inc. (c)	414,946
13,297	Paradyne Corp. (b)	47,736
21,550	Pinnacle Systems, Inc. (b)	131,455
8,252	Presstek, Inc. (b) (c)	79,879
58,375	Quantum Corp. (b) (c)	152,943
5,214	SBS Technologies, Inc. (b)	72,787
84,739	Silicon Graphics, Inc. (b) (c)	146,598
3,679	Stratasys, Inc. (c)	123,467
7,184	Synaptics, Inc.	219,687
2,858	Transact Technologies, Inc. (b) (c)	61,047
58,718	Xybernaut Corp. (b) (c)	72,223

		5,813,457

	Construction & Engineering—0.7%
15,186	Dycom Industries, Inc. (b) (c)	463,477
4,831	EMCOR Group, Inc. (b)	218,265
11,649	Granite Construction, Inc.	309,863
7,451	Insituform Technologies, Inc. (b) (c)	168,914
10,578	Integrated Electrical Services, Inc. (b) (c)	51,197
23,102	Quanta Services, Inc. (b) (c)	184,816
21,629	Shaw Group, Inc. (b) (c)	386,078
10,056	URS Corp. (b)	322,798
9,687	Walter Industries, Inc. (c)	326,742
7,523	Washington Group International, Inc. (b) (c)	310,324

		2,742,474

	Construction Materials—0.2%
2,386	Ameron International Corp.	90,429
10,970	Headwaters, Inc. (b) (c)	312,645
6,326	Texas Industries, Inc.	394,616

		797,690

See accompanying notes to schedule of investments and financial statements.

MSF-254

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Consumer Finance—0.3%
7,251	Advanta Corp. (c)	$175,982
9,980	Cash America International, Inc. (c)	296,705
2,405	Credit Acceptance Corp. (b) (c)	61,207
4,106	Encore Capital Group, Inc. (b) (c)	97,641
8,463	Metris Cos., Inc.	107,903
2,546	Nelnet, Inc. (Class A) (b)	68,564
5,173	World Acceptance Corp. (b)	142,309

		950,311

	Containers & Packaging—0.6%
7,948	Caraustar Industries, Inc. (b)	133,685
6,265	Chesapeake Corp.	170,158
52,569	Crown Holdings, Inc. (144A) (b)	722,298
21,515	Graphic Packaging Corp. (b)	154,908
4,285	Greif Brothers Corp.	239,960
15,088	Longview Fibre Co. (c)	273,696
8,698	Myers Industries, Inc.	111,334
8,078	Rock Tennessee Co. (c)	122,463
3,588	Silgan Holdings, Inc. (b)	218,725

		2,147,227

	Distributors—0.2%
5,015	Advanced Marketing Services, Inc. (c)	50,451
4,205	Beacon Roofing Supply, Inc. (b)	83,511
7,777	Handleman Co. (b) (c)	167,050
6,970	Navarre Corp. (b) (c)	122,672
5,858	WESCO International, Inc. (b)	173,631

		597,315

	Diversified Financial Services—0.6%
19,866	Apollo Investment Corp. (b)	299,976
3,409	Ares Capital Corp.	66,237
3,146	Asta Funding, Inc. (c)	84,439
2,071	BKF Capital Group, Inc. (b)	78,491
6,160	Calamos Asset Management, Inc.	166,320
913	Capital Southwest Corp.	71,689
4,838	CompuCredit Corp. (b)	132,271
7,283	Euronet Worldwide, Inc.	189,504
5,194	Financial Federal Corp. (c)	203,605
3,911	First Cash Financial Services (b)	104,463
14,838	GATX Corp. (c)	438,611
5,241	Harris & Harris Group, Inc. (b) (c)	85,847
4,843	MortgageIT Holdings, Inc. (c)	86,932
11,942	United Bankshares, Inc. (b) (c)	455,587

		2,463,972

	Diversified Telecommunication Services—0.8%
6,443	Brightpoint, Inc. (b) (c)	125,896
12,922	Broadwing Corp (b) (c)	117,719
77,730	Cincinnati Bell, Inc. (b)	322,580
6,664	Commonwealth Telephone Enterprises, Inc. (b)	330,934
5,790	CT Communications, Inc.	71,217
4,291	D & E Communications, Inc. (c)	51,707
14,465	General Communication, Inc. (b)	159,694

Shares		Value (Note 1)

	Diversified Telecommunication Services—(Continued)
4,979	Golden Telecom, Inc. (b) (c)	$131,545
11,826	Interactive Data Corp. (b) (c)	257,097
17,752	Interdigital Commerce Corp. (b)	392,319
5,162	Intrado, Inc. (b) (c)	62,460
5,884	Iowa Telecommunications Services, Inc.	126,918
5,925	North Pittsburgh Systems, Inc.	146,525
20,027	PTEK Holdings, Inc. (b) (c)	214,489
1,874	Shenandoah Telecommunications Co.	56,126
4,228	SureWest Communications	119,864
99,979	Terremark Worldwide, Inc. (b)	63,987
16,230	Time Warner Telecom, Inc. (b)	70,763
22,591	UbiquiTel, Inc. (b)	160,848

		2,982,688

	Electric Utilities—1.1%
9,875	Black Hills Corp.	302,965
3,898	Central Vermont Public Service	90,668
5,113	CH Energy Group, Inc. (c)	245,680
15,704	Cleco Corp.	318,163
24,131	Duquesne Light Holdings, Inc. (c)	454,869
14,534	El Paso Electric Co. (b)	275,274
7,585	Empire District Electric Co.	172,028
11,721	IDACORP, Inc.	358,311
6,282	MGE Energy, Inc.	226,340
4,928	NGP Capital Resources Co. (b) (c)	75,743
9,134	Otter Tail Corp.	233,191
18,475	PNM Resources, Inc.	467,233
34,926	Sierra Pacific Resources (b) (c)	366,723
4,061	UIL Holdings Corp.	208,329
10,118	Unisource Energy Corp. (c)	243,945

		4,039,462

	Electrical Equipment—1.3%
5,573	A.O. Smith Corp. (c)	166,856
12,794	Acuity Brands, Inc.	406,849
7,994	American Superconductor Corp. (b) (c)	119,031
11,132	Artesyn Technologies, Inc. (b) (c)	125,792
10,395	Baldor Electric Co. (b) (c)	286,174
7,062	C&D Technologies, Inc.	120,336
5,501	Encore Wire Corp. (b)	73,328
5,689	Energy Conversion Devices, Inc. (b) (c)	109,911
4,217	EnerSys (b)	64,309
5,182	Franklin Electric, Inc.	218,991
14,608	FuelCell Energy, Inc. (b) (c)	144,619
13,691	General Cable Corp. (b) (c)	189,620
4,276	Genlyte Group, Inc. (b)	366,368
8,744	Global Power Equipment Group, Inc.	86,041
29,803	GrafTech International, Ltd. (b) (c)	281,936
3,637	II-VI, Inc. (b)	154,536
7,963	Magnetek, Inc. (b)	54,945
2,600	Metrologic Instruments, Inc. (c)	55,250
3,227	Penn Engineering & Manufacturing Corp. (c)	58,409
15,604	Plug Power, Inc. (c)	95,340
17,724	Power-One, Inc. (b)	158,098
7,331	Regal Beloit Corp. (c)	209,667

See accompanying notes to schedule of investments and financial statements.

MSF-255

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Electrical Equipment—(Continued)
18,698	Thomas & Betts Corp. (b)	$574,964
14,983	Trustmark Corp.	465,522
19,123	Valence Technology, Inc. (b) (c)	59,473
6,862	Vicor Corp. (b) (c)	89,961
3,482	Woodward Governor Co.	249,346

		4,985,672

	Electronic Equipment & Instruments—2.3%
20,349	Aeroflex, Inc. (b)	246,630
9,974	Agilysys, Inc. (c)	170,954
9,303	Anixter International, Inc. (b) (c)	334,815
3,924	BEI Technologies, Inc. (c)	121,173
12,651	Benchmark Electronics, Inc. (b)	431,399
12,256	Checkpoint Systems, Inc. (b)	221,221
12,714	Cognex Corp.	354,721
10,406	Coherent, Inc. (b)	316,759
11,406	CTS Corp. (c)	151,586
4,716	Daktronics, Inc. (b) (c)	117,381
5,914	Dionex Corp. (b) (c)	335,146
8,486	Electro Scientific Industries, Inc. (b) (c)	167,683
3,926	Excel Technology, Inc. (b) (c)	102,076
7,056	Global Imaging Systems, Inc. (b)	278,712
28,078	Identix, Inc. (b) (c)	207,216
6,972	Itron, Inc. (b) (c)	166,700
3,823	Keithley Instruments, Inc.	75,313
30,579	Kemet Corp. (b) (c)	273,682
7,349	Littelfuse, Inc. (b)	251,042
6,410	LSI Industries, Inc.	73,394
3,555	Measurement Specialties, Inc. (b) (c)	90,510
6,102	Merix Corp. (b) (c)	70,295
11,004	Methode Electronics, Inc.	141,401
6,035	MTS Systems Corp.	204,043
13,731	Newport Corp. (b)	193,607
4,305	OSI Systems, Inc. (c)	97,767
5,693	Park Electrochemical Corp.	123,424
10,962	Paxar Corp. (b)	243,028
6,134	Photon Dynamics, Inc. (b) (c)	148,934
4,648	Planar Systems, Inc. (b)	52,197
14,166	Plexus Corp. (b)	184,300
5,906	RadiSys Corp. (b)	115,462
5,108	Rofin Sinar Technologies, Inc.	216,835
5,669	Rogers Corp. (b)	244,334
4,045	ScanSource, Inc. (b) (c)	251,437
15,474	Taser International, Inc. (b) (c)	488,824
14,270	Technitrol, Inc.	259,714
1	Tektronix, Inc.	20
15,030	ThermoGenesis Corp. (b) (c)	95,290
16,848	Trimble Navigation, Ltd. (b) (c)	556,658
13,244	TTM Technologies, Inc. (b)	156,279
5,688	Universal Display Corp. (b)	51,192
8,538	Veeco Instruments, Inc. (b)	179,896
7,751	Viisage Technology, Inc. (b) (c)	69,836
2,953	Woodhead Industries, Inc.	47,337
6,734	X-Rite, Inc.	107,811
5,634	Zygo Corp. (b)	66,425

		8,854,459

Shares		Value (Note 1)

	Energy Equipment & Services—1.9%
3,480	Atwood Oceanics, Inc. (b)	$181,308
11,968	Cal Dive International, Inc. (b) (c)	487,696
3,934	Carbo Ceramics, Inc. (b)	271,446
23,312	Global Industries, Inc. (b) (c)	193,257
59,731	Grey Wolf, Inc. (b) (c)	314,782
3,421	Gulf Islands Fabrication, Inc. (b)	74,680
4,508	Gulfmark Offshore, Inc. (b)	100,393
24,443	Hanover Compressor Co. (b) (c)	345,380
15,996	Helmerich & Payne, Inc. (c)	544,504
4,520	Hydril (b) (c)	205,705
20,259	Input/Output, Inc. (b) (c)	179,090
41,450	Key Energy Services, Inc. (b) (c)	489,110
9,327	Lone Star Technologies, Inc. (b)	312,081
2,689	Lufkin Industries, Inc.	107,313
13,093	Maverick Tube Corp. (b)	396,718
23,345	Newpark Resources, Inc. (b)	120,227
8,585	Oceaneering International, Inc. (b)	320,392
6,142	Offshore Logistics, Inc. (b) (c)	199,431
8,321	Oil States International, Inc. (b)	160,512
28,519	Parker Drilling Co. (b)	112,080
3,204	RPC, Inc.	80,485
6,048	Seacor Smit, Inc. (b) (c)	322,963
16,381	Superior Energy Services, Inc. (b)	252,431
9,190	Syntroleum Corp. (b)	73,796
7,798	Tetra Technologies, Inc. (b)	220,683
3,958	Todco (Class A) (b)	72,906
13,011	Unit Corp. (b)	497,150
5,165	Universal Compression Holdings, Inc. (b)	180,310
10,085	Veritas DGC, Inc. (b)	226,005
7,837	W-H Energy Services, Inc. (b)	175,235
3,147	World Fuel Services Corp. (c)	156,721

		7,374,790

	Food & Staples Retailing—0.6%
15,904	Casey’s General Stores, Inc.	288,658
10,271	Longs Drug Stores Corp. (c)	283,171
3,943	Nash Finch Co. (c)	148,888
3,885	Pantry, Inc.	116,900
12,177	Pathmark Stores, Inc. (b)	70,748
14,936	Performance Food Group Co. (b)	401,928
11,747	Ruddick Corp.	254,792
4,654	Smart & Final, Inc. (b)	66,971
11,945	United Natural Foods, Inc. (b)	371,489
3,787	Weis Markets, Inc.	146,065
10,328	Wild Oats Markets, Inc. (b) (c)	90,990
27,474	Winn-Dixie Stores, Inc. (b) (c)	125,007

		2,365,607

	Food Products—1.0%
1,204	Alico, Inc.	70,458
5,149	American Italian Pasta Co. (Class A) (c)	119,714
5,028	Cal-Maine Foods, Inc. (c)	60,788
6,202	Central Garden & Pet Co. (b) (c)	258,871
13,367	Chiquita Brands International, Inc. (b) (c)	294,876
11,602	Corn Products International, Inc.	621,403
11,570	Delta & Pine Land Co.	315,630

See accompanying notes to schedule of investments and financial statements.

MSF-256

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Food Products—(Continued)
2,440	Farmer Brothers Co.	$59,146
11,274	Flowers Foods, Inc.	356,033
4,186	Gold Kist, Inc. (b)	57,013
9,007	Hain Celestial Group, Inc. (b)	186,175
2,151	J & J Snack Foods Corp.	105,463
2,128	John B Sanfilippo & Son, Inc. (c)	54,860
8,557	Lancaster Colony Corp.	366,839
8,560	Lance, Inc.	162,897
3,703	Peet’s Coffee & Tea, Inc. (b) (c)	98,018
9,054	Ralcorp Holdings, Inc. (b)	379,634
3,570	Sanderson Farms, Inc. (c)	154,510
140	Seabord Corp.	139,720
2,812	Tejon Ranch Co. (b) (c)	114,730

		3,976,778

	Gas Utilities—1.3%
23,817	Atmos Energy Corp.	651,395
4,390	Cascade Natural Gas Corp. (c)	93,068
3,232	Energysouth, Inc.	90,625
7,405	Laclede Group, Inc.	230,666
8,422	New Jersey Resources Corp.	365,010
13,954	Nicor, Inc. (c)	515,461
9,122	Northwest Natural Gas Co. (c)	307,776
11,889	Peoples Energy Corp. (c)	522,522
24,104	Piedmont Natural Gas, Inc. (c)	560,177
4,856	South Jersey Industries, Inc.	255,231
19,708	Southern Union Co. (b)	472,598
10,673	Southwest Gas Corp.	271,094
15,412	WGL Holdings, Inc.	475,306

		4,810,929

	Health Care Equipment & Supplies—3.3%
5,789	Abaxis, Inc. (b) (c)	83,883
11,207	Advanced Medical Optics, Inc. (b) (c)	461,056
6,452	Advanced Neuromodulation Systems, Inc. (b) (c)	254,596
15,710	Align Technology, Inc. (c)	168,882
7,913	American Medical Systems Holdings, Inc. (b) (c)	330,842
3,761	Analogic Corp. (c)	168,455
6,220	Arrow International, Inc.	192,758
7,063	ArthroCare Corp. (b) (c)	226,440
3,353	Aspect Medical Systems, Inc. (b)	82,014
6,258	Biolase Technology, Inc. (c)	68,024
3,879	Biosite Diagnostics, Inc. (b) (c)	238,714
4,978	Candela Corp. (c)	56,550
11,952	Cardiodynamics International Corp. (b)	61,792
8,536	Conceptus, Inc. (b) (c)	69,270
10,292	Conmed Corp. (b) (c)	292,499
10,194	CTI Molecular Imaging, Inc. (b) (c)	144,653
5,630	Cyberonics, Inc. (b) (c)	116,654
3,752	Datascope Corp. (c)	148,917
7,238	Diagnostic Products Corp.	398,452
5,881	DJ Orthopedics, Inc.	125,971
5,329	Dusa Pharmaceuticals, Inc. (ADR) (c)	76,205
10,506	Encore Medical Corp. (b) (c)	71,336
7,443	Epix Medical, Inc.	133,304

Shares		Value (Note 1)

	Health Care Equipment & Supplies—(Continued)
5,699	Haemonetics Corp. (b)	$206,361
6,535	Hologic, Inc.	179,516
6,138	I-Flow Corp. (b) (c)	111,896
3,486	ICU Medical, Inc. (b) (c)	95,307
14,256	Immucor, Inc. (b)	335,159
6,341	Integra LifeSciences Holdings (b) (c)	234,173
8,161	Intermagnetics General Corp. (b) (c)	207,371
9,865	Intuitive Surgical, Inc. (b)	394,797
8,171	Invacare Corp. (c)	377,990
4,410	Inverness Medical Innovations, Inc. (c)	110,691
2,566	Kensey Nash Corp. (c)	88,604
7,552	Kyphon, Inc. (b) (c)	194,539
5,912	Laserscope	212,300
14,443	Mentor Corp. (c)	487,307
7,309	Merit Medical Systems, Inc. (b)	111,681
5,790	Molecular Devices Corp. (b)	116,379
5,921	Ocular Sciences, Inc. (b)	290,188
11,788	Orthologic Corp.	73,675
13,976	Orthovita, Inc. (b) (c)	58,559
4,133	Palomar Medical Technologies, Inc. (b) (c)	107,747
8,477	Polymedica Corp. (b)	316,107
5,579	Possis Medical, Inc. (b) (c)	75,205
7,689	Regeneration Technologies, Inc. (b)	80,581
10,301	Sola International, Inc. (b)	283,690
4,710	Sonosite, Inc. (b) (c)	159,904
22,273	STERIS Corp. (b)	528,316
4,540	SurModics, Inc. (b) (c)	147,595
12,354	Sybron Dental Specialties, Inc. (b) (c)	437,084
16,368	Thoratec Corp. (b)	170,555
7,610	TriPath Imaging, Inc. (b)	68,262
11,055	Varian, Inc. (b) (c)	453,366
4,829	Ventana Medical Systems, Inc. (b)	309,008
10,621	Viasys Healthcare, Inc. (b)	201,799
15,593	VISX, Inc. (b)	403,391
2,652	Vital Signs, Inc.	103,216
9,628	West Pharmaceutical Services, Inc.	240,989
7,075	Wilson Greatbatch Technologies, Inc. (b)	158,621
8,536	Wright Medical Group, Inc. (b)	243,276
1,694	Young Innovations, Inc.	57,139
2,810	Zoll Medical Corp. (b)	96,664

		12,500,275

	Health Care Providers & Services—3.6%
13,386	Alderwoods Group, Inc.	152,333
3,616	Amedisys, Inc. (b) (c)	117,122
3,592	America Service Group, Inc. (b) (c)	96,158
9,313	American Healthways, Inc. (b) (c)	307,701
8,507	AMERIGROUP Corp.	643,640
9,913	AmSurg Corp. (b) (c)	292,830
15,932	Apria Healthcare Group, Inc. (b) (c)	524,959
8,145	Array Biopharma, Inc. (b)	77,540
34,091	Beverly Enterprises, Inc. (b) (c)	311,933
13,574	Centene Corp. (b)	384,823
8,992	Cerner Corp. (b) (c)	478,105
4,245	Chemed Corp.	284,882

See accompanying notes to schedule of investments and financial statements.

MSF-257

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Health Care Providers & Services—(Continued)
2,597	Corvel Corp. (b)	$69,548
6,425	Cross Country Healthcare, Inc. (b) (c)	116,164
14,198	Curis, Inc. (b)	74,113
11,650	Dendrite International, Inc.	226,010
8,729	Dyax Corp. (c)	63,023
7,463	Endocardial Solutions, Inc. (b)	87,317
29,241	First Health Group Corp. (b) (c)	547,099
29,783	Genelabs Technologies, Inc. (b)	35,740
6,463	Genesis HealthCare Corp. (b) (c)	226,399
8,301	Gentiva Health Services, Inc. (b)	138,793
18,694	Hooper Holmes, Inc. (c)	110,668
6,756	IDX Systems Corp. (b) (c)	232,812
16,767	Inkine Pharmaceutical, Inc. (b) (c)	91,045
7,360	Isolagen, Inc. (b) (c)	57,923
8,968	Kindred Healthcare, Inc. (b) (c)	268,592
5,557	LabOne, Inc. (b)	178,046
5,171	LCA Vision, Inc. (c)	120,938
3,296	Lifeline Systems, Inc.	84,905
11,955	LifePoint Hospitals, Inc. (b) (c)	416,273
8,656	Magellan Health Services, Inc. (b) (c)	295,689
3,137	Matria Healthcare, Inc. (b) (c)	122,563
5,649	Maximus, Inc. (b) (c)	175,797
3,413	Molina Healthcare, Inc. (b)	158,295
2,378	National Healthcare Corp. (b)	83,943
12,391	NDCHealth Corp.	230,349
12,026	NeighborCare, Inc. (b)	369,439
8,645	Neurogen Corp. (b)	80,917
6,423	Northfield Laboratories, Inc. (b) (c)	144,839
16,542	OCA, Inc. (b) (c)	105,042
11,365	Odyssey Healthcare, Inc. (b) (c)	155,473
7,252	Omnicell, Inc.	79,772
3,625	Option Care, Inc. (b) (c)	62,314
12,980	Owens & Minor, Inc.	365,647
8,457	Parexel International Corp. (b)	171,677
7,657	Pediatrix Medical Group, Inc. (b)	490,431
9,583	Per-Se Technologies, Inc. (b) (c)	151,699
9,274	Priority Healthcare Corp. (Class B) (b) (c)	201,895
16,205	Province Healthcare Co. (b)	362,182
23,469	PSS World Medical, Inc. (b) (c)	293,714
3,340	Psychiatric Solutions, Inc. (b)	122,110
5,686	RehabCare Group, Inc. (b) (c)	159,151
5,924	Res-Care, Inc. (b)	90,163
3,509	Rigel Pharmaceuticals, Inc. (c)	85,690
29,451	Select Medical Corp.	518,338
3,867	SFBC International, Inc. (c)	152,746
7,381	Sierra Health Services, Inc. (b) (c)	406,767
34,589	Stewart Enterprises, Inc. (b)	241,777
5,997	Sunrise Assisted Living, Inc. (b) (c)	278,021
5,719	The Advisory Board Co. (b)	210,917
9,015	United Surgical Partners International, Inc. (b) (c)	375,925
6,095	Ventiv Health, Inc. (b)	123,850
19,025	Vion Pharmaceuticals, Inc. (b) (c)	89,227
3,206	Wellcare Group, Inc. (b) (c)	104,195

		13,877,988

Shares		Value (Note 1)

	Hotels, Restaurants & Leisure—3.2%
17,576	Alliance Gaming Corp. (b) (c)	$242,725
3,587	Ameristar Casinos, Inc.	154,636
8,309	Argosy Gaming Corp. (b)	388,030
11,071	Aztar Corp. (b)	386,599
5,028	BJ’s Restaurants, Inc. (c)	70,392
10,695	Bob Evans Farms, Inc.	279,567
14,305	Boyd Gaming Corp.	595,803
1,974	Buffalo Wild Wings, Inc. (b)	68,715
5,496	California Pizza Kitchen, Inc. (b)	126,408
15,802	CBRL Group, Inc.	661,314
12,499	CEC Entertainment, Inc. (b)	499,585
1,995	Churchill Downs, Inc. (c)	89,177
16,960	CKE Restaurants, Inc. (b) (c)	246,090
4,117	Dave & Buster’s, Inc. (c)	83,163
7,939	Domino’s Pizza, Inc. (c)	141,314
9,776	Gaylord Entertainment Co. (b) (c)	405,997
7,076	IHOP Corp. (b) (c)	296,414
5,448	Isle of Capri Casinos, Inc. (b)	139,741
12,159	Jack in the Box, Inc. (b)	448,302
17,552	Krispy Kreme Doughnuts, Inc. (b) (c)	221,155
57,099	La Quinta Corp. (b) (c)	519,030
5,211	Lakes Entertainment, Inc. (b) (c)	84,887
7,740	Landry’s Restaurants, Inc.	224,924
5,193	Lone Star Steakhouse & Saloon, Inc.	145,404
12,790	Magna Entertainment Corp. (b) (c)	76,996
6,399	Marcus Corp.	160,871
7,644	MTR Gaming Group, Inc.	80,721
7,090	Multimedia Games, Inc. (b) (c)	111,738
5,425	Navigant International, Inc. (b) (c)	66,022
6,600	O’Charleys, Inc. (b)	129,030
7,919	P.F. Chang’s China Bistro, Inc. (b) (c)	446,236
8,638	Panera Bread Co. (b) (c)	348,284
4,618	Papa John’s International, Inc. (b) (c)	159,044
9,814	Penn National Gaming, Inc. (b)	594,238
11,581	Pinnacle Entertainment, Inc. (b)	229,072
10,541	Rare Hospitality International, Inc. (b)	335,836
3,957	Red Robin Gourmet Burgers, Inc. (b)	211,581
14,640	Ryan’s Restaurant Group, Inc. (b)	225,749
24,052	Scientific Games Corp.	573,400
7,458	Shuffle Master, Inc. (b) (c)	351,272
26,412	Six Flags, Inc. (b) (c)	141,832
18,561	Sonic Corp. (b) (c)	566,111
4,311	Speedway Motorsports, Inc. (b)	168,905
6,229	Sunterra Corp. (b) (c)	87,455
3,230	Texas Roadhouse, Inc. (Class A) (b)	95,447
8,968	The Steak N Shake Co. (b)	180,077
12,111	Triarc Cos., Inc. (c)	148,481
6,244	Vail Resorts, Inc. (b)	139,990
6,055	WMS Industries, Inc. (b) (c)	203,085

		12,350,845

	Household Durables—1.6%
19,776	American Greetings Corp. (Class A)	501,322
3,669	Bassett Furniture Industries, Inc.	72,004
4,199	Beazer Homes USA, Inc. (b) (c)	613,936

See accompanying notes to schedule of investments and financial statements.

MSF-258

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Household Durables—(Continued)
8,762	Blyth, Inc. (c)	$259,005
5,206	Brookfield Homes Corp.	176,483
22,688	Champion Enterprises, Inc. (b) (c)	268,172
4,197	Department 56, Inc.	69,880
10,531	Ethan Allen Interiors, Inc. (c)	421,451
18,814	Fleetwood Enterprises, Inc. (c)	253,236
16,624	Furniture Brands International, Inc.	416,431
2,348	Hooker Furniture Corp.	53,300
15,557	Interface, Inc.	155,103
7,262	Kimball International, Inc. (Class B)	107,550
16,845	La-Z-Boy, Inc. (c)	258,908
5,017	Levitt Corp. (Class A) (b) (c)	153,370
5,181	Libbey, Inc.	115,070
4,052	M/I Schottenstein Homes, Inc. (c)	223,306
10,164	Mathews International Corp.	374,035
3,216	Meritage Homes Corp. (b)	362,443
2,152	National Presto Industries, Inc.	97,916
2,894	Palm Harbor Homes, Inc. (b) (c)	48,851
3,258	Russ Berrie & Co., Inc.	74,413
2,168	Skyline Corp.	88,454
1,443	Stanley Furniture, Inc. (b)	64,863
3,091	Technical Olympic USA, Inc.	78,449
6,276	Tempur-Pedic International, Inc. (b) (c)	133,051
15,987	Tupperware Corp. (c)	331,251
3,770	Universal Electronics, Inc. (b)	66,352
10,874	WCI Communities, Inc. (c)	319,696
1,351	William Lyon Homes, Inc. (c)	94,894

		6,253,195

	Household Products—0.4%
2,329	CSS Industries, Inc.	73,969
9,322	Jarden Corp. (c)	404,948
11,529	Rayovac Corp. (b) (c)	352,326
15,848	The Yankee Candle Co., Inc. (b)	525,837
4,879	WD-40 Co.	138,612

		1,495,692

	IT Services—1.6%
14,886	Answerthink, Inc. (b)	69,369
8,657	Anteon International Corp.	362,382
13,177	Aspect Communications Corp. (b)	146,792
8,928	CACI International, Inc. (b) (c)	608,265
6,800	Carreker Corp. (b)	58,480
16,935	Ciber, Inc. (b) (c)	163,253
18,564	CSG Systems International, Inc. (b) (c)	347,147
14,308	eResearch Technology, Inc. (c)	226,782
2,077	Exponent, Inc. (b)	57,097
5,604	Forrester Research, Inc. (b)	100,536
21,975	Gartner, Inc. (Class A) (b) (c)	273,808
2,559	Kanbay International, Inc. (b) (c)	80,097
18,071	Keane, Inc. (b)	265,644
15,341	Lionbridge Technologies, Inc.	103,092
4,402	Mantech International Corp.	104,503
33,626	MPS Group, Inc. (b)	412,255
4,138	Ness Technologies Inc (b) (c)	61,656

Shares		Value (Note 1)

	IT Services—(Continued)
8,195	Pegasus Solutions, Inc. (b) (c)	$103,257
25,993	Perot Systems Corp. (Class A) (b)	416,668
8,496	ProQuest Co. (b) (c)	252,331
7,049	Resources Connection, Inc. (b) (c)	382,831
45,866	Safeguard Scientifics, Inc. (b) (c)	97,236
4,224	SRA International, Inc. (b)	271,181
3,490	StarTek, Inc. (c)	99,290
38,267	The BISYS Group, Inc. (b) (c)	629,492
4,122	Tier Technologies, Inc.	38,128
28,157	Titan Corp. (b)	456,143
13,466	Tyler Technologies, Inc. (c)	112,576

		6,300,291

	Industrial Conglomerates—0.1%
7,183	Hexcel Corp. (b) (c)	104,154
4,516	Raven Industries, Inc.	96,236
3,627	Standex International Corp.	103,333
10,102	Tredegar Industries, Inc.	204,161

		507,884

	Insurance—2.3%
7,608	21st Century Insurance Group	103,469
3,185	Affirmative Insurance Holdings, Inc. (c)	53,635
11,623	Alfa Corp.	176,495
6,766	American Equity Investment Life (c)	72,870
2,659	American Physicians Capital, Inc. (b)	95,777
12,512	Amerus Group Co. (c)	566,794
6,530	Argonaut Group, Inc.	137,979
2,528	Baldwin & Lyons, Inc. (Class B) (b)	67,725
4,982	Bristol West Holdings, Inc. (c)	99,640
10,123	Ceres Group, Inc.	52,235
10,179	Citizens, Inc. (b) (c)	64,840
4,378	CNA Surety Corp.	58,446
7,216	Commerce Group, Inc.	440,465
15,125	Danielson Holding Corp. (b)	127,806
7,575	Delphi Financial Group, Inc.	349,586
5,117	Direct General Corp.	164,256
1,068	Enstar Group, Inc.	66,750
3,873	FBL Financial Group, Inc.	110,574
2,691	FPIC Insurance Group, Inc. (c)	95,208
4,300	Harleysville Group, Inc.	102,641
9,829	Hilb, Rogal & Hamilton Co.	356,203
13,954	Horace Mann Educators Corp.	266,242
6,646	Infinity Property & Casualty Corp. (c)	233,939
1,242	Kansas City Life Insurance Co.	58,747
6,365	LandAmerica Financial Group, Inc. (c)	343,264
3,008	Midland Co. (c)	94,060
717	National Western Life Insurance Co. (b) (c)	119,459
2,099	Navigators Group, Inc. (c)	63,201
19,733	Ohio Casualty Corp. (b) (c)	458,003
5,403	Philadelphia Consolidated Holding Corp. (b)	357,354
29,587	Phoenix Cos., Inc. (c)	369,838
7,268	PMA Capital Corp. (c)	75,224
6,818	Presidential Life Corp.	115,633
8,446	ProAssurance Corp. (b)	330,323

See accompanying notes to schedule of investments and financial statements.

MSF-259

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Insurance—(Continued)
7,179	RLI Corp. (c)	$298,431
3,237	Safety Insurance Group, Inc.	100,833
8,330	Selective Insurance Group, Inc. (c)	368,519
4,247	State Auto Financial Corp.	109,785
5,777	Stewart Information Services Corp. (b)	240,612
4,605	Tower Group Inc	55,260
3,014	Triad Guaranty, Inc. (b)	182,287
11,376	U.S.I. Holdings Corp. (c)	131,620
12,101	UICI (b)	410,224
3,962	United Fire & Casualty Co. (c)	133,559
8,481	Universal American Financial Corp. (b)	131,201
12,048	Vesta Insurance Group, Inc.	44,337
3,444	Zenith National Insurance Corp. (c)	171,649

		8,626,998

	Internet & Catalog Retail—0.3%
6,390	1-800-FLOWERS.COM, Inc. (b)	53,740
2,240	Blair Corp.	79,878
6,247	Coldwater Creek, Inc. (b) (c)	192,845
16,452	Insight Enterprises, Inc. (b)	337,595
3,095	Overstock.com, Inc. (b) (c)	213,555
7,398	Priceline.com, Inc. (c)	174,519
6,134	Stamps.com, Inc. (c)	97,162
6,618	The J. Jill Group, Inc. (b)	98,542
5,481	ValueVision Media, Inc. (b) (c)	76,241

		1,324,077

	Internet Software & Services—2.4%
16,292	Agile Software Corp. (b)	133,106
15,421	aQuantive, Inc. (b) (c)	137,864
19,408	Ariba, Inc. (b) (c)	322,173
9,910	AsiaInfo Holdings, Inc. (b) (c)	59,064
11,911	Autobytel, Inc.	71,942
105,967	CMGI, Inc.	270,216
40,702	CNET Networks, Inc. (b) (c)	457,084
10,363	Digital Insight Corp. (b) (c)	190,679
9,661	Digital River, Inc. (b) (c)	401,994
17,397	Digitas, Inc. (b)	166,141
38,717	DoubleClick, Inc. (b)	301,218
41,991	EarthLink, Inc. (b) (c)	483,736
5,048	eCollege.com, Inc. (c)	57,345
3,207	Equinix, Inc. (b) (c)	137,067
11,072	F5 Networks, Inc. (b)	539,428
8,290	FindWhat.com (c)	146,982
5,680	GSI Commerce, Inc. (b)	100,990
36,939	HomeStore, Inc.	111,925
5,299	Infocrossing, Inc. (b) (c)	89,712
10,210	InfoSpace, Inc. (b) (c)	485,486
12,665	Internet Cap Group, Inc. (c)	113,985
12,710	Internet Security Systems, Inc. (b)	295,508
14,801	Interwoven, Inc.	161,035
14,401	iPass, Inc. (b)	106,567
5,477	J2 Global Communications, Inc. (b) (c)	188,957
5,300	Jupitermedia Corp. (b) (c)	126,034
6,539	Keynote Systems, Inc. (b)	91,023

Shares		Value (Note 1)

	Internet Software & Services—(Continued)
15,318	MatrixOne, Inc. (b) (c)	$100,333
3,785	Netratings, Inc. (b)	72,558
10,821	NIC, Inc. (c)	54,971
21,377	Openwave Systems, Inc. (c)	330,488
15,932	Opsware, Inc. (c)	116,941
1,900	ProcureNet, Inc. (b) (i)	0
36,191	RealNetworks, Inc. (b) (c)	239,584
21,112	Retek, Inc. (b)	129,839
21,159	S1 Corp. (b)	191,701
25,464	Sapient Corp. (b) (c)	201,420
17,792	SeeBeyond Technology Corp. (b) (c)	63,695
6,699	Sohu.com, Inc. (c)	118,639
17,115	SonicWall, Inc. (b)	108,167
6,155	Stellent, Inc. (c)	54,287
10,534	SupportSoft, Inc. (b) (c)	70,156
11,063	Trizetto Group, Inc. (b)	105,099
17,037	United Online, Inc. (b) (c)	196,437
23,603	ValueClick, Inc. (b)	314,628
94,059	Vignette Corp. (b)	130,742
10,034	WatchGuard Technologies, Inc. (b)	44,451
9,227	WebEx Communications, Inc. (b) (c)	219,418
15,045	webMethods, Inc. (b)	108,474
6,982	Websense, Inc. (b)	354,127

		9,073,416

	Investment Company—3.5%
103,500	iShares Russell 2000 Index Fund (c)	13,403,250

	Leisure Equipment & Products—0.7%
5,107	Action Performance Cos., Inc. (b) (c)	56,126
1,945	Ambassadors Group, Inc.	69,261
5,294	Arctic Cat, Inc. (c)	140,397
23,431	Callaway Golf Co. (c)	316,318
2,540	Carmike Cinemas, Inc.	92,710
8,157	JAKKS Pacific, Inc. (b) (c)	180,351
13,370	K2, Inc. (b)	212,316
8,915	Leapfrog Enterprises, Inc. (b) (c)	121,244
3,931	Life Time Fitness, Inc. (b)	101,734
3,037	Marine Products Corp.	79,296
14,958	Midway Games, Inc. (b) (c)	157,059
9,454	Nautilus Group, Inc. (c)	228,503
8,234	Oakley, Inc. (b) (c)	104,984
5,321	RC2 Corp. (b) (c)	173,465
16,990	SCP Pool Corp.	541,981
1,647	Steinway Musical Instructions, Inc. (b)	47,664
7,119	Sturm Ruger & Co., Inc.	64,285
10,089	The Topps Co., Inc. (b)	98,368

		2,786,062

	Machinery—3.4%
7,507	Actuant Corp. (b) (c)	391,490
7,910	Albany International Corp. (Class A)	278,116
11,634	AptarGroup, Inc.	614,042
3,907	Astec Industries, Inc.	67,239
2,339	ASV, Inc. (c)	112,038

See accompanying notes to schedule of investments and financial statements.

MSF-260

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Machinery—(Continued)
4,383	Barnes Group, Inc.	$116,193
3,974	Bucyrus International, Inc.	161,503
3,418	Cascade Corp. (c)	136,549
5,160	Ceradyne, Inc. (c)	295,204
4,125	Circor International, Inc.	95,535
7,793	CLARCOR, Inc.	426,823
5,045	CUNO, Inc. (b)	299,673
6,808	Enpro Industries, Inc.	201,313
4,261	ESCO Technologies, Inc. (b)	326,606
14,461	Federal Signal Corp. (c)	255,381
16,684	Flowserve Corp. (b)	459,477
6,773	Gardner Denver, Inc. (b)	245,792
4,175	Gorman-Rupp Co.	96,025
15,948	IDEX Corp.	645,894
12,744	JLG Industries, Inc. (c)	250,165
15,603	Joy Global, Inc. (c)	677,638
4,243	Kadant, Inc. (b)	86,981
9,027	Kaydon Corp.	298,071
11,800	Kennametal, Inc.	587,286
11,429	Lincoln Electric Holdings, Inc.	394,758
3,885	Lindsay Manufacturing Co. (c)	100,544
1,474	Middleby Corp. (b) (c)	74,761
10,807	Mueller Industries, Inc. (b)	347,985
1,294	NACCO Industries, Inc.	136,388
9,085	Nordson Corp.	364,036
11,743	Rae Systems, Inc. (b) (c)	85,724
8,533	Reliance Steel & Aluminum Co. (c)	332,446
3,590	Robbins & Myers, Inc. (c)	85,550
3,084	Sauer-Danfoss, Inc.	67,262
9,373	Stewart & Stevenson Services, Inc.	189,616
5,738	Tecumseh Products Co. (Class A)	274,276
2,033	Tennant Co.	80,608
15,505	Terex Corp. (b)	738,813
8,051	The Manitowoc Co., Inc.	303,120
4,701	Thomas Industries, Inc.	187,664
7,019	Toro Co.	570,996
11,033	Trinity Industries, Inc. (c)	376,005
16,327	Unova, Inc. (b) (c)	412,910
4,870	Valmont Industries, Inc. (c)	122,286
9,125	Wabash National Corp. (c)	245,736
12,469	Wabtec Corp.	265,839
7,719	Watts Industries, Inc. (c)	248,861

		13,131,218

	Marine—0.2%
13,244	Alexander & Baldwin, Inc. (c)	561,810
6,984	Kirby Corp. (b)	309,950

		871,760

	Media—2.0%
4,058	4Kids Entertainment, Inc. (b) (c)	85,299
9,180	ADVO, Inc.	327,267
9,299	Arbitron, Inc. (b)	364,335
16,724	Catalina Marketing Corp. (c)	495,532
79,651	Charter Communications, Inc. (c)	178,418

Shares		Value (Note 1)

	Media—(Continued)
2,356	Courier Corp.	$122,324
15,336	Cumulus Media, Inc. (b) (c)	231,267
5,471	Digital Theater Systems, Inc. (c)	110,131
15,803	Emmis Communications Corp. (Class A) (b)	303,260
15,804	Entravision Communications Corp. (Class A) (b)	131,963
2,146	Fisher Communications, Inc.	104,897
14,290	Gray Television, Inc.	221,495
259	Grey Global Group, Inc.	284,897
14,126	Harris Interactive, Inc. (b)	111,595
18,396	Hollinger International, Inc. (c)	288,449
15,080	Insight Communications, Inc. (b) (c)	139,792
4,159	Intermix Media, Inc. (b)	23,498
6,619	Journal Communications, Inc. (b)	119,605
13,471	Journal Register Co. (b)	260,394
4,757	Liberty Corp.	209,118
9,565	LIN TV Corp. (b) (c)	182,692
4,834	LodgeNet Entertainment Corp. (b)	85,513
3,998	Martha Stewart Living Omnimedia, Inc. (b) (c)	116,022
21,028	Mediacom Communications Corp. (b) (c)	131,425
4,893	Playboy Enterprises, Inc. (Class B) (b) (c)	60,135
43,698	Primedia, Inc. (c)	166,052
2,735	Pulitzer, Inc. (c)	177,365
7,078	R. H. Donnelley Corp. (b) (c)	417,956
11,681	Regent Communications, Inc. (b)	61,909
5,839	Saga Communications, Inc. (b)	98,387
3,659	Salem Communications Corp. (Class A) (b)	91,292
9,684	Scholastic Corp. (b)	357,921
14,985	Sinclair Broadcast Group, Inc. (b)	138,012
6,632	Source Interlink Cos., Inc. (b)	88,073
11,410	Spanish Broadcasting Systems, Inc. (b)	120,490
31,535	The Reader’s Digest Association, Inc. (Class A)	438,652
2,927	Thomas Nelson, Inc. (c)	66,150
12,026	TiVo, Inc. (b) (c)	70,593
16,599	Valassis Communications, Inc. (b)	581,131
4,291	World Wrestling Entertainment, Inc. (b)	52,050
4,552	Young Broadcasting, Inc. (b) (c)	48,069

		7,663,425

	Metals & Mining—1.7%
32,087	AK Steel Holding Corp. (b) (c)	464,299
4,658	Aleris International, Inc. (b) (c)	78,813
29,950	Allegheny Technologies, Inc.	649,017
6,834	AMCOL International Corp.	137,295
6,088	Brush Engineered Material, Inc. (b)	112,628
7,590	Carpenter Technology Corp.	443,711
6,485	Century Aluminum Co. (c)	170,296
3,243	Cleveland Cliffs, Inc. (c)	336,818
67,699	Coeur D’Alene Mines Corp. (c)	266,057
8,935	Commercial Metals Co.	451,754
4,983	Compass Minerals International, Inc.	120,738
7,620	Gibraltar Industries, Inc.	179,973
38,880	Hecla Mining Co. (c)	226,670
5,790	Metal Management, Inc. (c)	155,577
6,635	Metals USA, Inc. (b) (c)	123,079
5,614	NN, Inc.	74,161

See accompanying notes to schedule of investments and financial statements.

MSF-261

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Metals & Mining—(Continued)
6,060	NS Group, Inc. (b) (c)	$168,468
8,702	Oregon Steel Mills, Inc. (b) (c)	176,564
4,852	Quanex Corp. (c)	332,702
5,285	Royal Gold, Inc. (c)	96,398
6,797	RTI International Metals, Inc. (b)	139,610
7,775	Ryerson Tull, Inc. (c)	122,456
6,346	Schnitzer Steel Industries, Inc. (c)	215,320
11,625	Steel Dynamics, Inc. (c)	440,355
3,366	Steel Technologies, Inc. (b) (c)	92,599
12,963	Stillwater Mining Co. (b) (c)	145,963
2,203	Titanium Metals Corp. (b) (c)	53,181
26,522	USEC, Inc.	256,998
2,651	Wheeling-Pittsburgh Corp. (b) (c)	102,170

		6,333,670

	Multi-Utilities—0.6%
74,687	Aquila, Inc. (b) (c)	275,595
14,542	Avista Corp.	256,957
131,826	Calpine Corp. (b) (c)	519,395
60,420	CMS Energy Corp. (b) (c)	631,389
11,374	Energen Corp.	670,497

		2,353,833

	Multiline Retail—0.2%
15,777	99 Cents Only Stores (b) (c)	254,956
13,765	Fred’s, Inc. (c)	239,511
9,069	ShopKo Stores, Inc. (b)	169,409
8,286	Tuesday Morning Corp. (b)	253,800

		917,676

	Oil & Gas—2.9%
5,627	Berry Petroleum Co. (b) (c)	268,408
7,247	Brigham Exploration Co. (b) (c)	65,223
10,438	Cabot Oil & Gas Corp.	461,881
4,125	Callon Petroleum Co. (b)	59,647
7,981	Cheniere Energy, Inc. (b) (c)	508,390
13,034	Cimarex Energy Co. (b)	493,989
10,637	Comstock Resources, Inc. (b)	234,546
5,181	Delta Petroleum Corp. (b) (c)	81,238
17,365	Denbury Resources, Inc. (b)	476,669
4,235	Edge Petroleum Corp. (b)	61,746
4,200	Education Lending Group, Inc. (b) (c)	65,142
7,156	Encore Aquisition Co. (b)	249,816
6,784	Energy Partners, Ltd. (b) (c)	137,512
15,805	Forest Oil Corp. (b)	501,335
8,619	Frontier Oil Corp. (c)	229,783
8,709	FX Energy, Inc. (b) (c)	101,721
3,544	Giant Industries, Inc. (b) (c)	93,951
6,432	Holly Corp. (c)	179,260
4,008	Houston Exploration Co. (b)	225,690
14,934	KCS Energy, Inc. (b) (c)	220,724
25,812	Magnum Hunter Resources, Inc. (b) (c)	332,975
4,011	McMoran Exploration Co. (b) (c)	75,006
19,468	Meridian Resource Corp. (b) (c)	117,781

Shares		Value (Note 1)

	Oil & Gas—(Continued)
13,199	Mission Resources Corp. (b)	$77,082
8,618	Overseas Shipholding Group, Inc.	475,714
5,791	Penn Virginia Corp.	234,941
5,229	Petroleum Development Corp.	201,683
25,043	Plains Exploration & Production Co. (b)	651,118
9,308	Quicksilver Resources, Inc. (b) (c)	342,348
20,296	Range Resources Corp. (c)	415,256
6,868	Remington Oil Gas Corp. (b)	187,153
5,263	Resource America, Inc. (c)	171,047
10,964	Southwestern Energy Co. (b)	555,765
7,514	Spinnaker Exploration Co. (b)	263,516
9,540	St. Mary Land & Exploration Co. (c)	398,200
7,009	Stone Energy Corp. (b)	316,036
8,423	Swift Energy Co. (b)	243,762
21,765	Tesoro Petroleum Corp. (b)	693,433
17,552	Vintage Petroleum, Inc.	398,255
8,368	Whiting Petroleum Corp. (b)	253,132

		11,120,874

	Paper & Forest Products—0.4%
8,960	Buckeye Technologies, Inc. (b)	116,570
3,743	Deltic Timber Corp. (b) (c)	158,890
9,400	Glatfelter (c)	143,632
5,609	Pope & Talbot, Inc.	95,970
9,301	Potlatch Corp. (c)	470,444
4,343	Schweitzer-Mauduit International, Inc.	147,445
14,665	Wausau-Mosinee Paper Corp.	261,917

		1,394,868

	Personal Products—0.4%
5,452	Chattem, Inc. (b) (c)	180,461
1,701	DEL Laboratories, Inc. (c)	59,110
7,262	Elizabeth Arden, Inc. (b) (c)	172,400
12,513	Harvest Natural Resources, Inc.	216,099
4,832	Mannatech, Inc. (c)	92,001
3,864	Nature’s Sunshine Products, Inc. (c)	78,671
16,776	NU Skin Enterprises, Inc.	425,775
9,893	Playtex Products, Inc. (b)	79,045
47,536	Revlon, Inc. (b)	109,333
2,959	USANA Health Sciences, Inc. (c)	101,198

		1,514,093

	Pharmaceuticals—1.9%
5,613	Able Laboratories, Inc. (c)	127,696
13,429	Adolor Corp. (b) (c)	133,216
28,720	Alkermes, Inc. (b) (c)	404,665
13,761	Alpharma, Inc.	233,249
7,941	Antigenics, Inc. (b) (c)	80,363
14,575	Ariad Pharmaceuticals, Inc. (b) (c)	108,292
12,957	AtheroGenics, Inc. (c)	305,267
5,447	Bentley Pharmaceuticals, Inc. (c)	58,555
5,194	Bone Care International, Inc. (b) (c)	144,653
4,061	Bradley Pharmaceuticals, Inc. (b) (c)	78,783
10,000	Connetics Corp. (b) (c)	242,900

See accompanying notes to schedule of investments and financial statements.

MSF-262

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Pharmaceuticals—(Continued)
9,721	Cypress Biosciences, Inc. (b)	$136,677
12,664	Discovery Laboratories, Inc.	100,426
4,445	DOV Pharmaceutical, Inc. (c)	80,232
8,584	First Horizon Pharmaceutical (b) (c)	196,488
17,970	Genaera Corp. (b) (c)	61,457
15,206	Guilford Pharmaceuticals, Inc. (b) (c)	75,270
5,381	HealthExtras, Inc. (b) (c)	87,710
4,898	Hollis-Eden Pharmaceuticals, Inc. (c)	46,139
15,628	Impax Laboratories, Inc. (b) (c)	248,173
12,311	Inspire Pharmaceutical, Inc. (b)	206,456
11,199	K-V Pharmaceutical Co. (Class A) (b) (c)	246,938
23,637	Ligand Pharmaceuticals, Inc. (Class B) (b) (c)	275,135
4,398	Mannkind Corp. (b) (c)	69,269
3,376	Nitromed, Inc. (b) (c)	89,970
7,233	Noven Pharmaceuticals, Inc. (b)	123,395
12,013	NPS Pharmaceuticals, Inc. (b) (c)	219,598
20,236	Oscient Pharmaceuticals Corp. (b)	73,861
8,321	Pain Therapeutics, Inc. (b) (c)	59,994
13,003	Palatin Technologies, Inc.	34,588
10,957	Par Pharmaceutical Cos., Inc. (b)	453,401
5,789	Penwest Pharmaceuticals Co. (b) (c)	69,237
21,707	Perrigo Co.	374,880
6,732	Pharmacyclics, Inc. (b) (c)	70,484
4,783	Pharmion Corp. (b) (c)	201,890
29,162	Pharmos Corp. (b) (c)	41,410
7,383	Pozen, Inc. (b) (c)	53,674
10,936	Salix Pharmaceuticals, Ltd. (c)	192,364
10,310	Star Scientific, Inc. (b) (c)	52,426
11,320	Supergen, Inc. (b) (c)	79,806
14,808	The Medicines Co. (b) (c)	426,470
4,867	Trimeris, Inc. (b) (c)	68,965
26,719	Valeant Pharmaceuticals International, Inc. (c)	704,046
15,418	Zila, Inc. (b)	65,989

		7,204,457

	Real Estate—6.9%
11,275	Aames Investment Corp. (REIT) (c)	120,643
8,031	Acadia Realty Trust (REIT)	130,905
8,033	Affordable Residential Communities (REIT) (c)	115,274
712	Alexander’s, Inc. (REIT) (b) (c)	153,080
5,881	Alexandria Real Estate Equities, Inc. (REIT)	437,664
3,997	American Campus Communities, Inc. (REIT)	89,893
34,894	American Financial Realty Trust (REIT)	564,585
10,923	American Home Mortgage Investment Corp. (REIT)	374,113
8,125	AMLI Residential Properties Trust (REIT) (c)	260,000
17,065	Anthracite Capital, Inc. (REIT) (c)	210,923
13,991	Anworth Mortgage Asset Corp. (REIT) (c)	149,844
2,373	Arbor Realty Trust, Inc. (REIT) (b)	58,233
6,766	Ashford Hospitality Trust, Inc. (REIT)	73,546
1,399	Avatar Holding, Inc. (b) (c)	67,292
4,713	Bedford Property Investors, Inc. (REIT) (c)	133,896
4,855	Bimini Management, Inc. (REIT)	77,971
8,757	BioMed Realty Trust, Inc. (REIT) (c)	194,493
5,473	Bluegreen Corp. (b) (c)	108,530
15,113	Brandywine Realty Trust (REIT) (b)	444,171

Shares		Value (Note 1)

	Real Estate—(Continued)
10,404	Capital Automotive (REIT)	$369,602
7,524	Capital Lease Funding, Inc. (REIT) (c)	94,050
3,168	Capital Trust, Inc. (REIT) (c)	97,289
4,958	Capstead Mortgage Corp. (REIT) (c)	52,257
17,283	CarrAmerica Realty Corp. (REIT)	570,339
8,042	CB Richard Ellis Group, Inc. (b)	269,809
5,543	Cedar Shopping Centers, Inc. (REIT)	79,265
6,234	Colonial Properties Trust (REIT) (c)	244,809
15,740	Commercial Net Lease Realty (REIT)	324,244
2,042	Consolidated Tomoka Land Co.	87,806
15,065	Cornerstone Realty Income Trust, Inc. (REIT)	150,349
10,355	Corporate Office Properties Trust (REIT) (c)	303,919
3,708	Correctional Properties Trust (REIT)	107,087
11,460	Cousins Properties, Inc. (REIT)	346,894
8,360	CRT Properties, Inc. (REIT)	199,470
6,160	Digital Realty Trust, Inc. (REIT)	82,975
6,425	EastGroup Properties, Inc. (REIT) (c)	246,206
7,169	Entertainment Properties Trust (REIT) (c)	319,379
13,405	Equity Inns, Inc. (REIT)	157,375
5,539	Equity Lifestyle Properties, Inc. (REIT) (c)	198,019
9,921	Equity One, Inc. (REIT)	235,425
7,281	Essex Property Trust, Inc. (REIT)	610,148
6,621	Extra Space Storage, Inc. (REIT) (c)	88,258
14,930	FelCor Lodging Trust, Inc. (REIT) (c)	218,725
12,667	First Industrial Realty Trust, Inc. (REIT) (c)	515,927
9,807	Gables Residential Trust (REIT)	350,993
6,406	Getty Realty Corp. (REIT)	184,044
8,997	Glenborough Realty Trust, Inc. (REIT)	191,456
10,960	Glimcher Realty Trust (REIT) (c)	303,702
3,174	Global Signal, Inc. (REIT) (c)	87,412
8,806	GMH Communities Trust (REIT)	124,165
6,482	Government Properties Trust, Inc. (REIT) (c)	63,913
14,975	Healthcare Realty Trust, Inc. (REIT)	609,482
8,714	Heritage Property Investment Trust, Inc. (REIT)	279,632
11,307	Highland Hospitality Corp. (REIT)	127,091
16,888	Highwoods Properties, Inc. (REIT)	467,798
9,766	Home Properties of New York, Inc. (REIT)	419,938
11,206	HomeBanc Corp. (REIT)	108,474
20,757	IMPAC Mortage Holdings, Inc. (REIT)	470,561
8,950	Innkeepers USA Trust (REIT)	127,090
12,856	Investors Real Estate Trust (REIT)	134,859
9,594	Jones Lang LaSalle, Inc. (b)	358,912
9,173	Kilroy Realty Corp. (REIT)	392,146
5,661	Kite Realty Group Trust (REIT)	86,500
8,485	Kramont Realty Trust (REIT)	198,549
8,909	LaSalle Hotel Properties (REIT)	283,573
15,085	Lexington Corporate Properties Trust (REIT)	340,619
5,486	LNR Property Corp.	345,124
4,753	LTC Properties, Inc. (REIT)	94,632
11,837	Luminent Mortgage Capital, Inc. (c)	140,860
10,875	Maguire Properties, Inc. (REIT) (c)	298,628
27,812	MeriStar Hospitality Corp. (REIT)	232,230
24,162	MFA Mortgage Investment, Inc. (REIT)	213,109
5,736	Mid-America Apartment Communities, Inc. (REIT) (c)	236,438
6,339	Mission West Properties, Inc. (REIT) (c)	67,447

See accompanying notes to schedule of investments and financial statements.

MSF-263

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Real Estate—(Continued)
6,746	National Health Investors, Inc. (REIT) (b)	$196,848
20,837	Nationwide Health Properties, Inc. (REIT)	494,879
12,408	New Century Financial Corp. (REIT) (c)	792,995
10,790	Newcastle Investment Corp. (REIT)	342,906
7,683	Novastar Financial, Inc. (REIT) (c)	380,309
15,032	Omega Healthcare Investors, Inc. (REIT)	177,378
3,560	Parkway Properties, Inc. (REIT)	180,670
10,295	Pennsylvania Real Estate Investment Trust (REIT)	440,626
12,685	Post Properties, Inc. (REIT)	442,706
14,162	Prentiss Properties Trust (REIT)	540,988
4,969	PS Business Parks, Inc. (REIT) (c)	224,102
7,833	RAIT Investment Trust (REIT)	219,089
4,666	Ramco-Gershenson Property Trust (REIT)	150,479
12,598	Realty Income Corp. (REIT) (c)	637,207
5,541	Redwood Trust, Inc. (REIT)	344,041
3,616	Saul Centers, Inc. (REIT)	138,312
15,351	Saxon Capital, Inc. (REIT)	368,270
17,568	Senior Housing Properties Trust (REIT) (c)	332,738
4,943	Sovran Self Storage, Inc. (REIT)	208,298
6,612	Strategic Hotel Capital, Inc. (REIT) (c)	109,098
9,733	Summit Properties, Inc. (REIT)	316,906
4,815	Sun Communities, Inc. (REIT)	193,804
6,789	Sunstone Hotel Investments, Inc. (REIT) (b)	141,075
8,784	Tanger Factory Outlet Centers, Inc. (REIT)	232,425
15,638	Taubman Centers, Inc. (REIT)	468,358
4,740	The Town & Country Trust (REIT) (c)	130,966
10,225	Trammell Crow Co. (b)	185,175
7,967	U-Store-It Trust (REIT) (c)	138,227
8,052	U.S. Restaurant Properties, Inc. (REIT) (c)	145,419
3,614	Universal Health Realty Income Trust, Inc. (REIT) (c)	116,118
6,696	Urstadt Biddle Properties, Inc. (REIT)	114,167
13,659	Washington Real Estate Investment Trust (REIT) (c)	462,630
7,812	Winston Hotels, Inc.(REIT) (c)	92,260

		26,533,528

	Road & Rail—1.4%
7,727	Arkansas Best Corp. (b) (c)	346,865
3,030	Covenant Transport, Inc. (b)	63,085
8,318	Dollar Thrifty Automotive Group, Inc. (b)	251,204
6,933	Florida East Coast Indiana, Inc. (c)	312,678
6,063	Genesee & Wyoming, Inc. (b)	170,552
13,348	Heartland Express, Inc. (b) (c)	299,930
18,824	Kansas City Southern Industries, Inc. (b) (c)	333,749
10,814	Knight Transportation, Inc. (b)	268,187
33,125	Laidlaw International, Inc. (b)	708,875
9,347	Landstar System, Inc. (b)	688,313
3,152	Marten Transport, Ltd. (b)	71,645
5,547	Old Dominion Freight Line, Inc. (b)	193,036
9,020	Pacer International, Inc.	191,765
2,239	PDI, Inc.	49,885
12,004	RailAmerica, Inc. (b) (c)	156,652
4,969	SCS Transportation, Inc.	116,125
15,956	Swift Transportation Co., Inc. (b) (c)	342,735
8,299	USF Corp.	314,947

Shares		Value (Note 1)

	Road & Rail—(Continued)
15,392	Werner Enterprises, Inc.	$348,475

		5,228,703

	Semiconductor & Semiconductor Equipment—3.1%
8,453	Actel Corp. (b) (c)	148,266
3,170	ADE Corp. (b) (c)	59,342
5,562	Advanced Energy Industries, Inc. (b) (c)	50,781
10,109	AMIS Holdings, Inc. (b)	167,001
16,323	Asyst Technologies, Inc. (b)	83,084
9,517	ATMI, Inc. (b) (c)	214,418
34,912	Axcelis Technologies, Inc. (b)	283,835
15,356	Brooks Automation, Inc. (b) (c)	264,430
7,983	Cabot Microelectronics Corp. (b) (c)	319,719
7,052	California Micro Devices Corp. (b)	49,999
24,607	Cirrus Logic, Inc. (b) (c)	135,585
6,914	Cohu, Inc.	128,324
30,683	Credence Systems Corp. (b) (c)	280,749
11,512	Cymer, Inc. (b) (c)	340,064
2,228	Diodes, Inc. (c)	50,420
9,744	DSP Group, Inc. (b)	217,583
3,951	Dupont Photomasks, Inc. (b) (c)	104,346
26,223	Emulex Corp. (b) (c)	441,595
14,120	Entegris, Inc. (b)	140,494
11,737	ESS Technology, Inc. (b)	83,450
14,200	Exar Corp. (b)	201,498
7,395	FEI Co. (b)	155,295
8,975	FormFactor, Inc. (b) (c)	243,581
12,064	Genesis Microchip, Inc. (c)	195,678
9,273	Helix Technology Corp.	161,257
33,601	Integrated Device Technology, Inc. (b) (c)	388,428
12,062	Integrated Silicon Solution, Inc. (b) (c)	98,908
22,880	Kopin Corp. (b)	88,546
17,667	Kulicke & Soffa Industries, Inc. (b) (c)	152,289
35,882	Lattice Semiconductor Corp. (b) (c)	204,527
15,723	LTX Corp. (b) (c)	120,910
13,025	Mattson Technology, Inc. (b) (c)	146,661
21,960	Micrel, Inc. (b) (c)	241,999
20,544	Microsemi Corp. (b)	356,644
16,160	Microtune, Inc. (b) (c)	98,738
33,697	Mindspeed Technologies, Inc. (c)	93,678
13,635	MIPS Technologies, Inc. (b) (c)	134,305
10,424	MKS Instruments, Inc. (b)	193,365
13,263	Mykrolis Corp.	187,937
16,788	OmniVision Technologies, Inc. (b) (c)	308,060
38,899	ON Semiconductor Corp. (b) (c)	176,601
5,114	PDF Solutions, Inc. (c)	82,387
6,962	Pericom Semiconductor Corp. (b)	65,652
9,583	Photronics, Inc. (b) (c)	158,119
13,479	Pixelworks, Inc. (b) (c)	152,852
6,528	PLX Technology, Inc. (b)	67,891
1,922	PortalPlayer, Inc. (b)	47,435
9,121	Power Integrations, Inc. (b)	180,413
60,946	RF Micro Devices, Inc. (b) (c)	416,871
3,886	Rudolph Technologies, Inc. (b) (c)	66,723

See accompanying notes to schedule of investments and financial statements.

MSF-264

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Semiconductor & Semiconductor Equipment—(Continued)
7,937	Sigmatel, Inc. (b)	$282,002
24,644	Silicon Image, Inc. (b)	405,640
28,215	Silicon Storage Technology, Inc. (b)	167,879
2,089	Siliconix, Inc. (b)	76,228
3,789	SiRF Technology Holdings, Inc. (b) (c)	48,196
47,458	Skyworks Solutions, Inc. (b) (c)	447,529
6,018	Standard Microsystems Corp. (b)	107,301
3,144	Supertex, Inc. (b)	68,225
7,847	Tessera Technologies, Inc. (b)	291,987
52,041	Transmeta Corp. (c)	84,827
6,244	Trident Microsystems, Inc. (b) (c)	104,400
47,255	TriQuint Semiconductor, Inc. (b) (c)	210,285
7,164	Ultratech, Inc. (b)	135,041
11,577	Varian Semiconductor Equipment, Inc. (b)	426,612
72,887	Vitesse Semiconductor Corp. (c)	257,291
14,401	Zoran Corp. (b) (c)	166,764

		12,030,940

	Software—3.4%
17,605	Actuate Corp. (b)	44,893
7,677	Advent Software, Inc. (b)	157,225
8,713	Allscripts Heathcare Solutions, Inc. (b) (c)	92,968
6,720	Altiris, Inc. (b) (c)	238,090
9,300	ANSYS, Inc.	298,158
20,569	Ascential Software Corp. (b)	335,480
12,519	Aspen Technology, Inc. (b) (c)	77,743
9,546	Authentidate Holding Corp. (b) (c)	59,090
25,131	Borland Software Corp. (b) (c)	293,530
23,667	Chordiant Software, Inc. (b)	53,961
5,421	Concord Communications, Inc. (b) (c)	60,065
7,655	Concur Technologies, Inc.	68,206
19,793	E. Piphany, Inc. (b)	95,600
13,688	Eclipsys Corp. (b) (c)	279,646
7,079	Embarcadero Technologies, Inc. (b) (c)	66,613
17,289	Entrust, Inc. (b)	65,525
14,628	Epicor Software Corp. (c)	206,109
4,544	EPIQ System, Inc. (b) (c)	66,524
6,508	FactSet Research Systems, Inc. (c)	380,327
13,487	FalconStor Software, Inc. (c)	129,071
3,508	Faro Technologies, Inc. (b)	109,379
12,065	Filenet Corp. (b)	310,794
12,260	Hyperion Solutions Corp. (b) (c)	571,561
27,709	Informatica Corp. (b)	224,997
11,469	Intervoice, Inc. (b)	153,111
9,136	Ivillage, Inc. (b)	56,460
9,424	JDA Software Group, Inc. (b)	128,355
12,077	KFX, Inc. (c)	175,358
9,350	Kronos, Inc. (b) (c)	478,065
18,216	Lawson Software, Inc. (b) (c)	125,144
15,747	Macrovision Corp. (b)	405,013
7,910	Magma Design Automation, Inc. (b) (c)	99,350
9,679	Manhattan Associates, Inc. (b) (c)	231,135
6,849	MAPICS, Inc.	72,257
6,753	MapInfo Corp. (b)	80,901
23,916	Mentor Graphics Corp. (b) (c)	365,676

Shares		Value (Note 1)

	Software—(Continued)
3,753	Merge Technologies, Inc. (b) (c)	$83,504
25,452	Micromuse, Inc. (b)	141,259
4,770	Micros Systems, Inc. (b)	372,346
3,790	MicroStrategy, Inc. (c)	228,347
6,430	MRO Software, Inc. (b)	83,719
10,246	MSC.Software Corp. (b) (c)	107,276
18,957	NETIQ Corp. (b)	231,465
3,947	Open Solutions, Inc. (b)	102,464
10,674	Packeteer, Inc. (b)	154,239
4,156	PalmSource, Inc. (b) (c)	52,947
85,578	Parametric Technology Corp. (b) (c)	504,054
7,725	Plato Learning, Inc. (b)	57,551
9,289	Progress Software Corp. (b)	216,898
1,152	Quality Systems, Inc. (c)	68,890
16,049	Quest Software, Inc. (b)	255,982
2,952	Renaissance Learning, Inc. (b) (c)	54,789
19,717	RSA Security, Inc. (b)	395,523
1	Safalink Corp.	3
7,401	SafeNet, Inc. (c)	271,913
4,042	Salesforce.com, Inc. (b) (c)	68,471
26,265	ScanSoft, Inc. (c)	110,050
7,904	SeaChange International, Inc. (b) (c)	137,846
12,086	Secure Computing Corp. (b)	120,618
8,957	Serena Software, Inc. (b) (c)	193,829
5,380	Sonic Solutions, Inc. (c)	120,727
4,095	SPSS, Inc. (b)	64,046
3,686	SS&C Technologies, Inc.	76,116
14,659	Take-Two Interactive Software, Inc. (b) (c)	509,987
4,488	TALX Corp. (b)	115,746
5,243	The Ultimate Software Group, Inc. (b)	66,481
12,229	THQ, Inc. (b) (c)	280,533
11,959	Transaction Systems Architects, Inc. (Class A) (b)	237,386
3,696	Ulticom, Inc. (b) (c)	59,247
3,829	Verint Systems, Inc. (b)	139,108
9,757	Verity, Inc. (b)	128,012
25,836	Wind River Systems, Inc. (b) (c)	350,078
6,845	Witness Systems, Inc. (b)	119,514

		12,937,344

	Specialty Retail—3.0%
4,205	A.C. Moore Arts & Crafts, Inc. (b) (c)	121,146
12,801	Aaron Rents, Inc. (Class B) (c)	320,025
17,662	Aeropostale, Inc. (b) (c)	519,793
1,395	America’s Car-Mart, Inc. (c)	53,010
6,591	Big 5 Sporting Goods Corp. (c)	192,062
6,538	Brookstone, Inc. (b)	127,818
3,295	Buckle, Inc. (b)	97,202
2,752	Build-A-Bear-Workshop, Inc. (b) (c)	96,733
3,822	Building Materials Holdings Corp. (b) (c)	146,344
6,057	Burlington Coat Factory Warehouse Corp. (b)	137,494
5,528	Cato Corp. (c)	159,317
36,594	Charming Shoppes, Inc. (b)	342,886
5,550	Childrens Place Retail Stores, Inc. (b) (c)	205,516
11,991	Christopher & Banks Corp. (c)	221,234
7,641	Cost Plus, Inc. (b)	245,505

See accompanying notes to schedule of investments and financial statements.

MSF-265

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Specialty Retail—(Continued)
14,942	CSK Auto Corp. (b)	$250,129
9,566	Dick’s Sporting Goods, Inc. (b) (c)	336,245
8,168	Dress Barn, Inc. (b) (c)	143,757
4,422	Electronics Boutique Holding Corp.	189,881
11,621	GameStop Corp. (Class B) (b)	260,427
7,205	Genesco, Inc. (b) (c)	224,364
7,543	Goody’s Family Clothing, Inc. (c)	68,943
5,854	Group 1 Automotive, Inc. (b)	184,401
7,791	Guitar Center, Inc. (b) (c)	410,508
4,608	Hancock Fabrics, Inc. (c)	47,785
5,275	Haverty Furniture Cos., Inc.	97,587
7,557	Hibbett Sporting Goods, Inc. (b)	201,092
19,040	Hollywood Entertainment Corp. (b) (c)	249,234
16,778	Hot Topic, Inc. (b) (c)	288,414
6,543	Jo Ann Stores, Inc.	180,194
2,826	Jos. A. Bank Clothiers, Inc. (c)	79,976
13,942	Linens ‘N Things, Inc. (b)	345,762
4,339	Lithia Motors, Inc. (b) (c)	116,372
3,841	MarineMax, Inc.	114,308
3,183	Monro Muffler Brake, Inc.	80,530
9,750	Movie Gallery, Inc. (c)	185,932
3,087	New York & Co., Inc. (b)	50,997
3,956	Party City Corp. (b)	51,151
21,098	Payless Shoesource, Inc. (b) (c)	259,505
18,411	Pep Boys-Manny Moe & Jack	314,276
6,328	Rent-Way, Inc. (b) (c)	50,687
11,658	Select Comfort Corp. (c)	209,144
3,126	Sharper Image Corp. (c)	58,925
9,745	Sonic Automotive, Inc.	241,676
6,031	Stage Stores, Inc.	250,407
7,397	Stein Mart, Inc. (b)	126,193
6,663	TBC Corp. (b)	185,231
11,157	The Bombay Co., Inc. (c)	61,698
13,612	The Finish Line, Inc. (Class A) (c)	249,100
9,692	The Gymboree Corp. (b) (c)	124,251
9,582	The Men’s Wearhouse, Inc. (b)	306,241
7,197	The Sports Authority, Inc. (b) (c)	185,323
12,243	Too, Inc. (b)	299,464
10,197	Tractor Supply Co. (b) (c)	379,430
7,783	Trans World Entertainment Corp. (b) (c)	97,054
6,364	United Auto Group, Inc. (b)	188,311
3,991	West Marine, Inc. (b) (c)	98,777
16,716	Zale Corp. (b) (c)	499,307

		11,329,074

	Textiles, Apparel & Luxury Goods—1.0%
6,358	Brown Shoe Co., Inc. (b)	189,659
2,235	Carter’s, Inc. (b)	75,968
2,327	Cherokee, Inc. (c)	82,097
3,013	Deckers Outdoor Corp. (b) (c)	141,581
6,509	DHB Industries, Inc. (c)	123,931
4,996	Guess?, Inc.	62,700
7,913	Hartmarx Corp. (b)	61,484
9,373	K-Swiss, Inc.	272,942
9,059	Kellwood Co.	312,535

Shares		Value (Note 1)

	Textiles, Apparel & Luxury Goods—(Continued)
2,769	Kenneth Cole Productions, Inc. (b)	$85,451
4,534	Movado Group, Inc.	84,559
4,440	Oxford Industries, Inc. (c)	183,372
8,966	Phillips Van Heusen Corp.	242,082
17,396	Quiksilver, Inc. (b)	518,227
9,455	Russell Corp.	184,183
6,446	Skechers U. S. A., Inc. (b)	83,540
3,352	Steven Madden, Ltd. (b)	63,219
13,783	Stride Rite Corp.	153,956
14,705	The Warnaco Group, Inc.	317,628
3,018	UniFirst Corp.	85,349
12,373	Wolverine World Wide, Inc.	388,760

		3,713,223

	Thrifts & Mortgage Finance—2.1%
5,304	Accredited Home Lenders Holding Co. (c)	263,503
6,914	Anchor Bancorp Wisconsin, Inc. (b)	201,543
4,713	Bank United Corp. (i)	0
14,201	BankAtlantic Bancorp, Inc. (Class A)	282,600
8,289	BankUnited Financial Corp. (b) (c)	264,833
1,717	Berkshire Hill Bancorp, Inc.	63,787
19,909	Brookline Bancorp, Inc. (c)	324,915
13,876	Charter Municipal Mortgage Acceptance Co.	339,129
2,020	Citizens First Bancorp, Inc.	48,844
4,664	Clifton Savings Bancorp (c)	56,668
4,289	Coastal Financial Corp. (c)	82,177
12,204	Commercial Capital Bancorp, Inc. (c)	282,889
12,596	Commercial Federal Corp.	374,227
10,912	Dime Community Bancorp, Inc. (b)	195,434
6,262	Downey Financial Corp.	356,934
2,819	Federal Agricultural Mortage Corp. (b)	65,683
3,744	Fidelity Bankshares, Inc.	160,093
26,558	First Niagara Financial Group, Inc.	370,484
5,245	First Place Financial Corp. (c)	117,435
5,072	FirstFed Financial Corp. (b)	263,085
10,415	Flagstar Bancorp, Inc. (c)	235,379
5,115	Flushing Financial Corp.	102,607
3,600	Franklin Bank Corp. (b)	65,700
2,161	Gabelli Asset Management, Inc. (b) (c)	104,852
3,939	Gladstone Capital Corp. (c)	93,354
5,982	Harbor Florida Bancshares, Inc. (b)	207,037
3,556	Horizon Financial Corp.	73,182
10,820	Hudson River Bancorp, Inc.	214,128
1,943	ITLA Capital Corp. (c)	114,229
9,880	KNBT Bancorp	166,972
8,506	MAF Bancorp, Inc.	381,239
6,125	Northwest Bancorp, Inc.	153,676
2,840	OceanFirst Financial Corp.	70,006
13,008	Ocwen Financial Corp. (b) (c)	124,356
10,422	Partners Trust Financial Group, Inc.	121,416
4,312	PFF Bancorp, Inc. (b)	199,775
12,862	Provident Bancorp, Inc. (c)	169,650
23,670	Provident Financial Services, Inc.	458,488
7,637	Sterling Financial Corp. (Washington)	299,829
5,112	TierOne Corp.	127,033

See accompanying notes to schedule of investments and financial statements.

MSF-266

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Thrifts & Mortgage Finance—(Continued)
9,993	United Community Financial Corp. (c)	$111,922
9,060	Waypoint Financial Corp.	256,851
2,138	WSFS Financial Corp.	128,964

		8,094,908

	Tobacco—0.2%
14,141	Dimon, Inc. (c)	95,027
4,780	Standard Commercial Corp.	93,019
7,899	Universal Corp.	377,888
8,891	Vector Group, Ltd. (c)	147,860

		713,794

	Trading Companies & Distributors—0.2%
9,084	Applied Industrial Technologies, Inc.	248,902
1,405	Lawson Products, Inc.	70,854
13,845	United Rentals, Inc. (b) (c)	261,671
7,183	Watsco, Inc.	252,985

		834,412

	Water Utilities—0.2%
4,979	American State Water Co.	129,454
5,594	California Water Service Group	210,614
2,619	Connecticut Water Service, Inc. (c)	69,377
3,736	Middlesex Water Co. (c)	70,760
2,706	PICO Holdings, Inc. (b)	56,204
2,310	SJW Corp.	84,084
5,514	Southwest Water Co. (c)	74,157

		694,650

	Wireless Telecommunication Services—0.4%
3,821	Airgate PCS, Inc. (b)	136,028
23,485	Alamosa Holdings, Inc. (b) (c)	292,858
5,257	Boston Communications Group, Inc. (b)	48,575
3,805	EMS Technologies, Inc.	63,239
12,775	Price Communications Corp. (b)	237,487
13,967	SBA Communications Corp. (b) (c)	129,614
8,940	USA Mobility, Inc. (b)	315,671
15,443	Wireless Facilities, Inc. (b) (c)	145,782

		1,369,254

	Total Common Stocks (Identified Cost $291,469,053)	367,272,532

Bonds & Notes—0.0%
Face Amount		Value (Note 1)

	Metals & Mining—0.0%
$91,000	Mueller Industries, Inc. 6.000%, 11/01/14	$89,180

	Total Bonds & Notes (Identified Cost $89,204)	89,180

Short Term Investments—4.7%
Face Amount		Value (Note 1)

	Discount Notes—4.7%
5,175,000	Federal Home Loan Bank 1.000%, 01/03/05	5,174,713
2,000,000	Federal Home Loan Mortgage 2.005%, 01/14/05	1,998,599
4,000,000	Federal Home Loan Mortgage 2.300%, 03/08/05	3,983,060
4,000,000	Federal Home Loan Mortgage 2.380%, 03/15/05	3,980,695
3,000,000	Federal National Mortgage Association 2.300%, 03/02/05	2,988,500

		18,125,567

	Total Short Term Investments (Identified Cost $18,125,567)	18,125,567

	Total Investments—100.8% (Identified Cost $309,683,824) (a)	385,487,279
	Other assets less liabilities	(3,206,856)

	Total Net Assets—100%	$382,280,423

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2004	Unrealized Appreciation
Russell 2000 Index	3/17/2005	44	$13,830,520	$14,386,900	$556,380

See accompanying notes to schedule of investments and financial statements.

MSF-267

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$385,487,279
Cash		21,311
Collateral for securities loaned		96,390,399
Receivable for:
Securities sold		270,509
Fund shares sold		179,886
Futures variation margin		8,370
Dividends and interest		451,994

Total Assets		482,809,748
Liabilities
Payable for:
Fund shares redeemed	$1,945,164
Securities purchased	2,019,868
Withholding taxes	90
Return of collateral for securities loaned	96,390,399
Accrued expenses:
Management fees	79,442
Service and distribution fees	21,954
Other expenses	72,408

Total Liabilities		100,529,325

Net Assets		$382,280,423

Net assets consist of:
Capital paid in		$288,767,993
Undistributed net investment income		2,698,147
Accumulated net realized gains (losses)		14,454,448
Unrealized appreciation (depreciation) on investments and futures contracts		76,359,835

Net Assets		$382,280,423

Computation of offering price :
Class A
Net asset value and redemption price per share ($254,897,517 divided by 18,194,147 shares outstanding)		$14.01

Class B
Net asset value and redemption price per share ($76,322,182 divided by 5,521,882 shares outstanding)		$13.82

Class E
Net asset value and redemption price per share ($51,060,724 divided by 3,659,190 shares outstanding)		$13.95

Identified cost of investments		$309,683,824

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$4,155,559	(a)
Interest		327,089	(b)

		4,482,648
Expenses
Management fees	$831,185
Service and distribution fees—Class B	135,931
Service and distribution fees—Class E	70,520
Directors’ fees and expenses	23,099
Custodian	223,742
Audit and tax services	21,371
Legal	8,442
Printing	96,662
Insurance	6,479
Miscellaneous	9,137

Total expenses		1,426,568

Net Investment Income		3,056,080

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	16,276,180
Futures contracts—net	1,681,637	17,957,817

Unrealized appreciation (depreciation) on:
Investments—net	33,758,715
Futures contracts—net	407,849	34,166,564

Net gain (loss)		52,124,381

Net Increase (Decrease) in Net Assets From Operations		$55,180,461

(a)	Net of foreign taxes of $1,182.
(b)	Includes income on securities loaned of $194,987.

See accompanying notes to financial statements.

MSF-268

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$3,056,080	$1,731,802
Net realized gain	17,957,817	6,096,509
Unrealized appreciation	34,166,564	72,846,941

Increase (decrease) in net assets from operations	55,180,461	80,675,252

From Distributions to Shareholders
Net investment income
Class A	(1,105,498)	(1,112,568)
Class B	(167,111)	(102,909)
Class E	(228,581)	(81,295)

Total distributions	(1,501,190)	(1,296,772)

Increase (decrease) in net assets from capital share transactions	33,887,460	64,625,698

Total increase (decrease) in net assets	87,566,731	144,004,178

Net Assets
Beginning of the period	294,713,692	150,709,514

End of the period	$382,280,423	$294,713,692

Undistributed (Overdistributed) Net Investment Income
End of the period	$2,698,147	$1,846,608

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	5,366,732	$67,037,890	5,686,713	$56,979,360
Reinvestments	87,116	1,105,498	135,514	1,112,568
Redemptions	(5,397,670)	(67,177,189)	(3,588,540)	(35,268,984)

Net increase (decrease)	56,178	$966,199	2,233,687	$22,822,944

Class B
Sales	3,236,659	$40,091,574	2,332,676	$23,234,929
Reinvestments	13,326	167,111	12,658	102,909
Redemptions	(1,109,001)	(13,697,642)	(591,173)	(5,883,928)

Net increase (decrease)	2,140,984	$26,561,043	1,754,161	$17,453,910

Class E
Sales	2,523,456	$31,408,820	2,777,443	$27,853,726
Reinvestments	18,070	228,581	9,914	81,295
Redemptions	(2,076,459)	(25,277,183)	(353,318)	(3,586,177)

Net increase (decrease)	465,067	$6,360,218	2,434,039	$24,348,844

Increase (decrease) derived from capital share transactions	2,662,229	$33,887,460	6,421,887	$64,625,698

See accompanying notes to financial statements.

MSF-269

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$11.95	$8.25	$10.43	$10.37	$12.52

Income From Investment Operations
Net investment income	0.12	0.08	0.08	0.10	0.11
Net realized and unrealized gain (loss) on investments	2.00	3.69	(2.20)	(0.01)	(0.55)

Total from investment operations	2.12	3.77	(2.12)	0.09	(0.44)

Less Distributions
Distributions from net investment income	(0.06)	(0.07)	(0.05)	(0.03)	(0.11)
Distributions from net realized capital gains	0.00	0.00	(0.01)	0.00	(1.60)

Total distributions	(0.06)	(0.07)	(0.06)	(0.03)	(1.71)

Net Asset Value, End of Period	$14.01	$11.95	$8.25	$10.43	$10.37

Total Return (%)	17.8	46.1	(20.5)	0.9	(3.8)
Ratio of operating expenses to average net assets (%)	0.37	0.47	0.49	0.55	0.55
Ratio of net investment income to average net assets (%)	0.97	0.89	0.99	1.03	0.89
Portfolio turnover rate (%)	39	42	53	47	78
Net assets, end of period (000)	$254,898	$216,744	$131,184	$141,958	$125,738
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	—	0.56	0.55

	Class B					Class E
	Year ended December 31,			January 2, 2001(a) through December 31, 2001		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003	2002			2004	2003	2002
Net Asset Value, Beginning of Period	$11.80	$8.16	$10.33	$9.84		$11.92	$8.23	$10.42	$10.46

Income From Investment Operations
Net investment income	0.08	0.05	0.05	0.06		0.09	0.07	0.07	0.01
Net realized and unrealized gain (loss) on investments	1.98	3.65	(2.17)	0.46		1.99	3.69	(2.20)	(0.05)

Total from investment operations	2.06	3.70	(2.12)	0.52		2.08	3.76	(2.13)	(0.04)

Less Distributions
Distributions from net investment income	(0.04)	(0.06)	(0.04)	(0.03)		(0.05)	(0.07)	(0.05)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.01)	0.00		0.00	0.00	(0.01)	0.00

Total distributions	(0.04)	(0.06)	(0.05)	(0.03)		(0.05)	(0.07)	(0.06)	0.00

Net Asset Value, End of Period	$13.82	$11.80	$8.16	$10.33		$13.95	$11.92	$8.23	$10.42

Total Return (%)	17.4	45.7	(20.6)	5.3	(b)	17.5	46.0	(20.6)	(0.4	)(b)
Ratio of operating expenses to average net assets (%)	0.62	0.72	0.74	0.80	(c)	0.52	0.62	0.64	0.70	(c)
Ratio of net investment income to average net assets (%)	0.77	0.64	0.79	0.83	(c)	0.82	0.74	1.08	1.58	(c)
Portfolio turnover rate (%)	39	42	53	47		39	42	53	47
Net assets, end of period (000)	$76,322	$39,911	$13,267	$7,292		$51,061	$38,059	$6,259	$8
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	—	0.81	(c)	—	—	—	0.71	(c)

(a)	Commencement of operations
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-270

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio (formerly State Street Research Aurora Portfolio)

Schedule of Investments as of December 31, 2004

Common Stocks—96.5% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—3.1%
362,200	AAR Corp. (b)	$4,933,164
73,000	Alliant Techsystems, Inc. (b)	4,772,740
138,100	Esterline Technologies Corp. (b)	4,508,965
163,800	HEICO Corp. (c)	3,700,242
16,480	HEICO Corp. (Class A)	284,939
122,400	Herley Industries, Inc. (b) (c)	2,489,616
193,300	Teledyne Technologies, Inc. (b)	5,688,819
115,600	Triumph Group, Inc. (b)	4,566,200

		30,944,685

	Air Freight & Logistics—0.7%
240,200	EGL, Inc. (b)	7,179,578

	Airlines—0.7%
460,800	Mesa Air Group, Inc. (b) (c)	3,658,752
167,300	SkyWest, Inc.	3,356,038

		7,014,790

	Auto Components—1.3%
104,530	BorgWarner, Inc.	5,662,390
319,500	Cooper Tire & Rubber Co.	6,885,225

		12,547,615

	Biotechnology—0.9%
483,300	Albany Molecular Research, Inc. (b)	5,383,962
245,700	InterMune, Inc. (b) (c)	3,257,982

		8,641,944

	Building Products—1.3%
244,850	Apogee Enterprises, Inc.	3,283,438
314,000	Comfort Systems USA, Inc. (b)	2,411,520
131,000	ElkCorp	4,482,820
324,300	Jacuzzi Brands, Inc. (b)	2,821,410

		12,999,188

	Capital Markets—2.0%
93,900	A.G. Edwards, Inc.	4,057,419
44,900	Affiliated Managers Group, Inc. (b) (c)	3,041,526
198,800	American Capital Strategies, Ltd. (c)	6,629,980
270,700	MCG Capital Corp. (c)	4,637,091
65,100	SWS Group, Inc. (c)	1,426,992

		19,793,008

	Chemicals—4.5%
572,410	Agrium, Inc.	9,645,108
186,800	Cambrex Corp.	5,062,280
180,600	Ferro Corp.	4,188,114
240,315	Lyondell Chemical Co.	6,949,910
39,600	Minerals Technologies, Inc.	2,641,320
125,200	OM Group, Inc. (b)	4,058,984
713,300	Omnova Solutions, Inc. (b)	4,008,746
219,900	Sensient Technologies Corp. (c)	5,275,401
100,100	Spartech Corp.	2,711,709

		44,541,572

Shares		Value (Note 1)

	Commercial Banks—1.0%
321,700	Sterling Bancshares, Inc.	$4,590,659
79,800	Zions Bancorp	5,428,794

		10,019,453

	Commercial Services & Supplies—3.2%
233,700	Corinthian Colleges, Inc. (b) (c)	4,404,077
245,400	Heidrick & Struggles International, Inc. (b) (c)	8,409,858
121,400	John H. Harland Co. (c)	4,382,540
203,300	Learning Tree International, Inc. (b) (c)	2,724,220
158,300	NCO Group, Inc. (b)	4,092,055
288,000	Steelcase, Inc. (c)	3,985,920
197,100	Tetra Tech, Inc. (b)	3,299,454
34,425	Viad Corp.	980,768

		32,278,892

	Communications Equipment—1.6%
222,900	Anaren, Inc. (b)	2,888,784
426,300	Andrew Corp. (b) (c)	5,810,469
217,100	CommScope, Inc. (b) (c)	4,103,190
507,700	NMS Communications Corp. (b) (c)	3,203,587
30,839	Tellabs, Inc. (b)	264,909

		16,270,939

	Computers & Peripherals—1.2%
224,300	Electronics for Imaging, Inc. (b)	3,905,063
107,800	Hutchinson Technology, Inc. (b) (c)	3,726,646
1,232,800	Silicon Graphics, Inc. (b) (c)	2,132,744
453,870	Simpletech, Inc. (b)	2,087,802

		11,852,255

	Construction & Engineering—2.0%
147,000	Dycom Industries, Inc. (b)	4,486,440
171,600	Insituform Technologies, Inc. (b) (c)	3,890,172
514,900	Integrated Electrical Services, Inc. (b) (c)	2,492,116
266,500	Walter Industries, Inc. (c)	8,989,045

		19,857,773

	Construction Materials—1.0%
186,600	Martin Marietta Materials, Inc.	10,012,956

	Consumer Finance—0.3%
137,600	MoneyGram International, Inc.	2,908,864

	Containers & Packaging—1.3%
420,800	Anchor Glass Container Corp. (c)	2,827,776
299,600	Caraustar Industries, Inc. (b)	5,039,272
217,900	Packaging Corp. of America	5,131,545

		12,998,593

	Diversified Financial Services—0.2%
235,700	Medallion Financial Corp.	2,286,290

	Diversified Telecommunication Services—0.7%
650,100	PTEK Holdings, Inc. (b)	6,962,571

See accompanying notes to schedule of investments and financial statements.

MSF-271

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio (formerly State Street Research Aurora Portfolio)

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Electric Utilities—0.5%
53,700	Hawaiian Electric Industries, Inc. (c)	$1,565,355
169,900	Westar Energy, Inc.	3,885,613

		5,450,968

	Electrical Equipment—2.3%
117,800	Acuity Brands, Inc.	3,746,040
25,200	C&D Technologies, Inc.	429,408
490,500	GrafTech International, Ltd. (b)	4,640,130
141,600	Regal Beloit Corp. (c)	4,049,760
116,400	Roper Industries, Inc.	7,073,628
113,700	Thomas & Betts Corp. (b)	3,496,275

		23,435,241

	Electronic Equipment & Instruments—5.2%
75,500	Anixter International, Inc. (b)	2,717,245
136,900	Avnet, Inc. (b)	2,497,056
145,900	AVX Corp. (c)	1,838,340
47,100	BEI Technologies, Inc.	1,454,448
186,500	Belden CDT, Inc. (b)	4,326,800
61,000	Benchmark Electronics, Inc. (b)	2,080,100
99,300	Excel Technology, Inc. (b)	2,581,800
3,500	Gerber Scientific, Inc. (b)	26,635
775,600	Kemet Corp. (b)	6,941,620
144,000	Lecroy Corp. (b) (c)	3,360,960
643,200	Technitrol, Inc.	11,706,240
64,501	Tektronix, Inc.	1,948,575
523,862	Veeco Instruments, Inc. (b) (c)	11,037,772

		52,517,591

	Energy Equipment & Services—4.9%
102,300	Atwood Oceanics, Inc. (b)	5,329,830
175,900	Core Laboratories NV (b)	4,107,265
721,300	Global Industries, Inc. (b)	5,979,577
901,100	Grey Wolf, Inc. (b) (c)	4,748,797
566,200	Hanover Compressor Co. (b) (c)	8,000,406
220,600	Maverick Tube Corp. (b) (c)	6,684,180
580,400	Newpark Resources, Inc. (b) (c)	2,989,060
202,600	Veritas DGC, Inc. (b)	4,540,266
292,300	W-H Energy Services, Inc. (b)	6,535,828

		48,915,209

	Food & Staples Retailing—1.6%
182,000	BJ’s Wholesale Club, Inc. (b) (c)	5,301,660
254,500	Longs Drug Stores Corp. (c)	7,016,565
420,000	Wild Oats Markets, Inc. (b) (c)	3,700,200

		16,018,425

	Food Products—0.2%
106,500	American Italian Pasta Co. (Class A) (c)	2,476,125

	Gas Utilities—0.3%
76,100	UGI Corp.	3,113,251

	Health Care Equipment & Supplies—2.3%
99,000	Cytyc Corp. (b)	2,729,430
92,100	ICU Medical, Inc. (b) (c)	2,518,014

Shares		Value (Note 1)

	Health Care Equipment & Supplies—(Continued)
122,500	Merit Medical Systems, Inc. (b)	$1,871,800
228,600	STERIS Corp. (b)	5,422,392
124,200	SurModics, Inc. (b) (c)	4,037,742
178,100	Viasys Healthcare, Inc. (b) (c)	3,383,900
76,200	Zoll Medical Corp. (b)	2,621,280

		22,584,558

	Health Care Providers & Services—3.9%
431,000	Hanger Orthopedic Group, Inc. (b) (c)	3,491,100
1,023,400	Hooper Holmes, Inc. (c)	6,058,528
154,900	LifePoint Hospitals, Inc. (b) (c)	5,393,618
204,700	Priority Healthcare Corp. (Class B) (b) (c)	4,456,319
330,100	Province Healthcare Co. (b)	7,377,735
192,200	RehabCare Group, Inc. (b)	5,379,678
982,200	Stewart Enterprises, Inc. (b)	6,865,578

		39,022,556

	Hotels, Restaurants & Leisure—3.5%
173,600	Boyd Gaming Corp.	7,230,440
180,200	California Pizza Kitchen, Inc. (b)	4,144,600
325,900	CKE Restaurants, Inc. (b) (c)	4,728,809
204,300	O’Charleys, Inc. (b)	3,994,065
93,600	Papa John’s International, Inc. (b) (c)	3,223,584
75,200	Penn National Gaming, Inc. (b)	4,553,360
307,200	Pinnacle Entertainment, Inc. (b)	6,076,416
75,550	Ryan’s Restaurant Group, Inc. (b)	1,164,981

		35,116,255

	Household Durables—1.6%
390,300	Champion Enterprises, Inc. (b) (c)	4,613,346
118,900	Furniture Brands International, Inc. (c)	2,978,445
323,900	La-Z-Boy, Inc. (c)	4,978,343
191,500	Tupperware Corp.	3,967,880

		16,538,014

	IT Services—2.1%
299,000	Carreker Corp. (b)	2,571,400
553,600	Ciber, Inc. (b)	5,336,704
157,000	Keane, Inc. (b)	2,307,900
303,700	Perot Systems Corp. (Class A) (b)	4,868,311
108,400	ProQuest Co. (b) (c)	3,219,480
100,900	StarTek, Inc. (c)	2,870,605

		21,174,400

	Industrial Conglomerates—0.3%
162,700	Tredegar Industries, Inc.	3,288,167

	Insurance—4.1%
64,100	Ambac Financial Group, Inc.	5,264,533
89,600	AmerUs Group Co. (c)	4,058,880
80,083	Fidelity National Financial, Inc.	3,657,391
240,800	Harleysville Group, Inc.	5,747,896
169,400	Hub International, Ltd.	3,118,654
51,900	KMG America Corp. (b)	570,900

See accompanying notes to schedule of investments and financial statements.

MSF-272

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio (formerly State Street Research Aurora Portfolio)

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Insurance—(Continued)
191,000	Odyssey Re Holdings Corp. (c)	$4,815,110
245,200	Ohio Casualty Corp. (b)	5,691,092
130,900	Platinum Underwriters Holdings, Ltd.	4,070,990
223,000	United National Group, Ltd. (b)	4,152,260

		41,147,706

	Internet Software & Services—0.3%
302,800	EarthLink, Inc. (b)	3,488,256

	Investment Company—2.2%
168,448	iShares Russell 2000 Index Fund (c)	21,814,016

	Leisure Equipment & Products—0.5%
247,100	Callaway Golf Co. (c)	3,335,850
136,300	Leapfrog Enterprises, Inc. (b) (c)	1,853,680

		5,189,530

	Machinery—8.7%
280,000	AGCO Corp. (b)	6,129,200
139,500	Federal Signal Corp. (c)	2,463,570
179,300	Flowserve Corp. (b)	4,937,922
406,600	JLG Industries, Inc. (c)	7,981,558
163,900	Joy Global, Inc.	7,118,177
203,900	Kadant, Inc. (b)	4,179,950
194,300	Navistar International Corp. (b)	8,545,314
131,400	Stewart & Stevenson Services, Inc.	2,658,222
86,700	Terex Corp. (b)	4,131,255
172,000	The Manitowoc Co., Inc.	6,475,800
286,700	Trinity Industries, Inc. (c)	9,770,736
163,700	Valmont Industries, Inc.	4,110,507
637,800	Wabtec Corp.	13,597,896
162,500	Watts Industries, Inc. (c)	5,239,000

		87,339,107

	Marine—0.4%
89,100	Kirby Corp. (b)	3,954,258

	Media—2.3%
87,200	Entercom Communications Corp. (b)	3,129,608
187,700	Gray Television, Inc.	2,909,350
65,700	Hollinger International, Inc. (c)	1,030,176
261,000	Journal Register Co. (b)	5,045,130
189,600	LIN TV Corp. (b) (c)	3,621,360
515,200	The Reader’s Digest Association, Inc. (Class A)	7,166,432

		22,902,056

	Metals & Mining—5.8%
447,200	Allegheny Technologies, Inc.	9,690,824
184,900	Compass Minerals International, Inc. (c)	4,480,127
323,300	Ladish, Inc. (b)	3,714,717
137,800	Massey Energy Co. (c)	4,816,110
139,800	NN, Inc.	1,846,758
202,600	NS Group, Inc. (b)	5,632,280
106,100	Peabody Energy Corp.	8,584,551
55,100	Phelps Dodge Corp.	5,450,492

Shares		Value (Note 1)

	Metals & Mining—(Continued)
176,000	RTI International Metals, Inc. (b)	$3,615,040
66,850	Titanium Metals Corp. (b) (c)	1,613,759
164,300	United States Steel Corp.	8,420,375

		57,865,033

	Oil & Gas—1.7%
127,800	Cabot Oil & Gas Corp.	5,655,150
61,500	Spinnaker Exploration Co. (b)	2,156,805
65,500	Stone Energy Corp. (b)	2,953,395
255,900	Vintage Petroleum, Inc.	5,806,371

		16,571,721

	Personal Products—1.0%
575,800	Playtex Products, Inc. (b)	4,600,642
168,390	Steiner Leisure, Ltd. (b)	5,031,493

		9,632,135

	Pharmaceuticals—0.8%
287,300	Valeant Pharmaceuticals International, Inc. (c)	7,570,355

	Real Estate—1.2%
115,400	Heritage Property Investment Trust, Inc. (REIT)	3,703,186
155,600	Highland Hospitality Corp. (REIT)	1,748,944
73,300	Lexington Corporate Properties Trust (REIT)	1,655,114
62,260	Rayonier, Inc. (REIT)	3,045,137
53,900	Reckson Associates Realty Corp. (REIT)	1,768,459

		11,920,840

	Road & Rail—0.3%
226,200	RailAmerica, Inc. (b)	2,951,910

	Semiconductor & Semiconductor Equipment—4.1%
162,100	Actel Corp. (b)	2,843,234
189,600	ATMI, Inc. (b) (c)	4,271,688
326,900	Brooks Automation, Inc. (b) (c)	5,629,218
535,900	Cypress Semiconductor Corp. (b) (c)	6,286,107
175,000	Helix Technology Corp.	3,043,250
475,100	IXYS Corp. (b) (c)	4,903,032
246,400	MKS Instruments, Inc. (b)	4,570,720
137,268	STATS ChipPAC, Ltd. (ADR) (b) (c)	840,080
381,200	TriQuint Semiconductor, Inc. (b) (c)	1,696,340
177,600	Varian Semiconductor Equipment, Inc. (b)	6,544,560

		40,628,229

	Software—2.0%
249,800	Ascential Software Corp. (b)	4,074,238
658,946	Aspen Technology, Inc. (b) (c)	4,092,055
161,100	IONA Technologies, Plc. (ADR) (b) (c)	813,555
417,700	Mentor Graphics Corp. (b) (c)	6,386,633
227,300	MRO Software, Inc. (b)	2,959,446
75,700	Pegasystems, Inc. (b) (c)	645,721
226,700	SkillSoft, Plc. (ADR) (b)	1,280,855

		20,252,503

See accompanying notes to schedule of investments and financial statements.

MSF-273

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio (formerly State Street Research Aurora Portfolio)

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Specialty Retail—3.4%
599,700	Charming Shoppes, Inc. (b) (c)	$5,619,189
297,100	Christopher & Banks Corp. (c)	5,481,495
152,900	CSK Auto Corp. (b)	2,559,546
12,126	GameStop Corp. (b)	271,744
36,700	Genesco, Inc. (b)	1,142,838
230,900	Hancock Fabrics, Inc. (c)	2,394,433
547,600	Payless Shoesource, Inc. (b)	6,735,480
271,400	Too, Inc. (b)	6,638,444
404,200	Tweeter Home Entertainment Group, Inc. (b) (c)	2,768,770

		33,611,939

	Textiles, Apparel & Luxury Goods—0.7%
136,080	Oshkosh B’Gosh, Inc. (c)	2,912,112
190,400	Russell Corp.	3,708,992

		6,621,104

	Thrifts & Mortgage Finance—0.9%
224,700	First Niagara Financial Group, Inc. (c)	3,134,565
102,500	Radian Group, Inc.	5,457,100

		8,591,665

	Wireless Telecommunication Services—0.4%
201,000	American Tower Corp. (Class A) (b)	3,698,400
	Total Common Stocks (Identified Cost $764,860,087)	964,512,489

Short Term Investments—3.9%
Face Amount		Value (Note 1)

	Commercial Paper—3.9%
$2,696,000	Caterpillar Financial Services Corp. 2.252%, 01/05/05	$2,695,326
10,526,000	The Goldman Sachs Group, L.P. 2.331%, 01/04/05	10,523,956
929,000	UBS Finance, Inc. 2.346%, 01/03/05	928,879
25,000,000	UBS Finance, Inc. 2.381%, 01/05/05	24,993,389

		39,141,550

	Total Short Term Investments (Identified Cost $39,141,550)	39,141,550

	Total Investments—100.4% (Identified Cost $804,001,637) (a)	1,003,654,039
	Other assets less liabilities	(4,407,096)

	Total Net Assets—100%	$999,246,943

See accompanying notes to schedule of investments and financial statements.

MSF-274

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio (formerly State Street Research Aurora Portfolio)

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$1,003,654,039
Collateral for securities loaned		200,145,520
Receivable for:
Fund shares sold		376,782
Dividends and interest		781,309

Total Assets		1,204,957,650
Liabilities
Payable for:
Fund shares redeemed	$4,296,109
Withholding taxes	4,722
Due to custodian bank	438,282
Return of collateral for securities loaned	200,145,520
Accrued expenses:
Management fees	688,729
Service and distribution fees	45,546
Other expenses	91,799

Total Liabilities		205,710,707

Net Assets		$999,246,943

Net assets consist of:
Capital paid in		$735,472,477
Accumulated net realized gains (losses)		64,122,064
Unrealized appreciation (depreciation) on investments		199,652,402

Net Assets		$999,246,943

Computation of offering price:
Class A
Net asset value and redemption price per share ( $666,800,189 divided by 34,791,961 shares outstanding)		$19.17

Class B
Net asset value and redemption price per share ( $58,675,904 divided by 3,085,165 shares outstanding)		$19.02

Class E
Net asset value and redemption price per share ( $273,770,850 divided by 14,365,875 shares outstanding)		$19.06

Identified cost of investments		$804,001,637

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$6,399,792	(a)
Interest		871,029	(b)

		7,270,821
Expenses
Management fees	$7,085,611
Service and distribution fees—Class B	40,839
Service and distribution fees—Class E	352,542
Directors’ fees and expenses	23,099
Custodian	205,715
Audit and tax services	21,371
Legal	21,085
Printing	243,881
Insurance	16,781
Miscellaneous	8,099

Total expenses before reductions	8,019,023
Expense reductions	(198,112)	7,820,911

Net Investment Income (Loss)		(550,090)

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		79,538,305
Unrealized appreciation (depreciation) on:
Investments—net		49,592,432

Net gain (loss)		129,130,737

Net Increase (Decrease) in Net Assets From Operations		$128,580,647

(a)	Net of foreign taxes of $15,657.
(b)	Includes income on securities loaned of $372,067.

See accompanying notes to financial statements.

MSF-275

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio (formerly State Street Research Aurora Portfolio)

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income (loss)	$(550,090)	$(611,204)
Net realized gain (loss)	79,538,305	(1,113,931)
Unrealized appreciation (depreciation)	49,592,432	224,185,640

Increase (decrease) in net assets from operations	128,580,647	222,460,505

Increase (decrease) in net assets from capital share transactions	130,062,137	142,876,054

Total increase (decrease) in net assets	258,642,784	365,336,559

Net Assets
Beginning of the period	740,604,159	375,267,600

End of the period	$999,246,943	$740,604,159

Undistributed (Overdistributed) Net Investment Income
End of the period	$0	$37,393

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	6,544,337	$112,507,468	7,836,580	$104,751,255
Shares issued through acquisition	0	0	2,995,052	$35,933,090
Redemptions	(5,518,652)	(95,179,548)	(5,911,082)	(73,825,374)

Net increase (decrease)	1,025,685	$17,327,920	4,920,550	$66,858,971

Class B
Sales	3,141,001	$53,821,146	70,625	$941,926
Redemptions	(123,564)	(2,144,803)	(3,814)	(54,506)

Net increase (decrease)	3,017,437	$51,676,343	66,811	$887,420

Class E
Sales	5,955,493	$101,427,500	6,656,313	$89,027,153
Redemptions	(2,357,768)	(40,369,626)	(967,127)	(13,897,490)

Net increase (decrease)	3,597,725	$61,057,874	5,689,186	$75,129,663

Increase (decrease) derived from capital share transactions	7,640,847	$130,062,137	10,676,547	$142,876,054

See accompanying notes to financial statements.

MSF-276

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio (formerly State Street Research Aurora Portfolio)

Financial Highlights

	Class A
	Year ended December 31,				July 5, 2000(a) through December 31, 2000
	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.62	$11.07	$14.13	$12.24	$10.00

Income From Investment Operations
Net investment income (loss)	0.00	(0.01)	(0.04)	0.02	0.03
Net realized and unrealized gain (loss) on investments	2.55	5.56	(2.95)	1.94	2.29

Total from investment operations	2.55	5.55	(2.99)	1.96	2.32

Less Distributions
Distributions from net investment income	0.00	0.00	(0.01)	(0.01)	(0.03)
Distributions from net realized capital gains	0.00	0.00	(0.06)	(0.06)	(0.05)

Total distributions	0.00	0.00	(0.07)	(0.07)	(0.08)

Net Asset Value, End of Period	$19.17	$16.62	$11.07	$14.13	$12.24

Total Return (%)	15.3	50.1	(21.3)	16.0	23.2	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	0.93	0.95	0.98	1.05	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.87	—	—	—	—
Ratio of net investment income (loss) to average net assets (%)	(0.03)	(0.10)	(0.28)	0.18	1.12	(c)
Portfolio turnover rate (%)	33	44	27	15	24	(c)
Net assets, end of period (000)	$666,800	$561,245	$319,202	$291,426	$54,379
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	—	—	1.34	(c)

	Class B					Class E
	Year ended December 31,			May 1, 2001(a) through December 31, 2001		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003	2002			2004	2003	2002
Net Asset Value, Beginning of Period	$16.53	$11.04	$14.12	$14.12		$16.55	$11.04	$14.12	$14.12

Income From Investment Operations
Net investment income (loss)	0.00	(0.01)	0.00	0.00		(0.02)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	2.49	5.50	(3.01)	0.00		2.53	5.53	(3.00)	0.01

Total from investment operations	2.49	5.49	(3.01)	0.00		2.51	5.51	(3.01)	0.00

Less Distributions
Distributions from net investment income	0.00	0.00	(0.01)	0.00		0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.06)	0.00		0.00	0.00	(0.06)	0.00

Total distributions	0.00	0.00	(0.07)	0.00		0.00	0.00	(0.07)	0.00

Net Asset Value, End of Period	$19.02	$16.53	$11.04	$14.12		$19.06	$16.55	$11.04	$14.12

Total Return (%)	15.1	49.7	(21.5)	0.0	(b)	15.2	49.9	(21.5)	0.0	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.14	1.18	1.20	1.23	(c)	1.04	1.08	1.10	1.13	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.12	—	—	—		1.02	—	—	—
Ratio of net investment income (loss) to average net assets (%)	(0.09)	(0.26)	(0.53)	0.00	(c)	(0.16)	(0.22)	(0.43)	(0.25	)(c)
Portfolio turnover rate (%)	33	44	27	15		33	44	27	15
Net assets, end of period (000)	$58,676	$1,120	$10	$0.1		$273,771	$178,240	$56,055	$6,720

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-277

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—99.3% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—2.3%
52,250	Engineered Support Systems, Inc. (c)	$3,094,245
25,200	Herley Industries, Inc. (b) (c)	512,568
66,600	Mercury Computer Systems, Inc. (b)	1,976,688
66,600	MTC Technologies, Inc. (b) (c)	2,235,762

		7,819,263

	Air Freight & Logistics—1.1%
20,300	Forward Air Corp. (b)	907,410
42,600	UTI Worldwide, Inc. (c)	2,897,652

		3,805,062

	Airlines—1.6%
16,600	AirTran Holdings, Inc. (b) (c)	177,620
37,800	ExpressJet Holdings, Inc. (b)	486,864
128,500	Frontier Airlines, Inc. (b) (c)	1,466,185
12,700	JetBlue Airways Corp. (b) (c)	294,894
148,300	SkyWest, Inc.	2,974,898

		5,400,461

	Auto Components—0.5%
49,400	Gentex Corp. (c)	1,828,788

	Automobiles—0.2%
20,700	Thor Industries, Inc. (c)	766,935

	Beverages—0.1%
20,400	Boston Beer, Inc. (b)	433,908

	Biotechnology—4.2%
47,100	Abgenix, Inc. (b) (c)	487,014
16,400	Celgene Corp. (b) (c)	435,092
18,073	Cephalon, Inc. (b) (c)	919,554
36,500	Charles River Laboratories
	International, Inc. (b)	1,679,365
72,700	Digene Corp. (b)	1,901,105
41,600	Human Genome Sciences, Inc. (b) (c)	500,032
16,800	ICOS Corp. (b)	475,104
19,600	Incyte Corp. (b) (c)	195,804
24,500	Invitrogen Corp. (b)	1,644,685
37,200	Martek Biosciences Corp. (b) (c)	1,904,640
28,900	Neurocrine Biosciences, Inc. (b) (c)	1,424,770
84,100	Protein Design Labs, Inc. (b)	1,737,506
32,800	Techne Corp. (b)	1,275,920
13,670	Vertex Pharmaceuticals, Inc. (b) (c)	144,492

		14,725,083

	Building Products—0.2%
24,600	Simpson Manufacturing, Inc.	858,540

	Capital Markets—2.7%
37,349	Affiliated Managers Group, Inc. (b) (c)	2,530,021
20,700	Eaton Vance Corp.	1,079,505
5,200	Greenhill & Co., Inc. (c)	149,240
47,300	Investors Financial Services Corp. (c)	2,364,054

Shares		Value (Note 1)

	Capital Markets—(Continued)
11,349	Legg Mason, Inc.	$831,428
41,200	Raymond James Financial, Inc.	1,276,376
42,100	Waddell & Reed Financial, Inc. (Class A)	1,005,769

		9,236,393

	Chemicals—0.5%
58,300	Symyx Technologies, Inc. (b) (c)	1,753,664

	Commercial Banks—2.0%
56,500	Boston Private Financial Holdings, Inc. (c)	1,591,605
33,100	East West Bancorp, Inc.	1,388,876
22,400	Silicon Valley Bancshares (b) (c)	1,003,968
41,600	Southwest Bancorp of Texas, Inc.	968,864
45,400	UCBH Holdings, Inc.	2,080,228

		7,033,541

	Commercial Services & Supplies—6.1%
12,342	Apollo Group, Inc. (Class A) (b)	996,123
37,700	Bright Horizons Family Solutions, Inc. (b)	2,441,452
22,400	Career Education Corp. (b)	896,000
46,733	ChoicePoint, Inc. (b)	2,149,251
44,100	Corinthian Colleges, Inc. (b)	831,064
52,200	DeVry, Inc. (b) (c)	906,192
75,400	Education Management Corp. (b)	2,488,954
8,419	Hewitt Associates, Inc. (Class A) (b)	269,492
53,975	Iron Mountain, Inc. (b)	1,645,698
42,000	ITT Educational Services, Inc. (b)	1,997,100
8,800	Jackson Hewitt Tax Service, Inc.	222,200
25,000	Stericycle, Inc. (b)	1,148,750
56,300	The Corporate Executive Board Co.	3,768,722
43,800	Waste Connections, Inc. (b)	1,500,150

		21,261,148

	Communications Equipment—2.7%
58,100	ADTRAN, Inc.	1,112,034
39,600	Anaren, Inc. (b)	513,216
8,625	Avocent Corp. (b)	349,485
8,300	Black Box Corp. (c)	398,566
90,200	Centillium Communications, Inc. (b) (c)	219,186
82,400	Inter-Tel, Inc. (c)	2,256,112
56,000	Plantronics, Inc.	2,322,320
66,693	Polycom, Inc. (b)	1,555,281
41,200	Powerwave Technologies, Inc. (b) (c)	349,376
37,000	REMEC, Inc. (b) (c)	266,770

		9,342,346

	Computers & Peripherals—2.1%
60,000	Avid Technology, Inc. (b)	3,705,000
75,600	Lexar Media, Inc. (b) (c)	592,704
218,000	Maxtor Corp. (b)	1,155,400
40,900	Pinnacle Systems, Inc. (b)	249,490
43,600	SanDisk Corp. (b) (c)	1,088,692
32,900	SBS Technologies, Inc. (b)	459,284

		7,250,570

See accompanying notes to schedule of investments and financial statements.

MSF-278

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Construction & Engineering—0.2%
29,000	Insituform Technologies, Inc. (b) (c)	$657,430

	Diversified Financial Services—0.5%
18,850	Doral Financial Corp.	928,363
13,700	The First Marblehead Corp. (b) (c)	770,625

		1,698,988

	Electronic Equipment & Instruments—3.8%
185,700	Aeroflex, Inc. (b)	2,250,684
34,200	Cognex Corp. (c)	954,180
27,000	Coherent, Inc. (b)	821,880
166,037	CyberOptics Corp. (b) (c)	2,468,970
14,800	Daktronics, Inc. (b) (c)	368,372
36,200	FLIR Systems, Inc. (b)	2,309,198
17,500	Kemet Corp. (b) (c)	156,625
6,011	National Instruments Corp. (c)	163,800
12,300	Newport Corp. (b)	173,430
52,700	Plexus Corp. (b)	685,627
6,200	ScanSource, Inc. (b) (c)	385,392
195,700	TTM Technologies, Inc. (b)	2,309,260

		13,047,418

	Energy Equipment & Services—4.0%
10,400	Atwood Oceanics, Inc. (b)	541,840
53,500	Cal Dive International, Inc. (b)	2,180,125
20,900	FMC Technologies, Inc. (b)	672,980
47,500	Global Industries, Inc. (b)	393,775
174,800	Grey Wolf, Inc. (b)	921,196
12,000	Helmerich & Payne, Inc.	408,480
12,800	Lone Star Technologies, Inc. (b)	428,288
33,600	Maverick Tube Corp. (b) (c)	1,018,080
29,200	National-Oilwell, Inc. (b) (c)	1,030,468
49,900	Oil States International, Inc. (b)	962,571
109,000	Patterson-UTI Energy, Inc.	2,120,050
54,500	Unit Corp. (b)	2,082,445
37,400	Varco International, Inc. (b)	1,090,210

		13,850,508

	Food & Staples Retailing—1.7%
21,000	Performance Food Group Co. (b)	565,110
324,100	SunOpta, Inc. (b) (c)	2,327,038
67,000	United Natural Foods, Inc. (b) (c)	2,083,700
8,300	Whole Foods Market, Inc.	791,405

		5,767,253

	Health Care Equipment & Supplies—5.8%
29,500	Advanced Neuromodulation Systems, Inc. (b) (c)	1,164,070
125,400	Computer Programs & Systems, Inc. (c)	2,903,010
16,800	Conceptus, Inc. (b) (c)	136,332
8,400	Cyberonics, Inc. (b) (c)	174,048
51,600	Cytyc Corp. (b)	1,422,612
29,350	Dentsply International, Inc.	1,649,470
43,600	ICU Medical, Inc. (b) (c)	1,192,024
10,400	IDEXX Laboratories, Inc. (b)	567,736

Shares		Value (Note 1)

	Health Care Equipment & Supplies—(Continued)
40,500	INAMED Corp. (b)	$2,561,625
20,300	Integra LifeSciences Holdings (b) (c)	749,679
18,200	Mentor Corp. (c)	614,068
31,100	Merit Medical Systems, Inc. (b)	475,208
35,500	Respironics, Inc. (b)	1,929,780
94,700	STERIS Corp. (b)	2,246,284
102,400	Thoratec Corp. (b) (c)	1,067,008
16,600	Varian, Inc. (b)	680,766
18,100	Wright Medical Group, Inc. (b)	515,850

		20,049,570

	Health Care Providers & Services—8.4%
67,250	Accredo Health, Inc. (b)	1,864,170
43,100	AmSurg Corp. (b) (c)	1,273,174
24,900	Community Health Systems, Inc. (b)	694,212
49,850	Coventry Health Care, Inc. (b)	2,646,038
41,500	D&K Healthcare Resources, Inc.	335,320
56,700	DaVita, Inc. (b)	2,241,351
73,400	Gentiva Health Services, Inc. (b)	1,227,248
6,200	Henry Schein, Inc. (b)	431,768
37,800	LifePoint Hospitals, Inc. (b) (c)	1,316,196
29,100	Manor Care, Inc.	1,031,013
16,100	Matria Healthcare, Inc. (b) (c)	629,027
54,200	Omnicare, Inc.	1,876,404
41,200	Patterson Cos., Inc. (b) (c)	1,787,668
47,000	Pharmaceutical Product Development, Inc. (b)	1,940,630
20,700	Priority Healthcare Corp. (Class B) (b) (c)	450,639
24,900	Renal Care Group, Inc. (b)	896,151
53,700	Symbion, Inc. (b) (c)	1,185,696
86,900	The Advisory Board Co. (b)	3,204,872
18,100	Triad Hospitals, Inc. (b)	673,501
42,100	United Surgical Partners International, Inc. (b) (c)	1,755,570
33,700	WellChoice, Inc. (b)	1,799,580

		29,260,228

	Hotels, Restaurants & Leisure—3.9%
40,700	Alliance Gaming Corp. (b) (c)	562,067
44,150	CEC Entertainment, Inc. (b)	1,764,676
6,200	International Speedway Corp. (Class A)	327,360
39,400	P.F. Chang’s China Bistro, Inc. (b) (c)	2,220,190
16,100	Peet’s Coffee & Tea, Inc. (b)	426,167
60,475	Rare Hospitality International, Inc. (b)	1,926,733
37,700	Ruby Tuesday, Inc. (c)	983,216
46,275	Sonic Corp. (b)	1,411,388
47,600	Station Casinos, Inc.	2,602,768
37,349	The Cheesecake Factory, Inc. (b) (c)	1,212,722

		13,437,287

	Household Durables—1.4%
7,400	Harman International Industries, Inc.	939,800
20,526	M.D.C. Holdings, Inc.	1,774,267
33,400	Toll Brothers, Inc. (b) (c)	2,291,574

		5,005,641

See accompanying notes to schedule of investments and financial statements.

MSF-279

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	IT Services—3.9%
26,700	CACI International, Inc. (b) (c)	$1,819,071
40,800	Cognizant Technology Solutions Corp. (Class A) (b)	1,727,064
64,800	Forrester Research, Inc. (b) (c)	1,162,512
24,460	Global Payments, Inc. (c)	1,431,888
220,600	Inforte Corp. (b) (c)	1,738,328
53,800	Resources Connection, Inc. (b) (c)	2,921,878
41,300	SRA International, Inc. (b)	2,651,460

		13,452,201

	Insurance—1.9%
19,100	Brown & Brown, Inc. (c)	831,805
42,900	Max Re Capital, Ltd.	915,057
28,300	RenaissanceRe Holdings, Ltd.	1,473,864
16,800	StanCorp Financial Group, Inc.	1,386,000
33,600	Triad Guaranty, Inc. (b) (c)	2,032,128

		6,638,854

	Internet & Catalog Retail—0.6%
128,400	drugstore.com, Inc. (b) (c)	436,560
75,536	Insight Enterprises, Inc. (b)	1,549,999

		1,986,559

	Internet Software & Services—2.6%
54,200	CNET Networks, Inc. (b) (c)	608,666
79,700	Digital Insight Corp. (b) (c)	1,466,480
69,800	EarthLink, Inc. (b)	804,096
54,500	F5 Networks, Inc. (b)	2,655,240
26,500	Jupitermedia Corp. (b) (c)	630,170
142,000	MatrixOne, Inc. (b) (c)	930,100
82,600	SupportSoft, Inc. (b) (c)	550,116
24,400	Websense, Inc. (b) (c)	1,237,568

		8,882,436

	Leisure Equipment & Products—1.0%
76,649	Marvel Enterprises, Inc. (b) (c)	1,569,772
61,725	SCP Pool Corp.	1,969,027

		3,538,799

	Machinery—1.0%
10,300	Dionex Corp. (b) (c)	583,701
33,400	Oshkosh Truck Corp.	2,283,892
16,500	Reliance Steel & Aluminum Co.	642,840

		3,510,433

	Media—3.4%
5,700	Catalina Marketing Corp. (c)	168,891
41,800	Cox Radio, Inc. (Class A) (b)	688,864
57,000	Digital Theater Systems, Inc. (b) (c)	1,147,410
96,100	Emmis Communications Corp. (Class A) (b)	1,844,159
22,900	Entercom Communications Corp. (b)	821,881
24,500	Getty Images, Inc. (b)	1,686,825
31,300	Insight Communications, Inc. (b) (c)	290,151
125,400	Radio One, Inc. (Class D) (b)	2,021,448

Shares		Value (Note 1)

	Media—(Continued)
81,900	Regent Communications, Inc. (b)	$434,070
46,700	Scholastic Corp. (b)	1,726,032
59,100	Spanish Broadcasting Systems, Inc. (b) (c)	624,096
12,500	Valassis Communications, Inc. (b)	437,625

		11,891,452

	Metals & Mining—0.3%
24,900	Steel Dynamics, Inc. (c)	943,212

	Multiline Retail—0.7%
17,850	Dollar Tree Stores, Inc. (b)	511,938
10,400	Family Dollar Stores, Inc.	324,792
96,450	Fred’s, Inc. (c)	1,678,230

		2,514,960

	Office Electronics—0.8%
51,142	Zebra Technologies Corp. (Class A) (b)	2,878,272

	Oil & Gas—1.6%
28,600	Cabot Oil & Gas Corp.	1,265,550
92,000	Comstock Resources, Inc. (b)	2,028,600
32,800	Spinnaker Exploration Co. (b) (c)	1,150,296
22,700	Stone Energy Corp. (b)	1,023,543

		5,467,989

	Pharmaceuticals—2.7%
36,100	Alkermes, Inc. (b) (c)	508,649
49,500	Andrx Corp. (b)	1,080,585
71,300	Bradley Pharmaceuticals, Inc. (b) (c)	1,383,220
58,600	Eon Labs, Inc. (b)	1,582,200
60,500	Medicis Pharmaceutical Corp. (Class A)	2,124,155
71,600	Noven Pharmaceuticals, Inc. (b)	1,221,496
10,400	Par Pharmaceutical Cos., Inc. (b) (c)	430,352
28,100	Taro Pharmaceutical Industries, Ltd. (b)	956,243

		9,286,900

	Real Estate—0.2%
8,400	Redwood Trust, Inc. (REIT) (c)	521,556

	Road & Rail—0.8%
41,500	Dollar Thrifty Automotive Group, Inc. (b)	1,253,300
37,500	Old Dominion Freight Line, Inc. (b)	1,305,000
16,300	Werner Enterprises, Inc.	369,032

		2,927,332

	Semiconductor & Semiconductor Equipment—5.8%
141,300	Advanced Energy Industries, Inc. (b) (c)	1,290,069
40,700	AMIS Holdings, Inc. (b) (c)	672,364
30,100	ATMI, Inc. (b) (c)	678,153
27,400	August Technology Corp. (b) (c)	288,522
113,200	Axcelis Technologies, Inc. (b)	920,316
10,600	Brooks Automation, Inc. (b)	182,532
32,500	Cohu, Inc. (c)	603,200
39,600	Cymer, Inc. (b) (c)	1,169,784

See accompanying notes to schedule of investments and financial statements.

MSF-280

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Semiconductor & Semiconductor Equipment—(Continued)
82,000	Entegris, Inc. (b)	$815,900
45,700	Exar Corp. (b)	648,483
45,500	Integrated Circuit Systems, Inc. (b)	951,860
94,300	Integrated Silicon Solution, Inc. (b) (c)	773,260
76,864	Intersil Corp. (Class A)	1,286,703
60,600	Lattice Semiconductor Corp. (b)	345,420
15,100	Micrel, Inc. (b)	166,402
7,350	Microchip Technology, Inc.	195,951
112,400	OmniVision Technologies, Inc. (b) (c)	2,062,540
52,400	Pericom Semiconductor Corp. (b)	494,132
2,300	PortalPlayer, Inc. (b)	56,764
18,700	Rudolph Technologies, Inc. (b)	321,079
53,600	Semtech Corp. (b) (c)	1,172,232
90,200	Silicon Storage Technology, Inc. (b) (c)	536,690
41,200	Skyworks Solutions, Inc. (b) (c)	388,516
29,000	Tessera Technologies, Inc. (b)	1,079,090
62,920	TriQuint Semiconductor, Inc. (b)	279,994
41,800	Varian Semiconductor Equipment, Inc. (b) (c)	1,540,330
94,691	Zoran Corp. (b)	1,096,522

		20,016,808

	Software—6.1%
83,325	Activision, Inc. (b)	1,681,498
111,900	Actuate Corp. (b)	285,345
145,800	Agile Software Corp. (b)	1,191,186
94,400	Borland Software Corp. (b)	1,102,592
31,600	Concord Communications, Inc. (b) (c)	350,128
26,600	EPIQ System, Inc. (b) (c)	389,424
16,800	FactSet Research Systems, Inc. (c)	981,792
59,419	Fair Isaac Corp. (c)	2,179,489
52,075	Hyperion Solutions Corp. (b) (c)	2,427,736
122,700	Informatica Corp. (b)	996,324
41,700	Jack Henry & Associates, Inc.	830,247
30,200	Macromedia, Inc. (b)	939,824
66,100	Macrovision Corp. (b)	1,700,092
34,000	Magma Design Automation, Inc. (b) (c)	427,040
4,100	Mercury Interactive Corp. (b)	186,755
77,100	Open Text Corp. (b) (c)	1,545,855
64,100	Packeteer, Inc. (b)	926,245
43,250	Radiant Systems, Inc. (b)	281,558
41,600	Red Hat, Inc. (b) (c)	555,360
37,200	RSA Security, Inc. (b)	746,232
53,000	Serena Software, Inc. (b) (c)	1,146,920
32,800	SkillSoft, Plc. (ADR) (b) (c)	185,320

		21,056,962

	Specialty Retail—6.9%
71,400	A.C. Moore Arts & Crafts, Inc. (b) (c)	2,057,034
27,300	AnnTaylor Stores Corp. (b)	587,769
80,650	Christopher & Banks Corp. (c)	1,487,993
59,550	Cost Plus, Inc. (b) (c)	1,913,341
42,800	Gamestop Corp. (Class A) (b) (c)	957,008
29,200	Group 1 Automotive, Inc. (b)	919,800
20,700	Hibbett Sporting Goods, Inc. (b)	550,827
83,200	Hot Topic, Inc. (b) (c)	1,430,208

Shares		Value (Note 1)

	Specialty Retail—(Continued)
54,400	Michaels Stores, Inc.	$1,630,368
45,800	O’Reilly Automotive, Inc. (b) (c)	2,063,290
79,055	Pacific Sunwear of California, Inc. (b)	1,759,764
49,800	PETsMART, Inc.	1,769,394
46,500	Rent-A-Center, Inc. (b)	1,232,250
41,600	Ross Stores, Inc.	1,200,992
12,400	Sonic Automotive, Inc.	307,520
41,500	The Gymboree Corp. (b)	532,030
28,800	The Talbots, Inc.	784,224
25,200	Tractor Supply Co. (b) (c)	937,692
3,900	Urban Outfitters, Inc. (b)	173,160
20,900	West Marine, Inc. (b) (c)	517,275
29,100	Williams-Sonoma, Inc. (b)	1,019,664

		23,831,603

	Textiles, Apparel & Luxury Goods—0.7%
66,949	Fossil, Inc. (b)	1,716,572
12,300	The Timberland Co. (Class A) (b)	770,841

		2,487,413

	Thrifts & Mortgage Finance—0.6%
49,100	IndyMac Bancorp, Inc.	1,691,495
8,400	The PMI Group, Inc.	350,700

		2,042,195

	Trading Companies & Distributors—0.4%
46,000	Hughes Supply, Inc.	1,488,100

	Wireless Telecommunication Services—1.3%
167,900	Nextel Partners, Inc. (Class A) (b) (c)	3,280,766
16,500	NII Holdings, Inc. (Class B) (b) (c)	782,925
62,000	Wireless Facilities, Inc. (b) (c)	585,280

		4,648,971

	Total Common Stocks (Identified Cost $266,505,373)	344,303,032

Short Term Investments—0.9%

	Mutual Funds—0.9%
3,142,045	T. Rowe Price Reserve Investment Fund (d)	3,142,045

	Total Short Term Investments (Identified Cost $3,142,045)	3,142,045

	Total Investments—100.2% (Identified Cost $269,647,418) (a)	347,445,077
	Other assets less liabilities	(773,904)

	Total Net Assets—100%	$346,671,173

See accompanying notes to schedule of investments and financial statements.

MSF-281

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$347,445,077
Collateral on securities loaned		87,028,884
Receivable for:
Fund shares sold		50,399
Dividends and interest		49,024

Total Assets		434,573,384
Liabilities
Payable for:
Fund shares redeemed	$661,863
Return of collateral for securities loaned	87,028,884
Accrued expenses:
Management fees	148,131
Service and distribution fees	5,373
Other expenses	57,960

Total Liabilities		87,902,211

Net Assets		$346,671,173

Net assets consist of:
Capital paid in		$324,882,137
Accumulated net realized gains (losses)		(56,008,623)
Unrealized appreciation (depreciation) on investments		77,797,659

Net Assets		$346,671,173

Computation of offering price:
Class A
Net asset value and redemption price per share ( $312,833,742 divided by 22,943,720 shares outstanding)		$13.63

Class B
Net asset value and redemption price per share ( $15,516,390 divided by 1,154,512 shares outstanding)		$13.44

Class E
Net asset value and redemption price per share ( $18,321,041 divided by 1,358,562 shares outstanding)		$13.49

Identified cost of investments		$269,647,418

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$823,665	(a)
Interest		126,714	(b)

		950,379
Expenses
Management fees	$1,661,490
Service and distribution fees—Class B	19,139
Service and distribution fees—Class E	23,988
Directors fees and expenses	23,099
Custodian	125,325
Audit and tax services	21,371
Legal	8,218
Printing	93,594
Insurance	7,234
Miscellaneous	4,012

Total expenses before reductions	1,987,470
Expense reductions	(9,698)	1,977,772

Net Investment Income (Loss)		(1,027,393)

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		16,667,874
Unrealized appreciation (depreciation) on:
Investments—net		18,677,046

Net gain (loss)		35,344,920

Net Increase (Decrease) in Net Assets From Operations		$34,317,527

(a)	Net of foreign taxes of $1,250.
(b)	Includes income on securities loaned of $82,207.

See accompanying notes to financial statements.

MSF-282

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income (loss)	$(1,027,393)	$(986,435)
Net realized gain (loss)	16,667,874	(9,730,867)
Unrealized appreciation (depreciation)	18,677,046	97,695,499

Increase (decrease) in net assets from operations	34,317,527	86,978,197

Increase (decrease) in net assets from capital share transactions	3,120,390	10,032,619

Total increase (decrease) in net assets	37,437,917	97,010,816

Net Assets
Beginning of the period	309,233,256	212,222,440

End of the period	$346,671,173	$309,233,256

Undistributed (Overdistributed) Net Investment Income
End of the period	$0	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	1,941,629	$24,466,037	2,828,137	$29,440,362
Redemptions	(3,263,743)	(40,853,480)	(2,729,601)	(27,234,181)

Net increase (decrease)	(1,322,114)	$(16,387,443)	98,536	$2,206,181

Class B
Sales	1,317,885	$16,243,534	12324	$137,409
Redemptions	(175,899)	(2,128,475)	(125)	(1,373)

Net increase (decrease)	1,141,986	$14,115,059	12,199	$136,036

Class E
Sales	791,916	$9,935,322	899,386	$9,552,795
Redemptions	(367,496)	(4,542,548)	(174,723)	(1,862,393)

Net increase (decrease)	424,420	$5,392,774	724,663	$7,690,402

Increase (decrease) derived from capital share transactions	244,292	$3,120,390	835,398	$10,032,619

See accompanying notes to financial statements.

MSF-283

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.27	$8.71	$11.89	$14.30	$15.73

Income From Investment Operations
Net investment income (loss)	(0.04)	(0.04)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	1.40	3.60	(3.14)	(1.27)	(1.40)

Total from investment operations	1.36	3.56	(3.18)	(1.31)	(1.43)

Less Distributions
Distributions from net realized capital gains	0.00	0.00	0.00	(1.10)	0.00

Total distributions	0.00	0.00	0.00	(1.10)	0.00

Net Asset Value, End of Period	$13.63	$12.27	$8.71	$11.89	$14.30

Total Return (%)	11.1	40.9	(26.7)	(9.0)	(9.1)
Ratio of operating expenses to average net assets before expense reductions (%)	0.60	0.63	0.61	0.61	0.58
Ratio of operating expenses to average net assets after expense reductions(%) (d)	0.60	0.63	—	—	0.58
Ratio of net investment income (loss) to average net assets (%)	(0.31)	(0.39)	(0.38)	(0.34)	(0.19)
Portfolio turnover rate (%)	28	25	44	38	68
Net assets, end of period (000)	$312,834	$297,728	$210,410	$298,699	$337,343

	Class B				Class E
	Year ended December 31,		July 30, 2002(a) through December 31,		Year ended December 31,			May 1, 2001(a) through December 31,
	2004	2003	2002		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.11	$8.59	$8.67		$12.15	$8.64	$11.80	$12.22

Income From Investment Operations
Net investment income (loss)	(0.03)	(0.01)	(0.01)		(0.05)	(0.03)	(0.02)	0.00
Net realized and unrealized gain (loss) on investments	1.36	3.53	(0.07)		1.39	3.54	(3.14)	(0.42)

Total from investment operations	1.33	3.52	(0.08)		1.34	3.51	(3.16)	(0.42)

Net Asset Value, End of Period	$13.44	$12.11	$8.59		$13.49	$12.15	$8.64	$11.80

Total Return (%)	11.0	41.0	(0.9	)(b)	11.0	40.6	(26.8)	(3.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.85	0.88	0.86	(c)	0.75	0.78	0.76	0.76	(c)
Ratio of operating expenses to average net assets after expense reductions(%) (d)	0.85	0.88	—		0.75	0.78	—	—
Ratio of net investment income (loss) to average net assets (%)	(0.52)	(0.59)	(0.63	)(c)	(0.45)	(0.52)	(0.53)	0.00	(c)
Portfolio turnover rate (%)	28	25	44		28	25	44	38
Net assets, end of period (000)	$15,516	$152	$3		$18,321	$11,353	$1,809	$0.1

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-284

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—98.6% of Total Net Assets

Shares		Value (Note 1)

	Australia—0.1%
27,700	CSL, Ltd.	$631,668

	Austria—0.3%
13,561	Bank Austria Creditanstalt AG (c)	1,220,196

	Belgium—0.4%
23,067	Delhaize Group, Plc.	1,747,622

	Bermuda—0.0%
136,000	Peoples Food Holdings, Inc.	124,924

	Brazil—2.2%
82,200	Banco Bradesco S.A. (ADR) (c)	2,059,932
111,200	Tele Norte Leste Participacoes S.A. (ADR) (c)	1,875,944
45,700	Telecomunicacoes Brasileiras S.A. (ADR) (c)	1,470,626
56,900	Unibanco-Uniao de Banco Brasileiros S.A. (GDR) (c)	1,804,868
129,750	Votorantim Celulosee Papel S.A. (ADR) (c)	2,101,950

		9,313,320

	Canada—0.5%
82,200	Abitibi-Consolidated, Inc. (c)	564,352
57,600	Celestica, Inc. (b) (c)	812,736
107,700	Tembec, Inc.	645,430

		2,022,518

	Cayman Island—0.4%
450,000	Global Bio Chemistry Technology, Inc. (c)	297,891
63,500	The 9, Ltd. (ADR)	1,499,870

		1,797,761

	Denmark—1.4%
111,010	Danske Bank A/S	3,388,213
230,100	GN Store Nord A/S (c)	2,468,186

		5,856,399

	Estonia—0.2%
49,217	Hansabank, Ltd.	640,267

	Finland—1.0%
77,100	Nokia Corp. (ADR)	1,208,157
95,004	Nokia Oyj	1,486,406
74,100	UPM-Kymmene Oyj	1,644,824

		4,339,387

	France—12.2%
56,100	Accor S.A. (c)	2,443,860
191,600	Alcatel S.A. (ADR)	2,994,708
4,200	Autoroutes Paris	252,722
135,700	AXA S.A. (c)	3,350,935
12,446	Bacou-Dalloz	994,137
61,273	BNP Paribas S.A. (c)	4,420,983
33,200	Bouygues S.A. (c)	1,527,192
41,500	CNP Assurances S.A. (c)	2,958,662
18,072	Credit Agricole S.A.	542,540

Shares		Value (Note 1)

	France—(Continued)
24,700	Dassault Systems S.A. (ADR)	$1,246,609
15,378	Eiffage S.A. (c)	1,768,698
57,200	Elior	648,391
138,893	France Telecom S.A. (ADR)	4,594,580
37,626	Medidep S.A. (b)	1,169,980
53,800	NRJ Groupe	1,176,090
29,046	Orpea (b)	1,021,755
6,600	Pernod Ricard S.A. (c)	1,006,726
75,100	Sanofi-Synthelabo S.A. (ADR) (c)	3,007,755
66,955	Suez S.A. (c)	1,781,330
40,551	Total S.A. (c)	8,850,825
13,200	Total S.A. (ADR) (c)	1,449,888
156,800	Vivendi Universal S.A. (ADR)	5,028,576

		52,236,942

	Germany—10.0%
61,829	Allianz AG	8,161,713
32,700	BASF AG (ADR) (c)	2,355,054
37,500	Bilfinger & Berger Bau AG	1,535,645
147,910	DAB Bank AG (b) (c)	1,099,865
29,400	Deutsche Boerse AG	1,761,462
309,200	Deutsche Telekom AG (ADR) (c)	7,012,656
35,500	E.ON AG	3,221,483
33,393	freenet.de AG (b) (c)	855,865
17,700	Fresenius Medical Care AG	1,648,881
33,199	HeidelbergCement AG (c)	1,989,660
64,343	Hochtief AG (c)	2,089,172
95,008	Hypo Real Estate Holding AG (b)	3,921,594
36,300	K&S AG	1,921,956
47,281	RWE AG (c)	2,606,590
20,000	Siemens AG (ADR) (c)	1,693,400
28,947	United Internet AG	781,053

		42,656,049

	Greece—1.3%
30,700	COSMOTE Mobile Telecommunications S.A.	612,381
48,450	EFG Eurobank Ergasias S.A.	1,656,208
50,730	OPAP S.A.	1,398,140
65,400	Public Power Corp.	1,821,641

		5,488,370

	Hong Kong—3.6%
113,000	Cheung Kong Holdings, Ltd.	1,129,125
33,600	China Netcom Group Corp. (ADR) (b) (c)	899,136
218,600	HSBC Holdings, Plc. (c)	3,738,846
337,000	Hutchison Whampoa, Ltd. (c)	3,151,308
1,791,000	PCCW, Ltd.	1,134,116
672,000	Shun Tak Holdings, Inc.	738,500
1,626,000	Sino Land Co. (c)	1,608,962
325,000	Techtronic Industries Co., Ltd. (c)	710,387
261,000	Television Broadcasts, Ltd.	1,208,114
326,000	The Wharf Holdings, Ltd.	1,139,924

		15,458,418

See accompanying notes to schedule of investments and financial statements.

MSF-285

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Hungary—0.1%
13,900	OTP Bank	$426,845

	Ireland—1.5%
101,037	Allied Irish Banks, Plc.	2,093,173
332,486	C & C Group, Plc. (b)	1,346,080
593,771	Independent News & Media, Plc.	1,864,788
65,200	Jurys Doyle Hotel Group, Plc.	1,087,379

		6,391,420

	Italy—7.4%
38,100	Assicuraziono Generali S.p.A.	1,286,966
54,600	Banca Antonveneta S.p.A.	1,433,310
661,498	Banca Intesa S.p.A.-RNC	2,834,079
83,400	Banche Popolari Unite S.c.ar.l.	1,688,127
109,600	Banco Popolare di Verona e Novara S.c.ar.l.	2,218,638
75,160	Buzzi Unicem S.p.A. (c)	1,091,969
204,700	Cassa di Risparmio di Firenze	498,731
52,937	Davide Campari-Milano, S.p.A.	3,402,931
33,100	Eni S.p.A. (ADR) (c)	4,165,304
159,800	ENI-Ente Nazionale Idrocarburi S.p.A. (c)	3,995,225
110,500	Geox S.p.A.	855,620
39,400	Lottomatica S.p.A. (c)	1,439,957
84,100	Mediobanca S.p.A.	1,357,667
69,600	Sias	982,457
1,400,000	Telecom Italia S.p.A.-RNC	4,526,632

		31,777,613

	Japan—18.9%
55,500	Aisin Seiki Co., Ltd.	1,406,153
108,900	Asahi Breweries, Ltd.	1,346,991
69,000	Asahi Glass Co., Ltd. (c)	758,330
50,800	Canon, Inc. (c)	2,744,206
45,500	Circle K Sunkus Co., Ltd.	1,166,485
353,000	Daiwa Securities Group, Inc.	2,533,570
17,300	Don Quijote Co., Ltd. (c)	880,450
411	East Japan Railway Co.	2,283,664
41,700	FamilyMart Co., Ltd.	1,213,480
17,700	Fancl Corp.	679,353
35,000	Fuji Photo Film Co., Ltd.	1,290,518
1,700	Hitachi Software Engineering Co., Ltd.	38,624
44,400	Honda Motor Co., Ltd. (c)	2,303,882
39,500	Ito-Yokado Co., Ltd.	1,658,315
22,200	JAFCO Co., Ltd.	1,501,472
84,000	Matsushita Electric Industrial Co., Ltd. (c)	1,339,056
114	Millea Holdings, Inc. (c)	1,689,906
292,000	Mitsubishi Electric Corp.	1,430,226
129,000	Mitsubishi Securities (c)	1,403,271
170	Mitsubishi Tokyo Financial Group, Inc.	1,716,943
94,000	Mitsui Fudosan Co., Ltd. (c)	1,143,023
108,000	Mitsui Trust Holdings, Inc.	1,075,342
465	Mizuho Financial Group, Inc.	2,328,418
87,700	Nichicon Corp.	1,123,055
455,000	Nikko Cordial Corp.	2,413,214
42,000	Nikon Corp. (c)	519,527
336,000	Nippon Chemi-Con Corp.	1,830,428

Shares		Value (Note 1)

	Japan—(Continued)
42,100	Nippon Electronic, Inc.	$1,077,555
114,000	Nippon Oil Corp.	728,781
13,000	Nishimatsuya Chain Co., Ltd. (c)	490,071
95,600	Nissan Motor Co., Ltd.	1,043,889
42,900	Nitto Denko Corp.	2,352,746
203,000	Nomura Holdings, Inc.	2,943,743
55	NTT Urban Development	240,387
12,400	Oracle Corp.	642,171
125,000	Ricoh Co., Ltd. (c)	2,410,175
8,700	Rohm Co., Ltd.	898,262
144,000	Sanden Corp. (c)	888,002
132,000	Sanken Electric Co., Ltd. (c)	1,722,298
12,050	SFCG Co., Ltd. (c)	3,036,873
187,000	Sumitomo Electric Industries, Ltd. (c)	2,028,776
153,000	Sumitomo Forestry Co., Ltd.	1,531,672
553	Sumitomo Mitsui Financial Group, Inc. (c)	4,007,219
686,000	Sumitomo Osaka Cement Co., Ltd.	1,675,191
35,050	T & D Holdings, Inc.	1,671,555
178,000	Teijin, Ltd.	769,820
260,000	The Nishi-Nippon Bank, Ltd.	1,001,813
3,000	TIS, Inc.	131,013
172,000	Toyo Ink Manufacturing Co., Ltd.	684,463
33,200	Toyota Motor Corp.	1,352,483
9,100	Toys “R” Us-Japan, Ltd.	164,713
508	UFJ Holdings, Inc.	3,062,330
51,000	Yamanouchi Pharmaceutical Co., Ltd. (c)	1,986,869
135,000	Yamato Transport Co., Ltd.	2,001,384
20,700	York-Benimaru Co., Ltd.	640,649

		81,002,805

	Luxembourg—0.9%
45,200	Millicom International Cellular S.A. (b) (c)	1,027,396
70,772	SES Global, Inc.	914,839
72,800	Stolt-Nielsen S.A. (ADR) (c)	2,077,712

		4,019,947

	Mexico—0.0%
37,900	Industrias Penoles	203,800

	Netherlands—5.3%
105,394	Aegon NV	1,430,999
111,000	ASML Holding NV (ADR) (b) (c)	1,766,010
41,100	European Aeronautic Defense & Space Co. NV	1,188,808
123,192	ING Groep NV	3,714,335
246,300	Koninklijke Ahold NV (ADR) (c)	1,913,751
21,100	Koninklijke Numico NV (b)	758,243
60,400	Koninklijke Philips Electronics NV (ADR) (c)	1,600,600
42,368	Koninklijke Wessanen NV	542,245
36,200	Randstad Holding NV	1,419,463
50,900	Unilever NV (ADR) (c)	3,395,539
263,259	Versatel Telecom International NV (b) (c)	757,886
54,725	VNU NV (c)	1,608,836
124,344	Wolters Kluwer NV	2,485,099

		22,581,814

See accompanying notes to schedule of investments and financial statements.

MSF-286

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	New Zealand—0.2%
386,657	Warehouse Group, Ltd.	$1,008,726

	Norway—0.4%
49,400	Norske Skogindustrier ASA (c)	1,063,270
78,300	Tandberg Television ASA (b)	677,977

		1,741,247

	Poland—0.3%
72,000	Polski Koncern	906,825
35,300	Powszechna Kasa OS	327,113

		1,233,938

	Portugal—0.4%
314,900	Banco Comercial Portugues S.A.	805,703
93,300	Brisa-Auto Estradas de Portugal S.A.	852,601

		1,658,304

	Singapore—0.6%
131,586	DBS Group Holdings, Inc.	1,295,760
58,700	Flextronics International, Ltd. (b) (c)	811,234
51,735	Overseas-Chinese Banking Corp.	427,578

		2,534,572

	South Africa—0.8%
107,245	Massmart Holdings, Ltd.	859,682
78,600	MTN Group, Ltd.	604,805
92,400	Standard Bank, Ltd.	1,075,679
300,000	Steinhoff International Holdings, Inc.	668,711

		3,208,877

	South Korea—1.2%
15,750	Kookmin Bank	614,066
25,140	Lg Electronics, Inc.	1,552,239
33,980	LG Petrochemical Co., Ltd.	852,947
85,220	Shinhan Financial Group Co., Ltd.	1,924,779

		4,944,031

	Spain—1.2%
12,311	Antena 3 de Television S.A. (b) (c)	885,570
52,100	Banco Santander Central Hispano S.A.	645,025
1,900	Gamesa Corporacion Tecnologica S.A. (c)	26,469
44,570	Gestevision Telecino S.A. (b) (c)	915,348
14,200	Repsol-YPF S.A. (ADR)	370,620
42,100	Telefonica S.A. (ADR) (c)	2,378,650

		5,221,682

	Sweden—1.8%
158,300	Eniro AB (c)	1,612,749
143,650	Gambro AB (Class A)	2,043,674
117,800	OM HEX AB (c)	1,499,595

Shares		Value (Note 1)

	Sweden–(Continued)
14,100	Oriflame Cosmetics S.A. (SDR) (b) (c)	$325,737
75,800	Telefonaktiebolaget LM Ericsson (ADR)	2,386,942

		7,868,697

	Switzerland—8.5%
12,811	Actelion, Ltd. (b)	1,310,303
8,627	Barry Callebaut AG	2,138,013
79,394	Compagnie Financière Richemont AG	2,638,079
114,306	Credit Suisse Group (c)	4,807,579
15,868	Nestle S.A.	4,145,012
118,596	Novartis AG	5,952,033
59,689	Phonak Holding AG	1,960,876
58,783	Roche Holding AG	6,738,435
2,494	Sika AG	1,490,305
6,992	Swiss Life Holding (c)	1,013,209
49,621	UBS AG (c)	4,143,288

		36,337,132

	Taiwan—1.3%
1,226,990	Compal Electronics, Inc.	1,222,244
187,749	Hon Hai Precision Industry Co., Ltd.	867,287
715,279	Quanta Computer, Inc.	1,282,879
718,000	Taiwan Semiconductor Manufacturing Co., Ltd. (b)	1,138,999
1,934,440	United Microelectronics Corp.	1,245,635

		5,757,044

	Thailand—0.1%
253,100	Thai Oil, Plc.	332,255

	United Kingdom—11.4%
145,454	3i Group, Plc.	1,857,787
74,800	AstraZeneca, Plc. (ADR) (c)	2,721,972
537,791	BAE Systems, Plc.	2,372,963
199,400	BP, Plc. (ADR)	11,644,960
118,300	British Airways, Plc.	534,257
92,600	Capita Group, Plc.	647,507
89,775	Enterprise Inns, Plc.	1,366,868
473,600	FKI, Plc.	1,058,401
552,300	Group for Securicor, Inc.	1,480,193
1,700,000	Invensys, Plc. (b)	504,647
227,100	Kesa Electricals, Plc.	1,228,576
364,690	Premier Farnell, Plc.	1,194,584
311,693	Rank Group, Plc.	1,575,710
31,200	Royal Bank of Scotland Group, Plc.	1,046,499
66,100	Serco Group, Plc.	304,224
706,940	Shell Transport & Trading Co., Plc.	6,009,774
48,500	Trinity Mirror, Plc.	590,714
87,700	Unilever, Plc. (ADR) (c)	3,465,904
3,306,710	Vodafone Group, Plc.	8,939,404

		48,544,944

See accompanying notes to schedule of investments and financial statements.

MSF-287

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	United States—2.7%
22,000	Affiliated Computer Services, Inc. (Class A) (b) (c)	$1,324,180
13,800	Fox Entertainment Group, Inc. (Class A) (b)	431,388
16,200	Ingram Micro, Inc. (b)	336,960
124,470	News Corp., Inc. (c)	2,389,824
251,100	Rhodia (c)	677,970
246,617	Telewest Global, Inc. (b)	4,335,527
42,900	Wyeth (c)	1,827,111

		11,322,960

	Total Common Stocks (Identified Cost $355,194,889)	421,652,494

Preferred Stocks—0.5%

	Germany—0.5%
39,325	Fresenius Medical Care AG	2,273,822

	Total Preferred Stocks (Identified Cost $2,023,523)	2,273,822

Short Term Investments—1.4%
Face Amount		Value (Note 1)

	Repurchase Agreement—1.4%
$6,051,000	State Street Corp. Repurchase Agreement dated 12/31/04 at 0.600% to be repurchased at $6,051,303 on 01/03/05, collateralized by $6,245,000 U.S. Treasury Note 3.375% due 12/15/08 with a value of $6,237,194.	$6,051,000

	Total Short Term Investments (Identified Cost $6,051,000)	6,051,000

	Total Investments—100.5% (Identified Cost $363,269,412) (a)	429,977,316
	Other assets less liabilities	(2,314,000)

	Total Net Assets—100%	$427,663,316

Ten Largest Industries as of December 31, 2004	Percentage of Total Net Assets
1 Commercial Banks	11.5%
2 Oil & Gas	9.0%
3 Diversified Telecommunication Services	7.8%
4 Pharmaceuticals	5.5%
5 Diversified Financial Services	5.4%
6 Insurance	5.0%
7 Media	4.9%
8 Capital Markets	3.9%
9 Food Products	3.7%
10 Wireless Telecommunication Services	3.0%

See accompanying notes to schedule of investments and financial statements.

MSF-288

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$429,977,316
Cash		26
Foreign cash at value (Identified cost $743,919)		780,448
Collateral for securities loaned		79,814,675
Receivable for:
Securities sold		845,394
Fund shares sold		617,163
Dividends and interest		353,619
Foreign taxes		143,825

Total Assets		512,532,466
Liabilities
Payable for:
Fund shares redeemed	$2,836,703
Securities purchased	1,732,044
Withholding taxes	22,799
Return of collateral for securities loaned	79,814,675
Accrued expenses:
Management fees	304,711
Service and distribution fees	12,276
Other expenses	145,942

Total Liabilities		84,869,150

Net Assets		$427,663,316

Net assets consist of:
Capital paid in		$432,978,974
Undistributed net investment income		2,325,330
Accumulated net realized gains (losses)		(74,404,948)
Unrealized appreciation (depreciation) on investments and foreign currency		66,763,960

Net Assets		$427,663,316

Computation of offering price:
Class A
Net asset value and redemption price per share ( $344,340,072 divided by 29,933,053 shares outstanding)		$11.50

Class B
Net asset value and redemption price per share ( $24,611,558 divided by 2,163,356 shares outstanding)		$11.38

Class E
Net asset value and redemption price per share ( $58,711,686 divided by 5,145,173 shares outstanding)		$11.41

Identified cost of investments		$363,269,412

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$7,021,767	(a)
Interest		390,005	(b)

		7,411,772
Expenses
Management fees	$3,332,607
Service and distribution fees—Class B	43,848
Service and distribution fees—Class E	77,904
Directors’ fees and expenses	23,202
Custodian	663,343
Audit and tax services	21,371
Legal	33,248
Printing	112,934
Insurance	8,715
Miscellaneous	4,146

Total expenses before reductions	4,321,318
Expense reductions	(76,470)	4,244,848

Net Investment Income		3,166,924

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	15,788,920
Foreign currency transactions—net	8,347,314	24,136,234

Unrealized appreciation (depreciation) on:
Investments—net	39,323,357
Foreign currency transactions—net	38,192	39,361,549

Net gain (loss)		63,497,783

Net Increase (Decrease) in Net Assets From Operations		$66,664,707

(a)	Net of foreign taxes of $889,204.
(b)	Includes income on securities loaned of $269,149.

See accompanying notes to financial statements.

MSF-289

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$3,166,924	$3,732,195
Net realized gain (loss)	24,136,234	9,527,110
Unrealized appreciation (depreciation)	39,361,549	71,420,103

Increase (decrease) in net assets from operations	66,664,707	84,679,408

From Distributions to Shareholders
Net investment income
Class A	(4,308,987)	(2,004,388)
Class B	(202,168)	(6)
Class E	(657,454)	(173,940)

Total distributions	(5,168,609)	(2,178,334)

Increase (decrease) in net assets from capital share transactions	(15,307,278)	10,695,293

Total increase (decrease) in net assets	46,188,820	93,196,367

Net Assets
Beginning of the period	381,474,496	288,278,129

End of the period	$427,663,316	$381,474,496

Undistributed (Overdistributed) Net Investment Income
End of the period	$2,325,330	$4,992,672

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	3,561,865	$36,409,730	5,857,898	$47,814,941
Reinvestments	420,800	4,308,987	266,541	2,004,388
Redemptions	(6,398,245)	(65,387,799)	(8,720,769)	(73,058,674)

Net increase (decrease)	(2,415,580)	$(24,669,082)	(2,596,330)	$(23,239,345)

Class B
Sales	1,233,538	$12,528,432	1,575,230	$13,727,456
Reinvestments	19,938	202,168	1	6
Redemptions	(612,223)	(6,095,461)	(53,235)	(473,400)

Net increase (decrease)	641,253	$6,635,139	1,521,996	$13,254,062

Class E
Sales	1,575,031	$15,945,725	5,616,283	$44,369,556
Reinvestments	64,646	657,454	23,285	173,940
Redemptions	(1,359,015)	(13,876,514)	(3,014,703)	(23,862,920)

Net increase (decrease)	280,662	$2,726,665	2,624,865	$20,680,576

Increase (decrease) derived from capital share transactions	(1,493,665)	$(15,307,278)	1,550,531	$10,695,293

See accompanying notes to financial statements.

MSF-290

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$9.86	$7.76	$9.49	$12.39	$13.87

Income From Investment Operations
Net investment income	0.10	0.11	0.08	0.08	0.02
Net realized and unrealized gain (loss) on investments	1.68	2.05	(1.73)	(2.57)	(1.42)

Total from investment operations	1.78	2.16	(1.65)	(2.49)	(1.40)

Less Distributions
Distributions from net investment income	(0.14)	(0.06)	(0.08)	(0.03)	(0.08)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.38)	0.00

Total distributions	(0.14)	(0.06)	(0.08)	(0.41)	(0.08)

Net Asset Value, End of Period	$11.50	$9.86	$7.76	$9.49	$12.39

Total Return (%)	18.2	28.0	(17.5)	(20.6)	(10.1)
Ratio of operating expenses to average net assets before expense reductions (%)	1.08	1.13	1.12	1.16	—
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.06	1.11	1.12	1.14	1.09
Ratio of net investment income to average net assets (%)	0.85	1.21	0.90	0.73	0.25
Portfolio turnover rate (%)	90	148	50	68	166
Net assets, end of period (000)	$344,340	$318,996	$271,015	$340,426	$428,519

	Class B				Class E
	Year ended December 31,		May 1, 2002(a) through December 31, 2002		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003			2004	2003	2002
Net Asset Value, Beginning of Period	$9.76	$7.69	$9.39		$9.79	$7.71	$9.43	$10.91

Income From Investment Operations
Net investment income	0.07	0.03	0.02		0.07	0.08	0.08	0.00
Net realized and unrealized gain (loss) on investments	1.67	2.09	(1.72)		1.68	2.05	(1.73)	(1.48)

Total from investment operations	1.74	2.12	(1.70)		1.75	2.13	(1.65)	(1.48)

Less Distributions
Distributions from net investment income	(0.12)	(0.05)	0.00		(0.13)	(0.05)	(0.07)	0.00

Total Distributions	(0.12)	(0.05)	0.00		(0.13)	(0.05)	(0.07)	0.00

Net Asset Value, End of Period	$11.38	$9.76	$7.69		$11.41	$9.79	$7.71	$9.43

Total Return (%)	18.0	27.8	(18.1	)(b)	18.0	27.9	(17.6)	(13.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.33	1.38	1.37	(c)	1.23	1.28	1.27	1.31	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.31	1.36	1.37	(c)	1.21	1.26	1.27	1.30	(c)
Ratio of net investment income to average net assets (%)	0.56	(0.04)	0.35	(c)	0.70	0.93	0.57	(0.17	)(c)
Portfolio turnover rate (%)	90	148	50		90	148	50	68
Net assets, end of period (000)	$24,612	$14,859	$1		$58,712	$47,619	$17,262	$2,194

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-291

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—99.9% of Total Net Assets

Shares		Value (Note 1)

	Australia—4.9%
47,773	Alumina, Ltd.	$222,087
34,033	Amcor, Ltd.	196,013
75,293	AMP, Ltd.	428,289
1	Ansell, Ltd.	7
11,505	Aristocrat Leisure, Ltd.	89,601
71,394	Australia & New Zealand Bank Group, Ltd.	1,151,892
16,672	Australia Gas & Light Co., Ltd.	178,999
4,340	Australian Stock Exchange, Ltd.	69,378
29,714	AXA Asia Pacific Holdings, Ltd.	95,488
139,177	BHP Billiton, Ltd.	1,673,900
29,000	BlueScope Steel, Ltd.	187,323
26,326	Boral, Ltd.	141,725
35,812	Brambles Industries, Ltd. (c)	194,984
25,052	Centro Properties Group	113,512
44,362	CFS Gandel Retail Trust	55,629
15,941	Coca-Cola Amatil, Ltd. (c)	101,532
45,432	Coles Myer, Ltd. (c)	351,098
49,185	Commonwealth Bank of Australia	1,237,289
54,823	Commonwealth Property Office Fund	53,724
16,060	Computershare, Ltd.	71,323
8,128	CSL, Ltd.	186,241
33,231	CSR, Ltd.	69,282
98,329	DB RREEF Trust	101,715
76,487	Foster’s Group, Ltd.	347,064
1	Futuris Corp., Ltd.	2
83,404	General Property Trust	244,504
22,209	Harvey Norman Holdings, Ltd.	54,814
64,870	Insurance Australia Group, Ltd.	326,823
66,456	Investa Property Group	117,714
42,720	John Fairfax Holdings, Ltd.	152,317
15,118	Lend Lease Corp., Ltd.	157,028
10,336	Lion Nathan, Ltd.	69,663
8,225	Macquarie Bank, Ltd.	299,718
55,996	Macquarie Goodman Industrial Trust (c)	104,058
71,348	Macquarie Infrastructure Group	190,074
27,102	Mayne Group, Ltd.	90,466
24,464	Mirvac Group (c)	93,951
59,333	National Australia Bank, Ltd.	1,339,976
12,109	Newcrest Mining, Ltd.	165,540
12,587	Orica, Ltd.	200,949
29,982	Origin Energy, Ltd.	161,883
22,092	Paperlinx, Ltd.	81,725
17,497	Patrick Corp., Ltd. (c)	90,201
1,660	Perpetual Trustees Australia, Ltd.	81,812
5,684	Publishing & Broadcasting, Ltd.	77,948
36,314	Qantas Airways	105,553
28,157	QBE Insurance Group, Ltd. (c)	338,602
35,215	Rinker Group, Ltd.	293,800
12,136	Rio Tinto, Ltd. (c)	371,923
26,929	Santos, Ltd.	178,974
8,234	Sonic Healthcare, Ltd.	78,591
22,262	Southcorp, Ltd.	74,853
49,429	Stockland	232,021
22,444	Suncorp-Metway, Ltd.	305,695
19,408	TABCORP Holdings, Ltd.	262,946
88,784	Telstra Corp., Ltd. (c)	341,706

Shares		Value (Note 1)

	Australia—(Continued)
10,122	Toll Holdings, Ltd.	$101,448
22,312	Transurban Group (c)	117,111
15,371	Wesfarmers, Ltd.	479,298
56,550	Westfield Group (c)	728,089
69,521	Westpac Banking Corp.	1,061,857
45,443	WMC Resources, Ltd.	256,991
19,777	Woodside Petroleum, Ltd	311,563
40,948	Woolworths, Ltd.	481,716

		17,541,998

	Austria—0.3%
1,745	Bank Austria Creditanstalt AG	157,656
5,128	Erste Bank der oesterreichischen Sparkassen AG	273,741
11,285	IMMOFINANZ Immobilien Anlagen AG (b) (c)	107,966
622	OMV AG (c)	187,336
11,895	Telekom Austria AG	225,860
1,233	Voestalpine AG (c)	95,766
3,733	Wienerberger AG (c)	178,533

		1,226,858

	Belgium—1.3%
4,172	AGFA-Gevaert NV	141,730
6,690	Belgacom S.A. (b)	289,079
850	Colruyt S.A.	138,186
2,752	Delhaize Group, Plc.	209,354
25,157	Dexia S.A. (c)	578,968
1,111	Electrabel S.A. (c)	495,196
5	Fortis Banque S.A. (i)	0
46,237	Fortis S.A.	1,277,807
2,884	Groupe Bruxelles Lambert S.A.	234,760
7,142	Interbrew S.A	276,947
4,390	KBC Bancassurance Holding NV (c)	336,981
1,299	Mobistar S.A. (b)	121,812
2,727	Solvay S.A. (c)	300,139
3,191	UCB S.A. (c)	162,151
1,128	Umicore S.A.	106,158

		4,669,268

	Denmark—0.8%
45	AP Moller-Maersk A/S (c)	371,359
1,550	Carlsberg A/S (Class B) (c)	78,424
1,050	Coloplast	57,664
2,100	Danisco A/S	128,165
17,100	Danske Bank A/S	524,091
1,100	DSV A/S	74,555
8,000	GN Store Nord A/S (c)	86,169
3,100	Group 4 A/S (c)	63,992
5,100	H. Lundbeck A/S (c)	113,675
2,200	ISS A/S	122,729
10,275	Novo Nordisk A/S (c)	559,470
2,315	Novozymes A/S (Series B) (c)	117,558
7,738	TDC A/S	327,729
900	Topdanmark A/S	70,881
6,700	Vestas Wind Systems A/S (c)	83,186

		2,779,647

See accompanying notes to schedule of investments and financial statements.

MSF-292

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Finland—1.4%
6,650	Elisa Oyj	$107,138
14,700	Fortum Oyj	272,059
3,500	Kesko Oyj	85,394
1,900	Kone Oyj	147,412
5,732	Metso Oyj (c)	91,078
181,050	Nokia Oyj	2,844,269
4,300	Outokumpu Oyj	76,839
15,400	Sampo Oyj	212,649
26,300	Stora Enso Oyj	402,488
4,080	Tietoenator Oyj (c)	129,622
21,800	UPM-Kymmene Oyj	485,886
3,251	Wartsila Oyj	69,271

		4,924,105

	France—9.0%
7,400	Accor S.A. (c)	323,685
4,923	Air France S.A. (c)	93,734
4,257	Air Liquide S.A. (c)	786,341
47,735	Alcatel S.A. (c)	747,019
161,897	ALSTOM S.A. (c)	123,147
18,758	Arcelor S.A. (c)	432,155
1,754	Atos Origin S.A. (c)	119,122
2,708	Autoroutes du Sud de la France S.A. (c)	136,174
55,382	AXA S.A. (c)	1,373,193
31,126	BNP Paribas S.A. (c)	2,255,017
8,131	Bouygues S.A. (c)	375,557
2,531	Business Objects S.A. (b) (c)	64,129
4,311	Cap Gemini S.A. (c)	137,765
22,396	Carrefour S.A. (c)	1,067,732
1,385	Casino Guichard-Perrachon S.A. (c)	110,785
1,213	CNP Assurances S.A. (c)	86,833
11,999	Compagnie de Saint-Gobain S.A. (c)	721,600
4,014	Compagnie Générale D’Optique Essilor International S.A.	314,436
5,701	Compagnie Générale des Etablissements Michelin (Class B)	365,432
25,921	Credit Agricole S.A. (c)	781,366
1,991	Dassault Systemes S.A. (c)	100,503
57,351	France Telecom S.A. (c)	1,896,730
1,047	Gecina S.A. (c)	103,725
9,407	Groupe Danone (c)	868,291
324	Hermes International S.C.A. (c)	64,637
1,108	Imerys S.A. (c)	92,975
787	Klepierre S.A. (c)	69,672
11,893	L’Oreal S.A. (c)	902,133
6,537	Lafarge S.A. (c)	630,665
4,929	Lagardere S.C.A. (c)	355,463
9,577	LVMH Moet Hennessy Louis Vuitton S.A. (c)	732,886
2,066	Pernod Ricard S.A. (c)	316,428
6,652	Peugoet S.A. (c)	421,904
2,633	Pinault-Printemps-Redoute S.A. (c)	263,378
4,436	Publicis Groupe (c)	143,650
7,240	Renault S.A. (c)	605,104
3,760	Sagem S.A. (c)	80,137
38,015	Sanofi-Synthelabo S.A. (c)	3,042,159

Shares		Value (Note 1)

	France—(Continued)
8,610	Schneider Electric S.A. (c)	$598,763
4,636	Societe Television Francaise 1 S.A. (c)	150,809
1,148	Société BIC S.A.	57,724
12,854	Société Générale (c)	1,300,775
3,534	Sodexho Alliance S.A. (c)	107,870
31,411	Suez S.A. (c)	839,112
668	Technip S.A. (c)	123,417
3,003	Thales S.A. (c)	144,057
9,335	Thomson S.A. (c)	246,514
22,731	Total S.A. (c)	4,981,699
1,539	Unibail S.A. (c)	242,221
2,738	Valeo S.A. (c)	114,691
9,865	Veolia Environnement S.A. (c)	356,911
2,848	Vinci S.A. (c)	382,309
39,792	Vivendi Universal S.A. (c)	1,276,255
1,406	Zodiac S.A.	65,435

		32,094,224

	Germany—6.6%
1,695	Adidas-Salomon AG	273,254
12,070	Allianz AG (c)	1,599,827
2,783	Altana AG (c)	175,921
20,620	BASF AG	1,484,489
25,843	Bayer AG (c)	875,386
23,816	Bayerishe Hypo-und Vereinsbank AG	540,248
653	Beiersdorf AG (c)	76,027
1,396	Celesio AG (c)	113,548
16,442	Commerzbank AG	339,479
5,240	Continental AG	332,542
33,748	DaimlerChrysler AG	1,619,839
14,333	Depfa Bank, Plc.	240,554
18,998	Deutsche Bank AG (c)	1,685,475
4,460	Deutsche Boerse AG (c)	268,310
9,290	Deutsche Lufthansa AG (c)	133,587
17,593	Deutsche Post AG	403,899
105,904	Deutsche Telekom AG	2,399,298
24,401	E.ON AG	2,223,371
1,231	Fresenius Medical Care AG (c)	99,180
2,443	HeidelbergCement AG	147,012
5,095	Hypo Real Estate Holding AG (b)	211,166
25,219	Infineon Technologies AG	274,223
1	KarstadtQuelle AG	10
3,111	Linde AG (c)	194,645
3,916	MAN AG (c)	151,076
1,834	Merck KGAA	126,088
6,117	Metro AG (c)	336,470
7,220	Münchener Rückversicherungs-Gesellschaft AG (c)	887,133
696	Puma AG	191,621
15,429	RWE AG	854,084
8,042	SAP AG (c)	1,435,391
6,187	Schering AG	461,740
31,402	Siemens AG (c)	2,660,658
12,871	ThyssenKrupp AG (c) (d)	283,306
4,385	TUI AG (c)	103,772
8,866	Volkswagen AG (c)	402,507

		23,605,136

See accompanying notes to schedule of investments and financial statements.

MSF-293

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Greece—0.6%
8,430	Alpha Bank A.E.	$294,429
3,770	Coca-Cola Hellenic Bottling Co. S.A.	92,304
2,740	Commercial Bank of Greece	87,063
5,700	COSMOTE Mobile Telecommunications S.A.	114,166
8,560	EFG Eurobank Ergasias S.A.	293,813
11,510	Hellenic Telecommunications Organization S.A.	206,571
10,545	National Bank of Greece S.A.	348,364
6,520	OPAP S.A.	180,431
8,250	Piraeus Bank S.A.	144,173
4,890	Public Power Corp.	136,764
3,060	Titan Cement Co. S.A.	90,627

		1,988,705

	Hong Kong—1.6%
60,400	Bank of East Asia, Ltd.	187,557
144,500	BOC Hong Kong Holdings, Ltd.	275,876
54,000	Cathay Pacific Airways, Ltd. (c)	102,035
60,000	Cheung Kong Holdings, Ltd.	599,543
22,000	Cheung Kong Infrastructure Holdings, Ltd. (c)	63,610
74,100	CLP Holdings, Ltd.	424,989
37,500	Esprit Holdings, Ltd.	226,547
60,000	Hang Lung Properties, Ltd.	92,539
31,500	Hang Seng Bank, Ltd.	437,414
32,000	Henderson Land Development Co. (c)	166,573
153,046	Hong Kong & China Gas Co., Ltd.	316,835
59,000	Hong Kong Electric Co., Ltd	269,357
46,000	Hong Kong Exchanges & Clearing, Ltd. (c)	123,316
23,000	Hopewell Holdings, Ltd.	58,993
84,000	Hutchison Whampoa, Ltd.	785,499
55,500	Johnson Electric Holdings, Ltd.	53,848
88,000	Li & Fung, Ltd.	148,183
50,000	MTR Corp. (c)	80,043
89,000	New World Development Co., Ltd.	99,480
151,340	PCCW, Ltd. (c)	95,834
52,000	Shangri-La Asia, Ltd. (c)	76,228
53,000	Sun Hung Kai Properties, Ltd.	529,680
38,000	Swire Pacific, Ltd.	317,588
32,500	Techtronic Industries Co., Ltd.	71,040
10,000	Television Broadcasts, Ltd.	46,288
59,000	The Wharf Holdings, Ltd.	206,308

		5,855,203

	Ireland—0.8%
34,610	Allied Irish Banks, Plc.	719,951
39,002	Bank of Ireland	650,016
21,425	CRH, Plc.	573,383
2,985	DCC, Plc.	66,947
15,841	Elan Corp., Plc. (b)	427,359
8,044	Grafton Group, Plc.	87,413
35,107	Independent News & Media, Plc.	110,709
11,864	Irish Life & Permanent, Plc.	222,576
6,210	Kerry Group, Plc.	149,001

		3,007,355

Shares		Value (Note 1)

	Italy—4.2%
19,805	Alleanza Assicurazioni S.p.A. (c)	$276,372
37,648	Assicuraziono Generali S.p.A. (c)	1,276,912
4,027	Autogrill S.p.A. (c)	67,243
10,367	Autostrade S.p.A.	277,514
9,160	Banca Antonveneta S.p.A. (c)	241,446
10,160	Banca Fideuram S.p.A. (c)	52,594
128,922	Banca Intesa S.p.A. (c)	619,940
37,628	Banca Intesa S.p.A.-RNC	161,872
43,131	Banca Monte dei Paschi di Siena S.p.A. (c)	153,777
57,625	Banca Nazionale del Lavoro S.p.A. (c)	171,797
15,605	Banca Popolare di Milano S.p.A.	138,511
13,495	Banche Popolari Unite S.c.ar.l.	274,277
14,852	Banco Popolare di Verona e Novara S.c.ar.l.	301,882
4,887	Bulgari S.p.A. (c)	60,334
59,327	Capitalia S.p.A.	272,283
35,725	Edison S.p.A. (b) (c)	75,967
141,878	Enel S.p.A. (c)	1,394,173
102,013	ENI-Ente Nazionale Idrocarburi S.p.A. (c)	2,560,925
21,620	FIAT S.p.A. (c)	173,230
254,950	Finmeccanica S.p.A.	230,879
1	Italcementi S.p.A. (c)	16
4,835	Luxottica Group S.p.A. (c)	98,386
23,670	Mediaset S.p.A. (c)	299,969
19,731	Mediobanca S.p.A. (c)	319,833
8,934	Mediolanum S.p.A. (c)	63,918
67,746	Pirelli & Co. S.p.A. (c)	91,266
12,808	Riunione Adriatica di Sicurta S.p.A. (c)	290,100
38,146	San Paolo IMI S.p.A. (c)	549,070
174,380	Seat Pagine Gialle S.p.A. (b) (c)	80,266
32,584	Snam Rete Gas S.p.A.	189,601
37,165	T.E.R.N.A (c)	106,575
324,515	Telecom Italia S.p.A. (c)	1,326,546
229,493	Telecom Italia S.p.A.-RNC	745,064
149,590	TIM S.p.A. (c)	1,117,375
173,543	UniCredito Italiano S.p.A. (c)	997,320

		15,057,233

	Japan—21.4%
3,130	Acom Co., Ltd.	233,542
2,900	Advantest Corp. (c)	248,236
23,100	AEON Co., Ltd.	384,725
1,000	Aeon Credit Service Co., Ltd.	74,588
1,650	Aiful Corp.	181,354
6,600	Aisin Seiki Co., Ltd.	167,643
23,000	Ajinomoto Co., Inc.	273,691
20,000	All Nippon Airways Co., Ltd. (c)	69,639
6,000	Alps Electric Co., Ltd. (c)	89,675
13,000	Amada Co., Ltd.	72,023
18,500	Asahi Breweries, Ltd. (c)	229,408
31,000	Asahi Glass Co., Ltd. (c)	341,564
50,000	Asahi Kasei Corp.	250,814
4,000	Bandai Co., Ltd.	90,797
2,300	Benesse Corp. (c)	80,664
26,000	Bridgestone Corp. (c)	516,291
33,200	Canon, Inc. (c)	1,798,008

See accompanying notes to schedule of investments and financial statements.

MSF-294

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Japan—(Continued)
7,100	Casio Computer Co., Ltd.	$110,018
41	Central Japan Railway Co.	335,197
26,400	Chubu Electric Power Co., Inc.	633,683
12,900	Chugai Pharmaceutical Co., Ltd.	213,597
10,200	Citizen Watch Co., Ltd. (c)	97,958
5,700	Credit Saison Co., Ltd.	208,122
2,500	CSK Corp. (c)	113,091
25,000	Dai Nippon Printing Co., Ltd	402,212
9,000	Daicel Chemical Industries, Ltd.	51,054
11,600	Daiichi Pharmacy Co., Ltd.	251,129
8,000	Daikin Industries, Ltd.	231,757
11,000	Daimaru, Inc. (c)	89,993
22,000	Dainippon Ink & Chemicals, Inc.	50,724
3,400	Daito Trust Construction Co., Ltd.	161,815
20,000	Daiwa House Industry Co., Ltd.	226,788
51,000	Daiwa Securities Group, Inc. (c)	366,969
14,000	Denki Kagaku Kogyo K.K.	46,685
21,100	Denso Corp.	566,706
64	Dentsu, Inc.	172,638
16,000	Dowa Mining Co., Ltd.	104,534
135	East Japan Railway Co.	752,012
10,300	Eisai Co., Ltd.	339,367
5,000	Electric Power Development Co., Ltd.	139,997
2,300	FamilyMart Co., Ltd.	67,100
6,200	Fanuc, Ltd.	406,454
2,400	Fast Retailing Co., Ltd.	182,579
18,500	Fuji Photo Film Co., Ltd.	683,862
11,000	Fujikura, Ltd.	50,609
11,000	Fujisawa Pharmaceutical Co., Ltd.	302,054
68,000	Fujitsu, Ltd. (c)	443,953
9,000	Hino Motors, Ltd. (c)	66,982
1,200	Hirose Electric Co., Ltd.	140,638
3,700	Hitachi Chemical Co., Ltd	66,352
126,000	Hitachi, Ltd.	873,570
7,300	Hokkaido Electric Power Co., Inc.	143,557
41,000	Hokugin Financial Group, Inc.	111,792
29,700	Honda Motor Co., Ltd. (c)	1,545,021
4,500	Hoya Corp. (c)	509,581
5,900	Isetan Co., Ltd.	69,005
69,000	Ishikawajima-Harima Heavy Industries Co., Ltd. (c)	94,875
1,200	ITO EN, Ltd.	62,396
13,400	Ito-Yokado Co., Ltd.	563,995
57,000	Itochu Corp.	264,210
1,300	JAFCO Co., Ltd.	88,147
39,000	Japan Airlines System Corp.	112,996
9	Japan Real Estate Investment Corp. (REIT) (c)	75,892
9	Japan Retail Fund Investment Corp. (REIT) (c)	75,976
39	Japan Tobacco, Inc.	444,940
21,000	JFE Holding, Inc. (c)	601,000
7,000	JGC Corp.	63,912
8,400	JSR Corp.	183,436
35,000	Kajima Corp. (c)	150,810
10,000	Kamigumi Co., Ltd. (c)	79,951
11,000	Kaneka Corp.	124,203
21,000	Kao Corp.	536,112

Shares		Value (Note 1)

	Japan—(Continued)
73,000	Kawasaki Heavy Industries, Ltd. (b) (c)	$119,841
19,000	Kawasaki Kisen Kaisha, Ltd. (c)	122,621
15,000	Keihin Electric Express Railway Co., Ltd. (c)	92,431
26,000	Keio Electric Railway Co., Ltd.	152,688
1,400	Keyence Corp.	314,469
5,000	Kikkoman Corp.	47,776
61,120	Kintetsu Corp. (c)	210,968
28,000	Kirin Brewery Co., Ltd. (c)	276,214
98,000	Kobe Steel, Ltd. (c)	150,590
42,000	KOMATSU, Ltd.	293,635
3,400	Konami Corp. (c)	78,753
17,500	Konica Minolta Holdings, Inc.	232,796
43,000	Kubota Corp.	213,000
19,000	Kuraray Co., Ltd. (c)	170,748
3,500	Kurita Water Industries, Ltd.	50,403
6,600	Kyocera Corp.	509,899
16,000	Kyowa Hakko Kogyo Co., Ltd.	120,145
16,600	Kyushu Electric Power Co., Inc.	335,514
2,400	Lawson, Inc.	88,706
6,600	Leopalace21 Corp.	116,061
1,200	Mabuchi Motor Co., Ltd. (c)	86,590
4,000	Makita Corp. (c)	70,127
46,000	Marubeni Corp.	127,847
14,000	Marui Co., Ltd. (c)	187,849
87,000	Matsushita Electric Industrial Co., Ltd. (c)	1,390,399
12,000	Matsushita Electric Works, Ltd. (c)	104,422
60	Millea Holdings, Inc. (c)	891,681
11,000	Minebea Co., Ltd. (c)	47,959
75,157	Mitsubishi Chemical Corp. (c)	228,638
43,700	Mitsubishi Corp. (c)	564,282
69,000	Mitsubishi Electric Corp.	338,822
38,000	Mitsubishi Estate Co., Ltd. (c)	446,394
12,000	Mitsubishi Gas & Chemical Co., Inc.	56,675
112,000	Mitsubishi Heavy Industries, Ltd.	317,909
52,000	Mitsubishi Materials Corp.	108,823
17,000	Mitsubishi Rayon Co., Ltd.	62,039
179	Mitsubishi Tokyo Financial Group, Inc.	1,812,427
51,000	Mitsui & Co., Ltd. (c)	458,045
24,000	Mitsui Chemicals, Inc.	130,997
27,000	Mitsui Fudosan Co., Ltd.	329,148
30,000	Mitsui Mining & Smelting Co., Ltd.	131,819
37,000	Mitsui OSK Lines, Ltd.	221,826
50,000	Mitsui Sumitomo Insurance Co., Ltd.	435,136
24,000	Mitsui Trust Holdings, Inc.	239,571
18,000	Mitsukoshi, Ltd. (c)	87,687
306	Mizuho Financial Group, Inc.	1,536,137
8,900	Murata Manufacturing Co., Ltd.	499,418
65,000	NEC Corp.	405,501
1,600	NEC Electronics Corp.	78,249
22	NET One Systems Co., Ltd.	91,659
13,000	NGK Insulators, Ltd. (c)	123,985
6,000	NGK Spark Plug Co., Ltd.	62,264
1,800	NIDEC Corp.	219,868
60,000	Nikko Cordial Corp.	319,034
10,000	Nikon Corp. (c)	124,011
4,000	Nintendo Co., Ltd. (c)	503,815

See accompanying notes to schedule of investments and financial statements.

MSF-295

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Japan—(Continued)
13	Nippon Building Fund, Inc. (REIT)	$110,854
38,000	Nippon Express Co., Ltd.	186,914
6,000	Nippon Meat Packers, Inc.	81,502
31,500	Nippon Mining Holdings, Inc. (c)	148,017
52,000	Nippon Oil Corp.	333,270
12,000	Nippon Sanso Corp.	70,569
12,000	Nippon Sheet Glass Co., Ltd. (c)	49,614
243,000	Nippon Steel Corp.	596,880
206	Nippon Telephone & Telegraph Corp.	927,320
35	Nippon Unipac Holding (c)	157,330
34,000	Nippon Yusen Kabushiki Kaisha	183,634
98,000	Nissan Motor Co., Ltd. (c)	1,072,810
6,000	Nisshin Seifun Group, Inc.	66,682
31,000	Nisshin Steel Co., Ltd.	71,591
3,000	Nissin Food Products Co., Ltd.	75,235
6,800	Nitto Denko Corp.	373,876
4,000	NOK Corp. (c)	125,772
73,000	Nomura Holdings, Inc.	1,061,273
900	Nomura Research Institute, Ltd.	84,260
18,000	NSK, Ltd.	90,660
20,000	NTN Corp. (c)	115,047
62	NTT Data Corp.	200,866
790	NTT DoCoMo, Inc.	1,457,647
22,000	Obayashi Corp.	138,923
500	OBIC Co., Ltd.	99,232
27,000	Odakyu Electric Railway Co., Ltd.	156,678
30,000	OJI Paper Co., Ltd.	172,484
20,000	Oki Electric Industry Co., Ltd.	86,360
9,000	Olympus Corp.	192,354
9,000	Omron Corp.	215,029
5,000	Onward Kashiyama Co., Ltd.	72,704
1,300	Oracle Corp. (c)	67,495
2,600	Oriental Land Co., Ltd.	180,873
3,200	ORIX Corp.	433,440
84,000	Osaka Gas Co., Ltd.	262,382
6,600	Pioneer Corp. (c)	129,121
3,750	Promise Co., Ltd.	267,106
189	Rakuten, Inc.	169,689
21	Rakuten, Inc. (c)	24,058
200,000	Resona Holdings, Inc. (c)	404,624
27,000	Ricoh Co., Ltd. (c)	521,919
4,300	Rohm Co., Ltd.	445,095
15,100	Sankyo Co., Ltd.	340,867
1,800	Sankyo Co., Ltd./ Gunma	90,958
58,000	Sanyo Electric Co., Ltd.	200,807
9,000	Secom Co., Ltd.	360,876
2,760	Sega Sammy Holdings. Inc. (c)	151,559
4,100	Seiko Epson Corp.	182,341
9,000	Seino Transportation Co., Ltd.	84,472
20,000	Sekisui Chemical Co., Ltd.	146,586
21,000	Sekisui House, Ltd.	245,275
14,300	Seven-Eleven Japan Co., Ltd. (c)	451,939
38,000	Sharp Corp.	618,747
900	Shimamura Co., Ltd.	65,672
2,700	Shimano, Inc.	77,171
18,000	Shimizu Corp.	90,177

Shares		Value (Note 1)

	Japan—(Continued)
14,300	Shin-Etsu Chemical Co., Ltd.	$587,134
22,000	Shinsei Bank, Ltd. (c)	150,102
11,000	Shionogi & Co., Ltd. (c)	151,906
14,000	Shiseido Co., Ltd.	202,653
52,000	Showa Denko K.K. (c)	134,201
9,900	Showa Shell Sekiyu K.K.	90,116
2,100	SMC Corp.	239,923
9,200	Softbank Corp. (c)	449,484
30,000	Sompo Japan Insurance, Inc.	306,435
36,500	Sony Corp. (c)	1,421,177
5,600	Stanley Electric Co., Ltd. (c)	95,903
53,000	Sumitomo Chemical Co., Ltd.	259,079
36,000	Sumitomo Corp.	310,295
27,000	Sumitomo Electric Industries, Ltd.	293,668
19,000	Sumitomo Heavy Industries, Ltd.	70,818
148,000	Sumitomo Metal Industries, Ltd. (c)	201,301
19,000	Sumitomo Metal Mining Co., Ltd.	134,928
160	Sumitomo Mitsui Financial Group, Inc. (c)	1,162,354
14,000	Sumitomo Realty & Development Co., Ltd. (c)	182,324
3,200	Suzuken Co., Ltd.	85,769
7,300	T&D Holdings, Inc.	349,025
42,000	Taiheiyo Cement Corp. (c)	104,459
29,000	Taisei Corp.	113,154
8,000	Taisho Pharmaceutical Co., Ltd.	174,521
12,000	Takashimaya Co., Ltd. (c)	115,683
35,000	Takeda Chemical Industries, Ltd.	1,765,581
2,840	Takefuji Corp.	191,975
4,900	TDK Corp.	364,007
36,000	Teijin, Ltd.	156,089
8,100	Terumo Corp.	218,555
16,000	The 77 Bank, Ltd.	112,790
23,000	The Bank of Fukuoka, Ltd. (c)	151,609
48,000	The Bank of Yokohama, Ltd.	302,432
29,000	The Chiba Bank, Ltd.	194,151
30,000	The Furukawa Electric Co., Ltd. (c)	165,798
21,000	The Gunma Bank, Ltd.	122,165
32,000	The Joyo Bank, Ltd.	156,364
28,700	The Kansai Electric Power Co., Inc.	583,121
22,000	The Shizuoka Bank, Ltd. (c)	208,810
47,000	The Sumitomo Trust & Banking Co., Ltd.	339,636
13,000	The Suruga Bank, Ltd.	103,587
45,300	The Tokyo Electric Power, Ltd.	1,113,243
3,400	THK Co., Ltd. (c)	67,514
1,300	TIS, Inc. (c)	56,916
31,000	Tobu Railway Co., Ltd.	117,882
4,700	Toho Co., Ltd. (c)	74,388
17,600	Tohoku Electric Power Co., Inc	316,000
6,800	Tokyo Electron, Ltd.	420,102
101,000	Tokyo Gas Co., Ltd. (c)	414,372
37,000	Tokyu Corp. (c)	200,378
12,000	TonenGeneral Sekiyu K.K.	109,241
22,000	Toppan Printing Co., Ltd. (c)	244,645
50,000	Toray Industries, Inc.	234,008
116,000	Toshiba Corp.	499,514
16,000	Tosoh Corp.	71,809
10,000	Tostem Inax Holding Corp.	181,317

See accompanying notes to schedule of investments and financial statements.

MSF-296

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Japan—(Continued)
12,000	Toto, Ltd.	$114,478
5,000	Toyo Seikan Kaisha, Ltd. (c)	92,468
8,100	Toyota Industries Corp.	202,128
113,200	Toyota Motor Corp.	4,623,180
4,000	Trend Micro, Inc.	217,240
152	UFJ Holdings, Inc.	918,613
2,400	Uni-Charm Corp.	115,104
6,000	UNY Co., Ltd.	68,540
4,000	Ushio, Inc.	74,665
1,070	USS Co., Ltd. (c)	89,900
67	West Japan Railway Co.	270,464
78	Yahoo Japan Corp. (b)	373,827
4,000	Yakult Honsha Co., Ltd. (c)	71,208
3,500	Yamada Denki Co., Ltd. (c)	150,210
8,100	Yamaha Corp.	123,974
7,100	Yamaha Motor Co., Ltd. (c)	106,427
12,400	Yamanouchi Pharmaceutical Co., Ltd.	484,308
15,000	Yamato Transport Co., Ltd.	222,940
8,000	Yokogawa Electric Corp.	107,207

		76,352,907

	Netherlands—4.9%
61,169	ABN AMRO Holdings NV	1,619,495
53,570	Aegon NV	730,334
11,384	Akzo Nobel NV (c)	485,440
17,920	ASML Holding NV (b)	287,591
1,528	Corio NV	89,517
3,147	DSM NV	203,679
3,546	Euronext NV	108,303
9,835	European Aeronautic Defense & Space Co. (c)	285,641
9,685	Heineken NV	322,794
1,090	IHC Caland NV	69,229
71,757	ING Groep NV	2,172,399
16,113	James Hardie Industries NV	84,546
61,203	Koninklijke Ahold NV	473,912
78,333	Koninklijke KPN NV	745,325
5,538	Koninklijke Numico NV (b)	199,828
51,584	Koninklijke Philips Electronics NV	1,366,228
4,617	Qiagen NV (b)	50,501
1,866	Randstad Holding NV	73,469
27,759	Reed Elsevier NV	378,874
1,821	Rodamco Europe NV (c)	144,552
81,509	Royal Dutch Petroleum Co. (c)	4,689,403
21,840	STMicroelectronics NV (c)	425,904
14,856	TPG NV	403,948
22,399	Unilever NV	1,500,840
6,643	Vedior NV	108,209
9,318	VNU NV	275,059
700	Wereldhave NV	76,106
11,043	Wolters Kluwer NV	221,607

		17,592,733

	New Zealand—0.2%
17,004	Auckland International Airport, Ltd.	98,008
20,364	Contact Energy, Ltd.	94,145

Shares		Value (Note 1)

	New Zealand—(Continued)
26,520	Fletcher Building, Ltd.	$126,807
27,470	Sky City Entertainment Group, Ltd.	106,755
83,950	Telecom Corp. of New Zealand, Ltd.	373,187

		798,902

	Norway—0.6%
23,130	DnB NOR ASA	228,010
1,550	Frontline, Ltd. (c)	68,909
5,860	Norsk Hydro ASA	462,686
5,300	Norske Skogindustrier ASA (c)	114,568
7,550	Orkla ASA	247,972
2,150	Schibsted ASA	61,125
22,200	Statoil ASA	352,277
11,400	Storebrand ASA	110,160
6,500	Tandberg ASA (c)	80,659
28,700	Telenor ASA	260,785
10,000	Yara International ASA (b)	131,472

		2,118,623

	Portugal—0.3%
13,513	Banco BPI S.A.	54,734
73,035	Banco Comercial Portugues S.A.	187,633
5,453	Banco Espirito Santo S.A.	98,569
14,724	Brisa-Auto Estradas de Portugal S.A.	135,104
93,497	Electricidade de Portugal S.A.	283,448
32,718	Portugal Telecom, SGPS, S.A.	404,105

		1,163,593

	Singapore—0.8%
10,800	CapitaCommercial Trust (REIT) (b)	8,404
66,000	Capitaland, Ltd. (c)	86,066
27,000	City Developments, Ltd.	117,347
108,000	ComfortDelGro Corp., Ltd.	102,488
46,978	DBS Group Holdings, Inc.	462,604
10,400	Fraser & Neave, Ltd.	103,773
29,000	Keppel Corp., Ltd. (c)	152,665
47,440	Overseas-Chinese Banking Corp.	392,081
26,000	Singapore Airlines, Ltd.	181,418
73,250	Singapore Press Holdings, Ltd.	206,243
76,000	Singapore Technologies Engineering, Ltd.	108,426
280,650	Singapore Telecommunications, Ltd.	409,080
49,392	United Overseas Bank, Ltd.	417,322
1	United Overseas Land, Ltd.	1
10,000	Venture Corp., Ltd.	97,321

		2,845,239

	Spain—4.0%
9,909	Abertis Infraestructuras S.A. (c)	218,114
1,006	Acciona S.A.	89,121
6,075	Acerinox S.A. (c)	97,485
10,808	ACS, Actividades de Construccion y Servicios S.A.	247,017
11,165	Altadis S.A.	511,807
11,968	Amadeus Global Travel Distribution S.A. (c)	123,092
126,485	Banco Bilbao Vizcaya Argentaria S.A. (c)	2,241,257

See accompanying notes to schedule of investments and financial statements.

MSF-297

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Spain—(Continued)
6,400	Banco Popular Espanol S.A. (c)	$421,690
231,354	Banco Santander Central Hispano S.A. (c)	2,876,024
8,063	Cintra Conces, Plc.	88,554
4,847	Corporacion Mapfre S.A.	71,484
37,651	Endesa S.A. (c)	880,351
1,837	Fomento de Construcciones & Contratas S.A. (c)	88,595
4,490	Gamesa Corporacion Tecnologica S.A. (c)	62,808
6,366	Gas Natural SDG S.A. (c)	197,186
2,605	Grupo Ferrovial S.A. (c)	139,435
30,329	Iberdrola S.A. (c)	770,416
15,771	Iberia Lineas Aereas de Espana S.A. (c)	54,804
4,422	Indra Sistemas S.A.	75,656
9,525	Industria de Diseno Textil S.A.	280,765
1,488	Metrovacesa S.A. (c)	69,238
3,071	Promotora de Informaciones S.A.	65,140
36,154	Repsol YPF S.A. (c)	941,006
3,741	Sacyr Vallehermoso S.A.	61,780
1,552	Sogecable S.A. (b) (c)	68,864
7,177	Telefonica Publica de Informacion S.A. (c)	66,696
172,017	Telefonica S.A.	3,236,832
8,796	Union Fenosa S.A. (c)	231,563

		14,276,780

	Sweden—2.5%
4,300	Alfa Laval AB (c)	69,537
11,700	Assa Abloy AB (Series B) (c)	199,718
4,900	Atlas Copco AB	220,980
3,400	Atlas Copco AB (Series B)	141,730
675	Bostadsaktiebolaget Drott (b)	15,236
2,200	Castellum AB	78,857
10,300	Electrolux AB (c)	236,319
5,900	Eniro AB	60,336
6,800	Gambro AB (Class A)	97,107
5,900	Getinge AB (Class B)	73,413
19,100	Hennes & Mauritz AB (Series B) (c)	664,731
2,500	Holmen AB (Series B) (c)	86,575
2,450	Modern Times Group AB (Class B) (b)	66,674
87,662	Nordea Bank AB (c)	883,364
9,350	Sandvik AB (c)	376,861
4,300	Scania AB (Series B)	170,063
13,000	Securitas AB (c)	222,821
44,300	Skandia Forsakrings AB (c)	220,308
17,300	Skandinaviska Enskilda Banken AB (c)	334,324
15,200	Skanska AB	182,311
3,700	SKF AB (Series B) (c)	164,645
2,800	SSAB Svenski AB (Series A)	67,373
8,200	Svenska Cellulosa AB (c)	349,706
20,400	Svenska Handelsbanken AB (c)	530,858
14,600	Swedish Match AB (c)	169,108
4,150	Tele2 AB (c)	162,896
563,800	Telefonaktiebolaget LM Ericsson AB (Class B)	1,795,014
70,264	TeliaSonera AB	420,107
4,100	Trelleborg AB (Class B) (c)	69,660
4,500	Volvo AB	171,933

Shares		Value (Note 1)

	Sweden—(Continued)
9,300	Volvo AB (Series B)	$368,472
4,300	Wihlborgs Fastigheter AB	90,553

		8,761,590

	Switzerland—6.7%
73,877	ABB, Ltd. (b)	418,386
5,399	Adecco S.A. (c)	272,414
2,554	Ciba Specialty Chemicals AG	194,111
8,566	Clariant AG	138,663
20,634	Compagnie Financière Richemont AG	687,972
44,616	Credit Suisse Group	1,882,933
114	Geberit AG	83,431
267	Givaudan AG	176,193
6,326	Holcim, Ltd.	380,885
1,517	Logitech International S.A.	92,410
1,509	Lonza Group AG	85,058
1,307	Micronas Semiconductor Holding AG	64,023
15,609	Nestle S.A. (c)	4,091,341
917	Nobel Biocare Holding AG	166,139
92,193	Novartis AG	4,642,803
1,750	Phonak Holding AG	57,687
189	Rieter Holding AG	54,918
27,525	Roche Holding AG	3,166,078
303	Serono S.A. (Class B) (c)	198,812
176	SGS S.A.	123,230
318	Straumann Holding AG	66,022
153	Sulzer AG	60,884
3,574	Swatch Group AG	106,358
1,240	Swatch Group AG (Class B)	182,344
12,698	Swiss Reinsurance Co.	908,568
1,060	Swisscom AG (c)	417,967
4,377	Syngenta AG	464,686
1,648	Synthes, Inc. (b)	184,639
41,272	UBS AG	3,457,977
5,674	Zurich Financial Services AG	945,284

		23,772,216

	United Kingdom—24.4%
24,124	3i Group, Plc.	308,772
38,895	Aegis Group, Plc.	80,549
9,863	Alliance Unichem, Plc.	142,770
10,517	AMEC, Plc.	60,083
28,888	Amvescap, Plc.	178,731
55,035	Anglo American, Plc.	1,301,006
35,987	ARM Holdings, Plc.	76,250
7,903	Arriva, Plc.	81,938
14,900	Associated British Ports Holdings, Plc.	135,786
64,284	AstraZeneca, Plc.	2,337,810
88,386	Aviva, Plc.	1,064,888
39,899	BAA, Plc.	447,150
119,990	BAE Systems, Plc.	530,567
14,684	Balfour Beatty, Plc.	88,805
251,651	Barclays, Plc.	2,828,612
11,202	Barratt Developments, Plc.	128,024
15,908	BBA Group, Plc.	87,382

See accompanying notes to schedule of investments and financial statements.

MSF-298

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	United Kingdom—(Continued)
4,518	Bellway, Plc.	$70,707
4,020	Berkeley Group Holdings	62,498
138,333	BG Group, Plc.	941,704
96,625	BHP Billiton, Plc.	1,131,462
19,552	BOC Group, Plc.	372,730
30,061	Boots Group, Plc.	378,476
841,371	BP, Plc.	8,204,417
18,260	BPB, Plc.	166,021
23,740	Brambles Industries, Plc.	118,767
21,657	British Airways, Plc.	98,013
62,720	British America Tobacco, Plc.	1,080,555
19,168	British Land Co., Plc.	329,521
47,184	British Sky Broadcasting Group, Plc.	508,676
335,621	BT Group, Plc.	1,307,214
16,923	Bunzl, Plc.	141,336
91,319	Cable & Wireless, Plc.	209,375
81,258	Cadbury Schweppes, Plc.	756,254
24,663	Capita Group, Plc.	172,821
6,828	Carnival, Plc.	417,155
11,534	Cattles, Plc.	81,242
150,771	Centrica, Plc.	682,930
5,056	Close Brothers Group, Plc.	71,438
4,504	Cobham, Plc.	107,080
80,387	Compass Group, Plc.	379,548
163,556	Corus Group, Plc.	158,400
11,302	Daily Mail & General Trust, Plc.	161,225
119,618	Diageo, Plc.	1,705,450
76,665	Dixons Group, Plc.	223,892
1	DX Services, Plc.	3
16,808	Electrocomponents, Plc.	92,018
9,884	EMAP, Plc.	154,875
31,155	EMI Group, Plc.	158,859
13,111	Enterprise Inns, Plc.	200,044
11,771	Exel, Plc.	163,667
14,542	FirstGroup, Plc.	97,474
21,160	FKI, Plc.	47,388
74,684	Friends Provident, Plc.	220,608
14,106	George Wimpey, Plc.	109,487
27,152	GKN, Plc.	123,180
228,265	GlaxoSmithKline, Plc.	5,374,141
42,313	Group for Securicor, Inc.	113,641
39,732	GUS, Plc.	716,590
10,461	Hammerson, Plc.	174,341
29,016	Hanson, Plc.	249,057
70,144	Hays, Plc.	167,226
152,093	HBOS, Plc.	2,473,972
62,142	Hilton Group, Plc.	339,743
15,577	HMV Group, Plc.	77,699
430,802	HSBC Holdings, Plc.	7,265,396
18,682	ICAP, Plc.	97,379
12,389	IMI, Plc.	93,617
46,384	Imperial Chemical Industries, Plc.	214,381
28,572	Imperial Tobacco Group, Plc.	782,432
3,038	Inchcape, Plc.	113,983
25,117	Intercontinental Hotels Group	312,585
58,118	International Power, Plc. (b)	172,280

Shares		Value (Note 1)

	United Kingdom—(Continued)
6,257	Intertek Group, Plc.	$84,679
209,753	Invensys, Plc. (b)	62,397
153,609	ITV, Plc.	310,132
8,551	Johnson Matthey, Plc.	162,092
14,457	Kelda Group, Plc.	175,633
18,628	Kesa Electricals, Plc.	100,988
29,225	Kidde, Plc.	93,313
91,451	Kingfisher, Plc.	543,576
18,280	Land Securities Group, Plc.	491,978
255,030	Legal & General Group, Plc.	538,242
9,441	Liberty International, Plc.	175,954
218,914	Lloyds TSB Group, Plc.	1,986,972
27,743	LogicaCMG, Plc.	102,651
10,312	London Stock Exchange Plc.	115,150
11,093	Man Group, Plc.	313,994
8,098	Marconi Corp., Plc. (b)	87,310
64,289	Marks & Spencer Group, Plc.	423,578
22,314	Meggitt, Plc.	112,259
21,169	MFI Furniture Group, Plc.	50,410
21,309	Misys, Plc.	85,593
19,201	Mitchells & Butlers, Plc.	125,533
5,547	National Express Group, Plc.	87,897
120,519	National Grid Transco, Plc.	1,146,978
9,742	Next, Plc.	308,523
17,127	Novar, Plc.	61,855
29,342	Pearson, Plc.	353,803
11,884	Persimmon, Plc.	157,888
35,779	Pilkington, Plc.	75,540
14,455	Premier Farnell, Plc.	47,449
9,416	Provident Financial, Plc.	121,389
91,595	Prudential, Plc.	796,181
10,056	Punch Taverns, Plc.	133,473
22,039	Rank Group, Plc.	111,650
23,295	Reckitt Benckiser, Plc.	703,476
49,874	Reed Elsevier, Plc.	459,782
76,753	Rentokil Initial, Plc.	217,584
53,751	Reuters Group, Plc.	389,031
21,234	Rexam, Plc.	187,704
41,783	Rio Tinto, Plc.	1,228,424
9,821	RMC Group, Plc.	160,039
59,608	Rolls-Royce Group, Plc.	282,931
1,861,635	Rolls-Royce Group, Plc. (Class B)	3,574
111,169	Royal & Sun Alliance Insurance Group, Plc.	165,219
121,601	Royal Bank of Scotland Group, Plc.	4,087,325
31,394	SABMiller, Plc.	520,638
47,878	Sage Group, Ltd.	185,738
51,833	Sainsbury(J)	269,025
4,373	Schroders, Plc.	62,996
31,697	Scottish & Newcastle, Plc.	265,091
33,624	Scottish & Southern Energy, Plc.	563,646
72,881	Scottish Power, Plc.	564,714
15,297	Serco Group, Plc.	70,553
13,704	Severn Trent, Plc.	254,147
371,820	Shell Transport & Trading Co., Plc.	3,167,570
63,632	Signet Group, Plc.	134,373
15,709	Slough Estates, Plc.	165,699

See accompanying notes to schedule of investments and financial statements.

MSF-299

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	United Kingdom—(Continued)
34,654	Smith & Nephew, Plc.	$354,244
22,046	Smiths Group, Plc.	347,728
29,430	Stagecoach Group, Plc.	64,284
14,416	Tate & Lyle, Plc.	130,829
21,488	Taylor Woodrow, Plc.	112,111
302,121	Tesco, Plc.	1,868,698
6,929	The Davis Service Group, Plc.	54,526
27,472	The Peninsular & Oriental Steam Navigation Co.	156,967
11,100	TI Automotive, Ltd. (b) (i)	0
30,300	Tomkins Plc.	148,063
11,804	Trinity Mirror, Plc.	144,073
108,294	Unilever, Plc.	1,062,762
12,717	United Business Media, Plc.	117,412
21,916	United Utilities, Plc.	264,578
13,082	United Utilities, Plc. (Class A)	112,511
2,563,127	Vodafone Group, Plc.	6,943,852
11,935	Whitbread, Plc.	194,104
16,542	William Hill, Plc.	178,945
23,246	Wolseley, Plc.	434,248
44,250	WPP Group, Plc.	486,359
27,933	Yell Group, Plc.	236,149

		87,090,878

	United States—2.6%
58,400	iShares MSCI EAFE Index Fund (c)	9,358,600

	Total Common Stocks (Identified Cost $287,361,775)	356,881,793

Preferred Stocks—0.2%
Shares		Value (Note 1)

	Germany—0.2%
924	Fresenius Medical Care AG	$53,646
2,213	Henkel KGAA (c)	192,382
311	Porsche AG (c)	198,365
2,809	ProSieben SAT, I Media AG	51,660
1,372	RWE AG (c)	63,748
3,898	Volkswagen AG	129,271

		689,072

	Switzerland—0.0%
194	Schindler Holding AG	76,905

	Total Preferred Stocks (Identified Cost $567,792)	765,977

	Total Investments—100.1% (Identified Cost $287,929,567) (a)	357,647,770
	Other assets less liabilities	(457,781)

	Total Net Assets—100%	$357,189,989

Ten Largest Industries as of December 31, 2004	Percentage of Total Net Assets
1 Commercial Banks	15.9%
2 Oil & Gas	7.8%
3 Pharmaceuticals	7.1%
4 Diversified Telecommunication Services	4.6%
5 Insurance	4.1%
6 Electric Utilities	3.4%
7 Automobiles	3.1%
8 Wireless Telecommunication Services	2.8%
9 Metals & Mining	2.8%
10 Capital Markets	2.8%

See accompanying notes to schedule of investments and financial statements.

MSF-300

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$357,647,770
Cash		891,533
Foreign cash at value (Identified cost $11,852 )		11,901
Collateral for securities loaned		87,419,385
Receivable for:
Securities sold		3,950,945
Fund shares sold		430,454
Dividends and interest		416,389
Foreign taxes		62,389

Total Assets		450,830,766
Liabilities
Payable for:
Fund shares redeemed	$5,501,877
Securities purchased	403,349
Withholding taxes	43,651
Return of collateral for securities loaned	87,419,385
Accrued expenses:
Management fees	88,980
Service and distribution fees	23,793
Other expenses	159,742

Total Liabilities		93,640,777

Net Assets		$357,189,989

Net assets consist of:
Capital paid in		$289,433,014
Undistributed net investment income		5,396,562
Accumulated net realized gains (losses)		(7,376,326)
Unrealized appreciation (depreciation) on investments		69,736,739

Net Assets		$357,189,989

Computation of offering price:
Class A
.Net asset value and redemption price per share ($210,034,478 divided by 18,040,788 shares outstanding)		$11.64

Class B
Net asset value and redemption price per share ($73,706,987 divided by 6,418,106 shares outstanding)		$11.48

Class E
Net asset value and redemption price per share ($73,448,524 divided by 6,335,294 shares outstanding)		$11.59

Identified cost of investments		$287,929,567

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$7,508,890	(a)
Interest		272,281	(b)

		7,781,171
Expenses
Management fees	$902,258
Service and distribution fees—Class B	108,744
Service and distribution fees—Class E	100,840
Directors’ fees and expenses	23,099
Custodian	718,766
Audit and tax services	25,121
Legal	7,586
Printing	86,760
Insurance	5,691
Miscellaneous	4,309

Total expenses		1,983,174

Net Investment Income		5,797,997

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	1,293,720
Foreign currency transactions—net	(66,366)	1,227,354

Unrealized appreciation (depreciation) on:
Investments—net	50,163,143
Foreign currency transactions—net	(6,674)	50,156,469

Net gain (loss)		51,383,823

Net Increase (Decrease) in Net Assets From Operations		$57,181,820

(a)	Net of foreign taxes of $890,295.
(b)	Includes income on securities loaned of $236,250.

See accompanying notes to financial statements.

MSF-301

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$5,797,997	$3,114,956
Net realized gain (loss)	1,227,354	(679,445)
Unrealized appreciation	50,156,469	60,154,140

Increase (decrease) in net assets from operations	57,181,820	62,589,651

From Distributions to Shareholders
Net investment income
Class A	(1,416,519)	(2,203,571)
Class B	(198,859)	(202,973)
Class E	(509,994)	(288,823)

Total distributions	(2,125,372)	(2,695,367)

Increase (decrease) in net assets from capital share transactions	43,096,448	67,325,654

Total increase (decrease) in net assets	98,152,896	127,219,938

Net Assets
Beginning of the period	259,037,093	131,817,155

End of the period	$357,189,989	$259,037,093

Undistributed (Overdistributed) Net Investment Income
End of the period	$5,396,562	$1,882,855

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	5,084,867	$51,552,442	6,301,556	$50,159,107
Shares issued through acquisition	0	0	1,286,848	11,759,318
Reinvestments	139,972	1,416,519	315,698	2,203,571
Redemptions	(5,223,467)	(53,787,230)	(5,328,459)	(42,757,519)

Net increase (decrease)	1,372	$(818,269)	2,575,643	$21,364,477

Class B
Sales	4,436,365	$45,124,724	2,741,658	$21,252,640
Reinvestments	19,886	198,859	29,374	202,973
Redemptions	(923,799)	(9,445,172)	(1,230,179)	(9,211,866)

Net increase (decrease)	3,532,452	$35,878,411	1,540,853	$12,243,747

Class E
Sales	3,735,161	$37,694,618	5,913,909	$48,596,710
Reinvestments	50,545	509,994	41,438	288,823
Redemptions	(3,004,659)	(30,168,306)	(1,758,653)	(15,168,103)

Net increase (decrease)	781,047	$8,036,306	4,196,694	$33,717,430

Increase (decrease) derived from capital share transactions	4,314,871	$43,096,448	8,313,190	$67,325,654

See accompanying notes to financial statements.

MSF-302

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$9.80	$7.26	$8.75	$11.22	$13.34

Income From Investment Operations
Net investment income	0.21	0.14	0.10	0.09	0.07
Net realized and unrealized gain (loss) on investments	1.70	2.54	(1.55)	(2.52)	(2.00)

Total from investment operations	1.91	2.68	(1.45)	(2.43)	(1.93)

Less Distributions
Distributions from net investment income	(0.07)	(0.14)	(0.04)	(0.03)	(0.11)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.01)	(0.08)

Total distributions	(0.07)	(0.14)	(0.04)	(0.04)	(0.19)

Net Asset Value, End of Period	$11.64	$9.80	$7.26	$8.75	$11.22

Total Return (%)	19.6	37.6	(16.6)	(21.7)	(14.5)
Ratio of operating expenses to average net assets (%)	0.59	0.71	0.73	0.70	0.58
Ratio of net investment income to average net assets (%)	2.01	1.85	1.43	1.00	0.76
Portfolio turnover rate (%)	38	43	23	9	10
Net assets, end of period (000)	$210,034	$176,835	$112,325	$112,775	$100,950
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	0.79	0.82	0.78

	Class B					Class E
	Year ended December 31,			January 2, 2001(a) through December 31, 2001		Year ended December 31,			May 1, 2001(a) through December 31, 2001
	2004	2003	2002			2004	2003	2002
Net Asset Value, Beginning of Period	$9.68	$7.18	$8.66	$11.12		$9.77	$7.25	$8.74	$10.43

Income From Investment Operations
Net investment income	0.12	0.11	0.06	0.04		0.19	0.13	0.06	0.00
Net realized and unrealized gain (loss) on investments	1.74	2.51	(1.50)	(2.46)		1.70	2.52	(1.51)	(1.69)

Total from investment operations	1.86	2.62	(1.44)	(2.42)		1.89	2.65	(1.45)	(1.69)

Less Distributions
Distributions from net investment income	(0.06)	(0.12)	(0.04)	(0.03)		(0.07)	(0.13)	(0.04)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(0.01)		0.00	0.00	0.00	0.00

Total distributions	(0.06)	(0.12)	(0.04)	(0.04)		(0.07)	(0.13)	(0.04)	0.00

Net Asset Value, End of Period	$11.48	$9.68	$7.18	$8.66		$11.59	$9.77	$7.25	$8.74

Total Return (%)	19.3	37.2	(16.8)	(21.8	)(b)	19.4	37.3	(16.7)	(16.2	)(b)
Ratio of operating expenses to average net assets (%)	0.84	0.96	0.98	0.95	(c)	0.74	0.86	0.88	0.85	(c)
Ratio of net investment income to average net assets (%)	1.60	1.45	1.11	0.46	(c)	1.91	1.42	1.02	0.00	(c)
Portfolio turnover rate (%)	38	43	23	9		38	43	23	9
Net assets, end of period (000)	$73,707	$27,933	$9,654	$4,099		$73,449	$54,269	$9,838	$61
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—	—	1.04	1.07	(c)	—	—	0.94	0.97	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-303

Metropolitan Series Fund, Inc.

Scudder Global Equity Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—97.0% of Total Net Assets

Shares		Value (Note 1)

	Australia—0.3%
125,500	Alumina, Ltd.	$580,632

	Austria—1.4%
15,800	Erste Bank der oesterreichischen Sparkassen AG	839,987
43,800	Wienerberger AG	2,086,206

		2,926,193

	Brazil—2.1%
54,200	Aracruz Celulose S.A. (ADR)	2,043,340
86,400	Companhia Vale do Rio Doce (ADR) (b)	2,506,464

		4,549,804

	Canada—4.7%
60,950	Canadian National Railway Co.	3,701,784
42,471	EnCana Corp.	2,414,609
93,700	Goldcorp, Inc.	1,406,551
85,000	Meridian Gold, Inc. (b)	1,606,600
52,900	Placer Dome, Inc.	992,837

		10,122,381

	France—3.8%
42,031	Carrefour S.A.	1,995,652
13,924	Société Générale	1,403,302
21,690	Total S.A.	4,734,147

		8,133,101

	Germany—11.8%
27,331	Allianz AG	3,607,818
68,339	BASF AG	4,899,821
155,883	Commerzbank AG	3,205,383
20,507	Deutsche Boerse AG	1,228,650
55,634	E.ON AG	5,048,563
2,600	Porsche AG	1,651,586
30,400	Schering AG	2,259,511
73,949	Volkswagen AG	3,343,499

		25,244,831

	Hong Kong—4.2%
328,000	China Mobile, Ltd.	1,110,441
7,944,000	China Petroleum & Chemical Corp.	3,233,058
2,092,000	Denway Motors, Ltd.	745,632
2,334,900	Fountain Set Holdings, Ltd.	1,516,011
258,000	Hutchison Whampoa, Ltd.	2,412,574

		9,017,716

	India—1.3%
106,100	Reliance Industries, Ltd. (GDR) (144A)	2,718,282

	Israel—0.7%
53,700	Teva Pharmaceutical Industries, Ltd. (ADR)	1,603,482

	Italy—2.2%
444,500	Capitalia S.p.A.	2,031,715

Shares		Value (Note 1)

	Italy—(Continued)
150,800	Enel S.p.A.	$1,475,795
73,500	Mediobanca S.p.A.	1,186,546

		4,694,056

	Japan—9.5%
165,000	Daiwa Securities Group, Inc.	1,184,246
55,300	Fanuc, Ltd.	3,616,131
63	Japan Retail Fund Investment Corp. (REIT)	530,485
436,000	KOMATSU, Ltd.	3,040,498
204,000	Mitsubishi Estate Co., Ltd.	2,390,366
102	Mitsubishi Tokyo Financial Group, Inc.	1,030,166
284,000	Mitsui Fudosan Co., Ltd.	3,453,389
316	Mizuho Financial Group, Inc.	1,582,322
247,000	Nomura Holdings, Inc.	3,581,795

		20,409,398

	Malaysia—0.5%
373,700	Resorts World Berhad	982,127

	Mexico—2.8%
53,300	Cemex S.A. de C.V. (ADR)	1,941,186
51,700	Fomento Economico Mexicano S.A. de C.V. (ADR)	2,719,937
21,200	Grupo Televisa S.A. (ADR)	1,282,600

		5,943,723

	Peru—1.9%
182,100	Compania de Minas Buenaventura (ADR)	4,170,090

	Russian—3.4%
116,000	Gazprom (ADR)	4,116,509
26,400	LUKOIL (ADR)	3,234,000

		7,350,509

	Singapore—1.6%
159,000	DBS Group Holdings, Inc.	1,565,712
1,332,700	Singapore Telecommunications, Ltd.	1,942,565

		3,508,277

	South Africa—2.3%
246,200	Gold Fields, Ltd.	3,055,359
90,100	Impala Platinum Holdings, Ltd. (ADR)	1,915,147

		4,970,506

	South Korea—5.0%
103,800	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (b)	1,543,084
72,200	LG Electronics, Inc.	4,457,903
10,590	Samsung Electronics Co., Ltd.	4,621,510

		10,622,497

	Sweden—1.7%
183,500	Skandinaviska Enskilda Banken AB	3,532,809

See accompanying notes to schedule of investments and financial statements.

MSF-304

Metropolitan Series Fund, Inc.

Scudder Global Equity Portfolio

Schedule of Investments as of December 31, 2004

Common Stocks—(Continued)

Shares		Value (Note 1)

	Switzerland—2.6%
261,480	ABB, Ltd. (b)	$1,475,771
29,369	Credit Suisse Group	1,235,226
3,973	Nestle S.A.	1,037,820
37,096	Novartis AG	1,861,755

		5,610,572

	Taiwan—3.2%
605,000	Hon Hai Precision Industry Co., Ltd.	2,794,735
1,380,000	Quanta Computer, Inc.	2,475,081
181,657	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (b)	1,542,268

		6,812,084

	Thailand—0.9%
630,800	Bangkok Bank Public Co., Ltd.	1,849,589

	United Kingdom—5.0%
62,348	Anglo American, Plc.	1,470,771
143,024	GlaxoSmithKline, Plc.	3,360,167
21,751	Lonmin, Plc.	381,832
230,364	National Grid Transco, Plc.	2,187,743
282,264	Railtrack Group, Plc.	59,485
37,021	Rio Tinto, Plc.	1,086,123
567,960	William Morrison Supermarkets, Plc.	2,253,162

		10,799,283

	United States—23.8%
29,000	Affiliated Computer Services, Inc. (Class A) (b)	1,745,510
69,300	AFLAC, Inc.	2,760,912
39,700	Anadarko Petroleum Corp.	2,572,957
12,000	AutoZone, Inc. (b)	1,095,720
32,800	Avocent Corp. (b)	1,329,056
32,700	Caremark Rx, Inc. (b)	1,289,361
30,100	Caterpillar, Inc.	2,935,051
42,255	ConocoPhillips	3,669,002
45,300	Dean Foods Co. (b)	1,492,635
39,100	Devon Energy Corp.	1,521,772
14,500	Eaton Corp.	1,049,220
31,300	Equity Residential (REIT)	1,132,434
169,400	Hewlett-Packard Co.	3,552,318
102,600	iShares MSCI Malaysia Index Fund	733,590
51,600	iShares Nasdaq Biotechnology Index Fund	3,890,640
99,600	Microsoft Corp.	2,660,316
83,800	Monsanto Co.	4,655,090
32,500	Newmont Mining Corp.	1,443,325
124,900	Pfizer, Inc.	3,358,561
35,100	Schlumberger, Ltd.	2,349,945
68,639	Stillwater Mining Co. (b)	772,875
37,600	The Medicines Co. (b)	1,082,880
59,700	VERITAS Software Corp. (b)	1,704,435
48,500	Wyeth	2,065,615

		50,863,220

Shares		Value (Note 1)

	Venezuela—0.3%
30,800	Compania Anonima Nacional Telefonos de Venezuela (ADR)	$689,612

	Total Common Stocks (Identified Cost $174,561,492)	207,704,774

Short Term Investments—2.8%
Face Amount

	Repurchase Agreement—2.8%
$6,019,000	State Street Corp. Repurchase Agreement dated 12/31/04 at 1.300% to be repurchased at $6,019,652 on 01/03/05, collateralized by $6,155,000 U.S. Treasury Note 2.375% due 08/31/06 with a value of $6,139,613	$6,019,000

	Total Short Term Investments (Identified Cost $6,019,000)	6,019,000

	Total Investments—99.8% (Identified Cost $180,580,492) (a)	213,723,774
	Other assets less liabilities	406,254

	Total Net Assets—100%	$214,130,028

Ten Largest Industries as of December 31, 2004	Percentage of Total Net Assets
1 Oil & Gas	11.9%
2 Metals & Mining	10.0%
3 Commercial Banks	8.0%
4 Pharmaceuticals	7.3%
5 Electronic Equipment & Instruments	7.2%
6 Chemicals	5.7%
7 Machinery	4.0%
8 Real Estate	3.5%
9 Electric Utilities	3.0%
10 Insurance	3.0%

See accompanying notes to schedule of investments and financial statements.

MSF-305

Metropolitan Series Fund, Inc.

Scudder Global Equity Portfolio

Statement of Assets & Liabilities

December 31, 2004

Assets
Investments at value		$213,723,774
Cash		862
Foreign cash at value (Identified cost $130,908)		133,556
Receivable for:
Securities sold		2,114,988
Fund shares sold		11,075
Dividends and interest		170,075
Foreign taxes		29,851

Total Assets		216,184,181
Liabilities
Payable for:
Fund shares redeemed	$844,243
Securities purchased	994,718
Withholding taxes	18,198
Accrued expenses:
Management fees	107,686
Service and distribution fees	2,575
Other expenses	86,733

Total Liabilities		2,054,153

Net Assets		$214,130,028

Net assets consist of:
Capital paid in		$200,045,169
Undistributed net investment income		1,135,164
Accumulated net realized gains (losses)		(20,200,873)
Unrealized appreciation (depreciation) on investments and foreign currency		33,150,568

Net Assets		$214,130,028

Computation of offering price:
Class A
Net asset value and redemption price per share ($195,181,221 divided by 14,915,841 shares outstanding)		$13.09

Class B
Net asset value and redemption price per share ($3,645,771 divided by 279,553 shares outstanding)		$13.04

Class E
Net asset value and redemption price per share ($15,303,036 divided by 1,173,339 shares outstanding)		$13.04

Identified cost of investments		$180,580,492

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$3,280,243	(a)
Interest		122,145	(b)

		3,402,388
Expenses
Management fees	$1,192,125
Service and distribution fees—Class B	2,286
Service and distribution fees—Class E	19,792
Directors’ fees and expenses	23,099
Custodian	255,646
Audit and tax services	25,121
Legal	4,699
Printing	55,522
Insurance	4,286
Miscellaneous	3,894

Total expenses		1,586,470

Net Investment Income		1,815,918

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	11,719,727
Foreign currency transactions—net	7,270,936	18,990,663

Unrealized appreciation (depreciation) on:
Investments—net	9,396,711
Foreign currency transactions—net	(2,781)	9,393,930

Net gain (loss)		28,384,593

Net Increase (Decrease) in Net Assets From Operations		$30,200,511

(a)	Net of foreign taxes of $262,683.
(b)	Includes income on securities loaned of $3,418.

See accompanying notes to financial statements.

MSF-306

Metropolitan Series Fund, Inc.

Scudder Global Equity Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
From Operations
Net investment income	$1,815,918	$2,126,739
Net realized gain (loss)	18,990,663	(4,032,195)
Unrealized appreciation	9,393,930	46,737,822

Increase (decrease) in net assets from operations	30,200,511	44,832,366

From Distributions to Shareholders
Net investment income
Class A	(2,956,330)	(3,359,079)
Class E	(195,665)	(110,489)

Total distributions	(3,151,995)	(3,469,568)

Increase (decrease) in net assets from capital share transactions	(2,767,603)	2,098,062

Total increase (decrease) in net assets	24,280,913	43,460,860

Net Assets
Beginning of the period	189,849,115	146,388,255

End of the period	$214,130,028	$189,849,115

Undistributed (Overdistributed) Net Investment Income
End of the period	$1,135,164	$1,893,263

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2004		Year ended December 31, 2003
	Shares	$	Shares	$
Class A
Sales	764,035	$8,928,820	938,784	$8,891,193
Reinvestments	254,417	2,956,330	394,258	3,359,079
Redemptions	(1,786,716)	(20,820,380)	(1,639,250)	(15,825,856)

Net increase (decrease)	(768,264)	$(8,935,230)	(306,208)	$(3,575,584)

Class B
Sales	293,148	$3,437,984	0	$0
Redemptions	(13,595)	(160,011)	0	0

Net increase (decrease)	279,553	$3,277,973	0	$0

Class E
Sales	521,138	$6,042,318	753,005	$7,166,696
Reinvestments	16,882	195,665	12,999	110,489
Redemptions	(286,980)	(3,348,329)	(164,051)	(1,603,539)

Net increase (decrease)	251,040	$2,889,654	601,953	$5,673,646

Increase (decrease) derived from capital share transactions	(237,671)	$(2,767,603)	295,745	$2,098,062

See accompanying notes to financial statements.

MSF-307

Metropolitan Series Fund, Inc.

Scudder Global Equity Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$11.43	$8.98	$10.86	$14.62	$14.91

Income From Investment Operations
Net investment income	0.11	0.14	0.13	0.35	0.18
Net realized and unrealized gain (loss) on investments	1.74	2.52	(1.84)	(2.55)	(0.42)

Total from investment operations	1.85	2.66	(1.71)	(2.20)	(0.24)

Less Distributions
Distributions from net investment income	(0.19)	(0.21)	(0.17)	(0.31)	(0.01)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.25)	(0.04)

Total distributions	(0.19)	(0.21)	(0.17)	(1.56)	(0.05)

Net Asset Value, End of Period	$13.09	$11.43	$8.98	$10.86	$14.62

Total Return (%)	16.4	30.5	(16.0)	(16.1)	(1.6)
Ratio of operating expenses to average net assets (%)	0.81	0.84	0.81	0.80	0.78
Ratio of net investment income to average net assets (%)	0.95	1.35	1.27	2.90	1.43
Portfolio turnover rate (%)	79	65	45	36	58
Net assets, end of period (000)	$195,181	$179,334	$143,518	$183,296	$211,354

	Class B		Class E
	April 26, 2004(a) through December 31, 2004		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$11.59		$11.40	$8.96	$10.85	$12.21

Income From Investment Operations
Net investment income	0.02		0.11	0.13	0.19	0.00
Net realized and unrealized gain (loss) on investments	1.43		1.71	2.52	(1.91)	(1.36)

Total from investment operations	1.45		1.82	2.65	(1.72)	(1.36)

Less Distributions
Distributions from net investment income	0.00		(0.18)	(0.21)	(0.17)	0.00

Total distributions	0.00		(0.18)	(0.21)	(0.17)	0.00

Net Asset Value, End of Period	$13.04		$13.04	$11.40	$8.96	$10.85

Total Return (%)	12.5	(b)	16.1	30.4	(16.1)	(11.1	)(b)
Ratio of operating expenses to average net assets (%)	1.06	(c)	0.96	0.99	0.96	0.95	(c)
Ratio of net investment income to average net assets (%)	0.54	(c)	0.81	1.08	1.18	0.95	(c)
Portfolio turnover rate (%)	79		79	65	45	36
Net assets, end of period (000)	$3,646		$15,303	$10,515	$2,870	$47

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-308

Metropolitan Series Fund, Inc.

Notes to Schedule of Investments—December 31, 2004

(a) See Notes to Financial Statements for federal tax information on unrealized appreciation and depreciation of investment securities for federal income tax purposes.

(b) Non-Income Producing.

(c) A portion or all of the security was held on loan. As of December 31, 2004, the market value of securities loaned and the collateral received were as follows:

Portfolio	Market value of securities on loan	Market value of collateral backed by
		Cash	Securities
BlackRock Aggressive Growth (formerly State Street Research Aggressive Growth)	$161,990,577	$158,186,947	$7,715,548
BlackRock Bond Income (formerly State Street Research Bond Income)	145,546,853	148,044,233	0
BlackRock Diversified (formerly State Street Research Diversified)	189,350,160	187,369,255	5,901,281
BlackRock Investment Trust (formerly State Street Research Investment Trust)	71,993,802	73,838,468	0
BlackRock Legacy Large Cap Growth (formerly State Street Research Large Cap Growth)	35,113,443	35,990,139	0
BlackRock Strategic Value (formerly State Street Research Aurora)	194,601,162	200,145,520	0
Davis Venture Value	109,071,240	112,897,363	0
FI International Stock	76,763,997	79,814,674	0
FI Mid Cap Opportunities	152,175,349	156,569,259	0
Harris Oakmark Focused Value	21,566,013	22,022,350	0
Jennison Growth	46,537,013	47,685,887	0
Lehman Brothers Aggregate Bond Index	226,030,166	226,152,386	3,930,554
Loomis Sayles Small Cap	92,680,552	95,007,096	0
MetLife Mid Cap Stock Index	47,063,512	48,123,659	207,775
MetLife Stock Index	99,631,858	101,340,815	1,099,550
Morgan Stanley EAFE Index	82,945,478	87,419,385	0
Russell 2000 Index	93,727,006	96,135,663	254,736
T. Rowe Price Small Cap Growth	84,588,262	86,916,233	112,651

(d) Variable or Floating Rate Security. Rate disclosed is as of December 31, 2004.

(e) Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.

(f) Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.

(g) Non-Income Producing; Defaulted Bond.

(h) Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.

(i) Zero Valued Security.

(j) Security was valued in good faith under procedures established by the Board of Directors.

MSF-309

Metropolitan Series Fund, Inc.

Notes to Schedule of Investments—December 31, 2004—(Continued)

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2004, the market value of 144A securities for each Portfolio was as follows:

Portfolio	Market Value	% of Total Net Assets
BlackRock Bond Income (formerly State Street Research Bond Income)	$87,867,309	8.6%
BlackRock Diversified (formerly State Street Research Diversified)	60,916,460	3.1
BlackRock Money Market (formerly State Street Research Money Market)	120,168,614	20.5
Lehman Brothers Aggregate Bond Index	1,069,989	0.1
MFS Total Return	5,268,867	1.1
FI Value Leaders	662,268	0.1
Salomon Brothers Strategic Bond Opportunities	32,740,845	9.5
Scudder Global Equity	2,718,282	1.3

ADR — An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro Currency

GBP — Pound Sterling

GDR — Global Depository Receipt

JPY — Japanese Yen

KRW — South Korean Won

Liquidating Unit Trust — An undivided beneficial interest in the Liquidating Trust represented by a certificate.

MXN — Mexican Peso

NOK — Norwegian Krone

REIT — A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

SDR — Swedish Depositary Receipt

SEK — Swedish Krona

TBA — A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

TII — A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

MSF-310

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2004

1.	SIGNIFICANT ACCOUNTING POLICIES:

The Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company. Each Portfolio of the Fund other than Harris Oakmark Focused Value Portfolio is diversified. Harris Oakmark Focused Value is non-diversified. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments (“Portfolio”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company (“NELICO”), General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies and other affiliated insurance companies (the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. Each Portfolio’s shares may be divided into different classes. Currently the classes being offered by some or all Portfolios are named Class A, Class B, and Class E. The classes of a given Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the BlackRock Money Market Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Directors (the “Board”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds  1/2 of 1%, the Board will consider what action, if any, should be initiated.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value that approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day, are valued at the mean between the last reported bid and asked prices (except for Scudder Global Equity, which uses last reported bid price). However, if an event occurring after the closing of an exchange outside the United States may have affected such security’s value, the Fund, under procedures approved by the Board, may fair value the security in good faith. The actual calculations may be made by a pricing service selected by the adviser or relevant subadviser and approved by the Board or a fair value pricing vendor approved by the Board.

Securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Portfolio’s adviser or subadviser acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the Portfolio’s adviser or subadviser and approved by the Board.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business

MSF-311

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2004—(Continued)

on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

Repurchase Agreements:

Each Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Fund’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. Each Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by each Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

Certain Portfolios may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, such a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

MSF-312

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2004—(Continued)

Futures Contracts:

Certain Portfolios may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when a Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments.

For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counter party is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

Mortgage Dollar Rolls:

The Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and BlackRock Bond Income Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2004 was approximately $79,416,151, $208,144,727 and $268,004,274 for the Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and BlackRock Bond Income Portfolio, respectively.

Portfolios that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

MSF-313

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2004—(Continued)

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2004, the following Portfolios had capital loss carryovers.

Portfolio	Total	Expiring 12/31/12	Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Expiring 12/31/08	Expiring 12/31/07
BlackRock Aggressive Growth (formerly State Street Research Aggressive Growth)	$408,607,203	$0	$0	$201,096,876	$204,394,269	$3,116,058	$0
BlackRock Diversified (formerly State Street Research Diversified)	251,145,253	0	0	243,854,095	7,291,158	0	0
BlackRock Investment Trust (formerly State Street Research Investment Trust)	508,176,462	0	14,588,867	442,142,756	51,444,839	0	0
BlackRock Large Cap Value (formerly State Street Research Large Cap Value)	3,146,530	0	520,049	37,937	2,588,544	0	0
BlackRock Legacy Large Cap Growth (formerly State Street Research Large Cap Growth)	253,627,998	0	0	205,405,850	48,222,148	0	0
BlackRock Money Market (formerly State Street Research Money Market)	22,236	3,013	28	918	17,711	0	566
BlackRock Strategic Value (formerly State Street Research Aurora)	789,735	0	0	789,735	0	0	0
Capital Guardian U.S. Equity	30,176,078	0	1,369,466	11,190,563	17,616,049	0	0
Davis Venture Value	110,176,856	4,821,033	25,334,925	49,957,026	30,063,873	0	0
FI International Stock	71,702,196	0	0	62,545,070	9,157,126	0	0
FI Mid Cap Opportunities	817,523,303	0	16,477,953	376,464,857	424,580,493	0	0
FI Value Leaders	70,976,777	0	16,766,777	54,210,000	0	0	0
Harris Oakmark Large Cap Value	13,540,847	723,150	8,688,699	4,128,998	0	0	0
Jennison Growth	47,127,381	0	15,329,617	31,797,764	0	0	0
Lehman Brothers Aggregate Bond Index	1,823,610	499,465	0	449,093	836,845	0	38,207
Met/Putnam Voyager	35,246,220	0	2,562,334	13,734,881	18,949,005	0	0
MetLife Stock Index	2,696,118	0	0	2,696,118	0	0	0
MFS Investors Trust	19,322,639	0	0	0	9,265,962	10,056,677	0
MFS Total Return	29,724,906	0	0	5,467,027	13,005,887	7,456,224	3,795,768
Morgan Stanley EAFE Index	3,575,290	0	0	3,575,290	0	0	0
Scudder Global Equity	20,157,283	0	4,262,486	15,894,797	0	0	0
T. Rowe Price Large Cap Growth	37,698,087	0	4,593,031	16,388,306	16,716,750	0	0
T. Rowe Price Small Cap Growth	54,533,071	0	9,886,767	36,254,607	8,391,697	0	0
Zenith Equity	149,347,303	0	14,363,795	0	134,983,508	0	0

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2004 are listed below:

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
BlackRock Aggressive Growth (formerly State Street Research Aggressive Growth)	$792,292,839	$190,776,983	$(3,528,622)	$187,248,361
BlackRock Bond Income (formerly State Street Research Bond Income)	1,245,752,431	13,631,351	(4,589,646)	9,041,705
BlackRock Diversified (formerly State Street Research Diversified)	1,964,966,424	198,333,423	(10,661,491)	187,671,932
BlackRock Investment Trust (formerly State Street Research Investment Trust)	1,676,414,739	287,092,501	(12,686,228)	274,406,273
BlackRock Large Cap Value (formerly State Street Research Large Cap Value)	96,846,202	15,903,949	(221,326)	15,682,623
BlackRock Legacy Large Cap Growth (formerly State Street Research Large Cap Growth)	507,913,367	86,540,309	(9,293,067)	77,247,242
BlackRock Money Market (formerly State Street Research Money Market)	557,952,845	0	(0)	0

MSF-314

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2004—(Continued)

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
BlackRock Strategic Value (formerly State Street Research Aurora)	$804,732,132	$230,777,066	$(31,855,159)	$198,921,907
Capital Guardian U.S. Equity	458,814,919	77,250,429	(9,196,130)	68,054,299
Davis Venture Value	2,114,721,952	577,739,264	(28,332,159)	549,407,105
FI International Stock	365,979,019	69,786,785	(5,788,488)	63,998,297
FI Mid Cap Opportunities	926,769,570	142,833,058	(24,410,249)	118,422,809
FI Value Leaders	516,083,336	73,389,404	(2,780,637)	70,608,767
Franklin Templeton Small Cap Growth	67,945,654	15,908,116	(2,249,520)	13,658,596
Harris Oakmark Focused Value	1,279,497,951	394,641,878	(0)	394,641,878
Harris Oakmark Large Cap Value	432,101,035	101,944,871	(738,286)	101,206,585
Jennison Growth	696,802,807	145,561,155	(4,815,461)	140,745,694
Lehman Brothers Aggregate Bond Index	909,851,712	22,558,454	(5,160,938)	17,397,516
Loomis Sayles Small Cap	335,399,679	91,668,956	(1,735,589)	89,933,367
Met/Putnam Voyager	63,593,753	9,343,694	(1,043,681)	8,300,013
MetLife Mid Cap Stock Index	269,557,641	66,192,742	(9,719,549)	56,473,193
MetLife Stock Index	4,126,362,611	1,285,757,498	(465,874,337)	819,883,161
MFS Investors Trust	114,383,902	17,913,330	(909,515)	17,003,815
MFS Total Return	423,814,402	39,078,140	(2,757,301)	36,320,839
Morgan Stanley EAFE Index	292,540,812	72,758,606	(7,651,648)	65,106,958
Neuberger Berman Partners Mid Cap Value	420,273,721	77,522,197	(1,009,577)	76,512,620
Russell 2000 Index	309,932,749	94,495,601	(18,941,071)	75,554,530
Salomon Brothers Strategic Bond Opportunities	426,247,632	12,576,219	(3,046,221)	9,529,998
Salomon Brothers U.S. Government	480,754,818	759,395	(554,843)	204,552
Scudder Global Equity	180,772,368	38,744,779	(5,793,373)	32,951,406
T. Rowe Price Large Cap Growth	235,894,532	40,354,649	(3,701,846)	36,652,803
T. Rowe Price Small Cap Growth	270,595,737	104,515,094	(27,665,754)	76,849,340
Zenith Equity	898,093,332	131,446,223	(0)	131,446,223

Dividends and Distributions to Shareholders:

BlackRock Money Market Portfolio dividends are declared daily to shareholders of record at the time and are paid monthly. All other Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for each Portfolio are shown as expense reductions in the Statement of Operations of the respective Portfolio.

2.	PURCHASES AND SALES:

For the year ended December 31, 2004, purchases and sales of securities (excluding short-term investments) for each of the Portfolios were as follows:

	Purchases		Sales
Portfolio	U.S. Government	Other	U.S. Government	Other
BlackRock Aggressive Growth (formerly State Street Research Aggressive Growth)	$0	$860,853,013	$0	$942,129,55
BlackRock Bond Income (formerly State Street Research Bond Income)	4,072,375,860	447,967,133	4,033,544,125	510,831,634
BlackRock Diversified (formerly State Street Research Diversified)	2,986,745,890	1,418,806,579	2,968,046,257	1,552,127,449
BlackRock Investment Trust (formerly State Street Research Investment Trust)	0	1,654,714,552	0	1,791,536,946
BlackRock Large Cap Value (formerly State Street Research Large Cap Value)	0	65,623,031	0	25,531,029
BlackRock Legacy Large Cap Growth (formerly State Street Research Large Cap Growth)	0	1,064,790,572	0	1,103,435,301
BlackRock Strategic Value (formerly State Street Research Aurora)	0	410,587,161	0	272,217,713

MSF-315

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2004—(Continued)

	Purchases		Sales
Portfolio	U.S. Government	Other	U.S. Government	Other
Capital Guardian U.S. Equity	$0	$254,812,905	$0	$175,599,664
Davis Venture Value	0	814,387,337	0	88,892,733
FI International Stock	0	348,399,075	0	343,219,976
FI Mid Cap Opportunities	0	2,003,880,018	0	1,963,465,662
FI Value Leaders	0	906,911,046	0	968,488,886
Franklin Templeton Small Cap Growth	0	48,306,925	0	32,640,519
Harris Oakmark Focused Value	0	370,832,598	0	218,088,137
Harris Oakmark Large Cap Value	0	138,008,462	0	64,875,626
Jennison Growth	0	676,649,437	0	477,416,363
Lehman Brothers Aggregate Bond Index	361,391,939	80,610,306	180,660,600	29,484,077
Loomis Sayles Small Cap	0	506,907,834	0	523,084,679
Met/Putnam Voyager	0	45,695,025	0	45,039,961
MetLife Mid Cap Stock Index	0	127,812,688	0	118,365,186
MetLife Stock Index	0	253,817,358	0	123,602,482
MFS Investors Trust	0	152,543,839	0	122,385,618
MFS Total Return	165,474,721	366,246,719	81,046,213	214,388,547
Morgan Stanley EAFE Index	0	161,751,988	0	114,690,544
Neuberger Berman Partners Mid Cap Value	0	322,809,774	0	191,826,512
Russell 2000 Index	0	152,580,910	0	125,356,907
Salomon Brothers Strategic Bond Opportunities	1,021,060,859	172,273,533	976,702,105	124,360,189
Salomon Brothers U.S. Government	2,579,458,818	0	2,565,383,780	5,399,821
Scudder Global Equity	0	147,582,491	0	155,243,324
T. Rowe Price Large Cap Growth	0	142,844,533	0	80,495,571
T. Rowe Price Small Cap Growth	0	91,898,964	0	88,832,230
Zenith Equity	0	41,053,276	0	147,779,517

Options Written:

The BlackRock Bond Income Portfolio transactions in options written during the period ended December 31, 2004 were as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2003	0	$0
Options written	7,902	9,522,105
Options closed	(7,902)	(9,522,105)

Options outstanding at December 31, 2004	0	$0

The BlackRock Aggressive Growth Portfolio transactions in options written during the period ended December 31, 2004 were as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2003	0	$0
Options written	3,400	207,400
Options closed	(3,400)	(207,400)

Options outstanding at December 31, 2004	0	$0

The BlackRock Diversified Portfolio transactions in options written during the period ended December 31, 2004 were as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2003	0	$0
Options written	5,414	6,509,662
Options closed	(5,414)	(6,509,662)

Options outstanding at December 31, 2004	0	$0

MSF-316

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2004—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreements:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolios. The Fund has entered into investment management agreements with MetLife Advisers. For providing investment management services to the Fund, MetLife Advisers receives monthly compensation at the following annual rates of:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2004	Annual percentage rates paid to MetLife Advisers		Based on Portfolios average daily net asset value levels
BlackRock Aggressive Growth (formerly State Street Research Aggressive Growth)	$6,727,459	0.750 0.700 0.650	% % %	Of the first $500 million Of the next $500 million On amounts in excess of $1 billion
BlackRock Bond Income (formerly State Street Research Bond Income)	4,028,376	0.400 0.350 0.300 0.250	% % % %	Of the first $1 billion Of the next $1 billion Of the next $1 billion On amounts in excess of $3 billion
BlackRock Diversified (formerly State Street Research Diversified)	8,551,135	0.500 0.450 0.400	% % %	Of the first $500 million Of the next $500 million On amounts in excess of $1 billion
BlackRock Investment Trust (formerly State Street Research Investment Trust)	9,280,121	0.550 0.500 0.450	% % %	Of the first $500 million Of the next $500 million On amounts in excess of $1 billion
BlackRock Large Cap Value (formerly State Street Research Large Cap Value)	582,621	0.700 0.650 0.600	% % %	Of the first $250 million Of the next $500 million On amounts in excess of $750 million
BlackRock Legacy Large Cap Growth (formerly State Street Research Large Cap Growth)	4,181,373	0.730 0.650	% %	Of the first $1 billion On amounts in excess of $1 billion
BlackRock Money Market (formerly State Street Research Money Market)	2,014,603	0.350 0.300 0.250	% % %	Of the first $1 billion Of the next $1 billion Of amounts in excess of $2 billion
BlackRock Strategic Value (formerly State Street Research Aurora)	7,085,611	0.850 0.800 0.750	% % %	Of the first $500 million Of the next $500 million On amounts in excess of $1 billion
Capital Guardian U.S. Equity	2,664,106	0.700 0.650 0.600 0.550	% % % %	Of the first $200 million Of the next $300 million Of the next $1.5 billion On amounts in excess of $2 billion
Davis Venture Value	14,953,170	0.750 0.700	% %	Of the first $1 billion On amounts in excess of $1 billion
FI International Stock	3,332,607	0.860 0.800 0.750	% % %	Of the first $500 million Of the next $500 million On amounts in excess of $1 billion
FI Mid Cap Opportunities	6,357,009	0.750 0.700 0.650	% % %	Of the first $100 million Of the next $400 million On amounts in excess of $500 million
FI Value Leaders	3,745,210	0.700 0.650 0.600 0.550	% % % %	Of the first $200 million Of the next $300 million Of the next $1.5 billion On amounts in excess of $2 billion
Franklin Templeton Small Cap Growth	621,214	0.900 0.850	% %	Of the first $500 million On amounts in excess of $500 million
Harris Oakmark Focused Value	11,142,455	0.750 0.700	% %	Of the first $1 billion On amounts in excess of $1 billion
Harris Oakmark Large Cap Value	3,306,121	0.750 0.700	% %	Of the first $250 million On amounts in excess of $250 million
Jennison Growth	4,687,248	0.700 0.650 0.600 0.550	% % % %	Of the first $200 million Of the next $300 million Of the next $1.5 billion On amounts in excess of $2 billion
Lehman Brothers Aggregate Bond Index	1,973,303	0.250%		Of all assets

MSF-317

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2004—(Continued)

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2004	Annual percentage rates paid to MetLife Advisers		Based on Portfolios average daily net asset value levels
Loomis Sayles Small Cap	$3,480,201	0.900 0.850	% %	Of the first $500 million On amounts in excess of $500 million
Met/Putnam Voyager	541,520	0.800 0.750 0.700	% % %	Of the first $500 million Of the next $500 million On amounts in excess of $1 billion
MetLife Mid Cap Stock Index	726,464	0.250%		Of all assets
MetLife Stock Index	11,328,304	0.250%		Of all assets
MFS Investors Trust	870,010	0.750%		Of all assets
MFS Total Return	1,697,055	0.500%		Of all assets
Morgan Stanley EAFE Index	902,258	0.300%		Of all assets
Neuberger Berman Partners Mid Cap Value	2,424,514	0.700 0.675 0.650 0.625 0.600	% % % % %	Of the first $100 million Of the next $250 million Of the next $500 million Of the next $750 million On amounts in excess of $1.6 billion
Russell 2000 Index	831,185	0.250%		Of all assets
Salomon Brothers Strategic Bond Opportunities	1,951,356	0.650%		Of all assets
Salomon Brothers U.S. Government	1,525,319	0.550%		Of all assets
Scudder Global Equity	1,192,125	0.900 0.550 0.500 0.475	% % % %	Of the first $50 million Of the next $50 million Of the next $400 million On amounts in excess of $500 million
T. Rowe Price Large Cap Growth	1,398,412	0.650 0.600	% %	Of the first $50 million On amounts in excess of $50 million
T. Rowe Price Small Cap Growth	1,661,490	0.550 0.500 0.450	% % %	Of the first $100 million Of the next $300 million On amounts in excess of $400 million
*Zenith Equity	0	0.000%		Of all assets

*	The Zenith Equity Portfolio operates as a fund of funds by investing its assets in three other Portfolios of the Fund, (the “Underlying Portfolios”). The Zenith Equity Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

The Fund and MetLife Advisers have entered into various investment subadvisory agreements. Prior to January 31, 2005, State Street Research & Management Company (“State Street Research”), a subsidiary of MetLife, was compensated by MetLife Advisers to provide subadvisory services for the former BlackRock Bond Income, BlackRock Money Market, BlackRock Investment Trust, BlackRock Diversified, BlackRock Aggressive Growth, BlackRock Strategic Value, BlackRock Large Cap Value and BlackRock Legacy Large Cap Growth Portfolios.

On January 31, 2005 BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research as subadviser to these Portfolios, and the names of these Portfolios were changed as described more fully on page [MSF-322] to this Annual Report. The following table shows the fees earned by State Street Research for providing subadvisory services to these Portfolios for the year ended December 31, 2004.

Portfolio	Fees earned by State Street Research & Management Company for the year ended December 31, 2004
BlackRock Aggressive Growth (formerly State Street Research Aggressive Growth)	$3,738,729
BlackRock Bond Income (formerly State Street Research Bond Income)	1,637,603
BlackRock Diversified (formerly State Street Research Diversified)	5,250,710
BlackRock Investment Trust (formerly State Street Research Investment Trust)	6,061,732
BlackRock Large Cap Value (formerly State Street Research Large Cap Value)	374,071
BlackRock Legacy Large Cap Growth (formerly State Street Research Large Cap Growth) (May 1, 2004—December 31, 2004)	1,410,470
BlackRock Money Market (formerly State Street Research Money Market)	506,700
BlackRock Strategic Value (formerly State Street Research Aurora)	4,167,782

MetLife is the investment subadviser for the MetLife Stock Index, Lehman Brothers Aggregate Bond Index, Russell 2000 Index, Morgan Stanley EAFE Index, and MetLife Mid Cap Stock Index Portfolios. MetLife Advisers pays MetLife an investment subadvisory fee for each Index Portfolio equal to the costs incurred by MetLife in providing subadvisory services to the Portfolio.

MSF-318

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2004—(Continued)

Portfolio	Fees earned by MetLife for the year ended December 31, 2004
Lehman Brothers Aggregate Bond Index	$189,437
MetLife Mid Cap Stock Index	66,834
MetLife Stock Index	1,042,204
Morgan Stanley EAFE Index	69,173
Russell 2000 Index	76,469

Putnam Investment Management, LLC is compensated to provide subadvisory services for the Met/Putnam Voyager Portfolio. Fidelity Management & Research Company (“FMR”) receives compensation for providing subadvisory services for the FI Mid Cap Opportunities Portfolio, FI International Stock Portfolio, and FI Value Leaders Portfolio; Janus Capital Corporation was compensated to provide subadvisory services for the Janus Mid Cap Portfolio from January 1, 2004 through April 30, 2004. Effective May 1, 2004 FMR became the subadvisor to the Janus Mid Cap Portfolio, which was renamed the FI Mid Cap Opportunities Portfolio, and FMR receives compensation for providing subadvisory services thereto.

T. Rowe Price Associates, Inc. is compensated to provide subadvisory services for the T. Rowe Price Small Cap Growth and the T. Rowe Price Large Cap Growth Portfolios. Deutsche Asset Management is compensated to provide subadvisory services for the Scudder Global Equity Portfolio. Harris Associates, L.P., is compensated to provide subadvisory services for the Harris Oakmark Focused Value and Harris Oakmark Large Cap Value Portfolios. Neuberger Berman Management Inc. is compensated to provide subadvisory services for the Neuberger Berman Partners Mid Cap Value Portfolio. Franklin Advisers, Inc. is compensated to provide subadvisory services for the Franklin Templeton Small Cap Growth Portfolio.

Salomon Brothers Asset Management Inc. is compensated to provide subadvisory services for the Salomon Brothers Strategic Bond Opportunities Portfolio and Salomon Brothers U.S. Government Portfolio; Loomis, Sayles & Company, L.P. is compensated to provide subadvisory services for the Loomis Sayles Small Cap Portfolio; Davis Selected Advisers, L.P. is compensated to provide subadvisory services for the Davis Venture Value Portfolio; Massachusetts Financial Services Company is compensated to provide subadvisory services for the MFS Investors Trust Portfolio and MFS Total Return Portfolio; Capital Guardian Trust Company is compensated to provide subadvisory services for the Capital Guardian U.S. Equity Portfolio and Jennison Associates LLC is compensated to provide subadvisory services for the Jennison Growth Portfolio.

Fred Alger Management, Inc. was compensated to provide subadvisory services for the Alger Equity Growth Portfolio from January 1, 2004 through April 30, 2004. Effective May 1, 2004 State Street Research became the subadviser to this Portfolio, which was the State Street Research Large Cap Growth Portfolio, and received compensation for providing subadvisory services through the year ended December 31, 2004.

On January 31, 2005 BlackRock succeeded State Street Research as subadviser to this Portfolio and the Portfolio was renamed BlackRock Legacy large Cap Growth Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Fund’s Class B and Class E shares. Under the Distribution Plans, the Class B and Class E shares of the Fund pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for, promoting or selling, and servicing the Class B and Class E shares of the Portfolio. The fees under the Distribution Plans for each applicable class of a Portfolio’s shares are calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by each Portfolio for the year ended December 31, 2004 are shown as Service and Distribution fees in the Statement of Operations of the respective Portfolios.

Expense Agreement:

Pursuant to an expense agreement relating to each class of Franklin Templeton Small Cap Growth, Met/Putnam Voyager, MFS Investors Trust, and the BlackRock Large Cap Value (formerly State Street Research Large Cap Value) Portfolios, MetLife Advisers has agreed to pay, until April 30, 2005, the operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated annual expense limits. This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios (other than Met/Putnam Voyager) to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year, to the extent that the charge does not cause the total expenses in such subsequent year, to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth and MFS Investors Trust, and five in the case

MSF-319

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2004—(Continued)

of BlackRock Large Cap Value, after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio’s net average daily net assets) in effect from May 1, 2004 to April 30, 2005 are as follows:

Portfolio	Expense Limit Agreement
	Class A	Class B	Class E
Franklin Templeton Small Cap Growth	1.15%	1.40%	1.30%
Met/Putnam Voyager	1.00%	1.25%	1.15%
MFS Investors Trust	1.00%	1.25%	1.15%
BlackRock Large Cap Value (formerly State Street Large Cap Value)	0.95%	1.20%	1.10%

As of December 31, 2004, the amounts of expenses deferred for each Portfolio, are as follows:

	Expenses Deferred in
	2002	2002	2003

	(Subject to repayment until December 31,)
Portfolio	2005	2007	2006
Franklin Templeton Small Cap Growth	$85,285	—	$69,953
MFS Investors Trust	126,450	—	41,674
BlackRock Large Cap Value (formerly State Street Large Cap Value)	—	$64,701	—

For the year ended December 31, 2004 MetLife Advisers recovered $39,670 of deferred expense from MFS Investors Trust Portfolio and $41,385 from BlackRock Large Cap Value Portfolio.

Payments by Affiliates:

During the year ended December 31, 2004, State Street Research conducted an internal review regarding the use of brokerage commissions in consideration of the distribution of shares of mutual funds that it sponsors. In connection with this review, on December 16, 2004, State Street Research determined to reimburse the Fund. The amounts and Portfolios credited are as follows:

Portfolio	Reimbursements
BlackRock Aggressive Growth (formerly State Street Research Aggressive Growth)	$29,929
BlackRock Diversified (formerly State Street Research Diversified)	18,411
BlackRock Investment Trust (formerly State Street Research Investment Trust)	52,248
BlackRock Large Cap Value (formerly State Street Research Large Cap Value)	1,085
BlackRock Strategic Value (formerly State Street Research Aurora)	1,261

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from lending transactions, which is included in interest income of the respective Portfolios. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Portfolios with outstanding loans at December 31, 2004 are footnoted in the Notes to Schedule of Investments.

5.	ACQUISITIONS:

On April 30, 2004, the MFS Total Return Portfolio acquired all of the net assets of the Balanced Portfolio pursuant to a plan of reorganization approved on April 30, 2004. The acquisition was accomplished by a tax free exchange of 178,716 Class A shares of

MSF-320

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2004—(Continued)

MFS Total Return Portfolio (valued at $23.9 million) in exchange for 2,036,543 Class A shares of Balanced Portfolio (valued at $23.9 million); 618,249 Class E shares of MFS Total Return Portfolio (valued at $82.6 million) in exchange for 7,020,496 Class A shares of Balanced Portfolio (valued at $82.6 million); and 231,742 Class B shares of MFS Total Return Portfolio (valued at $30.8 million) in exchange for 2,625,358 Class E shares of Balanced Portfolio (valued at $30.8 million); on April 30, 2004.

The aggregate net assets of MFS Total Return Portfolio and Balanced Portfolio immediately before the acquisition were $179,907,457 and $137,327,191, respectively. The aggregate net assets of MFS Total Return Portfolio immediately after the acquisition were $317,234,648.

On April 30, 2004, the Janus Mid Cap Portfolio acquired all of the net assets of the former FI Mid Cap Opportunities Portfolio pursuant to a plan of reorganization approved on April 30, 2004. The acquisition was accomplished by a tax free exchange of 549,661 Class A shares of Janus Mid Cap Portfolio (valued at $7.9 million) in exchange for 734,248 Class A shares of FI Mid Cap Opportunities Portfolio (valued at $7.9 million); 1,185,116 Class A shares of Janus Mid Cap Portfolio (valued at $17.0 million) in exchange for 1,587,545 Class E shares of FI Mid Cap Opportunities Portfolio (valued at $17.0 million); 841,201 Class B shares of Janus Mid Cap Portfolio (valued at $11.8 million) in exchange for 1,110,038 Class B shares of FI Mid Cap Opportunities Portfolio (valued at $11.8 million); and 1,335,690 Class E shares of Janus Mid Cap Portfolio (valued at $19.0 million) in exchange for 1,774,256 Class E shares of FI Mid Cap Portfolio (valued at $19.0 million); on April 30, 2004.

The aggregate net assets of Janus Mid Cap Portfolio and FI Mid Cap Opportunities Portfolio immediately before the acquisition were $897,378,204 and $55,663,723, respectively. The aggregate net assets of Janus Mid Cap Portfolio immediately after the acquisition were $953,041,927. Immediately after the acquisition, Fidelity Management & Research Company became the subadviser to the Janus Mid Cap Portfolio, which was then renamed FI Mid Cap Opportunities Portfolio.

On April 30, 2004, the MFS Investors Trust Portfolio acquired all of the net assets of the MFS Research Managers Portfolio pursuant to a plan of reorganization approved on April 30, 2004. The acquisition was accomplished by a tax free exchange of 3,868,426 Class A shares of MFS Investors Trust Portfolio (valued at $31.4 million) in exchange for 3,686,810 Class A shares of MFS Research Managers Portfolio (valued at $31.4 million); 25,379 Class B shares of MFS Investors Trust Portfolio (valued at $0.2 million) in exchange for 24,241 Class B shares of MFS Research Managers Portfolio (valued at $0.2 million); and 907,886 Class E shares of MFS Investors Trust Portfolio (valued at $7.4 million) in exchange for 868,273 Class E shares of MFS Research Managers Portfolio (valued at $7.4 million); on April 30, 2004.

The aggregate net assets of MFS Investors Trust Portfolio and MFS Research Managers Portfolio immediately before the acquisition were $95,264,502 and $38,980,141, respectively. The aggregate net assets of MFS Investors Trust Portfolio immediately after the acquisition were $134,244,643.

On November 19, 2004, the Capital Guardian U.S. Equity Portfolio acquired all of the net assets of the J.P. Morgan Select Equity Portfolio of the Met Investors Series Trust pursuant to a plan of reorganization approved on November 12, 2004. The acquisition was accomplished by a tax free exchange of 9,612,487 Class A shares of Capital Guardian U.S. Equity Portfolio (valued at $107.8 million) in exchange for 8,062,131 Class A shares of J.P. Morgan Select Equity Portfolio (valued at $107.8 million); 941,307 Class B shares of Capital Guardian U.S. Equity Portfolio (valued at $10.5 million) in exchange for 791,507 Class B shares of J.P. Morgan Select Equity Portfolio (valued at $10.5 million); on November 19, 2004.

The aggregate net assets of Capital Guardian U.S. Equity Portfolio and J.P. Morgan Select Equity Portfolio immediately before the acquisition were $390,960,064 and $118,279,796, respectively. The aggregate net assets of Capital Guardian U.S. Equity Portfolio immediately after the acquisition were $509,239,860.

6.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. In May 2004, General American received a so-called “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under the SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal

MSF-321

Metropolitan Series Fund, Inc.

Notes to Financial Statements—December 31, 2004—(Continued)

recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7.	SUBSEQUENT EVENTS:

On January 18, 2005, shareholders of the State Street Research Aggressive Growth Portfolio, State Street Research Aurora Portfolio, State Street Research Bond Income Portfolio, State Street Research Diversified Portfolio, State Street Research Investment Trust Portfolio, State Street Research Large Cap Growth Portfolio, State Street Research Large Cap Value Portfolio, and State Street Research Money Market Portfolio approved a change of subadvisor for each Portfolio from State Street Research & Management Company (“SSRM”) to BlackRock Advisors, Inc. (“BlackRock Advisors”) pursuant to new subadvisory agreements between the Fund’s investment adviser, MetLife Advisers; and BlackRock Advisors. These changes were made in connection with the closing of a transaction (the “Transaction”) between BlackRock, Inc. (“BlackRock”), the parent of BlackRock Advisors; BlackRock Financial Management, Inc. (“BlackRock Financial”), a wholly-owned indirect subsidiary of BlackRock; MetLife, Inc., the parent of MetLife; and MetLife, the indirect parent of MetLife Advisers, that resulted in BlackRock Financial purchasing SSRM Holdings, Inc., the parent of SSRM, from MetLife. The new subadvisory agreements took effect on January 31, 2005, the date on which the Transaction closed.

Also at their January 18, 2005 meeting, shareholders of the State Street Research Aggressive Growth Portfolio, the State Street Research Aurora Portfolio, the State Street Research Diversified Portfolio, the State Street Research Investment Trust Portfolio and the State Street Research Large Cap Value Portfolio (collectively, the “SSR New Management Agreement Portfolios”), approved new advisory agreements between the Fund and the MetLife Advisers with respect to the SSR New Management Agreement Portfolios. The new advisory agreements also took effect on January 31, 2005.

Effective January 31, 2005, the names of the Portfolios changed as follows:

Prior Portfolio Name	New Portfolio Name
State Street Research Aggressive Growth Portfolio	BlackRock Aggressive Growth Portfolio
State Street Research Aurora Portfolio	BlackRock Strategic Value Portfolio
State Street Research Bond Income Portfolio	BlackRock Bond Income Portfolio
State Street Research Diversified Portfolio	BlackRock Diversified Portfolio
State Street Research Investment Trust Portfolio	BlackRock Investment Trust Portfolio
State Street Research Large Cap Growth Portfolio	BlackRock Legacy Large Cap Growth Portfolio
State Street Research Large Cap Value Portfolio	BlackRock Large Cap Value Portfolio
State Street Research Money Market Portfolio	BlackRock Money Market Portfolio

On February 2, 2005, the Board of Directors of the Fund approved the acquisition of the Met/Putnam Voyager Portfolio by the Jennison Growth Portfolio of the Fund, subject to the approval of shareholders of Met/Putnam Voyager Portfolio. On or about April 29, 2005, the shareholders of Met/Putnam Voyager Portfolio will consider the approval of a proposed Plan of Reorganization providing for the acquisition of all the assets of the Met/Putnam Voyager Portfolio by the Jennison Growth Portfolio in exchange for shares of the Jennison Growth Portfolio and the assumption by the Jennison Growth Portfolio of the liabilities of Met/Putnam Voyager Portfolio. If approved by shareholders, the reorganization will close on or about April 29, 2005.

On February 2, 2005, the Board of Directors of the Fund approved the acquisition of the Money Market Portfolio of the Met Investors Series Trust (“MIST Money Market Portfolio”) by the BlackRock Money Market Portfolio of the Fund, subject to the approval of shareholders of MIST Money Market Portfolio. On or about April 29, 2005, the shareholders of MIST Money Market Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the MIST Money Market Portfolio by the BlackRock Money Market Portfolio in exchange for shares of the BlackRock Money Market Portfolio and the assumption by the BlackRock Money Market Portfolio of the liabilities of MIST Money Market Portfolio. If approved by shareholders, the reorganization will close on or about April 29, 2005.

On February 2, 2005, the Board of Directors of the Fund approved a new Sub-Investment Management Agreement (the “Agreement”) with respect to the Scudder Global Equity Portfolio between the Fund, MetLife Advisers and Oppenheimer Funds, Inc. (“Oppenheimer”). The Agreement is not subject to shareholder approval and will become effective May 1, 2005. The Investment Management Agreement between the Fund and MetLife Advisers relating to the Portfolio will remain in effect and fees payable there under to MetLife Advisers will not change.

Under the Agreement, Oppenheimer will become the subadviser to the Portfolio, succeeding Deutsche Investment Management, and will become responsible for the day-to-day management of the Portfolio’s investment operations under the oversight of MetLife Advisers. Accordingly, the name of the Portfolio will be changed to the “Oppenheimer Global Equity Portfolio” at the time the Agreement takes effect.

MSF-322

Metropolitan Series Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Policyholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the BlackRock Money Market Portfolio (formerly known as State Street Research Money Market Portfolio), Lehman Brothers Aggregate Bond Index Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio, BlackRock Bond Income Portfolio (formerly known as State Street Research Bond Income Portfolio), MFS Total Return Portfolio, BlackRock Diversified Portfolio (formerly known as State Street Research Diversified Portfolio), Capital Guardian U.S. Equity Portfolio, Davis Venture Value Portfolio, FI Value Leaders Portfolio, Harris Oakmark Large Cap Value Portfolio, Jennison Growth Portfolio, Met/Putnam Voyager Portfolio, MetLife Stock Index Portfolio, MFS Investors Trust Portfolio, BlackRock Investment Trust Portfolio (formerly known as State Street Research Investment Trust Portfolio), BlackRock Legacy Large Cap Growth Portfolio (formerly known as State Street Research Large Cap Growth Portfolio), BlackRock Large Cap Value Portfolio (formerly known as State Street Research Large Cap Value Portfolio), T. Rowe Price Large Cap Growth Portfolio, Zenith Equity Portfolio, FI Mid Cap Opportunities Portfolio, Harris Oakmark Focused Value Portfolio, MetLife Mid Cap Stock Index Portfolio, Neuberger Berman Partners Mid Cap Value Portfolio, BlackRock Aggressive Growth Portfolio (formerly known as State Street Research Aggressive Growth Portfolio), Franklin Templeton Small Cap Growth Portfolio, Loomis Sayles Small Cap Portfolio, Russell 2000 Index Portfolio, BlackRock Strategic Value Portfolio (formerly known as State Street Research Aurora Portfolio), T. Rowe Small Cap Growth Portfolio, FI International Stock Portfolio, Morgan Stanley EAFE Index Portfolio, and Scudder Global Equity Portfolio (the “Portfolios”) of Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Metropolitan Series Fund, Inc. as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 14, 2005

MSF-323

Metropolitan Series Fund, Inc.

Shareholder Vote

At a Special Meeting of Shareholders of the Balanced Portfolio, FI Mid Cap Opportunities Portfolio, MFS Research Managers Portfolio and the Alger Equity Growth Portfolio held on April 30, 2004 the respective shareholders voted for the following proposals:

	For	Against	Abstain	Total

1.  To approve an Agreement and Plan of Reorganization for the sale of all of the assets of the Balanced Portfolio to, and the assumption of all of the liabilities of the Balanced Portfolio by the MFS Total Return Portfolio in exchange for shares of the MFS Total Return Portfolio and the distribution of such shares to the shareholders of the Balanced Portfolio in complete liquidation of the Balanced Portfolio.

a.) Votes of all shareholders of the Balanced Portfolio totaled.	10,247,526	374,248	504,686	3,722,233
b.) Votes of certain Class A shareholders of the Balanced Portfolio who transferred into Class E shares of the Total Return Portfolio.	1,137,160	85,686	27,304	1,250,150
c.) Votes of Class E shareholders of the Balanced Portfolio, all of whom transferred into Class B shares of the Total Return Portfolio.	1,915,503	79,197	160,693	2,155,394
2. To approve an Agreement and Plan of Reorganization for the sale of all of the assets of the FI Mid Cap Opportunities Portfolio to, and the assumption of all of the liabilities of the FI Mid Cap Opportunities Portfolio by, the Janus Mid Cap Portfolio in exchange for shares of the Janus Mid Cap Portfolio and the distribution of such shares to the shareholders of the FI Mid Opportunities Cap Portfolio in complete liquidation of the FI Mid Cap Opportunities Portfolio.	3,739,222	209,556	192,376	4,141,154
3. To approve an Agreement and Plan of Reorganization for the sale of all of the assets of the MFS Research Managers Portfolio to, and the assumption of all of the liabilities of the MFS Research Managers Portfolio by, the MFS Investors Trust Portfolio in exchange for shares of the MFS Investors Trust Portfolio and the distribution of such shares to the shareholders of the MFS Research Managers Portfolio in complete liquidation of the MFS Research Managers Portfolio.	4,008,323	61,602	229,494	4,299,418
4. To approve, with the respect to the Alger Equity Growth Portfolio, a new subadvisory agreement between MetLife Advisers and State Street Research & Management Company.	28,037,773	1,297,010	1,182,936	30,517,719

MSF-324

Metropolitan Series Fund, Inc.

Directors and Officers

The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 33 Portfolios of the Fund. There is no limit to the term a Director may serve.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling toll free (800) 638-7732.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) in that Mr. McHaffie is an employee of MetLife, and Mr. Typermass is a former employee of MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)
Hugh C. McHaffie Metropolitan Life Insurance Company 501 Boylston Street Boston, MA 02116	45	Director, Chairman of the Board, President and Chief Executive Officer	2003	Senior Vice President, MetLife, since 1999; Chair of the Board of Managers, President and Chief Executive Officer, MetLife Advisers, since 2003; formerly, Senior Vice President, New England Zenith Fund (“Zenith Fund”)**; formerly, Vice President, Manufacturers Life North America.
Arthur G. Typermass 43 Chestnut Street Garden City, NY 11530	67	Director	1998	Formerly, Senior Vice-President and Treasurer, MetLife, 1997-1998.

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act).

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)
Steve A. Garban† 226 Harris Drive State College, PA 16801	67	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.
Linda B. Strumpf Ford Foundation 320 E. 43rd Street New York, NY 10017	57	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.
Michael S. Scott Morton† Massachusetts Institute of Technology (“MIT”) 50 Memorial Drive Cambridge, MA 02138	67	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.
Toby Rosenblatt† 3409 Pacific Avenue San Francisco, CA 94118	66	Director	2001	President, since 1999, and formerly, Vice President, Founders Investments, Ltd.
H. Jesse Arnelle 400 Urbano Drive San Francisco, CA 94127	71	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; Director, Gannet Co. Inc. (diversified news and information company)*; formerly Director, Eastman Chemical Company (global chemical company)*; Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.
Nancy Hawthorne 60 Hyslop Road Brookline, MA 02445	53	Director	2003	Director, Avid Technologies (computer software company)*; Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, Zenith Fund**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy)*.

MSF-325

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)
John T. Ludes 57 Water Street Marion, MA 02738	66	Director	2003	Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment).

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Leonard M. Bakal Metropolitan Life Insurance Company One MetLife Plaza 27-01 Queens Plaza North Long Island City, NY 11101	60	Senior Vice President and Chief Compliance Officer	2004	Senior Vice President and Chief Compliance Officer, MetLife Advisers, since 2004; Vice President Compliance Director and Money Laundering Compliance Officer, Metropolitan Life Insurance Company; Vice President and Compliance Director, MetLife Securities, Inc.
John F. Guthrie, Jr. MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	61	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; formerly, Senior Vice President, Zenith Fund**.
Peter H. Duffy MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	49	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers, since December 1998; Vice President, MetLife; formerly, Vice President and Treasurer, Zenith Fund**.
Thomas M. Lenz MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	46	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers, since 1998; Assistant General Counsel, MetLife; formerly, Vice President and Secretary, Zenith Fund**.
Thomas C. McDevitt MetLife Advisers, LLC 501 Boylston Street Boston, MA 02116	49	Vice President	2002	Formerly, Vice President, Zenith Fund**.
Daphne Thomas-Jones Metropolitan Life Insurance Company One MetLife Plaza 27-01 Queens Plaza North Long Island City, NY 11101	49	Vice President	2000	Vice President, since 2004, and formerly, Assistant Vice President and Director, MetLife.
Thomas E. Lenihan Metropolitan Life Insurance Company 10 Park Avenue Morristown, NJ 07962	50	Senior Vice President	2004	Managing Director, Investments Department, MetLife.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Following its merger into the Fund on May 1, 2003, the Zenith Fund deregistered as an investment company with the SEC on January 29, 2004.
(†)	Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with MetLife Advisers or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO, New England Financial, New England Funds, L.P., or New England Securities Corporation (“NES”) are omitted if not materially different.

MSF-326

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2004 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-327

Item 2.	Code of Ethics.

As of December 31, 2004, the registrant has adopted a “code of ethics” (as such term is defined in the instructions to Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial and accounting officer. There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Steve A. Garban, John T. Ludes and Linda B. Strumpf are “audit committee financial experts” (as such term is defined in the instructions to Item 3 of Form N-CSR). Each of these individuals is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) – (d)

Fees for Services Rendered to the Registrant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2003	$690,000	$43,400	$70,000	$0
2004	$660,970	$57,000	$66,971	$0

Audit-Related Fees represent fees for services rendered to the registrant (i) for security valuation testing in connection with the registrant’s semi-annual report for the periods ended June 30, 2003 and June 30, 2004, respectively; and (ii) related to reorganizations involving certain portfolios of the registrant (in the case of (ii), such fees were paid by the registrant’s investment adviser).

Tax Fees represent fees for services rendered to the registrant for tax return preparation and review of and participation in determining required income and capital gains distributions.

There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Director is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(e)(2) Not applicable.

(f) Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees
2003	$9,500,000
2004	$9,800,000

The amounts set out above represent the aggregate non-audit fees billed by the registrant’s accountant to MetLife, Inc., and include, among other non-audit fees, non-audit fees for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

Included in reports to stockholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors since the registrant last provided disclosure in response to this Item.

Item 10.	Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.	Exhibits.

(a	)	(1)	Code of Ethics (as defined in Item 2(b) of Form N-CSR).

		(2)	Certifications required by Rule 30a-2(a) under the Act.

		(3)	Not applicable.

(b	)		Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND, INC.

By:	/s/ Hugh C. McHaffie
Name:	Hugh C. McHaffie
Title:	President
Date:	3/3/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh C. McHaffie
Name:	Hugh C. McHaffie
Title:	President
Date:	3/3/05

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Treasurer
Date:	3/3/05

EXHIBIT LIST

Exhibit 11(a)(1):	Code of Ethics

Exhibit (11)(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit (11)(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 11(b):	Certification required by Rule 30a-2(b) under the Act